As filed with the Securities and Exchange Commission on October 5, 2006

                                                  Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       [ ] Pre-Effective Amendment No. __
                       [ ] Post-Effective Amendment No. __


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in charter)

                   680 8th Street, Des Moines, Iowa 50392-0200
              (Address of Registrant's Principal Executive Offices)

                                  800-247-4123
              (Registrant's Telephone Number, Including Area Code)

                               Michael D. Roughton
                    Counsel, Principal Financial Group, Inc.
                         711 High Street, Suite 405 West
                           Des Moines, Iowa 50392-0200
                     (Name and Address of Agent for Service)

                        Copies of all communications to:

                         John W. Blouch Brian D. McCabe
                      Dykema Gossett PLLC Ropes & Gray LLP
                   1300 I Street, N.W. One International Place
                  Washington, D.C. 20005-3353 Boston, MA 02110
        202-906-8714; 202-906-8669 (Fax) 617-951-7801; 617-951-7050 (Fax)


Approximate date of proposed public offering:  As soon as practicable after this
                                       Registration Statement becomes effective.

Title of Securities Being Registered: Class 1 and Class 2 common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 4, 2006, pursuant to Rule 488.

                               WM GROUP OF FUNDS
                        1201 Third Avenue, 22[nd] Floor
                           Seattle, Washington 98101

                               November __, 2006

Dear Contract Owner:

      A special meeting of shareholders of the separate series (the "Acquired Funds") of WM Variable Trust ("WMVT"), a member of the WM Group of Funds, will be held at 10:00 A.M., PACIFIC TIME, ON DECEMBER 15, 2006, at 1201 Third Avenue, 27[th] Floor, Seattle, Washington 98101 to consider a proposed reorganization providing for the combination of each Acquired Fund into a corresponding separate series (each an "Acquiring Fund") of Principal Variable Contracts Fund, Inc. ("PVC") (the "Reorganization"). The Reorganization and related proposals are described in detail in the enclosed Proxy Statement/Prospectus and summarized in the attached information sheet.

      As an investor through a variable annuity contract or variable life insurance policy, you can instruct your insurance company as to how to vote on these proposals. At the special meeting of shareholders, your insurance company will vote on the proposals as instructed by you and other investors holding contracts or policies through your insurance company.

      As you may know, on July 25, 2006, Principal Financial Group, Inc. and its subsidiary, Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Funds, and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction which contemplates combining WMVT into PVC. The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the Reorganization by the shareholders of certain of the Acquired Funds and a related reorganization by shareholders of certain other funds advised by WMA. We expect that the Reorganization will occur after the Transaction. Because the closing of the Transaction will cause the Acquired Funds' investment advisory agreements with WMA and sub-advisory agreements with various sub-advisors to terminate, shareholders are being asked to approve agreements with WMA and such sub-advisors which will allow their current management to continue uninterrupted between the closings of the Transaction and the Reorganization.

      The Board of Trustees of WMVT has unanimously approved the Reorganization and believes that it will benefit you. The Trustees believe that combining WMVT and PVC will create a larger fund family that presents the opportunity to experience asset growth through the combined WMVT and PVC distribution networks, achieve economies of scale and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will continue to be managed by WMA as sub-advisor. PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Funds through February 28, 2008 (April 29, 2008 in the case of the PVC SmallCap Value Account) at the expense levels of their corresponding Acquired Funds for the six-month period ended June 30, 2006. The Board of Trustees has also unanimously approved the new investment advisory and sub-advisory agreements for the Acquired Funds.

      Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of each Acquired Fund attributable to your variable contract or policy as of October 17, 2006, the record date for the meeting. Please read these materials carefully. We urge you to complete and mail your voting instruction card(s) promptly in the enclosed postage-paid envelope, allowing sufficient time for receipt by December 15, 2006.

      THE BOARD OF TRUSTEES OF WMVT UNANIMOUSLY RECOMMENDS THAT YOU INSTRUCT YOUR INSURANCE COMPANY TO VOTE FOR THE PROPOSALS.

       YOUR VOTING INSTRUCTIONS ARE IMPORTANT. YOU CAN INSTRUCT YOUR INSURANCE COMPANY HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

      We appreciate your taking the time to respond to this important matter. If you have any questions regarding the Reorganization or the related proposals or need additional information, please call us toll-free at 1-800-222-5852.

  Sincerely,

  /s/  William G. Papesh

  William G. Papesh
  President and Chief Executive Officer

                       IMPORTANT INFORMATION TO HELP YOU
                   UNDERSTAND AND VOTE ON THE REORGANIZATION

      Please read the complete Proxy Statement/Prospectus. For your convenience, we are providing this brief overview of the proposed reorganization on which you are being asked to vote.

WHAT IS THE REORGANIZATION?

      Under the proposed reorganization, each of the listed funds below (each, an "Acquired Fund") of WM Variable Trust ("WMVT") will be combined into a corresponding series or fund (each, an "Acquiring Fund") of Principal Variable Contracts Fund, Inc. ("PVC"), and each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund (the "Reorganization"). A shareholder's position will have the same net asset value both immediately before and immediately after the Reorganization. The shareholders of each Acquired Fund must take the necessary action to approve its combination with the corresponding Acquiring Fund before the combination may be effected.

 WMVT ACQUIRED FUNDS             PVC ACQUIRING FUNDS
 Balanced Portfolio              Balanced Portfolio
 Conservative Balanced Portfolio Conservative Balanced Portfolio
 Conservative Growth Portfolio   Conservative Growth Portfolio
 Equity Income Fund              Equity Income Account I
 Flexible Income Portfolio       Flexible Income Portfolio
 Growth Fund                     Growth Account
 Growth & Income Fund            LargeCap Blend Account
 Income Fund                     Income Account
 International Growth Fund       Diversified International Account
 Mid Cap Stock Fund              MidCap Stock Account
 Money Market Fund               Money Market Account
 REIT Fund                       Real Estate Securities Account
 Short Term Income Fund          Short-Term Income Account
 Small Cap Growth Fund           SmallCap Growth Account
 Small Cap Value Fund            SmallCap Value Account
 Strategic Growth Portfolio      Strategic Growth Portfolio
 U.S. Government Securities Fund Mortgage Securities Account
 West Coast Equity Fund          West Coast Equity Account

WHY IS THE REORGANIZATION BEING PROPOSED?

      On July 25, 2006, Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. ("WaMu") to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds (including WMVT), and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction, which contemplates combining WMVT into PVC, a series mutual fund advised by PMC.

      Combining the Acquired Funds and the Acquiring Funds will create a larger fund family that presents the opportunity to experience asset growth through the combined WMVT and PVC distribution networks, achieve economies of scale and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will be managed by WMA as sub-advisor. PMC has agreed to cap the expenses of the Class 1 and 2 shares of the Acquiring Funds through February 28, 2008 (April 29, 2008 in the case of the PVC SmallCap Value Account) at the expense levels of their corresponding Acquired Funds for the six-month period ended June 30, 2006.

      For detailed information about the investment objectives and strategies, expense ratios and performance records of the specific funds involved in each fund combination, please refer to the Proxy Statement/Prospectus.

HAS THE BOARD OF TRUSTEES APPROVED THE REORGANIZATION?

      Yes. After careful consideration, the Board of Trustees of WMVT has unanimously approved the Reorganization and recommends that you vote "FOR" the Reorganization. The Reorganization has also been unanimously approved by the Board of Directors of PVC.

WHY AM I BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS?

      WMA is the investment adviser to each of the Acquired Funds, and certain of the Acquired Funds also have investment sub-advisors. The closing of the Transaction will result as a matter of law in an assignment of the current advisory and sub-advisory agreements for the Acquired Funds and cause such agreements to terminate. In order to continue current advisory and sub-advisory arrangements between the closing of the Transaction and the closing of the Reorganization, the Board of Trustees has approved, and recommends that you approve, proposed advisory agreements with WMA and, as applicable, proposed sub-advisory agreements with current Acquired Fund sub-advisors.

HOW DO THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS DIFFER FROM THE CURRENT AGREEMENTS?

      The terms of the agreements, including fees payable, are the same in all material respects.

WILL I INCUR ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

      Shareholders of the Acquired Funds do not currently pay sales charges and will not pay sales charges as a result of the Reorganization (although holders ("Contract Owners) of variable annuity contracts and variable life insurance policies that invest in the Acquired Funds ("Contracts") may pay sales charges in connection with purchasing Contracts). Moreover, the expenses of the Reorganization (other than trading costs associated with disposing of or repositioning of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by affiliates of
WaMu and PFG.   While it is not possible to determine with specificity the extent of such portfolio repositioning costs, they may be significant, particularly for funds investing substantially in small capitalization and/or foreign securities, such as the Small Cap Value and International Growth Funds.

WHAT ARE THE FEDERAL INCOME TAX IMPLICATIONS?

    Except for certain seed capital investments, all shares of the Acquired Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under Contracts issued by the Participating Insurance Companies.

    The Reorganization is expected to be tax-free to Separate Accounts as shareholders for federal income tax purposes. This means that Separate Accounts and Acquired Funds are not expected to recognize a gain or loss solely as a result of the Reorganization.

WHAT IF I REDEEM OR EXCHANGE MY WMVT SHARES BEFORE THE REORGANIZATION TAKES
PLACE?

      If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares.

WHAT HAPPENS IF A PROPOSED FUND COMBINATION IS NOT APPROVED?

      Generally, if shareholders of an Acquired Fund do not approve the Reorganization, the Reorganization will not take place as to that Acquired Fund, and the Board of Trustees of WMVT will take such action as it deems appropriate and in the best interests of that particular Acquired Fund and its shareholders. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization:Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these Acquired Funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

      If the Reorganization takes place as to some but not all Acquired Funds, the Board of Trustees may determine that it would be in the best interest of any remaining Acquired Fund and its shareholders to liquidate the Acquired Fund.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM OR A FAVORABLE VOTE ON A FUND COMBINATION OR PROPOSED ADVISORY OR SUB-ADVISORY AGREEMENT BY THE SCHEDULED DATE OF THE SHAREHOLDER MEETING?

      If a quorum or a favorable vote is not obtained for a particular fund combination or other proposal, the meeting with respect to the affected Acquired Fund may be postponed or adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials so that the meeting is not delayed.

WHO IS ELIGIBLE TO VOTE?

      Only shareholders who owned shares on the Record Date
-- October 17, 2006 -- are entitled to vote at the meeting or any adjournment of the meeting. Except for certain seed capital investments, all shares of the Acquired Funds are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

      Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares of the Acquired Funds attributable to such Contract Owner's Contract. Please see "Contract Owner Instructions" for more information.

HOW DO I VOTE?

You can give voting instructions in any one of the following ways:

     {circle}By  mail,  by  filling  out  and  returning  the  enclosed   Voting
          Instruction Card;

     {circle}By phone, fax or Internet (see the enclosed Voting Instruction Card for instructions); or

     {circle}In person at the meeting.

Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct the Participating Insurance Companies how they wish the shares of the Acquired Funds to be voted. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares of the Acquired Funds held on behalf of such Contract Owner. The Participating Insurance Companies will vote shares of the Acquired Funds as instructed on the voting instruction cards by their Contract Owners. IF A CONTRACT OWNER SIMPLY SIGNS AND RETURNS THE VOTING INSTRUCTION CARD, THE PARTICIPATING INSURANCE COMPANY WILL TREAT THE CARD AS AN INSTRUCTION TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts invested by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

WHOM SHOULD I CALL IF I NEED ADDITIONAL INFORMATION?

      If you need any assistance or have any questions concerning the Reorganization, the proposed advisory or sub-advisory agreements or how to give voting instructions, please call the WM Group of Funds at 1-800-222-5852.

                               WM GROUP OF FUNDS

                        1201 Third Avenue, 22[nd] Floor

                           Seattle, Washington 98101



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 15, 2006

TO THE SHAREHOLDERS OF WM VARIABLE TRUST:

      Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of WM Variable Trust ("WMVT") will be held at 10:00 A.M., PACIFIC TIME, ON DECEMBER 15, 2006, at the main office of the WM Group of Funds at 1201
Third Avenue, 27[th] Floor, Seattle, Washington 98101.    The Meeting is being
held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment thereof:

Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Balanced Portfolio into the PVC
1         Balanced Portfolio.
          (Shareholders of the WMVT Balanced Portfolio will vote  on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Conservative Balanced Portfolio
2         into the PVC Conservative Balanced Portfolio.
          (Shareholders of the WMVT Conservative Balanced Portfolio will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Conservative Growth Portfolio
3         into the PVC Conservative Growth Portfolio.
          (Shareholders of the WMVT Conservative Growth Portfolio will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Equity Income Fund into the PVC
4         Equity Income Account I.
          (Shareholders of the WMVT Equity Income Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Flexible Income Portfolio into
5         the PVC Flexible Income Portfolio.
          (Shareholders of the WMVT Flexible Income Portfolio will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Growth Fund into the PVC Growth
6         Account.
          (Shareholders of the WMVT Growth Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Growth & Income Fund into the
7         PVC LargeCap Blend Account.
          (Shareholders of the WMVT Growth & Income Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Income Fund into the PVC Income
8         Account.
          (Shareholders of the WMVT Income Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT International Growth Fund into
9         the PVC Diversified International Account.
          (Shareholders of the WMVT International Growth Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Mid Cap Stock Fund into the PVC
10        MidCap Stock Account.
          (Shareholders of the WMVT Mid Cap Stock Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Money Market Fund into the PVC
11        Money Market Account.
          (Shareholders of the WMVT Money Market Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT REIT Fund into the PVC Real
12        Estate Securities Account.
          (Shareholders of the WMVT REIT Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Short Term Income Fund into the
13        PVC Short-Term Income Account.
          (Shareholders of the WMVT Short Term Income Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Small Cap Growth Fund into the
14        PVC SmallCap Growth Account.
          (Shareholders of the WMVT Small Cap Growth Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Small Cap Value Fund into the
15        PVC SmallCap Value Account.
          (Shareholders of the WMVT Small Cap Value Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Strategic Growth Portfolio into
16        the PVC Strategic Growth Portfolio.
          (Shareholders of the WMVT Strategic Growth  Portfolio will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT U.S. Government Securities Fund
17        into the PVC Mortgage Securities Account.
          (Shareholders of the WMVT U.S. Government Securities Fund will vote on this proposal)
Proposal  Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT West Coast Equity Fund into the
18        PVC West Coast Equity Account.
          (Shareholders of the WMVT West Coast Equity Fund will vote on this proposal)
Proposal  Approval of Proposed Advisory Agreement with WMA
19        (Shareholders of all the Acquired Funds will vote separately on this proposal)
Proposal  Approval of Proposed Sub-Advisory Agreements with:
20
          Janus Capital Management LLC;
(a)       Salomon Brothers Asset Management Inc. (or successor), and
          Oppenheimer Funds, Inc.
(b)       --for the WMVT Growth Fund.
          (Shareholders of the WMVT Growth Fund  will vote separately on this proposal)
(c)
          Capital Guardian Trust Company
(d)       --for the WMVT International Growth Fund
          (Shareholders of  the WMVT International Growth Fund will vote on this proposal)
          Delaware Management Company; and
(e)       Oberweis Asset Management, Inc.
          --for the WMVT Small Cap Growth Fund.
(f)       (Shareholders of  the WMVT Small Cap Growth Fund will vote on this proposal)

      THE BOARD OF TRUSTEES OF WMVT RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUNDS VOTE FOR THE PROPOSALS THAT PERTAIN TO EACH FUND.

      Approval of each Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

      Each shareholder of record at the close of business on October 17, 2006 is entitled to receive notice of and to vote at the Meeting.

      Please read the attached Proxy Statement/Prospectus.

                                     By order of the Boards of Trustees

                                     /s/  John T. West

                                     John T. West
                                     Secretary

November ___, 2006

Seattle, Washington

        WM GROUP OF FUNDS         PRINCIPAL VARIABLE CONTRACTS FUND, INC.
  1201 Third Avenue, 22[nd] Floor            680 8[th] Street
    Seattle, Washington 98101           Des Moines, Iowa 50392-0200
           ("WM Funds")                           ("PVC")
                           _________________________

                          PROXY STATEMENT/PROSPECTUS

     RELATING TO THE ACQUISITION OF ALL THE ASSETS AND ASSUMPTION OF STATED LIABILITIES OF THE ACQUIRED FUNDS (LISTED BELOW), EACH A SERIES OF THE WM
 VARIABLE TRUST ("WMVT"), BY AND IN EXCHANGE FOR CLASS 1 AND CLASS 2 SHARES OF
     THE CORRESPONDING ACQUIRING FUNDS (LISTED BELOW), EACH A SERIES OF PVC

      This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (sometimes referred to as the "Trustees") of WM Variable Trust ("WMVT") of proxies to be used at a Special Meeting of Shareholders of all of the series of WMVT (each, an "Acquired Fund") to be held at 10:00 A.M., PACIFIC TIME, ON DECEMBER 15, 2006 at 1201 Third Avenue, 27th Floor, Seattle, Washington, 98101 (the "Meeting"). This Proxy Statement/Prospectus is first being mailed to shareholders on or about November __, 2006.

      Except for certain seed capital investments, all shares of the Acquired Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as "Contract Owners."

      At the Meeting, shareholders of each Acquired Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Acquired Fund into a corresponding series or fund (each an "Acquiring Fund") of PVC (the "Reorganization"). Under the Plan:(i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in net asset value at the time of the exchange to the net asset value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved. Each combination that is approved by shareholders is expected to become effective as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on January 5, 2007 (subject to the prior closing of the Transaction, as defined herein). Shareholders of the Acquired Funds will also be asked to approve the continuation of the current investment advisory and, as applicable, sub-advisory arrangements for such funds for the period between the closing of the Transaction and the closing of the Reorganization. The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the Form of Agreement and Plan of Reorganization attached hereto as Appendix A. The proposed advisory and sub-advisory agreements are also described in this Proxy Statement/Prospectus.

      As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:

 If you own shares of:          You will receive shares of:
 WMVT ACQUIRED FUNDS             CORRESPONDING PVC ACQUIRING FUNDS
 Balanced Portfolio              Balanced Portfolio
 Conservative Balanced Portfolio Conservative Balanced Portfolio
 Conservative Growth Portfolio   Conservative Growth Portfolio
 Equity Income Fund              Equity Income Account I
 Flexible Income Portfolio       Flexible Income Portfolio
 Growth Fund                     Growth Account
 Growth & Income Fund            LargeCap Blend Account
 Income Fund                     Income Account
 International Growth Fund       Diversified International Account
 Mid Cap Stock Fund              MidCap Stock Account
 Money Market Fund               Money Market Account
 REIT Fund                       Real Estate Securities Account
 Short Term Income Fund          Short-Term Income Account
 Small Cap Growth Fund           SmallCap Growth Account
 Small Cap Value Fund            SmallCap Value Account
 Strategic Growth Portfolio      Strategic Growth Portfolio
 U.S. Government Securities Fund Mortgage Securities Account
 West Coast Equity Fund          West Coast Equity Account


      This Proxy Statement/Prospectus contains information shareholders should know before voting on the proposed Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of WMVT and PVC contain additional information about the investments of, respectively, the Acquired Funds and the Acquiring Funds, and the Annual Reports contain discussions of the market conditions and investment strategies that significantly affected such funds during the fiscal year ended December 31, 2005. Copies of these reports may be obtained at no charge by calling the respective toll free numbers listed below for WMVT and PVC.

      The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement/Prospectus:

-- The Statement of Additional Information dated November __,    Copies of the Statement of Additional Information are available at
2006 relating to this Proxy Statement/Prospectus (the "Statement no charge by writing to PVC at the above address or by calling toll
of Additional Information").                                     free at 1-800-247-4123.
--The Prospectuses of WMVT dated May 1, 2006, as supplemented (
collectively, the "WMVT Prospectus").                            Copies of the these documents are available at no charge by writing
--The Statement of Additional Information of WMVT dated May 1,   to the WM Group of Funds at the above address or by calling toll
2006 (the "WMVT SAI").                                           free at 1-800-222-5852.
--The Semiannual Report to Shareholders of WMVT for the six-
month period ended June 30, 2006 (financial highlights of the
Acquired Funds).

      Shareholders who have questions about the Reorganization and related proposals or this Proxy Statement/Prospectus may call the WM Group of Funds toll-free at 1-800-222-5852.

      WMVT and PVC are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act") and file reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      AN INVESTMENT IN AN ACQUIRING FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

       The date of this Proxy Statement/Prospectus is November __, 2006.

                           PROXY STATEMENT/PROSPECTUS

                               TABLE OF CONTENTS

                                                                                                                               PAGE
INTRODUCTION.........................................................
OVERVIEW OF THE PROPOSED REORGANIZATION
PROPOSALS RELATING TO PROPOSED REORGANIZATION
PROPOSAL 1                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Balanced Portfolio into the PVC Balanced Portfolio
PROPOSAL 2                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Conservative Balanced Portfolio into the PVC Conservative Balanced
                                          Portfolio
PROPOSAL 3                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Conservative Growth Portfolio into the PVC Conservative Growth Portfolio
PROPOSAL 4                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Equity Income Fund into the PVC Equity Income Account I
PROPOSAL 5                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Flexible Income Portfolio into the PVC Flexible Income Portfolio
PROPOSAL 6                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Growth Fund into the PVC Growth Account
PROPOSAL 7                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Growth & Income Fund into the PVC LargeCap Blend Account
PROPOSAL 8                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Income Fund into the PVC Income Account
PROPOSAL 9                                Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT International Growth Fund into the PVC Diversified International Account
PROPOSAL 10                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Mid Cap Stock Fund into the PVC MidCap Stock Account
PROPOSAL 11                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Money Market Fund into the PVC Money Market Account
PROPOSAL 12                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT REIT Fund into the PVC Real Estate Securities Account
PROPOSAL 13                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Short Term Income Fund into the PVC Short-Term Income Account
PROPOSAL 14                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Small Cap Growth Fund into the PVC SmallCap Growth Account
PROPOSAL 15                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Small Cap Value Fund into the PVC SmallCap Value Account
PROPOSAL 16                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT Strategic Growth Portfolio into the PVC Strategic Growth Portfolio
PROPOSAL 17                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT U.S. Government Securities Fund into the PVC Mortgage Securities Account
PROPOSAL 18                               Approval of Agreement and Plan of Reorganization providing for the combination of the WMVT West Coast Equity Fund into the PVC West Coast Equity Account
RISKS OF INVESTING IN THE FUNDS......................................
MANAGEMENT OF THE FUNDS..............................................
INFORMATION ABOUT THE REORGANIZATION.................................
     Agreement and Plan of Reorganization............................
     Reasons for the Reorganization..................................
     Board Consideration of the Reorganization.......................
     Description of Securities to Be Issued..........................
     Federal Income Tax Consequences.................................
     Comparison of Shareholder Rights................................
CAPITALIZATION.......................................................
COMPARATIVE INFORMATION ABOUT THE WMVT FUNDS AND PVC FUNDS...........
     Distribution Plans and Additional Information Regarding
       Intermediary Compensation.....................................
     Purchases and Redemptions of Shares.............................
     Dividends and Distributions.....................................
     Fundamental Investment
Restrictions..................................
PROPOSALS RELATING TO PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS
PROPOSAL 19          Approval of Proposed Advisory Agreement with WMA
PROPOSAL 20          Approval of Proposed Sub-Advisory Agreements with:
               (a)   Janus Capital Management LLC;
               (b)   Salomon Brothers Asset Management Inc. (or successor), and
               (c)   OppenheimerFunds, Inc.
                     --for the WMVT Growth Fund.
               (d)   Capital Guardian Trust Company
                     --for the WMVT International Growth Fund
               (e)   Delaware Management Company; and
               (f)   Oberweis Asset Management, Inc.
                     --for the WMVT Small Cap Growth Fund.
CONSIDERATION BY THE BOARD OF TRUSTEES OF PROPOSED ADVISORY AND
  SUB-ADVISORY AGREEMENTS.............................................

VOTING INFORMATION...................................................
LEGAL MATTERS........................................................
FINANCIAL STATEMENTS.................................................
OTHER MATTERS........................................................

Appendix A -  Form of Agreement and Plan of Reorganization...........
Appendix B -  Comparison of Fundamental Investment
Restrictions.......................
Appendix C -  Debt Security Ratings..................................
Appendix D -- Certain Investment Strategies and Related Risks of the Acquiring Funds ......
Appendix E --  Additional Performance Information for the Existing Acquiring Funds ........
Appendix F - Advisory and Sub-Advisory Agreements:Dates, Approvals and Fees ..........
Appendix G -- Form of Proposed Advisory Agreement
................................
Appendix H -- Fees Paid to WMA, Sub-Advisors and Their Affiliates
.....................
Appendix I -- Principal Officers and Directors of WMA and Sub-Advisors ...........
Appendix J - Comparable Funds Advised by WMA and Sub-
Advisors..................
Appendix K - Forms of Proposed Sub-Advisory Agreements
...........................
Appendix L -- Outstanding Shares and Share Ownership
...............................
....
Appendix M -- Financial Highlights of the Existing Acquiring
Funds.....................

                                  INTRODUCTION

      This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of WMVT of proxies to be used at the Meeting to be held at 10:00 A.M., PACIFIC TIME ON DECEMBER 15, 2006 at 1201 Third Avenue, Seattle, Washington 98101. The purpose of the Meeting is for the shareholders of each Acquired Fund to consider and vote upon the proposed Reorganization providing for the combination of the Acquired Fund into a corresponding Acquiring Fund, each a separate series of PVC. Each shareholder of record of an Acquired Fund at the close of business on October 17, 2006 (the "Record Date") is entitled to one vote at the Meeting for each share (and fractional votes for fractional shares) of the Acquired Fund held.

      WMVT. WMVT is a Massachusetts business trust. It is an open-end management investment company registered under the 1940 Act and operates as a series mutual fund. It currently offers an aggregate of 18 separate series or funds which are the Acquired Funds. WMVT is authorized to issue two classes of shares, Class 1 and Class 2, which are offered to Separate Accounts and to retirement plans.

      The investment advisor to and sponsor of each of the Acquired Funds is WM Advisors, Inc. ("WMA"), and the principal underwriter for WMVT is WM Funds Distributor, Inc. ("WMFD"). WMA and WMFD are wholly-owned subsidiaries of Washington Mutual, Inc. ("WaMu"), a Washington corporation and publicly owned financial services company. The address of each of WaMu, WMA and WMFD is 1201 Third Avenue, 22[nd] Floor, Seattle, WA 98101.

      Pursuant to an investment advisory agreement with WMVT with respect to each Acquired Fund, WMA provides investment advisory services and certain corporate administrative services to the Acquired Funds. WMA directly manages certain of the Acquired Funds and, as permitted by the investment advisory agreements, has entered into sub-advisory agreements with sub-advisors with respect to certain other of the Acquired Funds. Under a sub-advisory agreement, the sub-advisor assumes the obligations of WMA to provide investment advisory services for a specific fund. The fees payable to each sub-advisor by an Acquired Fund are offset against the fees otherwise payable by the Acquired Fund to WMA. WMA and the sub-advisors to the Acquired Funds are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

      PVC. PVC is a Maryland corporation and an open-end management investment company registered under the 1940 Act. PVC is a series mutual fund and, at the time of the Reorganization, will offer 41 separate series or funds, including the Acquiring Funds (the "PVC Funds"). PVC is authorized to issue two classes of shares, Class 1 and Class 2. Class 1 shares are sold to Separate Accounts. Class 2 shares will commence operations at the Effective Time (as defined below) of the Reorganization. At that time, Class 1 and Class 2 shares will be offered to Separate Accounts and to retirement plans.

      The sponsor of PVC is Principal Life Insurance Company ("Principal Life"), the investment advisor to each of the PVC Funds, including the Acquiring Funds, is Principal Management Corporation ("PMC") and the principal underwriter for PVC is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"), a Delaware corporation and publicly owned financial services company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

      Pursuant to a Management Agreement with PVC with respect to each Acquiring Fund, PMC provides investment advisory services and certain corporate administrative services to the Acquiring Funds. As permitted by the Management Agreements, PMC has entered into sub-advisory agreements with sub-advisors with respect to each of the Acquiring Funds. Under a sub-advisory agreement, the sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Acquiring Fund. Sub-advisors to the Acquiring Funds are compensated by PMC, not by the funds. PMC and the sub-advisors to the Acquiring Funds are registered as investment advisors under the Advisers Act.

                    OVERVIEW OF THE PROPOSED REORGANIZATION

      FORM AND CONSEQUENCE OF THE REORGANIZATION. At a meeting held on August 12, 2006, the Board of Trustees of WMVT, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of any Acquired Fund or WMA (the "Independent Trustees"), unanimously approved the Plan providing for the combination of each Acquired Fund into its corresponding Acquiring Fund (each, a "Combination"). In connection with each Combination, under the Plan, (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and
(iii) the Acquired Fund will be liquidated and dissolved.

      As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:

If you own shares of the following                              You will receive shares of the following
WMVT Acquired Fund:                                            PVC Acquiring Fund:
Balanced Portfolio (1)                                          Balanced Portfolio  (1) (2)
Conservative Balanced Portfolio (1)                             Conservative Balanced Portfolio (1) (2)
Conservative Growth Portfolio (1)                               Conservative Growth Portfolio (1) (2)
Equity Income Fund                                              Equity Income Account I (2)
Flexible Income Portfolio (1)                                   Flexible Income Portfolio (1) (2)
Growth Fund                                                     Growth Account
Growth & Income Fund                                            LargeCap Blend Account
Income Fund                                                     Income Account (2)
International Growth Fund                                       Diversified International Account
Mid Cap Stock Fund                                              MidCap Stock Account (2)
Money Market Fund                                               Money Market Account
REIT Fund                                                       Real Estate Securities Account
Short Term Income Fund                                          Short-Term Income Account (2)
Small Cap Growth Fund                                           SmallCap Growth Account
Small Cap Value Fund                                            SmallCap Value Account
Strategic Growth Portfolio (1)                                  Strategic Growth Portfolio (1) (2)
U.S. Government Securities Fund                                 Mortgage Securities Account (2)
West Coast Equity Fund                                          West Coast Equity Account (2)
________________
(1)  The WMVT and PVC Balanced, Conservative Balanced, Conservative Growth, Flexible Income and Strategic Growth Portfolios are
sometimes referred to collectively as, respectively, the WMVT SAM Portfolios and the PVC SAM Portfolios.
(2) These funds are newly organized and will commence operations in connection with the Reorganization (the "New Acquiring Funds").
The remaining Acquiring Funds are existing PVC Funds (the "Existing Acquiring Funds").

      In each Combination, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization, which is currently expected to be January 5, 2007 (the "Closing Date").

      No gain or loss will be recognized by any Acquired Fund, Acquiring Fund or shareholder of an Acquired Fund for federal income tax purposes as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

      After a Combination, the excessive trading policy of PVC will apply to the continuing fund. The Reorganization will not otherwise result in any material change in the purchase, redemption and exchange procedures followed with respect to shares of the Acquired Funds. See "Comparative Information About the WMVT Funds and PVC Funds - Purchases and Redemptions of Shares."

      Each Combination that is approved by shareholders of an Acquired Fund is expected to become effective as of the close of trading on the NYSE on the Closing Date (the "Effective Time"), subject to the prior closing of the Transaction, as defined below. Completion of the Transaction and of the Combination as to any Acquired Fund is not contingent on approval by shareholders of the corresponding Acquiring Fund. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA as described below) approve the Reorganization:Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

      WMVT has obtained an order from the SEC under the 1940 Act which provides exemptive relief permitting it, subject to certain conditions, to sell its shares to fund both variable life insurance and variable annuity separate accounts, to fund separate accounts of unaffiliated insurance companies, to qualified retirement plans and to certain other persons. PVC has been selling its shares under circumstances that do not require that kind of exemptive relief. PVC, however, will have to obtain exemptive relief comparable to that which WMVT has in order to continue the business of WMVT after the Effective Time of the Reorganization. PVC has filed an application with the SEC requesting such relief. The Reorganization will not close until the SEC has issued an order granting the exemptive relief that PVC requires in order to continue the business of WMVT after the Effective Time.

      REASONS FOR THE REORGANIZATION.   On July 25, 2006, PFG and its
subsidiary, PMC, entered into an agreement with WaMu and New American Capital, Inc., ("NAC"), a wholly-owned subsidiary of WaMu and the immediate parent of WMA, to acquire all the outstanding stock of WMA, the investment advisor to the Acquired Funds, and WMA's two subsidiaries, WMFD and WM Shareholder Services, Inc.("WMSS") (the "Transaction"). The Reorganization arises out of, and is subject to the prior closing of, the Transaction which contemplates combining the Acquired Funds into the Acquiring Funds. The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the Reorganization by the shareholders of certain of the Acquiring Funds. After the Transaction, each of WMA, WMFD and WMSS will be an indirect, wholly-owned subsidiary of PFG.

      Combining the Acquired Funds and the Acquiring Funds will create a larger fund family that will present the opportunity to experience asset growth through an enhanced distribution network, achieve economies of scale and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will continue to be managed by WMA. PMC has agreed to cap the expenses of the Class 1 and 2 shares of the Acquiring Funds through February 28, 2008 (April 29, 2008 in the case of the PVC SmallCap Value Account) at the expense levels of their corresponding Acquired Funds for the six-month period ended June 30, 2006. The expense caps applicable with respect to a particular Acquiring Fund are described in the proposal for the Combination involving that fund.

      With respect to each Combination, the Board of Trustees of WMVT believes that the expected advantages to shareholders outweigh any disadvantages and that the Combination will be in the best interests of the Acquired Fund and its shareholders. Factors that the Board of Trustees considered in deciding to approve the Reorganization generally are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization." Particular factors that the Board of Trustees considered in approving each individual Combination of an Acquired Fund are discussed with respect to the Proposal dealing with that Combination under "Board Consideration of Combination."

      The Board of Directors of PVC believes that each Combination is in the best interests of the Acquiring Fund and its shareholders.

      Related Reorganization. The Transaction also contemplates a related reorganization providing for the combination of the funds of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC, which are also advised by WMA and which with WMVT comprise the WM Group of Funds, into corresponding series or funds of Principal Investors Fund, Inc. ("PIF"), another series mutual fund advised by PMC. As noted above, the closing of the Transaction is also conditioned on the approval of this related reorganization by shareholders of certain of these funds advised by WMA.

      APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS. Pursuant to the current advisory and sub-advisory agreements, respectively, WMA is the investment adviser to each of the Acquired Funds, and the following Acquired Funds also have one or more investment sub-advisors as indicated below:

WMVT ACQUIRED FUND                            SUB-ADVISOR OR CO-SUB-ADVISORS
Growth Fund                                   Janus Capital Management LLC ("Janus"),
                                              Salomon Brothers Asset Management Inc. ("SaBAM") or successor*, and
                                              OppenheimerFunds, Inc. ("Oppenheimer")
International Growth Fund                     Capital Guardian Trust Company ("CGTC")
Small Cap Growth Fund                         Delaware Management Company ("Delaware")
                                              Oberweis Asset Management, Inc.
_______________
* SaBAM has advised that, pursuant to a restructuring, it expects to transfer its sub-advisory agreement with respect to the Growth
Fund to an affiliate on or about December 1, 2006. See "Investment Advisory and Sub-Advisory Arrangements" under Proposal 6.

      Under the 1940 Act, the closing of the Transaction will be deemed a change in control of WMA which will result in an assignment of the current advisory and sub-advisory agreements for the Acquired Funds and cause their automatic termination. To ensure that portfolio management services for the Acquired Funds can continue following the Transaction and pending the completion of the Reorganization, the Board of Trustees has approved, and recommends that shareholders approve, advisory agreements with WMA and, as applicable, sub-advisory agreements with the current Acquired Fund sub-advisors named above. The terms of the proposed advisory and sub-advisory agreements, including with respect to advisory and sub-advisory fees, are the same in all material respects as the current such agreements. If the closing of the Transaction, which is subject to regulatory and other approvals as described above, does not take place, the current advisory and sub-advisory agreements will remain in effect.

      To avoid a potential "orphanage" with respect to the portfolio management of any Acquired Fund in the event of the closing of the Transaction without such fund's shareholders having approved a new advisory or sub-advisory agreement, the Board of Trustees has also, pursuant to Rule 15a-4 under the 1940 Act, approved interim advisory agreements with WMA for each of the Acquired Funds and interim sub-advisory agreements with each current sub-advisor for an Acquired Fund. Rule 15a-4, in relevant part, permits the appointment of an investment advisor or sub-advisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim advisory and sub-advisory agreements are the same as the proposed advisory and sub-advisory agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim advisory or sub-advisory agreement will remain in effect for a period up to 150 days from the date of termination of the current advisory and sub-advisory agreements, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the proposed advisory and sub-advisory agreements. If shareholders do not approve the proposed advisory and sub-advisory agreements, each of WMA and the current Acquired Fund sub-advisers will receive, for their services under the interim advisory and sub-advisory agreements, respectively, the lesser of the costs it incurred in performing such services or the amount (including accrued interest) in the escrow account.

      PVC SHAREHOLDERS MEETING; PVC FUND REORGANIZATION. The Board of Directors of PVC, at a meeting held on August 25, 2006, called a meeting of shareholders of PVC for December 15, 2006 at which shareholders of PVC will be asked to approve a number of matters (the "PVC Shareholders Meeting"). The matters relating to one or more of the Acquiring Funds, including an internal PVC fund combination (Matter (b) below), include proposals to:

                                                                                                                          AFFECTED
MATTER                                                                                                                    ACQUIRING
                                                                                                                            FUNDS
(a) Elect five directors, including one incumbent PVC director who has not been previously elected by shareholders, and  All
    four current Trustees of WMVT, to the PVC Board of Directors.                                                        Acquiring
                                                                                                                         Funds
(b) Combine the PVC Equity Income Account into the PVC Equity Income Account I, the Acquiring Fund in Proposal 4 of this Equity
    Proxy Statement/Prospectus (the "PVC Fund Reorganization").                                                          Income
                                                                                                                         Account I
(c) Increase the management fee rates for the Growth Account.                                                            Growth
                                                                                                                         Account
(d) Change the status of the Real Estate Securities Account from "diversified" to "non-diversified."                     Real Estate
                                                                                                                         Securities
                                                                                                                         Account

      The combination contemplated by the PVC Fund Reorganizations (Matter (b) above), if approved by shareholders of the PVC Equity Income Account, is expected to become effective as of the close of trading on the NYSE on the Closing Date of the Reorganization. The impact of the PVC Fund Reorganization on the affected Acquiring Fund is reflected in the information under the heading "Fees and Expenses of the Funds" under Proposal 4 as well as under the heading "Capitalization" below. Completion of the Combination proposed for the WMVT Equity Income Fund pursuant to the Reorganization is not contingent upon approval of the PVC Fund Reorganization by PVC shareholders.

                                   PROPOSAL 1

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                         OF THE WMVT BALANCED PORTFOLIO
                        INTO THE PVC BALANCED PORTFOLIO
                         (WMVT Balanced Portfolio Only)

                                    OVERVIEW

      Shareholders of the WMVT Balanced Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PVC Balanced Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                           WMVT BALANCED PORTFOLIO                                    PVC BALANCED PORTFOLIO
                               (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                       A separate series of PVC.

NET ASSETS AS  $714,145,000                                     None*
OF 6/30/2006:                                                  * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                              PMC
ADVISOR:

SUB-ADVISOR:  None                                             WMA

PORTFOLIO      The WMA portfolio managers for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide as high a level of total return (consisting of reinvested income and capital
OBJECTIVES:   appreciation) as is consistent with reasonable risk.

PRINCIPAL      Both funds operate as funds of funds and invest principally in underlying equity and fixed-income (including money
INVESTMENT     market) funds.  The funds invest in their respective, corresponding underlying funds.
STRATEGIES:
               Both funds invest at least 30% and no more than 70% of their net assets in underlying equity funds and at least 30%
               and no more than 70% of their net assets in underlying fixed-income funds.

               Subject to the limits in the prior paragraph:
               --(i) each of the funds may invest up to 40% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               Short Term Income Fund                                          Short-Term Income Account
               U.S. Government Securities Fund                            Mortgage Securities Account
               Income Fund                                                             Income Account
               Money Market Fund                                                 Money Market Account
               and

               --(ii) each of the funds may invest up to 30% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               REIT Fund                                                               Real Estate Securities Account
               Equity Income Fund                                                Equity Income Account I
               Growth & Income Fund                                          LargeCap Blend Account
               West Coast Equity Fund                                          West Coast Equity Account
               Mid Cap Stock Fund                                                MidCap Stock Account
               Growth Fund                                                            Growth Account
               Small Cap Value Fund                                             SmallCap Value Account
               Small Cap Growth Fund                                          SmallCap Growth Account
               International Growth Funds                                     Diversified International Account
               WM High Yield Fund                                              PIF High Yield Fund II
               (a series of WM Trust I)                                           (a series of PIF)

               The percentages above reflect the extent to which the funds will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the funds' investments in those market segments and their corresponding risks.  However, the funds may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each fund will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

               Both funds may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts
TRANSACTIONS: and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both portfolios may invest in
DEFENSIVE      cash and cash equivalents.  In taking such defensive measures, either portfolio may fail to achieve its investment
INVESTING:    objective.

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

--Equity Securities Risk          --Foreign Securities Risk     --Exchange Rate Risk
--Fixed-Income Securities Risk    --Real Estate Securities Risk --Derivatives Risk
--U.S. Government Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                               TOTAL FUND OPERATING EXPENSES
                                                      MANAGEMENT      12B-1        OTHER
                                                         FEES          FEES      EXPENSES
WMVT BALANCED PORTFOLIO                Class 1           0.10%          --         0.18%                   0.28%
(Acquired Fund) (1)                    Class 2           0.10%        0.25%        0.18%                   0.53%

PVC BALANCED  PORTFOLIO (1)(2)(3)      Class 1           0.25%          --         0.01%                   0.26%
(Acquiring Fund) (Estimated)           Class 2           0.25%        0.25%        0.01%                   0.51%
__________
(1)  Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly. See
"Estimated Aggregate Fund Expenses" below.
(2)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(3)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 0.28%; and Class 2 - 0.53%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT BALANCED PORTFOLIO      Class 1  $29     $90    $157     $356
 (Acquired Fund)              Class 2  $54    $170    $296     $665

 PVC BALANCED PORTFOLIO       Class 1  $27     $84    $146     $331
 (Acquiring Fund) (Estimated) Class 2  $52    $164    $285     $640


ESTIMATED AGGREGATE FUND EXPENSES

      Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the underlying funds for the fiscal year ended December 31, 2005, and, for the Acquiring Fund, the estimated expenses of the underlying funds for the fiscal year ending December 31, 2007. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at December 31, 2005.

                  AGGREGATE FUND AND UNDERLYING FUND EXPENSES

                 WMVT BALANCED PORTFOLIO                                                  PVC BALANCED PORTFOLIO*
                     (Acquired Fund)                                                          (Acquiring Fund)
CLASS                   AGGREGATE EXPENSES                                CLASS                  AGGREGATE EXPENSES
Class 1                               1.01%                               Class 1                              0.91%
Class 2                               1.26%                               Class 2                              1.16%
_____________
*  As described in the proposals relating to the underlying funds, PMC has contractually agreed to limit each underlying Acquiring
Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008 (April 29, 2008 in the case of the SmallCap Value Account).

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT BALANCED PORTFOLIO      Class 1  $103   $322    $558    $1,236
 (Acquired Fund)              Class 2  $128   $400    $692    $1,523

 PVC BALANCED PORTFOLIO       Class 1  $93    $290    $504    $1,120
 (Acquiring Fund) (Estimated) Class 2  $118   $368    $638    $1,409


As of December 31, 2005, the Acquired Fund's assets were allocated among the underlying WMVT and affiliated funds as follows:

 REIT Fund                3.4% Small Cap Growth Fund            1.9%
 Equity Income Fund     11.6%  International Growth Fund        6.4%
 Growth & Income Fund   13.8%  Short Term Income Fund           1.1%
 West Coast Equity Fund   5.8% U.S. Government Securities Fund 17.4%
 Mid Cap Stock Fund       5.8% Income Fund                     10.9%
 Growth Fund            14.9%  WM High Yield Fund *              4.7%
 Small Cap Value Fund    2.4%
 ______________
 * A series of WM Trust I.


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated for the Acquired Fund, as a percentage of the fund's average daily net assets, and for the Acquiring Fund, as a percentage of the aggregate net assets of the five SAM Portfolios, pursuant to the following fee schedules:

                WMVT BALANCED PORTFOLIO                                                     PVC BALANCED PORTFOLIO*
                    (Acquired Fund)                                                             (Acquiring Fund)
          0.100% of the first $1 billion; and                                          0.25% of the first $1 billion, and
          0.075% of the excess over $1 billion                                        0.20% of the excess over $1 billion
              of average daily net assets.                                                  of aggregate net assets.
_______________
*  WMA provides the Acquired Fund with investment advisory services pursuant to one agreement for the fee set forth in the table and with certain administrative services pursuant to a second agreement for the following fee: 0.150% of the first $ 1 billion, and 0.125% of the excess over $1 billion, of average daily net assets.  PMC will provide both kinds of services under one agreement for the fee set forth in the table.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."


                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual total return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                            PAST               PAST               SINCE              INCEPTION
                                                           1 YEAR            5 YEARS            INCEPTION               DATE
WMVT BALANCED PORTFOLIO (Acquired Fund)(1)
--Class 1                                                   6.01%             5.53%               8.79%                6/3/97
--Class 2                                                   5.72%              N/A                7.13%               11/6/01
____________
(1) The Acquired Fund's performance between 1997 and 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has the same aggregate fee rate for investment advisory and administrative services as, and is expected to have lower overall expense ratios than, the Acquired Fund; and

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 2

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                  OF THE WMVT CONSERVATIVE BALANCED PORTFOLIO
                  INTO THE PVC CONSERVATIVE BALANCED PORTFOLIO
                  (WMVT Conservative Balanced Portfolio Only)

                                    OVERVIEW

      Shareholders of the WMVT Conservative Balanced Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Conservative Balanced Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                       WMVT CONSERVATIVE BALANCED PORTFOLIO                       PVC CONSERVATIVE BALANCED PORTFOLIO
                                  (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                            A separate series of PVC.

NET ASSETS AS  $75,088,000                                           None*
OF 6/30/2006:                                                       * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                                   PMC
ADVISOR

SUB-ADVISOR:  None                                                  WMA

PORTFOLIO      The WMA portfolio managers for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide as high a level of total return (consisting of reinvested income and capital
OBJECTIVES:   appreciation) as is consistent with a moderate degree of principal risk.
               .
PRINCIPAL      Both funds operate as funds of funds and invest principally in underlying equity and fixed-income (including money
INVESTMENT     market) funds. The funds invest in their respective, corresponding underlying funds.
STRATEGIES:
               Both funds invest between 40% and 80% of their net assets in a combination of underlying fixed-income funds
               (including the underlying Money Market Fund) and between 20% and 60% of their net assets in underlying equity funds.

               Subject to the limits in the prior paragraph:
               --(i) each of the funds may invest up to 40% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               Short Term Income Fund                                          Short-Term Income Account
               U.S. Government Securities Fund                            Mortgage Securities Account
               Income Fund                                                             Income Account
               Money Market Fund                                                 Money Market Account
               and

               --(ii) each of the funds may invest up to 30% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               REIT Fund                                                               Real Estate Securities Account
               Equity Income Fund                                                Equity Income Account I
               Growth & Income Fund                                          LargeCap Blend Account
               West Coast Equity Fund                                         West Coast Equity Account
               Mid Cap Stock Fund                                                MidCap Stock Account
               Growth Fund                                                            Growth Account
               Small Cap Value Fund                                             SmallCap Value Account
               Small Cap Growth Fund                                          SmallCap Growth Account
               International Growth Funds                                     Diversified International Account
               WM High Yield Fund                                              PIF High Yield Fund II;
               (a series of WM Trust I)                                           (a series of PIF)

               The percentages above reflect the extent to which the funds will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the funds' investments in those market segments and their corresponding risks.  However, the funds may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each fund will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

               Both funds may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts
TRANSACTIONS: and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

--Equity Securities Risk          --Foreign Securities Risk     --Exchange Rate Risk
--Fixed-Income Securities Risk    --Real Estate Securities Risk --Derivatives Risk
--U.S. Government Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                TOTAL FUND OPERATING EXPENSES
                                                          MANAGEMENT     12B-1      OTHER
                                                             FEES        FEES      EXPENSES
WMVT CONSERVATIVE BALANCED PORTFOLIO        Class 1         0.10%         --        0.26%                   0.36%
(Acquired Fund) (1)                         Class 2         0.10%        0.25%      0.26%                   0.61%

PVC CONSERVATIVE BALANCED  PORTFOLIO        Class 1         0.25%         --        0.01%                   0.26%
(Acquiring Fund) (Estimated) (1)(2)(3)      Class 2         0.25%        0.25%      0.01%                   0.51%
__________
(1)  Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly. See
"Estimated Aggregate Fund Expenses" below.
(2)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(3)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 0.35%; and Class 2 - 0.60%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS

WMVT CONSERVATIVE BALANCED PORTFOLIO (Acquired Fund) Class 1  $39    $122    $213     $480
                                                     Class 2  $64    $202    $351     $786

PVC CONSERVATIVE BALANCED PORTFOLIO                  Class 1  $27     $84    $146     $331
(Acquiring Fund) (Estimated)                         Class 2  $52    $164    $285     $640


ESTIMATED AGGREGATE FUND EXPENSES

      Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the underlying funds for the fiscal year ended December 31, 2005, and, for the Acquiring Fund, the estimated expenses of the underlying funds for the fiscal year ending December 31, 2007. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at December 31, 2005.

                  AGGREGATE FUND AND UNDERLYING FUND EXPENSES

            WMVT CONSERVATIVE BALANCED PORTFOLIO                                    PVC CONSERVATIVE BALANCED PORTFOLIO
                      (Acquired Fund)                                                        (Acquiring Fund)
CLASS                    AGGREGATE EXPENSES                              CLASS                   AGGREGATE EXPENSES
Class 1                                 1.04%                            Class 1                               0.87%
Class 2                                 1.29%                            Class 2                               1.12%
_____________
*  As described in the proposals relating to the underlying funds, PMC has contractually agreed to limit each underlying Acquiring
Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008 (April 29, 2008 in the case of the SmallCap Value Account).

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT CONSERVATIVE BALANCED PORTFOLIO Class 1  $106   $331    $574    $1,271
 (Acquired Fund)                      Class 2  $131   $409    $708    $1,556

 PVC CONSERVATIVE BALANCED PORTFOLIO  Class 1  $89    $278    $482    $1,073
 (Acquiring Fund) (Estimated)         Class 2  $114   $356    $617    $1,363


As of December 31, 2005, the Acquired Fund's assets were allocated among the underlying WMVT and affiliated funds as follows:

 REIT Fund              2.1% Small Cap Growth Fund            1.1%
 Equity Income Fund     8.7% International Growth Fund        4.7%
 Growth & Income Fund   9.1% Short Term Income Fund           5.7%
 West Coast Equity Fund 3.7% U.S. Government Securities Fund 26.8%
 Mid Cap Stock Fund     3.4% Income Fund                     18.0%
 Growth Fund            9.4% WM High Yield Fund *             5.8%
 Small Cap Value Fund   1.5%
 ______________
 * A series of WM Trust I.


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated for the Acquired Fund, as a percentage of the fund's average daily net assets, and for the Acquiring Fund, as a percentage of the aggregate net assets of the five SAM Portfolios, pursuant to the following fee schedules:

         WMVT CONSERVATIVE BALANCED PORTFOLIO                                        PVC CONSERVATIVE BALANCED PORTFOLIO*
                    (Acquired Fund)                                                            (Acquiring Fund)
          0.100% of the first $1 billion; and                                         0.25% of the first $1 billion, and
         0.075% of the excess over $1 billion                                         0.20% of the excess over $1 billion
             of average daily net assets.                                                  of aggregate net assets.
_______________
*  WMA provides the Acquired Fund with investment advisory services pursuant to one agreement for the fee set forth in the table and with certain administrative services pursuant to a second agreement for the following fee: 0.150% of the first $ 1 billion, and 0.125% of the excess over $1 billion, of average daily net assets.  PMC will provide both kinds of services under one agreement for the fee set forth in the table.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                                       PAST           PAST             SINCE           INCEPTION
                                                                      1 YEAR         5 YEARS         INCEPTION           DATE
WMVT CONSERVATIVE BALANCED PORTFOLIO (Acquired Fund) (1)
--Class 1                                                             4.59%           5.81%            5.22%            4/23/98
--Class 2                                                             4.37%            N/A             6.49%            11/6/01
____________
(1)  Effective August 1, 2000, the investment objective and policies of the Acquired Fund changed. Accordingly, the performance of the fund shown may not reflect what the fund's performance would have been under its current investment objective and policies. The
Acquired Fund's performance between 1998 and 2003 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has the same aggregate fee rate for investment advisory and administrative services as, and is expected to have lower overall expense ratios than, the Acquired Fund; and

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 3

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                   OF THE WMVT CONSERVATIVE GROWTH PORTFOLIO
                   INTO THE PVC CONSERVATIVE GROWTH PORTFOLIO
                   (WMVT Conservative Growth Portfolio Only)

                                    OVERVIEW

      Shareholders of the WMVT Conservative Growth Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Conservative Growth Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                        WMVT CONSERVATIVE GROWTH PORTFOLIO                         PVC CONSERVATIVE GROWTH PORTFOLIO
                                 (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                           A separate series of PVC.

NET ASSETS AS  $391,649,000                                         None*
OF 6/30/2006:                                                      * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                                  PMC
ADVISOR

SUB-ADVISOR:  None                                                 WMA

PORTFOLIO      The WMA portfolio managers for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide long-term capital appreciation.
OBJECTIVES:

PRINCIPAL      Both funds operate as funds of funds and invest principally in underlying equity and fixed-income (including money
INVESTMENT     market) funds.  The funds invest in their respective, corresponding underlying funds.
STRATEGIES:
               The funds generally invest at least 60% of their net assets in underlying equity funds.

               Each of the funds may invest up to 30% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               Short Term Income Fund                                          Short-Term Income Account
               U.S. Government Securities Fund                            Mortgage Securities Account
               Income Fund                                                             Income Account
               Money Market Fund                                                 Money Market Account

               and, subject to the limits in the prior paragraph:


               each of the funds may invest up to 40% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               REIT Fund                                                               Real Estate Securities Account
               Equity Income Fund                                                Equity Income Account I
               Growth & Income Fund                                          LargeCap Blend Account
               West Coast Equity Fund                                         West Coast Equity Account
               Mid Cap Stock Fund                                                MidCap Stock Account
               Growth Fund                                                            Growth Account
               Small Cap Value Fund                                             SmallCap Value Account
               Small Cap Growth Fund                                          SmallCap Growth Account
               International Growth Funds                                     Diversified International Account
               WM High Yield Fund                                              PIF High Yield Fund II;
               (a series of WM Trust I)                                           (a series of PIF)

               The percentages above reflect the extent to which the funds will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the funds' investments in those market segments and their corresponding risks.  However, the funds may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each fund will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

               Both funds may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.

HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both Funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

--Equity Securities Risk          --Foreign Securities Risk     --Exchange Rate Risk
--Fixed-Income Securities Risk    --Real Estate Securities Risk --Derivatives Risk
--U.S. Government Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                TOTAL FUND OPERATING EXPENSES
                                                             MANAGEMENT    12B-1      OTHER
                                                                FEES        FEES    EXPENSES
WMVT CONSERVATIVE GROWTH PORTFOLIO              Class 1         0.10%        --       0.19%                 0.29%
(Acquired Fund) (1)                             Class 2         0.10%      0.25%      0.19%                 0.54%

PVC CONSERVATIVE GROWTH PORTFOLIO (1)(2)(3)     Class 1         0.25%        --       0.01%                 0.26%
(Acquiring Fund) (Estimated)                    Class 2         0.25%      0.25%      0.01%                 0.51%
__________
(1)  Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly. See
"Estimated Aggregate Fund Expenses" below.
(2)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(3)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 0.29%; and Class 2 - 0.54%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                            1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT CONSERVATIVE GROWTH PORTFOLIO Class 1  $30     $93    $163     $368
 (Acquired Fund)                    Class 2  $55    $173    $302     $677

 PVC CONSERVATIVE GROWTH PORTFOLIO  Class 1  $27     $84    $146     $331
 (Acquiring Fund) (Estimated)       Class 2  $52    $164    $285     $640


ESTIMATED AGGREGATE FUND EXPENSES

      Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the underlying funds for the fiscal year ended December 31, 2005, and, for the Acquiring Fund, the estimated expenses of the underlying funds for the fiscal year ending December 31, 2007. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at December 31, 2005.

                  AGGREGATE FUND AND UNDERLYING FUND EXPENSES

            WMVT CONSERVATIVE GROWTH PORTFOLIO                                      PVC CONSERVATIVE GROWTH PORTFOLIO*
                     (Acquired Fund)                                                         (Acquiring Fund)
CLASS                   AGGREGATE EXPENSES                              CLASS                   AGGREGATE EXPENSES
Class 1                               1.07%                             Class 1                               0.96%
Class 2                               1.32%                             Class 2                               1.21%
______________
*  As described in the proposals relating to the underlying funds, PMC has contractually agreed to limit each underlying Acquiring
Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008 (April 29, 2008 in the case of the SmallCap Value Account).

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                            1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT CONSERVATIVE GROWTH PORTFOLIO Class 1  $109   $340    $590    $1,306
 (Acquired Fund)                    Class 2  $134   $418    $723    $1,590

 PVC CONSERVATIVE GROWTH PORTFOLIO  Class 1  $98    $306    $531    $1,178
 (Acquiring Fund) (Estimated)       Class 2  $123   $384    $665    $1,466


As of December 31, 2005, the Acquired Fund's assets were allocated among the underlying WMVT and affiliated funds as follows:

 REIT Fund                4.2% Small Cap Growth Fund           2.6%
 Equity Income Fund     15.1%  International Growth Fund       9.0%
 Growth & Income Fund   17.9%  Short Term Income Fund          0.0%
 West Coast Equity Fund   7.7% U.S. Government Securities Fund 7.7%
 Mid Cap Stock Fund       7.1% Income Fund                     4.0%
 Growth Fund            18.6%  WM High Yield Fund *            2.9%
 Small Cap Value Fund     3.2%
 ______________
 * A series of WM Trust I.


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated for the Acquired Fund, as a percentage of the fund's average daily net assets, and for the Acquiring Fund, as a percentage of the aggregate net assets of the five SAM Portfolios, pursuant to the following fee schedules:

           WMVT CONSERVATIVE GROWTH PORTFOLIO                                          PVC CONSERVATIVE GROWTH PORTFOLIO*
                    (Acquired Fund)                                                             (Acquiring Fund)
          0.100% of the first $1 billion; and                                          0.25% of the first $1 billion, and
          0.075% of the excess over $1 billion                                        0.20% of the excess over $1 billion
              of average daily net assets.                                                  of aggregate net assets.
_______________
*  WMA provides the Acquired Fund with investment advisory services pursuant to one agreement for the fee set forth in the table and with certain administrative services pursuant to a second agreement for the following fee: 0.150% of the first $ 1 billion, and 0.125% of the excess over $1 billion, of average daily net assets.  PMC will provide both kinds of services under one agreement for the fee set forth in the table.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                                    PAST           PAST             SINCE          INCEPTION
                                                                   1 YEAR         5 YEARS         INCEPTION           DATE
WMVT CONSERVATIVE GROWTH PORTFOLIO (Acquired Fund) (1)
--Class 1                                                          7.04%           4.65%            9.30%            6/3/97
--Class 2                                                          6.71%            N/A             7.40%           11/6/01
_____________
(1)  The Acquired Fund's performance between 1997 and 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has the same aggregate fee rate for investment advisory and administrative services as, and is expected to have lower overall expense ratios than, the Acquired Fund; and

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 4

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                         OF THE WMVT EQUITY INCOME FUND
                      INTO THE PVC EQUITY INCOME ACCOUNT I
                         (WMVT Equity Income Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Equity Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Equity Income Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization. Pursuant to the separate PVC Fund Reorganization described under "Overview of the Proposed Reorganization," it is proposed that an existing PVC fund, the PVC Equity Income Account, will also be combined into the Acquiring Fund at the same time as the Acquired Fund. Consummation of the Combination of the Acquired Fund and the Acquiring Fund is not contingent on the consummation of the existing PVC Fund and the Acquiring Fund.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                WMVT EQUITY                                         PVC EQUITY INCOME ACCOUNT I
                INCOME FUND                                              (Acquiring Fund)
              (Acquired Fund)

BUSINESS::   A separate       A separate series of PVC.
              series of WMVT.

NET ASSETS AS $325,061,000     None*
OF 6/30/2006:                 * The Acquiring Fund is a New Acquiring Fund. At 6/30/2006, the existing PVC Fund had net assets of
                               $125,530,636.

INVESTMENT    WMA              PMC
ADVISOR:

SUB-ADVISOR: None             WMA

PORTFOLIO     The WMA portfolio manager for the Acquired Fund will also manage the Acquiring Fund.  See "Management of the Funds."
MANAGERS:
INVESTMENT    Both funds seek to provide a relatively high level of current income and long-term growth of income and capital.
OBJECTIVES:
PRINCIPAL     Both funds invest primarily (normally at least 80% of their net assets, plus any borrowings for investment purposes)
INVESTMENT    in dividend-paying common stocks and preferred stocks.
STRATEGIES:
              In selecting investments for each of the funds, WMA looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WMA believes they are worth.

              Each of the funds may:
              --invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities;
              --invest up to 20% of its assets in below-investment-grade fixed-income securities
              (sometimes called "junk bonds");
              --purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-
              delivery" basis in an aggregate of up to 20% of the market value of its total net assets;
              --invest up to 20% of its assets in REIT securities;
              --invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers; and
              --write (sell) covered call options.
HEDGING AND   Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC     derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and
TRANSACTIONS:swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL   Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval of
INVESTMENT    the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS:securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
              Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY     For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE     cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about such investment strategies and the types of securities that WMA may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

--Equity Securities Risk       --Foreign Securities Risk         --Exchange Rate Risk
--Fixed-Income Securities Risk --U.S. Government Securities Risk --Derivatives Risk
--Real Estate Securities Risk  --Value Stock Risk                --Fund-of-Funds Risk
--High Yield Securities Risk   --Small Company Risk              --Prepayment Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007; and (c) and the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007 assuming both the Combination and the PVC Fund Reorganization. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                  TOTAL FUND OPERATING EXPENSES
                                                                        MANAGEMENT 12B-1  OTHER
                                                                           FEES    FEES  EXPENSES
(A) WMVT EQUITY INCOME FUND                                     Class 1   0.63%     --    0.03%               0.66%
(Acquired Fund)                                                 Class 2   0.63%    0.25%  0.03%               0.91%

(B) PVC EQUITY INCOME ACCOUNT I  (1)                            Class 1   0.52%     --    0.01%               0.53%
(Acquiring Fund) (Estimated)                                    Class 2   0.52%    0.25%  0.01%               0.78%

(C) PVC EQUITY INCOME ACCOUNT I  (1)(2)
(Acquiring Fund)                                                Class 1   0.52%     --    0.01%               0.53%
(Pro forma estimated expenses assuming PVC Fund Reorganization) Class 2   0.52%    0.25%  0.01%               0.78%
______________
(1)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 0.66%; and Class 2 - 0.91%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT EQUITY INCOME FUND                Class 1  $67    $211    $368     $822
 (Acquired Fund)                        Class 2  $93    $290    $504    $1,120

 PVC EQUITY INCOME ACCOUNT I            Class 1  $54    $170    $296     $665
 (Acquiring Fund) (Estimated)           Class 2  $80    $249    $433     $966

 PVC EQUITY INCOME ACCOUNT I
 (Acquiring Fund)                       Class 1  $54    $170    $296     $665
 (Pro forma estimated expenses assuming Class 2  $80    $249    $433     $966
 PVC Fund Reorganization)

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

        WMVT EQUITY INCOME FUND               PVC EQUITY INCOME ACCOUNT I
            (Acquired Fund)                        (Acquiring Fund)
   0.625% of the first $500 million,       0.60% of the first $100 million;
 0.500% of the excess over $500 million     0.55% of the next $100 million;
      of average daily net assets.          0.50% of the next $100 million;
                                          0.45% of the next $100 million; and
                                         0.40% of the excess over $400 million
                                             of average daily net assets.

      WMA directly manages the assets of the Acquired Fund and will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, and not by the Acquiring Fund. For information regarding the funds' portfolio managers, see "Management of the Funds."

                                  PERFORMANCE
      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                            PAST              PAST               SINCE             INCEPTION
                                                           1 YEAR            5 YEARS           INCEPTION             DATE
WMVT EQUITY INCOME FUND (Acquired Fund)(1)
--Class 1                                                  10.27%            10.04%              9.42%              4/28/98
--Class 2                                                   9.97%              N/A               9.54%              5/1/01
________________
(1)  The Acquired Fund's performance in 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has a lower management fee rate and is expected to have lower overall expense ratios than the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006; and

--The Combination will not result in any change in the size of the Fund, but if combined with the PVC Fund Reorganization, will result in a combined Fund which will have a larger asset base and which may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 5

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                     OF THE WMVT FLEXIBLE INCOME PORTFOLIO
                     INTO THE PVC FLEXIBLE INCOME PORTFOLIO
                     (WMVT Flexible Income Portfolio Only)

                                    OVERVIEW

      Shareholders of the WMVT Flexible Income Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PVC Flexible Income Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                         WMVT FLEXIBLE INCOME PORTFOLIO                             PVC FLEXIBLE INCOME PORTFOLIO
                                (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                         A separate series of PVC.

NET ASSETS AS  $203,222,000                                       None*
OF 6/30/2006:                                                    * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                                PMC
ADVISOR:

SUB-ADVISOR:  None                                               WMA

PORTFOLIO      The WMA portfolio managers for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide a high level of total return (consisting of reinvestment of income with some capital
OBJECTIVES:   appreciation).

PRINCIPAL      Both funds operate as funds of funds and invest principally in underlying equity and fixed-income (including money
INVESTMENT     market) funds.  The funds invest in their respective, corresponding underlying funds.
STRATEGIES:
               The funds generally invest no more than 30% of their net assets in underlying equity funds.

               Each of the funds may invest up to 40% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               Short Term Income Fund                                          Short-Term Income Account
               U.S. Government Securities Fund                            Mortgage Securities Account
               Income Fund                                                             Income Account
               Money Market Fund                                                 Money Market Account

               and, subject to the limits in the prior paragraph:

               each of the funds may invest up to 30% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               REIT Fund                                                               Real Estate Securities Account
               Equity Income Fund                                                Equity Income Account I
               Growth & Income Fund                                          LargeCap Blend Account
               West Coast Equity Fund                                         West Coast Equity Account
               Mid Cap Stock Fund                                                MidCap Stock Account
               Growth Fund                                                            Growth Account
               Small Cap Value Fund                                             SmallCap Value Account
               Small Cap Growth Fund                                          SmallCap Growth Account
               WM High Yield Fund                                              PIF High Yield Fund II;
               (a series of WM Trust I)                                           (a series of PIF)

               The percentages above reflect the extent to which the funds will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the funds' investments in those market segments and their corresponding risks.  However, the funds may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each fund will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

               Both funds may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.

HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both Funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

--Equity Securities Risk          --Foreign Securities Risk     --Exchange Rate Risk
--Fixed-Income Securities Risk    --Real Estate Securities Risk --Derivatives Risk
--U.S. Government Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                TOTAL FUND OPERATING EXPENSES
                                                           MANAGEMENT     12B-1      OTHER
                                                              FEES        FEES      EXPENSES
WMVT FLEXIBLE INCOME PORTFOLIO               Class 1         0.10%         --        0.20%                  0.30%
(Acquired Fund) (1)                          Class 2         0.10%        0.25%      0.20%                  0.55%

PVC FLEXIBLE INCOME  PORTFOLIO (1)(2)(3)     Class 1         0.25%         --        0.01%                  0.26%
(Acquiring Fund) (Estimated)                 Class 2         0.25%        0.25%      0.01%                  0.51%
__________
(1)  Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly. See
"Estimated Aggregate Fund Expenses" below.
(2)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(3)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 0.30%; and Class 2 - 0.55%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT FLEXIBLE INCOME PORTFOLIO Class 1  $31     $97    $169     $381
 (Acquired Fund)                Class 2  $56    $176    $307     $690

 PVC FLEXIBLE INCOME PORTFOLIO  Class 1  $27     $84    $146     $331
 (Acquiring Fund) (Estimated)   Class 2  $52    $164    $285     $640

ESTIMATED AGGREGATE FUND EXPENSES

      Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the underlying funds for the fiscal year ended December 31, 2005, and, for the Acquiring Fund, the estimated expenses of the underlying funds for the fiscal year ending December 31, 2007. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at December 31, 2005.

                  AGGREGATE FUND AND UNDERLYING FUND EXPENSES

              WMVT FLEXIBLE INCOME PORTFOLIO                                           PVC FLEXIBLE INCOME PORTFOLIO*
                     (Acquired Fund)                                                          (Acquiring Fund)
CLASS                    AGGREGATE EXPENSES                               CLASS                  AGGREGATE EXPENSES
Class 1                                .90%                               Class 1                              0.83%
Class 2s                               1.15%                              Class 2                              1.08%
______________
*  As described in the proposals relating to the underlying funds, PMC has contractually agreed to limit each underlying Acquiring
Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008 (April 29, 2008 in the case of the SmallCap Value Account).

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT FLEXIBLE INCOME PORTFOLIO Class 1  $92    $287    $498    $1,108
 (Acquired Fund)                Class 2  $117   $365    $633    $1,400

 PVC FLEXIBLE INCOME PORTFOLIO  Class 1  $85    $265    $460    $1,025
 (Acquiring Fund) (Estimated)   Class 2  $110   $343    $599    $1,317


As of December 31, 2005, the Acquired Fund's assets were allocated among the underlying WMVT and affiliated funds as follows:

 REIT Fund              1.1% Small Cap Growth Fund            1.0%
 Equity Income Fund     4.3% International Growth Fund        0.0%
 Growth & Income Fund   6.4% Short Term Income Fund          11.8%
 West Coast Equity Fund 1.2% U.S. Government Securities Fund 31.9%
 Mid Cap Stock Fund     3.0% Income Fund                     24.8%
 Growth Fund            6.5% WM High Yield Fund *             6.8%
 Small Cap Value Fund   1.2%
 ______________
 * A series of WM Trust I.


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated for the Acquired Fund, as a percentage of the fund's average daily net assets, and for the Acquiring Fund, as a percentage of the aggregate net assets of the five SAM Portfolios, pursuant to the following fee schedules:

             WMVT FLEXIBLE INCOME PORTFOLIO                                              PVC FLEXIBLE INCOME PORTFOLIO*
                    (Acquired Fund)                                                             (Acquiring Fund)
          0.100% of the first $1 billion; and                                          0.25% of the first $1 billion, and
          0.075% of the excess over $1 billion                                        0.20% of the excess over $1 billion
              of average daily net assets.                                                  of aggregate net assets.
_______________
*  WMA provides the Acquired Fund with investment advisory services pursuant to one agreement for the fee set forth in the table and with certain administrative services pursuant to a second agreement for the following fee: 0.150% of the first $ 1 billion, and 0.125% of the excess over $1 billion, of average daily net assets.  PMC will provide both kinds of services under one agreement for the fee set forth in the table.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                   PAST                 PAST                 SINCE               INCEPTION
                                                  1 YEAR              5 YEARS              INCEPTION               DATE
WMVT FLEXIBLE INCOME PORTFOLIO
(Acquired Fund) (1)
--Class 1                                          3.41%               5.96%                 7.00%                9/9/97
--Class 2                                          3.09%                N/A                  5.85%                11/6/01
________________
(1)  The Acquired Fund's performance between 1997 and 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has the same aggregate fee rate for investment advisory and administrative services as, and is expected to have lower overall expense ratios than, the Acquired Fund; and

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 6

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                            OF THE WMVT GROWTH FUND
                          INTO THE PVC GROWTH ACCOUNT
                            (WMVT Growth Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Growth Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PVC Growth Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                                      WMVT GROWTH FUND                                          PVC GROWTH ACCOUNT
                                                      (Acquired Fund)                                            (Acquiring Fund)
BUSINESS:     A separate series of WMVT.                                                                     A separate series of
                                                                                                              PVC.
NET ASSETS AS  $289,090,000                                                                                   $118,858,960
OF 6/30/2006:
INVESTMENT     WMA                                                                                            PMC
ADVISOR:
SUB-ADVISOR:  The Fund is managed by three sub-advisors:---Janus Capital Management LLC ("Janus");          Columbus Circle
               --Salomon Brothers Asset Management Inc. ("SaBAM") or successor*; and                          Investors ("CCI")
               --OppenheimerFunds, Inc. ("Oppenheimer").

               WMA determines the portion of the Fund's assets to be managed by each of the Fund's three sub-
               advisors. Because WMA earns different fees on the amounts allocated to each of the Fund's sub-
               advisors, there may be a conflict between the interests of the Fund and the economic interests of WMA.

               * See "Investment Management Fees/Sub-Advisory Arrangements" below.
PORTFOLIO      See "Management of the Funds."
MANAGERS:
INVESTMENT     The Acquired Fund seeks to provide long-term capital appreciation.                             The Acquiring Fund
OBJECTIVES:                                                                                                  seeks long term growth
                                                                                                              of capital through the
                                                                                                              purchase primarily of
                                                                                                              common stocks, but the
                                                                                                              fund may invest in
                                                                                                              other securities.
PRINCIPAL      The Acquired Fund invests primarily in common stocks, including foreign securities, believed   The Acquiring Fund
INVESTMENT     to have significant appreciation potential. The fund also may invest in fixed-income           invests primarily in
STRATEGIES:   securities, bonds, convertible bonds, preferred stock, and convertible preferred stock,        common stocks and
               including up to 35% of its assets in below investment grade fixed-income securities (sometimes other equity
               called "junk bonds").                                                                          securities of large
                                                                                                              capitalization
               In selecting investments for the fund, the fund's three sub-advisors look for individual       companies with strong
               companies that they believe have exceptional potential for growth. Companies are evaluated on  earnings growth
               their individual merit, their ability to generate earnings growth, and their superior          potential. Under
               management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in normal market
               making investment decisions for the fund.                                                      conditions, the fund
                                                                                                              invests at least 80%
               The fund may invest up to 25% of its assets in foreign securities, usually foreign common      of its assets in
               stocks, provided that no more than 5% of its assets are invested in securities of companies in common stocks of
               (or governments of) developing or emerging countries (sometimes referred to as "emerging       companies with large
               markets").                                                                                     market capitalizations
                                                                                                              (those with market
                                                                                                              capitalizations
                                                                                                              similar to companies
                                                                                                              in the Russell 1000
                                                                                                              Growth Index (as of
                                                                                                              June 30, 2006, this
                                                                                                              range was between $1.6
                                                                                                              billion and $364
                                                                                                              billion) at the time
                                                                                                              of purchase. The fund
                                                                                                              may invest in foreign
                                                                                                              securities.

                                                                                                              The sub-advisor uses a
                                                                                                              bottom-up approach
                                                                                                              (focusing on
                                                                                                              individual stock
                                                                                                              selection rather than
                                                                                                              forecasting stock
                                                                                                              market trends) in its
                                                                                                              selection of
                                                                                                              individual securities
                                                                                                              that it believes have
                                                                                                              an above average
                                                                                                              potential for earnings
                                                                                                              growth. Selection is
                                                                                                              based on the premise
                                                                                                              that companies doing
                                                                                                              better than expected
                                                                                                              will have rising
                                                                                                              securities prices,
                                                                                                              while companies
                                                                                                              producing less than
                                                                                                              expected results will
                                                                                                              not. The sub-advisor
                                                                                                              refers to its
                                                                                                              discipline as positive
                                                                                                              momentum and positive
                                                                                                              surprise.

                                                                                                              Through in-depth
                                                                                                              analysis of company
                                                                                                              fundamentals in the
                                                                                                              context of the
                                                                                                              prevailing economic
                                                                                                              environment, the sub-
                                                                                                              advisor seeks to
                                                                                                              select companies that
                                                                                                              meet the criteria of
                                                                                                              positive momentum and
                                                                                                              positive surprise in
                                                                                                              reported results.
PORTFOLIO      The fund's portfolio turnover rates were:                                                              The fund's
TURNOVER       --23% for the six months ended 6/30/06 (unaudited);                                                     portfolio
RATES:        --81% for the fiscal year ended 12/31/05; and                                                           turnover
               --66% for the fiscal year ended 12/31/04.                                                               rates were:
                                                                                                                       --98% for the
                                                                                                                       six months
                                                                                                                       ended 6/30/06
                                                                                                                       (unaudited)
                                                                                                                       (annualized);
                                                                                                                       --78% for the
                                                                                                                       fiscal year
                                                                                                                       ended
                                                                                                                       12/31/05; and
                                                                                                                       --122% for
                                                                                                                       the fiscal
                                                                                                                       year ended
                                                                                                                       12/31/04.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
               Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both Funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:


      Because the Acquired and Acquiring Funds both seek long-term capital growth or appreciation and invest principally in common stocks with a growth orientation as well as in foreign securities, they have substantially the same investment objectives and similar (but differing) investment strategies. The funds differ principally in that:the Acquiring Fund invests principally in large, well established companies while the Acquired Fund may invest in companies of any size; the Acquired Fund's investments in foreign securities may include investments in emerging markets; the Acquired Fund, but not the Acquiring Fund, may invest up to 35% of its assets in high yield fixed-income securities; and the Acquired Fund employs a multi-manager strategy. In addition, as indicated in the table, the Acquiring Fund has had generally higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

      Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have different investment strategies as described above, they are subject to different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:

Risks applicable to both Funds:
--Equity Securities Risk           --Growth Stock Risk       --Exchange Rate Risk
--Fund-of-Funds Risk               --Foreign Securities Risk --Derivatives Risk

Risks applicable to Acquired Fund:
--Fixed-Income Securities Risk     --Small Company Risk      --Emerging Market Risk
--High Yield Securities Risk

Risks applicable to Acquiring Fund:
--Market Segment (Large Cap) Risk  --Active Trading Risk


      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                  TOTAL FUND OPERATING EXPENSES
                                                        MANAGEMENT       12B-1        OTHER
                                                           FEES          FEES       EXPENSES
(A) WMVT GROWTH FUND                   Class 1            0.80%           --          0.07%                   0.87%
(Acquired Fund)                        Class 2            0.80%          0.25%        0.07%                   1.12%

(B) PVC GROWTH ACCOUNT                 Class 1            0.60%           --          0.02%                   0.62%
(Acquiring Fund) (1)                   Class 2            0.60%          0.25%        0.02%                   0.87%

(C) PVC GROWTH ACCOUNT                 Class 1            0.58%           --          0.01%                   0.59%
(Acquiring Fund) (1)(2)                Class 2            0.58%          0.25%        0.01%                   0.84%
(Pro forma assuming Combination)
__________________
(1)  The PVC Board of Directors has approved a proposal to increase the management fee rates for the Acquiring Fund. This proposal will be submitted to shareholders of the Acquiring Fund at the PVC Shareholders Meeting.  If shareholders of the Acquiring Fund approve the proposal, the management fee rates will increase as described below under "Investment Management Fees/Sub-Advisory
Arrangements."  If such rates had been in effect for purposes of the table above:under (b) the Acquiring Fund's estimated management fee would be 0.68% and estimated "Total Fund Operating Expenses" for each class would be:Class 1 - 0.70%; and Class 2
- 0.95%; and under (c) the Acquiring Fund's pro forma management fee would be 0.68% and pro forma "Total Fund Operating Expenses"
for each class would be:Class 1 - 0.69%; and Class 2 - 0.94%.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.80%; and Class 2 -  1.05%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT GROWTH FUND                 Class 1  $84    $262    $455    $1,014
 (Acquired Fund)                  Class 2  $109   $340    $590    $1,306

 PVC GROWTH ACCOUNT               Class 1  $63    $199    $346     $774
 (Acquiring Fund)                 Class 2  $89    $278    $482    $1,073

 PVC GROWTH ACCOUNT               Class 1  $60    $189    $329     $738
 (Acquiring Fund)                 Class 2  $86    $268    $466    $1,037
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

                   WMVT GROWTH FUND                                                         PVC GROWTH ACCOUNT (1)
                    (Acquired Fund)                                                            (Acquiring Fund)

           0.75% of the first $500 million;                                            0.60% of the first $250 million;
            0.70% of the next 1.5 billion;                                             0.55% of the next $250 million;
           0.65% of the next $1 billion; and                                           0.50% of the next $250 million;
          0.60% of the excess over $3 billion                                        0.45% of the next $250 million; and
             of average daily net assets.                                            0.40% of the excess over $1 billion
                                                                                         of average daily net assets.
______________
(1)  The PVC Board of Directors has approved a proposal to increase the management fee rates for the Acquiring Fund. This proposal will be submitted to shareholders of the Acquiring Fund at the PVC Shareholders Meeting.  If shareholders of the Acquiring Fund approve the proposal, the management fee rates will be as follows: 0.68% of the first $500 million; 0.63% of the next $500 million; 0.61% of the next $1 billion; 0.56% of the next $1 billion; and 0.51% of the excess over $3 billion of average daily net assets.

      Each of the three sub-advisors to the Acquired Fund -- Janus, SaBAM and Oppenheimer -- manages a portion of its assets as determined by WMA. For its services, each of Janus, SaBAM and Oppenheimer receives a sub-advisory fee from the Acquired Fund which is offset against the fees otherwise payable by the fund to WMA. CCI is the sub-advisor to and manages the assets of the Acquiring Fund. For its services, CCI receives a sub-advisory fee which is paid by PMC and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

      SaBAM has advised that it is a party to a restructuring which contemplates, among other things, that all sub-advisory agreements of SaBAM relating to the WM Funds be transferred to an affiliate of SaBAM, CAM North America LLC (to be renamed ClearBridge Advisers LLC) on or about December 1, 2006. Section 15(a)(4) of the 1940 Act provides that an advisory contract terminates automatically in the event of its assignment. Rule 2a-6 under the 1940 Act provides, however, that a transaction which does not result in a change of actual control or management is not an assignment for purposes of Section 15(a)(4). SaBAM has further advised that the proposed transfers of its sub-advisory agreements will not result in a change in actual control or management or in a material amendment to those agreements and therefore can be effected without obtaining the approval of the shareholders of the applicable WM Funds that would be required if the transfers constituted assignments.

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                   PAST             PAST           PAST 10           SINCE           INCEPTION
                                                  1 YEAR          5 YEARS           YEARS          INCEPTION           DATE
WMVT GROWTH FUND (Acquired Fund)
--Class 1                                          7.41%           -5.97%           8.78%           10.81%            5/7/93
--Class 2                                          7.17%            N/A              N/A             1.93%            11/6/01

PVC GROWTH  ACCOUNT (Acquiring Fund)
--Class 1                                         12.09%           -3.91%           4.04%            5.97%            5/2/94
--Class 2 (1)                                     11.67%           -4.27%           3.60%            5.55%
________________
(1) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--CCI, as the sub-advisor to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services that Janus, SaBAM and Oppenheimer have provided to the Acquired Fund as its co-sub-advisors;

--The Acquiring Fund has (and with the proposed increase will have) a lower investment management fee rate than the Acquired Fund and is expected to have lower overall expense ratios than the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

-- The Acquiring Fund, during the one-year period ended December 31, 2005 has outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

--The Combination will result in a combined fund which will have a larger asset base and may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 7

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                        OF THE WMVT GROWTH & INCOME FUND
                      INTO THE PVC LARGECAP BLEND ACCOUNT
                        (WMVT Growth & Income Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Growth & Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC LargeCap Blend Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

               WMVT GROWTH &                                        PVC LARGECAP BLEND ACCOUNT
                INCOME FUND                                              (Acquiring Fund)
                 (Acquired
                   Fund)
BUSINESS::    A separate     A separate series of PVC.
               series of
               WMVT.
NET ASSETS AS  $244,866,000   $161,181,060
OF 6/30/2006:
INVESTMENT     WMA            PMC
ADVISOR:
SUB-ADVISOR:  None           T. Rowe Price Associates, Inc. ("T. Rowe Price")

PORTFOLIO      See
MANAGERS:     "Management of
               the Funds."
INVESTMENT     The Acquired   The Acquiring Fund seeks long-term growth of capital.
OBJECTIVES:   Fund seeks to
               provide long-
               term capital
               growth.
               Current income
               is
               a secondary
               consideration.
PRINCIPAL      The Acquired   The Acquiring Fund invests primarily in equity securities of U.S. companies. Under normal market
INVESTMENT     Fund invests   conditions, the fund invests at least 80% of its assets in common stocks of companies with large
STRATEGIES:   primarily in   market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index)
               common stocks. (as of June 30, 2006, this range was between $500 million and $371 billion) at the time of purchase.

               In selecting   The market capitalization of companies in the fund's portfolio and the S&P 500 Index will change over
               investments    time, and the fund will not automatically sell or cease to purchase a stock of a company it already for the fund,  owns just because the company's market capitalization grows or falls outside of the index range. In
               WMA looks for  addition, the fund has the ability to purchase stocks whose market capitalization falls below the common stocks  range of companies in the S&P 500 Index.
               that it
               believes are   The sub-advisor uses a disciplined portfolio construction process whereby it weights each sector
               currently      approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights
               undervalued    within the portfolio, can vary substantially from the S&P 500 Index.
               and whose
               issuers WMA    The sub-advisor selects stocks from the industries it covers based on rigorous fundamental analysis believes have  that assesses the quality of the business franchise, earnings growth potential for the company, and the potential  stock valuation.
               to increase
               earnings over  In pursuing the fund's investment objective, the fund's management has the discretion to purchase some
               time. WMA      securities that do not meet its normal investment criteria, as described above, when it perceives an
               seeks          unusual opportunity for gain. These special situations might arise when the sub-advisor believes a companies that security could increase in value for a variety of reasons, including a change in management, an
               it believes    extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
               have solid
               management, a  The fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral
               competitive    when compared to the S&P 500 Index. While the majority of assets will be invested in large-
               advantage, and capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25%
               the resources  of total assets) may also be purchased. Securities may be sold for a variety of reasons, such as to
               to maintain    secure gains, limit losses, or redeploy assets into more promising opportunities.
               superior cash
               flow and
               profitability
               over the long
               term.

               The fund may
               also invest:
               --up to 25% of
               its assets in
               REIT
               securities;
               --in preferred
               stocks and
               fixed-income
               securities of
               any maturity,
               including
               mortgage-
               backed
               securities and
               convertible
               securities;
               and
               --up to 35% of
               its assets in
               high yield
               fixed-income
               securities
               (sometimes
               called "junk
               bonds").













PORTFOLIO      The fund's     The fund's portfolio turnover rates were:
TURNOVER       portfolio      --53% for the six months ended 6/30/06 (unaudited) (annualized);
RATES:        turnover rates --44% for the fiscal year ended 12/31/05; and
               were:         --76% for the fiscal year ended 12/31/04.
               --17% for the
               six months
               ended 6/30/06
               (unaudited);
               --24% for the
               fiscal year
               ended
               12/31/05; and
               --11% for the
               fiscal year
               ended
               12/31/04.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
               Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both Funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      The Acquired and Acquiring Funds are both equity funds that seek long term growth of capital, but the Acquired Fund also seeks current income as a secondary objective. Other investment strategies of the funds differ. While the Acquiring Fund invests principally in common stocks of large capitalization companies and pursues both value and growth strategies, the Acquired Fund may invest in equity securities of companies of any size, including small companies, pursues a value approach and may also invest up to 20% of its assets in REIT securities and up to 35% in high yield securities. In addition, as indicated in the table, the Acquiring Fund has generally had higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

      Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have different investment objectives and principal strategies, they are subject to different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:

Risks applicable to both Funds:
--Equity Securities Risk           --Value Stock Risk                --Exchange Rate Risk
--Fund-of-Funds Risk               --Foreign Securities Risk         --Derivatives Risk

Risks applicable to Acquired Fund:
--Fixed-Income Securities Risk     --Small Company Risk              --Real Estate Securities Risk
--High Yield Securities Risk

Risks applicable to Acquiring Fund:
--Growth Stock Risk                --Market Segment (Large Cap) Risk --Active Trading Risk
--Value Stock Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                 TOTAL FUND OPERATING EXPENSES
                                                        MANAGEMENT      12B-1        OTHER
                                                           FEES          FEES      EXPENSES
(A) WMVT GROWTH & INCOME FUND           Class 1            0.74%          --         0.03%                   0.77%
(Acquired Fund)                         Class 2            0.74%        0.25%        0.03%                   1.02%

(B) PVC LARGECAP BLEND ACCOUNT          Class 1            0.75%          --         0.03%                   0.78%
(Acquiring Fund)                        Class 2            0.75%        0.25%        0.03%                   1.03%

(C) PVC LARGECAP BLEND ACCOUNT          Class 1            0.73%          --         0.01%                   0.74%
(Acquiring Fund) (1)                    Class 2            0.73%        0.25%        0.01%                   0.99%
(Pro forma assuming Combination))
____________
(1)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.78%; and Class 2 -  1.03%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT GROWTH & INCOME FUND        Class 1  $79    $246    $428     $954
 (Acquired Fund)                  Class 2  $104   $325    $563    $1,248

 PVC LARGECAP BLEND ACCOUNT       Class 1  $80    $249    $433     $966
 (Acquiring Fund)                 Class 2  $105   $328    $569    $1,259

 PVC LARGECAP BLEND ACCOUNT       Class 1  $76    $237    $411     $918
 (Acquiring Fund)                 Class 2  $101   $315    $547    $1,213
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

       WMVT GROWTH & INCOME FUND             PVC LARGECAP BLEND ACCOUNT
            (Acquired Fund)                       (Acquiring Fund)

   0.750% of the first $200 million;      0.75% of the first $250 million;
    0.700% of the next $200 million;       0.70% of the next $250 million;
  0.650% of the next $100 million; and     0.65% of the next $250 million;
 0.575% of the excess over $500 million  0.60% of the next $250 million; and
      of average daily net assets.       0.55% of the excess over $1 billion
                                            of average daily net assets.

      WMA directly manages the assets of the Acquired Fund. T. Rowe Price is the sub-advisor to and manages the assets of the Acquiring Fund. For its services as sub-advisor, T. Rowe Price is paid a sub-advisory fee by PMC, and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                         PAST           PAST         PAST 10          SINCE          INCEPTION
                                                        1 YEAR        5 YEARS         YEARS         INCEPTION           DATE
WMVT GROWTH & INCOME FUND (Acquired Fund)
--Class 1                                               3.30%          1.68%          9.36%           10.17%          1/12/94
--Class 2                                               2.97%           N/A            N/A            3.51%           11/6/01

PVC LARGECAP BLEND ACCOUNT (Acquiring Fund)
--Class 1                                               4.74%           N/A            N/A            5.31%            5/1/02
--Class 2 (1)                                           4.50%           N/A            N/A            5.19%
________________
(1) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have different investment objectives, strategies and risks, the Board of Trustees determined that their investment objectives, strategies and risks were sufficiently similar overall, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--T. Rowe Price, as the sub-advisor to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services as WMA has provided to the Acquired Fund as its advisor;

--Although the Acquiring Fund's management fee rate is higher at some asset levels, following the Combination the Acquiring Fund will have lower management fees and is expected to have lower overall expense ratios than the Acquired Fund, and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

-- The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but for the one-year period ended December 31, 2005 has outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

--The Combination will result in a combined fund which will have a larger asset base and may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 8

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                            OF THE WMVT INCOME FUND
                          INTO THE PVC INCOME ACCOUNT
                            (WMVT Income Fund Only)

                                   OVERVIEW

      Shareholders of the WMVT Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Income Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                               WMVT INCOME FUND                                          PVC INCOME ACCOUNT
                                (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                        A separate series of PVC.

NET ASSETS AS  $203,773,000                                      None*
OF 6/30/2006:                                                   * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                               PMC
ADVISOR:

SUB-ADVISOR:  None                                              WMA

PORTFOLIO      The WMA portfolio managers for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide a high level of current income consistent with preservation of capital.
OBJECTIVES:
PRINCIPAL      Both funds invest primarily in diversified pools of fixed-income securities, including corporate securities, U.S.
INVESTMENT     government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of
STRATEGIES:   which may be in non-investment grade fixed-income securities (sometimes called "junk bonds").

               The funds invest most of their assets in:
                --fixed-income and convertible securities;
                --U.S. government securities, including mortgage-backed securities issued by GNMA, FNMA, and FHLMC or similar government agencies or government-sponsored entities;
               --commercial mortgage-backed securities;
               --obligations of U.S. banks that belong to the Federal Reserve System;
               --preferred stocks and convertible preferred stocks;
               --the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and
               --deposits in U.S. banks.

               Each of the funds may also:
               --invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies;
               --engage in foreign currency exchange transactions for hedging or non-hedging purposes and  purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts;
               --borrow up to 30% of its total net assets for emergency, non-investment purposes and enter into dollar roll transactions limited in aggregate to no more than 25% of its total net assets;
               --borrow money or enter into repurchase agreements or dollar roll transactions in the aggregate no more than 33 1/3%
               of the fund's total net assets;
               --purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein;
               --purchase and sell interest rate futures and options; and
               --invest up to 35% of its assets in below investment grade fixed-income securities (sometimes called "junk bonds").
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts
TRANSACTIONS: and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

--Equity Securities Risk       --Foreign Securities Risk         --Exchange Rate Risk
--Fixed-Income Securities Risk --U.S. Government Securities Risk --Derivatives Risk
--Real Estate Securities Risk  --Value Stock Risk                --Fund-of-Funds Risk
--Prepayment Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      The risks of investing in the Acquiring Fund are more fully described in the PVC Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI. See "Comparative Information About the WMVT and PVC Funds -- Location of Further Information About the Funds."

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                               TOTAL FUND OPERATING EXPENSES
                                                    MANAGEMENT       12B-1        OTHER
                                                       FEES          FEES        EXPENSES
WMVT INCOME FUND                   Class 1            0.50%           --          0.04%                    0.54%
(Acquired Fund)                    Class 2            0.50%          0.25%        0.04%                    0.79%

PVC INCOME ACCOUNT (1)(2)          Class 1            0.50%           --          0.02%                    0.52%
(Acquiring Fund) (Estimated)       Class 2            0.50%          0.25%        0.02%                    0.77%
__________
(1)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.55%; and Class 2 -  0.80%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT INCOME FUND             Class 1  $55    $173    $302     $677
 (Acquired Fund)              Class 2  $81    $252    $439     $978

 PVC INCOME ACCOUNT           Class 1  $53    $167    $291     $653
 (Acquiring Fund) (Estimated) Class 2  $79    $246    $428     $954


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

           WM INCOME FUND                     PVC INCOME ACCOUNT
           (Acquired Fund)                     (Acquiring Fund)
   0.50% of the first $2 billion,       0.50% of the first $2 billion,
 0.45% of the excess over $2 billion  0.45% of the excess over $2 billion
    of average daily net assets.         of average daily net assets.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                   PAST   PAST   PAST 10   SINCE   INCEPTION
                                  1 YEAR 5 YEARS  YEARS  INCEPTION   DATE
 WMVT INCOME FUND (Acquired Fund)
 --Class 1                        2.40%   7.05%   6.20%    6.49%    5/7/95
 --Class 2                        2.06%    N/A     N/A     5.92%    11/6/01


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has the same management fee rates as, and is expected to have lower overall expense ratios than, the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 9

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                     OF THE WMVT INTERNATIONAL GROWTH FUND
                 INTO THE PVC DIVERSIFIED INTERNATIONAL ACCOUNT
                     (WMVT International Growth Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT International Growth Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Diversified International Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                                  WMVT INTERNATIONAL GROWTH FUND                                     PVC DIVERSIFIED
                                                          (Acquired Fund)                                             INTERNATIONAL
                                                                                                                         ACCOUNT
                                                                                                                       (Acquiring
                                                                                                                          Fund)
BUSINESS:     A separate series of WMVT.                                                                            A separate
                                                                                                                     series of PVC.
NET ASSETS AS  $137,124,000                                                                                          $334,797,518
OF 6/30/2006:
INVESTMENT     WMA                                                                                                   PMC
ADVISOR:
SUB-ADVISOR:  Capital Guardian Trust Company ("CGTC")                                                               Principal
                                                                                                                     Global
               The fund's portfolio is managed by two different teams:(1) the non-U.S. equity team and (2) the      Investors, LLC
               emerging market equity team. Each team member manages the portion of the fund assigned to such        ("Principal
               member.                                                                                               Global")
PORTFOLIO      See "Management of the Funds."
MANAGERS:
INVESTMENT     The Acquired Fund seeks to provide long-term capital appreciation.                                    The Acquiring
OBJECTIVES:                                                                                                         Fund seeks
                                                                                                                     long-term
                                                                                                                     growth of
                                                                                                                     capital.
PRINCIPAL      The Acquired Fund invests primarily in equity securities of issuers located in foreign countries that The Acquiring
INVESTMENT     the sub-advisors believe present attractive investment opportunities.                                 Fund invests in
STRATEGIES:                                                                                                         a portfolio of
               The fund invests in common stock and may invest in other securities with equity characteristics, such equity
               as trust or limited partnership interests, preferred stock, rights, and warrants. The fund may also   securities of
               invest in convertible securities. The fund invests in securities listed on foreign or domestic        companies
               securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may   domiciled in
               invest in restricted or unlisted securities.                                                          any of the
                                                                                                                     nations of the
               In selecting investments for the fund, Capital Guardian seeks attractively priced securities that     world.  The
               represent good long-term investment opportunities. Capital Guardian emphasizes fundamental research   fund invests in
               and relies on its own financial analysis to determine the difference between the underlying value of  securities of:
               a company and the price of its securities in the marketplace. The sub-advisors utilize a research-    --companies
               driven bottom-up approach in that decisions are made based upon extensive field research and direct   with their
               company contacts. They  blend this approach with macroeconomics and political judgments on the        principal place
               outlook for economies, industries, currencies, and markets. The fund will emphasize established       of business or
               companies, although it may invest in companies of varying sizes as measured by assets, sales and      principal
               capitalization.                                                                                       office outside
                                                                                                                     the U.S.;
               The fund may invest up to 30% of its assets in the securities of companies in, or governments of,     --companies for
               developing or emerging markets, provided that no more than 5% of the fund's total assets are invested which the
               in any one emerging market country.                                                                   principal
                                                                                                                     securities
               The fund may invest up to 5% of its total assets in investment grade fixed-income securities having   trading market
               maturities longer than one year, including euro-currency instruments and securities.                  is outside the
                                                                                                                     U.S.; and
               The fund intends to stay fully invested in the securities described above to the extent practical.    --companies,
                                                                                                                     regardless of
                                                                                                                     where their
                                                                                                                     securities are
                                                                                                                     traded, that
                                                                                                                     derive 50% or
                                                                                                                     more of their
                                                                                                                     total revenue
                                                                                                                     from goods or
                                                                                                                     services
                                                                                                                     produced or
                                                                                                                     sales made
                                                                                                                     outside the
                                                                                                                     U.S.

                                                                                                                     The fund has no
                                                                                                                     limitation on
                                                                                                                     the percentage
                                                                                                                     of assets that
                                                                                                                     are invested in
                                                                                                                     any one country
                                                                                                                     or denominated
                                                                                                                     in any one
                                                                                                                     currency.
                                                                                                                     However, under
                                                                                                                     normal market
                                                                                                                     conditions, the
                                                                                                                     fund intends to
                                                                                                                     have at least
                                                                                                                     80% of its
                                                                                                                     assets invested
                                                                                                                     in companies in
                                                                                                                     at least three
                                                                                                                     different
                                                                                                                     countries.  One
                                                                                                                     of those
                                                                                                                     countries may
                                                                                                                     be the U.S.,
                                                                                                                     though
                                                                                                                     currently the
                                                                                                                     fund does not
                                                                                                                     intend to
                                                                                                                     invest in
                                                                                                                     equity
                                                                                                                     securities of
                                                                                                                     U.S. companies.

                                                                                                                     Investments may
                                                                                                                     be made
                                                                                                                     anywhere in the
                                                                                                                     world.  Primary
                                                                                                                     consideration
                                                                                                                     is given to
                                                                                                                     securities of
                                                                                                                     corporations of
                                                                                                                     Western Europe,
                                                                                                                     North America
                                                                                                                     and Australasia
                                                                                                                     (Australia,
                                                                                                                     Japan and Far
                                                                                                                     East Asia).
                                                                                                                     Changes in
                                                                                                                     investments are
                                                                                                                     made as
                                                                                                                     prospects
                                                                                                                     change for
                                                                                                                     particular
                                                                                                                     countries,
                                                                                                                     industries or
                                                                                                                     companies.

                                                                                                                     In choosing
                                                                                                                     investments for
                                                                                                                     the fund,
                                                                                                                     Principal
                                                                                                                     Global pays
                                                                                                                     particular
                                                                                                                     attention to
                                                                                                                     the long-term
                                                                                                                     earnings
                                                                                                                     prospects of
                                                                                                                     the various
                                                                                                                     companies under
                                                                                                                     consideration.
                                                                                                                     Principal
                                                                                                                     Global then
                                                                                                                     weighs those
                                                                                                                     prospects
                                                                                                                     relative to the
                                                                                                                     price of the
                                                                                                                     security.
PORTFOLIO      The fund's portfolio turnover rates were:                                                            The fund's
TURNOVER       --41% for the six months ended 6/30/06 (unaudited);                                                   portfolio
RATES:        --32% for the fiscal year ended 12/31/05; and                                                         turnover rates
               --23% for the fiscal year ended 12/31/04.                                                             were:
                                                                                                                     --120% for the
                                                                                                                     six months
                                                                                                                     ended 6/30/06
                                                                                                                     (unaudited)
                                                                                                                     (annualized);
                                                                                                                     --121% for the
                                                                                                                     fiscal year
                                                                                                                     ended 12/31/05;
                                                                                                                     and
                                                                                                                     --170% for the
                                                                                                                     fiscal year
                                                                                                                     ended 12/31/04.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and
TRANSACTIONS: swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
               Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      Because the Acquired and Acquiring Funds both seek long-term capital growth or appreciation and invest principally in equity securities of foreign companies, they have substantially the same investment objectives and similar (but differing) investment strategies. The funds differ principally in that:the Acquiring Fund invests principally in Western Europe, North America and Australasia while the Acquired Fund may invest anywhere in the world and invest in emerging markets; the Acquiring Fund normally will invest at least 80% of its assets in at least three different countries, including the U.S., while the Acquired Fund is not subject to this limitation; and the Acquired Fund also invests in fixed-income securities and employs a multi-manager strategy. In addition, as indicated in the table, the Acquiring Fund has higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates often have higher transaction costs and may generate short-term capital gains on which taxes may be imposed.

      Additional information about investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have different principal investment strategies as described above, they are subject to some different risks. The risks of investing in the Funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following:

 Risks applicable to both Funds:
 --Equity Securities Risk            --Small Company Risk  --Exchange Rate Risk
 --Foreign Securities Risk           --Fund-of-Funds Risk  --Derivatives Risk

 Risk applicable to Acquired Fund:
 --Emerging Market Risk

 Risks applicable to Acquiring Fund:
 --Medium Company Risk               --Active Trading Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                  TOTAL FUND OPERATING EXPENSES
                                                            MANAGEMENT     12B-1      OTHER
                                                               FEES        FEES      EXPENSES
(A) WMVT INTERNATIONAL GROWTH FUND            Class 1         0.90%         --        0.21%                   1.11%
(Acquired Fund)                               Class 2         0.90%        0.25%      0.21%                   1.36%

(B) PVC DIVERSIFIED INTERNATIONAL ACCOUNT     Class 1         0.85%         --        0.12%                   0.97%
(Acquiring Fund)                              Class 2         0.85%        0.25%      0.12%                   1.22%

(C) PVC DIVERSIFIED INTERNATIONAL ACCOUNT     Class 1         0.83%         --        0.06%                   0.89%
(Acquiring Fund) (1)                          Class 2         0.83%        0.25%      0.06%                   1.14%
(Pro forma assuming Combination))
___________
(1)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  1.04%; and Class 2 -  1.29%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT INTERNATIONAL GROWTH FUND   Class 1  $113   $353    $612    $1,352
 (Acquired Fund)                  Class 2  $138   $431    $745    $1,635

 PVC DIVERSIFIED INTERNATIONAL    Class 1  $99    $309    $536    $1,190
 ACCOUNT  (Acquiring Fund)        Class 2  $124   $387    $670    $1,477

 PVC DIVERSIFIED INTERNATIONAL    Class 1  $91    $284    $493    $1,096
 ACCOUNT (Acquiring Fund)         Class 2  $116   $362    $628    $1,386
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

  WMVT INTERNATIONAL GROWTH FUND    PVC DIVERSIFIED INTERNATIONAL ACCOUNT
          (Acquired Fund)                     (Acquiring Fund)

  0.95% of the first $50 million,     0.85% of the first $250 million;
  0.85% of the next $75 million,       0.80% of the next $250 million;
 0.75% of the next $2.875 billion,     0.75% of the next $250 million;
         0.70% thereafter            0.70% of the next $250 million; and
   of average daily net assets.      0.65% of the excess over $1 billion
                                        of average daily net assets.

      CGTC (together with certain of its affiliates) is the sub-advisor to and manages the assets of the Acquired Fund. For its services, CGTC receives a sub-advisory fee from the fund which is offset against the fees otherwise payable by the fund to its advisor. Principal Global is the sub-advisor to and manages the assets of the Acquiring Fund. For its services, Principal Global receives a sub-advisory fee which is paid by PMC and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                                 PAST         PAST        PAST 10        SINCE        INCEPTION
                                                                1 YEAR       5 YEARS       YEARS       INCEPTION         DATE
WMVT INTERNATIONAL GROWTH FUND (Acquired Fund) (1)
--Class 1                                                       17.87%        4.69%        5.52%         6.05%          5/7/93
--Class 2                                                       17.59%         N/A          N/A          11.65%        11/6/01

PVC DIVERSIFIED INTERNATIONAL ACCOUNT (Acquiring Fund)
--Class 1                                                       23.79%        4.73%        8.43%         8.09%          5/2/94
--Class 2 (2)                                                   23.57%        4.52%        8.16%         7.86%
________________
 (1) The Acquired Fund's performance 1n 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.
(2) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--Principal Global, as the sub-advisor to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services that CGTC has provided to the Acquired Fund as its sub-advisor;

--The Acquiring Fund has lower investment management fees and is expected to have lower overall expense ratios than the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

-- The Acquiring Fund has, during the one, five and ten-year periods ended December 31, 2005, outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

--The Combination will result in a combined fund which will have a larger asset base and may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 10

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                         OF THE WMVT MID CAP STOCK FUND
                       INTO THE PVC MIDCAP STOCK ACCOUNT
                         (WMVT Mid Cap Stock Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Mid Cap Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC MidCap Stock Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                            WMVT MID CAP STOCK FUND                                   PVC MIDCAP STOCK ACCOUNT
                                (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                        A separate series of PVC.

NET ASSETS AS  $108,858,000                                      None*
OF 6/30/2006:                                                   * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                               PMC
ADVISOR:

SUB-ADVISOR:  None                                              WMA

PORTFOLIO      The WMA portfolio manager for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide long-term capital appreciation.
OBJECTIVES:
PRINCIPAL      Both funds generally invest, under normal market conditions, at least 80% of their assets (plus any borrowings for
INVESTMENT     investment purposes) in common stocks of companies with market capitalizations at the time of purchase in the range
STRATEGIES:   represented by companies included in the S&P 400  ($350 million to $14.8 billion as of June 30, 2006).

               In selecting investments for the funds, WMA looks for equity investments in companies that have solid management, a competitive advantage and the resources to maintain superior cash flow and profitability over the long term.  In determining whether securities should be sold, WMA considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals  or future growth prospects.
               The funds will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range of represented by the S&P 400.

               Each fund may also:
               --invest up to 20% of its assets in REIT securities;
               --invest in fixed-income securities of any maturity, including mortgage-backed securities;
               --invest up to 20% of its assets in high yield fixed-income securities (commonly known as "junk bonds");
               --purchase and sell U.S. government securities and collateralized mortgage obligations on  a "when-issued" or
               "delayed delivery" basis in an aggregate of up to 20% of the market value of its total assets; and
               --invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts
TRANSACTIONS: and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:

--Equity Securities Risk       --Small Company Risk            --Exchange Rate Risk
--Fixed-Income Securities Risk --Foreign Securities Risk       --Derivatives Risk
--Real Estate Securities Risk  --Market Segment (Mid Cap) Risk --Fund-of-Funds Risk
--Medium Company Risk          --High Yield Securities Risk    --U.S. Government Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. The fees and expenses of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the WMVT Prospectus and the PVC Prospectus. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                               TOTAL FUND OPERATING EXPENSES
                                                      MANAGEMENT      12B-1        OTHER
                                                         FEES          FEES      EXPENSES
WMVT MID CAP STOCK FUND               Class 1            0.75%          --         0.06%                   0.81%
(Acquired Fund)                       Class 2            0.75%        0.25%        0.06%                   1.06%

PVC MIDCAP STOCK ACCOUNT (1)(2)       Class 1            0.75%          --         0.01%                   0.76%
(Acquiring Fund) (Estimated)          Class 2            0.75%        0.25%        0.01%                   1.01%
__________
(1)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.80%; and Class 2 -  1.05%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT MID CAP STOCK FUND      Class 1  $83    $259    $450    $1,002
 (Acquired Fund)              Class 2  $108   $337    $585    $1,294

 PVC MIDCAP STOCK ACCOUNT     Class 1  $78    $243    $422     $942
 (Acquiring Fund) (Estimated) Class 2  $103   $322    $558    $1,236


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

       WMVT MID CAP STOCK FUND             PVC MIDCAP STOCK ACCOUNT
           (Acquired Fund)                     (Acquiring Fund)

   0.75% of the first $1 billion;       0.75% of the first $1 billion;
    0.70% of the next $1 billion;        0.70% of the next $1 billion;
  0.65% of the next $1 billion; and    0.65% of the next $1 billion; and
 0.60% of the excess over $3 billion  0.60% of the excess over $3 billion
    of average daily net assets.         of average daily net assets.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds.

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                          PAST   PAST     SINCE   INCEPTION
                                         1 YEAR 5 YEARS INCEPTION   DATE
 WMVT MID CAP STOCK FUND (Acquired Fund)
 --Class 1                               13.39% 10.75%   12.57%    5/1/00
 --Class 2                               13.12%   N/A    10.11%    5/1/01


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquired and Acquiring Funds have the same investment management fee rates and the Acquiring Fund is expected to have lower overall expense ratios; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 11

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                         OF THE WMVT MONEY MARKET FUND
                       INTO THE PVC MONEY MARKET ACCOUNT
                         (WMVT Money Market Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Money Market Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Money Market Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                                                       WMVT MONEY MARKET FUND                                            PVC MONEY
                                                          (Acquired Fund)                                                 MARKET
                                                                                                                          ACCOUNT
                                                                                                                        (Acquiring
                                                                                                                           Fund)
BUSINESS      A separate series of WMVT.                                                                               A separate
                                                                                                                       series of
                                                                                                                       PVC.
NET ASSETS AS $17,078,000                                                                                              $160,961,849
OF 6/30/2006:
INVESTMENT    WMA                                                                                                      PMC
ADVISOR:
SUB-ADVISOR: None                                                                                                     Principal
                                                                                                                       Global
PORTFOLIO     See "Management of the Funds."
MANAGERS:
INVESTMENT    The Acquired Fund seeks to maximize current income while preserving capital and maintaining liquidity.   The Acquiring
OBJECTIVES:                                                                                                            Fund seeks as
                                                                                                                       high a level
                                                                                                                       of current
                                                                                                                       income as is
                                                                                                                       considered
                                                                                                                       consistent
                                                                                                                       with
                                                                                                                       preservation
                                                                                                                       of principal
                                                                                                                       and
                                                                                                                       maintenance
                                                                                                                       of liquidity.
PRINCIPAL     The Acquired Fund invests only in U.S. dollar-denominated short-term money market securities. The fund   The Acquiring
INVESTMENT    will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored       Fund invests
STRATEGIES:  entities or instrumentalities or securities that are, or have issuers that are:                           in high
              --rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating         quality,
              categories for short-term, fixed-income securities;                                                      short-term
              --rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a     money market
              rating; or                                                                                               instruments
              --if not so rated, are determined to be of comparable quality.                                           denominated
                                                                                                                       in U.S.
              In pursuing its objective, the fund invests solely in money market instruments that may be included in   dollars which
              the following six general categories:                                                                    are believed
              --U.S. government securities;                                                                            to present
              --short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign    minimal
              businesses, banking institutions, financial institutions (including brokerage, finance and insurance     credit risks.
              companies), and state and local governments and municipalities to finance short-term cash needs;         At the time
              --obligations of U.S. and foreign banks with assets of more than $500 million;                           of purchase,
              --U.S. dollar-denominated securities issued by foreign governments, their agencies or instrumentalities  each security
              or by supranational entities;                                                                            is an
              --short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and     "eligible
              --repurchase agreements.                                                                                 security" as
                                                                                                                       defined in
              At the time of investment, no security (except U.S. government securities subject to repurchase          regulations
              agreements and variable rate demand notes) purchased by the fund will have a maturity exceeding 397      issued under
              days, and the fund's average portfolio maturity will not exceed 90 days. The fund will attempt to        the 1940 Act.
              maintain a stable net asset value of $1.00, but there can be no assurance that the fund will be able to
              do so.                                                                                                   The fund
                                                                                                                       maintains a
                                                                                                                       dollar
                                                                                                                       weighted
                                                                                                                       average
                                                                                                                       portfolio
                                                                                                                       maturity of
                                                                                                                       90 days or
                                                                                                                       less and
                                                                                                                       generally
                                                                                                                       hold
                                                                                                                       investments
                                                                                                                       until
                                                                                                                       maturity.
                                                                                                                       However, the
                                                                                                                       fund may sell
                                                                                                                       a security
                                                                                                                       before it
                                                                                                                       matures:
                                                                                                                       --to take
                                                                                                                       advantage of
                                                                                                                       market
                                                                                                                       variations;
                                                                                                                       --to generate
                                                                                                                       cash to cover
                                                                                                                       sales of
                                                                                                                       shares by
                                                                                                                       fund
                                                                                                                       shareholders;
                                                                                                                       or
                                                                                                                       --upon
                                                                                                                       revised
                                                                                                                       credit
                                                                                                                       opinions of
                                                                                                                       the
                                                                                                                       security's
                                                                                                                       issuer.

                                                                                                                       The sale of a
                                                                                                                       security by
                                                                                                                       the fund
                                                                                                                       before
                                                                                                                       maturity may
                                                                                                                       not be in the
                                                                                                                       best interest
                                                                                                                       of the fund.
                                                                                                                       The sale of
                                                                                                                       portfolio
                                                                                                                       securities is
                                                                                                                       usually a
                                                                                                                       taxable
                                                                                                                       event.  The
                                                                                                                       fund may
                                                                                                                       borrow money
                                                                                                                       to cover the
                                                                                                                       sale of their
                                                                                                                       shares.

                                                                                                                       It is the
                                                                                                                       policy of the
                                                                                                                       fund to be as
                                                                                                                       fully
                                                                                                                       invested as
                                                                                                                       possible to
                                                                                                                       maximize
                                                                                                                       current
                                                                                                                       income.
                                                                                                                       Securities in
                                                                                                                       which the
                                                                                                                       fund invests
                                                                                                                       include:
                                                                                                                       --securities
                                                                                                                       issued or
                                                                                                                       guaranteed by
                                                                                                                       the U.S.
                                                                                                                       government,
                                                                                                                       including
                                                                                                                       treasury
                                                                                                                       bills, notes
                                                                                                                       and bonds;
                                                                                                                       --securities
                                                                                                                       issued or
                                                                                                                       guaranteed by
                                                                                                                       agencies or
                                                                                                                   instrumentalities
                                                                                                                       of the U.S.
                                                                                                                       government.
                                                                                                                       These are
                                                                                                                       backed either
                                                                                                                       by the full
                                                                                                                       faith and
                                                                                                                       credit of the
                                                                                                                       U.S.
                                                                                                                       government or
                                                                                                                       by the credit
                                                                                                                       of the
                                                                                                                       particular
                                                                                                                       agency or
                                                                                                                    instrumentality;
                                                                                                                       --bank
                                                                                                                       obligations,
                                                                                                                       including
                                                                                                                       certificates
                                                                                                                       of deposit
                                                                                                                       which
                                                                                                                       generally are
                                                                                                                       negotiable
                                                                                                                       certificates
                                                                                                                       against funds
                                                                                                                       deposited in
                                                                                                                       a commercial
                                                                                                                       bank or
                                                                                                                       bankers
                                                                                                                       acceptances
                                                                                                                       which are
                                                                                                                       time drafts
                                                                                                                       drawn on a
                                                                                                                       commercial
                                                                                                                       bank, usually
                                                                                                                       in connection
                                                                                                                       with
                                                                                                                       international
                                                                                                                       commercial
                                                                                                                       transactions;
                                                                                                                       --commercial
                                                                                                                       paper which
                                                                                                                       is short-term
                                                                                                                       promissory
                                                                                                                       notes issued
                                                                                                                       by U.S. or
                                                                                                                       foreign
                                                                                                                       corporations
                                                                                                                       primarily to
                                                                                                                       finance
                                                                                                                       short-term
                                                                                                                       credit needs;
                                                                                                                       --corporate
                                                                                                                       debt
                                                                                                                       consisting of
                                                                                                                       notes, bonds
                                                                                                                       or debentures
                                                                                                                       which at the
                                                                                                                       time of
                                                                                                                       purchase by
                                                                                                                       the funds has
                                                                                                                       397 days or
                                                                                                                       less
                                                                                                                       remaining to
                                                                                                                       maturity;
                                                                                                                       --repurchase
                                                                                                                       agreements
                                                                                                                       under which
                                                                                                                       securities
                                                                                                                       are purchased
                                                                                                                       with an
                                                                                                                       agreement by
                                                                                                                       the seller to
                                                                                                                       repurchase
                                                                                                                       the security
                                                                                                                       at the same
                                                                                                                       price plus
                                                                                                                       interest at a
                                                                                                                       specified
                                                                                                                       rate.
                                                                                                                       Generally
                                                                                                                       these have a
                                                                                                                       short
                                                                                                                       maturity
                                                                                                                       (less than a
                                                                                                                       week) but may
                                                                                                                       also have a
                                                                                                                       longer
                                                                                                                       maturity; and
                                                                                                                       --taxable
                                                                                                                       municipal
                                                                                                                       obligations
                                                                                                                       which are
                                                                                                                       short-term
                                                                                                                       obligations
                                                                                                                       issued or
                                                                                                                       guaranteed by
                                                                                                                       state and
                                                                                                                       municipal
                                                                                                                       issuers which
                                                                                                                       generate
                                                                                                                       taxable
                                                                                                                       income.

                                                                                                                       Among the
                                                                                                                       certificates
                                                                                                                       of deposit
                                                                                                                       typically
                                                                                                                       held by the
                                                                                                                       fund are
                                                                                                                       Eurodollar
                                                                                                                       and Yankee
                                                                                                                       obligations,
                                                                                                                       which are
                                                                                                                       issued in
                                                                                                                       U.S. dollars
                                                                                                                       by foreign
                                                                                                                       banks and
                                                                                                                       foreign
                                                                                                                       branches of
                                                                                                                       U.S. banks.

FUNDAMENTAL   Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval of
INVESTMENT    the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS:securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
              Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

      Because the Acquired and Acquiring Funds are both money market funds that seek to maximize, or to achieve a high level of, current income consistent with liquidity and preservation of principal by investing in high quality short term money market instruments, they have substantially the same investment objectives and principal strategies.

      Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the funds have substantially the same investment objectives and principal strategies, they have the same risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:

--Fixed-Income Securities Risk    --U.S. Government Sponsored --Eurodollar and Yankee Obligations
--U.S. Government Securities Risk     Securities Risk            Risk
--Foreign Securities Risk         --Fund-of-Funds Risk

      All the above-named risks are described below under "Risks of Investing in the Funds."

      Although each of the funds seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either fund. An investment in either fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                 TOTAL FUND OPERATING EXPENSES
                                                        MANAGEMENT      12B-1        OTHER
                                                           FEES          FEES      EXPENSES
(A) WMVT MONEY MARKET FUND              Class 1            0.45%          --         0.25%                   0.70%
(Acquired Fund)                         Class 2            0.45%        0.25%        0.25%                   0.95%

(B) PVC MONEY MARKET ACCOUNT            Class 1            0.49%          --         0.12%                   0.61%
(Acquiring Fund)                        Class 2            0.49%        0.25%        0.12%                   0.86%

(C) PVC MONEY MARKET ACCOUNT            Class 1            0.48%          --         0.01%                   0.49%
(Acquiring Fund) (1)                    Class 2            0.48%        0.25%        0.01%                   0.74%
(Pro forma assuming Combination))
___________
(1)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.72%; and Class 2 -  0.97%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT MONEY MARKET FUND           Class 1  $72    $224    $390     $871
 (Acquired Fund)                  Class 2  $97    $303    $525    $1,166

 PVC MONEY MARKET ACCOUNT         Class 1  $62    $195    $340     $762
 (Acquiring Fund)                 Class 2  $88    $274    $477    $1,061

 PVC MONEY MARKET ACCOUNT         Class 1  $50    $157    $274     $616
 (Acquiring Fund)                 Class 2  $76    $237    $411     $918
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

       WMVT MONEY MARKET FUND               PVC MONEY MARKET ACCOUNT
           (Acquired Fund)                      (Acquiring Fund)

 0.45% of the first $1 billion; and     0.50% of the first $100 million;
 0.40% of the excess over $1 billion     0.45% of the next $100 million;
    of average daily net assets.         0.40% of the next $100 million;
                                       0.35% of the next $100 million and
                                      0.30% of the excess over $400 million
                                          of average daily net assets.

      WMA directly manages the assets of the Acquired Fund. Principal Global manages the assets of the Acquiring Fund as its sub-advisor. For its services, Principal Global is paid a sub-advisory fee by PMC and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                        PAST           PAST          PAST 10          SINCE          INCEPTION
                                                       1 YEAR         5 YEARS         YEARS         INCEPTION           DATE
WMVT MONEY MARKET FUND (Acquired Fund) (1)
--Class 1                                              2.59%           1.82%          3.43%           3.56%           5/10/93
--Class 2                                              2.33%            N/A            N/A            1.12%           11/6/01

PVC MONEY MARKET ACCOUNT (Acquiring Fund)
--Class 1                                              2.69%           1.93%          3.60%           3.15%           3/18/83
--Class 2 (2)                                          2.44%           1.68%          3.37%           2.98%
________________
 (1) The Acquired Fund's performance between 1996 and 1999 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.
(2) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--Principal Global, as the sub-advisor to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services as WMA has provided to the Acquired Fund as its advisor;

--The Acquiring Fund has a higher management fee rate, but is expected to have lower overall expense ratios, than the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

-- The Acquiring Fund has, for the one, five and ten-year periods ended December 31, 2005, outperformed the Acquiring Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

--The Combination will result in a combined fund which will have a larger asset base and may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 12

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                             OF THE WMVT REIT FUND
                  INTO THE PVC REAL ESTATE SECURITIES ACCOUNT
                             (WMVT REIT Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT REIT Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Real Estate Securities Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

              WMVT REIT FUND                                    PVC REAL ESTATE SECURITIES ACCOUNT
              (Acquired Fund)                                            (Acquiring Fund)
BUSINESS:    A separate      A separate series of PVC.
              series of WMVT.
NET ASSETS AS $52,937,000     $208,453,367
OF 6/30/2006:
INVESTMENT    WMA             PMC
ADVISOR:
SUB-ADVISOR: None            Principal Real Estate Investors, LLC
                              ("Principal - REI")
PORTFOLIO     See "Management
MANAGERS:    of the Funds."
INVESTMENT    The Acquired    The Acquiring Fund seeks to generate a total return by investing primarily in equity securities of
OBJECTIVES:  Fund seeks to   companies principally engaged in the real estate industry.
              provide a high
              level of
              current income
              and
              intermediate to
              long-term
              capital
              appreciation.

PRINCIPAL     Under normal    Under normal markets conditions, the Acquiring Fund invests at least 80% of its assets in equity
INVESTMENT    market          securities of companies principally engaged in the real estate industry.  For purposes of the fund's
STRATEGIES:  conditions, the investment policies, a real estate company has at least 50% of its assets, income or profits derived
              Acquired Fund   from products or services related to the real estate industry.  Real estate companies include REITs will invest at  and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment
              least  80% of   companies.  Companies whose products and services relate to the real estate industry include building its net assets  supply manufacturers, mortgage lenders and mortgage servicing companies.
              (plus any
              borrowings for  REITs are corporations or business trusts that are permitted to eliminate corporate level federal
              investment      income taxes by meeting certain requirements of the Internal Revenue Code.  REITs are characterized
              purposes) in    as:
              REIT            --Equity REITs, which primarily own property and generate revenue from rental income;
              securities. The --Mortgage REITs, which invest in real estate mortgages; and
              fund may also   --Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
              invest in U.S.
              government      In selecting securities for the fund, Principal REI focuses on equity REITs.
              obligations,
              convertible     The fund may invest up to 25% of its assets in securities of foreign real estate companies.
              securities and
              preferred
              stocks,
              exchange traded
              funds,
              mortgage-backed
              securities,
              collateralized
              mortgage
              obligations,
              and asset-
              backed
              securities.

              WMA seeks
              investments for
              the fund that
              represent a
              variety of
              sectors in the
              real estate
              industry. In
              selecting
              investments for
              the fund, WMA
              looks for high
              quality REIT
              securities at
              attractive
              valuations that
              have
              fundamental
              indicators of
              dividend growth
              potential,
              capital
              appreciation, a
              strong
              financial
              position, and
              solid
              management
              demonstrating
              consistency in
              adding value
              and generating
              cash flow.

              The fund may:
              --invest up to
              20% of its
              assets in
              below-
              investment-
              grade fixed-
              income
              securities
              (sometimes
              called "junk
              bonds");
              --invest in
              fixed-income
              securities of
              any maturity
              including
              mortgage-backed
              securities,
              U.S. government
              securities, and
              asset-backed
              securities; and
              --purchase or
              sell U.S.
              government
              securities or
              collateralized
              mortgage
              obligations on
              a "when-issued"
              or "delayed-
              delivery" basis
              in an aggregate
              of up to 20% of
              the market
              value of its
              total net
              assets
PORTFOLIO     The fund's      The fund's portfolio turnover rates were:
TURNOVER      portfolio       --46% for the six months ended 4/30/06 (unaudited) (annualized);
RATES:       turnover rates  --24% for the fiscal year ended 10/31/05; and
              were:          --59% for the fiscal year ended 10/31/04.
              --9% for the
              six months
              ended 4/30/06
              (unaudited);
              --25% for the
              fiscal year
              ended 12/31/05;
              and
              --13% for the
              fiscal year
              ended 12/31/04.
HEDGING AND   Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC     derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and
TRANSACTIONS:swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL   Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval of
INVESTMENT    the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS:securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
              Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY     For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE     cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      The Acquired and Acquiring Funds have somewhat different investment objectives, with the former seeking a high level of current income as well as intermediate to long-term capital appreciation and the latter seeking to generate a total return. Both invest principally in real estate securities, but the Acquired Fund has a policy requiring a greater portion of its assets to be invested in securities of REITs. The funds also differ in that the Acquiring Fund may invest up to 25% of its assets in foreign real estate companies. In addition, the Acquired Fund, but not the Acquiring Fund, may invest significantly in fixed-income securities, including high yield securities. As indicated in the table, the Acquiring Fund has had higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

      Both the Acquired and Acquiring Funds are "diversified." However, the Board of Directors of PVC has approved a proposal to change the status of the Acquiring Fund from "diversified" to "non-diversified." This proposal will be submitted to shareholders of the Acquiring Fund at the PVC Shareholders Meeting.

      Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have some different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:

Risks applicable to both Funds:
--Equity Securities Risk            --Real Estate Securities Risk --Exchange Rate Risk
--Foreign Securities Risk           --Fund-of-Funds Risk          --Derivatives Risk
--Sector (Real Estate) Risk         --Prepayment Risk
Risks applicable to Acquired Fund:
--Fixed-Income Securities Risk      --High Yield Securities Risk  --Small Company Risk

Risks applicable to Acquiring Fund:
--Active Trading Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

      If, at the PVC Shareholders Meeting, shareholders of the Acquiring Fund approve the proposal to change the status of the Acquiring Fund from "diversified" to "non-diversified," the Acquiring Fund will be authorized to invest a high percentage of it assets in the securities of a relatively small number of issuers and thus will be subject to "Non-Diversification Risk."


                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                  TOTAL FUND OPERATING EXPENSES
                                                           MANAGEMENT      12B-1      OTHER
                                                              FEES         FEES      EXPENSES
(A) WMVT REIT FUND                          Class 1           0.80%         --        0.09%                   0.89%
(Acquired Fund)                             Class 2           0.80%        0.25%      0.09%                   1.14%

(B) PVC REAL ESTATE SECURITIES ACCOUNT      Class 1           0.88%         --        0.01%                   0.89%
(Acquiring Fund)                            Class 2           0.88%        0.25%      0.01%                   1.14%

(C) PVC REAL ESTATE SECURITIES ACCOUNT      Class 1           0.86%         --        0.01%                   0.87%
(Acquiring Fund) (1)                        Class 2           0.86%        0.25%      0.01%                   1.12%
(Pro forma assuming Combination))
_____________
(1)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.90%; and Class 2 -  1.15%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                            1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT REIT FUND                     Class 1  $91    $284    $493    $1,096
 (Acquired Fund)                    Class 2  $116   $362    $628    $1,386

 PVC REAL ESTATE SECURITIES ACCOUNT Class 1  $91    $284    $493    $1,096
 (Acquiring Fund)                   Class 2  $116   $362    $628    $1,386

 PVC REAL ESTATE SECURITIES ACCOUNT Class 1  $89    $278    $482    $1,073
 (Acquiring Fund)                   Class 2  $114   $356    $617    $1,363
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

           WMVT REIT FUND              PVC REAL ESTATE SECURITIES ACCOUNT
           (Acquired Fund)                      (Acquiring Fund)

  0.80% of the first $500 million;      0.90% of the first $100 million;
   0.75% of the next $1.5 billion;       0.85% of the next $100 million;
  0.70% of the next $1 billion; and      0.80% of the next $100 million;
 0.65% of the excess over $3 billion   0.75% of the next $100 million; and
    of average daily net assets.      0.70% of the excess over $400 million
                                          of average daily net assets.

      WMA directly manages the assets of the Acquired Fund. Principal REI is the sub-advisor to and manages the assets of the Acquiring Fund. For its services, Principal REI is paid a sub-advisory fee by PMC and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                                PAST           PAST           SINCE          INCEPTION
                                                               1 YEAR        5 YEARS        INCEPTION           DATE
WMVT REIT FUND (Acquired Fund)
--Class 1                                                       9.40%          N/A            27.12%           5/1/03
--Class 2                                                       9.10%          N/A            24.18%           8/5/03

PVC REAL ESTATE SECURITIES ACCOUNT (Acquiring Fund)
--Class 1                                                      15.85%         20.46%          15.23%           5/1/98
--Class 2 (1)                                                  15.60%         20.23%          15.03%
________________
(1) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have different investment objectives, strategies and risks, the Board of Trustees determined that their investment objectives, strategies and risks were sufficiently similar overall, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--Principal REI, as the sub-advisor to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services as WMA has provided to the Acquired Fund as its advisor;

--The Acquiring Fund has a higher investment management fee rate, but is expected to have lower overall expense ratios, than the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

--The Acquiring Fund outperformed the Acquired Fund during the one-year period ended December 31, 2005; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

--The Combination will result in a combined fund which will have a larger asset base and may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 13

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                       OF THE WMVT SHORT TERM INCOME FUND
                     INTO THE PVC SHORT-TERM INCOME ACCOUNT
                       (WMVT Short Term Income Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Short Term Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Short-Term Income Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                          WMVT SHORT TERM INCOME FUND                               PVC SHORT-TERM INCOME ACCOUNT
                                (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                         A separate series of PVC.

NET ASSETS AS  $50,004,000                                        None*
OF 6/30/2006:                                                    * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                                PMC
ADVISOR:

SUB-ADVISOR:  None                                               WMA

PORTFOLIO      The WMA portfolio manager for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide as high a level of current income as is consistent with prudent investment management and
OBJECTIVES:   stability of principal.
PRINCIPAL      Both funds will invest substantially all of their assets in fixed-income securities that, at the time of purchase,
INVESTMENT     are rated in one of the top four rating categories by one or more nationally recognized statistical rating
STRATEGIES:   organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WMA.

               Both funds maintain a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.

               Both funds may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-
               backed securities. The funds may invest in fixed-income securities issued by REITs.

               Both funds may also:
               --invest up to 10% of their assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-
               denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks;
               -invest up to 5% of their assets in preferred stock;
               --invest in certain illiquid investments, such as privately placed securities, including restricted securities;
               --invest up to 10% of their assets in securities of unaffiliated mutual funds;
               --borrow money or enter into reverse repurchase agreements or dollar roll transactions in aggregate of up to 33 1/3%
               of their total assets; and
               --invest up to 25% of their total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:

--Fixed-Income Securities Risk    --Real Estate Securities Risk --Exchange Rate Risk
--U.S. Government Securities Risk --Portfolio Duration Risk     --Derivatives Risk
--U.S. Government Sponsored       --Foreign Securities Risk     --Fund-of-Funds Risk
   Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                 TOTAL FUND OPERATING EXPENSES
                                                         MANAGEMENT      12B-1       OTHER
                                                            FEES          FEES      EXPENSES
WMVT SHORT TERM INCOME FUND               Class 1           0.50%          --        0.10%                   0.60%
(Acquired Fund)                           Class 2           0.50%        0.25%       0.10%                   0.85%

PVC SHORT-TERM INCOME ACCOUNT (1)(2)      Class 1           0.50%          --        0.03%                   0.53%
(Acquiring Fund) (Estimated)              Class 2           0.50%        0.25%       0.03%                   0.78%
____________
 (1)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the
Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.61%; and Class 2 -  0.86%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT SHORT TERM INCOME FUND   Class 1  $61    $192    $335     $750
 (Acquired Fund)               Class 2  $87    $271    $471    $1,049

 PVC SHORT-TERM INCOME ACCOUNT Class 1  $54    $170    $296     $665
 (Acquiring Fund) (Estimated)  Class 2  $80    $249    $433     $966


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

       WM SHORT TERM INCOME FUND            PVC SHORT-TERM INCOME ACCOUNT
            (Acquired Fund)                       (Acquiring Fund)

   0.50% of the first $200 million;       0.50% of the first $200 million;
  0.45% of the next $300 million; and    0.45% of the next $300 million; and
 0.40% of the excess over $500 million  0.40% of the excess over $500 million
     of average daily net assets.           of average daily net assets.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                           PAST           PAST         PAST 10          SINCE          INCEPTION
                                                          1 YEAR        5 YEARS         YEARS         INCEPTION          DATE
WMVT SHORT TERM INCOME FUND (Acquired Fund) (1)
--Class 1                                                  1.64%         4.70%          4.95%           4.75%           1/12/94
--Class 2                                                  1.76%          N/A            N/A            3.52%           11/6/01
_______________
(1)  The Acquired Fund's performance between 1996 and 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquired and Acquiring Funds have the same investment management fee rates but the Acquiring Fund is expected to have lower overall expense ratios; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 14

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                       OF THE WMVT SMALL CAP GROWTH FUND
                      INTO THE PVC SMALLCAP GROWTH ACCOUNT
                       (WMVT Small Cap Growth Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Small Cap Growth Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PVC SmallCap Growth Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                WMVT SMALL CAP                                      PVC SMALLCAP GROWTH ACCOUNT
                 GROWTH FUND                                              (Acquiring Fund)
               (Acquired Fund)
BUSINESS:     A separate       A separate series of PVC.
               series of WMVT.
NET ASSETS AS  $46,845,000      $72,670,349
OF 6/30/2006:
INVESTMENT     WMA              PMC
ADVISOR:
SUB-ADVISOR:  The fund has two The fund has three sub-advisors:
               sub-advisors:   --Emerald Advisers, Inc. ("Emerald");
               --Delaware       --UBS Global Asset Management (Americas) Inc. ("UBS Global AM"); and
               Management       --Essex Investment Management Company, LLC ("Essex").
               Company
               ("Delaware); and Each sub-advisor manages a portion of the fund's assets.
               --Oberweis Asset
               Management, Inc.
               ("Oberweis").

               WMA determines
               the portion of
               the fund's
               assets to be
               managed by each
               sub-advisor.
PORTFOLIO      See "Management
MANAGERS:     of the Funds."
INVESTMENT     The Acquired     The Acquiring Fund seeks long-term growth of capital.
OBJECTIVES:   Fund seeks to
               provide long-
               term capital
               appreciation.
PRINCIPAL      The Acquired     The Acquiring Fund invests primarily in equity securities. Under normal market conditions, the fund
INVESTMENT     Fund normally    invests at least 80% of its assets in equity securities of companies with small market
STRATEGIES:   invests at least capitalizations (those with market capitalizations equal to or smaller than the greater of (1) $2.5
               80% of its net   billion or (2) the highest market capitalization of the companies in the Russell 2000 Growth Index assets (plus any at the time of purchase (as of June 30, 2006, this range was between $83 million and $2.3 billion).
               borrowings for   The fund may invest up to 25% of its assets in securities of foreign companies.
               investment
               purposes) in     UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a
               equity           major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers
               securities of    earnings revision trends, positive stock price momentum, efficient use of shareholder equity and
               companies with   sales acceleration when selecting securities. The fund may also invest in securities of emerging
               market           growth companies which are companies that UBS Global AM expects to experience above average earnings capitalizations  or cash flow growth or meaningful changes in underlying asset values. Investments in equity
               in the range     securities may include common stock and preferred stock.
               represented by
               the Russell 2000 Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with
               Index (as of     distinct competitive advantages, strong management teams, leadership positions, high revenue and
               June 30, 2006,   earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.
               this range was
               between $83      Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex million and $2.3 believes are undervalued relative to each company's future growth potential. Ordinarily, the fund billion) at the  will invest in companies from all sectors of the market based on Essex's fundamental research and
               time of          analysis of various characteristics, including financial statements, sales and expense trends,
               purchase.  In    earnings estimates, market position of the company and industry outlook. Essex uses earnings models
               addition to      to value a company against its own history, the industry and the market to identify securities that
               common stock,    are undervalued relative to their future growth potential. Ordinarily, the fund will sell a stock if
               the fund's       the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's
               equity           long-term growth expectations.
               securities may
               include          PMC may, from time-to-time, reallocate the fund's assets among the sub-advisors. The decision to do
               convertible      so may be based on a variety of factors, including but not limited to:the investment capacity of
               bonds,           each sub-avisor, portfolio diversification, volume of net cash flows, fund liquidity, investment
               convertible      performance, investment strategies, changes in each su-advisor's firm or investment professionals, preferred stock  or changes in the number of sub-advisors. Ordinarily, reallocations of fund assets among sub-
               and warrants to  advisors will generally occur as a sub-advisor liquidates assets in the normal course of portfolio purchase common  management and with net new cash flows; however, at times existing fund assets may be reallocated
               stock.           among sub-advisors.

               In selecting      The fund may purchase securities issued as part of, or a short period after, companies' initial investments for  public offerings ("IPOs") and may at times dispose of those shares shortly after their acquisition.
               the fund, WMA or
               the sub-advisors
               look for
               individual
               companies that
               they believes
               have the
               potential for
               organic growth.
               Companies are
               evaluated based
               on their
               individual
               merit, ability
               to generate
               earnings growth
               and superior
               management
               teams, products
               and services.
               The broad
               evaluation of a
               particular
               sector and
               market trends
               are also
               considered in
               the analysis of
               a company's
               potential. The
               fund will not
               necessarily
               dispose of a
               security merely
               because its
               issuer's market
               capitalization
               is no longer in
               the range
               represented by
               the Russell 2000
               Index.

               The fund may
               also invest:
               --up to 25% of
               its assets in
               securities of
               foreign issuers,
               provided that no
               more than 5% of
               its assets is
               invested in
               securities of
               issuers located
               in developing or
               emerging
               markets; and
               --up to 20% of
               its assets in
               below investment
               grade fixed-
               income
               securities
               (sometimes
               called "junk
               bonds") if WMA
               or the fund's
               sub-advisors
               believe that
               doing so will be
               consistent with
               the investment
               objective of
               capital
               appreciation.

PORTFOLIO      The fund's       The fund's portfolio turnover rates were:
TURNOVER       portfolio        --92% for the six months ended 6/30/06 (unaudited) (annualized);
RATES:        turnover rates   --68% for the fiscal year ended 12/31/05; and
               were:           --43% for the fiscal year ended 12/31/04.
               --35% for the
               six months ended
               6/30/06
               (unaudited);
               --172% for the
               fiscal year
               ended 12/31/05*;
               and
               --41% for the
               fiscal year
               ended 12/31/04.

               * Reflects a
               change in sub-
               advisors for the
               fund.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
               Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      Because the Acquired and Acquiring Funds are both small-cap equity funds that seek long term growth or appreciation of capital and have a growth approach to investing, they have substantially the same investment objectives and similar principal strategies. The funds differ principally in that:the Acquired Fund, but not the Acquiring Fund, is limited to investing no more than 25% of its assets in foreign securities and no more than 5% of its assets in emerging markets; and the Acquired Fund may invest significantly in high yield securities.

      Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities in which the respective funds may invest is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Because the Acquired and Acquiring Funds have some different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:

Risks applicable to both Funds:
--Equity Securities Risk           --Exchange Rate Risk         --Derivatives Risk
--Market Segment (Small Cap) Risk  --Growth Stock Risk          --Fund-of-Funds Risk
--Foreign Securities Risk          --Small Company Risk         --Emerging Market Risk
--Real Estate Securities Risk
Risks applicable to Acquired Fund:
--Fixed-Income Securities Risk     --High Yield Securities Risk
Risks applicable to Acquiring Fund:
--Initial Public Offerings ("IPOs" )Risk

      Because the Acquiring Fund is not subject to any stated limits on the percentages of its assets than it may invest in foreign securities and in emerging markets, it has potentially greater exposure to the risks of such investments.

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                 TOTAL FUND OPERATING EXPENSES
                                                        MANAGEMENT      12B-1        OTHER
                                                           FEES          FEES      EXPENSES
(A) WMVT SMALL CAP GROWTH FUND           Class 1           0.85%          --         0.25%                   1.10%
(Acquired Fund)                          Class 2           0.85%        0.25%        0.25%                   1.35%

(B) PVC SMALLCAP GROWTH ACCOUNT          Class 1           1.00%          --         0.05%                   1.05%
(Acquiring Fund)                         Class 2           1.00%        0.25%        0.05%                   1.30%

(C) PVC SMALLCAP GROWTH ACCOUNT (1)      Class 1           0.99%          --         0.01%                   1.00%
(Acquiring Fund)                         Class 2           0.99%        0.25%        0.01%                   1.25%
(Pro forma assuming Combination))
_______________
(1)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  1.02%; and Class 2 -  1.27%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT SMALL CAP GROWTH FUND       Class 1  $113   $353    $612    $1,352
 (Acquired Fund)                  Class 2  $138   $431    $745    $1,365

 PVC SMALLCAP GROWTH ACCOUNT      Class 1  $107   $334    $579    $1,283
 (Acquiring Fund)                 Class 2  $132   $412    $713    $1,568

 PVC SMALLCAP GROWTH ACCOUNT      Class 1  $102   $318    $552    $1,225
 (Acquiring Fund)                 Class 2  $127   $397    $686    $1,511
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:

     WMVT SMALL CAP GROWTH FUND            PVC SMALLCAP GROWTH ACCOUNT
           (Acquired Fund)                      (Acquiring Fund)

  0.85% of the first $500 million;      1.00% of the first $100 million;
 0.75% of the next $2.5 billion; and     0.95% of the next $100 million;
 0.70% of the excess over $3 billion     0.90% of the next $100 million;
    of average daily net assets.       0.85% of the next $100 million; and
                                      0.80% of the excess over $400 million
                                          of average daily net assets.

      Delaware and Oberweis are co-sub-advisors to and manage their respective portions of the assets of the Acquired Fund. For its services, each of Delaware and Oberweis receives a sub-advisory fee from the fund which is offset against the fees otherwise payable by the fund to WMA. Emerald, UBS Global AM and Essex are co-sub-advisors to and manage the assets of the Acquiring Fund. For its services, each of Emerald, UBS Global and Essex is paid a sub-advisory fee by PMC and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                         PAST           PAST         PAST 10          SINCE          INCEPTION
                                                        1 YEAR        5 YEARS         YEARS         INCEPTION           DATE
WMVT SMALL CAP GROWTH FUND (Acquired Fund)
--Class 1                                               -1.73%         -4.05%         5.22%           7.19%           1/12/94
--Class 2                                               -2.05%          N/A            N/A            -2.35%           5/1/01

PVC SMALLCAP GROWTH ACCOUNT (Acquiring Fund)
--Class 1                                                6.67%         -8.64%          N/A            1.29%            5/1/98
--Class 2 (1)                                            6.39%         -8.87%          N/A            1.10%
________________
(1) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--Emerald, UBS Global AM and Essex, as the co-sub-advisors to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services as Delaware and Oberweis have provided to the Acquired Fund as its co-sub-advisors;

--The Acquiring Fund has a higher investment management fee rate but is expected to have lower overall expense ratios than the Acquired Fund; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

-- The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but during the one-year period ended December 31, 2005 has outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

--The Combination will result in a combined fund which will have a larger asset base and may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 15

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                        OF THE WMVT SMALL CAP VALUE FUND
                      INTO THE PVC SMALLCAP VALUE ACCOUNT
                        (WMVT Small Cap Value Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT Small Cap Value Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC SmallCap Value Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                WMVT SMALL CAP                                       PVC SMALLCAP VALUE ACCOUNT
                  VALUE FUND                                              (Acquiring Fund)
               (Acquired Fund)
BUSINESS:     A separate       A separate series of PVC.
               series of WMVT.
NET ASSETS AS  $34,818,000      $149,570,176
OF 6/30/2006:
INVESTMENT     WMA              PMC
ADVISOR:
SUB-ADVISOR:  None             The Sub-Advisors are:
                                --J.P. Morgan Investment Management Inc. ("Morgan"); and
                                --Mellon Equity Associates, LLP ("Mellon Equity")
PORTFOLIO      See "Management
MANAGERS:     of the Funds."
INVESTMENT     The Acquired     The Acquiring Fund seeks long-term growth of capital.
OBJECTIVES:   Fund seeks to
               provide long-
               term capital
               appreciation.
PRINCIPAL      The Acquired     Under normal market conditions, the Acquiring Fund invests at least 80% of its assets in common
INVESTMENT     Fund normally    stocks of companies with small market capitalizations (those with market capitalizations similar to
STRATEGIES:   invests at least companies in the Russell 2000 Value Index) (as of June 30, 2006, this range was between $83 million
               80% of its net   and $2.3 billion) at the time of purchase. Emphasis is given to those companies that exhibit value assets (plus any characteristics. Value securities generally have above average dividend yield and below average
               borrowings for   price to earnings (P/E) ratios. Up to 25% of the fund's assets may be invested in foreign
               investment       securities.
               purposes) in
               common stock of  Morgan uses quantitative and fundamental research, systematic stock valuation and a disciplined
               companies with   portfolio construction process. It seeks to enhance returns and reduce the volatility in the value
               market           of the fund relative to that of the U.S. small company value universe, represented by the Russell capitalizations  2000 Value Index. Morgan continuously screens the small company universe to identify for further
               in the range     analysis those companies that exhibit favorable factor rankings. Such factors include various
               represented by   valuation and momentum measures. Morgan ranks these companies within economic sectors according to companies in the their relative attractiveness. Morgan then selects for purchase the companies it feels to be most
               Russell 2000     attractive within each economic sector.
               Index (as of
               June 30, 2006,   Under normal market conditions, the portion of the fund sub-advised by Morgan will have sector
               this range was   weightings comparable to that of the U.S. small company value universe though it may under or over-
               between $83.0    weight selected economic sectors. In addition, as a company moves out of the market capitalization million and $2.3 range of the small company universe, it generally becomes a candidate for sale.
               billion) at the
               time of          Morgan may also purchase securities issued as part of, or a short period after, companies' initial
               purchase.        public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

               In selecting     In selecting investments for the fund, Mellon Equity uses a disciplined investment process that investments for  combines fundamental analysis and risk management with a multi-factor model that searches for
               the fund, WMA    undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits
               uses a value     and prospective earnings growth. The stock evaluation process uses several different
               approach that    characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in
               focuses on       an attempt to identify value among individual stocks.
               securities of
               companies that   Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-
               WMA believes are company basis. To ensure ample diversification, the portion of the fund's assets managed by Mellon
               trading at a     Equity is allocated among industries and economic sectors in similar proportions to those of the
               meaningful       Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities
               discount from    that may be realized quickly during periods of above-average market volatility. By maintaining such the value of the a diversified stance, stock selection drives performance.
               companies'
               assets and       Since the fund has a long-term investment perspective, Mellon Equity does not intend to respond to
               ongoing          short-term market fluctuations or to acquire securities for the purpose of short-term trading.
               operations.  WMA
               generally uses a PMC may, from time-to-time, reallocate fund assets among the sub-advisors. The decision to do so may
               long-term        be based on a variety of factors, including but not limited to:the investment capacity of each sub-
               investment       advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment
               approach and     performance, investment strategies, changes in each sub-advisor's firm or investment professionals,
               will sell a      or changes in the number of sub-advisors. Ordinarily, reallocations of fund assets among sub-
               security when it advisors will occur as a sub-advisor liquidates assets in the normal course of portfolio management
               believes that    and with net new cash flows; however, at times reallocations may occur by transferring assets in
               the full value   cash or in kind among sub-advisors.
               of the business
               entity is
               reflected in the
               security's
               price. The fund
               will not
               necessarily
               dispose of a
               security merely
               because its
               issuer's market
               capitalization
               is no longer in
               the range
               represented by
               the Russell 2000
               Index.

               The fund may
               also invest:
               --in convertible
               bonds,
               convertible
               preferred stock
               and warrants to
               purchase common
               stock;
               --up to 25% of
               its assets in
               securities of
               foreign issuers,
               provided no more
               than 5% of its
               assets is
               invested in
               securities of
               issuers located
               in developing or
               emerging
               markets; and
               --up to 20% of
               its assets in
               below investment
               grade fixed-
               income
               securities
               (sometimes
               called "junk
               bonds") if WMA
               believes that
               doing so will be
               consistent with
               the investment
               objective of
               capital
               appreciation.









PORTFOLIO      The fund's       The fund's portfolio turnover rates were:
TURNOVER       portfolio        --49% for the six months ended 6/30/06 (unaudited) (annualized);
RATES:        turnover rates   --45% for the fiscal year ended 12/31/05; and
               were:           --38% for the fiscal year ended 12/31/04.
               --17% for the
               six months ended
               6/30/06
               (unaudited);
               --59% for the
               fiscal year
               ended 12/31/05;
               and
               --50% for the
               fiscal year
               ended 12/31/04.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
               Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      The Acquired and Acquiring Funds are both small-cap equity funds that seek long term growth or appreciation of capital, have a value approach to investing and may invest in foreign securities. However, the funds differ in that the Acquiring Fund employs a multi-manager approach and the Acquired Fund, but not the Acquiring Fund, is limited to investing no more than 5% of its assets in emerging markets, and the Acquired Fund may invest significantly in high yield securities.

      Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities in which the respective funds may invest is contained in the WMVT SAI and the Statement of Additional Information.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Because the Acquired and Acquiring Funds have some different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:

Risks applicable to both Funds:
--Equity Securities Risk            --Exchange Rate Risk         --Derivatives Risk
--Market Segment (Small Cap) Risk   --Value Stock Risk           --Fund-of-Funds Risk
--Foreign Securities Risk           --Small Company Risk         --Emerging Market Risk
Risks applicable to Acquired Fund:
--Fixed-Income Securities Risk      --High Yield Securities Risk --Real Estate Securities Risk

Risks applicable to Acquiring Fund:
--Initial Public Offerings (IPOs) Risk

      Because the Acquiring Fund may invest a greater percentage of its assets (25%) than the Acquired Fund (5%) in companies in emerging markets, it has potentially greater exposure to emerging market risk.

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Class 1 shares, and the pro forma expense ratios of the Class 2 shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended December 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES

                                                                              TOTAL FUND OPERATING    FEE WAIVER AND/OR     NET
                                                 MANAGEMENT 12B-1  OTHER            EXPENSES               EXPENSE       EXPENSES
                                                    FEES    FEES  EXPENSES                              REIMBURSEMENT
(A) WMVT SMALL CAP VALUE FUND             Class    0.85%     --    0.12%             0.97%                    --           0.97%
                                          1
(Acquired Fund)                           Class    0.85%    0.25%  0.12%             1.22%                    --           1.22%
                                          2

(B) PVC SMALLCAP VALUE                    Class    1.09%     --    0.04%             1.13%                    --           1.13%
                                          1
ACCOUNT (Acquiring Fund)(1)               Class    1.09%    0.25%  0.04%             1.38%                  0.12%          1.26%
                                          2

(C) PVC SMALLCAP VALUE                    Class    1.08%     --    0.02%             1.10%                  0.09%          1.01%
                                          1
ACCOUNT (Acquiring Fund) (Pro forma       Class    1.08%    0.25%  0.02%             1.35%                  0.09%          1.26%
assuming                                  2
Combination) (2)

__________________
(1) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending April 29, 2008. The expense limits will maintain for Class 2 shares a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.26%.
(2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending April 29, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 1.01%; and Class 2 - 1.26%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT SMALL CAP VALUE FUND        Class 1  $99    $309    $536    $1,109
 (Acquired Fund)                  Class 2  $124   $387    $670    $1,477

 PVC SMALLCAP VALUE ACCOUNT       Class 1  $115   $359    $622    $1,375
 (Acquiring Fund)                 Class 2  $128   $408    $728    $1,632

 PVC SMALLCAP VALUE ACCOUNT       Class 1  $103   $328    $585    $1,321
 (Acquiring Fund)                 Class 2  $128   $406    $719    $1,605
 (Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:

      WMVT SMALL CAP VALUE FUND            PVC SMALLCAP VALUE ACCOUNT
           (Acquired Fund)                      (Acquiring Fund)

  0.85% of the first $500 million;      1.10% of the first $100 million;
 0.75% of the next $2.5 billion; and     1.05% of the next $100 million;
 0.70% of the excess over $3 billion     1.00% of the next $100 million;
    of average daily net assets.       0.95% of the next $100 million; and
                                      0.90% of the excess over $400 million
                                          of average daily net assets.

      WMA directly manages the assets of the Acquired Fund. Morgan and Mellon Equity are co-sub-advisors to and manage the assets of the Acquiring Fund. For their services, each of Morgan and Mellon Equity is paid a sub-advisory fee by PMC and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual returns of the Class 1 and Class 2 shares of the Acquired Fund and of the Class 1 and Class 2 shares of the Acquiring Fund. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional performance information for the Acquiring Fund is included in Appendix E to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                          PAST             PAST             SINCE           INCEPTION
                                                         1 YEAR          5 YEARS          INCEPTION           DATE
WMVT SMALL CAP VALUE FUND (Acquired Fund)
--Class 1                                                 4.97%            N/A             16.35%            5/3/04
--Class 2                                                  N/A             N/A              1.14%            7/1/05

PVC SMALLCAP VALUE ACCOUNT (Acquiring Fund)
--Class 1                                                 6.22%           13.78%           12.31%            5/1/98
--Class 2 (1)                                             6.07%           13.69%           12.25%
________________
(1) Class 2 shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class 1 shares of the Acquiring Fund adjusted to reflect the higher fees and expenses of the Class 2 shares.  The adjustments result in lower performance than the historical performance of the Class 1 shares of the
Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--Morgan and Mellon Equity, as the co-sub-advisors to the Acquiring Fund, may be expected to provide at least the same level and quality of investment advisory services as WMA has provided to the Acquired Fund as its advisor;

--The Acquiring Fund has a higher investment management fee rate than the Acquired Fund; but PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through April 29, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006; and

-- The Acquiring Fund out performed the Acquired Fund for the one-year period ended December 31, 2005, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination.

                                  PROPOSAL 16

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                     OF THE WMVT STRATEGIC GROWTH PORTFOLIO
                    INTO THE PVC STRATEGIC GROWTH PORTFOLIO
                     (WMVT Strategic Growth Portfolio Only)

                                    OVERVIEW

      Shareholders of the WMVT Strategic Growth Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Strategic Growth Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                         WMVT STRATEGIC GROWTH PORTFOLIO                            PVC STRATEGIC GROWTH PORTFOLIO
                                 (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                          A separate series of PVC.

NET ASSETS AS  $198,239,000                                        None*
OF 6/30/2006:                                                     * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                                 PMC
ADVISOR:

SUB-ADVISOR:  None                                                WMA

PORTFOLIO      The WMA portfolio managers for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide long-term capital appreciation.
OBJECTIVES:

PRINCIPAL      Both funds operate as funds of funds and invest principally in underlying equity and fixed-income (including money
INVESTMENT     market) funds.  The funds invest in their respective, corresponding underlying funds.
STRATEGIES:
               Both funds generally invest at least 75% of their net assets in underlying equity funds.

               Each of the funds may invest up to 25% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               Short Term Income Fund                                          Short-Term Income Account
               Money Market Fund                                                 Money Market Account
               WM High Yield Fund                                               PIF High Yield Fund II;
               (a series of WM Trust I)                                            (a series of PIF)

               and, subject to the limits in the prior paragraph:

               each of the funds may invest up to 50% of its assets in each of the following of its underlying funds:

               For the WMVT Acquired Fund:                              For the PVC Acquiring Fund:
               REIT Fund                                                               Real Estate Securities Account
               Equity Income Fund                                                Equity Income Account I
               Growth & Income Fund                                          LargeCap Blend Account
               West Coast Equity Fund                                         West Coast Equity Account
               Mid Cap Stock Fund                                                MidCap Stock Account
               Growth Fund                                                            Growth Account
               Small Cap Value Fund                                             SmallCap Value Account
               Small Cap Growth Fund                                          SmallCap Growth Account
               International Growth Funds                                     Diversified International Account

               The percentages above reflect the extent to which the Funds will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the Funds' investments in those market segments and their corresponding risks.  However, the Funds may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each Fund will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

               Both Funds may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.

HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a security, asset or market index) such as futures, options, future contracts, options on future
TRANSACTIONS: contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the Funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."

TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either Fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the Funds, the following risks:

 --Equity Securities Risk --Real Estate Securities Risk --Exchange Rate Risk --Foreign Securities Risk --Derivatives Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                TOTAL FUND OPERATING EXPENSES
                                                           MANAGEMENT     12B-1      OTHER
                                                              FEES        FEES      EXPENSES
WMVT STRATEGIC GROWTH PORTFOLIO              Class 1         0.10%         --        0.21%                  0.31%
(Acquired Fund) (1)                          Class 2         0.10%        0.25%      0.21%                  0.56%

PVC STRATEGIC GROWTH PORTFOLIO (1)(2)(3)     Class 1         0.25%         --        0.01%                  0.26%
(Acquiring Fund) (Estimated)                 Class 2         0.25%        0.25%      0.01%                  0.51%
__________
(1) Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly. See
"Estimated Aggregate Fund Expenses" below.
(2)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(3)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 - 0.30%; and Class 2 - 0.55%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT STRATEGIC GROWTH PORTFOLIO Class 1  $32    $100    $174     $393
 (Acquired Fund)                 Class 2  $57    $179    $313     $701

 PVC STRATEGIC GROWTH PORTFOLIO  Class 1  $27     $84    $146     $331
 (Acquiring Fund) (Estimated)    Class 2  $52    $164    $285    $640-



ESTIMATED AGGREGATE FUND EXPENSES

      Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the underlying funds for the fiscal year ended December 31, 2005, and, for the Acquiring Fund, the estimated expenses of the underlying funds for the fiscal year ending December 31, 2007. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at December 31, 2005.

                  AGGREGATE FUND AND UNDERLYING FUND EXPENSES

             WMVT STRATEGIC GROWTH PORTFOLIO                                          PVC STRATEGIC GROWTH PORTFOLIO*
                     (Acquired Fund)                                                         (Acquiring Fund)
CLASS                    AGGREGATE EXPENSES                              CLASS                   AGGREGATE EXPENSES
Class 1                                1.10%                             Class 1                               0.98%
Class 2                                1.35%                             Class 2                               1.23%
______________
*  As described in the proposals relating to the underlying funds, PMC has contractually agreed to limit each underlying Acquiring
Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008 (April 29, 2008 in the case of the SmallCap Value Account).

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE:The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.

                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT STRATEGIC GROWTH PORTFOLIO Class 1  $112   $350    $606    $1,340
 (Acquired Fund)                 Class 2  $137   $428    $739    $1,624

 PVC STRATEGIC GROWTH PORTFOLIO  Class 1  $100   $312    $542    $1,201
 (Acquiring Fund) (Estimated)    Class 2  $125   $390    $676    $1,489


As of December 31, 2005, the Acquired Fund's assets were allocated among the underlying WMVT and affiliated funds as follows:

 REIT Fund              4.2%  Small Cap Growth Fund           3.0%
 Equity Income Fund     15.7% International Growth Fund       10.2%
 Growth & Income Fund   20.0% Short Term Income Fund          0.0%
 West Coast Equity Fund 8.9%  U.S. Government Securities Fund 0.0%
 Mid Cap Stock Fund     9.0%  Income Fund                     0.0%
 Growth Fund            21.2% WM High Yield Fund *            4.4%
 Small Cap Value Fund   3.4%
 ______________
 * A series of WM Trust I.

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated for the Acquired Fund, as a percentage of the fund's average daily net assets, and for the Acquiring Fund, as a percentage of the aggregate net assets of the five SAM Portfolios, pursuant to the following fee schedules:

            WMVT STRATEGIC GROWTH PORTFOLIO                                              PVC STRATEGIC GROWTH PORTFOLIO
                    (Acquired Fund)                                                             (Acquiring Fund)
          0.100% of the first $1 billion; and                                          0.25% of the first $1 billion, and
          0.075% of the excess over $1 billion                                        0.20% of the excess over $1 billion
              of average daily net assets.                                                  of aggregate net assets.
_______________
*  WMA provides the Acquired Fund with investment advisory services pursuant to one agreement for the fee set forth in the table and with certain administrative services pursuant to a second agreement for the following fee: 0.150% of the first $ 1 billion, and 0.125% of the excess over $1 billion, of average daily net assets.  PMC will provide both kinds of services under one agreement for the fee set forth in the table.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                        PAST               PAST               SINCE              INCEPTION
                                                       1 YEAR            5 YEARS            INCEPTION               DATE
WMVT STRATEGIC GROWTH PORTFOLIO  (1)
(Acquired Fund)
--Class 1                                              7.71%              3.80%               10.29%               6/3/97
--Class 2                                              7.47%               N/A                7.49%               11/6/01
_____________
(1)  The Acquired Fund's performance between 1997 and 1999 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquiring Fund has the same aggregate fee rate for investment advisory and administrative services as, and is expected to have lower overall expense ratios than, the Acquired Fund; and

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 17

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                  OF THE WMVT U.S. GOVERNMENT SECURITIES FUND
                    INTO THE PVC MORTGAGE SECURITIES ACCOUNT
                  (WMVT U.S. Government Securities Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT U.S. Government Securities Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC Mortgage Securities Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                        WMVT U.S. GOVERNMENT SECURITIES FUND                         PVC MORTGAGE SECURITIES ACCOUNT
                                  (Acquired Fund)                                           (Acquiring Fund)

BUSINESS:     A separate series of WMVT.                             A separate series of PVC.

NET ASSETS AS  $275,710,000                                           None*
OF 6/30/2006:                                                        * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT     WMA                                                    PMC
ADVISOR:

SUB-ADVISOR:  None                                                   WMA

PORTFOLIO      The WMA portfolio manager for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT     Both funds seek to provide a high level of current income consistent with safety and liquidity.
OBJECTIVES:
PRINCIPAL      Both funds invest primarily in a selection of obligations of the U.S. Government and its agencies. The funds may
INVESTMENT     also invest in collaterized mortgage obligations, other --Real Estate Securities Risk, repurchase agreements and
STRATEGIES:   dollar rolls.

               Both funds invest without limit in obligations of U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government, but only by the right to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as Federal National Mortgage
               Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")).

               The funds may not invest less than 80% of their net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by  the U.S. Government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations.

               Each fund may:
               --borrow up to 30% of its total net assets for emergency, non-investment purposes;
               --invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. Government securities;
               and
               --borrow money or enter into repurchase agreements or dollar roll transactions in the aggregate no more than 33 1/3%
               of its total net assets.
HEDGING AND    Both funds are authorized to use derivative instruments (financial arrangements the value of which is based on, or
STRATEGIC      derived from, a traditional security, asset or market index) such as exchange-listed and over-the-counter options,
TRANSACTIONS: equity and fixed-income indices, financial futures contracts and options on futures contracts, and enter into swaps, caps, floors or collars, credit default swaps, currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures to hedge against various market risks, to manage the effective maturity or duration of fixed-income securities and for other strategic purposes.
FUNDAMENTAL    Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval
INVESTMENT     of the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS: securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also
               "Comparative Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY      For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE      cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C hereto.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:

 --U.S. Government Securities Risk --Prepayment Risk --Derivatives Risk
 --U.S. Government Sponsored                         --Fund-of-Funds Risk
    Securities Risk

      All of the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.



                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                TOTAL FUND OPERATING EXPENSES
                                                          MANAGEMENT     12B-1      OTHER
                                                             FEES        FEES      EXPENSES
WMVT U.S. GOVERNMENT SECURITIES FUND        Class 1         0.50%         --        0.04%                   0.54%
(Acquired Fund)                             Class 2         0.50%        0.25%      0.04%                   0.79%

PVC MORTGAGE SECURITIES ACCOUNT (1)(2)      Class 1         0.50%         --        0.01%                   0.51%
(Acquiring Fund) (Estimated)                Class 2         0.50%        0.25%      0.01%                   0.76%
__________
(1)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.54%; and Class 2 -  0.79%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT U.S. GOVERNMENT SECURITIES FUND Class 1  $55    $173    $302     $677
 (Acquired Fund)                      Class 2  $81    $252    $439     $978

 PVC MORTGAGE SECURITIES ACCOUNT      Class 1  $52    $164    $285     $640
 (Acquiring Fund) (Estimated)         Class 2  $78    $243    $422     $942


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

 WMVT U.S. GOVERNMENT SECURITIES FUND    PVC MORTGAGE SECURITIES ACCOUNT
           (Acquired Fund)                      (Acquiring Fund)

  0.50% of the first $2 billion; and   0.50% of the first $2 billion; and
 0.45% of the excess over $2 billion   0.45% of the excess over $2 billion
     of average daily net assets.         of average daily net assets.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                                  PAST         PAST       PAST 10        SINCE        INCEPTION
                                                                 1 YEAR      5 YEARS       YEARS       INCEPTION         DATE
WMVT U.S. GOVERNMENT SECURITIES FUND (Acquired Fund) (1)
--Class 1                                                         2.27%       4.93%        5.47%         5.44%          5/6/93
--Class 2                                                         2.02%        N/A          N/A          3.47%         11/6/01
_____________
(1)  The Acquired Fund's performance in 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.
On March 1, 2004, the investment policies of the Acquired Fund were modified. As a result, the fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquired and Acquiring Funds have the same investment management fee rates but the Acquiring Fund is expected to have lower overall expense ratios; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006;

--The Combination will result in a combined fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                  PROPOSAL 18

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                       OF THE WMVT WEST COAST EQUITY FUND
                     INTO THE PVC WEST COAST EQUITY ACCOUNT
                       (WMVT West Coast Equity Fund Only)

                                    OVERVIEW

      Shareholders of the WMVT West Coast Equity Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PVC West Coast Equity Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

      The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

                         WMVT WEST COAST EQUITY FUND                                PVC WEST COAST EQUITY ACCOUNT
                               (Acquired Fund)                                            (Acquiring Fund)

BUSINESS:    A separate series of WMVT.                         A separate series of PVC.

NET ASSETS AS $156,448,000                                       None*
OF 6/30/2006:                                                   * The Acquiring Fund is a New Acquiring Fund.

INVESTMENT    WMA                                                PMC
ADVISOR:

SUB-ADVISOR: None                                               WMA

PORTFOLIO     The WMA portfolio manager for the Acquired Fund will also manage the Acquiring Fund. See "Management of the Funds."
MANAGERS:
INVESTMENT    Both funds seek to provide long-term growth of capital.
OBJECTIVES:
PRINCIPAL     Both funds invest primarily in common stocks of companies located or doing business in Alaska, California, Oregon, and
INVESTMENT    Washington.
STRATEGIES:
              Under normal circumstances, at least 80% of each fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WMA defines West Coast companies to include those with:
              (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington;
              (ii) over 50% of their work force employed in the region, or
              (iii) over 50% of their sales within the region.

              In selecting investments for the fund, WMA looks for equity securities that it believes are undervalued, yet well-
              managed, with excellent long-term growth possibilities.

              Each of the funds may invest up to 20% of its assets in REIT securities and up to 20% in below investment grade fixed-
              income securities (sometimes called "junk bonds").

              While no individual fund is intended as a complete investment program, this is particularly true of these funds which could be adversely impacted by economic trends within this four state area.

FUNDAMENTAL   Each of the funds is subject to "fundamental" investment restrictions which may not be changed without the approval of
INVESTMENT    the shareholders of the fund.   These fundamental restrictions deal with such matters as the issuance of senior
RESTRICTIONS:securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/ Prospectus.  See also "Comparative
              Information About the WMVT Funds and PVC Funds - Fundamental Investment Restrictions."
TEMPORARY     For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and
DEFENSIVE     cash equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.
INVESTING:

      As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WMVT SAI and the Statement of Additional Information.

      For an explanation of debt security ratings, see Appendix C.

      The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PVC Board of Directors, in each case without shareholder approval.

                   COMPARISON OF PRINCIPAL INVESTMENT RISKS

      In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:

--Equity Securities Risk        --Foreign Securities Risk --Small Company Risk
--Geographic Concentration Risk --Exchange Rate Risk      --Fund-of-Funds Risk
--Real Estate Securities Risk   --Derivatives Risk        --High Yield Securities Risk

      All the above-named risks are described below under "Risks of Investing in the Funds."

      Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WMVT Prospectus and the WMVT SAI.

                         FEES AND EXPENSES OF THE FUNDS

      The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The expense ratios and examples below do not reflect fees and expenses of any variable contract that may use WMVT or PVC as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher. For additional information about the fees and expenses of the Acquired Fund, see the WMVT Prospectus.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

      The following table shows:(a) the ratios of expenses to average net assets of the Class 1 and Class 2 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the estimated expense ratios of the Class 1 and Class 2 shares of the Acquiring Fund for the fiscal year ending December 31, 2007. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                TOTAL FUND OPERATING EXPENSES
                                                         MANAGEMENT      12B-1      OTHER
                                                            FEES         FEES      EXPENSES
WMVT WEST COAST EQUITY FUND               Class 1           0.63%         --        0.05%                   0.68%
(Acquired Fund)                           Class 2           0.63%        0.25%      0.05%                   0.93%

PVC WEST COAST EQUITY ACCOUNT (1)(2)      Class 1           0.63%         --        0.02%                   0.65%
(Acquiring Fund) (Estimated)              Class 2           0.63%        0.25%      0.02%                   0.90%
__________
(1)  The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending December
31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the
Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different  from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.
(2)  PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008.  The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the six-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund:Class 1 -  0.68%; and Class 2 -  0.93%.

EXAMPLES: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that
your investment has a 5% return each year.   THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS

 WMVT WEST COAST EQUITY FUND   Class 1  $69    $218    $379     $847
 (Acquired Fund)               Class 2  $95    $296    $515    $1,143

 PVC WEST COAST EQUITY ACCOUNT Class 1  $66    $208    $362     $810
 (Acquiring Fund) (Estimated)  Class 2  $92    $287    $498    $1,108


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

      The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:

      WMVT WEST COAST EQUITY FUND            PVC WEST COAST EQUITY ACCOUNT
            (Acquired Fund)                         (Acquiring Fund)

 0.625% of the first $500 million; and   0.625% of the first $500 million; and
 0.500% of the excess over $500 million  0.500% of the excess over $500 million
      of average daily net assets.            of average daily net assets.

      WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the fund. For information regarding fund advisors or sub-advisors, as applicable, and portfolio managers, see "Management of the Funds."

                                  PERFORMANCE

      The following table shows, for the indicated periods ended December 31, 2005, the average annual return of the Class 1 and Class 2 shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class 1 and Class 2 shares of the Acquired Fund as the historical performance of, respectively, the Class 1 and Class 2 share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

      Additional performance information for the Acquired Fund is included in the WMVT Prospectus.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005

                                                           PAST           PAST         PAST 10         SINCE         INCEPTION
                                                          1 YEAR        5 YEARS         YEARS        INCEPTION         DATE
WMVT WEST COAST EQUITY FUND (Acquired Fund) (1)
--Class 1                                                  8.57%         7.81%           N/A          11.94%          4/28/98
--Class 2                                                  8.30%          N/A            N/A           9.39%          11/6/01
______________
(1)  The Acquired Fund's performance in 1998 benefited from the agreement of WMA and its affiliates to limit the fund's expenses.


                     BOARD CONSIDERATION OF THE COMBINATION

      The Board of Trustees of WMVT unanimously recommends the proposed Combination as being in the best interests of the Acquired Fund and its shareholders (including Contract Owners). Various general factors considered by the Board in approving the Reorganization are described below under "Information About the Reorganization - Board Consideration of the Reorganization."

      Particular factors considered by the Board in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others and in no particular order of priority, the following:

--The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

--The differences between the fundamental investment restrictions of the two funds reflect the elimination with respect to the Acquiring Fund of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

--WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

--The Acquired and Acquiring Funds have the same investment management fee rates but the Acquiring Fund is expected to have lower overall expense ratios; and PMC has agreed to cap the expenses of the Class 1 and Class 2 shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the six-month period ended June 30, 2006; and

--The Combination will result in a combined Fund which, as part of PVC and with the benefit of enhanced distribution after the Reorganization, may be expected to have improved prospects for growth, efficient management and attendant reductions in overall expenses.

                        RISKS OF INVESTING IN THE FUNDS

      The principal risks of investing in the Acquired Funds and the Acquiring Funds are stated above as to each Fund in the Proposal relating to the Combination involving that fund. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, market risk and management risk - apply to all the Acquired and Acquiring Funds. The remaining risks apply to certain of the Acquired and Acquiring Funds as described in Proposals 1 through 18 of this Proxy Statement/Prospectus.

      The risks of investing in the Acquiring Funds are further described in Appendix L hereto and the Statement of Additional Information. The risks of investing in the Acquired Funds are more fully described in the WMVT Prospectus and the WMVT SAI.

RISKS COMMON TO ALL THE ACQUIRED AND ACQUIRING FUNDS

CREDIT AND COUNTERPARTY RISK

Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK

The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

MANAGEMENT RISK

Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund 's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACQUIRED AND ACQUIRING FUNDS

ACTIVE TRADING RISK

A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

DERIVATIVES RISK

Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EMERGING MARKET RISK

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include:high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EURODOLLAR AND YANKEE OBLIGATIONS RISK

Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK

Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK

Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

              Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

             Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

FOREIGN SECURITIES RISK

Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

FUND-OF-FUNDS RISK

The WMVT SAM Portfolios, which are Acquired Funds, and their corresponding PVC Acquiring Funds (and certain other PVC Funds) operate as funds of funds and invest principally in, respectively, underlying Acquired Funds and underlying Acquiring (and other PVC) Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund-of-funds owns a significant portion of an underlying fund. These transactions may also increase transaction costs. In addition, when a fund-of-funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

WMA is the advisor to the WMVT SAM Portfolios and will also manage the assets of their corresponding PVC SAM Portfolios, which are Acquiring Funds, as sub-advisor. WMA is committed to minimizing the potential impact of fund-of-funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. To the extent WMA manages, as advisor or sub-advisor, both a fund of funds and certain of its underlying funds, WMA may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying WMVT and WM Funds owned by the WMVT SAM Portfolios as of December 31, 2005. The corresponding PVC SAM Portfolios are New Acquiring Funds that will commence operations at the time of the Reorganization.

WMVT SAM PORTFOLIOS
                                Flexible Income Conservative Balanced          Conservative Strategic
Underlying Funds                                                      Balanced    Growth     Growth

REIT Fund                            1.1%               2.1%            3.4%       4.2%       4.2%
Equity Income Fund                   4.3%               8.7%           11.6%      15.1%       15.7%
Growth & Income Fund                 6.4%               9.1%           13.8%      17.9%       20.0%
West Coast Equity Fund               1.2%               3.7%            5.8%       7.7%       8.9%
Mid Cap Stock Fund                   3.0%               3.4%            5.8%       7.1%       9.0%
Growth Fund                          6.5%               9.4%           14.9%      18.6%       21.2%
Small Cap Value Fund                 1.2%               1.5%            2.4%       3.2%       3.4%
Small Cap Growth Fund                1.0%               1.1%            1.9%       2.6%       3.0%
International Growth Fund            0.0%               4.7%            6.4%       9.0%       10.2%
Short Term Income Fund               11.8%              5.7%            1.1%       0.0%       0.0%
U.S. Government Securities Fund      31.9%              26.8%          17.4%       7.7%       0.0%
Income Fund                          24.8%              18.0%          10.9%       4.0%       0.0%
WM High Yield Fund*                  6.8%               5.8%            4.7%       2.9%       4.4%

____________
* A series of WM Trust I.

GEOGRAPHIC CONCENTRATION RISK

Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK

Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK

Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK

Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK

Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

-- Mid Cap: A fund's strategy of investing in mid-cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

--Large Cap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

--Small Cap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MEDIUM COMPANY RISK

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

NON-DIVERSIFICATION RISK

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK

Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK

Mortgage-backed and asset-backed securities are subject to prepayment risk.
When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK

Real estate investments trusts (REITs) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
--may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
--may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
--are subject to cash flow dependency and defaults by borrowers; and --could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

SECTOR RISK

When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

SMALL COMPANY RISK

Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

U.S. GOVERNMENT SECURITIES RISK

U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK

A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK

A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.


                            MANAGEMENT OF THE FUNDS

      Set forth below is information about the investment advisors and, as applicable, sub-advisors to the Acquired and Acquiring Funds as well as the portfolio managers who manage the investment and reinvestment of the assets of the funds. The Statement of Additional Information provides, with respect to the Acquiring Funds, and the WMVT SAI provides, with respect to the Acquired Funds, additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of portfolio and fund shares.

CAPITAL GUARDIAN TRUST COMPANY ("CGTC")
--Sub-Advisor:WMVT International Growth Fund

      CGTC, 333 South Hope Street, Los Angeles, California 90071, is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGTC had aggregate assets under management of approximately $157.3 billion as of December 31, 2005.

      CGTC has been sub-advisor for the WMVT International Growth Fund since June 1999. There are two separate investment management teams of CGTC, the "non-U.S. equity team" and the "emerging market equity team" (effective March 1, 2006), that share in the investment management of the fund.

      For the "non-U.S. equity team," CGTC employs a team of portfolio managers, each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: DAVID I. FISHER, ARTHUR
J. GROMADZKI, RICHARD N. HAVAS, NANCY J. KYLE, CHRISTOPHER A. REED, LIONEL M. SAUVAGE, NILLY SIKORSKY, RUDOLF M. STAEHELIN, SEUNG KWAK, and JOHN M. N. MANT.

--MR. FISHER is Chairman of the Board of Capital Group International, Inc. and CGTC as well as Vice Chairman of CI, Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1969.

--MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987.

--MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for CGTC and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc.

--MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President, Vice Chairman, and Director of CGTC. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Senior Vice President of Emerging Markets Growth Fund, Inc.

--MR. REED is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994.

--MR. SAUVAGE is a Senior Vice President and Portfolio Manager for CGTC and a Senior Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987.

--MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited, and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962.

--MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981.

--MR. KWAK is a Senior Vice President for Capital International K.K. (CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. He holds the Chartered Financial Analyst designation.

--MR. MANT is an Executive Vice President, a Director, and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited and has been with the organization since 1990.

      For the "emerging market equity team," CGTC's affiliate Capital International, Inc. ("CI") employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are:OSMAN Y. AKIMAN, CHRISTOPHER CHOE, DAVID I. FISHER, VICTOR D. KOHN, NANCY J. KYLE, LUIS FREITAS DE OLIVEIRA, and SHAW B. WAGENER. Note that MR. FISHER and MS. KYLE are also members of the "non-U.S. equity team" and their experience is noted above.

--MR. AKIMAN is Director of Capital International Research Inc. and Vice President of Capital International Ltd. with portfolio management responsibilities in Global Emerging Markets and Asia Pacific ex. Japan mandates and has been employed by the organization since 1994.

--MR. CHOE is Senior Vice President and portfolio manager of CI and has been employed by the organization since 1990.

--MR. KOHN, a member of the organization since 1986, is President of CI, a Senior Vice President, and a Director of Capital International Research, Inc., Chairman of CI's Emerging Markets Investment Committee, and an emerging markets equity portfolio manager. He is also an Executive Vice President of CI's Emerging Markets Growth Fund and he holds the Chartered Financial Analyst designation.

--MR. DE OLIVEIRA is Senior Vice President and Director of Capital International S.A. A member of the organization since 1994, he also serves on the board of several of Capital International's Luxembourg-based mutual funds.

--MR. WAGENER is Chairman of CI; a Senior Vice President and Director of Capital Group International, Inc. (CGII); and serves as a Director of CGTC, and The Capital Group Companies, Inc. (CGC). He is an emerging markets equity portfolio manager and the Vice Chairman of the Investment Committee for emerging markets. He also is on CI's Private Equity Investment Committee. Mr. Wagener joined the organization in 1981 and has also served as the head of equity trading for Capital Research and Management Company. He holds the Chartered Financial Analyst designation.


COLUMBUS CIRCLE INVESTORS ("CCI")
--Sub-Advisor:PVC Growth Account

      CCI is an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.


DELAWARE MANAGEMENT COMPANY ("Delaware")
--Co-Sub-Advisor:WMVT Small Cap Growth Fund

      Delaware, 2005 Market Street, Philadelphia, Pennsylvania 19103, acts as one of two sub-advisors to the WMVT Small Cap Growth Fund. Delaware is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of December 31, 2005, DMH and its subsidiaries had approximately $116.5 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries, and are subject to the ultimate control of Lincoln National Corporation.

      MARSHALL T. BASSETT has primary responsibility for making day-to-day investment decisions for the portion of the fund's portfolio that is managed by Delaware. When making decisions, Mr. Bassett regularly consults with STEVEN G. CATRICKS, BARRY S. GLADSTEIN, CHRISTOPHER M. HOLLAND, STEVEN T. LAMPE, MATTHEW TODOROW, RUDY D. TORRIJOS III, and LORI P. WACHS.

--MR. BASSETT assumed responsibility for the portion of the Small Cap Growth Fund's portfolio that is managed by Delaware in April 2005. Mr. Bassett, Senior Vice President/Chief Investment Officer -- Emerging Growth, joined Delaware Investments in 1997.

--MR. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks.

--MR. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995.

--MR. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company.

--MR. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995.

--MR. TODOROW, Vice President/Portfolio Manager, joined Delaware Investments in 2003. Prior to that, Mr. Todorow served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management.

--MR. TORRIJOS, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager.

--MS. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992.

EMERALD ADVISERS, INC ("Emerald")
--Sub-Advisor - PVC SmallCap Growth Account

      Emerald is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

--JOSEPH W. GARNER. Mr. Garner is Director of Emerald Research and a member of the Portfolio Management team. He is also co-manager of the Forward Emerald Growth Fund and the Forward Emerald Opportunities Fund. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

--KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.

      Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.

--STACEY L. SEARS. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


ESSEX INVESTMENT MANAGEMENT COMPANY, LLC ("Essex")
--Co-Sub-Advisor:PVC SmallCap Growth Account

Essex, 129 High Street, Boston, Massachusetts 02110, is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.

--NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


JANUS CAPITAL MANAGEMENT LLC ("Janus")
--Co-Sub-Advisor:WMVT Growth Fund

      Janus, 151 Detroit Street, Denver, Colorado 80206, acts as one of three sub-advisors to the WMVT Growth Fund. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2005, JCG's assets under management were approximately $148.5 billion.

--E. MARC PINTO, CFA, is primarily responsible for the day-to-day management of the portion of the WMVT Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large Cap Growth discipline.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("Morgan"),
Co-Sub-Advisor: PVC SmallCap Value Account

      Morgan, 522 Fifth Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

      The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

--CHRISTOPHER T. BLUM, CFA. Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

--DENNIS S. RUHL, CFA. Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

MELLON EQUITY ASSOCIATES, LLP ("Mellon Equity")
Co-Sub-Advisor: PVC SmallCap Value Account

      Mellon Equity, 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

--RONALD P. GALA, CFA. Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.

--PETER D. GOSLIN, CFA. Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

OBERWEIS ASSET MANAGEMENT, INC. ("Oberweis")
--Co-Sub-Advisor:WMVT Small Cap Growth Fund

      Oberweis, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, acts as one of two sub-advisors to the WMVT Small Cap Growth Fund. Oberweis is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $1.8 billion in assets under management.

--JAMES W. OBERWEIS, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the WMVT Small Cap Growth Fund's assets managed by Oberweis. He specializes exclusively in managing portfolios of high-growth small-cap companies. Mr. Oberweis has been Director since 2003, President since 2001, and a Portfolio Manager since 1995. Mr. Oberweis was Vice President from 1995 to 2001.

OPPENHEIMERFUNDS, INC. (Oppenheimer")
--Co-Sub-Advisor:WMVT Growth Fund

      Oppenheimer, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $200 billion in assets as of December 31, 2005, including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

--WILLIAM L. WILBY, CFA, and MARC BAYLIN, CFA, are the co-portfolio managers of the portion of the WMVT Growth Fund's portfolio managed by Oppenheimer and are principally responsible for the day-to-day management of that portion's investments. MR. WILBY has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer and Director of Equities of Oppenheimer since July 2004. Mr. Wilby was Director of International Global Equities of Oppenheimer from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation from May 1999 through November 2001. MR. BAYLIN is a Vice President of Oppenheimer and a member of the Growth Equity Investment Team. He was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Messrs. Wilby and Baylin are portfolio managers of other Oppenheimer funds.

PRINCIPAL GLOBAL INVESTORS, LLC ("Principal")
--Sub-Advisor

 PVC Accounts                      Portfolio Managers
 Diversified International Account Paul H. Blankenhagen
                                   Juliet Cohn
                                   Christopher Ibach
 Money Market Account              Tracy Reeg
                                   Alice Robertson

      Principal is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of PMC. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

      The day-to-day portfolio management for the Accounts listed above is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

--PAUL H. BLANKENHAGEN, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

--JULIET COHN. Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.

--CHRISTOPHER IBACH, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

--TRACY REEG. Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

--ALICE ROBERTSON. Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

PRINCIPAL REAL ESTATE INVESTORS, LLC ("Principal - REI")
Sub-Advisor: PVC Real Estate Securities Account

      Principal-REI, an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

--KELLY D. RUSH, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal. He has been managing real estate stock portfolios since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

SALOMON BROTHERS ASSET MANAGEMENT INC. ("SaBAM")
--Co-Sub-Advisor: WMVT Growth Fund

      SaBAM, 399 Park Avenue, New York, New York 10022, is a wholly owned subsidiary of Legg Mason, Inc. and acts as one of three sub-advisors to the WMVT Growth Fund. SaBAM was established in 1987, and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SaBAM had approximately $88.6 billion in assets under management. In August 2006 the WMVT board of trustees received a letter from SaBAM asking that the sub-advisory agreement between SaBAM and the Growth Fund be transferred to CAM North America, LLC (to be renamed Clear Bridge Advisors, LLC) before December 1, 2006. The request to transfer the sub-advisory agreement was made in connection with an internal reorganization of Legg Mason, Inc. resulting from Legg Mason Inc.'s acquisition of Citigroup Inc.'s worldwide asset management business. This letter stated that the portfolio managers performing the day to day management of the Growth Fund will not change as a result of the transfer.

--ALAN BLAKE, CFA, Managing Director and Senior Portfolio Manager of SaBAM, is primarily responsible for the day-to-day management of the portion of the fund's portfolio managed by SaBAM since March 2005. Mr. Blake has more than 24 years of securities business experience. Mr. Blake has been employed by SaBAM since August 1991.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price")
--Sub-Advisor: PVC LargeCap Blend Account

T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

--WILLIAM J. STROMBERG, CFA. Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.

--RICHARD T. WHITNEY, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS Global AM")
Sub-Advisor: PVC SmallCap Growth Account

      UBS Global AM, a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

      The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

--PAUL A. GRAHAM, JR., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

--DAVID N. WABNIK. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.

WM ADVISORS, INC. ("WMA")

      WMA is the investment advisor to all the WMVT Funds. WMA directly manages the Acquired Funds listed below. Following the Reorganization, WMA will manage as sub-advisor, with the same portfolio manager(s), the corresponding Acquiring Funds listed below.

WMVT Acquired Fund                 Portfolio Manager(s)    PVC Acquiring Fund
Balanced Portfolio                 Randall L. Yoakum       Balanced Portfolio
                                   Michael D. Meighan
Conservative Balanced Portfolio    Randall L. Yoakum       Conservative Balanced Portfolio
                                   Michael D. Meighan
Conservative Growth Portfolio      Randall L. Yoakum       Conservative Growth Portfolio
                                   Michael D. Meighan
Equity Income Fund                 Joseph T. Suty          Equity Income Account I
Flexible Income Portfolio          Randall L. Yoakum       Flexible Income Portfolio
                                   Michael D. Meighan
Growth & Income Fund*              Stephen Q. Spencer      *
Income Fund                        Gary J. Pokrzywinski    Income Account
                                   John R. Friedl
Mid Cap Stock Fund                 Daniel R. Coleman       MidCap Stock Account
Money Market Fund*                 Scott J. Peterson       *
REIT Fund                          David W. Simpson        Real Estate Securities Account
Short Term Income Fund             Craig V. Sosey          Short-Term Income Account
Small Cap Value Fund*              David W. Simpson        *
Strategic Growth Portfolio         Randall L. Yoakum       Strategic Growth Portfolio
                                   Michael D. Meighan
U.S. Government Securities Fund    Craig V. Sosey          Mortgage Securities Account
West Coast Equity Fund             Philip M. Foreman       West Coast Equity Account
________________
* The corresponding Acquiring Funds for these Acquired Funds will not be sub-advised by WMA.


--GARY J. POKRZYWINSKI, CFA, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of WMA has been responsible for co-managing the WMVT Income Fund with John Friedl since May 2005. Between 1992 and May 2005, he had primary responsibility for the day-to-day management of the Income Fund.
Mr. Pokrzywinski has been employed by WMA since July 1992.

--RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WMA, has led a team of investment professionals in managing the WMVT SAM Portfolios since January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO). Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WMA) for eight years.

--DANIEL R. COLEMAN, First Vice President, Head of Equity Investment Team and Senior Portfolio Manager of WMA, leads a team of investment professionals that is responsible for the management of the equity funds that are not sub-advised. Mr. Coleman has had primary responsibility for the day-to-day management of the WMVT Mid Cap Stock Fund since December 2001. Mr. Coleman joined WMA in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

--PHILIP M. FOREMAN, CFA, Vice President and Senior Portfolio Manager of WMA, has been responsible for the day-to-day management of the WMVT West Coast Equity Fund since 2002. Mr. Foreman has been employed by WMA since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WMA from 1991 until 1999.

--JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager of WMA, has been co-manager of the WMVT Income Fund with Gary J. Pokrzywinski since May 2005. He has been employed as an investment professional at WMA since August 1998.

--MICHAEL D. MEIGHAN, CFA, Vice President and Senior Portfolio Manager of WMA, has been responsible for co-managing the WMVT SAM Portfolios with Mr. Yoakum since March 2003. Mr. Meighan joined WMA in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.

--DAVID W. SIMPSON, CFA, Vice President and Senior Portfolio Manager of WMA, has been responsible for the day-to-day management of the WMVT Small Cap Value and REIT Funds since May 2004 and August 2005, respectively. Previously, he co-managed the Small Cap Growth Fund with Stephen Q. Spencer from March 2005 to April 2005. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WMA for eight years.

--CRAIG V. SOSEY, Vice President and Senior Portfolio Manager of WMA, has had primary responsibility for the day-to-day management of the WMVT Short Term Income and U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by WMA since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

--STEPHEN Q. SPENCER, CFA, First Vice President and Senior Portfolio Manager of WMA has had primary responsibility for the day-to-day management of the WMVT Growth & Income Fund since March 2003. From March 2005 to April 2005 he also co-managed the WMVT Small Cap Growth Fund with David W. Simpson. Previously, he co- managed the WMVT Growth & Income Fund from January 2000 to March 2003. Mr. Spencer has been employed by WMA since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. from 1985 to 1999.

--JOSEPH T. SUTY, CFA, Vice President and Senior Portfolio Manager of WMA, has been responsible for the day-to-day management of the WMVT Equity Income Fund since October 2005. Prior to joining WMA in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.


                      INFORMATION ABOUT THE REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

      PVC has entered into a Plan with WMVT. The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

      Under the Plan, and with respect to each Acquired Fund and its corresponding Acquiring Fund, the Acquiring Fund will acquire all the assets and assume certain liabilities of the Acquired Fund and will issue to the Acquired Fund Class 1 and Class 2 shares of the Acquiring Fund. Subject to the satisfaction of the conditions set forth below, the acquisition will take place on January 5, 2005 or on such other date as may be agreed upon by WMVT and PVC (the "Closing Date"), subject to the prior closing of the Transaction.

      The Acquired Fund will distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date (the "Effective Time") the Class 1 and Class 2 shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and 2 shares of the Acquiring Fund.

      The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of the shareholder's full and fractional shares of the Acquired Fund as of Effective Time. The net asset value per share of each class of shares of the Acquired Fund and the Acquiring Fund will be determined by dividing each fund's assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Fund.

      Such distributions will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. As soon as practicable after the Closing Date, the Acquired Fund will take all necessary steps under its governing documents, Massachusetts law and any other applicable law to effect its complete dissolution.

      The Board of Trustees of WMVT has determined with respect to each Acquired Fund that participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders. Similarly, the Board of Directors of PVC has determined that the Reorganization is in the best interests of each corresponding Acquiring Fund and its shareholders.

      The consummation of the Reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund is subject to the conditions set forth in the Plan, including the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the Acquired Fund entitled to vote on the Reorganization. The Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by WMVT on behalf of an Acquired Fund and PVC on behalf of the corresponding Acquiring Fund. However, following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Class 1 and Class 2 shares of the Acquiring Fund to be issued to the shareholders of the Acquired Fund under the Plan to their detriment without the Acquired Fund obtaining further approval of its shareholders.

      WMVT has obtained an order from the SEC under the 1940 Act which provides exemptive relief permitting it, subject to certain conditions, to sell its shares to fund both variable life insurance and variable annuity separate accounts, to fund separate accounts of unaffiliated insurance companies, to qualified retirement plans and to certain other persons. PVC has been selling its shares under circumstances that do not require that kind of exemptive relief. PVC, however, will have to obtain exemptive relief comparable to that which WMVT has in order to continue the business of WMVT after the Effective Time. PVC has filed an application with the SEC requesting such relief. The Reorganization will not close until the SEC has issued an order granting the exemptive relief that PVC requires in order to continue the business of WMVT after the Effective Time.

      The Plan may be terminated and the Reorganization abandoned with respect to each Acquired Fund and its corresponding Acquiring Fund at any time prior to the Effective Time by WMVT on behalf of the Acquired Fund and PVC on behalf of the Acquiring Fund by (i) mutual agreement of the parties, or (ii) by either party if the closing has not occurred on or before June 30, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party has materially breached any of its representations, warranties, covenants or agreements under the Plan or if a condition precedent to the obligations of the terminating party has not been met and it appears that it will not be met. Additionally, except as otherwise expressly provided in the Plan, WMVT on behalf of the Acquired Fund and PVC on behalf of the Acquiring Fund may at any time prior to the closing:(i) waive any inaccuracies in the representations and warranties contained in the Plan and made for its benefit, and (ii) waive compliance with any of the covenants or conditions contained in the Plan and made for its benefit, except that any such waiver that would have a material adverse effect on the interests or rights of the Acquired Fund or its shareholders may be made only with the consent of the WMVT Board of Trustees, and any such waiver that would have a material adverse effect on the interests or rights of the Acquiring Fund or its shareholders may be made only with the consent of the PVC Board of Directors.

      Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of or repositioning any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by affiliates of WaMu and PFG. While it is not possible to determine with specificity the extent of such portfolio repositioning costs, they may be significant, particularly for funds investing substantially in small capitalization and/or foreign securities, such as the WMVT Small Cap Value and International Growth Funds. The portfolio repositioning is also expected to result in the realization of taxable capital gains which will be distributed to shareholders of the relevant Acquired Funds prior to the Reorganization.

REASONS FOR THE REORGANIZATION

      The purpose of the Reorganization is to combine WMVT and PVC into a larger fund family that may be better positioned to achieve economies of scale and to operate with greater efficiency and lower overall costs while enabling shareholders of each Acquired Fund to continue their investments in Acquiring Funds having the same or substantially similar or compatible investment objectives and policies. See "Overview of the Proposed Reorganization - Reasons for the Reorganization."

BOARD CONSIDERATION OF THE REORGANIZATION

      The Board of Trustees of WMVT, including the Independent Trustees, considered the Reorganization at meetings held on July 11, 2006, July 17-19, 2006 and August 10-11, 2006. The Board considered information about the Reorganization presented by WMA and PMC, and the Independent Trustees were assisted by independent legal counsel. At the August 10-11, 2006 meeting, the Trustees unanimously approved the Reorganization as to each Acquired Fund and its corresponding Acquiring Fund after concluding that the participation of the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund and its shareholders.

      In determining whether to approve the Reorganization and recommend its approval to shareholders, the Trustees made inquiry into a number of matters and considered the factors with respect to each Combination of a particular Acquired Fund into its corresponding Acquiring Fund discussed under the proposal for that Combination (see "Board Consideration of Combination" under each proposal) and, among others, the following general factors, in no order of priority:

(1) the compatibility (and, in many cases, substantial similarity) of the investment objectives, strategies and risks, of the Acquired Fund and its corresponding Acquiring Fund and any changes with respect thereto that will result from the Reorganization;

(2) where applicable, estimated explicit and implicit trading costs associated with disposing of or repositioning any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible;

(3) expense ratios and available information regarding the fees and expenses of the Acquired Fund and its corresponding Acquiring Fund, including information regarding the impact of PMC's agreement to cap the total expenses of each class of the Acquiring Funds through February 28, 2008 (April 29, 2008 in the case of the PVC SmallCap Value Account) so that shareholders of the corresponding Acquired Funds will be subject to the same or lower expense ratios than those to which they were subject at June 30, 2006;[[[1]]

(4) where applicable, comparative investment performance of the Acquired Fund and its corresponding Acquiring Fund, and information regarding the expected survivor of the Combination for accounting and performance reporting purposes, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination;

(5) where applicable, the effect on the Acquired Fund's shareholders of investing in a larger asset pool with potentially greater diversification, and the effect on the portfolio management of the corresponding Acquiring Fund of such a larger asset base;

(6) the expected sales charge structures and distribution arrangements, including the prospects for growth, and for achieving economies of scale, of the Acquired Fund in combination with the corresponding Acquiring Fund and as combined into PVC;

(7) the differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

(8) the expected selection and nomination by the directors of PVC of four Trustees (including three Trustees who are not "interested persons" of PMC or WMA) of WMVT as directors of PVC;

 (9) the financial strength, investment experience and resources of the investment advisor and the sub-advisor(s) to the Acquired Fund and its corresponding Acquiring Fund;

(10) where applicable, the continued service of WMA, the advisor to the Acquired Fund, as the sub-advisor to its corresponding Acquiring Fund;

(11) the quality of services to be provided to shareholders following the Combination;

(12) the fact that all costs other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds thereof, where applicable, would be borne by affiliates of WaMu and PFG;

 (13) any benefits expected to be derived by PVC and its affiliates from the Combination;

(14) the direct or indirect federal income tax consequences of the Combination, including the expected tax-free nature of the Combination, the impact of any federal income tax loss carryforwards, and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(15) the terms and conditions of the Plan; and

(16) possible alternatives to the Combination including liquidation and the potentially prohibitive costs of negotiating and executing transactions other than the Combinations, particularly in light of the scope of the investments by the portfolios in certain of the other Acquired Funds.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

      PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each Acquiring Fund is a separate series of PVC, and the Class 1 and Class 2 shares of each Acquiring Fund to be issued in connection with the Reorganization, along with the other classes of shares of that Acquiring Fund, represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

      All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class:(i) when expressly required by Maryland law or the 1940 Act and
(ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

      Shares of the Acquiring Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                        FEDERAL INCOME TAX CONSEQUENCES

      As a condition to the consummation of the Reorganization, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

      The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The above description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

                        COMPARISON OF SHAREHOLDER RIGHTS

      GENERAL. As a Maryland corporation, the operations of PVC are governed by its Articles of Incorporation, as amended ("Articles"), By-laws, as amended, and applicable Maryland law. WMVT is a Massachusetts business trust, and its operations are governed by its Agreement and Declaration of Trust, as amended ("Trust Agreement"), By-laws, as amended, and applicable Massachusetts law.

      SHARES OF THE FUNDS. The PVC Articles authorize PVC to issue 8 billion shares of capital stock, having a par value of $.01 per share. The Board of Directors of PVC is authorized to establish and designate separate series and classes of series having such preferences, conversion or other rights and limitations as the Board determines. The shares of PVC are currently divided into 31 separate series and at the time of the Reorganization will be divided into 41 separate series, including the 18 Acquiring Funds. The PVC Funds currently offer only Class 1 shares. Class 2 shares are a new share class that will first be issued in connection with the Reorganization. As stated above (see "Description of the Securities to Be Issued"), all shares of the PVC Funds have equal voting rights and are voted in the aggregate and not by separate series or class of shares except when voting by series or class is required by law or when the matter involved affects only the interests of a particular series or class. Shares of the PVC Funds have no cumulative voting, preemptive or conversion rights, and each fractional share has proportionately the same rights as are provided for a full share.

      WMVT is authorized to issue an unlimited number of shares, without par value. The Board of Trustees of WMVT is authorized to establish and designate separate series and classes of shares and to determine the relative rights and preferences thereof. The shares of WMVT are currently divided into 18 separate series, which constitute the 18 Acquired Funds. The Acquired Funds are authorized to offer two classes of shares:Class 1 and Class 2. All shares of the Acquired Funds have equal voting rights and are voted in the aggregate and not by separate series or class of shares except when voting by series or class is required by law or when the matter involved affects only the interests of a particular series or class. Shares of the Acquired Funds have no cumulative voting, preemptive or conversion rights, and each fractional share has proportionately the same rights as are provided for a full share.

      SHAREHOLDER MEETINGS. PVC and WMVT are not required to hold an annual meeting of shareholders. Each, generally, will hold a special meeting of shareholders when required by the 1940 Act. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve a new investment advisory agreement in most cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental investment policies, the election of trustees or directors in certain circumstances and the merger or reorganization of a fund in certain circumstances.

      Pursuant to a "manager of managers" exemptive order granted by the SEC, PMC may, without obtaining the approval of shareholders of an affected PVC Fund but subject to approval by the PVC Board of Directors, enter into new sub-advisory agreements, or change the terms of existing sub-advisory agreements (including with respect to sub-advisory fees), with sub-advisors which are not affiliated with PMC.

      The PVC By-laws provide that meetings of shareholders of PVC may be called by its Chairman of the Board, President or Board of Directors, the President and shall be called when requested by the holders of at least 10% of the outstanding shares. Shareholders of PVC have the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the funds.

      Under the Trust Agreement and By-laws, the Board of Trustees of WMVT is authorized to call shareholder meetings.

      WMVT shareholders may vote only (i) for the election of Trustees as provided in Article IV, Section 1 of the Trust Agreement, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any investment manager or sub-advisor as provided in Article IV, Section 6 of the Trust Agreement to the extent required by the 1940 Act, (iii) with respect to any termination of WMVT to the extent and as provided in Article IX, Section 4 of the Trust Agreement, (iv) with respect to any amendment of the Trust Agreement to the extent and as provided in Article IX, Section 7 of the Trust Agreement, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to WMVT as may be required by law, the Trust Agreement, the By-laws or any registration of WMVT with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

      QUORUMS FOR SHAREHOLDER MEETINGS; VOTING. The PVC Articles provide that a quorum is one-third of the shares entitled to vote and that the holders of a majority of the shares entitled to vote may authorize action notwithstanding any provision in the Maryland General Corporation Law requiring a greater proportion. Shareholders may take action by written consent only if they act unanimously.

      The WMVT By-laws provide that a quorum is thirty percent of the shares entitled to vote. Shareholders holding a majority of the shares entitled to vote (or such larger proportion required by any express provision of law, the Trust Agreement or By-laws) may take action by written consent.

      BOARD AUTHORITY WITH RESPECT TO CERTAIN AFFILIATED FUND COMBINATIONS. The PVC Articles permit the PVC Board of Directors, in each case without shareholder approval of an affected PVC Fund or class of shares thereof, to (i) approve combinations involving PVC Funds, including combinations of the PVC Funds (or other affiliated funds) consistent with Rule 17a-8 under the 1940 Act, (ii) liquidate the assets attributable to a PVC Fund or a class of shares thereof and terminate such Fund or class of shares and (iii) designate a class of shares of a PVC Fund as a separate series or PVC Fund. Together, these provisions facilitate combinations involving PVC Funds that the PVC Board determines are in the best interests of the affected shareholders. Pursuant to Rule 17a-8, a combination of affiliated funds will still require shareholder approval if the combination would result in a material change in a fundamental investment policy, a material change to the terms of an advisory agreement or the institution of or an increase in Rule 12b-1 fees or when the Board of the surviving fund does not have a majority of independent directors who were elected by shareholders of the merging fund.

      The Trust Agreement provides that the Board of Trustees shall have the authority, without the approval of the shareholders of any series or class unless otherwise required by applicable law, combine the shares of any series or of any class of a series into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

      REMOVAL OF TRUSTEES OR DIRECTORS. Under the PVC By-laws, the holders of a majority of the shares entitled to vote may remove any director from office at any meeting called for the purpose, and the PVC Board of Directors, by a vote of not less than a majority of the directors then in office, may remove any director appointed by the Board and remove for misconduct any director elected by the shareholders.

      The WMVT Trust Agreement provides that a majority of the Trustees may remove Trustees with or without cause, and the By-laws provide that a Trustee may be removed by the holders of two-thirds of the outstanding shares and that the Trustees shall promptly call a meeting to vote upon the removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding.

      SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the PVC Funds have no personal liability for acts or obligations of the corporation.

      Under Massachusetts law, shareholders of a Massachusetts business trust such as WMVT could, under certain circumstances, be held personally liable for the obligations of the trust. The Trust Agreement however, disclaims shareholder liability for acts or obligations of WMVT and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer of WMVT. The Trust Agreement provides for indemnification out of the property of a fund for all loss and expense of any shareholder held personally liable for the obligations of such fund.

      The Trust Agreement also provides that the Board of Trustees may cause shareholders to pay directly any and all expenses of WMVT, including but not limited to, the charges of any investment adviser, manager, or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent or similar agent by setting off charges against declared but unpaid dividends and/or by reducing the number of shares held by shareholders.

      INDEMNIFICATION OF TRUSTEES OR DIRECTORS AND OFFICERS. The PVC Articles of provide for the indemnification of its directors to the maximum extent provided by the Maryland General Corporation Law and the 1940 Act and of its officers to the same extent and to such further extent as is consistent with law.

      Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal liability").

      Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceeding, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate liability or Personal liability.

      Under Maryland law, indemnification expenses may be paid by a corporation in advance of the final disposition if a director provides (i) a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met and (ii) a written undertaking to repay the amount if it is determined that the standard of conduct has not been met. This undertaking need not be secured.

      The Trust Agreement provides that WMVT shall indemnify each of its Trustees and officers (including persons who serve at WMVT's request as directors, officers or trustees of another organization in which WMVT has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to WMVT or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. The Trust Agreement further provides that expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by WMVT in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to WMVT if it is ultimately determined that indemnification of such expenses is not authorized under the Trust Agreement; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) WMVT shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under the Trust Agreement.

      The Trust Agreement also provides that any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to WMVT or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to WMVT or its shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to WMVT or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to the Trust Agreement shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with the Trust Agreement as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to WMVT or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.


                                 CAPITALIZATION

      As to each proposal, the following tables show as of June 30, 2006:(i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii), the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date. With respect to Proposal 4, the tables also show as of June 30, 2006:(i) the capitalization of the additional PVC Fund that is also proposed to be combined into the Acquiring Fund pursuant to the PVC Fund Reorganization; and (ii) the pro forma combined capitalization of the Acquired Fund, the Acquiring Fund and the additional PVC Fund. As of June 30, 2006, each of the Acquired Funds had outstanding two classes of shares: Class 1 and Class 2. As of June 30, 2006, each of the Acquiring Funds (other than the New Acquiring Funds which will commence operations at the Effective Time of the Reorganization) and the additional PVC Funds had outstanding one class of shares, Class 1 shares. The Acquiring Funds will first issue Class 2 shares in connection with the Reorganization.

                                                                                                                SHARES
PROPOSAL 1                                                                    NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT BALANCED PORTFOLIO                                      --Class 1    $500,099         $16.59          30,147
(Acquired Fund)                                                   --Class 2    214,046          16.50           12,975
                                                                    --TOTAL    714,145                          43,122
(2)  PVC BALANCED PORTFOLIO                                       --Class 1       --              --              --
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL       --              --              --
(3)  PVC BALANCED PORTFOLIO                                       --Class 1    500,099          16.59           30,147
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2    214,046          16.50           12,975
                                                                    --TOTAL    714,145                          43,122





                                                                                                                           SHARES
PROPOSAL 2                                                                                                 NET     NET   OUTSTANDING
                                                                                                          ASSETS  ASSET     (000S
                                                                                                          (000S   VALUE   OMITTED)
                                                                                                         OMITTED)   PER
                                                                                                                  SHARE

(1)  WMVT CONSERVATIVE BALANCED PORTFOLIO  (Acquired Fund)                                        --     $42,902  $11.83    3,627
                                                                                                  Class   32,186  11.75     2,738
                                                                                                  1       75,088            6,365
                                                                                                  --
                                                                                                  Class
                                                                                                  2
                                                                                                    --
                                                                                                  TOTAL
(2)  PVC CONSERVATIVE BALANCED PORTFOLIO  (Acquiring Fund)                                        --        --      --       --
                                                                                                  Class     --      --       --
                                                                                                  1         --      --       --
                                                                                                  --
                                                                                                  Class
                                                                                                  2
                                                                                                    --
                                                                                                  TOTAL
(3)  PVC CONSERVATIVE BALANCED PORTFOLIO  (Acquiring Fund)  (Pro forma assuming combination of    --      42,902  11.83     3,627
(1) and (2))                                                                                      Class   32,186  11.75     2,738
                                                                                                  1       75,088            6,365
                                                                                                  --
                                                                                                  Class
                                                                                                  2
                                                                                                    --
                                                                                                  TOTAL



                                                                                                                           SHARES
PROPOSAL 3                                                                                                NET      NET   OUTSTANDING
                                                                                                         ASSETS   ASSET     (000S
                                                                                                         (000S    VALUE   OMITTED)
                                                                                                        OMITTED)   PER
                                                                                                                  SHARE

(1)  WMVT CONSERVATIVE GROWTH PORTFOLIO  (Acquired Fund)                                         --     $282,573 $17.87    15,814
                                                                                                 Class  109,076   17.77     6,140
                                                                                                 1      391,649            21,954
                                                                                                 --
                                                                                                 Class
                                                                                                 2
                                                                                                   --
                                                                                                 TOTAL
(2)  PVC CONSERVATIVE GROWTH PORTFOLIO  (Acquiring Fund)                                         --        --      --        --
                                                                                                 Class     --      --        --
                                                                                                 1         --      --        --
                                                                                                 --
                                                                                                 Class
                                                                                                 2
                                                                                                   --
                                                                                                 TOTAL
(3)  PVC CONSERVATIVE GROWTH PORTFOLIO  (Acquiring Fund)  (Pro forma assuming combination of (1) --     282,573   17.87    15,814
and (2))                                                                                         Class  109,076   17.77     6,140
                                                                                                 1      391,649            21,954
                                                                                                 --
                                                                                                 Class
                                                                                                 2
                                                                                                   --
                                                                                                 TOTAL



                                                                                                                           SHARES
PROPOSAL 4                                                                                               NET      NET    OUTSTANDING
                                                                                                        ASSETS   ASSET      (000S
                                                                                                        (000S    VALUE    OMITTED)
                                                                                                       OMITTED)    PER
                                                                                                                 SHARE

(1)  WMVT EQUITY INCOME FUND  (Acquired Fund)                                                   --     $271,718  $17.33    15,680
                                                                                                Class   53,343   17.22      3,098
                                                                                                1      325,061             18,778
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL
(2)  PVC EQUITY INCOME ACCOUNT  (Acquired PVC Account)                                          --     125,531   10.18     12,331
                                                                                                Class     --       --        --
                                                                                                1      125,531             12,331
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL
(3)  PVC EQUITY INCOME ACCOUNT I (Acquiring Fund)                                               --        --       --        --
                                                                                                Class     --       --        --
                                                                                                1         --       --        --
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL

(4)  PVC EQUITY INCOME ACCOUNT I (Acquiring Fund)  (Pro forma assuming combination of (1) and   --     271,718   17.33     15,680
(3))                                                                                            Class   53,343   17.22      3,098
                                                                                                1      325,061             18,778
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL
(5)  PVC EQUITY INCOME ACCOUNT I (Acquiring Fund)  (Pro forma assuming combination of (1), (2)  --     397,249   17.33     22,924
and (3))                                                                                        Class   53,343   17.22      3,098
                                                                                                1      450,592             26,022
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL



                                                                                                                           SHARES
PROPOSAL 5                                                                                              NET    NET ASSET OUTSTANDING
                                                                                                       ASSETS    VALUE      (000S
                                                                                                       (000S      PER     OMITTED)
                                                                                                      OMITTED)   SHARE

(1)  WMVT FLEXIBLE INCOME PORTFOLIO  (Acquired Fund)                                           --     $132,503  $13.56      9,769
                                                                                               Class   70,719    13.49      5,243
                                                                                               1      203,222              15,012
                                                                                               --
                                                                                               Class
                                                                                               2
                                                                                                 --
                                                                                               TOTAL
(2)  PVC FLEXIBLE INCOME PORTFOLIO  (Acquiring Fund)                                           --        --       --         --
                                                                                               Class     --       --         --
                                                                                               1         --       --         --
                                                                                               --
                                                                                               Class
                                                                                               2
                                                                                                 --
                                                                                               TOTAL
(3)  PVC FLEXIBLE INCOME PORTFOLIO  (Acquiring Fund)  (Pro forma assuming combination of (1)   --     132,503    13.56      9,769
and (2))                                                                                       Class   70,719    13.49      5,243
                                                                                               1      203,222              15,012
                                                                                               --
                                                                                               Class
                                                                                               2
                                                                                                 --
                                                                                               TOTAL



                                                                                                                SHARES
PROPOSAL 6                                                                    NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT GROWTH FUND                                             --Class 1    $287,881         $13.38          21,520
(Acquired Fund)                                                   --Class 2     1,209           13.29             91
                                                                    --TOTAL    289,090                          21,611
(2)  PVC GROWTH ACCOUNT                                           --Class 1    118,859          13.42           8,855
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL    118,859                          8,855
(3)  PVC GROWTH ACCOUNT                                           --Class 1    406,740          13.42           30,307
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     1,209           13.42             90
                                                                    --TOTAL    407,949                          30,397



                                                                                                                SHARES
PROPOSAL 7                                                                    NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT GROWTH & INCOME FUND                                    --Class 1    $241,497         $18.31          13,191
(Acquired Fund)                                                   --Class 2     3,369           18.23            185
                                                                    --TOTAL    244,866                          13,376
(2)  PVC LARGECAP BLEND ACCOUNT                                   --Class 1    161,181          11.03           14,615
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL    161,181                          14,615
(3)  PVC LARGECAP BLEND ACCOUNT                                   --Class 1    402,678          11.03           36,510
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     3,369           11.03            305
                                                                    --TOTAL    406,047                          36,815



                                                                                                                SHARES
PROPOSAL 8                                                                    NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT INCOME FUND                                             --Class 1    $186,173         $10.03          18,566
(Acquired Fund)                                                   --Class 2     17,600           9.98           1,763
                                                                    --TOTAL    203,773                          20,329
(2)  PVC INCOME ACCOUNT                                           --Class 1       --              --              --
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL       --              --              --
(3)  PVC INCOME ACCOUNT                                           --Class 1    186,173          10.03           18,566
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     17,600           9.98           1,763
                                                                    --TOTAL    203,773                          20,329



                                                                                                                          SHARES
PROPOSAL 9                                                                                        NET ASSETS    NET    OUTSTANDING
                                                                                                (000S OMITTED) ASSET  (000S OMITTED)
                                                                                                               VALUE
                                                                                                                 PER
                                                                                                               SHARE

(1)  WMVT INTERNATIONAL GROWTH FUND                                                      --        $133,392    $15.28     8,731
(Acquired Fund)                                                                          Class      3,732      15.17       246
                                                                                         1         137,124                8,977
                                                                                         --
                                                                                         Class
                                                                                         2
                                                                                           --
                                                                                         TOTAL
(2)  PVC DIVERSIFIED INTERNATIONAL  ACCOUNT  (Acquiring Fund)                            --        334,798     18.03      18,570
                                                                                         Class        --         --         --
                                                                                         1         334,798                18,570
                                                                                         --
                                                                                         Class
                                                                                         2
                                                                                           --
                                                                                         TOTAL
(3)  PVC DIVERSIFIED INTERNATIONAL  ACCOUNT  (Acquiring Fund)  (Pro forma assuming       --        468,190     18.03      25,968
combination of (1) and (2))                                                              Class      3,732      18.03       207
                                                                                         1         471,922                26,175
                                                                                         --
                                                                                         Class
                                                                                         2
                                                                                           --
                                                                                         TOTAL



                                                                                                                SHARES
PROPOSAL 10                                                                   NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT MID CAP STOCK FUND                                      --Class 1    $99,560          $16.05          6,203
(Acquired Fund)                                                   --Class 2     9,298           15.96            583
                                                                    --TOTAL    108,858                          6,786
(2)  PVC MIDCAP STOCK ACCOUNT                                     --Class 1       --              --              --
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL       --              --              --
(3)  PVC MIDCAP STOCK ACCOUNT                                     --Class 1     99,560          16.05           6,203
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     9,298           15.96            583
                                                                    --TOTAL    108,858                          6,786





                                                                                                                SHARES
PROPOSAL 11                                                                   NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT MONEY MARKET FUND                                       --Class 1    $12,369          $1.00           12,384
(Acquired Fund)                                                   --Class 2     4,709            1.00           4,711
                                                                    --TOTAL     17,078                          17,095
(2)  PVC MONEY MARKET ACCOUNT                                     --Class 1    160,962           1.00          160,962
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL    160,962                         160,962
(3)  PVC MONEY MARKET ACCOUNT                                     --Class 1    173,331           1.00          173,331
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     4,709            1.00           4,709
                                                                    --TOTAL    178,040                         178,040



                                                                                                                           SHARES
PROPOSAL 12                                                                                               NET      NET   OUTSTANDING
                                                                                                         ASSETS   ASSET     (000S
                                                                                                         (000S    VALUE   OMITTED)
                                                                                                        OMITTED)   PER
                                                                                                                  SHARE

(1)  WMVT REIT FUND                                                                              --     $51,365  $17.23     2,982
(Acquired Fund)                                                                                  Class   1,572    17.11      92
                                                                                                 1       52,937             3,074
                                                                                                 --
                                                                                                 Class
                                                                                                 2
                                                                                                   --
                                                                                                 TOTAL
(2)  PVC REAL ESTATE SECURITIES ACCOUNT                                                          --     208,453   22.08     9,440
(Acquiring Fund)                                                                                 Class     --      --        --
                                                                                                 1      208,453             9,440
                                                                                                 --
                                                                                                 Class
                                                                                                 2
                                                                                                   --
                                                                                                 TOTAL
(3)  PVC REAL ESTATE SECURITIES ACCOUNT (Acquiring Fund)  (Pro forma assuming combination of (1) --     259,818   22.08    11,766
and (2))                                                                                         Class   1,572    22.08      71
                                                                                                 1      261,390            11,838
                                                                                                 --
                                                                                                 Class
                                                                                                 2
                                                                                                   --
                                                                                                 TOTAL



                                                                                                                SHARES
PROPOSAL 13                                                                   NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT SHORT TERM INCOME FUND                                  --Class 1    $45,827          $2.44           18,759
(Acquired Fund)                                                   --Class 2     4,177            2.44           1,715
                                                                    --TOTAL     50,004                          20,474
(2)  PVC SHORT-TERM INCOME ACCOUNT                                --Class 1       --              --              --
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL       --              --              --
(3)  PVC SHORT-TERM INCOME ACCOUNT                                --Class 1     45,827           2.44           18,759
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     4,177            2.44           1,715
                                                                    --TOTAL     50,004                          20,474



                                                                                                                SHARES
PROPOSAL 14                                                                   NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT SMALL CAP GROWTH FUND                                   --Class 1    $42,913          $9.84           4,360
(Acquired Fund)                                                   --Class 2     3,932            9.72            405
                                                                    --TOTAL     46,845                          4,765
(2)  PVC SMALLCAP GROWTH ACCOUNT                                  --Class 1     72,670          10.51           6,912
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL     72,670                          6,912
(3)  PVC SMALLCAP GROWTH ACCOUNT                                  --Class 1    115,583          10.51           10,995
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2     3,932           10.51            374
                                                                    --TOTAL    119,515                          11,369



                                                                                                                SHARES
PROPOSAL 15                                                                   NET ASSETS   NET ASSET  VALUE  OUTSTANDING
                                                                            (000S OMITTED)     PER SHARE    (000S OMITTED)

(1)  WMVT SMALL CAP VALUE FUND                                    --Class 1    $34,682          $11.29          3,071
(Acquired Fund)                                                   --Class 2      136            11.27             12
                                                                    --TOTAL     34,818                          3,083
(2)  PVC SMALLCAP VALUE ACCOUNT                                   --Class 1    149,570          17.17           8,710
(Acquiring Fund)                                                  --Class 2       --              --              --
                                                                    --TOTAL    149,570                          8,710
(3)  PVC SMALLCAP VALUE ACCOUNT                                   --Class 1    184,252          17.17           10,730
(Acquiring Fund)  (Pro forma assuming combination of (1) and (2)) --Class 2      136            17.17             8
                                                                    --TOTAL    184,388                          10,738



                                                                                                                          SHARES
PROPOSAL 16                                                                                             NET      NET    OUTSTANDING
                                                                                                       ASSETS   ASSET      (000S
                                                                                                       (000S    VALUE    OMITTED)
                                                                                                      OMITTED)    PER
                                                                                                                SHARE

(1)  WMVT STRATEGIC GROWTH PORTFOLIO  (Acquired Fund)                                          --     $140,827  $19.92     7,070
                                                                                               Class   57,412   19.83      2,895
                                                                                               1      198,239              9,965
                                                                                               --
                                                                                               Class
                                                                                               2
                                                                                                 --
                                                                                               TOTAL
(2)  PVC STRATEGIC GROWTH PORTFOLIO  (Acquiring Fund)                                          --        --       --        --
                                                                                               Class     --       --        --
                                                                                               1         --       --        --
                                                                                               --
                                                                                               Class
                                                                                               2
                                                                                                 --
                                                                                               TOTAL
(3)  PVC STRATEGIC GROWTH PORTFOLIO  (Acquiring Fund)  (Pro forma assuming combination of (1)  --     140,827   19.92      7,070
and (2))                                                                                       Class   57,412   19.83      2,895
                                                                                               1      198,239              9,965
                                                                                               --
                                                                                               Class
                                                                                               2
                                                                                                 --
                                                                                               TOTAL



                                                                                                                           SHARES
PROPOSAL 17                                                                                              NET      NET    OUTSTANDING
                                                                                                        ASSETS   ASSET      (000S
                                                                                                        (000S    VALUE    OMITTED)
                                                                                                       OMITTED)    PER
                                                                                                                 SHARE

(1)  WMVT U.S. GOVERNMENT SECURITIES  FUND  (Acquired Fund)                                     --     $269,579  $9.94     27,109
                                                                                                Class   6,131     9.94       617
                                                                                                1      275,710             27,726
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL
(2)  PVC MORTGAGE SECURITIES ACCOUNT  (Acquiring Fund)                                          --        --       --        --
                                                                                                Class     --       --        --
                                                                                                1         --       --        --
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL
(3)  PVC MORTGAGE SECURITIES ACCOUNT  (Acquiring Fund)  (Pro forma assuming combination of (1)  --     269,579    9.94     27,109
and (2))                                                                                        Class   6,131     9.94       617
                                                                                                1      275,710             27,726
                                                                                                --
                                                                                                Class
                                                                                                2
                                                                                                  --
                                                                                                TOTAL



                                                                                                                          SHARES
PROPOSAL 18                                                                                       NET ASSETS    NET    OUTSTANDING
                                                                                                (000S OMITTED) ASSET  (000S OMITTED)
                                                                                                               VALUE
                                                                                                                 PER
                                                                                                               SHARE

(1)  WMVT WEST COAST EQUITY FUND  (Acquired Fund)                                        --        $143,270    $22.24     6,441
                                                                                         Class      13,178     22.14       595
                                                                                         1         156,448                7,036
                                                                                         --
                                                                                         Class
                                                                                         2
                                                                                           --
                                                                                         TOTAL
(2)  PVC WEST COAST EQUITY ACCOUNT  (Acquiring Fund)                                     --           --         --         --
                                                                                         Class        --         --         --
                                                                                         1            --         --         --
                                                                                         --
                                                                                         Class
                                                                                         2
                                                                                           --
                                                                                         TOTAL
(3)  PVC WEST COAST EQUITY ACCOUNT  (Acquiring Fund)  (Pro forma assuming combination of --        143,270     22.24      6,441
(1) and (2))                                                                             Class      13,178     22.14       595
                                                                                         1         156,448                7,036
                                                                                         --
                                                                                         Class
                                                                                         2
                                                                                           --
                                                                                         TOTAL


           COMPARATIVE INFORMATION ABOUT THE WMVT FUNDS AND PVC FUNDS

                 DISTRIBUTION PLANS AND ADDITIONAL INFORMATION
                      REGARDING INTERMEDIARY COMPENSATION

      The information in this section pertains to the Acquiring Funds. Comparative information about the WMVT Funds is described in the WMVT Prospectus, which has been incorporated herein by reference.

      The information in this section ("Distribution Plans and Additional Information Regarding Intermediary Compensation") is not effective until the date of the Reorganization.

      Each of the Acquiring Funds has adopted a 12b-1 Plan for the Class 2 shares of the fund. Under the 12b-1 Plans, each Acquiring Fund may make payments from its assets attributable to the Class 2 shares to Princor Financial Services Corporation ("Princor" or the "Distributor") for distribution-related expenses and for providing services to shareholders of that share class. The amounts payable by the Acquiring Funds under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Acquiring Funds and may cost more than paying other types of sales charges.

      The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Acquiring Funds is 0.25%.

      PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the PVC Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the PVC as an investment option. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, retirement plan administrators and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Acquiring Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

      ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in PVC. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of PVC as investment options.

      OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence, trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of PVC, or may sell shares of PVC to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary.

      A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's PVC sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and PVC shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about PVC so that they can provide suitable information and advice about PVC and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to PVC for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, ticket charges, and general marketing expenses.

      PAYMENTS IN CONNECTION WITH THE TRANSACTION. In connection with the Transaction, NAC and its parent company, WaMu, have agreed to make certain contingent payments to PMC with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquiring Funds) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc. ("WMFS"), a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or NAC to PMC with respect to each of those four years following the closing of the Transaction. AS A RESULT, WMFS (AND/OR ITS AFFILIATES) WILL HAVE AN ADDITIONAL INCENTIVE TO SELL PRINCIPAL PRODUCTS (INCLUDING SHARES OF THE ACQUIRING FUNDS) FOLLOWING THE CLOSING OF THE TRANSACTION.

      IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE POLICY OR MUTUAL FUND OVER ANOTHER.

      Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Acquiring Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

      As of the date of this Proxy Statement/Prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that utilize PVC as an investment option or for the distribution of the PVC Funds to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

      Advantage Capital Corporation
      A.G. Edwards & Sons, Inc.
      AIG Advisors, Inc.
      American Portfolios Financial Services, Inc.
      Associated Financial Group, Inc.
      Commonwealth Financial Network
      FFP Securities, Inc.
      FSC Securities Corporation
      G.A. Repple & Company
      H. Beck, Inc.
      Investacorp, Inc.
      Investment Advisors & Consultants, Inc.
      Jefferson Pilot Securities Corporation
      McDonald Investments, Inc.
      Mutual Service Corporation
      NFP Securities, Inc.
      Oppenheimer & Co., Inc.
      ProEquities, Inc.
      Prospera Financial Services, Inc.
      Royal Alliance Associates, Inc.
      Securities America, Inc.
      Triad Advisors, Inc.
      United Planners' Financial Services of America
      Waterstone Financial Group, Inc.
      WM Financial Services, Inc.

      To obtain a current list of such firms, call 800-222-5852.

      Although an Acquiring Fund's sub-advisor may use brokers who sell shares of PVC to effect portfolio transactions, the sale of PVC shares is not considered as a factor when selecting brokers to effect portfolio transactions. PVC has adopted procedures to ensure that the sale of its shares is not considered when selecting brokers to effect portfolio transactions.

      Your insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Proxy Statement/Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

                      PURCHASES AND REDEMPTIONS OF SHARES

     The purchase and redemption procedures with respect to shares of the Acquired and Acquiring Funds are substantially similar.

     Shares of the funds are offered only to insurance company separate accounts for the purpose of providing investment choices under the Contracts and to qualified pension and retirement plans. The funds reserve the right to refuse any order for the purchase of shares, including those by exchange.

     Shares of the funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the sub-accounts or divisions of the insurance company separate account and are invested in the shares of the funds corresponding to such sub-accounts or divisions. Shares of the funds are purchased and redeemed at NAV without sales or redemption charges. For each day on which a fund's NAV is calculated, each separate account transmits to WMVT or PVC, as applicable, any orders to purchase or redeem shares of the funds based on purchase payments; redemption (surrender) requests; and transfer requests from Contract Owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by WMVT or PVC of a properly completed purchase or redemption order. All purchase and redemption orders are processed in accordance with applicable regulations. Each of WMVT and PVC may suspend redemptions, if permitted under the 1940 Act, for any period during which the NYSE is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of shareholders.

HOW NET ASSET VALUE IS DETERMINED

      For each Acquired and Acquiring Fund, except the two money market funds - the WMVT Money Market Fund and the PVC Money Market Account -- the NAV is calculated by:
   {circle}taking the current market value of the total assets of the fund; {circle}subtracting liabilities of the fund;
   {circle}dividing the remainder proportionately into the classes of the fund; {circle}subtracting the liability of each class; and
   {circle}dividing the remainder by the total number of shares owned in that class.

      If current market values are not readily available for a security owned by an Acquired or Acquiring Fund, the fair value of the security is determined by, or under procedures established by and under the supervision of, respectively, the Board of Trustees of WMVT or the Board of Directors of PVC. Fair value pricing is applied when reliable market quotations are unavailable, including when the closing price of portfolio securities primarily traded in foreign markets is deemed to be substantially inaccurate at the close of the NYSE.

      In connection with the proposed Reorganization, it is expected that each Acquired Fund will, after shareholder approval of the relevant Combination, change the method by which it values its debt securities of U.S. issuers (including municipal securities), over-the-counter securities that are not traded through the NASDAQ National Market System, U.S. government securities and securities primarily traded on a U.S. exchange for which there were no sales during the day (and no official closing price on such day) for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by each Acquiring Fund to value its portfolio securities. Bid prices are lower than the mean of bid and asked prices. Accordingly, this change is expected to decrease the net asset values of Acquired Funds that invest significantly in such securities, such as the High Yield Fund and the Income Fund. Conforming the valuation methodologies of the Acquired Funds to those of the Acquiring Funds will ensure that shareholders who buy or sell shares immediately before or after the Combination will do so at net asset values that are computed similarly.

      Money Market Funds. The share price of each class of shares of the two money market funds --the WMVT Money Market Fund and the PVC Money Market Account -- is generally determined at the same time and on the same days as the other Acquired and Acquiring Funds as described above. The share price is computed by dividing the total value of each money market fund's securities and other assets, less liabilities, by the number each fund's shares outstanding.

      All securities held by the two money market funds are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, each Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security. Use of the amortized cost valuation method requires each of the money market funds to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each of these funds invests only in obligations determined by its Trustees or Board of Directors or their delegates, as applicable, to be of high quality with minimal credit risks.

MARKET TIMING

      The Acquired and Acquiring Funds are not intended for "market timing" or other forms of abusive short-term trading. If the funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a fund's portfolio securities does not reflect conditions as of the close of the NYSE, which is the time that a fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the NYSE may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a fund or portfolio's NAV per share for long-term investors.

      Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those funds that invest in foreign securities, such as the WMVT International Growth Fund and the PVC Diversified International Fund, may appeal to investors attempting to take advantage of time-zone arbitrage.

      The Board of Trustees of WMVT and the PVC Board of Directors have adopted policies and procedures with respect to frequent purchases and redemptions of shares of, respectively, the Acquired Funds and the Acquiring (and other PVC) Funds. The policies and procedures with respect to the Acquired Funds are
described in the WMVT Prospectus.   The policies and procedures with respect to
the Acquiring Funds, which will apply to the combined funds following the Reorganization, are described below.

      The PVC Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the funds. The Board of Directors of PVC has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the funds. The funds monitor trading activity to identify and take action against abuses.

      As the PVC Funds are available principally through variable annuity or variable life contracts, PVC must rely on Principal Life and other Participating Insurance Companies to monitor customer trading activity and to identify and take action against excessive trading. If PVC or a Participating Insurance Company deems excessive trading practices to be occurring, action will be taken that may include, but is not limited to the following:

--Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
--Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone; . --Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
--Requiring a holding period of a minimum of 30 days before permitting exchanges among the PVC Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
--Taking such other action as directed by the PVC.

      PVC has reserved the right to accept or reject, without prior written notice, any exchange requests.

      While PVC's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PVC and Participating Insurance Companies will identify and prevent abusive trading in all instances and no assurances that such practices will not occur. When PVC does identify abusive trading, it will apply PVC's policies and procedures in a fair and uniform manner. If PVC is not able to identify abusive trading practices, the abuses described above may negatively impact the funds. In addition, PVC may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

                          DIVIDENDS AND DISTRIBUTIONS

      Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities is determined separately for each fund. Dividends and distributions paid by a fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that fund. The WMVT Money Market Fund and the PVC Money Market Account intend to distribute net income as dividends for each day that net asset value is determined. Such dividends are declared daily and paid monthly. Each of the funds other than the money market funds declares and pays dividends annually. All funds will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a fund are distributed no less frequently than annually at the discretion of the Board of Trustees of WMVT or the Board of Directors of PVC.

      Immediately prior to the Reorganization, each of the Acquired Funds which will be combining with an Existing Acquiring Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Effective Time of the Reorganization (after reduction for any available capital loss carryforward).

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

      WMVT, on behalf of each of the Acquired Funds, and PVC, on behalf of each of the Acquiring Funds, have adopted "fundamental" investment restrictions regarding the investments of the respective Funds. A fundamental investment restriction may not be changed for any fund without the approval of a Majority of the Outstanding Voting Securities (as defined under "Voting Information - Required Vote" ) of that fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.

      Substantially the same fundamental restrictions apply to all the Acquiring Funds. Fundamental restrictions dealing with the same basic matters apply to the Acquired Funds, although there are variations among the different Acquiring Funds. In addition, there are certain fundamental restrictions that only apply to certain of the Acquired Funds and not to any of the Acquiring Funds. A comparison of the fundamental restrictions of the Acquired and Acquiring Funds is set forth in Appendix B to this Proxy Statement/Prospectus.

      The Acquired Funds (and in some cases their predecessor funds) adopted fundamental restrictions from time to time over a period of several years to reflect legal and regulatory requirements -- particularly state securities law requirements -- that applied at that time but no longer do, as well as business and industry conditions that then prevailed. With changes in legal requirements and prevailing conditions, some of these fundamental investment restrictions are no longer necessary and others are more typically styled as "non-fundamental" investment restrictions which may be changed by the Board of Trustees or Board of Directors of a fund without shareholder approval. The fundamental restrictions of the Acquiring Funds and their substantial uniformity for all Acquiring Funds reflect updating changes that were made recently to eliminate those kinds of fundamental investment restrictions and to provide PMC and the respective sub-advisors to the Acquiring Funds with greater flexibility in managing the funds while continuing to meet fully the requirements of the 1940 Act and the rules and regulations thereunder. Aside from such greater flexibility, the differences in fundamental restrictions between an Acquired Fund and its corresponding Acquiring Fund as set forth in Appendix B are not expected to result in any material difference in the manner in which the Acquiring Fund is managed as compared to its corresponding Acquired Fund.


      PROPOSALS RELATING TO PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS


                                  PROPOSAL 19

                APPROVAL OF PROPOSED ADVISORY AGREEMENT WITH WMA
                                (All WMVT Funds)

      At the Meeting, shareholders of each of the WMVT Funds will be asked to approve a proposed investment advisory agreement for the fund with WMA (each a "Proposed Advisory Agreement" and, collectively, the "Proposed Advisory Agreements"). WMA is currently the investment advisor for each of the WMVT Funds and, under the current investment advisory agreements (each a "Current Advisory Agreement" and, collectively, the "Current Advisory Agreements"), is responsible for the overall investment strategy of each fund and its implementation. The date of the Current Advisory Agreement for each of the funds, and the date on which it was last approved by shareholders and approved for continuance by the Board of Trustees, are provided in Appendix F hereto.

      The Board of Trustees is proposing a Proposed Advisory Agreement for each of the WMVT Funds because the Current Advisory Agreements will terminate upon the closing of the Transaction (described below). As required by the 1940 Act, each Current Advisory Agreement provides for automatic termination upon its "assignment." Under the 1940 Act, a change in control of an investment adviser constitutes an "assignment." The closing of the Transaction will result in the assignment of the Current Advisory Agreements, and their automatic termination. Therefore, as described below, shareholders of each of the WMVT Funds are being asked to approve a Proposed Investment Advisory Agreement with WMA for their fund. The Proposed Advisory Agreements will become effective as of the closing of the Transaction. If the closing of the Transaction does not take place, the Proposed Advisory Agreements will not become effective, and the Current Advisory Agreements will continue in effect.

BOARD CONSIDERATION

      The process undertaken, and the factors considered by the Board of Trustees of WMVT, in approving the Proposed Advisory Agreements, are described below under "Consideration by the Board of Trustees of Proposed Advisory and Sub-Advisory Agreements."

THE TRANSACTION

      The Transaction, as defined and more fully described above under "Overview of the Reorganization," is the proposed acquisition by PFG and PMC, from WaMu, of all the outstanding stock of WMA pursuant to an agreement among such parties dated July 25, 2006. The Transaction contemplates the Reorganization providing for the combinations of the WMVT Funds into corresponding PVC Acquiring Funds which are the subjects of Proposals 1 through 18 above in this Proxy Statement/Prospectus. The consummation of the Reorganization is subject to the prior closing of the Transaction, and the closing of the Transaction, which is expected to occur in the fourth quarter of this calendar year, is subject to certain regulatory and other approvals as described above. After the Transaction, WMA will be a wholly-owned subsidiary of PMC.

      In anticipation of the Transaction, the Board of Trustees of WMVT had a number of telephonic and in-person meetings and met both formally and in informational sessions during July and August, 2006 for purposes of, among other things, considering whether it would be in the best interests of each of the WMVT Funds and its shareholders to approve the Proposed Advisory Agreement with WMA. The 1940 Act requires that the Proposed Advisory Agreements be approved by the funds' shareholders in order to become effective. At its meeting held on August 10-11, 2006, the Board of Trustees of WMVT, including all the Independent Trustees, approved the Proposed Advisory Agreement for each of the WM Funds and recommended that shareholders of each fund approve the Proposed Advisory Agreement for that fund as being in the best interests of the fund and its shareholders.

      Interim Advisory Agreements. To avoid a potential "orphanage" with respect to the portfolio management of any WM Fund in the event that the closing of the Transaction takes place without such fund's shareholders having approved its Proposed Advisory Agreement, the Board of Trustees has also, pursuant to Rule 15a-4 under the 1940 Act, approved interim advisory agreements with WMA for each of the WMVT Funds. Rule 15a-4, in relevant part, permits the appointment of an investment advisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim advisory agreements for the WMVT Funds are the same as the Proposed Advisory Agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim advisory agreement will remain in effect for a period up to 150 days from the date of termination of its corresponding Current Advisory Agreement, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the corresponding Proposed Advisory Agreement. If shareholders of a fund do not approve the Proposed Advisory Agreement, WMA will receive, for its services under the interim advisory agreement, the lesser of the costs it incurred in performing such services or the amount (including accrued interest) in the escrow account.

SECTION 15(F) OF THE 1940 ACT

      In the agreement providing for the Transaction, PFG and WaMu have agreed to comply with Section 15(f) of the 1940 Act with respect to the Transaction.
Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Both the Board of Trustees of the WMVT Funds and the Board of Directors of PVC currently meet this test, and both are expected to do so after the Transaction is completed. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

THE PROPOSED INVESTMENT ADVISORY AGREEMENT

      As noted above, under the requirements of the 1940 Act, each of the WMVT Funds is required to enter into a proposed investment advisory agreement as a result of the Transaction. The Proposed Advisory Agreement for each fund is the same in all material respects as its Current Advisory Agreement. Under the Proposed Advisory Agreements, WMA will provide the same level of advisory services to each fund as provided under the Current Advisory Agreements, and the schedule of fees payable under a fund's Proposed Advisory Agreement will be identical to the schedule of fees currently payable by that fund under its Current Advisory Agreement.

DESCRIPTION OF PROPOSED AND CURRENT ADVISORY AGREEMENTS

      Set forth below is a general description of the terms of the Proposed and Current Advisory Agreements. As stated above, the Proposed Advisory Agreement for each fund is the same in all material respects as its Current Advisory Agreement, and the Proposed and Current Advisory Agreements for all the WMVT Funds are substantially the same. Copies of the form of Proposed Advisory Agreement for the WMVT Funds are attached to this Proxy Statement/ Prospectus as Appendix G.

      Fees. There is no change in the schedule of fees payable by any fund under its Proposed Advisory Agreement for investment advisory services. Under the Proposed and Current Advisory Agreements, each fund will pay WMA as full compensation for its services a monthly fee computed on the average daily net assets of the fund, minus, in the case of a fund having a sub-advisor, the monthly fee payable by the fund directly to its sub-advisor (or sub-advisors) pursuant to the relevant Sub-Advisory Agreement(s). The schedule of fee rates for each fund under its Proposed and Current Advisory Agreement are set forth in Appendix F to this Proxy Statement/Prospectus. Amounts paid by each fund to WMA, or to an affiliate of WMA, during the fund's last fiscal year are set forth in Appendix H.

      Under the Agreements, WMA, as agent for the funds, will allocate a portion of the fee paid by a fund to WMSS for administrative services, portfolio accounting and regulatory compliance systems. WMA also from time to time and in such amounts as it determines may allocate a portion of such fee to WMFD for facilitating fund distribution. This payment would be made from revenue which otherwise would be considered profit to WMA for its services.

      Investment Advisory Services. Each of the Proposed and Current Advisory Agreements for a WMVT Fund generally provides that, subject to the direction and control of the Board of Trustees, WMA will:(a) provide supervision of the fund's investments, furnish a continuous investment program for the fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the fund, and what portion of the assets will be invested or held as cash; (b) in the performance of its duties and obligations, act in conformity with the governing documents of WMVT and the investment policies of the fund as determined by the Board of Trustees; (c) determine the securities to be purchased or sold by the fund and place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by WMA. In executing portfolio transactions and selecting brokers or dealers, WMA will use its best efforts to seek on behalf of the fund the best overall terms available. In assessing the best overall terms available for any transaction, WMA may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. WMA is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if WMA determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of WMA to the fund and/or other accounts over which WMA exercises investment discretion.

      The Proposed and Current Advisory Agreements for each fund provide that the services of WMA are not exclusive to the fund, and WMA and its affiliates may render services to others.

      The Proposed and Current Advisory Agreements for each fund provide that WMA, at its expense, may select and contract with one or more investment advisors (the "Sub-Advisors") for the fund to perform some or all of the services for which WMA is responsible as described above. To the extent that more than one Sub-Advisor is selected for a fund, WMA will, in its sole discretion, determine the amount of the fund's assets allocated to each such Sub-Advisor.

      Payment of Expenses. The Proposed and Current Advisory Agreements provide that WMA will pay all expenses incurred by it in connection with its activities under the agreements, including the salaries and expenses of any of the officers or employees of WMA who act as officers, Trustees or employees of WMVT but excluding the cost of securities purchased for the funds and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the funds, and will provide WMVT with suitable office space. Other expenses to be incurred in the operation of the funds (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of WMA, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the funds' or WMVT's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the funds or WMVT, as applicable, and any extraordinary expenses will be borne by the funds.

       Limitation on Liability. Under the Proposed and Current Advisory Agreements for each fund, WMA will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

        Duration and Termination. Each of the Proposed Advisory Agreements will have an initial term of two years from its effective date and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, or by vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information") of the applicable fund. Notwithstanding the foregoing, (a) each Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by either WMVT (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable fund) or WMA, on sixty (60) days prior written notice to the other and (b) will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Current Advisory Agreements contain the same provisions, although the initial dates of the agreements differ.

INFORMATION ABOUT WMA

      WMA is registered as an investment adviser under the Advisers Act and has been in the business of investment management since 1944. WMA is a wholly owned, indirect subsidiary of WaMu and its offices are located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. If the Transaction is consummated, WMA will become an indirect, wholly owned subsidiary of PFG.

      For information regarding the management of WMA, see Appendix J to this Proxy Statement/Prospectus. For information regarding other registered investment companies advised or sub-advised by WMA, including fee rates, see Appendix K to this Proxy Statement/Prospectus.

SHAREHOLDER APPROVAL

      To become effective with respect to a particular fund, the Proposed Advisory Agreement for that fund must be approved by a vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information") of the fund. If so approved by shareholders, the Proposed Advisory Agreement will become effective upon the closing of the Transaction. If the Proposed Advisory Agreement is not approved by shareholders of a fund and the closing of the Transaction takes place, the Current Advisory Agreement will terminate upon such closing and the interim advisory agreement will become effective pending further action by the Board of Trustees.

      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH ACQUIRED FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT FOR THAT FUND.


                                  PROPOSAL 20

                  APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENTS
                                     WITH:

(a) Capital Management LLC;
(b) Salomon Brothers Asset Management Inc.(or successor); and
(c) OppenheimerFunds, Inc.
    --for the WM Growth Fund
    (Shareholders of the WM Growth Fund will vote on these proposal)
(d) Capital Guardian Trust Company
    --for the WM International Growth Fund
    (Shareholders of the WM International Growth Fund will vote on this proposal)
(e) Delaware Management Company; and
(f) Oberweis Asset Management, Inc.
    --for the WM Small Cap Growth Fund
    (Shareholders of the WM Small Cap Growth Fund will vote on this proposal)


      WMA, the investment advisor for each of the WM Funds, has entered into one or more sub-advisory agreements (each a "Current Sub-Advisory Agreement" and, collectively, the "Current Sub-Advisory Agreements") with the Sub-Advisors named in the table below, pursuant to which the Sub-Advisors provide certain investment sub-advisory services to WMA with respect to the funds named below (the "Sub-Advised Funds"). The date of each Current Sub-Advisory Agreement, and the dates on which it was last approved by shareholders and its continuance approved by the Board of Trustees, are provided in Appendix F to this Proxy Statement/Prospectus. The fees which each Sub-Advised Fund pays to its Advisor(s) are offset against the fees the fund pays to WMA.


WMVT SUB-ADVISED FUND                         SUB-ADVISOR(S)
Growth Fund                                   Janus Capital Management LLC ("Janus");
                                              Salomon Brothers Asset Management Inc. ("SaBAM") or successor*; and
                                              OppenheimerFunds, Inc. ("Oppenheimer")
International Growth Fund                     Capital Guardian Trust Company ("CGTC")
Small Cap Growth Fund                         Delaware Management Company ("Delaware"); and
                                              Oberweis Asset Management, Inc. ("Oberweis")
_______________
* SaBAM has advised that, pursuant to a restructuring, it expects to transfer its sub-advisory agreement with respect to the Growth
Fund to an affiliate on or about December 1, 2006. See "Investment Advisory and Sub-Advisory Arrangements" under Proposal 6 and
"Information About the Sub-Advisors" below.


      At the Meeting, in addition to approving a Proposed Advisory Agreement under Proposal 19 above, shareholders of each of the Sub-Advised Funds will be asked to approve a proposed sub-advisory agreement (each a "Proposed Sub-Advisory Agreement" and, collectively, the "Proposed Sub-Advisory Agreements") between WMA and each Sub-Advisor(s) for the fund. The terms of the proposed Proposed Sub-Advisory Agreements are the same in all material respects as those of the Current Sub-Advisory Agreements, including with respect to compensation. Copies of the forms of the Proposed Sub-Advisory Agreement for the Sub-Advisors are attached to this Proxy Statement/Prospectus as Appendix K.

      The Board of Trustees is proposing the Proposed Sub-Advisory Agreements for the Sub-Advised Funds because the closing of the Transaction discussed above will constitute a change in control of WMA, the advisor to each such fund, and pursuant to the terms of the Current Sub-Advisory Agreements, will result in their automatic termination.

        The schedule of fees payable to the Sub-Advisers under the Proposed Sub-Advisory Agreements will be the same as the schedule of fees currently payable to the Sub-Advisors under the corresponding Current Sub-Advisory Agreements. These fees are offset against the fees which the funds pay to WMA for advisory services. In addition, each Sub-Advisor will continue to provide the same sub-advisory services to its Sub-Advised Fund under the Proposed Sub-Advisory Agreements as provided under the Current Sub-Advisory Agreements. It is expected that sub-advisory services will continue to be provided by the same Sub-Advisor personnel under the Proposed Sub-Advisory Agreements as under the Current Sub-Advisory Agreements.

      The Proposed Sub-Advisory Agreements will become effective as of the closing of the Transaction. If the closing of the Transaction does not take place, the Proposed Sub-Advisory Agreements will not go into effect and the Current Sub-Advisory Agreements will continue in effect.

      Interim Sub-Advisory Agreements. To avoid a potential "orphanage" with respect to the portfolio management of any of the Sub-Advised Funds in the event of the closing of the Transaction without such fund's shareholders having approved its Proposed Sub-Advisory Agreement, the Board of Trustees has also, pursuant to Rule 15a-4 under the 1940 Act, approved interim sub-advisory agreements with the Sub-Advisors for each of the Sub-Advised Funds. Rule 15a-4, in relevant part, permits the appointment of an investment advisor or sub-advisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim sub-advisory agreements are the same as the Proposed Sub-Advisory Agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim sub-advisory agreement will remain in effect for a period up to 150 days from the date of termination of its corresponding Current Sub-Advisory Agreement, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the Proposed Sub-Advisory Agreements. If shareholders do not approve a Proposed Sub-Advisory Agreement for a Sub-Advised Fund, the Sub-Advisor for that fund will receive, for its services under the interim sub-advisory agreement, the lesser of the costs it incurred in performing such services or the amount (including accrued interest) in the escrow account.

BOARD CONSIDERATION

      The process undertaken, and the factors considered by the Board of Trustees, in approving the Proposed Sub-Advisory Agreements are described below under "Consideration by the Board of Trustees of Proposed Advisory and Sub-Advisory Agreements."

DESCRIPTION OF PROPOSED AND CURRENT SUB-ADVISORY AGREEMENTS

      Set forth below is a general description of the terms of the Proposed and Current Sub-Advisory Agreements. As stated above, each Proposed Sub-Advisory Agreement is the same in all material respects as its Current Sub-Advisory Agreement, and the Proposed and Current Sub-Advisory Agreements for all the Sub-Advised Funds are substantially the same. Copies of the form of Proposed Sub-Advisory Agreement for each Sub-Advisor are attached to this Proxy Statement/Prospectus as Appendix K.

      Investment Sub-Advisory Services. Each of the Proposed and Current Sub-Advisory Agreements has substantially the same provisions describing the investment sub-advisory services to be provided by the Sub-Advisor. Under each agreement, the Sub-Advisor, subject to the supervision of the Board of Trustees and WMA and with respect to the fund (or in the case of a co-Sub-Adviser, the portion of a fund managed by the Sub-Advisor), will (a) make investment decisions in accordance with the fund's investment objectives and policies as stated in the WMVT prospectus and statement of additional information as then in effect; (b) place purchase and sale orders on behalf of the fund to effectuate the investment decisions made; (c) maintain books and records with respect to the securities transactions of the fund; (d) furnish to the Board of Trustees such periodic, regular and special reports as the Board may request; and (f) treat confidentially, and as proprietary information of WMVT, all records and other information relative to the fund and prior, present or potential shareholders, and refrain from using such records and information for any purpose other than performance of its responsibilities and duties under the agreements. In providing services in accordance with the foregoing, the Sub-Advisor will supervise the fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the funds' assets.

      Under the Proposed and Current Sub-Advisory Agreements, each Sub-Advisor, subject to the over-riding objective of obtaining the best possible execution of orders, will place all orders for the purchase and sale of securities for the fund with brokers or dealers selected by the Sub-Advisor, which may include
brokers or dealers affiliated with the Sub-Advisor.   Purchase or sell orders
for the fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that no advisory account will be favored by the Sub-Advisor over any other account and each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis. The Sub-Advisor will use its best efforts to obtain execution of fund transactions at prices which are advantageous to the fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer.

        The Proposed and Current Sub-Advisory Agreements for each Sub-Advised Fund provide that the services of the Sub-Advisor are not exclusive to the fund, and each Sub-Advisor and its affiliates may render services to others.

      Fees. Each Sub-Adviser receives a fee based on the average daily net assets of the Sub-Advised Fund.*
The schedule of fees payable to the Sub-Advisors for investment advisory services under the Current Sub-Advisory Agreements is identical to the schedule of fees payable to the same Sub-Advisors under the Proposed Sub-Advisory Agreements. The schedule of fee rates for each Sub-Advised Fund under its Proposed and Current Sub-Advisory Agreements is set forth in Appendix G to this Proxy Statement/Prospectus. Amounts paid by each fund to its Sub-Advisor(s), or to an affiliate of such Sub-Advisor(s), during the fund's last fiscal year are set forth in Appendix I.

      *For purposes of determining sub-advisory fees:the assets of the Growth Fund are aggregated with the assets of the Growth Fund of WM Trust II, which has the same Sub-Advisor; the assets of the Small Cap Growth Fund are aggregated with the assets of the Small Cap Growth Fund of WM Trust II, which has the same Sub-Advisors; and the assets of the International Growth Fund are also subject to certain aggregation provisions, all of which are more fully described in the WMVT SAI.

        Payment of Expenses. Under the Proposed and Current Sub-Advisory Agreements, each Sub-Advisor bears all expenses in connection with the performance of its services under the agreements, which expenses do not include brokerage fees or commissions in connection with the effectuation of securities transactions.

        Standard of Liability. Under each Proposed and Current Sub-Advisory Agreement, each Sub-Advisor is required to exercise its best judgment in rendering sub-advisory services. Except as may otherwise be provided by federal securities laws, the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreements.

        Term and Continuance. If approved by shareholders of a Sub-Advised Fund, each Proposed Sub-Advisory Agreement will continue for a period of two years from its effective date, and will continue thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) a vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information"), provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Proposed Sub-Advisory Agreement is terminable, without penalty, on 30 days' written notice, by WMA, the Board of Trustees or by vote of holders of a Majority of the Outstanding Voting Securities of the fund, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement with WMA. Each Proposed Sub-Advisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Current Sub-Advisory Agreements contain the same provisions, although the initial dates of the agreements differ.


INFORMATION ABOUT THE SUB-ADVISORS

      Capital Guardian , with offices at 333 South Hope Street, Los Angeles, California 90071, is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately $157.3 billion as of December 31, 2005.

      Delaware, with offices at 2005 Market Street, Philadelphia, Pennsylvania 19103, is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of September 30, 2005, DMH and its subsidiaries had approximately $107.6 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries, and are subject to the ultimate control of Lincoln National Corporation.

      Janus, with offices at 151 Detroit Street, Denver, Colorado 80206, is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2005, JCG's assets under management were approximately $148.5 billion.

      Oberweis, with offices at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $1.8 billion in assets under management.

      Oppenheimer, with offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $200 billion in assets as of December 31, 2005, including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

      SaBAM, with offices at 399 Park Avenue, New York, New York 10022, is an indirect, wholly owned subsidiary of Legg Mason, Inc. SaBAM was established in 1987, and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, SaBAM had approximately $88.6 billion in assets under management. As described above under Proposal 6, SaBAM has advised that it is a party to a restructuring which contemplates, among other things, that all sub-advisory agreements of SaBAM relating to the WM Funds be transferred to an affiliate of SaBAM, CAM North America LLC (to be renamed ClearBridge Advisers LLC) on or about December 1, 2006. Section 15(a)(4) of the 1940 Act provides that an advisory contract terminates automatically in the event of its assignment. Rule 2a-6 under the 1940 Act provides, however, that a transaction which does not result in a change of actual control or management is not an assignment for purposes of Section 15(a)(4). SaBAM has further advised that the proposed transfers of its sub-advisory agreements will not result in a change in actual control or management or in a material amendment to those agreements and therefore can be effected without obtaining the approval of the shareholders of the WM Funds that would be required if the transfers constituted assignments.

      Each of the Sub-Advisors is registered as an investment advisor under the Advisers Act. For information regarding the management of each Sub-Advisor, see Appendix I to this Proxy Statement/ Prospectus. For information regarding other registered investment companies advised or sub-advised by the Sub-Advisors, including fee rates, see Appendix J to this Proxy Statement/Prospectus.

SHAREHOLDER APPROVAL

      To become effective with respect to a particular fund, the Proposed Sub-Advisory Agreement must be approved by a vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information") of the fund. If so approved by shareholders, the Proposed Sub-Advisory Agreement will become effective upon the closing of the Transaction. If the Proposed Sub-Advisory Agreement is not approved by shareholders of a fund and the closing of the Transaction takes place, the Current Sub-Advisory Agreement will terminate upon such closing and the interim sub-advisory agreement will become effective pending further action by the Board of Trustees.

        THE BOARD OF TRUSTEES OF WMVT RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED FUND VOTE "FOR" THE APPROVAL OF THE APPLICABLE PROPOSED SUB-ADVISORY AGREEMENT(S).


                     CONSIDERATION BY THE BOARD OF TRUSTEES
                OF PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

      In connection with the August 2006 approval of the Proposed Advisory and Sub-Advisory Agreements, the Board of Trustees of WMVT, the Independent Trustees and the Investment Committee (the "Committee") relied on the information provided in connection with the approval of the corresponding current agreements in May 2006, as supplemented by expense and performance information provided by Lipper Inc. for periods ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006 which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by PMC that, subsequent to its acquisition of WMA, there is not expected to be any reduction in the nature, quality and extent of services provided to the funds by WMA; the fact that the substantive terms of the Proposed Advisory and Sub-Advisory Agreements, including the advisory and sub-advisory fees payable thereunder, were not changing as a result of the acquisition; and representations by PMC that no changes were expected in either the WMA investment professionals who would be providing services to the funds or the amount of time and attention that would be devoted by such investment professionals to the funds.

                BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

      Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue WMVT's advisory agreements. The 1940 Act requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of WMVT's advisory agreements. In May 2006, the Board and the Independent Trustees approved the continuation of WMVT's investment advisory agreements with WMA and each of the sub-advisors (each an "Agreement" and together the "Agreements"), in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

REVIEW PROCESS:
      The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to WMVT and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of WMA and in private session with independent legal counsel at which no representatives of WMA were present. The Committee, in deciding to recommend continuation of the Agreements, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a fund-by-fund basis and their deliberations were made separately in respect of each fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that each of the Acquired Funds (other than the WMVT SAM Portfolios) is managed in a style substantially identical to that of a corresponding series of WM Trust I or WM Trust II (each, a "Retail Fund") and that each of the WMVT SAM Portfolios is managed in a style substantially identical to that of a corresponding series of WM Strategic Asset Management Portfolios, LLC (each, a "WM SAM Portfolio"), and reviewed the Acquired Funds simultaneously with their review of the corresponding Retail Funds and WM SAM Portfolios.

MATERIALS REVIEWED:
      During the course of each year, the Board receives a wide variety of materials relating to the services provided by WMA and its affiliates, including reports on:each fund's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; WMA's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by WMA and its affiliates to the funds. With respect to performance attribution of the WMVT SAM Portfolios, the Board, the Independent Trustees and the Committee focused in particular on the Balanced Portfolio, as the corresponding performance attribution for the other portfolios typically varies in proportion to the greater or lesser risk profiles of those portfolios. In addition, in connection with its annual consideration of WMVT's Agreements, the Board requests and reviews supplementary information regarding the terms of the Agreements, performance and expense information for other investment companies derived from data compiled by Lipper Inc., a third-party data provider ("Lipper"), data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly traded companies prepared by Lipper, as well as additional information prepared by WMA, including financial and profitability information regarding WMA and its affiliates, descriptions of various functions undertaken by WMA, such as compliance monitoring practices, and information about the personnel providing investment management to the funds. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that WMA and its affiliates have entered into with various intermediaries that sell shares of the funds.
The Board also requested and reviewed information relating to other services provided to the funds by WMA and its affiliates under other agreements, information regarding so-called "fall-out" benefits to WMA and its affiliates due to their other relationships with the funds, such as the administrative services contract with WMA described below. The Board and the Committee also received and reviewed comparative performance information regarding the funds at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:
      Nature and Extent of Services - In considering the continuation of the Agreements, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by WMA, its affiliates and the sub-advisors. For each fund, WMA or the relevant sub-advisor, as applicable, formulates each fund's investment policies (subject to the terms of the prospectus); analyzes economic trends and capital market developments (with a view to optimizing asset allocations for the portfolios); evaluates the consistency, style and quality of the investment services provided to the funds in which the WMVT SAM Portfolios invest; evaluates the risk/return characteristics of each of the funds by reference to the specific security holdings of each fund; constructs each fund (including actively managing the asset allocation through daily cash flows); monitors each fund's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by WMA and the sub-advisors in managing the funds. The Board, the Independent Trustees and the Committee considered the extent to which the investment style employed for the WMVT SAM Portfolios differs from that of funds that are simply rebalanced periodically to specific static allocations, including performance attribution information showing the effect on performance of WMA's asset allocation decisions. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of WMA and the sub-advisors as well as other resources available to WMA and the sub-advisors, including research services available to WMA and the sub-advisors as a result of securities transactions effected for the funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to WMA and the sub-advisors and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of WMA in resolving potential disputes arising under its investment advisory agreements with the WM Funds to be in the best interests of shareholders.

      Quality of Services - The Board, the Independent Trustees and the Committee considered the quality of the services provided by WMA and the sub-advisors and the quality of their resources that are available to the funds.
The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of WMA, its affiliates and the sub-advisors, and the size and functions of their staffs, as well as the reputation of WMA and the sub-advisors. The Board, the Independent Trustees and the Committee considered the complexity of managing the funds relative to other types of funds, including, for the WMVT SAM Portfolios, both other funds that pursue their objectives through investments in mutual funds (so-called "funds-of-funds"), other funds that pursue their objectives by investing directly in portfolio securities, and mutual fund wrap accounts that offer asset allocation services. In evaluating the scope and quality of the services provided by WMA and the sub-advisors to the funds, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or trustees of the Retail Funds and WM SAM Portfolios and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the funds by WMA and its affiliates under other agreements.

      The Board, the Independent Trustees and the Committee concluded that the services provided by WMA and the sub-advisors have benefited and should continue to benefit the funds and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of WMA and the sub-advisors were well suited to the funds, given their investment objectives and policies. The Board, the Independent Trustees, and the Committee concluded that the scope of the services provided to the funds by WMA, its affiliates and the sub-advisors under the Agreements was consistent with the funds' operational requirements, including, in addition to their investment objectives, compliance with the funds' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by WMA and the sub-advisors were sufficient, in light of the resources dedicated by WMA and the sub-advisors and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreements.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:
      In their evaluation of the quality of the portfolio management services provided by WMA and the sub-advisors, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the funds' portfolio managers. The Board, the Independent Trustees and the Committee considered the funds' record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the funds' historical performance to relevant market indices or blends of market indices for the 1-, 3- and 5-year (or since inception) periods ended March 31, 2006, and to average performance information for peer groups prepared by Lipper based on the performance of other investment companies with similar investment objectives (including for the WMVT SAM Portfolios, separately, both funds-of-funds and funds investing directly in portfolio securities) over the 1-, 3-, 5- and 10-year periods (to the extent applicable) ended December 31, 2005. In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board, the Independent Trustees and the Committee concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Agreements. Those factors varied from fund to fund, but included one or more of the following:
(i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that WMA had taken or was taking steps designed to improve the fund's investment performance. For the WMVT SAM Portfolios, the Board, the Independent Trustees and the Committee focused, in particular, on the performance of the Balanced Portfolio as compared to other mutual funds categorized by Lipper as "balanced funds." The Board, the Independent Trustees and the Committee considered the difficulty in identifying peer groups for the WMVT SAM Portfolios other than the Balanced Portfolio. The Board, the Independent Trustees and the Committee determined that the SAM Portfolios other than the Balanced Portfolio performed consistently with their risk profiles relative to the Balanced Portfolio and that such portfolios' performance should be and was symmetrically arrayed around the performance of the Balanced Portfolio. The Board, the Independent Trustees and the Committee noted that the WMVT SAM Portfolios had performed well relative to their respective blended index benchmarks over the 1-, 3- and 5-year periods and that the Balanced Portfolio had outperformed its peer average (for both funds-of-funds and funds investing directly in portfolio securities) for the 1-, 3- and 5-year periods. The Board, the Independent Trustees and the Committee noted that the other portfolios had outperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 5-year period, although they had generally underperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 1- and 3-year periods. The Board, the Independent Trustees and the Committee discussed with WMA the reasons for this recent relative underperformance, and the conditions under which the WMVT SAM Portfolios other than the Balanced Portfolio should be expected to outperform or underperform relative to their Lipper peer averages, given the "core" allocations of such portfolios. After reviewing the foregoing factors, the Board, the Independent Trustees and the Committee concluded that WMA's and the sub-advisors' performance record and investment processes used in managing the funds were sufficient to merit approval of the continuation of the Agreements.

MANAGEMENT FEES AND EXPENSES:
      The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative, transfer agent, and service and distribution fees paid to its affiliates and the sub-advisors and the total expenses borne by the funds. The Board, the Independent Trustees and the Committee considered both the total expenses borne directly by the WMVT SAM Portfolios and the total expenses borne on an aggregate basis, including the expenses borne indirectly through the WMVT SAM Portfolios' investments in the funds. They discussed trends in total expense ratios for the funds. The Board, the Independent Trustees and the Committee reviewed the administrative fees paid by the SAM Portfolios to WMA, the transfer agency fees paid by the funds to WMSS, an affiliate of WMA, and the distribution (12b-1) fees paid to the WMFD. The Board, the Independent Trustees and the Committee considered the funds' management fees relative to those of their respective peer groups as determined by Lipper. They also considered average expenses for peer groups identified by Lipper for the SAM Portfolios, including Lipper peer groups comprised of funds that invest directly in portfolio securities, and Lipper peer groups comprised exclusively of funds-of-funds. The Board, the Independent Trustees and the Committee noted that the number of funds-of-funds identified by Lipper had increased from prior years, and considered the relative merits of broader and more focused expense comparison groups. The Board, the Independent Trustees and the Committee considered the similarity of the WMVT SAM Portfolios to mutual fund wrap accounts, and reviewed and considered a report provided by Cerulli on mutual fund wrap accounts, including data on average annual advisory fees. The Board, the Independent Trustees and the Committee considered information provided by Lipper comparing the total expenses of funds-of-funds, including and excluding underlying fund expenses, to those of the WMVT SAM Portfolios. The Board, the Independent Trustees and the Committee concluded that the total expenses of funds-of-funds, including underlying fund expenses, represented the best comparison for the expenses of the SAM Portfolios, because they reflected all of the expenses borne directly and indirectly by investors. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:
      Profitability - The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by WMA and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the funds. The Board, the Independent Trustees and the Committee considered trends in the profitability of WMA and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that WMA must be able to pay and retain experienced professional personnel at competitive rates to provide services to the funds (and in connection therewith reviewed information regarding the structure of compensation of WMA's investment professionals) and that maintaining the financial viability of WMA is important in order for it to continue to provide significant services to the funds and their shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits WMA receives as a result of its relationship with the funds, including compensation paid to WMA and its affiliates under other agreements, such as administrative fees to WMA, transfer agency fees to WMSS, and 12b-1 fees and sales charges to the WMFD, as well as research provided to WMA in connection with portfolio transactions effected on behalf of the funds (soft dollar arrangements) and reputational benefits. The Trustees considered the fact that the structure of breakpoints for WMA's fees and the fees of the sub-advisors for funds with multiple sub-advisors was such that, assuming relatively equal allocation of fund assets among all sub-advisors, WMA's fee would be reduced by breakpoints at lower asset levels than those at which WMA might benefit from breakpoints in the fees of the sub-advisors. The Trustees did not evaluate the profitability to the sub-advisors of their relationships with the funds because the structure of the Agreements is such that the fees payable to WMA are reduced by any fees payable to the sub-advisors and they concluded that negotiations between WMA and the sub-advisors had been entirely at arm's length.

      Economies of Scale - The Board, the Independent Trustees and the Committee reviewed the extent to which WMA may realize economies of scale in managing and supporting the funds and the current level of fund assets in relation to the breakpoints in the funds' advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized (if at all) by WMA across a variety of products and services, including the funds.

      The Board, the Independent Trustees and the Committee concluded that the funds' cost structure was reasonable given the scope and quality of the services provided to the funds and that WMA was sharing any economies of scale with the funds and their shareholders.

ADDITIONAL CONSIDERATIONS:
      The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by WMA to other clients. The Trustees considered the procedures of WMA designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of WMA in these matters.

CONCLUSIONS:
      Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements, including the fees payable to WMA and the sub-advisors, are fair and reasonable to the funds and their shareholders given the scope and quality of the services provided to the funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the funds and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreements.

                               VOTING INFORMATION

      This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of the Acquired Funds of proxies to be used at the Meeting.

      VOTING PROCEDURES. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise; (i) by sending written notice to the Secretary of the WM Group of Funds, 1201 Third Avenue, 22[nd] Floor, Seattle, Washington 98101 prior to the meeting; (ii) by subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

      VOTING RIGHTS. Only shareholders of record at the close of business on October 17, 2006 (the "Record Date") are entitled to vote. The shareholders of the Class 1 and Class 2 shares of each Acquired Fund will vote together on each proposal submitted to the shareholders of that fund. You are entitled to one vote on each proposal submitted to the shareholders of a fund for each share of the fund which you hold, and fractional votes for fractional shares held. Approval of each proposal requires the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean with respect to a fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the fund present at the meeting of the fund, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the fund (a "Majority of the Outstanding Voting Securities").

      The number of votes eligible to be cast at the meeting as of the Record Date with respect to each Acquired Fund and other share ownership information are set forth in Appendix L to this Proxy Statement/Prospectus.

      QUORUM REQUIREMENTS. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of a majority of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that fund. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the Proposals may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

      In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

      Contract Owner Voting Instructions. Shares of WMVT are sold to insurance company separate accounts and are used to fund variable annuity and life insurance contracts. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by each insurance company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes."

      SOLICITATION PROCEDURES. WMVT intends to solicit proxies by mail. Officers or employees of WMVT, WMA or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed for their out-of-pocket expenses. WMVT has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimates that the cost of such services will be approximately $70,000.

      EXPENSES OF THE MEETING. The expenses of the Meeting for each Acquired Fund will be treated as an expense related to the Reorganization and allocated in the manner described above under "Information Regarding the Reorganization -- Agreement and Plan of Reorganization."


                              FINANCIAL STATEMENTS

      The financial highlights of the WMVT Funds contained in the WMVT Prospectus are incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of the WMVT Funds incorporated by reference into the Statement of Additional Information have been so incorporated by reference in reliance on the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

      The unaudited financial highlights of the WMVT Funds as of June 30, 2006 are incorporated by reference to the Semi-Annual Report to Shareholders of the WMVT Funds for the six-month period ended June 30, 2006.

      The financial statements of the Existing Acquiring Funds for the fiscal year ended December 31, 2005 incorporated by reference into the related Statement of Additional Information have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

      The unaudited financial highlights of the Existing Acquiring Funds as of June 30, 2006 are included in Appendix M to this Proxy Statement/Prospectus.

                                 LEGAL MATTERS

      Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Michael D. Roughton, Esq., Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett, PLLC.


                                 OTHER MATTERS

      We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

      Shareholder proposals to be presented at any future meeting of shareholders of any Acquired Fund must be received by the Acquired Fund a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                   BY ORDER OF THE BOARD OF TRUSTEES OF WMVT


November __, 2006
Seattle, Washington


Footnotes

][1][] As part of this agreement, PMC reserved the right to request that the directors of PVC relieve it from the cap in the event of catastrophic market conditions.


Endnotes
                                   APPENDICES

                                                                      Appendix A

                   AGREEMENT AND PLAN OF REORGANIZATION (WMVT)

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of _______, 2006, by and among Principal Variable Contracts Fund, Inc. ("PVC"), a Maryland corporation, on behalf of its separate series listed below (the "Acquiring Funds") and WM Variable Trust ("WMVT"), a Massachusetts business trust, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc. ("NAC"), a Delaware corporation.

                                             Corresponding
 Acquired Funds                              Acquiring Funds
 --------------                              ---------------
 Equity Income Fund                   --     Equity Income Account I*
 Growth Fund                          --     Growth Account
 Growth & Income Fund                 --     LargeCap Blend Account
 Income Fund                          --     Income Account*
 International Growth Fund            --     Diversified International Account
 Mid Cap Stock Fund                   --     MidCap Stock Account*
 Money Market Fund                    --     Money Market Account
 REIT Fund                            --     Real Estate Securities Account
 Short Term Income Fund               --     Short Term Income Account*
 Small Cap Growth Fund                --     SmallCap Growth Account
 Small Cap Value Fund                 --     SmallCap Value Account
 Balanced Portfolio                   --     Balanced Portfolio*
 Conservative Balanced Portfolio      --     Conservative Balanced Portfolio*
 Conservative Growth Portfolio        --     Conservative Growth Portfolio*
 Flexible Income Portfolio            --     Flexible Income Portfolio*
 Strategic Growth Portfolio           --     Strategic Growth Portfolio*
 U.S. Government Securities Fund      --     Mortgage Securities Account*
 West Coast Equity Fund               --     West Coast Equity Account*

         This Agreement shall be deemed to be a separate agreement between WMVT, on behalf of each Acquired Fund, and PVC, on behalf of the corresponding Acquiring Fund. As used herein, unless the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the "Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PVC that are being organized in connection with the transactions contemplated by this Agreement. These Acquiring Funds are indicated above by an asterisk. They will not commence operations until the Closing. The provisions of this Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the "Existing Acquiring Funds.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund (as defined in Section 1.3) in exchange solely for Class 1 and Class 2 voting shares of capital stock of the Acquiring Fund (the "Acquiring Fund Shares");
(ii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests; and (iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

         WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of PVC has determined that the Reorganization is in the best interests of the Acquiring Fund; and

         WHEREAS, the Board of Trustees of WMVT has determined that the Reorganization is in the best interests of the Acquired Fund;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

         1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

         (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

         (b) The Acquiring fund will assume the Stated Liabilities of the Acquired Fund as set forth in Section 1.3; and

         (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

         Such transactions shall take place at the closing provided for in
Section 3.1 (the "Closing").

         The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class 1 shares of the Acquiring Fund correspond to Class 1 shares of the Acquired Fund; and Class 2 shares of the Acquiring Fund correspond to Class 2 shares of the Acquired Fund.

         1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

         The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the Reorganization by the Board of Trustees of WMVT, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

         1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

         1.4. Liquidation and Distribution. Immediately after the transfer of Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of Acquired Fund Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

         1.6 Surrender of Certificates. With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for Acquired Fund Shares, if any, on the Closing Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other investment companies, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

         1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         1.9 Termination and Dissolution. As soon as practicable after the Closing Date, WMVT shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.

         1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WMVT relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PVC from and after the Closing Date and shall be turned over to PVC as soon as practicable after the Closing Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

         1.11 Action by PVC and WMVT. PVC shall take on behalf of the Acquiring Fund all actions expressed herein as being the obligations of the Acquiring Fund. WMVT shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.       VALUATION

         2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

         2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund Prospectus.

3.       CLOSING AND CLOSING DATE

         3.1. Closing Date. The Closing shall be held on January 5, 2007 (the "Closing Date"), at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392, or at such other time and place as PVC and WMVT may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the NYSE on the Closing Date (the "Effective Time").

         3.2 Statement of Assets and Stated Liabilities. WMVT will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WMVT will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Closing Date, and certified by the principal accounting officer of WMVT.

         3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

         3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

         3.5 Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring Fund, together with such other documents as may be required by the Acquiring Fund or its custodian.

         3.6 Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

         3.7. Effect of Suspension in Trading. In the event that on the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PVC and WMVT may agree.

4.  REPRESENTATIONS AND WARRANTIES

         4.1 The  Acquired  Fund.  WMVT on behalf of the  Acquired  Fund
             -------------------
represents  and  warrants  to PVC and the Acquiring Fund as follows:

         (a) Organization, Existence, etc. WMVT is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WMVT is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WMVT representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WMVT and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

         (b) Registration as Investment Company. WMVT is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of WMVT and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement on N-14 and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to WMVT and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WMVT and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WMVT with respect to WMVT or the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WMVT relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) No Violation. Each of WMVT and the Acquired Fund is not in violation of Massachusetts law or in any material respect of any provision of WMVT's Declaration of Trust or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WMVT or the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WMVT or the Acquired Fund is a party or by which it is bound.

         (f) Contracts. Each of WMVT and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

         (g) Litigation. To the knowledge of WMVT and the Acquired Fund, except as has been disclosed in writing to PVC, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WMVT or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WMVT and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP . True and complete copies of such statements have been furnished to PVC. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired Fund for the six months ended June 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WMVT. True and complete copies of such statements have been furnished to PVC. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to December 31, 2005, liabilities previously disclosed to and accepted by PVC and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

         (i) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PVC. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of WMVT and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WMVT and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of WMVT and the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WMVT and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of WMVT and the Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WMVT and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of WMVT consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WMVT) by WMVT and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WMVT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PVC or the corresponding Acquiring Fund for purposes of the Reorganization.

         (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PVC.

         (n) Authority Relative to this Agreement. WMVT, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WMVT, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WMVT and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) No Distribution. The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired Fund as provided in Section 1.4.

         (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WMVT on behalf of the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         (r) The Assets. At the Closing Date, WMVT, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to Section 1.1(a) and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

         (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

         (t) Restricted Securities. No registration of any of the Assets of the Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

         (u) Variable Contract Diversification Requirements. WMVT and the Acquired Fund currently are, at all times since their inception have been, and will continue to be up until and at the Effective Time in compliance with
Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5 (relating to the diversification requirements for variable annuity, endowment and life insurance contracts) as if those provisions applied directly to that Fund. The Acquired Fund's shares are (and since its inception have been) held only by (i) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (ii) other purchasers of the kind specified in Treas. Reg.
Section 1.817-5(f)(3) as from time to time in effect, and at the Effective Time will be held only by purchasers of the types specified in clauses (i) and (ii) of this sentence.

         4.2 Acquiring Fund. PVC on behalf of the Acquiring Fund represents and warrants to WMVT and the Acquired Fund as follows:

         (a) Organization, Existence, etc. PVC is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PVC is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund is a legally designated, validly existing series of shares of PVC representing interests in a separate portfolio thereof under the laws of Maryland. Each of PVC and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         (b) Registration as Investment Company. PVC is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of PVC and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PVC and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to PVC and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WMVT and the Acquired Fund furnished to the Acquiring Fund by WMVT or the Acquired Fund. From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by PVC with respect to PVC and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The Acquiring Fund Prospectus and shareholder reports of PVC relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) Acquiring Fund Assets. At the Closing Date, PVC, on behalf of the Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

         (f) No Violation. Each of PVC and the Acquiring Fund is not in violation of Maryland law or in any material respect of any provision of PVC's Articles of Incorporation or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PVC or the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PVC or the Acquiring Fund is a party or by which it is bound.

         (g) Litigation. To the knowledge of PVC and the Acquiring Fund, except as has been disclosed in writing to WMVT, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PVC or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PVC and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WMVT. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring Fund for the six months ended June 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PVC. True and complete copies of such statements have been furnished to WMVT. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to December 31, 2005, liabilities previously disclosed to and accepted by WMVT and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring Fund.

         (i) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WMVT. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of PVC and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PVC and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of PVC and the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PVC and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of PVC and the Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PVC and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of PVC consists of [ ] shares of capital stock of such number of different series as the Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of PVC) by PVC and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date. The shares are not subject to preemptive or dissenter's rights.

         (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WMVT.

         (n) Authority Relative to this Agreement. PVC, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PVC, and this Agreement constitutes the valid and binding obligation of PVC and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         (q) Variable Contract Diversification Requirements. PVC and the Acquiring Fund currently are, at all times since their inception have been, and will continue to be up until and at the Effective Time in compliance with
Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5 (relating to the diversification requirements for variable annuity, endowment and life insurance contracts) as if those provisions applied directly to that Fund. The Acquiring Fund's shares are (and since its inception have been) held only by (i) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (ii) other purchasers of the kind specified in Treas. Reg.
Section 1.817-5(f)(3) as from time to time in effect, and at the Effective Time will be held only by purchasers of the types specified in clauses (i) and (ii) of this sentence.

5.  COVENANTS

         5.1 The Acquired Fund.  WMVT on behalf of the Acquired Fund covenants
             -----------------
 and agrees as follows:

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WMVT with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Meeting of the Acquired Fund's Shareholders. WMVT will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December 15, 2006 or such other date to which WMVT and PVC may agree.

         (c) Registration Statement. In connection with the preparation of the Registration Statement, WMVT will cooperate with PVC and will furnish to PVC the information relating to the Acquired Funds required to be included in the Registration Statement.

         (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PVC and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the corresponding Acquiring Fund will succeed to and take into account as a result of Section 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WMVT.

         5.2 The Acquiring Fund.  PVC on behalf of the Acquiring Fund covenants
             ------------------
and agrees as follows:

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PVC with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Registration Statement. PVC will prepare and file the Registration Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in Section 5.1(b).

         (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WMVT and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (d) Continued Operations. PVC will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

         6.1 The Acquired Fund. The obligations of WMVT on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PVC and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. PVC on behalf of the Acquiring Fund shall have delivered to WMVT on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer, in form and substance satisfactory to WMVT and dated as of the Closing Date, to the effect that the representations and warranties of PVC on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that PVC and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. WMVT on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WMVT, to the following effect:

(i) PVC is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PVC, and the Acquiring Fund is a separate series of PVC constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and Bylaws of PVC;

(ii) This Agreement has been authorized, executed and delivered by the Acquiring Fund and, assuming the Registration Statement referred to in
          Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WMVT and the Acquired Fund, is the valid and binding obligation of PVC and the Acquiring Fund enforceable against PVC and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

(iv) The Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B1, Class C and Class I shares of capital stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(v) The execution and delivery of this Agreement did not, and the performance by PVC and the Acquiring Fund of their obligations hereunder will not, violate the PVC Articles of Incorporation or Bylaws, or any provision of any material agreement known to such counsel to which PVC or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PVC or the Acquiring Fund is a party or by which it is bound;

(vi) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PVC and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

(vii) Such counsel does not know of any legal or governmental proceedings relating to PVC or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

(viii) PVC is registered with the SEC as an investment company under the 1940 Act; and

(ix) To the knowledge of such counsel, except as has been disclosed in writing to WMVT, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PVC or the Acquiring Fund or any of their properties or assets or any person whom PVC or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PVC and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         6.2 The Acquiring Fund. The obligations of PVC on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WMVT and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. WMVT on behalf of the Acquired Fund shall have delivered to PVC on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to PVC and dated as of the Closing Date, to the effect that the representations and warranties of WMVT on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WMVT and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. PVC on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(i) WMVT is a business trust organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of WMVT, and the Acquired Fund is a separate series of WMVT constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of WMVT;

(ii) This Agreement has been authorized, executed and delivered on behalf of WMVT and the Acquired Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by PVC and the Acquiring Fund, is the valid and binding obligation of WMVT and the Acquired Fund enforceable against WMVT and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

(iv) The execution and delivery of this Agreement did not, and the performance by WMVT and the Acquired Fund of their obligations hereunder will not, violate the WMVT Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which WMVT or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WMVT or the Acquired Fund is a party or by which it is bound;

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WMVT and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(vi) Such counsel does not know of any legal or governmental proceedings relating to WMVT or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

(vii) WMVT is registered with the SEC as an investment company under the 1940 Act; and

(viii) To the knowledge of such counsel, except as has been disclosed in writing to PVC, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WMVT or the Acquired Fund or any of their properties or assets or any person whom WMVT or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of WMVT and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (c) Distributions. Prior to the Closing Date, WMVT on behalf of the Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund) shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         (d) Tax Certificate. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of WMVT, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

         (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

         6.3 Further Conditions Precedent. The respective obligations of WMVT on behalf of the Acquired Fund and PVC on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

         (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

         (b) Closing under Stock Purchase Agreement. The closing under the Stock Purchase Agreement dated as of July 25, 2006 among Washington Mutual, Inc., New American Capital, Inc., Principal Financial Group, Inc. and Principal Management Corporation shall have occurred.

         (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WMVT and PVC to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         (e) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (f) Tax Opinion. WMVT on behalf of the Acquired Fund and PVC on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema Gossett PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of the Assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

(iv) The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(v) The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

(vi) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares;

(vii) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(viii) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

(ix) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

         The opinion will be based on certain factual certifications made by officers of WMVT and PVC and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7. FEES AND EXPENSES

         Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WMVT, the Acquired Fund and NAC shall be paid by NAC and (b) by PVC, the Acquiring Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys' fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations (including the solicitation of voting instructions from owners of variable annuity and variable life insurance products) contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2(c) and
(d), 7, 8, 11 and 12.

9.  TERMINATION

         9.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

         9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

         9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WMVT on behalf of the Acquired Fund and PVC on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

         All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and retun receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

         (a)       if to PVC or the Acquiring Fund, to it at:

                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, IA  50392
                   Attn:  Michael D. Roughton, Esq.
                   Telecopy:  (515) 248-3011
                   Confirmation:  (515) 248-3842

          with a copy to:
                   Dykema Gossett PLLC
                   1300 I Street, N.W.
                   Suite 300-West
                   Washington, D.C.  20005
                   Attn:  John W. Blouch, Esq.
                   Telecopy:  (202) 906-8669
                   Confirmation:  (202) 906-8600

          (b) if to WMVT or the Acquired Fund, to it at:

                   WM Variable Trust
                   1201 3rd Avenue
                   22nd Floor
                   Seattle, WA,  98101
                   Attn:  William G. Papesh
                   Telecopy:
                   Confirmation:

          with a copy to:
                   Ropes & Gray LLP
                   One International Place
                   Boston, MA  02110
                   Attn:  Brian D. McCabe, Esq.
                   Telecopy:  (617) 951-7050
                   Confirmation:  (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12. GENERAL

         12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

         12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         12.5 Waivers. At any time prior to the Effective Time of the Reorganization, each of WMVT, on behalf of the Acquired Fund, and PVC, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders or owners of Variable Contracts that are funded by its shares) or any Acquiring Fund (or its shareholders or owners of Variable Contracts that are funded by its shares) shall be made only with the consent of the Board of WMVT or PVC, respectively.

         12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WMVT on behalf of the Acquired Fund and PVC on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

         12.7 Limitation of Liability. It is expressly agreed that the obligations of WMVT hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of WMVT personally, but shall bind only the property of the Acquired Funds, as provided in the Declaration of Trust of WMVT. Moreover, no Acquired Fund shall be responsible for the obligations of another Acquired Fund hereunder, and all persons shall look only to the assets of each Acquired Fund to satisfy the obligations of that Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of WMVT on behalf of it and each of the Acquired Funds and signed by authorized officers of WMVT, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of WMVT and each Acquired Fund as provided in the Declaration of Trust of WMVT.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President as of the date first written above.

WM VARIABLE TRUST                       PRINCIPAL VARIABLE CONTRACTS FUND, INC.
on behalf of each of the following      on behalf of each of the following
Acquired Funds:                         Acquiring Funds:

Equity Income Fund                      Equity Income Account I
Growth Fund                             Growth Account
Growth & Income Fund                    LargeCap Blend Account
Income Fund                             Income Account
International Growth Fund               Diversified International Account
Mid Cap Stock Fund                      MidCap Stock Account
Money Market Fund                       Money Market Account
REIT Fund                               Real Estate Securities Account
Short Term Income Fund                  Short Term Income Account
Small Cap Growth Fund                   SmallCap Growth Account
Small Cap Value Fund                    SmallCap Value Account
Balanced Portfolio                      Balanced Fund
Conservative Balanced Portfolio         Conservative Balanced Portfolio
Conservative Growth Portfolio           Conservative Growth Portfolio
Flexible Income Portfolio               Flexible Income Portfolio
Strategic Growth Portfolio              Strategic Growth Portfolio
U.S. Government Securities Fund         Mortgage Securities Account
West Coast Equity Fund                  West Coast Equity Account



By: ________________________________           By:     _______________________________
    William G. Papesh                                  Ralph C. Eucher
    President and Chief Executive Officer              President and Chief Executive Officer



NEW AMERICAN CAPITAL, INC.                     PRINCIPAL MANAGEMENT CORPORATION



By: _________________________________          By: ______________________________
       [Name]                                        Ralph C. Eucher
       President                                     President

                                                                    Appendix B

                COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of PVC, on behalf of the Acquiring Funds, and WMVT, on behalf of the Acquired Funds, has adopted "fundamental" investment restrictions that may not be changed for any fund without the approval of a "majority of the outstanding voting securities" (as defined under "Voting Information - Voting Rights") of the affected fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.

         The table below compares the principal fundamental restrictions that apply to the Acquiring Funds, the Acquired Funds (other than the WMVT SAM Portfolios) and the WMVT SAM Portfolios. As indicated in the table, the fundamental investment restrictions of the Acquiring Funds are substantially the same for each Acquiring Fund (exceptions are noted), while there are variations in the principal fundamental investment restrictions that apply to the different Acquired Funds.

         Additional fundamental investment restrictions that apply only to certain of the Acquired Funds are set forth following the table.

           Comparison of Principal Fundamental Investment Restrictions


---------------------------------------- ----------------------------------------- --------------------------------------
                                                    Applicable to WMVT
           Applicable to PVC                          Acquired Funds                        Applicable to WMVT
            Acquiring Funds                  (except the WMVT Sam Portfolios)                 SAM Portfolios

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Senior Securities:                       Senior Securities:                        Senior Securities:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each  Fund  may not  issue  any  senior  The  REIT,  Equity  Income,  West  Coast  Each Portfolio may not issue senior
securities.                              Equity,  Mid Cap  Stock  and  Small  Cap  securities (as defined in the 1940
                                         Value  Funds may not  issue  any  senior  Act) except as permitted by rule,
Purchasing and selling securities and    securities  (as defined in the 1940 Act)  regulation or order of the SEC.
futures contracts and options thereon    except as permitted by rule,  regulation
and borrowing money in accordance        or order of the SEC.
with  restrictions described below do
not involve the issuance of a senior
security.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Commodities:                             Commodities:                              Commodities:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not invest in physical     Each Fund may not invest in               Each Portfolio may not purchase or
commodities or commodity contracts       commodities, except that the Growth &     sell physical commodities unless
(other than foreign currencies), but     Income, Growth, Small Cap Growth,         acquired as a result of ownership of
it may purchase and sell financial       International Growth, Short Term          securities or other instruments,
futures contracts, options on such       Income, U.S. Government Securities and    except that:
contracts, swaps and securities backed   Income Funds may invest in futures
by physical commodities.                 contracts and options on futures          -- the Portfolios may purchase or
                                         contracts.  The entry into forward        sell options or futures contracts or
                                         foreign currency exchange contracts is    invest in securities or other
                                         not and shall not be deemed to involve    instruments backed by physical
                                         investing in commodities.                 commodities.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Real Estate:                             Real Estate:                              Real Estate:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not invest in real         Each Fund may not  purchase or sell real  Each Portfolio may not purchase or
estate, although it may invest in        estate  or  interests  in  real  estate,  sell real estate including limited
securities that are secured by real      except that:                              partnership interests, except that:
estate and securities of issuers that
invest or deal in real estate.           --the  Growth &  Income,  Growth,  Small  --the Portfolios may purchase and
                                         Cap Growth,  International Growth, Short  sell securities of companies that
                                         Term     Income,     U.S.     Government  deal in real estate and may purchase
                                         Securities,   Income  and  Money  Market  and purchase and sell securities
                                         Funds may purchase  and sell  securities  that are secured by interests in
                                         that   are    secured,    directly    or  real estate.
                                         indirectly,   by  real  estate  and  may
                                         purchase  securities issued by companies
                                         that invest or deal in real estate; and

                                         --the REIT,  Equity  Income,  West Coast
                                         Equity,  Mid Cap  Stock  and  Small  Cap
                                         Value   Funds  may  invest  in  publicly
                                         traded real estate investment trusts.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Borrowing:                               Borrowing:                                Borrowing:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not borrow money, except   Each Fund may not borrow money, except    Each Portfolio may not borrow money,
as permitted under the 1940 Act, as      that:                                     except that:
amended, and as interpreted, modified
or otherwise permitted by regulatory     --(a) the Growth & Income, Growth,        --the Portfolios may borrow money
authority having jurisdiction, from      Small Cap Growth, International Growth,   from banks for temporary or
time to time.                            Short Term Income, U.S. Government        emergency (not leveraging) purposes
                                         Securities, Income and Money Market       including the meeting of redemption
                                         Funds may (i) enter into reverse          requests that might otherwise
                                         repurchase agreements, or (ii) borrow     require the untimely disposition of
                                         from banks for temporary (not             securities in an aggregate amount
                                         leveraging) purposes, including the       not exceeding 30% of the value of
                                         meeting of redemption requests that       the Portfolio's total assets
                                         might otherwise require the untimely      (including the amount borrowed) at
                                         disposition of securities or pending      the time the borrowing is made; and
                                         settlement of securities transactions
                                         or for emergency or extraordinary         --whenever a Portfolio's borrowings
                                         purposes in an aggregate amount not       exceed 5% of the value of a
                                         exceeding 30% of the value of the         Portfolio's total assets, the Fund
                                         Fund's total assets (including the        will not purchase any securities.
                                         amount borrowed) valued at market less
                                         liabilities (not including the amount
                                         borrowed) at the time the borrowing is
                                         made, and (b) the Growth & Income,
                                         Growth, Small Cap Growth, International
                                         Growth, Short Term Income, U.S.
                                         Government Securities and Income Funds
                                         may enter into (i) futures contracts,
                                         and (ii) dollar roll transactions.
                                         Whenever borrowings pursuant to (a)
                                         above (except that with respect to the
                                         Growth & Income, Small Cap Growth,
                                         Short Term Income, U.S. Government
                                         Securities and Income Funds, pursuant
                                         to (a)(ii) above) exceed 5% of the
                                         value of a Fund's total assets, (w)
                                         continuous asset coverage of at least
                                         300% is required; (x) in the event such
                                         asset coverage falls below 300% due to
                                         market fluctuations or otherwise, the
                                         Fund must within 3 days reduce the
                                         amount of its borrowings so that asset
                                         coverage will again be at least 300%,
                                         even if disadvantageous from an
                                         investment standpoint; (y) borrowing
                                         pursuant to (a) over 5% must be repaid
                                         before making additional investments;
                                         and (z) any interest paid on such
                                         borrowings will reduce income. The
                                         Growth & Income, Small Cap Growth,
                                         Short Term Income, U.S. Government
                                         Securities and Income Funds may not
                                         borrow money or enter into reverse
                                         repurchase agreements or dollar roll
                                         transactions in the aggregate in excess
                                         of 33 1/3% of the Fund's total assets
                                         (after giving effect to any such
                                         transaction)

                                         --the REIT, Equity Income, West Coast
                                         Equity, Mid Cap Stock and Small Cap
                                         Value Funds may borrow up to 5% of its
                                         total assets for emergency,
                                         non-investment purposes

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Making Loans:                            Making Loans:                             Making Loans:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not make loans, except     Each Fund may not make loans, except      Each Portfolio may not make loans to
that:                                    that:                                     any person, except that:

--the Funds may a) purchase and hold     --the Growth & Income, Growth, Small      --the Portfolios may make loans of
debt obligations in accordance with      Cap Growth, International Growth, Short   portfolio securities to the extent
its investment objectives and            Term Income, U.S. Government              that no more than 33 1/3% of its
policies; b) enter into repurchase       Securities, Income and Money Market       total assets would be lent to other
agreements; and c) lend its portfolio    Funds may make loans through the          parties, but this limitation does
securities without limitation against    purchase of qualified debt obligations,   not apply to purchases of debt
collateral (consisting of cash or        loans of portfolio securities (except     securities or repurchase agreements.
liquid assets) equal at all times to     in the case of the U.S. Government
not less than 100% of the value of the   Securities Fund); and
securities loaned.  This limit does
not apply to purchases  of debt          --all Funds may enter into repurchase
securities or commercial paper.          agreements.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Diversification:                         Diversification:                          Diversification:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not invest more than 5%    Each Fund may not invest more than 5%     Each Portfolio may not:
of its total assets in the securities    of its total assets in the securities
of any one issuer (other than            of any single issuer (except for U.S.     (i) Purchase more than 10% of any
obligations issued or guaranteed by      government securities), except that:      class of the outstanding voting
the U.S. government or its agencies or                                             securities of any issuer (except
instrumentalities) or purchase more      --up to 25% of the Funds' assets may be   other investment companies as
than 10% of the outstanding voting       invested without regard to this 5%        defined in the 1940 Act); and
securities of any one issuer, except     limitation; and
that this limitation shall apply only                                              (ii) purchase securities of an
with respect to 75% of the total         --the Money Market Fund may invest more   issuer (except obligations of the
assets of the Fund.                      than 5% of its total assets in the        U.S. government and its agencies and
                                         securities of a single issuer for a       instrumentalities and securities of
                                         period of up to three business days       other investment companies as
                                         after the purchase thereof provided       defined in the 1940 Act) if as a
                                         that the Money Market fund may not hold   result, with respect to 75% of its
                                         more than one such investment at a        total assets, more than 5% of the
                                         time.                                     Portfolio's total assets, at market
                                                                                   value, would be invested in the
                                                                                   securities of such issuer.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Underwriting:                            Underwriting:                             Underwriting:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not act as an              Each Fund may not act as underwriter of   Each Portfolio may not underwrite
underwriter of securities, except to     securities issued by others.              securities issued by others, except
the extent that the Fund may be deemed                                             to the extent that the Portfolio may
to be an underwriter in connection       For purposes of this restriction, to      be considered an underwriter within
with the sale of securities held in      the extent the Growth & Income, Growth,   the meaning of the 1933 Act in the
its portfolio.                           Small Cap Growth, International Growth,   disposition of restricted securities.
                                         Short Term Income, U.S. Government
                                         Securities, Income and Money Market
                                         Funds are deemed an underwriter under
                                         the Securities Act of 1933, as amended,
                                         by virtue of disposing of portfolio
                                         securities, the Funds will not be
                                         deemed to violate this restriction.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Concentration:                           Concentration:                            Concentration:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not concentrate its        Each Fund may not invest more than 25%    [No Stated Policy]
investments in any particular            of its total assets in any single
industry, except that the Fund may       industry, except that the REIT Fund
invest up to 25% of the value of its     will, under normal circumstances invest
total assets in a single industry,       more than 25% of its assets in the real
provided that, when the Fund has         estate industry.
adopted a temporary defensive posture,
there shall be no limitation on the      Each Fund (except the Growth Fund) may
purchase of obligations issued or        not acquire more than 10% of the voting
guaranteed by the U.S. government or     securities of any one company; except
its agencies or  instrumentalities.      that:

This restriction does not apply to the   --the Funds may invest in U.S.
Real Estate Securities Account.          government securities; and

                                         --the Growth Fund shall not own more
                                         than 10% of the outstanding voting
                                         securities of a single issuer.

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Short Sales:                             Short Sales:                              Short Sales:

---------------------------------------- ----------------------------------------- --------------------------------------
---------------------------------------- ----------------------------------------- --------------------------------------
Each Fund may not sell securities        The Growth & Income, Small Cap Growth,    [No Stated Policy]
short (except where the Fund holds or    Short-Term Income, U.S. Government
has the right to obtain at no added      Securities, Income and Money Market
cost a long position in the securities   Funds may not make short sales of
sold that equals or exceeds the          securities or maintain a short
securities sold short).                  position.
---------------------------------------- ----------------------------------------- --------------------------------------


                        Additional Fundamental Investment
                Restrictions Applicable To Certain Acquired Funds

1. WMVT Funds

         Each of the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market Funds may not:

o Purchase securities on margin, except that the Funds may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

o Pledge, hypothecate, mortgage or otherwise encumber more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes, and options on foreign currencies; and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

o    Invest in oil, gas or other mineral exploration or development programs.

o With respect to the Money Market Fund, purchase, write or sell puts, calls, straddles, spreads or combinations thereof.

o With respect to the Growth and Small Cap Growth Funds, invest more than 35% of the Fund's assets in non-investment grade debt securities.

o With respect to the Short Term Income Fund, have a dollar-weighted average portfolio maturity in excess of five years.

         Each of the REIT, Equity Income, West Coast Equity, Mid Cap Stock and Small Cap Value Funds may not:

o    Invest in oil, gas or other mineral leases.

o    Buy securities on margin, mortgage or pledge its securities.


2. WMVT SAM Portfolios

         Each of the WMVT SAM Portfolios may not:

o Write or acquire options or interests in oil, gas or other mineral exploration and development programs.

                                                                      Appendix C

                              DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
     -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1               The rating P-1 is the  highest  commercial  paper  rating  assigned  by  Moody's.  Issuers rated P-1 (or related  supporting  institutions) have a superior capacity for repayment of short-term  promissory  obligations.  P-1 repayment capacity will normally be evidenced by the following  characteristics:  (1) leading market  positions in established  industries;
                  (2) high rates of return on funds employed;  (3)  conservative  capitalization  structures with moderate reliance on debt and ample asset  protection;  (4) broad margins in earnings coverage  of fixed  financial  charges and high  internal  cash  generation;  and (5) well established  access to a range of  financial  markets  and  assured  sources of  alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                      Appendix D

                        CERTAIN INVESTMENT STRATEGIES AND
                      RELATED RISKS OF THE ACQUIRING FUNDS

         This Appendix provides information about certain investment strategies and related risks of the PVC Acquiring Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Securities and Investment Practices

         Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

         Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

         Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

         Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Reverse Repurchase Agreements

         An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments

         Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

         The Balanced Portfolio and Income Account may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

         Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

         Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery. The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

         The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Initial Public Offerings ("IPOs")

         Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         -- the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and
         -- the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)

         These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities

         Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.

Foreign Investing

         As a principal investment strategy, the Diversified International Account may invest Account assets in securities of foreign companies. The other Accounts (except U.S. Government Securities Account) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and
         -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability; a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         Certain of the Accounts (except U.S. Government Securities and Money Market) may invest in securities of companies with small- or mid-sized market capitalizations. The LargeCap Blend Account may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

                                                                     Appendix E

                       ADDITIONAL PERFORMANCE INFORMATION
                        FOR THE EXISTING ACQUIRING FUNDS

         This Appendix contains additional performance information with respect to the Existing Acquiring Funds of PVC: the Growth Account, LargeCap Blend Account, Diversified International Account, Money Market Account, Real Estate Securities Account, SmallCap Growth Account and SmallCap Value Account.

                                 Growth Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing the Account's average annual returns over time and how they compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

------------ --------- ---------- --------- ----------- ------------ ----------- --------- ----------- ----------
12.51%       26.96%    21.36%     16.43%    -10.15%     -25.50%      -29.07%     26.46%    9.38%       12.09%
------------ --------- ---------- --------- ----------- ------------ ----------- --------- ----------- ----------
------------ --------- ---------- --------- ----------- ------------ ----------- --------- ----------- ----------
1996         1997      1998       1999      2000        2001         2002        2003      2004        2005
------------ --------- ---------- --------- ----------- ------------ ----------- --------- ----------- ----------

Highest return for a quarter during the period of the bar chart above:
         Q4 '98  21.35%

Lowest return for a quarter during the period of the bar chart above:
         Q1 '01  -23.55%

Class 1 shares commenced operations on May 2, 1994, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

Growth Account                                                           Life of
                                           1 Year    5 Years   10 Years Account*

Class 1                                    12.09%    -3.91%      4.04%    5.97%
Class 2                                     11.67     -4.27      3.60     5.55
Russell 1000 Growth Index                   5.26      -3.58      6.73     9.27
Morningstar Large Growth Category Average   6.46      -3.36      6.95     9.05

Index performance does not reflect deductions for fees, expenses or taxes.

*Lifetime results are measured from the date the Class 1 shares were first sold, May 2, 1994.


                             LargeCap Blend Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing the Account's average annual returns over time and how they compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

------------- ---------- -----------
23.76%        10.36%     4.74%
------------- ---------- -----------
------------- ---------- -----------
2003          2004       2005
------------- ---------- -----------

Highest return for a quarter during the period of the bar chart above:
                Q2 '03  14.07%

Lowest return for a quarter during the period of the bar chart above:
                Q1 '03  -3.91%

Class 1 shares commenced operations on May 1, 2002, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

LargeCap Blend Account                     1 Year    Life of Account*

Class 1                                     4.74%          5.31%
Class 2                                     4.50           5.19
S&P 500 Index                               4.91           5.99
Morningstar Large Blend Category Average    5.77           5.57

Index performance does not reflect deductions for fees, expenses or taxes.

*Lifetime results are measured from the date the Class 1 shares were was first sold, May 1, 2002.

                        Diversified International Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing the Account's average annual returns over time and how they compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

------------ --------- ---------- --------- ---------- ----------- ----------- ---------- ---------- ----------
25.09%       12.24%    9.98%      25.93%    -8.34%     -24.27%     -16.07%     32.33%     21.03%     23.79%
------------ --------- ---------- --------- ---------- ----------- ----------- ---------- ---------- ----------
------------ --------- ---------- --------- ---------- ----------- ----------- ---------- ---------- ----------
1996         1997      1998       1999      2000       2001        2002        2003       2004       2005
------------ --------- ---------- --------- ---------- ----------- ----------- ---------- ---------- ----------

Highest return for a quarter during the period of the bar chart above:
        Q2 '03  17.25%

Lowest return for a quarter during the period of the bar chart above:
        Q3 '02  -18.68%

Class 1 shares commenced operations on May 2, 1994, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

Diversified International Account                   1 Year      5 Years      10 Years    Life of Account*

Class 1                                             23.79%       4.73%         8.43%          8.09%
Class 2                                              23.57        4.52         8.16            7.86
Citigroup BMI Global ex-US Index (1)                 19.59        8.09         7.79             8.02**
MSCI EAFE (Europe, Australia, Far East) Index - ND   13.54        4.56         5.84            5.94
Morningstar Foreign Large Blend Category Average     14.55        2.93         6.47            6.27

Index performance does not reflect deductions for fees, expenses or taxes.

*Lifetime results are measured from the date the Class 1 shares was first sold, May 2, 1994.

**Lifetime results are measured from the Index inception date, December 31, 1994.

(1) This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


                              Money Market Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

------------ --------- ---------- --------- ---------- --------- ---------- --------- ---------- -----------
5.06%        5.25%     5.20%      4.86%     6.07%      3.92%     1.42%      0.74%     0.92%      2.69%
------------ --------- ---------- --------- ---------- --------- ---------- --------- ---------- -----------
------------ --------- ---------- --------- ---------- --------- ---------- --------- ---------- -----------
1996         1997      1998       1999      2000       2001      2002       2003      2004       2005
------------ --------- ---------- --------- ---------- --------- ---------- --------- ---------- -----------

To obtain the Account's current yield information, please call 1-800-247-4123.

Class 1 shares commenced operations on March 18, 1983, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

Money Market Account  1 Year      5 Years      10 Years     Life of Account*

Class 1                2.69         1.93         3.60             3.15
Class 2                2.44         1.68         3.37             2.98

*Lifetime results are measured from the date the Class 1 shares were first sold, March 18, 1983.


                         Real Estate Securities Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing the Account's average annual returns over time and how they compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

--------- ------------ ------------ ------------ ----------- ---------- --------
-4.48%    30.97%       8.75%        7.72%        38.91%      34.53%     15.85%
--------- ------------ ------------ ------------ ----------- ---------- --------
--------- ------------ ------------ ------------ ----------- ---------- --------
1999      2000         2001         2002         2003        2004       2005
--------- ------------ ------------ ------------ ----------- ---------- --------

Highest return for a quarter during the period of the bar chart above:
                Q4 '04  17.84%

Lowest return for a quarter during the period of the bar chart above:
                Q3 '99  -8.40%

Class 1 shares commenced operations on May 1, 1998, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for the Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

Real Estate Securities Account                        1 Year      5 Years         Life of Account*

Class 1                                               15.85%       20.46%              15.23%
Class 2                                                15.60       20.23               15.03
MSCI US REIT Index                                     12.52       18.80               12.60
Morningstar Specialty - Real Estate Category Average   11.59       18.58               12.68

Index performance does not reflect deductions for fees, expenses or taxes.

*Lifetime results are measured from the date the Account Class 1 shares were first sold, May 1, 1998.

                             SmallCap Growth Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing the Account's average annual returns over time and how they compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

----------- ------------ ---------- ----------- ---------- --------- -----------
95.69%      -13.91%      -32.01%    -45.85%     45.64%     11.24%    6.67%
----------- ------------ ---------- ----------- ---------- --------- -----------
----------- ------------ ---------- ----------- ---------- --------- -----------
1999        2000         2001       2002        2003       2004      2005
----------- ------------ ---------- ----------- ---------- --------- -----------

Highest return for a quarter during the period of the bar chart above:
        Q4 '99  59.52%

Lowest return for a quarter during the period of the bar chart above:
        Q3 '01  -37.66%

Class 1 shares commenced operations on May 1, 1998, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for the Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

SmallCap Growth Account                     1 Year    5 Years   Life of Account*

Class 1                                      6.67%     -8.64%        1.29%
Class 2                                      6.39      -8.87%         1.10
Russell 2000 Growth Index                    4.15       2.28          1.46
Morningstar Small Growth Category Average    5.74       2.17          6.26

Index performance does not reflect deductions for fees, expenses or taxes.

*Lifetime results are measured from the date the Class 1 shares were first sold, May 1, 1998.


                             SmallCap Value Account

The bar chart and table below provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing the Account's average annual returns over time and how they compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

-------------- ------------ -------- ---------- ---------- --------- ----------
21.45%         23.87%       6.25%    -8.86%     50.61%     23.08%    6.22%
-------------- ------------ -------- ---------- ---------- --------- ----------
-------------- ------------ -------- ---------- ---------- --------- ----------
1999           2000         2001     2002       2003       2004      2005
-------------- ------------ -------- ---------- ---------- --------- ----------

Highest return for a quarter during the period of the bar chart above:
         Q2 '03  23.76%

Lowest return for a quarter during the period of the bar chart above:
        Q3 '02  -17.74%

Class 1 shares commenced operations on May 1, 1998, and Class 2 shares are expected to commence operations at the Effective Time of the Reorganization. The bar chart above shows year-by-year total returns for the Class 1 shares. The performance table below shows, for the indicated periods, the average annual total returns for the Class 1 and 2 shares. The returns for Class 2 shares for periods prior to its commencement of operations are based on the performance of the fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Average Annual Total Returns (%) for periods ended December 31, 2005

SmallCap Value Account                    1 Year      5 Years   Life of Account*

Class 1                                    6.22%       13.78%        12.31%
Class 2                                    6.07        13.69         12.25
Russell 2000 Value Index                   4.71        13.55          9.19
Morningstar Small Value Category Average   6.13        13.50          9.60

Index performance does not reflect deductions for fees, expenses or taxes.

*Lifetime results are measured from the date the Account was first sold, May 1, 1998.

                                                                     Appendix F

         ADVISORY AND SUB-ADVISORY AGREEMENTS: DATES, APPROVALS AND FEES

         This Appendix provides information regarding the dates, the dates of the most recent approval by the Board of Trustees and by shareholders, and the fees payable under the Current Advisory Agreement with WMA as to each of the WMVT Funds and the Current Sub-Advisory Agreements for certain of the WMVT Funds as indicated below.

                       Current Advisory Agreement with WMA

                                           Date of Advisory      Date Last      Date Last Approved             Advisory Fee
                                               Agreement        Approved by     By Shareholders (2)    (as a percentage of average
WMVT Fund                                                        Board (1)                                  daily net assets)

Balanced Portfolio                              5/11/04           5/10/06            12/23/97       0.100% of the first $1 billion;
                                                                                                     and 0.075% of the excess over
                                                                                                              $1 billion.

Conservative Balanced Portfolio                 5/11/04           5/10/06            12/23/97       0.100% of the first $1 billion;
                                                                                                     and 0.075% of the excess over
                                                                                                              $1 billion.

Equity Income Fund                              5/11/04           5/10/06            12/23/97           0.625% of the first $500
                                                                                                       million; and 0.500% of the
                                                                                                       excess over $500 million.

Flexible Income Portfolio                       5/11/04           5/10/06            12/23/97       0.100% of the first $1 billion;
                                                                                                     and 0.075% of the excess over
                                                                                                              $1 billion.

Growth Fund                                     5/11/04           5/10/06            12/23/97           0.750% of the first $500
                                                                                                      million; 0.700% of the next
                                                                                                      $1.5 billion; 0.650% of the
                                                                                                     next $1 billion; and 0.600% of
                                                                                                      the excess over $3 billion.

Growth & Income Fund                            5/11/04           5/10/06            12/23/97           0.750% of the first $200
                                                                                                      million; 0.700% of the next
                                                                                                      $200 million; 0.650% of the
                                                                                                     next $100 million; and 0.575%
                                                                                                    of the excess over $500 million.

Income Fund                                     5/11/04           5/10/06            12/23/97       0.500% of the first $2 billion;
                                                                                                     and 0.450% of the excess over
                                                                                                              $3 billion.

International Growth Fund                       5/11/04           5/10/06            12/23/97           0.950% of the first $50
                                                                                                    million; 0.850% of the next $75
                                                                                                      million; 0.750% of the next
                                                                                                     $2.875 billion; and 0.700% of
                                                                                                      the excess over $3 billion.

Mid Cap Stock Fund                              5/11/04           5/10/06             12/7/99       0.750% of the first $1 billion;
                                                                                                     0.700% of the next $1 billion;
                                                                                                    0.650% of thee next $1 billion;
                                                                                                     and 0.600% of the excess over
                                                                                                              $3 billion.

Money Market Fund                               5/11/04           5/10/06            12/23/97       0.450% of the first $1 billion;
                                                                                                     and 0.400% of the excess over
                                                                                                              $1 billion.

REIT Fund                                       5/11/04           5/10/06            11/19/02           0.800% of the first $500
                                                                                                      million; 0.750% of the next
                                                                                                      $1.5 billion; 0.700% of the
                                                                                                     next $1 billion; and 0.650% of
                                                                                                      the excess over $3 billion.

Short-Term Income Fund                          5/11/04           5/10/06             1/9/98            0.500% of the first $200
                                                                                                      million; 0.450% of the next
                                                                                                      $300 million; and 0.400% of
                                                                                                     the excess over $500 million.

Small Cap Growth Fund                           5/11/04           5/10/06             1/9/98            0.850% of the first $500
                                                                                                      million; 0.750% of the next
                                                                                                    $2.5 billion; and 0.700% of the
                                                                                                         excess over $3billion.

Small Cap Value Fund                            5/11/04           5/10/06             2/19/04           0.850% of the first $500
                                                                                                      million; 0.750% of the next
                                                                                                    $2.5 billion; and 0.700% of the
                                                                                                        excess over $3 billion.

Strategic Growth Portfolio                      5/11/04           5/10/06            12/23/97       0.100% of the first $1 billion;
                                                                                                     and 0.075% of the excess over
                                                                                                              $1 billion.

U.S. Government Securities Fund                 5/11/04           5/10/06            12/23/97       0.500% of the first $2 billion;
                                                                                                    and 0.450% of the excess over
                                                                                                              $2 billion.

West Coast Equity Fund                          5/11/04           5/10/06            12/23/97           0.625% of the first $500
                                                                                                       million; and 0.500% of the
                                                                                                       excess over $500 million.

--------------

(1) The Current Advisory Agreement with WMA with respect to each of the funds was most recently approved by the Board of Trustees in connection with the annual renewal thereof.
(2) In general, the Current Advisory Agreement with WMA was most recently approved by shareholders (or to the extent applicable, the initial shareholder) of the relevant fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

                         Current Sub-Advisory Agreements

                                                Date of          Date Last      Date Last Approved          Sub-Advisory Fee
                                             Sub-Advisory       Approved by     By Shareholders (2)   (as a percentage of average
WMVT Fund / Sub-Advisor                        Agreement         Board (1)                                 daily net assets)

Growth Fund /
               --SaBAM                          12/1/05           5/10/06             2/1/02             0.400% of the first $250
                                                                                                       million; 0.350% of the next
                                                                                                     $250 million; and 0.300% of the
                                                                                                        excess over $500 million.

               --Janus                          11/9/04           5/10/06             2/1/02             0.400% of the first $250
                                                                                                       million; 0.350% of the next
                                                                                                       $500 million; 0.300% of the
                                                                                                      next $750 million; and 0.250%
                                                                                                         of the excess over $1.5
                                                                                                                 billion.

               -Oppenheimer                     8/10/04           5/10/06             2/1/02             0.400% of the first $150
                                                                                                       million; 0.375% of the next
                                                                                                       $150 million; 0.350% of the
                                                                                                      next $200 million; and 0.300%
                                                                                                     of the excess over $500 million

International Growth Fund /
              --CGTC                            6/23/99           5/10/06             6/23/99            0.800% of the first $25
                                                                                                     million; 0.650% of the next $25
                                                                                                                 million;
                                                                                                         0.525% of the next $200
                                                                                                        million; and 0.475% of the
                                                                                                        excess over $250 million.

Small Cap Growth Fund /
            --Delaware                          4/7/05            5/10/06             3/24/05            0.60% of the first $250
                                                                                                     million; 0.50% of the next $250
                                                                                                                 million;
                                                                                                       and 0.40% of the excess over
                                                                                                              $500 million.

            --Oberweis                          4/7/05            5/10/06             3/24/05            0.60% of the first $250
                                                                                                     million; 0.50% of the next $250
                                                                                                        million; and 0.40% of the
                                                                                                        excess over $500 million.

--------------
(1) Each of the Current Sub-Advisory Agreements was most recently approved by the Board of Trustees in connection with the annual renewal thereof.
(2) In general, each of the Current Sub-Advisory Agreements was most recently approved by shareholders (or to the extent applicable, the initial shareholder) of the relevant fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

                                                                      Appendix G
                                     FORM OF
                                WM VARIABLE TRUST
                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT


         AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated as of [_____] [___], 2006, amending and restating in its entirety the Investment Management Agreement dated January 30, 1998, as amended as of May 1, 2000, May 14, 2002 and May 11, 2004 between WM Variable Trust (formerly The Sierra Variable Trust), a Massachusetts business trust, (the "Trust"), on behalf of each of its series which are listed on the signature page of this Agreement (each referred to herein as a "Fund" and collectively the "Funds") and WM Advisors Inc., a Washington corporation (the "Manager").

                               W I T N E S S E T H

         WHEREAS, the Trust is an open-end series management investment company, registered under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Manager to render investment management services to each Fund, and the Manager is willing to render such services;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

Appointment. The Trust hereby appoints the Manager to act as investment manager to each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.


Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:


         The Manager shall provide supervision of each Fund's investments, furnish a continuous investment program for each Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Fund, and what portion of the assets will be invested or held as cash.


         The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust of the Trust and the investment policies of the Funds as determined by the Board of Trustees of the Trust.


         The Manager shall determine the securities to be purchased or sold by each Fund and shall place orders for the purchase and sale of portfolio securities, pursuant to its determinations, with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.


         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.


         Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the 1940 Act, the Manager, at its expense, may select and contract with one or more investment sub-advisers (the "Subadviser") for each Fund to perform some or all of the services for which it is responsible pursuant to this Section 2. In particular, for so long as a Subadviser meets the standard of care set forth in the relevant subadvisory agreement, which shall have been approved by the vote of the Trust's Board of Trustees including a majority of those members of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, and by vote of a majority of the outstanding voting securities of the Fund (each a "Subadvisory Agreement"), the Manager shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Manager; provided, however, that the Manager shall remain authorized to determine what securities or other property shall be purchased or sold by the Funds. The Manager may terminate the services of any Subadviser at any time in its sole discretion, and shall, at such time, assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected. To the extent that more than one Subadviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser. The Manager agrees to indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be liable arising out of or attributable to any actual or alleged failure of a Subadviser to meet the standard of care set forth in the relevant Subadvisory Agreement.


Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Funds are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Funds and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Funds, and shall provide the Funds with suitable office space. Other expenses to be incurred in the operation of the Funds (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Funds' or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Funds or the Trust, as applicable, and any extraordinary expenses will be borne by the Funds.


Compensation. For the services provided pursuant to this Agreement, the Trust shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets as the annual rate for each Fund as stated in Schedule A attached hereto minus the monthly fee payable by the Fund directly to its Subadviser or Subadvisers pursuant to the relevant Subadvisory Agreement(s), as applicable. The Trust acknowledges that the Manager, as agent for the Funds, may allocate a portion of the fee to WM Shareholder Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to WM Funds Distributor, Inc. for facilitating distribution for the Funds. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Trust solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.


Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.


Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

         Agreement and Declaration of Trust as presently in effect and as amended from time to time;

         Bylaws of the Trust;

         Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Trust and the shares of the Funds;

         Notification of Registration of the Trust under the 1940 Act on Form N-8A;

         Prospectuses of the Trust relating to shares of the Funds (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

         Statement of Additional Information of the Trust relating to shares of the Funds (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").


Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of each Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by either the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.


Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.


Use of Name and Logo. The Trust agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Trust or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Trust further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.


         The Manager and/or its affiliates own the names "Sierra", "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Trust, which names may be used by the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of each Fund of the Trust. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and/or its affiliates and a Fund or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Trust agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any violation of the provisions of this Agreement by the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         The provisions of this section shall survive termination of this Agreement.

Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Trust: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or if to the Manager: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.


Miscellaneous.

         Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.


         The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Trust as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.


         This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.


         If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


Agreement and Declaration of Trust and Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Funds, and that the obligations of this Agreement shall be binding upon the assets and properties of each Fund, individually, and shall not be binding upon the assets and property of any other Fund or series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Funds or the Trust individually.

         [The remainder of this page has intentionally been left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                      WM VARIABLE TRUST, on
                                      behalf of its series

                                      SMALL CAP VALUE FUND,
                                      HIGH YIELD FUND,
                                      REIT FUND,
                                      EQUITY INCOME FUND,
                                      GROWTH & INCOME FUND,
                                      WEST COAST EQUITY FUND,
                                      GROWTH FUND,
                                      MID CAP STOCK FUND,
                                      SMALL CAP GROWTH FUND,
                                      INTERNATIONAL GROWTH FUND,
                                      SHORT TERM INCOME FUND,
                                      U.S. GOVERNMENT SECURITIES FUND,
                                      INCOME FUND,
                                      MONEY MARKET FUND,
                                      STRATEGIC GROWTH PORTFOLIO,
                                      CONSERVATIVE GROWTH PORTFOLIO,
                                      CONSERVATIVE BALANCED PORTFOLIO,
                                      BALANCED PORTFOLIO, and
                                      FLEXIBLE INCOME PORTFOLIO


                                      By:  _________________________________
                                           William G. Papesh
                                           President
Attest:


By:      _______________________________
         John T. West
         Secretary
                                       WM ADVISORS, INC.

                                       By:  _________________________________
                                            Gary Pokrzywinski
                                            Senior Vice President
Attest:

By:      ______________________________
         Sharon L. Howells
         Secretary

                                   SCHEDULE A

                                WM VARIABLE TRUST
                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT
                            EFFECTIVE JANUARY 1, 2006


------------------------------------------------------- ------------------------------------------------------------

                        FUND                                                        FEE
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Growth Fund                                             Monthly fee
                                                        computed on the average
                                                        daily net assets of the
                                                        Fund equal to .75% per
                                                        annum on the first $500
                                                        million of assets; .70%
                                                        on the next $1.5 billion
                                                        of assets; .65% on the
                                                        next $1 billion of
                                                        assets and .60% per
                                                        annum on assets in
                                                        excess of $3 billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Mid Cap Stock Fund                                      Monthly
                                                        fee computed on the
                                                        average daily net assets
                                                        of the Fund equal to
                                                        .75% per annum on the
                                                        first $1 billion of
                                                        assets; .70% on the next
                                                        $1 billion of assets;
                                                        .65% on the next $1
                                                        billion of assets and
                                                        .60%per annum on assets
                                                        in excess of $3 billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Small Cap Growth Fund                                   Monthly
                                                        fee computed on the
                                                        average daily net assets
                                                        of the Fund equal to
                                                        .85% per annum on the
                                                        first $500 million of
                                                        assets; .75% on the next
                                                        $2.5 billion of assets
                                                        and .70% per annum on
                                                        assets in excess of $3
                                                        billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

International Growth Fund                               Monthly fee
                                                        computed on the average
                                                        daily net assets of the
                                                        Fund equal to .950% per
                                                        annum on the first $50
                                                        million of assets; .850%
                                                        on the next $75 million;
                                                        .750% on the next $2.875
                                                        billion and .700% per
                                                        annum on assets in
                                                        excess of $3 billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Income Fund                                             Monthly fee
                                                        computed on the average
                                                        daily net assets of the
                                                        Fund equal to .50% per
                                                        annum on the first $2
                                                        billion of assets and
                                                        .45% per annum on assets
                                                        in excess of $2 billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Equity Income Fund                                      Monthly fee computed on the average daily net assets of
West Coast Equity Fund                                  the Fund equal to .625% per annum on the first $500
                                                        million of assets and .500% per annum on assets in excess
                                                        of $500 million.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Short Term Income Fund                                  Monthly
                                                        fee computed on the
                                                        average daily net assets
                                                        of the Fund equal to
                                                        .500% per annum on the
                                                        first $200 million of
                                                        assets; .450% on the
                                                        next $300 million of
                                                        assets and .400% per
                                                        annum on assets in
                                                        excess of $500 million.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

U.S. Government Securities Fund                         Monthly fee
                                                        computed on the average
                                                        daily net assets of the
                                                        Fund equal to .50% per
                                                        annum on the first $2
                                                        billion of assets and
                                                        .45% per annum on assets
                                                        in excess of $2 billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Money Market Fund                                       Monthly fee
                                                        computed on the average
                                                        daily net assets of the
                                                        Fund equal to .45% per
                                                        annum on the first
                                                        $1billion and .40% per
                                                        annum on assets in
                                                        excess of $1 billion..
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------

Growth & Income Fund                                    Monthly
                                                        fee computed on the
                                                        average daily net assets
                                                        of the Fund equal to
                                                        .75% per annum on the
                                                        first $200 million of
                                                        assets; .70% per annum
                                                        on the next $200 million
                                                        of assets; .65% per
                                                        annum on the next $100
                                                        million of assets; and
                                                        .575% per annum on
                                                        assets in excess of $500
                                                        million.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------
                                                        Advisory Fee
Flexible Income Portfolio                               Monthly fee computed on the average daily net assets of
Conservative Balanced Portfolio                         the Portfolio equal to .10% per annum on the first $1
Balanced Portfolio                                      billion of assets and .075% per annum on assets in excess
Conservative Growth Portfolio                           of $1 billion.
Strategic Growth Portfolio
                                                        Administrative Fee
                                                        Monthly fee computed on
                                                        the average daily net
                                                        assets of the Portfolio
                                                        equal to .15% per annum
                                                        on the first $1 billion
                                                        of assets and .125% per
                                                        annum on assets in
                                                        excess of $1 billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------
REIT Fund                                               Monthly fee computed on the average daily net assets of
                                                        the Fund equal to .800% per annum on the first $500
                                                        million of assets; .750% per annum on the next $1.5
                                                        billion of assets; .700% per annum on the next $1 billion
                                                        of assets; .650% per annum on assets in excess of $3
                                                        billion.
------------------------------------------------------- ------------------------------------------------------------
------------------------------------------------------- ------------------------------------------------------------
Small Cap Value Fund                                    Monthly
                                                        fee computed on the
                                                        average daily net assets
                                                        of the Fund equal to
                                                        .85% per annum on the
                                                        first $500 million; .75%
                                                        on the next $2.5 billion
                                                        and .70% per annum on
                                                        assets in excess of $3
                                                        billion.
------------------------------------------------------- ------------------------------------------------------------

                                                                  Appendix H

               FEES PAID TO WMA, SUB-ADVISORS AND THEIR AFFILIATES

         This Appendix provides information regarding (i) amounts paid by each of the WMVT Funds to WMA as its advisor; (ii) amounts paid by certain of the WMVT Funds as indicated below to their Sub-Advisor(s), and (iii) amounts paid by each of the WMVT Funds to affiliates of WMA or of its Sub-Advisor(s) during the WMVT Funds' fiscal year ended December 31, 2005. All fees are shown after waivers or reimbursements, if any.

                                                                                        Admin.         Aggregate
                                                                    Distribution        and/or        Commissions
                                                    Sub-Advisory   and/or Service      Transfer         Paid to
                                       Advisory       Fees(1)    (Rule 12b-1) Fees       Agent         Affiliated
WMVT Fund                                Fees                           (2)            Fees (3)         Brokers

Balanced Portfolio                     $636,381                       $448,805         $954,571           None

Conservative Balanced Portfolio         66,260                         61,509           99,389            None

Conservative Growth Portfolio          375,591                        207,296           563,386           None

Equity Income Fund                    1,468,008                        78,793                             None

Flexible Income Portfolio              219,986                        184,284           329,980           None

Growth Fund                           1,929,595      $860,401          3,166                              None
  --Sub-Advisor: Columbia
  --Sub-Advisor: Janus
  --Sub-Advsior: SaBAM
  --Sub-Advisor: Oppenheimer

Growth & Income Fund                  2,040,785                        8,182                              None
Income Fund                           1,037,655                        55,746                             None

International Growth Fund              862,937                         1,540                              None
  --Sub-Advisor: CGTC                                 342,921
    -----------------

Mid Cap Stock Fund                     880,890                         16,585                             None

Money Market Fund                       80,529                         11,297                             None

REIT Fund                              428,567                         2,462                              None

Short Term Income Fund                 269,945                         14,969                             None

Small Cap Growth Fund                  394,565        104,315          8,846                              None
  --Sub-Advisor: Delaware
  --Sub-Advisor: Oberweis

Small Cap Value Fund                   368,500                           6                                None


                                       Advisory     Sub-Advisory    Distribution        Admin.        Aggregate
                                       Fees(1)        Fees(2)      and/or Service       and/or       Commissions
                                                                 (Rule 12b-1) Fees     Transfer        Paid to
WMVT Fund                                                                                Agent        Affiliated
                                                                                       Fees (3)        Brokers

Strategic Growth Portfolio             171,536                        101,608           257,304          None

U.S. Government Securities Fund       1,387,431                        27,008                            None

West Coast Equity Fund                 800,455                         21,974                            None

------------------
(1) Sub-advisory fees are shown in the aggregate for Funds with more than one Sub-Advisor.
(2) Distribution fees were paid to WMFD, a wholly owned subsidiary of WaMu.
(3) Transfer agent fees have been paid to WMSS, a wholly owned subsidiary of WaMu.

                                                                     Appendix I

            PRINCIPAL OFFICERS AND DIRECTORS OF WMA AND SUB-ADVISORS

         This Appendix provides additional information about the management of WMA and each of the Sub-Advisors to a WMVT Fund.

         Management of WMA The names and principal occupations of the principal executive officers and directors of WMA are set forth below. The business address of each such person is 1201 Third Avenue, 22nd Floor, Seattle, WA 98101.

Name (Position with WMVT       Position with               Principal Occupation
Funds (if any))                WMA
Mike E. Brandeberry            Director                    Associate General Counsel, Washington Mutual, Inc.
Scott Pelkola                  Director                    Senior Manager, Investment Portfolio, Washington
                                                           Mutual, Inc.
William G. Papesh (Trustee,    Director                    President
President and CEO)
Gary J. Pokrzywinski (Senior   Director                    Senior Vice President, Chief Investment Officer
Vice President)
Debra C. Ramsey (Senior Vice   Director                    Senior Vice President
President)
Alex Ghazanfari                Chief Compliance Office,    Chief Compliance Office, First Vice President
                               First Vice President
Sharon L. Howells              Secretary, First Vice       Secretary, First Vice President
                               President
David M. Williams              Chief Financial Officer,    Chief Financial Officer, First Vice President,
                               First Vice President,       Treasurer, Division Financial Officer, Washington
                               Treasurer, Division         Mutual, Inc.
                               Financial Officer,
                               Washington Mutual, Inc.
Randall L. Yoakum (Senior      Senior Vice President       Senior Vice President
Vice President)


         Management of Janus The names and principal occupations of the principal executive officers and directors of Janus are set forth below. The business address of each such person is 151 Detroit St., Denver, CO 80206.

Name                        Position with Janus        Principal Occupation

Gary D. Black               Chief Executive Officer    Chief Investment Officer
John H. Bluher              Executive Vice President   General Counsel and Chief Public Affairs Officer
David R. Martin             Executive Vice President   Chief Financial Officer
Robin C. Beery              Executive Vice President   Chief Marketing Officer
Kelley Abbott Howes         Senior Vice President      General Counsel Janus Capital Management, LLC
David R. Kowalski           Senior Vice President      Chief Compliance Officer
John W. Zimmerman, CFA      Executive Vice President   Managing Director, Institutional Asset Management
Dominic Martellaro          Executive Vice President   Managing Director, Global Advisory Channel


         Management of SaBAM The names and principal occupations of the principal executive officers and directors of SaBAM are set forth below. The business address of each such person is 399 Park Avenue, New York, NY 10022.

Name                        Position with SaBAM        Principal Occupation
Barbara Brooke Manning      Chief Compliance Officer   Chief Compliance Officer
Peter Lanning Bain          Director                   Senior Executive Vice President, Head of U.S. Asset
                                                       Management, Legg Mason, Inc.
Mark Raymond Fetting        Director                   Senior Executive Vice President, Legg Mason, Inc.;
                                                       Head of Global Managed Investments; President, Legg
                                                       Mason Funds
Timothy Charles Scheve      Director                   Senior Executive Vice President and Chief
                                                       Administrative Officer, Legg Mason, Inc.
Harry David Cohen           Co-chief Investment        Co-chief Investment Officer
                            Officer
Brian Scott Posner          President, Chief           President, Chief Executive Officer and Co-chief
                            Executive Officer and      Investment Officer
                            Co-chief Investment
                            Officer
Terrence James Murphy       Chief Administrative       Chief Administrative Officer
                            Officer


         Management of Oppenheimer The names and principal occupations of the principal executive officers and directors of Oppenheimer are set forth below. The business address of each such person is Two World Financial Center 225 Liberty Street, 11th Floor, New York, NY 10281.

Name                        Position with              Principal Occupation
                            Oppenheimer
John Murphy                 Director                   Chairman, President, and Chief Executive Officer
Kurt Wolfgruber             Director                   Chief Investment Officer
Robert Zack                 Executive Vice President   General Counsel
Mark Vandehey               Senior Vice President      Chief Compliance Officer
David Pfeffer               Senior Vice President      Chief Financial Officer
Michael Baldwin             Executive Vice President   Chief Information Officer and Head of Global Operations
Craig Dinsell               Executive Vice President   Head of Human Resources
James Ruff                  Executive Vice President   President of OppenheimerFunds Distributor, Inc.


         Management of CGTC The names and principal occupations of the principal executive officers and directors of CGTC are set forth below. The business address of each such person is 333 S. Hope Street, Los Angeles, CA 90071-1406.

Name                        Position with CGTC         Principal Occupation
David I. Fisher             Chairman                   Portfolio Manager
Nancy J. Kyle               Vice Chairman              Portfolio Manager
Eugene P. Stein             Vice Chairman              Portfolio Manager
Andrew F. Barth             President                  Research Analyst
P. Andrew Stenoviec         Executive Vice President   Client Relations & Marketing
Michael R. Ericksen         Senior Vice President      Portfolio Manager
Michael A. Felix            Senior Vice President &    Portfolio Accounting
                            Treasurer
Peter C. Kelly              Senior Vice President &    Attorney
                            Senior Counsel
Karen A. Miller             Senior Vice President      Portfolio Manager
James R. Mulally            Senior Vice President      Portfolio Manager
Shelby Notkin               Senior Vice President &    Portfolio Manager
                            Chairman, PIM Division
Theodore R. Samuels         Senior Vice President      Portfolio Manager
Lionel M. Sauvage           Senior Vice President      Portfolio Manager
Lawrence R. Solomon         Senior Vice President      Portfolio Manager & Research Analyst
Alan J. Wilson              Senior Vice President      Portfolio Manager
Victor D. Kohn              Senior Vice President      Portfolio Manager
Karen L. Larson             Senior Vice President      Research Analyst
Jason M. Pilalas            Senior Vice President      Research Analyst


         Management of Delaware The names and principal occupations of the principal executive officers and directors of Delaware are set forth below. The business address of each such person is 2005 Market Street, Philadelphia, PA 19103.

Name                        Position with              Principal Occupation
                            Delaware
Patrick P. Coyne            President
Ryan K. Brist               Executive Vice             Chief Investment Officer, Fixed Income
                            President/Managing
                            Director
John C.E. Campbell          Executive Vice President   Global Marketing & Client Services
Philip N. Russo             Executive Vice President   Chief Financial Officer
See Yeng Quek               Executive Vice             Chief Investment Officer, Fixed Income
                            President/Managing
                            Director
Douglas L. Anderson         Senior Vice President      Operations
Marshall T. Bassett         Senior Vice President      Chief Investment Officer - Emerging Growth Equity
Joseph Baxter               Senior Vice President      Head of Municipal Bond Investments
Christopher S. Beck         Senior Vice President      Senior Portfolio Manager
Michael P. Bishof           Senior Vice President      Investment Accounting
Michael P. Buckley          Senior Vice President      Director of Municipal Research
Stephen R. Cianci           Senior Vice President      Senior Portfolio Manager
Robert F. Collins           Senior Vice President      Senior Portfolio Manager
James A. Forant             Senior Vice President      Director, Technical Services
Brian D. Funk               Senior Vice President      Director of Credit Research
Brent C. Garrells           Senior Vice President      Senior Research Analyst
Stuart M. George            Senior Vice President      Head of Equity Trading
Paul Grillo                 Senior Vice President      Senior Portfolio Manager
Jonathan Hatcher            Senior Vice President      Senior Research Analyst
William F. Keelan           Senior Vice President      Director of Quantitative Research
Francis X. Morris           Senior Vice President      Chief Investment Officer - Core Equity
Brian L. Murray, Jr.        Senior Vice President      Chief Compliance Officer
Susan L. Natalini           Senior Vice President      Global Marketing & Client Services
Zoe Neale                   Senior Vice President      Chief Investment Officer - International Equity
D. Tysen Nutt               Senior Vice President      Chief Investment Officer - Large Cap Value Equity
David P. O'Connor           Senior Vice President      Strategic Investment Relationships and Initiatives/General
                                     Counsel
John J. O'Connor            Senior Vice President      Investment Accounting
Philip R. Perkins           Senior Vice President      Senior Portfolio Manager
Timothy L. Rabe             Senior Vice President      Senior Portfolio Manager/Head of High Yield
Richard Salus               Senior Vice President      Controller/Treasurer
James L. Shields            Senior Vice President      Chief Information Officer
Jeffrey S. Van Harte        Senior Vice President      Chief Investment Officer - Focus Growth Equity


         Management of Oberweis The names and principal occupations of the principal executive officers and directors of Oberweis are set forth below. The business address of each such person is 3333 Warrenville Road, Suite 500, Lisle, IL 60532.

Name                        Position with              Principal Occupation
                            Oberweis

James W. Oberweis, CFA      Director, President and    President - Oberweis Asset Management, Inc. September,
                            Portfolio Manager          2001 to present; Portfolio Manager from December, 1995
                                                       to present; President and Director - Oberweis
                                                       Securities, Inc., September, 1996 to present.

Patrick B. Joyce            Director, Executive Vice   Executive Vice President, Secretary, Chief Financial
                            President, Chief           Officer and Director September 1994 to present, Chief
                            Financial Officer,         Compliance Officer October 2004 to present - Oberweis
                            Secretary and Chief        Asset Management, Inc.; Executive Vice President and
                            Compliance Officer         Director - Oberweis Securities, Inc. September 1996 to
                                                       present.

James D. Oberweis           Director and Chairman of   Chairman of Oberweis Dairy, Inc.
                            the Board


                                                                                                        Appendix J

                COMPARABLE FUNDS ADVISED BY WMA AND SUB-ADVISORS

         Each of WMA and the Sub-Advisors to certain of the WMVT Funds currently acts as advisor or sub-advisor to other registered investment companies or series thereof having similar investment objectives and policies to those of WMVT Funds which they advise or sub-advise. The table below identifies such comparable funds and states for each its approximate net assets and the current advisory or sub-advisory fee rate as a percentage of average daily net assets.
All information for a comparable fund is given as of the end of its last fiscal year.

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
WMVT Fund                   Comparable Fund        Comparable Fund             Net                 Advisory or            Fiscal
                              Advised by              Advised by             Assets             Sub-Advisory Fee           Year
                                  WMA                Sub-Advisor                               (as a percentage of        Ended
                                                                                            average daily net assets)
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Balanced Portfolio              WM SAM                                    $4.3 billion       0.100% of the first $1    October 31,
                           Balanced Portfolio                                                     billion; and             2005
                                                                                              0.750% of the excess
                                                                                                 over $1 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                          Anchor Series Trust                            $446.7 million      0.400% of the first $50     December
                           Asset Allocation                                                  million; 0.300% of the      31, 2005
                               Portfolio                                                       next $100 million;
                                                                                             0.250% of the next $100
                                                                                             million; and 0.200% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Conservative Balanced     WM SAM Conservative                            $613.9 million      0.100% of the first $1    October 31,
Portfolio                 Balanced Portfolio                                                      billion; and             2005
                                                                                              0.750% of the excess
                                                                                                 over $1 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Conservative Growth       WM SAM Conservative                             $3.3 billion       0.100% of the first $1    October 31,
Portfolio                  Growth Portfolio                                                       billion; and             2005
                                                                                              0.750% of the excess
                                                                                                 over $1 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Equity Income Fund            WM Trust I                                  $2.5 billion      0.625% of the first $500   October 31,
                          Equity Income Fund                                                 million; and 0.500% of        2005
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Flexible Income                 WM SAM                                   $989.5 million      0.100% of the first $1    October 31,
Portfolio                   Flexible Income                                                       billion; and             2005
                               Portfolio                                                      0.750% of the excess
                                                                                                 over $1 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Growth Fund                   WM Trust II                                 $1.7 billion       0.75% of the first $500   October 31,
                              Growth Fund                                                           million;               2005
                                                                                             0.70% of the next $1.5
                                                                                                    billion;
                                                                                              0.65% of the next $1
                                                                                              billion; and 0.60% of
                                                                                               the excess over $2
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
  --Sub-Advisor: Janus                               WM Trust II                            0.400% of the first $250
    -----------------
                                                     Growth Fund                                    million;
                                                                                             0.350% of the next $500
                                                                                             million; 0.300% of the
                                                                                               next $750 million;
                                                                                              0.250% of the excess
                                                                                                over $1.5 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                      Janus Fund          $11.2 billion               0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Triton Fund       $37.6 million               0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Fundamental      $719.9 million               0.64%            October 31,
                                                     Equity Fund                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Janus Enterprise       $1.7 billion                0.64%            October 31,
                                                         Fund                                                              2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Global Life       $1.2 billion                0.64%            October 31,
                                                     Science Fund                                                          2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     Janus Global        $177.8 million               0.64%            October 31,
                                                  Opportunities Fund                                                       2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     Janus Global        $994.7 million               0.64%            October 31,
                                                   Technology Fund                                                         2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Mercury Fund      $4.5 billion                0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Olympus Fund      $2.3 billion                0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Janus Orion Fund      $690.1 million               0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Janus Overseas Fund      $2.6 billion                0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Janus Contrarian       $2.9 billion                0.64%            October 31,
                                                         Fund                                                              2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Twenty Fund       $9.6 billion                0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Venture Fund      $1.3 billion                0.64%            October 31,
                                                                                                                           2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Aspen Large      $888.9 million               0.64%              December
                                                    Cap Portfolio                                                        31, 2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Janus Aspen Mid Cap     $791.3 million               0.64%              December
                                                   Growth Portfolio                                                      31, 2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Aspen Forty       $1.0 billion                0.64%              December
                                                      Portfolio                                                          31, 2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     Janus Aspen          $13.8 million               0.60%              December
                                                  Fundamental Equity                                                     31, 2005
                                                      Portfolio
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Aspen Global      $34.4 million               0.64%              December
                                                    Life Sciences                                                        31, 2005
                                                      Portfolio
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Aspen Global     $167.1 million               0.64%              December
                                                 Technology Portfolio                                                    31, 2005
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     Janus Aspen          $1.2 billion                0.64%              December
                                                    International                                                        31, 2005
                                                     Growth Fund
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    Janus Adviser         $10.3 million               0.64%              July 31,
                                                   Contrarian Fund                                                         2006
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Janus Adviser Large     $156.1 million               0.64%              July 31,
                                                   Cap Growth Fund                                                         2006
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Janus Adviser Orion      $1.3 million                0.64%              July 31,
                                                         Fund                                                              2006
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Janus Adviser Mid       $95.1 million               0.64%              July 31,
                                                   Cap Growth Fund                                                         2006
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Janus Adviser Forty      $1.8 billion                0.64%              July 31,
                                                         Fund                                                              2006
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    Janus Adviser         $67.8 million               0.60%              July 31,
                                                  Fundamental Equity                                                       2006
                                                         Fund
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    Janus Adviser        $614.4 million               0.64%              July 31,
                                                    International                                                          2006
                                                     Growth Fund
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    Met Investors        $784.9 million      0.50% of the first $25      December
                                                  Series Trust Janus                                million;             31, 2005
                                                  Aggressive Growth                          0.40% of the next $225
                                                      Portfolio                                     million;
                                                                                             0.35% of the next $750
                                                                                              million; and 0.30% of
                                                                                               the excess over $1
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Ohio National Fund,      $16.5 million      0.55% of the first $100     December
                                                   Inc. Aggressive                                  million;             31, 2005
                                                   Growth Portfolio                          0.50% of the next $400
                                                                                                  million; and
                                                                                            0.45% of the excess over
                                                                                                  $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Pacific Funds PF       $45.0 million      0.45% of the first $25     March 31,
                                                 Janus Growth LT Fund                               million;               2006
                                                                                             0.40% of the next $125
                                                                                                    million;
                                                                                             0.35% of the next $850
                                                                                              million; 0.30% of the
                                                                                              next $1 billion; and
                                                                                            0.25% of the excess over
                                                                                                   $2 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Pacific Select Fund      $1.6 billion       0.45% of the first $25      December
                                                 Growth LT Portfolio                                million;             31, 2005
                                                                                             0.40% of the next $125
                                                                                                    million;
                                                                                             0.35% of the next $850
                                                                                              million; 0.30% of the
                                                                                              next $1 billion; and
                                                                                            0.25% of the excess over
                                                                                                   $2 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Pacific Select Fund     $153.3 million      0.45% of the first $25      December
                                                 Focused 30 Portfolio                               million;             31, 2005
                                                                                             0.40% of the next $125
                                                                                                    million;
                                                                                             0.35% of the next $850
                                                                                              million; 0.30% of the
                                                                                              next $1 billion; and
                                                                                            0.25% of the excess over
                                                                                                   $2 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    Met Investors         $1.1 billion       0.400% of the first $50     December
                                                  Series Trust Janus                                million;             31, 2005
                                                       Capital                               0.375% of the next $100
                                                     Appreciation                                   million;
                                                      Portfolio                              0.350% of the next $600
                                                                                             million; and 0.325% of
                                                                                              the excess over $750
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                       AEGON /            $1.7 billion      0.400% of the first $250     December
                                                 Transamerica Series                                million;#            31, 2005
                                                  Trust Janus Growth                         0.350% of the next $500
                                                      Portfolio                                     million;
                                                                                             0.300% of the next $750
                                                                                             million; 0.250% of the
                                                                                             next $1.5 billion; and
                                                                                              0.225% of the excess
                                                                                                 over $3 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     DWS Scudder         $154.9 million      0.450% of the first $25     December
                                                  Variable Series II                                million;             31, 2005
                                                   DWS Janus Growth                          0.400% of the next $125
                                                  Opportunities VIP                                 million;
                                                                                             0.375% of the next $600
                                                                                             million; and 0.350% of
                                                                                              the excess over $750
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  EQ Advisors Trust      $358.2 million     0.550% of the first $100     December
                                                  EQ/Janus Large Cap                                million;             31, 2005
                                                   Growth Portfolio                          0.500% of the next $400
                                                                                                  million; and
                                                                                              0.450% of the excess
                                                                                                over $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 ING Investors Trust      $85.3 million     0.450% of the first $500     December
                                                  EQ/Janus Large Cap                                million;             31, 2005
                                                   Growth Portfolio                          0.425% of the next $500
                                                                                                  million; and
                                                                                              0.400% of the excess
                                                                                                   thereafter

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Lincoln Variable      $556.4 million      0.40% of the first $250     December
                                                  Insurance Products                                million;             31, 2005
                                                    Trust Capital                            0.35% of the next $500
                                                  Appreciation Fund                                 million;
                                                                                             0.30% of the next $750
                                                                                              million; and 0.25% of
                                                                                              the excess over $1.5
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Maxim Series Fund,     $333.3 million      0.50% of the first $250     December
                                                   Inc. Maxim Janus                                 million;             31, 2005
                                                   Large Cap Growth                          0.45% of the next $500
                                                      Portfolio                                     million;
                                                                                             0.40% of the next $750
                                                                                              million; and 0.35% of
                                                                                              the excess over $1.5
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Northwestern Mutual     $132.3 million      0.55% of the first $100     December
                                                  Series Fund, Inc.                                 million;             31, 2005
                                                    Janus Capital                            0.50% of the next $400
                                                     Appreciation                                 million; and
                                                      Portfolio                             0.45% of the excess over
                                                                                                  $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Seasons Series Trust     $37.6 million      0.55% of the first $50     March 31,
                                                     Focus Growth                                   million;               2006
                                                      Portfolio                              0.50% of the next $450
                                                                                                  million; and
                                                                                            0.45% of the excess over
                                                                                                  $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Seasons Series Trust     $60.4 million      0.60% of the first $200    March 31,
                                                   Large Cap Growth                               million; and             2006
                                                      Portfolio                             0.55% of the excess over
                                                                                                  $200 million
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Transamerica IDEX       $1.1 million      0.400% of the first $250   October 31,
                                                   Mutual Funds TA                                 million;#^              2005
                                                  IDEX Janus Growth                          0.350% of the next $500
                                                         Fund                                       million;
                                                                                             0.300% of the next $750
                                                                                             million; 0.250% of the
                                                                                             next $1.5 billion; and
                                                                                              0.225% of the excess
                                                                                                 over $3 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
  --Sub-Advisor:                                     WM Trust II         $272.8 million     0.400% of the first $250     December
    SaBAM                                            Growth Fund                                    million;             31, 2005
    -----
                                                                                             0.350% of the next $250
                                                                                                    million;
                                                                                              0.300% of the excess
                                                                                                over $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Legg Mason Partners           [ ]           0.750% of the first $1        [ ]
                                                 Variable Portfolios                         billion; 0.725% of the
                                                  I, Inc. Large Cap                          next $1 billion; 0.700%
                                                     Growth Fund                             of the next $3 billion;
                                                                                              0.675% of the next $5
                                                                                             billion; and 0.650% of
                                                                                               the excess over $10
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Legg Mason Partners           [ ]           0.750% of the first $1        [ ]
                                                 Variable Portfolios                         billion; 0.725% of the
                                                 III, Inc. Large Cap                         next $1 billion; 0.700%
                                                     Growth Fund                             of the next $3 billion;
                                                                                              0.675% of the next $5
                                                                                             billion; and 0.650% of
                                                                                               the excess over $10
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Legg Mason Partners           [ ]           0.750% of the first $1        [ ]
                                                   Large Cap Growth                          billion; 0.725% of the
                                                         Fund                                next $1 billion; 0.700%
                                                                                             of the next $3 billion;
                                                                                              0.675% of the next $5
                                                                                             billion; and 0.650% of
                                                                                               the excess over $10
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    ING Legg Mason             [ ]          0.350% of the first $500       [ ]
                                                  Partners Large Cap                         million; 0.300% of the
                                                     Growth Fund                             next $1.5 billion; and
                                                                                              0.250% of the excess
                                                                                                 over $2 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     AZL Salomon               [ ]          0.450% of the first $250       [ ]
                                                  Brothers Large Cap                         million; 0.400% of the
                                                     Growth Fund                             next $250 million; and
                                                                                              0.350% of the excess
                                                                                                over $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
  --Sub-Advisor:                                     WM Trust II         $272.8 million     0.400% of the first $150     December
    Oppenheimer**                                    Growth Fund                             million; 0.375% of the      31, 2005
    -----------
                                                                                               next $150 million;
                                                                                             0.350% of the next $200
                                                                                             million; and 0.300% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Oppenheimer Capital      $3.1 billion       0.75% of the first $100    August 31,
                                                     Income Fund                              million; 0.70% of the        2006
                                                                                            next $100 million; 0.65%
                                                                                                of the next $100
                                                                                              million; 0.60% of the
                                                                                            next $100 million; 0.55%
                                                                                                of the next $100
                                                                                              million; and 0.50% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Oppenheimer Main       $3.5 billion       0.75% of the first $200     July 31,
                                                  Street Opportunity                          million; 0.72% of the        2006
                                                         Fund                               next $200 million; 0.69%
                                                                                                of the next $200
                                                                                              million; 0.66% of the
                                                                                             next $200 million; and
                                                                                            0.60% of the excess over
                                                                                                  $800 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Oppenheimer Main       $4.3 billion       0.75% of the first $200     June 30,
                                                   Street Small Cap                           million; 0.72% of the        2006
                                                         Fund                               next $200 million; 0.69%
                                                                                                of the next $200
                                                                                              million; 0.66% of the
                                                                                            next $200 million; 0.60%
                                                                                                of the next $4.2
                                                                                              billion; and 0.58% of
                                                                                               the excess over $5
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Oppenheimer Main       $11.1 billion      0.65% of the first $200    August 31,
                                                     Street Fund                              million; 0.60% of the        2006
                                                                                            next $150 million; 0.55%
                                                                                                of the next $150
                                                                                              million; and 0.45% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Oppenheimer Equity      $2.7 billion       0.75% of the first $100     December
                                                      Fund, Inc.                              million; 0.70% of the      31, 2005
                                                                                            next $100 million; 0.65%
                                                                                                of the next $100
                                                                                              million; 0.60% of the
                                                                                            next $100 million; 0.55%
                                                                                                of the next $100
                                                                                              million; and 0.50% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Oppenheimer Capital      $7.7 billion       0.75% of the first $200    August 31,
                                                  Appreciation Fund                           million; 0.72% of the        2006
                                                                                            next $200 million; 0.69%
                                                                                                of the next $200
                                                                                              million; 0.66% of the
                                                                                            next $200 million; 0.60%
                                                                                                of the next $700
                                                                                              million; 0.58% of the
                                                                                             next $1 billion; 0.56%
                                                                                             of the next $2 billion;
                                                                                              0.54% of the next $2
                                                                                              billion; 0.52% of the
                                                                                             next $2 billion; 0.50%
                                                                                                of the next $2.5
                                                                                              billion; and 0.48% of
                                                                                               the excess over $11
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Oppenheimer Growth      $1.2 billion       0.75% of the first $200    August 31,
                                                         Fund                                 million; 0.72% of the        2006
                                                                                            next $200 million; 0.69%
                                                                                                of the next $200
                                                                                              million; 0.66% of the
                                                                                            next $200 million; 0.60%
                                                                                                of the next $700
                                                                                              million; 0.58% of the
                                                                                             next $1 billion; 0.56%
                                                                                             of the next $2 billion;
                                                                                            0.54% of the excess over
                                                                                                  $4.5 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Oppenheimer Value       $1.3 billion      0.625% of the first $300   October 31,
                                                         Fund                                 million; 0.50% of the        2005
                                                                                            next $100 million; 0.45%
                                                                                             of the excess over $400
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                     Oppenheimer         $231.3 million      0.75% of the first $200    August 31,
                                                   Enterprise Fund                            million; 0.72% of the        2006
                                                                                            next $200 million; 0.69%
                                                                                                of the next $200
                                                                                              million; 0.66% of the
                                                                                            next $200 million; 0.60%
                                                                                                of the next $700
                                                                                              million; and 0.58% of
                                                                                              the excess over $1.5
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-advised Client     $856.4 million      0.42% of the first $700     December
                                                          #1                                  million; 0.40% of the      31, 2005
                                                                                             next $300 million; and
                                                                                            0.38% of the excess over
                                                                                                   $1 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-advised Client      $1.2 billion       0.40% of the first $150     December
                                                          #2                                 million; 0.375% of the      31, 2005
                                                                                            next $150 million; 0.35%
                                                                                                of the next $200
                                                                                              million; and 0.30% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Growth & Income Fund          WM Trust I                                  $2.6 billion      0.750% of the first $200   October 31,
                         Growth & Income Fund                                                million; 0.700% of the        2005
                                                                                               next $200 million;
                                                                                             0.650% of the next $100
                                                                                             million; and 0.575% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                         VALIC Company I Core                             $290 million      0.325% of the first $500   May 31, 2006
                              Equity Fund                                                    million; 0.250% of the
                                                                                            next $450 million; 0.20%
                                                                                             of the next $1 billion;
                                                                                             and 0.18% of the excess
                                                                                               over $1.950 billion
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Income Fund                   WM Trust I                                  $1.2 billion        0.50% of the first $2    October 31,
                              Income Fund                                                     billion; and 0.45% of        2005
                                                                                               the excess over $2
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
International                 WM Trust II                                $842.1 million      0.200% of the first $25   October 31,
Growth Fund              International Growth                                                       million;               2005
                                 Fund                                                        0.350% of the next $25
                                                                                                    million;
                                                                                             0.475% of the next $75
                                                                                                    million;
                                                                                             0.275% of the next $125
                                                                                             million; 0.325% of the
                                                                                               next $750 million;
                                                                                              0.275% of the next $2
                                                                                             billion; and 0.225% of
                                                                                               the excess over $3
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
  --Sub-Advisor:                                     WM Trust II         $110.1 million      0.800% of the first $25     December
     CGTC                                           International                                   million;             31, 2005
     ----
                                                     Growth Fund                             0.650% of the next $25
                                                                                                    million;
                                                                                             0.525% of the next $200
                                                                                             million; 0.475% of the
                                                                                            excess over $250 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    International              [ ]           0.750% of the first $25       [ ]
                                                     Equity Fund                             million; 0.600% of the
                                                                                            next $25 million; 0.425%
                                                                                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 EQ/Capital Guardian           [ ]          0.650% of the first $150       [ ]
                                                    International                            million; 0.550% of the
                                                                                               next $150 million;
                                                                                             0.450% of the next $100
                                                                                             million; and 0.400% of
                                                                                              the excess over $400
                                                                                                     million
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  The International            [ ]                   0.400%                [ ]
                                                   Equity Portfolio

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   VST Overseas "B"            [ ]          0.650% of the first $150       [ ]
                                                         Fund                                million; 0.550% of the
                                                                                               next $150 million;
                                                                                             0.450% of the next $200
                                                                                             million; and 0.400% of
                                                                                              the excess over $500
                                                                                                     million
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                   Capital Guardian            [ ]           0.750% of the first $25       [ ]
                                                  SIIT World Equity                          million; 0.600% of the
                                                      ex US Fund                            next $25 million; 0.425%
                                                                                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  SEI Institutional            [ ]           0.750% of the first $25       [ ]
                                                 International Trust                         million; 0.600% of the
                                                        - IEF                               next $25 million; 0.425%
                                                                                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  SEI Institutional            [ ]           0.750% of the first $25       [ ]
                                                 International Trust                         million; 0.600% of the
                                                        - IEP                               next $25 million; 0.425%
                                                                                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                      State Farm               [ ]           0.750% of the first $25       [ ]
                                                    International                            million; 0.600% of the
                                                     equity Fund                            next $25 million; 0.425%
                                                                                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 State Farm Variable           [ ]           0.750% of the first $25       [ ]
                                                    Product Trust                            million; 0.600% of the
                                                    International                           next $25 million; 0.425%
                                                     Equity Fund                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    International              [ ]           0.750% of the first $25       [ ]
                                                     Equity Fund                             million; 0.600% of the
                                                                                            next $25 million; 0.425%
                                                                                                of the next $200
                                                                                             million; and 0.375% of
                                                                                              the excess over $250
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Mid Cap Stock Fund            WM Trust I                                 $888.4 million       0.75% of the first $1    October 31,
                           Mid Cap Stock Fund                                                       billion;               2005
                                                                                              0.70% of the next $1
                                                                                                    billion;
                                                                                              0.65% of the next $1
                                                                                              billion; and 0.60% of
                                                                                               the excess over $3
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Money Market Fund             WM Trust I                                 $711.4 million       0.45% of the first $1    October 31,
                           Money Market Fund                                                  billion; and 0.40% of        2005
                                                                                               the excess over $1
                                                                                                     billion


----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
REIT Fund                     WM Trust I                                 $421.1 million      0.80% of the first $500   October 31,
                               REIT Fund                                                            million;               2005
                                                                                             0.75% of the next $1.5
                                                                                                    billion;
                                                                                              0.70% of the next $1
                                                                                              billion; and 0.65% of
                                                                                               the excess over $3
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Short-Term                    WM Trust II                                $269.0 million      0.50% of the first $200   October 31,
Income Fund             Short Term Income Fund                                                      million;               2005
                                                                                             0.45% of the next $300
                                                                                              million; and 0.40% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Small Cap Growth Fund         WM Trust II                                $337.4 million      0.85% of the first $500   October 31,
                         Small Cap Growth Fund                                                      million;               2005
                                                                                             0.75% of the next $2.5
                                                                                                    billion;
                                                                                            0.70% of the excess over
                                                                                                   $3 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
  --Sub-Advisor:                                     WM Trust II          $46.4 million     0.600% of the first $250     December
     Delaware*                                     Small Cap Growth                                 million;             31, 2005
     --------
                                                         Fund                                0.500% of the next $250
                                                                                                    million;
                                                                                              0.400% of the excess
                                                                                                over $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-Advised Mutual           [ ]                    0.50%                [ ]
                                                         Fund

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-Advised Mutual           [ ]                    0.50%                [ ]
                                                         Fund

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-Advised Mutual           [ ]           0.70% of the first $100       [ ]
                                                         Fund                                 million; 0.60% of the
                                                                                            next $150 million; 0.50%
                                                                                                of the next $250
                                                                                              million; and 0.45% of
                                                                                              the excess over $500
                                                                                                     million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-Advised Mutual           [ ]                    0.45%                [ ]
                                                         Fund

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Sub-Advised Mutual           [ ]                    0.45%                [ ]
                                                         Fund

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Advised Mutual Fund           [ ]                    0.75%                [ ]

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 Advised Mutual Fund           [ ]                    1.60%                [ ]

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
  --Sub-Advisor:                                     WM Trust II          $46.4 million     0.600% of the first $250     December
    Oberweis                                       Small Cap Growth                                 million;             31, 2005
    --------
                                                         Fund                                0.500% of the next $250
                                                                                                    million;
                                                                                              0.400% of the excess
                                                                                                over $500 million

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Oberweis Emerging       $184 million                0.82%              December
                                                     Growth Fund                                                         31, 2005

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                  Optimum Small Cap        $39 million                0.70%             March 31,
                                                     Growth Fund                                                           2006

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                    GVIT Small Cap         $85 million                0.60%              December
                                                     Growth Fund                                                         31, 2005

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 JP Morgan Small Cap       $78 million                0.55%              December
                                                     Growth Fund                                                         31, 2005

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
                                                 The Hartford Select       $3 million                 0.60%              December
                                                   Small Cap Growth                                                      31, 2005
                                                         Fund

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Small Cap Value Fund          WM Trust I                                 $339.3 million      0.85% of the first $500   October 31,
                         Small Cap Value Fund                                                       million;               2005
                                                                                             0.75% of the next $2.5
                                                                                              billion; and 0.70% of
                                                                                               the excess over $3
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
Strategic Growth                WM SAM                                    $2.0 billion       0.100% of the first $1    October 31,
 Portfolio                  Strategic Growth                                                      billion; and             2005
                               Portfolio                                                      0.750% of the excess
                                                                                                 over $1 billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
U.S. Government               WM Trust I                                  $1.9 billion        0.50% of the first $2    October 31,
Securities Fund             U.S. Government                                                   billion; and 0.45% of        2005
                            Securities Fund                                                    the excess over $2
                                                                                                     billion

----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------
West Coast Equity Fund        WM Trust I                                  $1.5 billion      0.625% of the first $500     October
                        West Coast Equity Fund                                               million; and 0.500% of      31, 2005
                                                                                              the excess over $500
                                                                                                     million
----------------------- ------------------------ --------------------- -------------------- -------------------------- -------------

* Delaware does not disclose the identities of the other registered investment companies that it advises or sub-advises.
** Oppenheimer does not disclose the identities of the other registered investment companies that it sub-advises.

                                                                      Appendix K



                    FORMS OF PROPOSED SUB-ADVISORY AGREEMENTS

                       K-1 --  Janus Capital Management LLC
                       K-2 -- Salomon Brothers Asset Management Inc. K-3 -- OppenheimerFunds, Inc.
                       K-4 --  Capital Guardian Trust Company
                       K-5 --  Delaware Management Company
                       K-6 --  Oberweis Asset Management, Inc.

                                                                Appendix K-1
                                     FORM OF

                              AMENDED AND RESTATED

                        INVESTMENT SUB ADVISORY AGREEMENT

                      THE GROWTH FUND OF WM VARIABLE TRUST

                          Effective as of [_____], 2006

         This Amended and Restated Investment Sub-Advisory Agreement is made and entered into as of this [___] day of [_____], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and Janus Capital Management LLC, (the "Sub-Advisor"), a corporation organized under the laws of the state of Colorado. This Agreement supersedes the terms of the Agreement among WM Advisors, the Trust, and the Sub-Advisor dated November 9, 2004.

         Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund; Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;
 Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

         Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.       Investment Description; Appointment

         WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.       Services as Investment Sub-Advisor

         Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures for the Fund that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made;
(d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and
(e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.       Brokerage

         Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4.       Information Provided to the Trust

         The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.       Standard of Care

         The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.       Compensation

         In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.       Expenses

         The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.       Services to Other Companies or Accounts

         WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.       Term of Agreement

         This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. Representations of WM Advisors and the Sub-Advisor

         WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

         The Sub-Advisor represents that it is authorized to perform the services described herein.

11.      Indemnification

         WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.      Amendment of this Agreement

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.      Use of Names

         The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Janus Capital Management LLC" and that all use of any designation comprised in whole or part of Janus Capital Management LLC (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

         The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.      Declaration of Trust and Limitation of Liability

         A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.      Entire Agreement; Amendment of Management Agreement

         This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated March 20, 1998, as amended as of January 1, 1999 (the "Management Agreement").

         The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement;
(c) The Trust acknowledges and agrees that, for so long as Sub-Adviser meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.      Governing Law

         This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17.      Miscellaneous

         (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

         (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

         (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WM ADVISORS, INC.                   WM VARIABLE TRUST, on behalf of its Growth
Fund series

By_____________________________     By________________________
Name:    William G. Papesh                  Name: John T. West
Title: President                            Title: First Vice President
JANUS CAPITAL MANAGEMENT LLC
By________________________                  Dated: [_____], 2006
Name:
Title:

                                                                     Annex A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

         "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

         "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust II managed by the Sub-Advisor.

         "Combined Assets" shall mean the sum of Fund Assets and Other Assets;
and

         "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of receipt by WM Advisors of an invoice from the Sub-Advisor) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month. In addition, the aggregate prorated fee paid for November 2004 will be reduced by an amount equal to the difference between (i) the fee paid to the Sub-Advisor under the Investment Sub-Advisory Agreement between the Fund and the Sub-Advisor dated as of April 3, 2002 for the period beginning November 1, 2004 and ending on the date this Agreement becomes effective (the "Period") and (ii) the fee that would have been paid for the Period had the fee schedule set forth in paragraph 3 of this Annex I been in effect.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

                              First      Next    Next     Over
                               $250      $500    $750      $1.5
                           Million    Million  Million   Billion
                             0.40%      0.35%   0.30%     0.25%

                                                                Appendix K-2
                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                      THE GROWTH FUND OF WM ADVISORS, INC.

                          Effective as of [_____], 2006

         This Agreement is made and entered into as of this [___] day of [_____], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and Salomon Brothers Asset Management Inc, (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware.

         Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund; Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

         Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

         Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.       Investment Description; Appointment

         WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. Until WM Advisors delivers any such amendment or supplement to the Sub-Advisor, the Sub-Advisor shall be fully protected in relying on the Prospectus and Statement of Additional information and any supplements thereto previously furnished to the Sub-Advisor.

         WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.       Services as Investment Sub-Advisor

         Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) comply with the applicable provisions of the Trust's Master Trust Agreement; (c) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (d) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (e) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees or WM Advisors such quarterly, annual and special reports as the Board or WM Advisors may reasonably request; and (f) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs
(a) and (b) of Rule 12d3-1 under the 1940 Act.

3.       Brokerage

         Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of WM Advisors and/or the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4. Information Provided to WM Advisors and the Trust

         The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.       Standard of Care

         The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.       Compensation

         In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.       Expenses

         The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.       Services to Other Companies or Accounts

         WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.       Term of Agreement

         Except as otherwise provided below, this Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. Representations of the Trust, WM Advisors and the Sub-Advisor

         The Trust represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and
(b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

         WM Advisors represents that (a) the appointment of the Sub-Advisor has been duly authorized; (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (c) it is authorized to perform the services herein.

         The Sub-Advisor represents that (a) it is authorized to perform the services described herein, and (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

11.      Indemnification

         WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

         Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12.      Amendment of this Agreement

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.      Use of Names

         The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Salomon Brothers Asset Management Inc" and that all use of any designation comprised in whole or part of Salomon Brothers Asset Management Inc and use of any logos, trademarks, service marks or trade names (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the written consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for use by the Trust's trustees and for internal use by the Trust and WM Advisors or its affiliates. WM Advisors agrees that it will review with the Sub-Advisor any advertisement, sales literature, or notice (collectively, "Sales Material") prepared by WM Advisors or any affiliate prior to its use that makes reference to the Sub-Advisor or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Sub-Advisor shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. Notwithstanding the foregoing, Sub-Advisor shall be responsible for ensuring the adequacy and accuracy of information about Sub-Advisor provided to WM Advisors or its affiliates for use in Sales Material prepared by WM Advisors or its affiliates. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 5 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable. If WM Advisors or the Fund makes an unauthorized use of the Sub-Advisor's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Advisor shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Sub-Advisor will be entitled to injunctive relief.

         The Sub-Advisor agrees and acknowledges that (i) the Trust is the sole owner of the corporate name, associated good will and other rights in various jurisdictions of the name "WM Variable Trust" and (ii) WM Advisors is the sole owner of the name, associated good will and other rights in various jurisdictions of the name "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust Variable" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the written consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Sub-Advisor agrees it will review with the Trust or WM Advisors, as applicable, any advertisement, sales literature, or other material prior to its use that makes reference to the Trust, WM Advisors, or any affiliates or any name(s), derivatives, logos, trademarks, service marks or trade names thereof, it being understood that neither the Trust nor WM Advisors shall have any responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. Notwithstanding the foregoing, WM Advisors shall be responsible for ensuring the adequacy and accuracy of information about WM Advisors, its affiliates, the Trust or the Funds provided to Sub-Advisor for use in Sales Material prepared by Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

         If Sub-Advisor makes an unauthorized use of the Trust's or WM Advisor's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Trust or WM Advisors, as applicable, shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Trust or WM Advisors, as applicable, will be entitled to injunctive relief.

14.      Declaration of Trust and Limitation of Liability

         A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.      Entire Agreement; Amendment of Management Agreement

         This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

         The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.      Governing Law

         This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17.      Miscellaneous

         (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Advisor's policies and procedures. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

         (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

         (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WM ADVISORS, INC.                   WM VARIABLE TRUST, on behalf of
                                      its Growth Fund series

By_____________________________     By________________________
Name:    William G. Papesh                  Name: John T. West
Title: President                            Title: First Vice President


SALOMON BROTHERS ASSET MANAGEMENT INC
By________________________                  Dated: [_____], 2006
Name: Robert Shepler
Title: Managing Director

                                                              Annex A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

         "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

         "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust managed by the Sub-Advisor.

         "Combined Assets" shall mean the sum of Fund Assets and Other Assets;
and

         "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of month end) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

                                 First       Next       Over
                                 $250       $250        $500
                             Million       Million     Million
                              0.400%       0.350%       0.300%

                                                        Appendix K-3


                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                   GROWTH FUND

                          Effective as of [_____], 2006

         This Agreement is made and entered into as of this [___] day of [_____], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and OppenheimerFunds, Inc., (the "Sub-Advisor"), a corporation organized under the laws of the state of Colorado.

         Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund; Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

         Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.       Investment Description; Appointment

         WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.       Services as Investment Sub-Advisor

         Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures for the Fund that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made;
(d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and
(e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing.

3.       Brokerage

         Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4.       Information Provided to the Trust

         The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.       Standard of Care

         The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.       Compensation

         In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.       Expenses

         The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.       Services to Other Companies or Accounts

         WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.       Term of Agreement

         This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. Representations of WM Advisors and the Sub-Advisor

         WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.
The Sub-Advisor represents that it is authorized to perform the services described herein.

11.      Indemnification

         WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.      Amendment of this Agreement

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.      Use of Names

         The parties agree and acknowledge that the Sub-Advisor has a property interest in the name and mark "OppenheimerFunds, Inc." and that all use of any designation comprised in whole or part of OppenheimerFunds, Inc. (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

         The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.      Declaration of Trust and Limitation of Liability

         A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.      Entire Agreement; Amendment of Management Agreement

         This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated March 20, 1998, as amended as of January 1, 1999 (the "Management Agreement").

         The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement;
(c) The Trust acknowledges and agrees that, for so long as Sub-Adviser meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.      Governing Law

         This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17.      Miscellaneous

         (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

         (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

         (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WM ADVISORS, INC.                   WM VARIABLE TRUST, on behalf of its
                                      Growth Fund series

By_____________________________     By________________________
  Name:                               Name:
  Title:                              Title:

OPPENHEIMERFUNDS, INC.
By________________________          Dated:__________________________
  Name:
  Title:

                                                              Annex A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

         "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

         "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust II managed by the Sub-Advisor.

         "Combined Assets" shall mean the sum of Fund Assets and Other Assets;
and

         "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of receipt by WM Advisors of an invoice from the Sub-Advisor) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:
                  First            Next         Next           Over
                  $150             $150         $200           $500
                  Million          Million      Million        Million
                  -------          -------      -------        -------
                  0.40%             0.375%     0.35%           0.30%

                                                                Appendix K-4
                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                WM VARIABLE TRUST

                            INTERNATIONAL GROWTH FUND

                     EFFECTIVE AS OF [________] [___], 2006


Capital Guardian Trust Company
333 South Hope Street
Los Angeles, CA 90071

Ladies and Gentlemen:

         WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, hereby agrees with Capital Guardian Trust Company, (the "Sub-Advisor"), a trust company organized under the laws of the state of California, as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

         WM Advisors desires to employ the capital of the International Growth Fund (the "Fund"), a series of WM Variable Trust (the "Trust"), by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor on an on-going basis. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. SERVICES AND INVESTMENT SUB-ADVISOR

         Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, to the extent related to the scope of its duties reasonably contemplated under this Agreement,
(a) act in conformity with the Trust's Master Trust Agreement, the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 (to the extent applicable to the Sub-Advisor) and the Internal Revenue Code of 1986, as the same may from time to time be amended; (b) make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain appropriate records with respect to the securities transactions of the Fund and will furnish to the Trust's Board of Trustees such periodic, regular and special reports (including presentations by the Sub-Advisor's personnel primarily responsible for the day-to-day management of the Fund's portfolio) as the Board may reasonably request; (e) provide WM Advisors and its affiliates with such support with respect to the Fund as they may reasonably request; and (f) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever market, economic, and transactional information that the Trust or WM Advisors may reasonably request relating to the investments that the Fund may hold or contemplate purchasing.

3.       BROKERAGE

         In executing transactions for the Fund and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Fund and their shareholders. In assessing the best overall terms available for any Fund transactions, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Fund, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Trust with research advice and other services.

4. INFORMATION PROVIDED TO THE TRUST

         The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund, and will on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5. STANDARD OF CARE

         The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund or WM Advisors in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

6.       COMPENSATION

         (a) In consideration of the services rendered pursuant to this Agreement, WM Advisors will pay the Sub-Advisor on the first business day of each quarter a fee for the previous quarter according to the schedule of fees detailed in Annex A attached to this Agreement. The Sub-Advisor shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to WM Advisors for payment of fees due. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.

         (b) The Trust, on behalf of the Fund, shall pay directly to Sub-Advisor a quarterly fee equal to the fee set forth in Section 6(a).

         (c) Sub-Advisor shall not be entitled to any fees under this Agreement other than the fee forth in Section 6(b) of this Agreement.

7.       EXPENSES

         The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any other operating expenses of the Fund. In addition, the Fund may pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

         WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures mutually believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

9. TERM OF AGREEMENT

         This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

10. REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

         WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated January 29, 1993, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

         The Sub-Advisor represents that it is authorized to perform the services described herein.

11.      INDEMNIFICATION

         WM Advisors shall indemnify and hold harmless the Sub-Advisor and its affiliates and their respective officers, directors and employees from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor or its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12. AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. USE OF NAMES

         a. It is understood that the name "Capital Guardian Trust Company," the names of the Sub-Advisor's affiliates within The Capital Group Companies, Inc. (including, but not limited to the American Funds Group of mutual funds), and any derivative thereof or logo associated with such names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust and/or Fund only with the prior written approval of the Sub-Advisor and for so long as the Sub-Advisor is an investment sub-advisor to the Trust and/or the Fund; provided that the Trust and the Fund may use such name (or derivative or logo) without such prior written approval in offering materials of the Trust to the extent that (i) such materials simply list the Sub-Advisor as the Sub-Advisor to the Fund as part of a listing of the investment sub-advisers to the series or portfolios of the Trust with a pre-approved standard description of the Sub-Advisor's experience and duties hereunder; (ii) such materials include such name (or derivative or logo) and any related information that has been previously approved by the Sub-Advisor or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Trust's registration statement; or (iii) such materials are intended for internal use by the Trust and WM Advisors. In using information about the Sub-Advisor where pre-approval is not required, it shall be WM Advisors' responsibility to seek updates to such materials as it deems necessary. Such prior written approval of the Sub-Advisor shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Trust and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

         b. It is understood that the names "WM Variable Trust," and "WM Advisors, Inc." or any derivatives thereof or logos associated with such names are the valuable property of the Trust and/or WM Advisors and their affiliates and that the Sub-Advisor or its affiliates have the right to use such names (or derivatives or logos) in marketing materials of the Sub-Advisor or its affiliates only with the prior written approval of WM Advisors or the Trust, as applicable, and for so long as the Sub-Advisor is an investment sub-advisor to the Trust and/or the Fund; provided that the Sub-Advisor or its affiliates may use such names (or derivatives or logos) without such prior written approval in marketing materials of the Sub-Advisor or its affiliates to the extent that (i) such materials simply list the Trust or the Fund as part of a listing of the investment companies advised by the Sub-Advisor or its affiliates with a brief description of the Trust or the Fund; (ii) such materials include such names (or derivatives or logos) and any related information that has been previously approved by the Trust or WM Advisors, as applicable, or that is required to be disclosed by applicable law or regulation; or (iii) such materials are intended for internal use by the Sub-Advisor. Such prior written approval of WM Advisors or the Trust, as applicable, shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Advisor and its affiliates shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

14. PROXY VOTING

         Except as specifically instructed by the Trustees of the Trust or WM Advisors, the Sub-Advisor shall exercise or procure the exercise of any voting rights attaching to investments of the Fund on behalf of the Fund.

15. ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto.

16. GOVERNING LAW

         This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                              Very truly yours,

                                              WM Advisors, Inc.

Dated:                                        By
      --------------------------------------    -------------------------------
                                                   Name: William G. Papesh
                                                   Title: President

Accepted:

Capital Guardian Trust Company

By                                            By
--------------------------------------------    -------------------------------
                                                   Name: Michael Burik
                                                   Title: Vice President

                                                                  ANNEX A

1. STANDARD FEE

         The minimum annual fee payable under this Agreement shall be $1,250,000 combined with respect to the International Growth Fund series of WM Trust II and WM Variable Trust.

         The fees payable under this Agreement shall be determined by reference to the following schedule based upon the average daily net assets of the Fund and any other investment company advised by WM Advisors or any of its affiliates (as determined by the Trust's accounting agent pursuant to the Fund's pricing procedures) subject to reduction as described below:

         On the first $25 million ........................    .80 of 1%
         $25 million to $50 million.......................    .65 of 1%
         $50 million to $250 million......................    .525 of 1%
         Over $250 million*...............................    .475 of 1%



* This breakpoint will be applied to the extent the aggregate non-U.S./global, regional, single country (excluding U.S.) equity, and fixed-income (emerging markets) assets of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates exceed $250 million.

2.       Asset Fee Aggregation Policies

         For fee purposes, asset aggregation will apply to all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisors or its affiliates, except for emerging market equity investments and investments in other funds with internally charged fees ("Eligible Accounts)". In order to achieve the benefit of asset aggregation, the combined total of the minimum fee applicable to each Eligible Account.

         For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

         For Eligible Accounts with different investment objectives and guidelines:

          - Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

         - Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

         - The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

         For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income - emerging markets, and fixed-income -- developed markets.

         The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

         If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.

3. FEE DISCOUNTS AND ELIMINATION OF FREE BREAKPOINTS

         The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates:

        Aggregated fees between $1.25 million to $4 million....5% discount
        Aggregated fees between $4 million to $8 million... 7.5% discount Aggregated fees between $8 million to $12 million... 10% discount
        Aggregated fees over $12 million................... 12.5% discount

         For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds with internally charged fees managed by Sub-Advisor and its affiliates (except for investments in American Funds' mutual funds). The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

         If total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

         To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.
         Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

         Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market values alone will not cause the reinstatement of a lower discount level or fee breakpoints.

                                                                 Appendix K-5


                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                 THE SMALL CAP GROWTH FUND OF WM VARIABLE TRUST

                          Effective as of [_____], 2006

         This Investment Sub-Advisory Agreement is made and entered into as of this [___] day of [_____], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Small Cap Growth Fund series (the "Fund"), and Delaware Management Company, a series of Delaware Management Business Trust, (the "Sub-Advisor"), a statutory trust organized under the laws of the state of Delaware.

         Whereas, the Trust is an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

         Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

         Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and Delaware Management Business Trust, of which the Sub-Advisor is a series, is registered as an investment adviser under the Advisers Act; and

         Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment sub-advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.       Investment Description; Appointment

         WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, the Bylaws, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement, each as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective; provided, however, that if any such amendment or supplement relates to the Sub-Advisor or may reasonably be expected to materially affect the Sub-Advisor's duties or obligations under this Agreement, WM Advisors agrees to provide copies of such amendment or supplement prior to its effectiveness. WM Advisors agrees to furnish the Sub-Advisor with resolutions approved by the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a copy of any financial statements or reports prepared for the Fund by the Trust's independent registered public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its services hereunder. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the portion of the Fund allocated to the Sub-Advisor by WM Advisors from time to time. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.       Services as Investment Sub-Advisor

                  Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, solely with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the "Federal Securities Laws" (as defined in Rule 38a-1 under the 1940 Act) (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made;
(d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) except as permitted in this section or elsewhere in this Agreement treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and to prior, present or potential shareholders and will not knowingly use or disclose such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets in the portion of the Fund under the Sub-Advisor's management. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the Fund's investment objectives and policies, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing in the portion of the fund under the Sub-Advisor's management. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.


         The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, to the extent applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. No supervisory activity undertaken by WM Advisors shall limit the Sub-Advisor's full responsibility for any of the foregoing.

3.       Brokerage

         Subject to (a) the over-riding objective of obtaining the best possible execution of orders; and (b) review and approval of the Board of Trustees of the Trust, which may be conducted as often as the Trustees of the Trust may determine, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the 1934 Act, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (a) no advisory account will be favored by the Sub-Advisor over any other account; (b) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (c) only advisory clients' transactions will be aggregated for such an aggregated order; and (d) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement. Notwithstanding the forgoing, the Sub-Advisor may not compensate a broker or dealer (including a government securities or municipal securities broker or dealer) for any promotion or sale of shares of any investment company, including the Fund, by directing to the broker or dealer the Fund's portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund's portfolio transactions effected through a broker or dealer.

4. Information Provided to the Trust and WM Advisors

         The Sub-Advisor will keep the Trust and WM Advisors informed of developments related to the Sub-Advisor, or its affiliates, their business, condition or prospects, including without limitation material regulatory investigations, that may materially affect the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. For purposes of the preceding sentence only, the term "affiliate" shall mean (i) affiliates of the Sub-Advisor controlled by Delaware Management Holdings, Inc. (or its successor), which directly or indirectly controls the Sub-Advisor, and (ii) any registered broker-dealer or registered investment adviser under common control with the Sub-Advisor. Further, the Sub-Advisor shall notify WM Advisors immediately upon detection of
(a) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund's or the Sub-Advisor's policies, guidelines or procedures. WM Advisors agrees to provide Sub-Advisor with all relevant Fund policies, guidelines and procedures.

5.       Standard of Care

         The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2-4 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.       Compensation

         In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.       Expenses

         The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.       Services to Other Companies or Accounts

         WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.       Term of Agreement

         This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. Representations of WM Advisors and the Sub-Advisor

         WM Advisors represents and acknowledges, for itself and on behalf of the Fund, that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, (d) it is authorized to perform the services herein, and (e) it has received a copy of Part II of Sub-Advisor's current Form ADV, at least 48 hours prior to signing this Agreement. The Sub-Advisor represents that it is authorized to perform the services described herein. Further, the Sub-Advisor represents that it maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to WM Advisors (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance. Furthermore, the Sub-Advisor shall upon reasonable request provide WM Advisors any information it may reasonably require concerning the amount of or scope of such insurance.

11.      Indemnification

         WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.
Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12.      Amendment of this Agreement

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.      Indemnification Use of Names

         The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Delaware Management Company, a series of Delaware Management Business Trust," and that all use of any designation comprised in whole or part of Delaware Management Company, a series of Delaware Management Business Trust, (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

         The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. Except as used to identify the Fund to third parties as a client, the use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.      Declaration of Trust and Limitation of Liability

A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust, as an officer and not individually, on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.      Entire Agreement; Amendment of Management Agreement

         This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").
The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.      Governing Law

         This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.      Miscellaneous

         (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the portion of the Fund under the Sub-Advisor's management may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Fund shall cause all proxies received by it or on its behalf that relate to securities within the portion of the Fund managed by the Sub-Advisor to be delivered to the Sub-Advisor or its agent on a timely basis.

         (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian. The Sub-Advisor shall under no circumstances act as custodian for the Fund.

         (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

         (d) In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or WM Advisors in any way or otherwise be deemed to be an agent of the Fund, the Trust, or WM Advisors. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         (e) The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

         (f) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

                   If to WM Advisors, to: Attn: [Cindy Kim]
                   1201 Third Avenue 22nd Floor Seattle, WA  98101

                   If to the Fund, to: Attn: Brian D. McCabe of Ropes & Gray LLP One International Place Boston, MA 02110-2624

                   If to the Sub-Advisor, to:  Attn:  Patrick Coyne
                   2005 Market Street, Philadelphia, PA 19103, with a copy to General Counsel at same address

         (h) The Sub-Advisor is permitted to include the performance of the portion of the Fund managed by the Sub-Advisor in calculating the performance of its composites; provided, that the Sub-Advisor shall indemnify the Fund and WM Advisors for any liability that results from such use.

18.      Confidential Information

         "Confidential Information" of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked "Confidential Information" or not. Each party will make reasonable effort to advise each other party when information disclosed to that other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by each other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. Confidential Information shall not be disclosed to third parties without specific written permission of the protected party. Each party shall, however, be permitted to disclose relevant aspects of each other party's Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

         The obligations in this Section 18 shall not restrict any disclosure by any party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that, the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

         The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information
(ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. To the extent that any duties and responsibilities under the Agreement are delegated to an agent or other subcontractor, the party shall take reasonable steps to ensure that such agents and subcontractor adhere to the same requirements. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

         Notwithstanding the foregoing, the provisions of this Section 18 shall impose no obligations on the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


WM ADVISORS, INC.                   WM VARIABLE TRUST, on behalf of its
                                     Small Cap Growth Fund series

By_____________________________     By________________________
Name:    William G. Papesh                  Name: John T. West
Title: President                            Title: First Vice President

DELAWARE MANAGEMENT COMPANY,
a series of DELAWARE MANAGEMENT BUSINESS TRUST

By________________________                  Dated: [_____], 2006
Name: John C.E. Campbell
Title: Executive Vice President/Global Marketing & Client Services

                                                                   Annex A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

         "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

         "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust managed by the Sub-Advisor.

         "Combined Assets" shall mean the sum of Fund Assets and Other Assets;
and

         "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of month end) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund under this Agreement shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

                           First            Next              Over
                           $250             $250              $500
                           Million          Million         Million
                           -------          -------         -------
                           0.60%            0.50%             0.40%

                                                                   Appendix K-6
                                     FORM OF

                        INVESTMENT SUB-ADVISORY AGREEMENT

                 THE SMALL CAP GROWTH FUND OF WM VARIABLE TRUST

                          Effective as of [_____], 2006

         This Investment Sub-Advisory Agreement is made and entered into as of this [_____] day of [_____], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Variable Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Small Cap Growth Fund series (the "Fund"), and Oberweis Asset Management, Inc. (the "Sub-Advisor"), a corporation organized under the laws of the state of Illinois.

         Whereas, the Trust is an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

         Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

         Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

         Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment sub-advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.       Investment Description; Appointment

         WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, the Bylaws, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement, each as amended, have been submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective provided, however, that if any such amendment or supplement relates to the Sub-Advisor or may reasonably be expected to materially affect the Sub-Advisor's duties or obligations under this Agreement, WM Advisors agrees to provide copies of such amendment or supplement prior to its effectiveness. WM Advisors agrees to furnish the Sub-Advisor with resolutions approved by the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by the Trust's independent registered public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform the services hereunder. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the portion of the Fund allocated to the Sub-Advisor by WM Advisors from time to time. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.       Services as Investment Sub-Advisor

         Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, solely with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors,
(a) maintain and implement compliance procedures that are reasonably designed to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, and to prevent violations of the "Federal Securities Laws" (as defined in Rule 38a-1 under the 1940 Act); (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) except as permitted in this section or elsewhere in this Agreement treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and to prior, present or potential shareholders and will not knowingly use or disclose such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the Fund's investment objectives and policies, the majority or the whole of the portion of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing in the portion of the Fund under the Sub-Advisor's management. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

         The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, to the extent applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. No supervisory activity undertaken by WM Advisors shall limit the Sub-Advisor's full responsibility for any of the foregoing.

3.       Brokerage

         Subject to (a) the over-riding objective of obtaining the best possible execution of orders; and (b) review and approval of the Board of Trustees of the Trust, which may be conducted as often as the Trustees of the Trust may determine, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the 1934 Act, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (a) no advisory account will be favored by the Sub-Advisor over any other account; (b) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (c) only advisory clients' transactions will be aggregated for such an aggregated order; and (d) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement. Notwithstanding the forgoing, the Sub-Advisor may not compensate a broker or dealer (including a government securities or municipal securities broker or dealer) for any promotion or sale of shares of any investment company, including the Fund, by directing to the broker or dealer the Fund's portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund's portfolio transactions effected through a broker or dealer.

4. Information Provided to the Trust and WM Advisors

         The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. Further, the Sub-Advisor shall notify WM Advisors immediately upon detection of (a) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or
(b) any material breach of any of the Fund's or the Sub-Advisor's policies, guidelines or procedures.

5.       Standard of Care

         The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2-4 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.       Compensation

         In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.       Expenses

         The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of investment advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.       Services to Other Companies or Accounts

         WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.       Term of Agreement

         This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. Representations of WM Advisors and the Sub-Advisor

         WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

         The Sub-Advisor represents that it is authorized to perform the services described herein. Further, the Sub-Advisor represents that it maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to WM Advisors (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance policies. Furthermore, the Sub-Advisor shall upon reasonable request provide WM Advisors any information it may reasonably require concerning the amount of or scope of such insurance.

11.      Indemnification

         WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

         Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12.      Amendment of this Agreement

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.      Indemnification Use of Names

         The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Oberweis" and that all use of any designation comprised in whole or part of Oberweis (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

         The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Variable Trust" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Variable Trust" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.      Declaration of Trust and Limitation of Liability

         A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust, as an officer and not individually, on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.      Entire Agreement; Amendment of Management Agreement

         This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

         The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.      Governing Law

         This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.      Miscellaneous

         (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the portion of the Fund under the Sub-Advisor's management may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

         (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian. WM Advisors shall instruct the Fund's Custodian and other appropriate parties to promptly forward proxies related to securities within the portion of the Fund managed by the Sub-Advisor to the Sub-Advisor, and the Sub-Advisor shall have no liability for failing to vote the proxy for an issuer when it has not received the proxy statement for that issuer. The Sub-Advisor shall under no circumstances act as custodian for the Fund.

         (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

         (d) In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or WM Advisors in any way or otherwise be deemed to be an agent of the Fund, the Trust, or WM Advisors. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         (e) The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

         (f) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) WM Advisors and the Trust's Board of Trustees understand that the value of investments made for the Fund may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Sub-Advisor has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. WM Advisors and the Trust's Board of Trustees acknowledge that the Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by the Sub-Adviser are subject to various market and business risks.

         (h) All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

         If to WM Advisors, Inc. to: [Cindy M. Kim]
         1201 Third Avenue 22nd Floor  Seattle, WA  98101

         If to the Fund, to: Attn: Brian D. McCabe of Ropes & Gray LLC One International Place Boston, MA 02110-2624


         If to the Sub-Advisor, to:  Attn: James W. Oberweis
         951 Ice Cream Drive, Suite 200  North Aurora, IL 60542

         (i) The Sub-Advisor is permitted to include the performance of the portion of the Fund managed by the Sub-Advisor in calculating the performance of its composites and identify the Fund to third parties as a client; provided, that the Sub-Advisor shall indemnify the Fund and WM Advisors, Inc. for any liability that results from such use.

18.      Confidential Information

         "Confidential Information" of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked "Confidential Information" or not. Each party will make reasonable effort to advise each other party when information disclosed to that other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by each other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. Confidential Information shall not be disclosed to third parties without specific written permission of the protected party. Each party shall, however, be permitted to disclose relevant aspects of each other party's Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

         The obligations in this Section 18 shall not restrict any disclosure by any party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

         The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information
(ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. To the extent that any duties and responsibilities under the Agreement are delegated to an agent or other subcontractor, the party shall take reasonable steps to ensure that such agents and subcontractor adhere to the same requirements. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

         Notwithstanding the foregoing, the provisions of this Section 18 shall impose no obligations on the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WM ADVISORS, INC.                   WM VARIABLE TRUST, on behalf of its
                                      Small Cap Growth Fund series

By_____________________________     By________________________
Name:    William G. Papesh                  Name: John T. West
Title: President                            Title: First Vice President

OBERWEIS ASSET MANAGEMENT, INC.

By________________________                  Dated: [_____], 2006
Name: James W. Oberweis
Title: President

                                                                    Annex A

1. For purposes of calculating the fee to be paid to the Sub-Advisor under this
Agreement:

         "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

         "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust managed by the Sub-Advisor.

         "Combined Assets" shall mean the sum of Fund Assets and Other Assets;
and

         "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

2. The Sub-Advisor fee shall be paid in arrears (within 10 days of end of month) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

                            First           Next              Over
                            $250            $250              $500
                            Million        Million           Million
                            -------        -------           -------
                            0.60%           0.50%             0.40%

                                                                   Appendix L

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         This Appendix sets forth information as to the number of shares outstanding and entitled to vote of each class of shares of the Acquired Funds, the number of outstanding shares of the Existing Acquiring Funds and the percentage ownership by certain shareholders of shares of the Acquired and Existing Acquiring Funds.

Acquired Funds

         The following table shows as of the Record Date the number of Class 1 and Class 2 shares of each Acquired Fund outstanding and entitled to vote.

                                       Share             Number of Shares
WMVT Acquired Fund                     Class                Outstanding

Balanced Portfolio                    Class 1
                                      Class 2

Conservative Balanced Portfolio       Class 1
                                      Class 2

Conservative Growth Portfolio         Class 1
                                      Class 2

Equity Income Fund                    Class 1
                                      Class 2

Flexible Income Portfolio             Class 1
                                      Class 2

Growth Fund                           Class 1
                                      Class 2

Growth & Income Fund                  Class 1
                                      Class 2

Income Fund                           Class 1
                                      Class 2

International Growth Fund             Class 1
                                      Class 2

Mid Cap Stock Fund                    Class 1
                                      Class 2

Money Market Fund                     Class 1
                                      Class 2

REIT Fund                             Class 1
                                      Class 2

Short-Term Income Fund                Class 1
                                      Class 2

Small Cap Growth Fund                 Class 1
                                      Class 2

Small Cap Value Fund                  Class 1
                                      Class 2

Strategic Growth Portfolio            Class 1
                                      Class 2

U.S.                                  Government Securities
                                      Fund Class 1 Class 2

West Coast Equity Fund                Class 1
                                      Class 2

         As of the Record Date, the Trustees and officers of WMVT together owned less than 1% of the outstanding shares of any class of any Acquired Fund.

         As of the Record Date, the following persons owned of record, or were known by WMVT to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:

WMVT                                               Share     Percentage of
Acquired Fund      Name/Address of Shareholder     Class     Ownership

[Name of Fund]
                     [Shareholder]                 Class


                     [Shareholder]                 Class


[Name of Fund]
                     [Shareholder]                 Class


                     [Shareholder]


[Name of Fund]
                     [Shareholder]                 Class



                     [Shareholder]                 Class


[Name of Fund]
                     [Shareholder]                 Class



Acquiring Funds

         The following table shows the number of Class 1 shares outstanding of each Existing Acquiring Fund as of the Record Date. All such shares are owned of record by Principal Life. The ultimate parent of Principal Life is PFG. The New Acquiring Funds had not commenced operations as of the Record Date. The Acquiring Funds will first issue Class 2 shares in connection with the Reorganization.


                                      Number of          Percentage Owned
                                    Class 1 Shares      by Principal Life
PVC Acquiring Fund                   Outstanding

Growth Account

LargeCap Blend Account

Diversified International Account

Money Market Account

Real Estate Securities Account

SmallCap Growth Account

SmallCap Value Account

         As of the Record Date, the Directors and officers of PVC together owned less than 1% of the outstanding Class 1 shares of any Existing Acquiring Fund.

         As of the Record Date, the following persons were known by PVC to own beneficially 5% or more of the outstanding Class 1 shares of the Existing Acquiring Funds indicated.

                                                       Percentage of
PVC Acquiring Fund      Name/Address of Shareholder       Ownership

[Name of Fund]          [Shareholder]

                        [Shareholder]


[Name of Fund]          [Shareholder]

                        [Shareholder]

                                                                  Appendix M


              FINANCIAL HIGHLIGHTS OF THE EXISTING ACQUIRING FUNDS

         The financial highlights table for each of the Existing Acquiring Funds is intended to help investors understand the financial performance of each fund for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The financial statements of the Acquiring Funds included in its Annual Report to Shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. These financial statements, together with the unaudited financial statements of PVC included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006 have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relates to the Existing Acquiring Funds. Copies of these reports are available on request as described above.

         The performance information included in the financial highlights does not reflect fees and expenses of any Contract which may use PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                              FINANCIAL HIGHLIGHTS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Diversified International Account
Net Asset Value, Beginning of Period......................       $16.83      $13.75      $11.48        $8.78      $10.51      $13.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.18        0.18        0.17         0.13        0.10        0.09
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.77        3.05        2.22         2.67      (1.78)      (3.46)
                          Total From Investment Operations         1.95        3.23        2.39         2.80      (1.68)      (3.37)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.15)      (0.12)       (0.10)      (0.05)      (0.02)
     Distributions from Realized Gains....................       (0.52)           -           -            -           -          -
                                                              ------------
                         Total Dividends and Distributions       (0.75)      (0.15)      (0.12)       (0.10)      (0.05)      (0.02)
Net Asset Value, End of Period............................       $18.03      $16.83      $13.75       $11.48       $8.78      $10.51
Total Return(b)...........................................     11.78%(c)      23.79%      21.03%       32.33%    (16.07)%   (24.27)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $334,798    $293,647    $226,753     $167,726    $119,222    $145,848
     Ratio of Expenses to Average Net Assets..............      0.91%(d)       0.97%       0.96%        0.92%       0.92%      0.92%
     Ratio of Gross Expenses to Average Net Assets........       -             0.97%(e)    0.97%(f)     0.93%(f)    0.93%(f)      -%
     Ratio of Net Investment Income to Average Net Assets.     2.04%(d)       1.27%       1.39%        1.33%       1.03%       0.78%
     Portfolio Turnover Rate..............................    119.8%(d)      121.2%      170.1%       111.5%       82.2%       84.3%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Growth Account
Net Asset Value, Beginning of Period......................       $13.29      $11.94      $10.95        $8.68      $12.24      $16.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.03        0.07         0.03        0.02           -
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.14        1.40        0.95         2.26      (3.58)      (4.19)
                          Total From Investment Operations         0.17        1.43        1.02         2.29      (3.56)      (4.19)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.08)      (0.03)       (0.02)           -           -
                                                              ------------
                         Total Dividends and Distributions       (0.04)      (0.08)      (0.03)       (0.02)           -           -
Net Asset Value, End of Period............................       $13.42      $13.29      $11.94       $10.95       $8.68      $12.24

Total Return(b)...........................................     1.24%(c)      12.09%       9.38%       26.46%    (29.07)%    (25.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $118,859    $124,254    $134,956     $141,107    $124,079    $209,879
     Ratio of Expenses to Average Net Assets..............     0.61%(d)       0.62%       0.60%        0.61%       0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.60%(g)     0.61%(g)    0.61%(g)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.48%(d)       0.26%       0.67%        0.35%       0.18%       0.02%
     Portfolio Turnover Rate..............................     97.6%(d)       78.3%      122.4%        40.8%       27.3%       39.0%


(a)  Six months ended June 30, 2006.
(b)  Total return does not reflect charges attributable to Principal Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
(c)  Total return amounts have not been annualized.
(d)  Computed on an annualized basis.
(e)  Expense ratio without custodian credits.
(f)  Expense ratio without commission rebates and custodian credits.
(g)  Expense ratio without commission rebates.
==========================================================


                                                               2006(a)         2005        2004        2003         2002(b)
                                                               ----            ----        ----        ----          ----
LargeCap Blend Account
Net Asset Value, Beginning of Period......................      $11.19       $10.73      $10.37       $8.43       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............        0.06         0.10        0.13        0.10         0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................        0.20         0.40        0.92        1.90       (1.57)
                          Total From Investment Operations        0.26         0.50        1.05        2.00       (1.55)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.08)            -      (0.11)      (0.06)       (0.02)
     Distributions from Realized Gains....................      (0.34)       (0.04)      (0.58)           -            -
                                                           -----------
                         Total Dividends and Distributions      (0.42)       (0.04)      (0.69)      (0.06)       (0.02)
Net Asset Value, End of Period............................      $11.03       $11.19      $10.73      $10.37        $8.43
Total Return(c)...........................................        2.44%(d)     4.74%      10.36%      23.76%      (15.47)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $161,181     $135,072     $90,751     $54,632      $13,927
     Ratio of Expenses to Average Net Assets..............    0.76%(e)        0.78%       0.76%       0.80%      1.00%(e)
     Ratio of Gross Expenses to Average Net Assets(f).....           -          -         0.78%(g)    0.83%(g)   1.10%(e),(g)
     Ratio of Net Investment Income to Average Net Assets.    1.15%(e)        0.96%       1.23%       1.08%      0.86%(e)
     Portfolio Turnover Rate..............................    52.5%(e)        44.1%       75.6%       56.2%      49.1%(e)


                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Money Market Account
Net Asset Value, Beginning of Period......................        $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.02        0.03        0.01         0.01        0.01        0.04
                                                             ------------
                          Total From Investment Operations         0.02        0.03        0.01         0.01        0.01        0.04
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.01)       (0.01)      (0.01)      (0.04)
                                                             ------------
                         Total Dividends and Distributions       (0.02)      (0.03)      (0.01)       (0.01)      (0.01)      (0.04)
Net Asset Value, End of Period............................        $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
Total Return(c)...........................................         2.13%(d)    2.69%       0.92%        0.74%       1.42%      3.92%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $160,962    $150,653    $140,553     $151,545    $201,455    $180,923
     Ratio of Expenses to Average Net Assets..............     0.49%(e)       0.61%       0.49%        0.49%       0.49%       0.50%
     Ratio of Net Investment Income to Average Net Assets.     4.26%(e)       2.66%       0.91%        0.74%       1.40%       3.70%


(a)  Six months ended June 30, 2006.
(b)  Period from May 1, 2002, date operations commenced, through December 31,
     2002.
(c)  Total return does not reflect charges attributable to Principal Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
(d)  Total return on an annualized basis.
(e)  Expense ratio without commission rebates.
(f)  Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
(g)  Expense ratio without commission rebates.
==========================================================


                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Real Estate Securities Account
Net Asset Value, Beginning of Period......................       $20.51      $17.88      $14.90       $11.24      $10.77      $10.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.06        0.40        0.39         0.49        0.35        0.42
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         3.00        2.39        4.66         3.87        0.48        0.47
                          Total From Investment Operations         3.06        2.79        5.05         4.36        0.83        0.89
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.39)           -      (0.35)       (0.42)      (0.35)      (0.41)
     Distributions from Realized Gains....................       (1.10)      (0.16)      (1.72)       (0.28)      (0.01)           -
                                                           ------------
                         Total Dividends and Distributions       (1.49)      (0.16)      (2.07)       (0.70)      (0.36)      (0.41)
Net Asset Value, End of Period............................       $22.08      $20.51      $17.88       $14.90      $11.24      $10.77
Total Return(b)...........................................        15.61%(c)   15.85%      34.53%       38.91%       7.72%      8.75%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $208,453    $178,922    $146,022      $93,018     $46,358     $22,457
     Ratio of Expenses to Average Net Assets..............      0.88%(d)       0.89%       0.90%        0.91%       0.92%      0.92%
     Ratio of Gross Expenses to Average Net Assets........            -           -        0.90%(e)     0.92%(e)      -%          -%
     Ratio of Net Investment Income to Average Net Assets.     0.53%(d)       2.16%       2.37%        3.83%       3.99%       4.55%
     Portfolio Turnover Rate..............................     45.7%(d)       23.6%       58.8%        53.9%       54.4%       92.4%

                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
SmallCap Growth Account
Net Asset Value, Beginning of Period......................        $9.92       $9.30       $8.36        $5.74      $10.60      $15.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............       (0.04)      (0.07)      (0.06)       (0.04)      (0.05)      (0.10)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.63        0.69        1.00         2.66      (4.81)      (4.89)
                          Total From Investment Operations         0.59        0.62        0.94         2.62      (4.86)      (4.99)
Net Asset Value, End of Period............................       $10.51       $9.92       $9.30        $8.36       $5.74      $10.60
Total Return(b)...........................................     5.95%(c)       6.67%      11.24%       45.64%    (45.85)%    (32.01)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $72,670     $66,656     $63,453      $55,628     $32,754     $55,966
     Ratio of Expenses to Average Net Assets..............     1.02%(d)       1.05%       0.99%        0.99%       0.95%       1.05%
     Ratio of Gross Expenses to Average Net Assets........         -           -         1.01%(e)     1.02%(e)    1.06%(e)       -%
     Ratio of Net Investment Income to Average Net Assets.   (0.66)%(d)     (0.77)%     (0.70)%      (0.64)%     (0.68)%     (0.92)%
     Portfolio Turnover Rate..............................     91.8%(d)       68.2%       43.3%        54.1%      287.9%      152.2%


(a)  Six months ended June 30, 2006.
(b)  Total return does not reflect charges attributable to Principal Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
(c)  Total return amounts have not been annualized.
(d)  Computed on an annualized basis.
(e) Expense ratio without commission rebates.
==========================================================


                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
SmallCap Value Account
Net Asset Value, Beginning of Period......................       $17.61      $16.83      $15.04       $10.30      $11.37      $11.26
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.07        0.03         0.06        0.06        0.09
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.55        0.96        3.37         5.14      (1.07)        0.60
                          Total From Investment Operations         1.58        1.03        3.40         5.20      (1.01)        0.69
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.01)      (0.03)       (0.05)      (0.06)      (0.09)
     Distributions from Realized Gains....................       (1.96)      (0.24)      (1.58)       (0.41)           -      (0.49)
                                                           ------------
                         Total Dividends and Distributions       (2.02)      (0.25)      (1.61)       (0.46)      (0.06)      (0.58)
Net Asset Value, End of Period............................       $17.17      $17.61      $16.83       $15.04      $10.30      $11.37
Total Return(b)...........................................         9.17%(c)    6.22%      23.08%       50.61%     (8.86)%      6.25%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $149,570    $132,035    $107,206      $82,135     $44,217     $30,888
     Ratio of Expenses to Average Net Assets..............      1.10%(d)      1.13%       1.12%        1.16%       1.28%       1.24%
     Ratio of Gross Expenses to Average Net Assets........            -          -%       1.13%(e)     1.18%(e)    1.29%(e)       -%
     Ratio of Net Investment Income to Average Net Assets.     0.38%(d)       0.38%       0.21%        0.50%       0.68%       0.95%
     Portfolio Turnover Rate..............................     48.8%(d)       45.3%       38.0%        54.0%       77.4%       67.8%


(a)  Six months ended June 30, 2006.
(b)  Total return does not reflect charges attributable to Principal Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
(c)  Total return amounts have not been annualized.
(d)  Computed on an  annualized  basis.
(e)  Expense ratio without commission rebates.

                             VOTING INSTRUCTION CARD

         The accompanying Proxy Statement/Prospectus outlines important issues affecting your [NAME OF FUND]. Help us save time and postage by giving voting instructions on the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your instructions are confirmed and posted immediately. DO NOT MAIL THE VOTING INSTRUCTION CARD IF YOU ARE GIVING VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE.

                 GIVING VOTING INSTRUCTIONS BY PHONE OR INTERNET

o Read the Proxy Statement/Prospectus and have this card at hand. o Call toll-free 1-866-241-6192 or log onto https://vote.proxy-direct.com o Enter your Control Number and follow the recorded or on-screen instructions. o Do not return this paper ballot.


                       GIVE YOUR VOTING INSTRUCTIONS TODAY

       ..........Please detach at perforation before mailing.............

----------------------------- ------------------------ ------------------------
VOTING INSTRUCTION CARD           WM GROUP OF FUNDS    VOTING INSTRUCTION CARD
----------------------------- ------------------------ ------------------------

                                WM VARIABLE TRUST
                                  [NAME OF FUND]

              SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 15, 2006

[INSURANCE COMPANY NAME]
The undersigned, revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders of the referenced Fund to be held on December 15, 2006 at 10:00 a.m. Pacific time at the main offices of the Fund at 1201 Third Avenue, 27th Floor, Seattle, WA 98101 (the "Meeting"), hereby instructs that all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on this Voting Instruction Card at the Meeting and at any adjournment or postponement thereof. The issuing company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Date________________, 2006

-------------------------------------
Signature(s) (Title(s), if applicable)
NOTE: Please sign exactly as your name appears on this voting instruction card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.



Please fill in the boxes as shown using black or blue ink or number 2 pencils. PLEASE DO NOT USE FINE POINT PENS. [X]

The Board of Trustees recommends a vote FOR each Proposal.

Proposal                                                    FOR AGAINST  ABSTAIN

[  ]  Approval of Agreement and Plan of Reorganization
providing for the combination of the WMVT [NAME OF FUND]
(the "Acquired Fund") into the PVC [NAME OF FUND] (the      [ ]   [ ]      [ ]
"Acquiring Fund").

19.    Approval of Proposed Advisory Agreement with WMA     [ ]   [ ]      [ ]

20.    Approval of Proposed Sub-Advisory Agreement:         [ ]   [ ]      [ ]

     (a)  with Janus -- for the Growth Fund                 [ ]   [ ]      [ ]

     (b)  with SaBAM (or successor)  -- for the Growth      [ ]   [ ]      [ ]
     Fund.

     (c)  with Oppenheimer - for the Growth Fund            [ ]   [ ]      [ ]

     (d)  with CGTC - for the International Growth Fund     [ ]   [ ]      [ ]

     (e)  with Delaware - for the Small Cap Growth Fund:    [ ]   [ ]      [ ]

     (f)  with Oberweis - for the Small Cap Growth Fund     [ ]   [ ]      [ ]


Please refer to the Proxy Statement/Prospectus for a discussion of the Proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT A WM GROUP OF FUNDS REPRESENTATIVE AT (800) 222-5852.

                                     PART B


                             INFORMATION REQUIRED IN
                      A STATEMENT OF ADDITIONAL INFORMATION

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated: November __, 2006

         This Statement of Additional Information is available to the shareholders of the "Acquired Funds" listed below, each of which is a separate series of WM Variable Trust ("WMVT") and a member of the WM Group of Funds, in connection with the proposed Reorganization providing for the combination of each Acquired Fund into the corresponding "Acquiring Fund" listed below, each of which is a separate series of Principal Variable Contracts Fund, Inc. ("PVC").

WMVT Acquired Funds                  PVC Acquiring Funds

Balanced Portfolio                   Balanced Portfolio
Conservative Balanced Portfolio      Conservative Balanced Portfolio
Conservative Growth Portfolio        Conservative Growth Portfolio
Equity Income Fund                   Equity Income Account I
Flexible Income Portfolio            Flexible Income Portfolio
Growth Fund                          Growth Account
Growth & Income Fund                 LargeCap Blend Account
Income Fund                          Income Account
International Growth Fund            Diversified International Account
Mid Cap Stock Fund                   MidCap Stock Account
Money Market Fund                    Money Market Account
REIT Fund                            Real Estate Securities Account
Short-Term Income Fund               Short-Term Income Account
Small Cap Growth Fund                SmallCap Growth Account
Small Cap Value Fund                 SmallCap Value Account
Strategic Growth Portfolio           Strategic Growth Portfolio
U.S. Government Securities Fund      Mortgage Securities Account
West Coast Equity Fund               West Coast Equity Account


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November __, 2006, relating to the Special Meeting of Shareholders of WMVT to be held on December 15, 2006. The Proxy Statement/Prospectus, which describes the proposed Reorganization and related proposals, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-247-4123.

                       DOCUMENTS INCORPORATED BY REFERENCE

         This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission ("SEC"):

(1) The financial statements of PVC included in its Annual Report to Shareholders for the fiscal year ended December 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed with the SEC on Form N-CSR on February 21, 2006, insofar as such financial statements relate to the Existing Acquiring Funds; and the unaudited financial statements of PVC included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006, as filed with the SEC on Form N-CSRS on August 25, 2006, insofar as such financial statements relate to the Existing Acquiring Funds.

(2) The financial statements of WMVT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2005, which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as filed with the SEC on Form N-CSR on March 3, 2006; and the unaudited financial statements of WMVT included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006, as filed with the SEC on Form N-CSRS on August 31, 2006.

         The PVC Annual and Semi-Annual Reports referred to above are available upon request and without charge by calling 1-800-247-4123. The WMVT Annual and Semi-Annual Reports referred to above are available upon request and without charge by calling 1-800-222-5852.


                                TABLE OF CONTENTS



Pro Forma Financial Statements..................................................
Fund History....................................................................
Description of the Fund's Investments and Risks.................................
Management......................................................................
Control Persons and Principal Holders of Securities.............................
Investment Advisory and Other Services..........................................
Cost of Manager's Services......................................................
Brokerage Allocation and Other Practices........................................
Purchase, Redemption, and Pricing of Shares.....................................
Calculation of Performance Data ................................................
Multiple Share Class Structure..................................................
Tax Status......................................................................
General Information.............................................................
Portfolio Holdings Disclosure...................................................
Appendix A - Description of Bond Ratings........................................
Appendix B - Proxy Voting Policies..............................................
Appendix C - Portfolio Manager
Disclosures.....................................................................

                         PRO FORMA FINANCIAL STATEMENTS


Pro Forma Financial Statements* consisting of (i) Statement of Assets and Liabilities, (ii) Statement of Operations; (iii) Schedule of Portfolio Investments and (iv) Notes to Pro Forma Financial Statements (see below), for each of the following combinations of an Acquired Fund into an Acquiring Fund:

--WMVT Equity Income Fund and PVC Equity Income Account into PVC Equity Income
  Account I
--WMVT Growth Fund into PVC Growth Account
--WMVT Growth & Income Fund into PVC LargeCap Blend Account
--WMVT International Growth Fund into PVC Diversified International Account --WMVT Money Market Fund into PVC Money Market Account
--WMVT REIT Fund into PVC Real Estate Securities Account
--WMVT Small Cap Growth Fund into PVC SmallCap Growth Account
--WMVT Small Cap Value Fund into PVC SmallCap Value Account
--WMVT Growth Fund into PVC Growth Account


*Explanatory Note to Pro Forma Financial Statements

         In the Reorganization, WMVT Balanced Portfolio, WMVT Conservative Balanced Portfolio, WMVT Conservative Growth Portfolio, WMVT Flexible Income Portfolio, WMVT Income Fund, WMVT Mid Cap Stock Fund, WMVT Short-Term Income Fund, WMVT Strategic Growth Portfolio, WMVT U.S. Government Securities Fund, and WMVT West Coast Equity Fund will be combined into, respectively, PVC Balanced Portfolio, PVC Conservative Balanced Portfolio, PVC Conservative Portfolio, PVC Flexible Income Portfolio, PVC Income Account, PVC MidCap Stock Account, PVC Short-Term Income Account, PVC Strategic Growth Portfolio, PVC Mortgage Securities Account, and PVC West Coast Equity Account, respectively, thirteen funds which currently have no assets or liabilities. Pro forma combining financial statements are not included because the only significant pro forma financial statement impact relates to the expenses of the funds, which are summarized in the proposals with respect to the fund combinations in the Prospectus/Proxy statement. Shareholders of these WMVT Funds should review those proposals to compare the fees and expenses of the newly created PVC Acquiring Fund with those of their corresponding WMVT Acquired Fund.

                      Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
 ----------------------------------------------------------------------------
                                                                                                                      Combined PVC
                                                          WMVT Equity        PVC Equity      PVC Equity    Pro Forma      Equity
                                                          Income Fund     Income Account       Income     Adjustments      Income
                                                                                              Account I                  Account I
                                                           -----------       ----------- ----- --------- ---------- ------------
Investment in securities--at cost                            $293,819         $133,439           $  -        $ -     $427,258
                                                           ===========       =========== ===== ========= ========== ============
Assets

Investment in securities--at value                           $345,160  (a)     $139,050  (a)       $  -        $ -     $484,210  (a)

Cash                                                                -               236               -          -          236
Receivables:
   Capital Shares sold                                            239                 -               -          -          239
   Dividends and interest                                         434               372               -          -          806

   Investment securities sold                                       -               642               -          -          642

Prepaid expenses                                                    4                 -               -          -            4

Prepaid directors' expenses                                         -                 2               -          -            2
                                                           -----------       ----------- ----- --------- ---------- ------------
Total Assets                                                  345,837           140,302               -          -      486,139
Liabilities
Accrued management and investment advisory fees                   163                12               -          -          175
Accrued distribution fees                                          10                 -               -          -           10
Accrued audit and legal fees                                       19                 -               -          -           19
Accrued printing and postage expense                               15                 -               -          -           15

Accrued other expenses                                              3                10               -          -           13
Payables:
   Capital Shares reacquired                                       59               282               -          -          341

   Due to custodian                                                 3                 -               -                       3
   Investment securities purchased                              2,832             1,984               -          -        4,816
Collateral obligation on securities loaned, at value           17,672           12,483              -          -       30,155
                                                           -----------       ----------- ----- --------- ---------- ------------
Total Liabilities                                              20,776            14,771               -          -       35,547
                                                           -----------       ----------- ----- --------- ---------- ------------
Net Assets Applicable to Outstanding Shares                  $325,061         $125,531           $  -        $ -     $450,592
                                                           ===========       =========== ===== ========= ========== ============

Net Assets Consist of:
Capital Shares and additional paid-in-capital                $259,186          $122,644            $  -        $ -     $381,830
Accumulated undistributed (overdistributed)
  net investment income (operating loss)                        2,797             2,077               -          -        4,874
Accumulated undistributed (overdistributed)
  net realized gain (loss)                                     11,737           (4,802)               -          -        6,935
Net unrealized appreciation (depreciation) of investments      51,341             5,611               -          -       56,952
Net unrealized appreciation (depreciation) on translation

     of assets and liabilities in foreign currencies                -                 1               -          -            1
                                                           -----------       ----------- ----- --------- ---------- ------------
Total Net Assets                                             $325,061         $125,531           $  -        $ -     $450,592
                                                           ===========       =========== ===== ========= ========== ============

Capital Stock (par value: $.01 a share):

Shares authorized                                                   -           100,000         200,000          -      200,000
Net Asset Value Per Share:
Class 1: Net Assets                                          $271,718          $125,531            $  -        $ -     $397,249
Shares issued and outstanding                                  15,680            12,331               -    (5,087)       22,924
Net asset value per share                                     $ 17.33          $ 10.18                                  $ 17.33
                                                           =========== ===== =========== ===== ========= ========== ============

Class 2: Net Assets                                           $53,343               N/A            $  -        $ -      $53,343
Shares issued and outstanding                                   3,098                                 -          -        3,098
Net asset value per share                                     $ 17.22                                                    $17.22
                                                           =========== ===== =========== ===== ========= ========== ============

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

                        Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
 -------------------------------------------------------------------------------------------------
                                                        WMVT Growth             PVC Growth            Pro Forma   Combined PVC
                                                                                                                      Growth
                                                            Fund                 Account             Adjustments     Account
                                                       ------------------     ----------------     -----------    ------------
Investment in securities--at cost                           $    281,956           $   114,219         $    -     $   396,175
                                                       ==================     ================     ===========    ============
Assets

Investment in securities--at value                          $    304,239  (a) $        128,670(a)      $    -     $   432,909(a)

Cash                                                                  54                    10              -              64
Receivables:

   Capital Shares sold                                                 4                    77              -              81

   Dividends and interest                                            222                    89              -             311

   Investment securities sold                                      1,376                   551              -           1,927

Prepaid expenses                                                       4                     -              -               4

Prepaid directors' expenses                                            -                     2              -               2
                                                       ------------------     ----------------     -----------    ------------
Total Assets
                                                                 305,899               129,399              -         435,298
Liabilities

Accrued management and investment advisory fees                      176                    11              -             187

Accrued audit and legal fees                                          19                     -              -              19

Accrued printing and postage expense                                  27                     -              -              27

Accrued other expenses                                                 9                     2              -              11
Payables:

   Capital Shares reacquired                                         127                     -              -             127

   Foreign currency contracts                                          3                     -              -               3

   Investment securities purchased                                 1,581                     -              -           1,581

Collateral obligation on securities loaned, at value              14,867                10,527              -          25,394
                                                       ------------------     ----------------     -----------    ------------
Total Liabilities
                                                                  16,809                10,540              -          27,349
                                                       ------------------     ----------------     -----------    ------------
Net Assets Applicable to Outstanding Shares                 $    289,090           $   118,859         $    -     $   407,949
                                                       ==================     ================     ===========    ============

Net Assets Consist of:
Capital Shares and additional paid-in-capital               $    359,141           $   179,541         $    -     $   538,682
Accumulated undistributed (overdistributed) net
investment income (operating loss)                                   404                   298              -             702
Accumulated undistributed (overdistributed) net
realized gain (loss)                                            (92,738)              (75,431)              -       (168,169)
Net unrealized appreciation (depreciation) of
investments                                                       22,283                14,451              -          36,734
                                                       ------------------     ----------------     -----------    ------------
Total Net Assets                                            $    289,090           $   118,859         $    -     $   407,949
                                                       ==================     ================     ===========    ============

Capital Stock (par value: $.01 a share):

Shares authorized                                                      -               100,000              -         100,000
Net Asset Value Per Share:
Class 1: Net Assets                                         $    287,881           $   118,859         $    -     $   406,740

Shares issued and outstanding                                     21,520                 8,855           (68)  (b)     30,307
Net asset value per share                                    $     13.38            $    13.42                    $    13.42
                                                       ==================     ================     ===========    ============

Class 2: Net Assets                                          $     1,209                   N/A         $    -      $    1,209

Shares issued and outstanding                                         91                                  (1)  (b)         90

Net asset value per share                                          13.29                                           $    13.42
                                                       ==================     ================     ===========    ============

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

(b)  Reflects new shares issued, net of retired shares of WM VT Growth Fund.

                      Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
 --------------------------------------------------------------------------------------------------
                                                WMVT                     PVC LargeCap         Pro Forma       Combined
                                                  Growth &                                                   PVC LargeCap
                                                Income
                                                      Fund              Blend Account       Adjustments      Blend Account
                                               ------------        -------------------     -------------     -------------
Investment in securities--at cost                 $206,587                   $162,259               $ -          $368,846
                                               ============        ===================     =============     =============
Assets

Investment in securities--at value                $259,179   (a)             $170,005  (a)          $ -          $429,184(a)

Cash                                                     -                      2,842                 -             2,842
Receivables:

   Capital Shares sold                                   -                        273                 -               273

   Dividends and interest                              228                        201                 -               429

   Investment securities sold                        1,585                        527                 -             2,112

Prepaid expenses                                         4                          -                 -                 4

Prepaid directors' expenses                              -                          2                 -                 2
                                               ------------        -------------------     -------------     -------------
Total Assets                                       260,996                    173,850                 -           434,846
Liabilities
Accrued management and investment advisory
fees                                                   148                         20                 -               168

Accrued distribution fees                                1                          -                 -                 1

Accrued audit and legal fees                            19                          -                 -                19

Accrued printing and postage expense                    29                          -                 -                29

Accrued other expenses                                   3                          4                 -                 7
Payables:

   Capital Shares reacquired                           170                          -                 -               170

   Due to custodian                                      2                          -                 -                 2

   Investment securities purchased                     588                        602                 -             1,190

   Variation margin on futures contracts                 -                          3                 -                 3
Collateral obligation on securities loaned,
at value                                            15,170                     12,040                 -            27,210
                                               ------------        -------------------     -------------     -------------
Total Liabilities                                                              12,669                 -            28,799
                                                    16,130
                                               ------------        -------------------     -------------     -------------
Net Assets Applicable to Outstanding Shares       $244,866                   $161,181               $ -          $406,047
                                               ============        ===================     =============     =============

Net Assets Consist of:
Capital Shares and additional paid-in-capital     $210,844                   $148,567               $ -          $359,411
Accumulated undistributed (overdistributed)
net investment income (operating loss)               1,591                        857                 -             2,448
Accumulated undistributed (overdistributed)
net realized gain (loss)                          (20,161)                      4,023                 -          (16,138)
Net unrealized appreciation (depreciation)
of investments                                      52,592                      7,734                 -            60,326
                                               ------------        -------------------     -------------     -------------
Total Net Assets                                  $244,866                   $161,181               $ -          $406,047
                                               ============        ===================     =============     =============

Capital Stock (par value: $.01 a share):

Shares authorized                                        -                    100,000                 -           100,000
Net Asset Value Per Share:
Class 1: Net Assets                               $241,497                   $161,181               $ -          $402,678

Shares issued and outstanding                       13,191                     14,615             8,704   (b)      36,510
Net asset value per share                          $ 18.31                    $ 11.03                            $ 11.03
                                               ============        ===================     =============     =============

Class 2: Net Assets                                $ 3,369                        N/A               $ -           $ 3,369

Shares issued and outstanding                          185                                          120   (b)         305

Net asset value per share                            18.23                                                        $ 11.03
                                               ============        ===================     =============     =============

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

(b) Reflects new shares issued, net of retired shares of WM VT Growth & Income Fund.

                      Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
 --------------------------------------------------------------------------------------------------------------

                                                                                                             Combined PVC
                                               WMVT International       PVC Diversified      Pro Forma   Diversified International
                                                  Growth Fund        International Account  Adjustments         Account
                                                   ----------------      ----------------   ---------     -------------
Investment in securities--at cost                   $      114,958      $      285,649      $     -       $   400,607
                                                   ================    ================    =========     =============
Foreign currency--at cost                              $         -        $        123       $    -         $     123
                                                   ================    ================    =========     =============
Assets

Investment in securities--at value                  $      146,485 (a)  $      337,706 (a)   $    -       $   484,191(a)

Foreign currency--at value                                       -                 124            -               124

Cash                                                           524                 421            -               945
Receivables:

   Capital Shares sold                                          11                   -            -                11


   Dividends and interest                                      717                 798            -             1,515

   Foreign currency contracts                                   28                   3            -                31

   Investment securities sold                                  574               3,456            -             4,030

Prepaid expenses                                                 1                   -            -                 1

Prepaid directors' expenses                                      -                   2            -                 2
                                                   ----------------    ----------------    ---------     -------------
Total Assets
                                                           148,340             342,510            -           490,850
Liabilities

Accrued management and investment
  advisory fees                                                318                  44            -               362


Accrued distribution fees                                        1                   -            -                 1

Accrued audit and legal fees                                    19                   -            -                19

Accrued printing and postage expense                             9                   -            -                 9

Accrued other expenses                                          25                 103            -               128
Payables:

   Capital Shares reacquired                                    35                 139            -               174

   Foreign currency contracts                                   33                   -            -                33

   Investment securities purchased                             621               4,754            -             5,375

   Reverse repurchase agreements                                                     -            -                 -


   Unrealized loss on swap agreements                                                -            -                 -

Collateral obligation on securities
  loaned, at value                                          10,155               2,672            -            12,827
                                                   ----------------    ----------------    ---------     -------------
Total Liabilities
                                                            11,216               7,712            -            18,928
                                                   ----------------    ----------------    ---------     -------------
Net Assets Applicable to Outstanding Shares         $      137,124             334,798       $    -       $   471,922
                                                   ================    ================    =========     =============

Net Assets Consist of:
Capital Shares and additional paid-in-capital       $      110,241      $      244,023       $    -       $   354,264

Accumulated undistributed (overdistributed)
  net investment income (operating loss)                     (333)               2,216            -             1,883

Accumulated undistributed (overdistributed)
  net realized gain (loss)                                 (4,321)              36,521            -            32,200

Net unrealized appreciation (depreciation)
  of investments                                            31,537              52,057            -            83,594

Net unrealized appreciation (depreciation)
     on translation of assets and
     liabilities in foreign currencies                         (19)                   -          (19)                -
                                                   ----------------    ----------------    ---------     -------------
Total Net Assets                                    $      137,124      $      334,798       $    -       $   471,922
                                                   ================    ================    =========     =============

Capital Stock (par value: $.01 a share):

Shares authorized                                                -             100,000            -           100,000
Net Asset Value Per Share:
Class 1: Net Assets                                 $      133,392      $      334,798       $    -       $   468,190

Shares issued and outstanding                                8,731              18,570      (1,333)(b)         25,968
Net asset value per share                            $       15.28       $       18.03                    $     18.03
                                                   ================    ================    =========     =============

Class 2: Net Assets                                  $       3,732                 N/A       $    -        $    3,732

Shares issued and outstanding                                  246                             (39)(b)            207

Net asset value per share                                    15.17                                         $    18.03
                                                   ================    ================    =========     =============

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.
(b) Reflects new shares issued, net of retired shares of WM VT International Growth Fund.

                                                             Statements of Assets and Liabilities
                                                                   June 30, 2006 (unaudited)
                                                                        (in thousands)
                                               ------------------------------------------------------------------
                                                WMVT          PVC Money       Pro Forma      Combined PVC Money
                                                  Money
                                                Market         Market
                                                  Fund         Account       Adjustments       Market Account
                                               ------------ -------------- ----------------- --------------------
Investment in securities--at cost                  $16,609       $162,209                $-             $178,818
                                               ============ ============== ================= ====================
Assets
Investment in securities--at value                 $16,609       $162,209                $-             $178,818

Cash                                                     1              7                 -                    8
Receivables:

   Capital Shares sold                                 411              -                 -                  411

   Dividends and interest                               87             46                 -                  133

Prepaid directors' expenses                              -              2                 -                    2
                                               ------------ -------------- ----------------- --------------------
Total Assets                                        17,108        162,264                 -              179,372
Liabilities
Accrued management and investment advisory
fees                                                     6             13                 -                   19

Accrued distribution fees                                1              -                 -                    1

Accrued audit and legal fees                            17              -                 -                   17

Accrued printing and postage expense                     5              -                 -                    5

Accrued other expenses                                   1              4                 -                    5
Payables:

   Capital Shares reacquired                             -          1,285                 -                1,285
                                               ------------ -------------- ----------------- --------------------
Total Liabilities                                                   1,302                 -                1,332
                                                        30
                                               ------------ -------------- ----------------- --------------------
Net Assets Applicable to Outstanding Shares        $17,078       $160,962                $-             $178,040
                                               ============ ============== ================= ====================

Net Assets Consist of:
Capital Shares and additional paid-in-capital      $17,078       $160,962                $-             $178,040
                                               ------------ -------------- ----------------- --------------------
Total Net Assets                                   $17,078       $160,962                $-             $178,040
                                               ============ ============== ================= ====================

Capital Stock (par value: $.01 a share):

Shares authorized                                        -        500,000                 -              500,000
Net Asset Value Per Share:
Class 1: Net Assets                                $12,369       $160,962                $-             $173,331
Shares issued and outstanding                       12,384        160,962                 -              173,346
Net asset value per share                           $ 1.00         $ 1.00                                $ 1.00
                                               ============ ============== ================= ====================

Class 2: Net Assets                                 $4,709            N/A                $-              $ 4,709
Shares issued and outstanding                        4,711                                -                4,711
Net asset value per share                           $ 1.00                                              $ 1.00
                                               ============ ============== ================= ====================

                      Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
 ------------------------------------------------------------------------------------------------------------
                                             WMVT            PVC Real Estate         Pro Forma     Combined PVC
                                             REIT                                                   Real Estate
                                             Fund          Securities Account     Adjustments    Securities Account
                                          ----------- ------ -------------- ------ --------------------------
Investment in securities--at cost            $41,004             $150,813              $-           $191,817
                                          =========== ====== ============== ====== ==========================
Assets
Investment in securities--at value           $59,436    (a)       $212,676    (a)        $-         $272,112  (a)

Cash                                               -                    40                -               40
Receivables:

   Capital Shares sold                             6                     -                -                6

   Dividends and interest                        181                   814                -              995

   Investment securities sold                     78                     -                -               78

Prepaid expenses                                   1                     -                -                1

Prepaid directors' expenses                        -                     2                -                2
                                          ----------- ------ -------------- ------ --------------------------
Total Assets                                  59,702               213,532                -          273,234
Liabilities
Accrued management and investment
advisory fees                                     34                    29                -               63

Accrued audit and legal fees                      17                     -                -               17

Accrued printing and postage expense               7                     -                -                7

Accrued other expenses                             2                     2                -                4
Payables:

   Capital Shares reacquired                       4                    35                -               39

   Investment securities purchased                86                   244                -              330
Collateral obligation on securities
loaned, at value                               6,615                 4,769                -           11,384
                                          ----------- ------ -------------- ------ --------------------------
Total Liabilities                                                    5,079                -           11,844
                                               6,765
                                          ----------- ------ -------------- ------ --------------------------
Net Assets Applicable to Outstanding
Shares                                       $52,937              $208,453               $-         $261,390
                                          =========== ====== ============== ====== ==========================

Net Assets Consist of:
Capital Shares and additional
paid-in-capital                              $30,814              $130,634               $-         $161,448
Accumulated undistributed
(overdistributed) net investment income
(operating loss)                                 526                   517                -            1,043
Accumulated undistributed
(overdistributed) net realized gain
(loss)                                         3,165                15,440                -           18,605
Net unrealized appreciation
(depreciation) of investments                 18,432                61,862                -           80,294
                                          ----------- ------ -------------- ------ --------------------------
Total Net Assets                             $52,937             $208,453              $-        $261,390
                                          =========== ====== ============== ====== ==========================

Capital Stock (par value: $.01 a share):

Shares authorized                                  -               100,000                -          100,000
Net Asset Value Per Share:
Class 1: Net Assets                          $51,365              $208,453               $-         $259,818

Shares issued and outstanding                  2,982                 9,440            (656) (b)       11,766
Net asset value per share                     $17.23              $ 22.08                           $ 22.08
                                          =========== ====== ============== ====== ==========================

Class 2: Net Assets                           $1,572                   N/A               $-          $ 1,572

Shares issued and outstanding                     92                                   (21) (b)           71
Net asset value per share                     $17.11                                                 $ 22.08
                                          =========== ====== ============== ====== ==========================

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

(b) Reflects new shares issued, net of retired shares of WM VT Real Estate Securities Fund.

                      Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
 ---------------------------------------------------------------------------------------
                                                                                                                       Combined
                                                            WMVT Small Cap      PVC SmallCap         Pro Forma         PVC SmallCap
                                                             Growth Fund       Growth Account       Adjustments      Growth Account
                                                           ------------------ ------------------    -------------    ------------
Investment in securities--at cost                                    $40,769            $76,848                $-       $117,617
                                                           ================== ==================    =============    ============
Assets

Investment in securities--at value                                   $46,976            $87,521 (a)            $-       $134,497 (a)
Cash                                                                                      1,924                 -          1,924
Receivables:
   Capital Shares sold                                                     9                 64                 -             73
   Dividends and interest                                                 16                 15                 -             31
   Investment securities sold                                            176              1,118                 -          1,294
Prepaid expenses                                                           1                                                   1
Prepaid directors' expenses                                                -                  2                 -              2
                                                           ------------------ ------------------    -------------    ------------
Total Assets                                                          47,178             90,644                 -        137,822
Liabilities
Accrued management and investment advisory fees                           32                 12                 -             44
Accrued distribution fees                                                  1                  -                 -              1
Accrued audit and legal fees                                              19                  -                 -             19
Accrued printing and postage expense                                      10                  -                 -             10
Accrued other expenses                                                     5                  6                 -             11
Payables:
   Capital Shares reacquired                                               1                  -                 -              1
   Investment securities purchased                                       265                803                 -          1,068
Collateral obligation on securities loaned, at value                       -             17,154                 -         17,154
                                                           ------------------ ------------------    -------------    ------------
Total Liabilities                                                        333             17,975                 -         18,308
                                                           ------------------ ------------------    -------------    ------------
Net Assets Applicable to Outstanding Shares                          $46,845            $72,669                $-       $119,514
                                                           ================== ==================    =============    ============

Net Assets Consist of:
Capital Shares and additional paid-in-capital                        $62,475            $94,553                $-       $157,028
Accumulated undistributed (overdistributed) net
investment income (operating loss)                                     (142)              (241)                 -          (383)
Accumulated undistributed (overdistributed) net realized
gain (loss)                                                         (21,695)           (32,315)                 -       (54,010)
Net unrealized appreciation (depreciation) of investments              6,207             10,673                 -         16,880
                                                           ------------------ ------------------    -------------    ------------
Total Net Assets                                                     $46,845            $72,670                $-       $119,515
                                                           ================== ==================    =============    ============

Capital Stock (par value: $.01 a share):
Shares authorized                                                          -            100,000                 -        100,000
Net Asset Value Per Share:
Class 1: Net Assets                                                  $42,913            $72,670                $-       $115,583

Shares issued and outstanding                                          4,360              6,912             (277) (b)     10,995
Net asset value per share                                             $ 9.84             $10.51                         $ 10.51
                                                           ================== ==================    =============    ============

Class 2: Net Assets                                                   $3,932                N/A                $-        $ 3,932

Shares issued and outstanding                                            405                                 (31) (b)        374
Net asset value per share                                               9.72                                           $ 10.51
                                                           ================== ==================    =============    ============

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

(b) Reflects new shares issued, net of retired shares of WM VT Small Cap Growth Fund.

                      Statements of Assets and Liabilities
                            June 30, 2006 (unaudited)
                                 (in thousands)
   ---------------------------------------------------------------------------
                                                     WMVT Small Cap    PVC SmallCap   Pro Forma    Combined PVC SmallCap
                                                       Value Fund     Value Account  Adjustments       Value Account
                                                       ---------      ----------- -------------- ---------------
Investment in securities--at cost                       $37,148        $162,343           $ -        $199,491
                                                       =========      =========== ============== ===============
Assets

Investment in securities--at value                      $39,230  (a)    $187,036  (a)       $ -        $226,266  (a)
Cash                                                                       2,996              -           2,996
Receivables:
   Capital Shares sold                                        -              419              -             419
   Dividends and interest                                   177              219              -             396
   Investment securities sold                               179            3,957              -           4,136
   Variation margin on futures contracts                      -               45              -              45
Prepaid expenses                                              1               -               -                1
                                                       ---------      ----------- -------------- ---------------
Total Assets                                             39,587          194,672              -         234,259
Liabilities
Accrued management and investment advisory fees              24               26              -              50
Accrued audit and legal fees                                 18                -              -              18
Accrued printing and postage expense                          8                -              -               8
Accrued directors' expenses                                   -                2              -               2
Accrued other expenses                                        2                2              -               4
Payables:
   Investment securities purchased                            9            3,757              -           3,766
Collateral obligation on securities loaned, at value      4,708          41,315             -          46,023
                                                       ---------      ----------- -------------- ---------------
Total Liabilities                                         4,769           45,102              -          49,871
                                                       ---------      ----------- -------------- ---------------
Net Assets Applicable to Outstanding Shares              34,818        $149,570           $ -        $184,388
                                                       =========      =========== ============== ===============

Net Assets Consist of:
Capital Shares and additional paid-in-capital           $29,257         $116,493            $ -        $145,750
Accumulated undistributed (overdistributed) net
investment income (operating loss)                          361              275              -             636
Accumulated undistributed (overdistributed) net
realized gain (loss)                                      3,118            8,017              -          11,135
Net unrealized appreciation (depreciation) of
investments                                               2,082           24,785              -          26,867
                                                       ---------      ----------- -------------- ---------------
Total Net Assets                                        $34,818        $149,570           $ -        $184,388
                                                       =========      =========== ============== ===============

Capital Stock (par value: $.01 a share):
Shares authorized                                             -          100,000              -         100,000
Net Asset Value Per Share:
Class 1: Net Assets                                     $34,682         $149,570            $ -        $184,252
Shares issued and outstanding                             3,071            8,710        (1,051)          10,730
Net asset value per share                                $11.29         $ 17.17                         $ 17.17
                                                       =========      =========== ============== ===============

Class 2: Net Assets                                       $ 136              N/A            $ -          $  136
Shares issued and outstanding                                12                             (4)               8
Net asset value per share                                 11.27                                         $ 17.17
                                                       =========      =========== ============== ===============

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
--------------------------------------------------------------------------------------------------------------------------------
                                                               WMVT       PVC        PVC           Pro Forma         Combined
                                                                          Equity     Equity                         PVC Equity
                                                               Equity     Income     Income                           Income
                                                                Income     Account   Account I    Adjustments        Account I
--------------------- ---------------------------------------- ---------- ---------- ----------- --------------     ------------
Net Investment Income (Operating Loss)
Income:
                      Dividends                                  $ 6,210    $ 3,946         $ -           $  -         $ 10,156

                      Withholding tax on foreign dividends          (33)      (102)           -              -            (135)

                      Interest                                       992        223           -              -            1,215

                      Securities lending                             120          3           -              -              123
                                                               ---------- ---------- ----------- --------------     ------------
                                                 Total Income                                 -              -           11,359
                                                                   7,289      4,070
Expenses:

                      Management and investment advisory fees      1,749        549           -          (328) (a)        1,970

                      Class 2 shares distribution fees               105          -           -              -              105

                      Custodian fees                                  12         30           -           (12) (b)           30

                      Directors' expense                               6          6           -             11 (b)           23

                      Legal & audit fees                              38          -           -           (38) (b)            -

                      Shareholder meeting expense                      -          6           -            (6) (c)            -

                      Other expenses                                  47          2           -           (47) (b)            2
                                                               ---------- ---------- -----------  -------------     ------------
                                               Total Expenses                                 -          (420)
                                                                   1,957        593                                       2,130

                      Less: Fees paid indirectly                       2          -           -            (2) (b)            -
                                                               ---------- --------- ----------    -------------     ------------
                                           Total Net Expenses                                 -          (418)
                                                                   1,955        593                                       2,130
                                                               ---------- ---------- ----------- --------------     ------------
                       Net Investment Income (Operating Loss)                                 -            418
                                                                   5,334      3,477                                       9,229

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:

                      Investment transactions                     22,430      4,357           -              -           26,787

                      Foreign currency transactions                    -          2           -              -                2
Change in unrealized appreciation/depreciation of:

                      Investments                                  1,175      2,218           -              -            3,393
                      Translation of assets and liabilities
                      in foreign currencies                            -          1           -              -                1
                                                               ---------- ---------- ----------- --------------     ------------
Net Realized and Unrealized Gain (Loss) on Investments and                                    -              -           30,183
Foreign Currencies                                                23,605      6,578
                                                              ----------- ---------- ----------  --------------     ------------
                        Net Increase (Decrease) in Net Assets   $          $                $ -          $ 418         $ 39,412
                                    Resulting from Operations     28,939     10,055
                                                               ========== ========== =========== ==============     ============

     (a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
     (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.
     (c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                    WMVT       PVC          Pro Forma            Combined
                                                                    Growth     Growth                           PVC Growth
                                                                      Fund      Account    Adjustments           Account
---------------- -------------------------------------------------- ---------- ---------- ---------------      -------------
Net Investment Income (Operating Loss)
Income:
                 Dividends                                            $ 2,471    $ 1,067            $  -            $ 3,538

                 Withholding tax on foreign dividends                    (48)          -               -               (48)

                 Interest                                                 267        129               -                396

                 Securities lending                                        15          2               -                 17
                                                                    ---------- ---------- ---------------      -------------
                                                      Total Income                                     -              3,903
                                                                        2,705      1,198
Expenses:

                 Management and investment advisory fees                2,070        753           (168)  (a)         2,655

                 Class 2 shares distribution fees                           3          -               -                  3

                 Custodian fees                                            49          4            (49)  (b)             4

                 Directors' expense                                         5          6              10  (b)            21

                 Legal & audit fees                                        36          -            (36)  (b)             -

                 Shareholder meeting expense                                -         12            (12)  (c)             -

                 Other expenses                                            44          2            (44)  (b)             2
                                                                    ---------- ----------
                                                                                          ---------------      -------------
                                                    Total Expenses                                 (299)              2,685
                                                                        2,207        777

                 Less: Fees paid indirectly                                 2          -             (2)  (b)             -
                                                                    ---------- ---------- ---------------      -------------

                                                Total Net Expenses      2,205        777           (297)              2,685
                                                                    ---------- ---------- ---------------      -------------
                            Net Investment Income (Operating Loss)                                   297              1,218
                                                                          500        421

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:

                 Investment transactions                                4,731     10,134               -             14,865

                 Foreign currency transactions                           (16)          -               -               (16)
Change in unrealized appreciation/depreciation of:

                 Investments                                            2,409      2,910               -              5,319
                 Translation of assets and liabilities in foreign
                 currencies                                                 1          -               -                  1
                                                                    ---------- ---------- ---------------      -------------
Net Realized and Unrealized Gain (Loss) on Investments and                                             -             20,169
Foreign Currencies                                                      7,125     13,044
                                                                    ---------- ---------- ---------------      -------------
                   Net Increase (Decrease) in Net Assets Resulting              $
                                                   from Operations    $ 7,625     13,465           $ 297           $ 21,387
                                                                    ========== ========== ===============      =============

     (a) Management and investment advisory fees decreased to reflect proposed annual percentage rate of Acquiring Fund.

     (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

     (c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      WMVT Growth     PVC LargeCap       Pro Forma     Combined PVC
                                                                                                                      LargeCap Blend
                                                                     & Income Fund   Blend Account      Adjustments       Account
-------------- ----------------------------------------------- ---------------- ----------------- ---------------   --------------
Net Investment Income (Operating Loss)
Income:
               Dividends                                         $       5,332       $     2,444        $       -     $     7,776

               Withholding tax on foreign dividends                       (15)                 -                -            (15)

               Interest                                                    283                34                -             317

               Securities lending                                           11                18                -              29
                                                               ---------------- ----------------- ---------------   --------------
                                                 Total Income            5,611
                                                                                           2,496                -           8,107
Expenses:

               Management and investment advisory fees                   1,979             1,014             (75)(a)        2,918

               Class 2 shares distribution fees                              8                 -                -               8


               Custodian fees                                               12                11             (12)(b)           11

               Directors' expense                                            6                 7                8(b)           21

               Legal & audit fees                                           37                 -             (37)(b)            -


               Shareholder meeting expense                                   -                10             (10)(c)            -

               Other expenses                                               44                 1             (44)(b)            1
                                                               ---------------- -----------------                   --------------
                                                                                                  ---------------
                                               Total Expenses            2,086
                                                                                           1,043            (170)           2,959
                                                               ---------------- ----------------- ---------------   --------------
                       Net Investment Income (Operating Loss)            3,525
                                                                                           1,453              170           5,148

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:

               Investment transactions                                  10,703             6,276                -            16,979

               Futures contracts                                             -                19                -                19
Change in unrealized appreciation/depreciation of:

               Investments                                             (5,098)             1,264                -           (3,834)

               Futures contracts                                             -               (4)                -               (4)
                                                               ---------------- ----------------- ----------------    --------------
Net Realized and Unrealized Gain (Loss) on Investments and               5,605
Foreign Currencies                                                                         7,555                -            13,160
                                                               ---------------- ----------------- ----------------    --------------
                        Net Increase (Decrease) in Net Assets
                                    Resulting from Operations    $       9,130       $     9,008        $     170       $    18,308
                                                               ================ ================= ================    ==============


     (a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

     (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

     (c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   WMVT             PVC          Pro Forma            Combined PVC
                                                                                Diversified                           Diversified
                                                               International   International                         International
                                                                Growth Fund       Account       Adjustments             Account
---------------- -------------------------------------------- ---------------- --------------- ---------------       ---------------
Net Investment Income (Operating Loss)
Income:
                 Dividends                                            $ 2,708         $ 7,228            $  -               $ 9,936
                 Withholding Tax on foreign dividends                   (235)           (894)               -               (1,129)

                 Interest                                                 122             106               -                   228

                 Securities Lending                                        48              14               -                    62
                                                              ---------------- --------------- ---------------       ---------------
                                                Total Income            2,643           6,454               -                 9,097
Expenses:

                 Management and investment advisory fees                1,022           2,491           (118)   (a)           3,395

                 Class 2 shares distribution fees                           4               -               -                     4

                 Custodian fees                                           136             292           (136)   (b)             292

                 Directors' expense                                         2               8              14   (b)              24

                 Legal & audit fees                                        35               -            (35)   (b)               -

                 Shareholder meeting expense                                -              20            (20)   (c)               -

                 Other expenses                                            25               9            (25)   (b)               9
                                                              ---------------- ---------------
                                                                                               ---------------       ---------------
                                              Total Expenses            1,224           2,820           (320)                 3,724

                 Less: Fees paid indirectly                                 -               3             (3)   (b)               -
                                                              ---------------- --------------- ---------------       ---------------
                                          Total Net Expenses            1,224           2,817           (317)                 3,724
                                                              ---------------- --------------- ---------------       ---------------
                      Net Investment Income (Operating Loss)            1,419           3,637             317                 5,373

Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currencies
Net realized gain (loss) from:
                 Investment transactions (net of foreign
                 taxes of $39, in thousands)                            6,847          57,422               -                64,269

                 Foreign currency transactions                             66           (129)               -                  (63)
Change in unrealized appreciation/depreciation of:
                 Investments                                           15,606          25,217               -                40,823
                 Translation of assets and liabilities in
                 foreign currencies                                      (73)              13               -                  (60)
                                                              ---------------- --------------- ---------------       ---------------
Net Realized and Unrealized Gain (Loss) on Investments and             22,446          82,523               -               104,969
Foreign Currencies
                                                              ---------------- --------------- ---------------       ---------------
                       Net Increase (Decrease) in Net Assets
                                   Resulting from Operations         $ 23,865        $ 86,160           $ 317             $ 110,342
                                                              ================ =============== ===============       ===============

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.
(c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
--------------------------------------------------------------------------------------------------------------
                                                       WMVT       PVC Money     Pro Forma          Combined
                                                       Money                                      PVC Money
                                                       Market     Market                            Market
                                                         Fund      Account     Adjustments         Account
-------------- --------------------------------------- ---------- ----------- --------------     -------------
Net Investment Income (Operating Loss)
Income:
               Interest                                    $ 676     $ 6,193            $ -           $ 6,869
                                                       ---------- ----------- --------------     -------------
                                         Total Income        676       6,193              -             6,869
Expenses:
               Management and investment advisory fees        73         704              5 (a)           782

               Class 2 shares distribution fees               10           -              -                10

               Custodian fees                                  2           8            (2) (b)             8

               Directors' expense                              -           6              3 (b)             9

               Legal & audit fees                             32           -           (32) (b)             -

               Shareholder meeting expense                     -         161          (161) (c)             -

               Other expenses                                 10           1           (10) (b)             1
                                                       ---------- -----------
                                                                              --------------     -------------
                                       Total Expenses        127                      (197)               810
                                                                         880
                                                       ---------- ----------- --------------     -------------
               Net Investment Income (Operating Loss)        549       5,313            197             6,059
                                                       ---------- ----------- --------------     -------------
                Net Increase (Decrease) in Net Assets
                            Resulting from Operations      $ 549     $ 5,313          $ 197           $ 6,059
                                                       ========== =========== ==============     =============

     (a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

     (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

     (c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------
                                                                   WMVT        PVC Real      Pro Forma            Combined
                                                                                                                  PVC Real
                                                                                Estate                             Estate
                                                                              Securities                         Securities
                                                                   REIT Fund    Account     Adjustments           Account
---------------- ------------------------------------------------- ---------- ------------ ---------------      -------------
Net Investment Income (Operating Loss)
Income:
            Dividends                                           $ 1,211      $ 4,137             $ -            $ 5,348

            Withholding tax on foreign dividends                    (7)            -               -                (7)

            Interest                                                109           75               -                184

            Securities lending                                       18            1               -                 19
                                                              ---------- ------------ ---------------      -------------
                                                Total Income                                       -              5,544
                                                                  1,331        4,213
Expenses:

            Management and investment advisory fees                 437        1,615               1  (a)         2,053

            Class 2 shares distribution fees                          3            -               -                  3

            Custodian fees                                            6            2             (6)  (b)             2

            Directors' expense                                        1            7               6  (b)            14

            Legal & audit fees                                       30            -            (30)  (b)             -

            Shareholder meeting expense                               -           10            (10)  (c)             -

            Other expenses                                           17            2            (17)  (b)             2
                                                              ---------- ------------                      -------------
                                                                                      ---------------
                                              Total Expenses                                    (56)              2,074
                                                                    494        1,636
                                                              ---------- ------------ ---------------      -------------
                      Net Investment Income (Operating Loss)                                      56              3,470
                                                                    837        2,577

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) from:

                 Investment transactions                          7,245       22,232               -             29,477
Change in unrealized appreciation/depreciation of:

                 Investments                                        167       16,712               -             16,879
                                                              ---------- ------------ ---------------      -------------
Net Realized and Unrealized Gain (Loss) on Investments and                    38,944               -             46,356
Foreign Currencies                                                7,412
                                                              ---------- ------------ ---------------      -------------
            Net Increase (Decrease) in Net Assets Resulting
                                            from Operations     $ 8,249     $ 41,521            $ 56           $ 49,826
                                                              ========== ============ ===============      =============

          (a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

          (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

          (c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
--------------------------------------------------------------------------------------------------------------------------
                                                                   WMVT           PVC        Pro Forma         Combined
                                                                   Small                                          PVC
                                                                   Cap         SmallCap                        SmallCap
                                                                   Growth       Growth                          Growth
                                                                     Fund       Account     Adjustments         Account
--------------- -------------------------------------------------- ---------- ------------ --------------     ------------
Net Investment Income (Operating Loss)
Income:
                Dividends                                              $  58        $ 153             $ -          $  211

                Interest                                                  61           38               -              99

                Securities Lending                                       113           38               -             151
                                                                   ---------- ------------ --------------     ------------
                                                     Total Income                     229               -
                                                                         232                                          461
Expenses:

                Management and investment advisory fees                  408          690              43(a)        1,141

                Class 2 shares distribution fees                          10            -               -              10

                Custodian fees                                            27           14            (27)(b)           14

                Directors' expense                                         1            6             (1)(b)            6

                Legal & audit fees                                        38            -            (38)(b)            -

                Shareholder meeting expense                                -            8             (8)(c)            -

                Other expenses                                            21            1            (21)(b)            1
                                                                   ---------- ------------                    ------------
                                                                                           --------------
                                                   Total Expenses                     719            (52)
                                                                         505                                        1,172
                                                                   ---------- ------------ --------------     ------------
                           Net Investment Income (Operating Loss)                   (490)              52
                                                                       (273)                                        (711)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:

                Investment transactions                                1,995        9,197               -          11,192

                Net increase from payment by the Advisor                  19            -               -              19
Change in unrealized appreciation/depreciation of:

                Investments                                            2,798        (385)               -           2,413
                                                                   ---------- ------------ --------------     ------------
Net Realized and Unrealized Gain (Loss) on Investments and                          8,812               -          13,624
Foreign Currencies                                                     4,812
                                                                   ---------- ------------ --------------     ------------
                  Net Increase (Decrease) in Net Assets Resulting
                                                  from Operations    $ 4,539      $ 8,322            $ 52        $ 12,913
                                                                   ========== ============ ==============     ============

          (a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.
          (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.
          (c)  Elimination of nonrecurring expense.

                             STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
---------------------------------------------------------------------------------------------------------------------------
                                                                   WMVT           PVC        Pro Forma          Combined
                                                                   Small                                           PVC
                                                                   Cap         SmallCap                         SmallCap
                                                                   Value         Value                            Value
                                                                     Fund       Account     Adjustments          Account
--------------- -------------------------------------------------- ---------- ------------ ---------------     ------------
Net Investment Income (Operating Loss)
Income:
                Dividends                                              $ 940      $ 1,888            $  -          $ 2,828

                Withholding tax on foreign dividends                    (65)            -               -             (65)

                Interest                                                  60           94               -              154

                Securities lending                                        57           76               -              133
                                                                   ---------- ------------ ---------------     ------------
                                                     Total Income                                       -
                                                                         992        2,058                            3,050
Expenses:

                Management and investment advisory fees                  338        1,473              73 (a)        1,884

                Class 2 shares distribution fees                           -            -               -                -

                Custodian fees                                            11           18            (11) (b)           18

                Directors' expense                                         -           11             (2) (b)            9

                Legal & audit fees                                        33            -            (33) (b)            -

                Shareholder meeting expense                                -            8             (8) (d)            -

                Other expenses                                            13            2            (13) (b)            2
                                                                   ---------- ------------                     ------------
                                                                                           ---------------
                                                   Total Expenses                                       6
                                                                         395        1,512                            1,913

                Less: Reimbursement from Manager - Class 1                 -            -             157 (c)          157
                                                                   ---------- ------------ ---------------     ------------

                                               Total Net Expenses        395        1,512           (151)            1,756
                                                                   ---------- ------------ ---------------     ------------
                           Net Investment Income (Operating Loss)                                     151
                                                                         597          546                            1,294

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:

                Investment transactions                                4,143       17,737               -           21,880

                Foreign currency transactions                            (3)            -               -              (3)

                Futures contracts                                          -          441               -              441
Change in unrealized appreciation/depreciation of:
                Investments                                          (3,273)      (1,865)               -          (5,138)

                Futures contracts                                          -           76               -               76
                                                                   ---------- ------------ ---------------     ------------
Net Realized and Unrealized Gain (Loss) on Investments and                         16,389               -           17,256
Foreign Currencies                                                       867
                                                                   ---------- ------------ ---------------     ------------
                  Net Increase (Decrease) in Net Assets Resulting
                                                  from Operations    $ 1,464     $ 16,935           $ 151         $ 18,550
                                                                   ========== ============ ===============     ============

          (a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

          (b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

          (c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.

          (d)  Elimination of nonrecurring expense.

                             Schedule of Investments
                            June 30, 2006 (unaudited)

WMVT Equity    PVC Equity         PVC    Combined                                    WMVT         PVC       PVC Equity     Combined
Income Fund        Income       Equity                                              Equity       Equity        Income
                  Account       Income                                              Income       Income     Account I
                             Account I                                                Fund      Account
------------ ------------- ------------ ---------                                  -------- ------------ ------------- ------------
     Shares        Shares       Shares    Shares
       Held          Held         Held      Held   92.62%   COMMON STOCKS            Value        Value         Value       Value
                                                                                    (000s)       (000s)        (000s)       (000s)
------------ ------------- ------------ ---------                                  -------- ------------ ------------- ------------
                                                    0.02%   Advertising Services
                                                            PagesJaunes Groupe                  $    90        $    -
          -         2,874            -     2,874           SA                       $    -                                 $    90

                                                    1.29%   Aerospace & Defense
                                                            Boeing Co
                                     -                                                                -             -
     36,400             -                 36,400                                     2,982                                   2,982
                                                            General Dynamics
                        -            -                     Corp                                       -             -
     11,800                               11,800                                       772                                     772
                                                            Northrop Grumman
                        -            -                     Corp                                       -             -
     32,100                               32,100                                     2,056                                   2,056
                                                                                   -------- ------------ ------------- ------------

                                                                                     5,810            -             -        5,810
                                                                                   -------- ------------ ------------- ------------
                                                    0.13%   Aerospace & Defense
                                                           Equipment
                                                            United Technologies
          -         9,400            -     9,400           Corp                          -          596             -          596

                                                    0.18%   Agricultural
                                                           Operations

                        -            -                     Archer-Daniels-Midland                     -             -
     19,800                               19,800           Co                          817                                     817

                                                    0.13%   Appliances
                                                            Whirlpool Corp (a)
                    6,900            -                                                              570             -
          -                                6,900                                         -                                     570

                                                    0.10%   Applications
                                                           Software
                                                            Microsoft Corp
          -        20,000            -    20,000                                         -          466             -          466

                                                    0.54%   Athletic Footwear
                                                            Nike Inc
                        -            -                                                                -
     30,000                               30,000                                     2,430                          -        2,430

                                                    0.04%   Auto - Car & Light
                                                           Trucks
                                                            Bayerische Motoren
          -         2,352            -     2,352           Werke AG                      -          117             -          117
                                                            Fiat SpA
          -         6,109            -     6,109                                         -           82             -           82
                                                                                   -------- ------------ ------------- ------------

                                                                                                    199             -          199
                                                                                         -
                                                                                   -------- ------------ ------------- ------------
                                                    0.79%   Auto - Medium &
                                                           Heavy Duty Trucks
                                                            Paccar Inc (a)
                        -            -                                               3,542                          -        3,542
     43,000                               43,000                                                      -

                                                    0.75%   Auto/Truck Parts &
                                                           Equipment - Original
                                                            GKN PLC
          -        22,557            -    22,557                                         -          114             -          114
                                                            Johnson Controls Inc
     39,900             -            -    39,900                                     3,280            -             -        3,280
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,280          114             -        3,394
                                                                                   -------- ------------ ------------- ------------
                                                    0.72%   Beverages -
                                                           Non-alcoholic
                                                            Coca-Cola Co/The
     54,300        16,000            -    70,300                                     2,336          688             -        3,024
                                                            PepsiCo Inc
          -         3,900            -     3,900                                         -          234             -          234
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,336          922             -        3,258
                                                                                   -------- ------------ ------------- ------------
                                                    0.64%   Beverages - Wine &
                                                           Spirits
                                                            Diageo PLC (a)
                        -            -                                                                              -
     41,700                               41,700                                     2,817            -                      2,817
                                                            C&C Group PLC
          -         9,486            -     9,486                                         -           82             -           82
                                                                                   -------- ------------ ------------- ------------

                                                                                                                    -
                                                                                     2,817           82                      2,899
                                                                                   -------- ------------ ------------- ------------
                                                    0.88%   Brewery
                                                            Anheuser-Busch Cos
                        -            -                     Inc
     86,800                               86,800                                     3,957            -             -        3,957

                                                    0.08%   Building - Heavy
                                                           Construction
                                                            NCC AB
          -         4,597            -     4,597                                         -          111             -          111
                                                            Severfield-Rowen
          -         7,039            -     7,039           PLC                           -          165             -          165
                                                            Veidekke ASA
          -         2,350            -     2,350                                         -           78             -           78
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          354             -          354
                                                                                   -------- ------------ ------------- ------------
                                                    0.03%   Building -
                                                           Residential &
                                                           Commercial
                                                            Hyundai Development
          -           950            -       950           Co                            -           41             -           41
                                                            Kaufman & Broad SA
          -         1,908            -     1,908                                         -          104             -          104
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          145             -          145
                                                                                   -------- ------------ ------------- ------------
                                                    0.01%   Building &
                                                           Construction -
                                                           Miscellaneous
                                                            AM NV (b)(c)
          -        10,366            -    10,366                                         -           55             -           55

                                                    0.05%   Building &
                                                           Construction Products
                                                           - Miscellaneous
                                                            CSR Ltd
                   35,606            -                                                               89
          -                               35,606                                         -                          -           89
                                                            Fletcher Building
          -        24,720            -    24,720           Ltd                           -          138             -          138
                                                                                   -------- ------------ ------------- ------------

                                                                                                    227             -          227
                                                                                         -
                                                                                   -------- ------------ ------------- ------------
                                                    0.40%   Building Products -
                                                           Cement & Aggregate
                                                            Cemex SA de CV
     28,600             -            -    28,600                                     1,629            -             -        1,629
                                                            Semapa-Sociedade de
                   15,353            -                     Investimento e                           162             -
          -                               15,353           Gestao                        -                                     162
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,629          162             -        1,791
                                                                                   -------- ------------ ------------- ------------
                                                    0.55%   Cellular
                                                           Telecommunications
                                                            China Mobile Ltd
          -        31,000            -    31,000                                         -          177             -          177
                                                            LG Telecom Ltd (c)
          -         8,700            -     8,700                                         -          114             -          114
                                                            Vodafone Group PLC
    102,400             -            -   102,400                                     2,181            -             -        2,181
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,181          291             -        2,472
                                                                                   -------- ------------ ------------- ------------
                                                    0.59%   Chemicals -
                                                           Diversified
                                                            PPG Industries Inc
     40,100             -            -    40,100                                     2,647            -             -        2,647

                                                    0.02%   Circuit Boards
                                                            Elec & Eltek
          -        47,098                 47,098           International Co Ltd          -          101                        101

                                                    0.55%   Coal
                                                            Peabody Energy Corp
     44,700             -            -    44,700                                     2,492            -             -        2,492

                                                    1.82%   Commercial Banks
                                                            Alpha Bank AE
          -         4,597            -     4,597                                         -          115             -          115
                                                            AmSouth Bancorp
          -        31,700            -    31,700                                         -          838             -          838
                                                            Australia & New
                    7,952            -                     Zealand Banking Group                    157             -
          -                                7,952           Ltd                           -                                     157
                                                            Banca Popolare di
          -         3,065            -     3,065           Verona e Novara Scrl          -           82             -           82
                                                            Banco Santander
          -        24,102            -    24,102           Central Hispano SA            -          352             -          352
                                                            Bank of East Asia
          -        44,000            -    44,000           Ltd                           -          181             -          181
                                                            Barclays PLC
          -        31,009            -    31,009                                         -          352             -          352
                                                            BNP Paribas
                    4,212            -                                                              403
          -                                4,212                                         -                          -          403
                                                            Colonial BancGroup
          -        25,500            -    25,500           Inc/The                       -          655             -          655
                                                            Commonwealth Bank of
          -         7,538            -     7,538           Australia                     -          249             -          249
                                                            Credit Agricole SA
          -         3,119            -     3,119                                         -          119             -          119
                                                            Daegu Bank
                    5,320            -                                                               95
          -                                5,320                                         -                          -           95
                                                            Deutsche Bank AG
          -         1,643            -     1,643                                         -          185             -          185
                                                            DNB NOR ASA
          -        27,200            -    27,200                                         -          338             -          338
                                                            Fortis
          -         5,442            -     5,442                                         -          185             -          185
                                                            HBOS PLC
          -         4,784            -     4,784                                         -           83             -           83
                                                            HSBC Holdings PLC
          -        27,232            -    27,232                                         -          479             -          479
                                                            Liechtenstein
                       90            -                     Landesbank                                70             -
          -                                   90                                         -                                      70
                                                            Lloyds TSB Group
          -        22,718            -    22,718           PLC                           -          223             -          223
                                                            North Fork
     78,500             -            -    78,500           Bancorporation Inc        2,368            -             -        2,368
                                                            Royal Bank of
          -         4,400            -     4,400           Canada                        -          179             -          179
                                                            Sanpaolo IMI SpA
          -        13,441            -    13,441                                         -          238             -          238
                                                            Societe Generale
                    1,600            -                                                                              -
          -                                1,600                                         -          236                        236
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,368        5,814             -        8,182
                                                                                   -------- ------------ ------------- ------------
                                                    1.27%   Computers
                                                            Hewlett-Packard Co
     92,300        29,300            -   121,600                                     2,924          928             -        3,852
                                                            International
                        -            -                     Business Machines                                        -
     24,400                               24,400           Corp                      1,874            -                      1,874
                                                                                   -------- ------------ ------------- ------------

                                                                                     4,798          928             -        5,726
                                                                                   -------- ------------ ------------- ------------
                                                    0.04%   Computers -
                                                           Peripheral Equipment
                                                            GES International
                  267,000                                  Ltd                                      174             -
          -                          -   267,000                                         -                                     174

                                                    0.52%   Consumer Products -
                                                           Miscellaneous
                                                            Clorox Co
                        -                                                                             -             -
     25,100                          -    25,100                                     1,531                                   1,531
                                                            Kimberly-Clark Corp
                        -            -                                                                              -
     13,100                               13,100                                       808            -                        808
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,339            -             -        2,339
                                                                                   -------- ------------ ------------- ------------
                                                    0.02%   Containers - Paper &
                                                           Plastic
                                                            British Polythene
                    6,763                                  Industries                                75             -
          -                          -     6,763                                         -                                      75

                                                    1.25%   Cosmetics &
                                                           Toiletries
                                                            Colgate-Palmolive Co
                        -                                                                             -             -
     58,300                          -    58,300                                     3,492                                   3,492
                                                            Procter & Gamble Co
     38,800             -            -    38,800                                     2,157            -             -        2,157
                                                                                   -------- ------------ ------------- ------------

                                                                                     5,649            -             -        5,649
                                                                                   -------- ------------ ------------- ------------
                                                    0.94%   Data Processing &
                                                           Management
                                                            Automatic Data
     64,700             -            -    64,700           Processing Inc            2,934            -             -        2,934
                                                            First Data Corp
                        -            -                                                                              -
     28,600                               28,600                                     1,288            -                      1,288
                                                                                   -------- ------------ ------------- ------------

                                     -                                               4,222            -             -        4,222
                                                                                   -------- ------------ ------------- ------------
                                                    0.11%   Distribution &
                                                           Wholesale
                                                            Genuine Parts Co
          -        11,800            -    11,800                                         -          492             -          492

                                                    0.05%   Diversified
                                                           Financial Services
                                                            Acta Holding ASA
          -        52,000            -    52,000                                         -          165             -          165
                                                            Guoco Group Ltd
          -         6,000            -     6,000                                         -           71             -           71
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          236             -          236
                                                                                   -------- ------------ ------------- ------------
                                                    4.15%   Diversified
                                                           Manufacturing
                                                           Operations
                                                            3M Co
     61,000             -            -    61,000                                     4,927            -             -        4,927
                                                            Dover Corp
     33,100             -            -    33,100                                     1,636            -             -        1,636
                                                            Eaton Corp
          -         8,470            -     8,470                                         -          639             -          639
                                                            General Electric Co
     91,800             -            -    91,800                                     3,026            -             -        3,026
                                                            Honeywell
                   14,600                                  International Inc                        588             -
     53,800                          -    68,400                                     2,168                                   2,756
                                                            ITT Industries Inc
     71,400             -            -    71,400                                     3,534            -             -        3,534
                                                            Senior PLC
          -       118,238            -   118,238                                         -          125             -          125
                                                            Siemens AG
     22,500             -            -    22,500                                     1,954            -             -        1,954
                                                            Wartsila Oyj
          -         2,100            -     2,100                                         -           88             -           88
                                                                                   -------- ------------ ------------- ------------

                                                                                    17,245        1,440             -       18,685
                                                                                   -------- ------------ ------------- ------------
                                                    0.59%   Diversified
                                                           Minerals
                                                            Anglo American PLC
    113,200         4,410            -   117,610           (a)                       2,314          181             -        2,495
                                                            BHP Billiton Ltd
          -         4,424            -     4,424                                         -           95             -           95
                                                            Independence Group
                   32,900            -                     NL                                        67
          -                               32,900                                         -                          -           67
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,314          343             -        2,657
                                                                                   -------- ------------ ------------- ------------
                                                    0.04%   Electric -
                                                           Distribution
                                                            National Grid PLC
          -        17,500            -    17,500                                         -          189             -          189


                                                    1.65%   Electric -
                                                           Integrated
                                                            E.ON AG
          -         1,988            -     1,988                                         -          229             -          229
                                                            Endesa SA
          -         6,316            -     6,316                                         -          220             -          220
                                                            Enel SpA
          -        18,000            -    18,000                                         -          155             -          155
                                                            FirstEnergy Corp
          -        14,700            -    14,700                                         -          797             -          797
                                                            FPL Group Inc (a)
     62,400             -            -    62,400                                     2,582            -             -        2,582
                                                            International Power
                   28,411            -                     PLC                                      149             -
          -                               28,411                                         -                                     149
                                                            PPL Corp
          -        17,660            -    17,660                                         -          570             -          570
                                                            Progress Energy Inc
     18,900             -            -    18,900           (a)                         810            -             -          810
                                                            Scottish & Southern
                    8,094            -                     Energy PLC                               172             -
          -                                8,094                                         -                                     172
                                                            TXU Corp
          -        10,900            -    10,900                                         -          652             -          652
                                                            Xcel Energy Inc (a)
     57,900             -            -    57,900                                     1,111            -             -        1,111
                                                                                   -------- ------------ ------------- ------------

                                                                                     4,503        2,944             -        7,447
                                                                                   -------- ------------ ------------- ------------
                                                    0.59%   Electric Products -
                                                           Miscellaneous
                                                            Emerson Electric Co
     25,700         6,000            -    31,700                                     2,154          503             -        2,657

                                                    1.30%   Electronic
                                                           Components -
                                                           Semiconductors
                                                            Microchip Technology
     90,000             -            -    90,000           Inc                       3,019            -             -        3,019
                                                            Samsung Electronics
      4,100             -            -     4,100           Co                        1,303            -             -        1,303
                                                            Texas Instruments
                        -                                  Inc                                        -             -
     50,100                          -    50,100                                     1,518                                   1,518
                                                                                   -------- ------------ ------------- ------------

                                                                                     5,840            -             -        5,840
                                                                                   -------- ------------ ------------- ------------
                                                    0.04%   Electronic
                                                           Measurement
                                                           Instruments
                                                            Sartorius AG
          -         4,227            -     4,227                                         -          165             -          165

                                                    0.19%   Electronics -
                                                           Military
                                                            L-3 Communications
     11,600             -            -    11,600           Holdings Inc                875            -             -          875

                                                    0.30%   Engineering -
                                                           Research &
                                                           Development Services
                                                            ABB Ltd
          -         6,871            -     6,871                                         -           89             -           89
                                                            Fluor Corp
                                     -                                                                -             -
     13,600             -                 13,600                                     1,264                                   1,264
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,264           89             -        1,353
                                                                                   -------- ------------ ------------- ------------
                                                    0.97%   Fiduciary Banks
                                                            Bank of New York Co
     52,000             -            -    52,000           Inc/The                   1,674            -             -        1,674
                                                            Mellon Financial
     59,300             -            -    59,300           Corp                      2,042            -             -        2,042
                                                            Wilmington Trust
          -        15,300            -    15,300           Corp                          -          645             -          645
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,716          645             -        4,361
                                                                                   -------- ------------ ------------- ------------
                                                    0.13%   Finance - Commercial
                                                            CIT Group Inc
          -        11,100            -    11,100                                         -          580             -          580

                                                    0.32%   Finance - Credit
                                                           Card
                                                            Capital One
                        -                                  Financial Corp                             -             -
     17,100                          -    17,100                                     1,461                                   1,461

                                                    5.08%   Finance - Investment
                                                           Banker & Broker
                                                            Citigroup Inc
                   29,302                                                                         1,414             -
     96,500                          -   125,802                                     4,655                                   6,069
                                                            Credit Suisse Group
          -         6,042            -     6,042                                         -          337             -          337
                                                            D Carnegie AB
          -         8,700            -     8,700                                         -          159             -          159
                                                            Goldman Sachs Group
     25,700         5,700            -    31,400           Inc                       3,866          857             -        4,723
                                                            JPMorgan Chase & Co
    102,800        42,280            -   145,080                                     4,318        1,776             -        6,094
                                                            Lehman Brothers
     13,600             -            -    13,600           Holdings Inc                886            -             -          886
                                                            Merrill Lynch & Co
          -        19,200            -    19,200           Inc                           -        1,336             -        1,336
                                                            Morgan Stanley
                                     -                                                                -             -
     51,000             -                 51,000                                     3,224                                   3,224
                                                            UBS AG
                      723            -                                                               79             -
          -                                  723                                         -                                      79
                                                                                   -------- ------------ ------------- ------------

                                                                                    16,949        5,958             -       22,907
                                                                                   -------- ------------ ------------- ------------
                                                    0.95%   Finance - Mortgage
                                                           Loan/Banker
                                                            Countrywide
     54,400             -            -    54,400           Financial Corp            2,072            -             -        2,072
                                                            Freddie Mac
     37,000             -            -    37,000                                     2,109            -             -        2,109
                                                            Paragon Group of Cos
                    6,940            -                     PLC                                       84
          -                                6,940                                         -                          -           84
                                                                                   -------- ------------ ------------- ------------

                                                                                     4,181           84             -        4,265
                                                                                   -------- ------------ ------------- ------------
                                                    0.04%   Finance - Other
                                                           Services
                                                            Hellenic Exchanges
          -        11,781            -    11,781           Holding SA (c)                -          190             -          190

                                                    0.02%   Financial Guarantee
                                                           Insurance
                                                            Euler Hermes SA
                      838            -                                                               92             -
          -                                  838                                         -                                      92

                                                    0.85%   Food - Confectionery
                                                            Hershey Co/The (a)
     69,900             -            -    69,900                                     3,850            -             -        3,850

                                                    0.34%   Food -
                                                           Miscellaneous/Diversifie
                                                            Cadbury Schweppes
     16,200             -            -    16,200           PLC                         629            -             -          629
                                                            General Mills Inc
          -        10,600            -    10,600                                         -          548             -          548
                                                            Kellogg Co
          -         7,800            -     7,800                                         -          377             -          377
                                                                                   -------- ------------ ------------- ------------

                                                                                                    925             -        1,554
                                                                                       629
                                                                                   -------- ------------ ------------- ------------
                                                    0.68%   Food - Wholesale &
                                                           Distribution
                                                            Sysco Corp
     99,800             -            -    99,800                                     3,050            -             -        3,050

                                                    0.56%   Forestry
                                                            Plum Creek Timber Co
                        -            -                     Inc                         852            -                        852
     24,000                               24,000                                                                    -
                                                            Weyerhaeuser Co
     27,100             -            -    27,100                                     1,687            -             -        1,687
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,539                          -        2,539
                                                                                                      -
                                                                                   -------- ------------ ------------- ------------
                                                    0.18%   Home Decoration
                                                           Products
                                                            Newell Rubbermaid
                   32,100            -                     Inc (a)                                  829
          -                               32,100                                         -                          -          829

                                                    0.42%   Hotels & Motels
                                                            Hilton Hotels Corp
     66,600             -            -    66,600                                     1,883            -             -        1,883

                                                    0.01%   Human Resources
                                                            USG People NV
          -           476            -       476                                         -           36             -           36

                                                    0.45%   Industrial
                                                           Automation & Robots
                                                            Rockwell Automation
     19,000         9,000            -    28,000           Inc (a)                   1,368          648             -        2,016

                                                    0.53%   Investment
                                                           Companies
                                                            Allied Capital Corp
     61,800             -            -    61,800           (a)                       1,778            -             -        1,778
                                                            American Capital
          -        18,800            -    18,800           Strategies Ltd                -          629             -          629
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,778          629             -        2,407
                                                                                   -------- ------------ ------------- ------------
                                                    1.65%   Investment
                                                           Management & Advisory
                                                           Services
                                                            Aberdeen Asset
          -        21,244            -    21,244           Management PLC                -           60             -           60
                                                            AllianceBernstein
     13,000             -            -    13,000           Holding LP                  795            -             -          795
                                                            Ameriprise Financial
     18,000             -            -    18,000           Inc                         804            -             -          804
                                                            Franklin Resources
     43,000             -            -    43,000           Inc                       3,733            -             -        3,733
                                                            Record Investments
          -        11,363            -    11,363           Ltd                           -          104             -          104
                                                            T Rowe Price Group
     51,200             -            -    51,200           Inc                       1,936            -             -        1,936
                                                                                   -------- ------------ ------------- ------------

                                                                                     7,268          164             -        7,432
                                                                                   -------- ------------ ------------- ------------
                                                    1.49%   Life & Health
                                                           Insurance
                                                            Aflac Inc
     75,200             -            -    75,200                                     3,486            -             -        3,486
                                                            AMP Ltd
          -        15,426            -    15,426                                         -          105             -          105
                                                            Lincoln National
     22,900        14,500            -    37,400           Corp                      1,293          818             -        2,111
                                                            Protective Life
          -         6,300            -     6,300           Corp                          -          294             -          294
                                                            Prudential Financial
      9,400             -            -     9,400           Inc                         730            -             -          730
                                                                                   -------- ------------ ------------- ------------

                                                                                     5,509        1,217             -        6,726
                                                                                   -------- ------------ ------------- ------------
                                                    0.01%   Lottery Services
                                                            Intralot
                    1,932            -                     SA-Integrated Lottery                     52             -
          -                                1,932           Systems                       -                                      52

                                                    0.86%   Machinery -
                                                           Construction & Mining
                                                            Caterpillar Inc
     48,000             -            -    48,000                                     3,575            -             -        3,575
                                                            Wajax Income Fund
          -         8,200            -     8,200                                         -          297             -          297
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,575          297             -        3,872
                                                                                   -------- ------------ ------------- ------------
                                                    0.02%   Machinery - General
                                                           Industry
                                                            MAN AG
          -         1,274            -     1,274                                         -           92             -           92

                                                    5.40%   Medical - Drugs
                                                            Abbott Laboratories
     54,000        12,800            -    66,800                                     2,355          558             -        2,913
                                                            AstraZeneca PLC
                    2,074            -                                                              125             -
     30,800                               32,874                                     1,842                                   1,967
                                                            Bristol-Myers Squibb
     80,700             -            -    80,700           Co                        2,087            -             -        2,087
                                                            CSL Ltd/Australia
                    1,212                                                                            48             -
          -                          -     1,212                                         -                                      48
                                                            Eli Lilly & Co
     27,100             -            -    27,100                                     1,498            -             -        1,498
                                                            GlaxoSmithKline PLC
     35,900         4,488            -    40,388                                     2,003          125             -        2,128
                                                            Pfizer Inc
    147,400        88,100            -   235,500                                     3,459        2,068             -        5,527
                                                            Roche Holding AG
     24,500             -            -    24,500                                     2,021            -             -        2,021
                                                            Sanofi-Aventis
                    1,354            -                                                              132             -
          -                                1,354                                         -                                     132
                                                            Schering-Plough Corp
     91,600             -            -    91,600                                     1,743            -             -        1,743
                                                            Wyeth
     81,300        15,200            -    96,500                                     3,611          676             -        4,287
                                                                                   -------- ------------ ------------- ------------

                                                                                    20,619        3,732             -       24,351
                                                                                   -------- ------------ ------------- ------------
                                                    0.48%   Medical - Generic
                                                           Drugs
                                                            Teva Pharmaceutical
     68,900             -            -    68,900           Industries Ltd            2,177            -             -        2,177

                                                    1.35%   Medical - HMO
                                                            UnitedHealth Group
    136,300             -            -   136,300           Inc                       6,104            -             -        6,104

                                                    0.03%   Medical - Hospitals
                                                            Parkway Holdings
          -        86,000            -    86,000           Ltd                           -          134             -          134

                                                    0.41%   Medical - Wholesale
                                                           Drug Distribution
                                                            Cardinal Health Inc
     28,600             -            -    28,600                                     1,840            -             -        1,840

                                                    0.94%   Medical Products
                                                            Becton Dickinson &
      4,000         6,300            -    10,300           Co                        2,445          385             -        2,830
                                                            Johnson & Johnson
     23,800             -            -    23,800                                     1,426            -             -        1,426
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,871          385             -        4,256
                                                                                   -------- ------------ ------------- ------------
                                                    0.35%   Metal - Aluminum
                                                            Alcan Inc
     32,600             -            -    32,600                                     1,530            -             -        1,530
                                                            Aluminum of Greece
          -         2,647            -     2,647           S.A.I.C.                      -           56             -           56
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,530           56             -        1,586
                                                                                   -------- ------------ ------------- ------------
                                                    0.15%   Metal - Diversified
                                                            Freeport-McMoRan
          -        11,100            -    11,100           Copper & Gold Inc (a)         -          615             -          615
                                                            Zinifex Ltd
          -         9,980            -     9,980                                         -           74             -           74
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          689             -          689
                                                                                   -------- ------------ ------------- ------------
                                                    0.01%   Metal Processors &
                                                           Fabrication
                                                            Martinrea
          -         4,666            -     4,666           International Inc (c)         -           32             -           32

                                                    0.03%   Miscellaneous
                                                           Manufacturers
                                                            Fenner Plc
          -        32,343            -    32,343                                         -          119             -          119

                                                    0.05%   Mortgage Banks
                                                            Bradford & Bingley
                   25,130            -                     PLC                                      216             -
          -                               25,130                                         -                                     216

                                                    0.02%   Motion Pictures &
                                                           Services
                                                            CJ Internet Corp
                    3,157            -                                                               85             -
          -                                3,157                                         -                                      85

                                                    4.51%   Multi-line
                                                           Insurance
                                                            ACE Ltd
     93,400             -            -    93,400                                     4,725            -             -        4,725
                                                            Allstate Corp/The
     48,000        11,500            -    59,500                                     2,627          629             -        3,256
                                                            Aviva PLC
          -        17,949            -    17,949                                         -          254             -          254
                                                            AXA SA - Rights (c)
          -         7,314            -     7,314                                         -            6             -            6
                                                            AXA SA
          -         7,314            -     7,314                                         -          240             -          240
                                                            CNP Assurances
          -           865            -                                                                              -
                                             865                                         -           82                         82
                                                            Hartford Financial
     32,500        10,000            -    42,500           Services Group Inc        2,750          846             -        3,596
                                                            HCC Insurance
     43,050             -            -    43,050           Holdings Inc              1,267            -             -        1,267
                                                            Helvetia Patria
          -           277            -       277           Holding                       -           73             -           73
                                                            ING Groep NV
                    6,657            -                                                                              -
     53,800                               60,457                                     2,115          262                      2,377
                                                            Loews Corp
     43,500             -            -    43,500                                     1,542            -             -        1,542
                                                            Metlife Inc (a)
     47,700         9,000            -    56,700                                     2,443          461             -        2,904
                                                                                   -------- ------------ ------------- ------------

                                                                                    17,469        2,853             -       20,322
                                                                                   -------- ------------ ------------- ------------
                                                    0.92%   Multimedia
                                                            McGraw-Hill Cos
     73,400         9,100            -    82,500           Inc/The                   3,687          457             -        4,144

                                                    0.17%   Music
                                                            V2 Music Holdings
        250             -            -       250           PLC - Warrant (c)(d)          -            -             -            -
                                                            Warner Music Group
          -        25,500            -    25,500           Corp                          -          752             -          752
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          752             -          752
                                                                                   -------- ------------ ------------- ------------
                                                    0.45%   Non-hazardous Waste
                                                           Disposal
                                                            Waste Management Inc
     56,500             -            -    56,500                                     2,028            -             -        2,028

                                                    0.10%   Office Supplies &
                                                           Forms
                                                            Avery Dennison Corp
          -         7,500            -     7,500                                         -          435             -          435

                                                    1.91%   Oil - Field Services
                                                            Baker Hughes Inc
     67,700             -            -    67,700                                     5,541            -             -        5,541
                                                            Peak Energy Services
                   14,738                                  Trust                                    162             -
          -                          -    14,738                                         -                                     162
                                                            Schlumberger Ltd
     40,800             -            -    40,800                                     2,656            -             -        2,656
                                                            Trinidad Energy
                   16,362            -                     Services Income                          262             -
          -                               16,362           Trust                         -                                     262
                                                                                   -------- ------------ ------------- ------------

                                                                                     8,197          424             -        8,621
                                                                                   -------- ------------ ------------- ------------
                                                    1.03%   Oil & Gas Drilling
                                                            GlobalSantaFe Corp
     67,100             -            -    67,100                                     3,875            -             -        3,875
                                                            Precision Drilling
                    7,900            -                     Trust (c)                                264
          -                                7,900                                         -                          -          264
                                                            Rowan Cos Inc (a)
          -        13,600            -    13,600                                         -          484             -          484
                                                                                   -------- ------------ ------------- ------------

                                                                                                    748             -        4,623
                                                                                     3,875
                                                                                   -------- ------------ ------------- ------------
                                                    5.77%   Oil Company -
                                                           Integrated
                                                            BP PLC
                       54            -                                                                1
     22,900                               22,954                                     1,594                          -        1,595
                                                            Chevron Corp
     35,484        33,000            -    68,484                                     2,202        2,048             -        4,250
                                                            ConocoPhillips
     40,860        16,900            -    57,760                                     2,678        1,107             -        3,785
                                                            ENI SpA
          -         6,435            -     6,435                                         -          189             -          189
                                                            Exxon Mobil Corp
     53,200        66,304            -   119,504                                     3,264        4,068             -        7,332
                                                            Marathon Oil Corp
     77,200        10,900            -    88,100                                     6,431          908             -        7,339
                                                            Occidental Petroleum
          -        12,880            -    12,880           Corp                          -        1,321             -        1,321
                                                            PetroChina Co Ltd
                  169,150            -                                                              181             -
          -                              169,150                                         -                                     181
                                                                                   -------- ------------ ------------- ------------

                                                                                    16,169        9,823             -       25,992
                                                                                   -------- ------------ ------------- ------------
                                                    0.47%   Oil Refining &
                                                           Marketing
                                                            Valero Energy Corp
     31,588             -            -    31,588                                     2,101            -             -        2,101

                                                    0.44%   Paper & Related
                                                           Products
                                                            International Paper
     39,900             -            -    39,900           Co                        1,289            -             -        1,289
                                                            Temple-Inland Inc
                   16,000            -                                                              686             -
          -                               16,000                                         -                                     686
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,289          686             -        1,975
                                                                                   -------- ------------ ------------- ------------
                                                    0.41%   Pharmacy Services
                                                            Caremark Rx Inc
     36,900             -            -    36,900                                     1,840            -             -        1,840

                                                    1.09%   Pipelines
                                                            Enterprise Products
     14,800             -            -    14,800           Partners LP (a)             368            -             -          368
                                                            Kinder Morgan Energy
     14,400             -            -    14,400           Partners LP                 662            -             -          662
                                                            Kinder Morgan Inc
     21,500             -            -    21,500           (a)                       2,148            -             -        2,148
                                                            National Fuel Gas
          -        24,500            -    24,500           Co                            -          861             -          861
                                                            Questar Corp
                    6,500            -                                                                              -
          -                                6,500                                         -          523                        523
                                                            Williams Cos Inc
     15,200             -            -    15,200                                       355            -             -          355
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,533        1,384             -        4,917
                                                                                   -------- ------------ ------------- ------------
                                                    0.02%   Power Converter &
                                                           Supply Equipment
                                                            Schneider Electric
          -           989            -       989           SA                            -          103             -          103

                                                    1.17%   Property & Casualty
                                                           Insurance
                                                            Chaucer Holdings
          -        85,261            -    85,261           PLC                           -           92             -           92
                                                            Chubb Corp
     26,400         9,408            -    35,808                                     1,317          469             -        1,786
                                                            Dongbu Insurance Co
          -         2,110            -     2,110           Ltd                           -           53             -           53
                                                            Fidelity National
     81,000             -            -    81,000           Financial Inc             3,155            -             -        3,155
                                                            QBE Insurance Group
                    5,081            -                     Ltd                                       77             -
          -                                5,081                                         -                                      77
                                                            Royal & Sun Alliance
                   41,791            -                     Insurance Group                          105
          -                               41,791                                         -                          -          105
                                                                                   -------- ------------ ------------- ------------

                                                                                     4,472          796             -        5,268
                                                                                   -------- ------------ ------------- ------------
                                                    0.04%   Property Trust
                                                            Centro Properties
          -        14,485            -    14,485           Group                         -           72             -           72
                                                            Macquarie Leisure
                   27,716            -                     Trust Group                                              -
          -                               27,716                                         -           51                         51
                                                            Stockland
          -        10,647            -    10,647                                         -           56             -           56
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          179             -          179
                                                                                   -------- ------------ ------------- ------------
                                                    1.01%   Publicly Traded
                                                           Investment Fund
                                                            iShares Cohen &
                   54,138            -                     Steers Realty Majors                   4,534             -
          -                               54,138           Index Fund (a)                -                                   4,534

                                                    0.10%   Quarrying
                                                            Vulcan Materials Co
          -         5,800            -     5,800                                         -          452             -          452

                                                    0.02%   Real Estate
                                                           Magagement & Services
                                                            Nexity
                    1,287            -                                                               75             -
          -                                1,287                                         -                                      75

                                                    0.17%   Real Estate Operator
                                                           & Developer
                                                            Brookfield
     10,500             -            -    10,500           Properties Corp             338            -             -          338
                                                            FKP Property Group
          -        34,099            -    34,099                                         -          133             -          133
                                                            New World
          -        94,000            -    94,000           Development Ltd               -          155             -          155
                                                            Peet & Co Ltd
          -        39,735            -    39,735                                         -          119             -          119
                                                                                   -------- ------------ ------------- ------------

                                                                                       338          407             -          745
                                                                                   -------- ------------ ------------- ------------
                                                    4.58%   Regional Banks
                                                            Bank of America
     85,502        62,700            -   148,202           Corp                      4,113        3,016             -        7,129
                                                            PNC Financial
                   13,300                                  Services Group Inc                       933             -
     38,500                          -    51,800                                     2,702                                   3,635
                                                            SunTrust Banks Inc
                    8,000            -                                                              610             -
      8,700                               16,700                                       663                                   1,273
                                                            US Bancorp
     72,000        37,300            -   109,300                                     2,223        1,152             -        3,375
                                                            Wells Fargo & Co
     78,000             -            -    78,000                                     5,232            -             -        5,232
                                                                                   -------- ------------ ------------- ------------

                                                                                    14,933        5,711             -       20,644
                                                                                   -------- ------------ ------------- ------------
                                                    1.55%   REITS - Apartments
                                                            Archstone-Smith
     22,500        19,000            -    41,500           Trust (a)                 1,145          967             -        2,112
                                                            AvalonBay
          -         8,000            -     8,000           Communities Inc               -          885             -          885
                                                            Equity Residential
     29,500        28,500            -    58,000                                     1,320        1,275             -        2,595
                                                            Mid-America
                   10,700            -                     Apartment Communities                                    -
          -                               10,700           Inc                           -          596                        596
                                                            United Dominion
          -        27,800            -    27,800           Realty Trust Inc              -          778             -          778
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,465        4,501             -        6,966
                                                                                   -------- ------------ ------------- ------------
                                                    0.51%   REITS - Diversified
                                                            Duke Realty Corp
     12,200             -            -    12,200                                       429            -             -          429
                                                            Vornado Realty Trust
     10,000         9,000            -    19,000           (a)                         976          878             -        1,854
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,405          878             -        2,283
                                                                                   -------- ------------ ------------- ------------
                                                    0.31%   REITS - Healthcare
                                                            Health Care Property
                        -            -                     Investors Inc (a)                          -             -
     26,900                               26,900                                       719                                     719
                                                            Ventas Inc
          -        20,300            -    20,300                                         -          688             -          688
                                                                                   -------- ------------ ------------- ------------

                                                                                       719          688             -        1,407
                                                                                   -------- ------------ ------------- ------------
                                                    0.83%   REITS - Hotels
                                                            Equity Inns Inc
          -        23,900            -    23,900                                         -          396             -          396
                                                            Host Hotels &
     90,300        34,300            -   124,600           Resorts Inc               1,975          750             -        2,725
                                                            Sunstone Hotel
                   20,400            -                     Investors Inc                            593             -
          -                               20,400                                         -                                     593
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,975        1,739                      3,714
                                                                                                                    -
                                                                                   -------- ------------ ------------- ------------
                                                    0.57%   REITS - Mortgage
                                                            Arbor Realty Trust
          -        30,700            -    30,700           Inc                           -          769             -          769
                                                            CapitalSource Inc
          -        23,000            -    23,000           (a)                           -          540             -          540
                                                            Gramercy Capital
          -        49,200            -    49,200           Corp/New York                 -        1,274             -        1,274
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        2,583             -        2,583
                                                                                   -------- ------------ ------------- ------------
                                                    0.80%   REITS - Office
                                                           Property
                                                            BioMed Realty Trust
          -        22,956            -    22,956           Inc                           -          687             -          687
                                                            Boston Properties
          -        11,600            -    11,600           Inc                           -        1,049             -        1,049
                                                            Equity Office
          -        17,100            -    17,100           Properties Trust              -          624             -          624
                                                            Kilroy Realty Corp
                   10,800            -                                                              780
          -                               10,800                                         -                          -          780
                                                            SL Green Realty
          -         4,200            -     4,200           Corp                          -          460             -          460
                                                                                   -------- ------------ ------------- ------------

                                                                                                  3,600             -        3,600
                                                                                         -
                                                                                   -------- ------------ ------------- ------------
                                                    0.90%   REITS - Regional
                                                           Malls
                                                            General Growth
     11,700             -            -    11,700           Properties Inc              527            -             -          527
                                                            Macerich Co/The
      7,900             -            -     7,900                                       555            -             -          555
                                                            Simon Property Group
     12,400        23,600            -    36,000           Inc                       1,028        1,957             -        2,985
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,110        1,957             -        4,067
                                                                                   -------- ------------ ------------- ------------
                                                    0.87%   REITS - Shopping
                                                           Centers
                                                            Developers
                   16,300            -                     Diversified Realty                       851             -
     12,100                               28,400           Corp                        631                                   1,482
                                                            Kimco Realty Corp
     17,300        25,000            -    42,300           (a)                         631          912             -        1,543
                                                            Tanger Factory
          -        11,500            -    11,500           Outlet Centers Inc            -          372             -          372
                                                            Weingarten Realty
          -        13,700            -    13,700           Investors                     -          524             -          524
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,262        2,659             -        3,921
                                                                                   -------- ------------ ------------- ------------
                                                    0.20%   REITS - Storage
                                                            Public Storage Inc
                        -                                  (a)                         918            -             -          918
     12,100                          -    12,100

                                                    0.94%   REITS - Warehouse &
                                                           Industrial
                                                            AMB Property Corp
                   12,400                                                                           627             -
     20,300                          -    32,700                                     1,026                                   1,653
                                                            EastGroup Properties
                    8,300            -                     Inc                                      387             -
          -                                8,300                                         -                                     387
                                                            Prologis
     42,000             -            -    42,000                                     2,189            -             -        2,189
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,215        1,014             -        4,229
                                                                                   -------- ------------ ------------- ------------
                                                    0.02%   Rental - Auto &
                                                           Equipment
                                                            Ashtead Group PLC
                   22,610            -                                                               70             -
          -                               22,610                                         -                                      70

                                                    0.43%   Retail - Apparel &
                                                           Shoe
                                                            Just Group Ltd
          -        95,949            -    95,949                                         -          244             -          244
                                                            Nordstrom Inc
     45,500             -            -    45,500                                     1,661            -             -        1,661
                                                            Reitman's Canada
          -         1,955            -     1,955           Ltd                           -           35             -           35
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,661          279             -        1,940
                                                                                   -------- ------------ ------------- ------------
                                                    0.02%   Retail - Automobile
                                                            Lookers Plc
          -         6,244            -     6,244                                         -           90             -           90

                                                    0.10%   Retail - Building
                                                           Products
                                                            Home Depot Inc
          -        12,200            -    12,200                                         -          437             -          437

                                                    0.01%   Retail - Catalog
                                                           Shopping
                                                            N Brown Group PLC
          -         8,404            -     8,404                                         -           33             -           33

                                                    0.28%   Retail - Drug Store
                                                            CVS Corp
     40,700             -            -    40,700                                     1,249            -             -        1,249

                                                    0.19%   Retail - Major
                                                           Department Store
                                                            JC Penney Co Inc
          -        12,600            -    12,600                                         -          851             -          851

                                                    0.94%   Retail - Restaurants
                                                            McDonald's Corp
     96,000        30,445            -   126,445                                     3,226        1,023             -        4,249

                                                    0.30%   Semiconductor
                                                           Component -
                                                           Integrated Circuits
                                                            CSR PLC (c)
          -         2,415            -     2,415                                         -           56             -           56
                                                            Linear Technology
                        -                                  Corp (a)                                   -             -
     38,900                          -    38,900                                     1,303                                   1,303
                                                                                   -------- ------------ ------------- ------------

                                                                                     1,303           56             -        1,359
                                                                                   -------- ------------ ------------- ------------
                                                    0.66%   Semiconductor
                                                           Equipment
                                                            Applied Materials
    178,000             -            -   178,000           Inc                       2,898            -             -        2,898
                                                            ASM Pacific
          -        17,000            -    17,000           Technology (a)                -           84             -           84
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,898           84             -        2,982
                                                                                   -------- ------------ ------------- ------------
                                                    0.05%   Shipbuilding
                                                            Aker Yards AS
          -         2,962            -     2,962                                         -          209             -          209

                                                    0.69%   Steel - Producers
                                                            Angang New Steel Co
          -       162,000            -   162,000           Ltd (a)                       -          153             -          153
                                                            Boehler-Uddeholm AG
                    3,376                                                                           185             -
          -                          -     3,376                                         -                                     185
                                                            Rautaruukki OYJ
                    5,300            -                                                              160             -
          -                                5,300                                         -                                     160
                                                            Russel Metals
          -         7,100            -     7,100                                         -          165             -          165
                                                            Tubos Reunidos SA
          -         2,552            -     2,552                                         -           39             -           39
                                                            United States Steel
     34,100             -            -    34,100           Corp                      2,391            -             -        2,391
                                                                                   -------- ------------ ------------- ------------

                                                                                     2,391          702             -        3,093
                                                                                   -------- ------------ ------------- ------------
                                                    0.07%   Telecommunication
                                                           Services
                                                            Embarq Corp
      3,885             -            -     3,885                                       159            -             -          159
                                                            Telenor ASA
                   10,900                                                                           133             -
          -                          -    10,900                                         -                                     133
                                                                                   -------- ------------ ------------- ------------

                                                                                       159          133             -          292
                                                                                   -------- ------------ ------------- ------------
                                                    5.05%   Telephone -
                                                           Integrated
                                                            Alltel Corp
     91,600             -            -    91,600                                     5,847            -             -        5,847
                                                            AT&T Inc (a)
    155,800        65,606            -   221,406                                     4,345        1,830             -        6,175
                                                            BellSouth Corp
     38,800        35,800            -    74,600                                     1,405        1,296             -        2,701
                                                            Citizens
          -        65,340            -    65,340           Communications Co (a)         -          852             -          852
                                                            Sprint Nextel Corp
    129,300             -            -   129,300                                     2,585            -             -        2,585
                                                            Verizon
                        -            -                     Communications Inc                         -             -
    136,500                              136,500                                     4,571                                   4,571
                                                                                   -------- ------------ ------------- ------------

                                                                                    18,753        3,978             -       22,731
                                                                                   -------- ------------ ------------- ------------
                                                    0.97%   Tobacco
                                                            Altria Group Inc
                   27,212                                                                         1,998             -
          -                          -    27,212                                         -                                   1,998
                                                            British American
                   11,520            -                     Tobacco PLC                              290             -
          -                               11,520                                         -                                     290
                                                            Loews Corp -
          -         8,200            -     8,200           Carolina Group (a)            -          421             -          421
                                                            Reynolds American
          -        14,390            -    14,390           Inc (a)                       -        1,660             -        1,660
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        4,369             -        4,369
                                                                                   -------- ------------ ------------- ------------
                                                    0.11%   Tools - Hand Held
                                                            Black & Decker Corp
          -         7,600            -     7,600                                         -          643             -          643

                                                    0.11%   Transport - Marine
                                                            General Maritime
                    9,296            -                     Corp (a)                                 344
          -                                9,296                                         -                          -          344
                                                            Horizon North
          -         1,698            -     1,698           Logistics Inc (b)(c)          -            4             -            4
                                                            Orient Overseas
                      400            -                     International Ltd                          1             -
          -                                  400                                         -                                       1
                                                            Smit Internationale
          -         1,990            -     1,990           NV                            -          140             -          140
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          489             -          489
                                                                                   -------- ------------ ------------- ------------
                                                    0.98%   Transport - Rail
                                                            Burlington Northern
          -         6,700            -     6,700           Santa Fe Corp                 -          531             -          531
                                                            Norfolk Southern
          -        11,100            -    11,100           Corp                          -          591             -          591
                                                            Union Pacific Corp
     35,500             -            -    35,500                                     3,300            -             -        3,300
                                                                                   -------- ------------ ------------- ------------

                                                                                     3,300        1,122             -        4,422
                                                                                   -------- ------------ ------------- ------------
                                                    0.87%   Transport - Services
                                                            United Parcel
     47,600             -            -    47,600           Service Inc               3,919            -             -        3,919

                                                    0.04%   Trucking & Leasing
                                                            Mullen Group Income
          -         5,900            -     5,900           Fund                          -          154             -          154

                                                    0.04%   Water
                                                            AWG PLC
          -         7,593            -     7,593                                         -          169             -          169

                                                    0.69%   Wireless Equipment
                                                            Nokia OYJ
    153,000             -            -   153,000                                     3,100            -             -        3,100

------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
                                                            TOTAL COMMON STOCKS    317,365    $  99,981                  $ 417,346
                                                                                                                    -
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
                                                    4.74%   PREFERRED STOCKS
                                                    0.03%   Building -
                                                           Residential &
                                                           Commercial
                                                            Pulte Homes Inc
          -         4,400            -     4,400           (a)(c)                        -          110             -          110

                                                    0.04%   Cellular
                                                           Telecommunications
                                                            US Cellular Corp
          -         6,800            -     6,800                                         -          177             -          177

                                                    0.39%   Commercial Banks
                                                            ASBC Capital I
                    4,600            -                                                              117             -
          -                                4,600                                         -                                     117
                                                            BancorpSouth Capital
          -         6,600            -     6,600           Trust I                       -          166             -          166
                                                            Banknorth Capital
          -         7,100            -     7,100           Trust II                      -          179             -          179
                                                            Chittenden Capital
          -         2,000            -     2,000           Trust I                       -           51             -           51
                                                            Cobank ACB (d)
          -        14,900            -    14,900                                         -          755             -          755
                                                            Compass Capital III
          -         1,500            -     1,500                                         -           37             -           37
                                                            Royal Bank of
                   10,500            -                     Scotland Group PLC -                     248             -
          -                               10,500           Series N                      -                                     248
                                                            Zions Capital Trust
          -         7,200            -     7,200           B                             -          187             -          187
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        1,740             -        1,740
                                                                                   -------- ------------ ------------- ------------
                                                    0.15%   Diversified
                                                           Financial Services
                                                            Citigroup Capital
          -         4,700            -     4,700           VII                           -          118             -          118
                                                            Citigroup Capital X
                    2,000                                                                            45             -
          -                          -     2,000                                         -                                      45
                                                            Citigroup Capital
                   15,000            -                     XI                                       334             -
          -                               15,000                                         -                                     334
                                                            General Electric
                    3,200            -                     Capital Corp  4.500%                      73
          -                                3,200                                         -                          -           73
                                                            General Electric
          -           200            -       200           Capital Corp  5.875%          -            5             -            5
                                                            General Electric
                    4,500            -                     Capital Corp  6.625%                     110             -
          -                                4,500                                         -                                     110
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          685             -          685
                                                                                   -------- ------------ ------------- ------------
                                                    0.31%   Electric -
                                                           Integrated
                                                            Alabama Power Co
                   29,700            -                     Series II                                674
          -                               29,700                                         -                          -          674
                                                            Consolidated Edison
          -         3,044            -     3,044           Co of New York                -           76             -           76
                                                            Dte Energy Trust I
          -         3,360            -     3,360                                         -           85             -           85
                                                            Energy East Capital
          -         7,315            -     7,315           Trust I                       -          186             -          186
                                                            Entergy Louisiana
                   15,320            -                     LLC                                                      -
          -                               15,320                                         -          383                        383
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        1,404             -        1,404
                                                                                   -------- ------------ ------------- ------------
                                                    0.07%   Fiduciary Banks
                                                            BNY Capital V
          -        13,700            -    13,700                                         -          309             -          309

                                                    0.18%   Finance - Consumer
                                                           Loans
                                                            HSBC Finance Corp
          -        19,400            -    19,400           6.000%                        -          429             -          429
                                                            HSBC Finance Corp
          -        10,500            -    10,500           6.360%                        -          258             -          258
                                                            SLM Corp
          -         5,400            -     5,400                                         -          117             -          117
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          804             -          804
                                                                                   -------- ------------ ------------- ------------
                                                    0.05%   Finance - Credit
                                                           Card
                                                            Capital One Capital
          -         8,900            -     8,900           II (c)                        -          225             -          225

                                                    0.40%   Finance - Investment
                                                           Banker & Broker
                                                            JP Morgan Chase
          -         5,200            -     5,200           Capital X                     -          129             -          129
                                                            JP Morgan Chase
          -        13,000            -    13,000           Capital XI                    -          281             -          281
                                                            Lehman Brothers
                    5,000            -                     Holdings Capital                         116             -
          -                                5,000           Trust III                     -                                     116
                                                            Lehman Brothers
                    5,000            -                     Holdings Capital                         116             -
          -                                5,000           Trust IV                      -                                     116
                                                            Lehman Brothers
                    7,900            -                     Holdings Capital                         174             -
          -                                7,900           Trust V                       -                                     174
                                                            Merrill Lynch
                    5,200            -                     Preferred Capital                        132             -
          -                                5,200           Trust I                       -                                     132
                                                            Merrill Lynch
                    7,300            -                     Preferred Capital                        183             -
          -                                7,300           Trust IV                      -                                     183
                                                            Morgan Stanley
          -        17,400            -    17,400           Capital Trust VI              -          415             -          415
                                                            St Paul Capital
          -        10,800            -    10,800           Trust I                       -          274             -          274
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        1,820             -        1,820
                                                                                   -------- ------------ ------------- ------------
                                                    0.07%   Finance - Mortgage
                                                           Loan/Banker
                                                            Countrywide
                   14,200            -                     Financial Corp                                           -
          -                               14,200                                         -          335                        335

                                                    0.13%   Finance - Other
                                                           Services
                                                            ABN AMRO Capital
          -         7,700            -     7,700           Funding Trust V               -          168             -          168
                                                            ABN AMRO Capital
          -         6,400            -     6,400           Funding Trust VII             -          145             -          145
                                                            National Rural
                    8,100            -                     Utilities Cooperative                    177             -
          -                                8,100           Finance Corp  5.950%          -                                     177
                                                            National Rural
                    4,500            -                     Utilities Cooperative                    113             -
          -                                4,500           Finance Corp  7.400%          -                                     113
                                                                                   -------- ------------ ------------- ------------

                                                                                                    603             -          603
                                                                                         -
                                                                                   -------- ------------ ------------- ------------
                                                    0.02%   Financial Guarantee
                                                           Insurance
                                                            AMBAC Financial
                    4,400            -                     Group Inc  5.950%                         96             -
          -                                4,400                                         -                                      96

                                                    0.07%   Life & Health
                                                           Insurance
                                                            Delphi Financial
                    4,200            -                     Group                                    108             -
          -                                4,200                                         -                                     108
                                                            Hartford Life
                    8,000            -                     Capital II                               203             -
          -                                8,000                                         -                                     203
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          311             -          311
                                                                                   -------- ------------ ------------- ------------
                                                    0.01%   Money Center Banks
                                                            JPMChase Capital
          -         2,000            -     2,000           XVI                           -           46             -           46

                                                    0.11%   Mortgage Banks
                                                            Abbey National PLC
          -        15,700            -    15,700           7.375%; Series B              -          411             -          411
                                                            Abbey National PLC
          -         3,100            -     3,100           7.375%                        -           79             -           79
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          490             -          490
                                                                                   -------- ------------ ------------- ------------
                                                    0.52%   Multi-line Insurance
                                                            ACE Ltd
          -         5,900            -     5,900                                         -          153             -          153
                                                            Aegon NV
                   23,000            -                                                              539
          -                               23,000                                         -                          -          539
                                                            Hartford Capital
          -        12,500            -    12,500           III                           -          312             -          312
                                                            ING Groep NV 7.05%
          -        14,800            -    14,800                                         -          373             -          373
                                                            ING Groep NV 7.20%
          -         4,200            -     4,200                                         -          107             -          107
                                                            Metlife Inc  6.500%
          -        10,500            -    10,500                                         -          259             -          259
                                                            XL Capital Ltd
          -        23,365            -    23,365           8.000%                        -          592             -          592
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        2,335             -        2,335
                                                                                   -------- ------------ ------------- ------------
                                                    0.08%   Multimedia
                                                            Walt Disney Co
          -        14,700            -    14,700                                         -          368             -          368

                                                    0.11%   Pipelines
                                                            Dominion CNG Capital
          -         8,300            -     8,300           Trust I                       -          210             -          210
                                                            TransCanada
          -        11,743            -    11,743           Pipelines Ltd                 -          300             -          300
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          510             -          510
                                                                                   -------- ------------ ------------- ------------
                                                    0.11%   Property & Casualty
                                                           Insurance
                                                            Arch Capital Group
                    4,300            -                     Ltd                                                      -
          -                                4,300                                         -          109                        109
                                                            Berkley W R Capital
          -        17,000            -    17,000           Trust                         -          399             -          399
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          508             -          508
                                                                                   -------- ------------ ------------- ------------
                                                    0.58%   Regional Banks
                                                            BAC Capital Trust
                    2,000            -                     IV                                        44             -
          -                                2,000                                         -                                      44
                                                            BAC Capital Trust V
                   15,000            -                                                              333             -
          -                               15,000                                         -                                     333
                                                            BAC Capital Trust
          -         4,800            -     4,800           VIII                          -          106             -          106
                                                            Comerica Capital
                    8,500                                  Trust I                                  213             -
          -                          -     8,500                                         -                                     213
                                                            Fleet Capital Trust
          -         8,597            -     8,597           VII                           -          214             -          214
                                                            Keycorp Capital V
          -         1,600            -     1,600                                         -           35             -           35
                                                            KeyCorp Capital VIII
          -        13,900            -    13,900           (c)                           -          341             -          341
                                                            PNC Capital Trust D
          -         2,700            -     2,700                                         -           60             -           60
                                                            SunTrust Capital IV
          -        19,000            -    19,000                                         -          470             -          470
                                                            USB Capital IV
                    2,700            -                                                               68             -
          -                                2,700                                         -                                      68
                                                            USB Capital V
          -         5,000            -     5,000                                         -          125             -          125
                                                            USB Capital VI
          -        13,000            -    13,000                                         -          275             -          275
                                                            Wachovia Corp
                   11,200            -                                                                              -
          -                               11,200                                         -          295                        295
                                                            Wells Fargo Capital
          -         1,300            -     1,300           IX                            -           27             -           27
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        2,606             -        2,606
                                                                                   -------- ------------ ------------- ------------
                                                    0.07%   Reinsurance
                                                            Partner Re Capital
                    9,500            -                     Trust I                                  239             -
          -                                9,500                                         -                                     239
                                                            PartnerRe Ltd -
                    3,700            -                     Series D                                  84             -
          -                                3,700                                         -                                      84
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          323             -          323
                                                                                   -------- ------------ ------------- ------------
                                                    0.13%   REITS - Diversified
                                                            Duke Realty Corp -
          -        20,200            -    20,200           Series L                      -          472             -          472
                                                            Vornado Realty Trust
                    4,500            -                     - Series H                               106             -
                                           4,500                                                                               106
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          578             -          578
                                                                                   -------- ------------ ------------- ------------
                                                    0.12%   REITS - Office
                                                           Property
                                                            Equity Office
          -         4,500            -     4,500           Properties Trust              -          115             -          115
                                                            HRPT Properties
          -         9,000            -     9,000           Trust - Series B              -          234             -          234
                                                            HRPT Properties
          -         7,900            -     7,900           Trust - Series C              -          194             -          194
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          543             -          543
                                                                                   -------- ------------ ------------- ------------
                                                    0.19%   REITS - Shopping
                                                           Centers
                                                            Federal Realty
          -         6,900            -     6,900           Investment Trust              -          176             -          176
                                                            New Plan Excel
                    9,400            -                     Realty Trust - Series                    464             -
          -                                9,400           D                             -                                     464
                                                            Regency Centers
          -         2,000            -     2,000           Corp  6.70%                   -           47             -           47
                                                            Regency Centers
          -         6,523            -     6,523           Corp  7.25%                   -          163             -          163
                                                                                   -------- ------------ ------------- ------------

                                                                                         -                          -          850
                                                                                                    850
                                                                                   -------- ------------ ------------- ------------
                                                    0.06%   REITS - Single
                                                           Tenant
                                                            Realty Income Corp
                   10,800            -                                                              274
          -                               10,800                                         -                          -          274

                                                    0.12%   REITS - Storage
                                                            Public Storage Inc
          -         2,600            -     2,600           6.450%; Series F              -           58             -           58
                                                            Public Storage Inc
          -         7,100            -     7,100           6.450%; Seriex X              -          161             -          161
                                                            Public Storage Inc
                    8,000            -                     6.750%; Series E                         187             -
          -                                8,000                                         -                                     187
                                                            Public Storage Inc
          -         2,400            -     2,400           7.250%; Series I (c)          -           60             -           60
                                                            Public Storage Inc
          -         2,500            -     2,500           7.500%; Series T              -           62             -           62
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          528             -          528
                                                                                   -------- ------------ ------------- ------------
                                                    0.07%   REITS - Warehouse &
                                                           Industrial
                                                            AMB Property Corp;
          -         1,700            -     1,700           Series M                      -           41             -           41
                                                            First Industrial
          -         7,400            -     7,400           Realty Trust Inc              -          182             -          182
                                                            Prologis
          -         1,400            -     1,400                                         -           74             -           74
                                                                                   -------- ------------ ------------- ------------

                                                                                         -          297             -          297
                                                                                   -------- ------------ ------------- ------------
                                                    0.51%   Special Purpose
                                                           Entity
                                                            Corporate-Backed
                    4,500            -                     Trust Certificates -                     107             -
          -                                4,500           Series DCX                    -                                     107
                                                            Corporate-Backed
                    1,400                                  Trust Certificates -                      35             -
          -                          -     1,400           Series JPM                    -                                      35
                                                            Corporate-Backed
                    5,000            -                     Trust Certificates -                     111             -
          -                                5,000           Series PRU                    -                                     111
                                                            Corporate-Backed
                    2,300            -                     Trust Certificates -                      59             -
          -                                2,300           Series SO                     -                                      59
                                                            Corporate-Backed
                    2,500            -                     Trust Certificates -                      63             -
          -                                2,500           Series WM                     -                                      63
                                                            Corts Trust for
                    4,600            -                     Bellsouth Capital                        115             -
          -                                4,600           Funding                       -                                     115
                                                            CORTS Trust for
                    7,000            -                     Bellsouth                                171             -
          -                                7,000           Telecommunication             -                                     171
                                                            CORTS Trust for
                    6,100            -                     Countrywide Capital                      154             -
          -                                6,100           Trust                         -                                     154
                                                            CORTS Trust for
                    4,000            -                     General Electric                          92             -
          -                                4,000           Capital (a)                   -                                      92
                                                            CORTS Trust for IBM
          -           800            -       800           - Series III                  -           20             -           20
                                                            CORTS Trust for WR
                    2,400            -                     Berkley Corp                                             -
          -                                2,400                                         -           61                         61
                                                            Mississippi Power
          -         6,400            -     6,400           Capital Trust II              -          159             -          159
                                                            PreferredPlus
          -        16,400            -    16,400           TR-CCR1                       -          361             -          361
                                                            SATURNS - Series GS;
          -         1,500            -     1,500           5.75%                         -           32             -           32
                                                            SATURNS - Series
          -         8,100            -     8,100           GS4; 6.00%                    -          177             -          177
                                                            SATURNS - Series
          -         6,400            -     6,400           GS6; 6.00%                    -          140             -          140
                                                            SATURNS - Series VZ;
          -         4,000            -     4,000           6.13%                         -           87             -           87
                                                            Trust Certificates
          -         2,700            -     2,700           Series 2001-2                 -           67             -           67
                                                            Trust Certificates
          -         5,300            -     5,300           Series 2001-3                 -          127             -          127
                                                            Trust Certificates
                    5,900            -                     Series 2001-4                            142             -
          -                                5,900                                         -                                     142
                                                                                   -------- ------------ ------------- ------------

                                                                                         -        2,280             -        2,280
                                                                                   -------- ------------ ------------- ------------
                                                    0.04%   Telephone -
                                                           Integrated
                                                            AT&T Inc
          -         8,000            -     8,000                                         -          196             -          196
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
                                                            TOTAL PREFERRED         $    -    $  21,351        $    -    $  21,351
                                                           STOCKS
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
  Principal     Principal    Principal  rincipal
     Amount        Amount   Amount      ount                                        Value        Value         Value        Value
     (000s)        (000s)       (000s)    (000s)                                    (000s)       (000s)        (000s)       (000s)
------------ ------------- ------------ ---------                                  -------- ------------ ------------- ------------
                                                    1.26%   BONDS
                                                    0.01%   Aerospace & Defense
                                                            Raytheon Co
                   $    -       $    -                      6.15%, 11/ 1/2008                    $    -
    $    59                              $    59                                   $    60                          -     $     60

                                                    0.13%   Cable TV
                                                            EchoStar
        600             -            -       600           Communications Corp                                      -
                                                            5.75%, 5/15/2008
                                                                                       591            -                        591

                                                    0.20%   Electric -
                                                           Integrated
                                                            Georgia Power
                                                           Capital Trust VI
                                                            4.88%, 11/ 1/2042
          -           800            -       800                                         -          787             -          787
                                                            Texas-New Mexico
                                                           Power Co
                                                            6.25%, 1/15/2009
        100             -            -       100                                       101            -             -          101
                                                                                   -------- ------------ ------------- ------------

                                                                                       101          787             -          888
                                                                                   -------- ------------ ------------- ------------
                                                    0.06%   Life & Health
                                                           Insurance
                                                            Great West Life &
                                                           Annuity Insurance Co
                                                            7.15%, 5/16/2046 (d)
          -           250            -       250                                         -          244             -          244

                                                    0.12%   Medical - HMO
                                                            Aetna Inc
                                                            7.875%, 3/ 1/2011
        500             -            -       500                                       539            -             -          539

                                                    0.01%   Medical Products
                                                            Baxter International
                                                           Inc
                                                            7.125%, 2/ 1/2007
         45             -            -        45                                        45            -             -           45

                                                    0.02%   Multi-line Insurance
                                                            Lion Connecticut
                                                           Holdings Inc
                                                            7.125%, 8/15/2006
        100             -            -       100                                       100            -             -          100

                                                    0.12%   Oil Company -
                                                           Integrated
                                                            Phillips 66 Capital
                                                           Trust II
                                                            8.00%, 1/15/2037
          -           525            -       525                                         -          550             -          550

                                                    0.12%   Pipelines
                                                            KN Capital Trust III
                                                            7.63%, 4/15/2028
          -           650            -       650                                         -          545             -          545

                                                    0.23%   Rental - Auto &
                                                           Equipment
                                                            Erac USA Finance Co
                                                            7.35%, 6/15/2008
      1,000             -            -     1,000                                     1,027            -             -        1,027

                                                    0.24%   Telecommunication
                                                           Services
                                                            TELUS Corp
                                                            8.00%, 6/ 1/2011
      1,000             -            -     1,000                                     1,084            -             -        1,084
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
                                                            TOTAL BONDS              3,547    $   2,126        $    -    $   5,673
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------

                                                    0.01%   U.S. GOVERNMEN &
                                                           GOVERNMENT AGENCY
                                                           OBLIGATIONS
                                                            Federal Home Loan
                                                           Mortgage Corporation
                                                           (FHLMC)
                                                            6.50%, 9/ 1/2030
         38             -            -        38                                        38            -             -           38
                                                            7.00%, 9/ 1/2030
         17             -            -        17                                        18            -             -           18
                                                                                   -------- ------------ ------------- ------------

                                                                                        56            -             -           56
                                                                                                         -------------
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------               ------------
                                                            TOTAL U.S.             $    56       $    -        $    -      $    56
                                                           GOVERNMENT &
                                                           GOVERNMENT AGENCY
                                                           OBLIGATIONS
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------

                                                    4.61%   SHORT TERM
                                                           INVESTMENTS
                                                            Commercial Paper
                                                            Investment in Joint
                                                           Trading Account; HSBC
                                                           Funding
                                                            5.27%, 7/ 3/2006
          -         3,109            -     3,109                                         -        3,109             -        3,109
                                                            Other Short Term
                                                            Mellon GSL DBT II
     17,672             -            -    17,672           Collateral Fund (e)      17,672            -             -       17,672
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
                                                            TOTAL SHORT TERM        17,672    $   3,109        $    -    $  20,781
                                                           INVESTMENTS
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------

                                                    2.77%   MONEY MARKET FUNDS
                                                            BNY Institutional
          -        12,483            -    12,483           Cash Reserve Fund (e)         -       12,483             -       12,483
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------
                                                            TOTAL MONEY MARKET      $    -    $  12,483        $    -    $  12,483
                                                           FUNDS
------------ ------------- ------------ --------- -------- ----------------------- -------- ------------ ------------- ------------

                                                    1.45%   REPURCHASE
                                                           AGREEMENTS
                                                            Agreement with
                                                           Morgan Stanley,
                                                           4.700% dated
                                                           06/30/2006, to be
                                                           repurchased at
                                                           $6,523,000 on
                                                           07/03/2006
                                                           (collateralized by
                                                           U.S. Treasury Note,
                                                           3.875% due
                                                           01/15/2009, market
      6,520             -            -     6,520           value $6,735,000)         6,520            -             -        6,520
                                                                                                            ---------
------------ ------------- ------------ --------- -------- ---------------------------- ------------                   ------------
                                                            TOTAL REPURCHASE     $   6,520       $    -        $    -    $   6,520
                                                           AGREEMENTS
------------ ------------- ------------ --------- -------- -------------------------------- -------------------------- ------------
                                                  107.46%   Total Investments    $ 345,160    $ 139,050        $    -    $ 484,210
                                                   -7.46%   Liabilities in
                                                           Excess of Other                     (13,519)             -
                                                           Assets, Net            (20,099)                                (33,618)
                                                                                ----------- -----------                ------------
                                                                                                           ----------
                                                  100.00%   TOTAL NET ASSETS     $ 325,061    $ 125,531        $    -    $ 450,592
                                                                                =========== ========================== ============

 (a) Security or a portion of the security was on loan at the end of the period.
 (b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $59 (in thousands) or 0.01% of net assets.
 (c) Non-Income Producing Security.
 (d) Security exempt from registration under Rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $999 (in thousands) or 0.22% of net assets.
 (e) Security was purchased with the cash proceeds from securities loans.

  Unrealized
 Appreciation
 (Depreciation)
  Unrealized               $  54,799    $   8,214        $    -
 Appreciation                                                      $  63,013
  Unrealized
 Depreciation                (3,457)      (2,714)             -      (6,171)
                         ------------ ------------ ------------- ------------
  Net Unrealized
 Appreciation                 51,342        5,500             -       56,842
 (Depreciation)
  Cost for federal
 income tax purposes         293,818      133,550             -      427,368

As of June 30, 2006, all securities held by the Acquired Fund and Acquired Account would comply with the investment restrictions of the Acquiring Fund.

                             Schedule of Investments
                                  June 30, 2006
                                   (unaudited)
                                                                                                    PVC
  WMVT Growth     PVC Growth                                                         WMVT Growth     Growth
     Fund          Account       Combined                                               Fund         Account      Combined
--------------- --------------- -----------                                         -------------- ------------ -------------
    Shares          Shares        Shares                                                Value       Value           Value
                                                                                       (000s)        (000s)        (000s)
     Held            Held          Held        97.39%   COMMON STOCKS
--------------- --------------- -----------                                         -------------- ------------ -------------
                                                0.37%   Advertising Sales
                                                        Lamar Advertising Co                         $   1,508     $   1,508
             -          28,000      28,000             (a)(b)                             $     -

                                                0.67%   Aerospace & Defense
                                                        Empresa Brasileira de
        25,480               -      25,480             Aeronautica SA (a)                     929            -           929
                                                        General Dynamics Corp
                             -                                                                                           851
        13,000                      13,000                                                    851            -
                                                        Lockheed Martin Corp
        13,360               -      13,360                                                    958            -           958
                                                                                    -------------- ------------ -------------

                                                                                            2,738            -         2,738
                                                                                    -------------- ------------ -------------
                                                0.27%   Aerospace & Defense
                                                       Equipment
                                                        United Technologies Corp
        17,480               -      17,480                                                  1,109            -         1,109

                                                0.47%   Agricultural Chemicals
                                                        Monsanto Co
        23,000               -      23,000                                                  1,936            -         1,936

                                                0.40%   Airlines
                                                        UAL Corp (a)(b)
             -          53,000      53,000                                                      -        1,644         1,644

                                                0.12%   Apparel Manufacturers
                                                        Polo Ralph Lauren Corp
         8,900               -       8,900                                                    489            -           489

                                                2.12%   Applications Software
                                                        Citrix Systems Inc (b)
             -          61,000      61,000                                                      -        2,449         2,449
                                                        Microsoft Corp
       171,308               -     171,308                                                  3,992            -         3,992
                                                        Red Hat Inc (b)
        95,100               -      95,100                                                  2,225            -         2,225
                                                                                    -------------- ------------ -------------

                                                                                            6,217        2,449         8,666
                                                                                    -------------- ------------ -------------
                                                0.49%   Athletic Footwear
                                                        Nike Inc
                             -
        24,460                      24,460                                                  1,981            -         1,981

                                                0.08%   Audio & Video Products
                                                        Harman International
                             -                         Industries Inc
         4,000                       4,000                                                    341            -           341

                                                0.12%   Auto - Car & Light Trucks
                                                        Toyota Motor Corp
                             -
         9,000                       9,000                                                    471            -           471

                                                3.69%   Beverages - Non-alcoholic
                                                        Coca-Cola Co/The
                        67,000                                                                           2,882
        55,200                     122,200                                                  2,375                      5,257
                                                        Hansen Natural Corp
             -           6,300       6,300             (a)(b)                                   -        1,199         1,199
                                                        PepsiCo Inc
        75,040          68,200     143,240                                                  4,505        4,095         8,600
                                                                                    -------------- ------------ -------------

                                                                                            6,880        8,176        15,056
                                                                                    -------------- ------------ -------------
                                                0.20%   Cable TV
                                                        Comcast Corp (a)(b)
                                                                                              829            -           829
        25,300               -      25,300

                                                0.49%   Casino Hotels
                                                        Las Vegas Sands Corp
         7,900          18,000      25,900             (a)(b)                                 615        1,401         2,016

                                                0.57%   Casino Services
                                                        International Game
             -          52,000      52,000             Technology                               -        1,973         1,973
                                                        Scientific Games Corp (b)
        10,100               -      10,100                                                    360            -           360
                                                                                    -------------- ------------ -------------

                                                                                              360        1,973         2,333
                                                                                    -------------- ------------ -------------
                                                0.54%   Commercial Services
                                                        Alliance Data Systems
             -          31,000      31,000             Corp (a)(b)                              -        1,823         1,823
                                                        ChoicePoint Inc (b)
                             -                                                                               -
         9,500                       9,500                                                    397                        397
                                                                                    -------------- ------------ -------------

                                                                                              397        1,823         2,220
                                                                                    -------------- ------------ -------------
                                                0.12%   Computer Aided Design
                                                        Autodesk Inc (b)
        14,000               -      14,000                                                    483            -           483

                                                0.59%   Computer Services
                                                        Affiliated Computer
        28,700               -      28,700             Services Inc (b)                     1,481            -         1,481
                                                        Cognizant Technology
        13,600               -      13,600             Solutions Corp (b)                     916            -           916
                                                                                    -------------- ------------ -------------

                                                                                            2,397            -         2,397
                                                                                    -------------- ------------ -------------
                                                2.77%   Computers
                                                        Apple Computer Inc (b)
        16,200          36,922      53,122                                                    925        2,109         3,034
                                                        Dell Inc (b)
        37,060               -      37,060                                                    905            -           905
                                                        Hewlett-Packard Co
             -         106,000     106,000                                                      -        3,358         3,358
                                                        Research In Motion Ltd
        57,600               -      57,600             (b)                                  4,019            -         4,019
                                                                                    -------------- ------------ -------------

                                                                                            5,849        5,467        11,316
                                                                                    -------------- ------------ -------------
                                                0.99%   Computers - Memory
                                                       Devices
                                                        EMC Corp/Massachusetts
       203,980               -     203,980             (b)                                  2,238            -         2,238
                                                        Network Appliance Inc (b)
        12,000               -      12,000                                                    424            -           424
                                                        SanDisk Corp (a)(b)
        27,075               -      27,075                                                  1,380            -         1,380
                                                                                    -------------- ------------ -------------

                                                                                            4,042            -         4,042
                                                                                    -------------- ------------ -------------
                                                0.22%   Consulting Services
                                                        Corporate Executive Board
         8,800               -       8,800             Co                                     882            -           882

                                                2.43%   Cosmetics & Toiletries
                                                        Colgate-Palmolive Co
             -          49,600      49,600                                                      -        2,971         2,971
                                                        Procter & Gamble Co
                                                                                                             -         6,934
       124,712               -     124,712                                                  6,934
                                                                                    -------------- ------------ -------------

                                                                                            6,934        2,971         9,905
                                                                                    -------------- ------------ -------------
                                                0.10%   Cruise Lines
                                                        Carnival Corp (a)
         9,770               -       9,770                                                    408            -           408

                                                        Data Processing &
                                                0.52%  Management
                                                        Automatic Data Processing
        37,300               -      37,300             Inc                                  1,692            -         1,692
                                                        NAVTEQ Corp (b)
        10,000               -      10,000                                                    447            -           447
                                                                                    -------------- ------------ -------------

                                                                                            2,139            -         2,139
                                                                                    -------------- ------------ -------------
                                                0.09%   Distribution & Wholesale
                                                        Fastenal Co (a)
         9,400               -       9,400                                                    379            -           379

                                                        Diversified Manufacturing
                                                2.69%  Operations
                                                        Danaher Corp (a)
        13,300               -      13,300                                                    855            -           855
                                                        General Electric Co
                             -                                                                               -
       219,208                     219,208                                                  7,225                      7,225
                                                        Textron Inc
         3,900          27,300      31,200                                                    360        2,517         2,877
                                                                                    -------------- ------------ -------------

                                                                                            8,440        2,517        10,957
                                                                                    -------------- ------------ -------------
                                                1.64%   E-Commerce - Products
                                                        Amazon.Com Inc (a)(b)
       172,875               -     172,875                                                  6,687            -         6,687

                                                2.13%   E-Commerce - Services
                                                        eBay Inc (b)
       148,680               -     148,680                                                  4,355            -         4,355
                                                        Expedia Inc (b)
        34,000               -      34,000                                                    509            -           509
                                                        IAC/InterActiveCorp
       143,832               -     143,832             (a)(b)                               3,810            -         3,810
                                                                                    -------------- ------------ -------------

                                                                                            8,674            -         8,674
                                                                                    -------------- ------------ -------------
                                                0.30%   Electric - Integrated
                                                        TXU Corp
                             -
        20,780                      20,780                                                  1,243            -         1,243

                                                        Electric Products -
                                                0.53%  Miscellaneous
                                                        Emerson Electric Co
             -          26,000                                                                  -                      2,179
                                    26,000                                                               2,179

                                                        Electronic Components -
                                                5.29%  Semiconductors
                                                        Advanced Micro Devices
       132,040               -     132,040             Inc (b)                              3,224            -         3,224
                                                        Broadcom Corp (b)
        36,750          60,700      97,450                                                  1,104        1,824         2,928
                                                        Intel Corp
       136,080               -     136,080                                                  2,579            -         2,579
                                                        Microchip Technology Inc
                        50,000                         (a)                                               1,678
        19,900                      69,900                                                    668                      2,346
                                                        Micron Technology Inc (b)
             -          95,000      95,000                                                      -        1,430         1,430
                                                        Samsung Electronics Co
         7,746               -       7,746                                                  2,462            -         2,462
                                                        Texas Instruments Inc
       217,778               -     217,778                                                  6,596            -         6,596
                                                                                    -------------- ------------ -------------

                                                                                           16,633        4,932        21,565
                                                                                    -------------- ------------ -------------
                                                0.64%   Electronic Forms
                                                        Adobe Systems Inc (b)
        86,560               -      86,560                                                  2,628            -         2,628

                                                        Enterprise Software &
                                                1.40%  Services
                                                        BEA Systems Inc (b)
             -         133,000                                                                           1,741         1,741
                                   133,000                                                      -
                                                        SAP AG ADR (a)
        39,915          36,000      75,915                                                  2,096        1,891         3,987
                                                                                    -------------- ------------ -------------


                                                                                            2,096        3,632         5,728
                                                                                    -------------- ------------ -------------
                                                0.71%   Entertainment Software
                                                        Electronic Arts Inc (b)
        66,900               -      66,900                                                  2,879            -         2,879

                                                0.61%   Fiduciary Banks
                                                        Northern Trust Corp
        12,400               -      12,400                                                    686            -           686
                                                        State Street Corp
             -          31,000      31,000                                                      -        1,801         1,801
                                                                                    -------------- ------------ -------------

                                                                                              686        1,801         2,487
                                                                                    -------------- ------------ -------------
                                                0.96%   Finance - Commercial
                                                        CIT Group Inc
             -          75,000      75,000                                                      -        3,922         3,922

                                                0.85%   Finance - Credit Card
                                                        American Express Co
        65,175               -      65,175                                                  3,469            -         3,469

                                                        Finance - Investment
             -                                  5.86%  Banker & Broker
                                                        Charles Schwab Corp/The
             -         147,000     147,000                                                      -        2,349         2,349
                                                        Citigroup Inc
                                                                                                             -           652
        13,510               -      13,510                                                    652
                                                        Goldman Sachs Group Inc
                        24,900                                                                                         4,803
         7,030                      31,930                                                  1,057        3,746
                                                        Merrill Lynch & Co Inc
        92,530               -      92,530                                                  6,436            -         6,436
                                                        Morgan Stanley
        46,300          59,000     105,300                                                  2,927        3,729         6,656
                                                        Nomura Holdings Inc
        22,900               -      22,900                                                    429            -           429
                                                        optionsXpress Holdings
        44,880               -      44,880             Inc                                  1,046            -         1,046
                                                        UBS AG
        14,130               -      14,130                                                  1,550            -         1,550
                                                                                    -------------- ------------ -------------

                                                                                           14,097        9,824        23,921
                                                                                    -------------- ------------ -------------
                                                0.65%   Finance - Mortgage
                                                       Loan/Banker
                                                        Fannie Mae
        55,510               -      55,510                                                  2,670            -         2,670

                                                0.37%   Finance - Other Services
                                                        Chicago Mercantile
                                                       Exchange Holdings Inc                1,523            -         1,523
         3,100               -       3,100

                                                0.59%   Food - Confectionery
                                                        WM Wrigley Jr Co
        52,625               -      52,625                                                  2,387            -         2,387

                                                        Food -
                                                0.46%  Miscellaneous/Diversified
                                                        Cadbury Schweppes PLC
        59,840               -      59,840                                                    577            -           577
                                                        Nestle SA
         4,111               -       4,111                                                  1,291            -         1,291
                                                                                    -------------- ------------ -------------

                                                                                            1,868            -         1,868
                                                                                    -------------- ------------ -------------
                                                0.46%   Food - Wholesale &
                                                       Distribution
                                                        Sysco Corp
        60,775               -      60,775                                                  1,857            -         1,857

                                                0.29%   Home Decoration Products
                                                        Newell Rubbermaid Inc
             -          46,000      46,000                                                      -        1,188         1,188

                                                0.34%   Industrial Gases
                                                        Praxair Inc
        25,530               -      25,530                                                  1,379            -         1,379

                                                0.24%   Instruments - Scientific
                                                        Fisher Scientific
        13,300               -      13,300             International Inc (b)                  972            -           972

                                                        Internet Infrastructure
                                                0.78%  Software
                                                        Akamai Technologies Inc
        74,700               -      74,700             (b)                                  2,703            -         2,703
                                                        F5 Networks Inc (b)
         9,200               -       9,200                                                    492            -           492
                                                                                    -------------- ------------ -------------

                                                                                            3,195            -         3,195
                                                                                    -------------- ------------ -------------
                                                0.09%   Internet Security
                                                        McAfee Inc (b)
                             -                                                                               -
        14,300                      14,300                                                    347                        347

                                                        Investment Management &
                                                0.44%  Advisory Services
                                                        Franklin Resources Inc
         6,200               -       6,200                                                    538            -           538
                                                        Legg Mason Inc
         9,700               -       9,700                                                    965            -           965
                                                        T Rowe Price Group Inc
         8,100               -       8,100                                                    306            -           306
                                                                                    -------------- ------------ -------------

                                                                                            1,809            -         1,809
                                                                                    -------------- ------------ -------------
                                                0.26%   Life & Health Insurance
                                                        Prudential Financial Inc
        13,420               -      13,420                                                  1,043            -         1,043

                                                5.78%   Medical - Biomedical/Gene
                                                        Amgen Inc (b)
       125,325               -     125,325                                                  8,175            -         8,175
                                                        Biogen Idec Inc (b)
        67,990               -      67,990                                                  3,150            -         3,150
                                                        Celgene Corp (a)(b)
         8,700          50,800      59,500                                                    413        2,409         2,822
                                                        Genentech Inc (b)
        94,460               -      94,460                                                  7,727            -         7,727
                                                        Genzyme Corp (b)
        14,300               -      14,300                                                    873            -           873
                                                        Medimmune Inc (a)(b)
        14,800               -      14,800                                                    401            -           401
                                                        PDL BioPharma Inc (b)
        22,500               -      22,500                                                    414            -           414
                                                                                    -------------- ------------ -------------

                                                                                           21,153        2,409        23,562
                                                                                    -------------- ------------ -------------
                                                2.51%   Medical - Drugs
                                                        Cephalon Inc (a)(b)
         3,900               -       3,900                                                    234            -           234
                                                        Eli Lilly & Co
        16,755               -      16,755                                                    926            -           926
                                                        Novartis AG
        29,760               -      29,760                                                  1,611            -         1,611
                                                        Pfizer Inc
       126,240               -     126,240                                                  2,963            -         2,963
                                                        Roche Holding AG
         8,254               -       8,254                                                  1,364            -         1,364
                                                        Sanofi-Aventis ADR (a)
        35,645               -      35,645                                                  1,736            -         1,736
                                                        Sanofi-Aventis (a)
         5,280               -       5,280                                                    515            -           515
                                                        Sepracor Inc (a)(b)
         8,200               -       8,200                                                    469            -           469
                                                        Shionogi & Co Ltd
        24,000               -      24,000                                                    428            -           428
                                                                                    -------------- ------------ -------------

                                                                                           10,246            -        10,246
                                                                                    -------------- ------------ -------------
                                                0.24%   Medical - Generic Drugs
                                                        Teva Pharmaceutical
        30,382               -      30,382             Industries Ltd                         960            -           960

                                                1.28%   Medical - HMO
                                                        Coventry Health Care Inc
                             -                         (b)
        52,515                      52,515                                                  2,885            -         2,885
                                                        UnitedHealth Group Inc
        52,245               -      52,245                                                  2,340            -         2,340
                                                                                    -------------- ------------ -------------


                                                                                            5,225            -         5,225
                                                                                    -------------- ------------ -------------
                                                1.20%   Medical Instruments
                                                        Boston Scientific Corp
        49,245               -      49,245             (b)                                    829            -           829
                                                        Medtronic Inc (a)
        70,740               -      70,740                                                  3,319            -         3,319
                                                        St Jude Medical Inc (b)
        22,600               -      22,600                                                    733            -           733
                                                                                    -------------- ------------ -------------

                                                                                            4,881            -         4,881
                                                                                    -------------- ------------ -------------
                                                0.84%   Medical Laboratory &
                                                       Testing Service
                                                        Covance Inc (b)
        13,400               -      13,400                                                    820            -           820
                                                        Quest Diagnostics Inc
                        27,000                                                                           1,618         2,601
        16,400                      43,400                                                    983
                                                                                    -------------- ------------ -------------

                                                                                            1,803        1,618         3,421
                                                                                    -------------- ------------ -------------
                                                1.04%   Medical Products
                                                        Johnson & Johnson
        61,805               -      61,805                                                  3,703            -         3,703
                                                        Varian Medical Systems
        11,490               -      11,490             Inc (b)                                544            -           544
                                                                                    -------------- ------------ -------------

                                                                                            4,247            -         4,247
                                                                                    -------------- ------------ -------------
                                                0.55%   Metal - Diversified
                                                        Inco Ltd (a)
             -          34,136      34,136                                                      -        2,250         2,250

                                                1.07%   Multi-line Insurance
                                                        American International
        62,540               -      62,540             Group Inc                            3,693            -         3,693
                                                        Hartford Financial
         8,000               -       8,000             Services Group Inc                     677            -           677
                                                                                    -------------- ------------ -------------

                                                                                            4,370            -         4,370
                                                                                    -------------- ------------ -------------
                                                1.34%   Multimedia
                                                        Time Warner Inc
       170,228               -     170,228                                                  2,945            -         2,945
                                                        Walt Disney Co
        83,700               -      83,700                                                  2,511            -         2,511
                                                                                    -------------- ------------ -------------

                                                                                            5,456            -         5,456
                                                                                    -------------- ------------ -------------
                                                2.59%   Networking Products
                                                        Cisco Systems Inc (b)
       352,035          88,000     440,035                                                  6,875        1,719         8,594
                                                        Juniper Networks Inc (b)
       124,000               -     124,000                                                  1,983            -         1,983
                                                                                    -------------- ------------ -------------

                                                                                            8,858        1,719        10,577
                                                                                    -------------- ------------ -------------
                                                1.87%   Oil - Field Services
                                                        Halliburton Co
        35,470               -      35,470                                                  2,632            -         2,632
                                                        Schlumberger Ltd
        23,460               -      23,460                                                  1,527            -         1,527
                                                        Smith International Inc
        26,200               -      26,200                                                  1,165            -         1,165
                                                        Weatherford International
             -          46,000      46,000             Ltd (b)                                  -        2,283         2,283
                                                                                    -------------- ------------ -------------

                                                                                            5,324        2,283         7,607
                                                                                    -------------- ------------ -------------
                                                0.31%   Oil & Gas Drilling
                                                        Transocean Inc (b)
        16,000               -      16,000                                                  1,285            -         1,285

                                                        Oil Company - Exploration
                                                1.65%  & Production
                                                        Apache Corp
             -          29,300      29,300                                                      -        2,000         2,000
                                                        Devon Energy Corp
             -          31,400      31,400                                                      -        1,897         1,897
                                                        EOG Resources Inc
        40,850               -      40,850                                                  2,833            -         2,833
                                                                                    -------------- ------------ -------------

                                                                                            2,833        3,897         6,730
                                                                                    -------------- ------------ -------------
                                                1.75%   Oil Company - Integrated
                                                        Exxon Mobil Corp
        14,510               -      14,510                                                    890            -           890
                                                        Marathon Oil Corp
             -          12,000      12,000                                                      -        1,000         1,000
                                                        Occidental Petroleum Corp
        51,320               -      51,320                                                  5,263            -         5,263
                                                                                    -------------- ------------ -------------

                                                                                            6,153        1,000         7,153
                                                                                    -------------- ------------ -------------
                                                0.50%   Oil Refining & Marketing
                                                        Valero Energy Corp
        30,675               -      30,675                                                  2,041            -         2,041

                                                0.28%   Optical Supplies
                                                        Alcon Inc
        11,750               -      11,750                                                  1,158            -         1,158

                                                0.55%   Pharmacy Services
                                                        Caremark Rx Inc
        45,165               -      45,165                                                  2,252            -         2,252

                                                0.13%   Pipelines
                                                        Kinder Morgan Management
        12,348               -      12,348             LLC (b)                                531            -           531

                                                0.36%   Radio
                                                        XM Satellite Radio
        98,910               -      98,910             Holdings Inc (a)(b)                  1,449            -         1,449

                                                0.70%   Regional Banks
                                                        Bank of America Corp
         7,100               -       7,100                                                    342            -           342
                                                        PNC Financial Services
             -          36,000      36,000             Group Inc                                -        2,526         2,526
                                                                                    -------------- ------------ -------------

                                                                                              342        2,526         2,868
                                                                                    -------------- ------------ -------------
                                                0.76%   Reinsurance
                                                        Berkshire Hathaway Inc -
            34               -          34             Class A (b)                          3,116            -         3,116

                                                1.35%   Retail - Apparel & Shoe
                                                        Ltd Brands
             -          53,000      53,000                                                      -        1,356         1,356
                                                        Nordstrom Inc
             -          51,200      51,200                                                      -        1,869         1,869
                                                        Ross Stores Inc
                        65,000                                                                  -        1,823         1,823
             -                      65,000
                                                        Urban Outfitters Inc (b)
                             -                                                                               -           467
        26,700                      26,700                                                    467
                                                                                    -------------- ------------ -------------

                                                                                              467        5,048         5,515
                                                                                    -------------- ------------ -------------
                                                0.17%   Retail - Arts & Crafts
                                                        Michaels Stores Inc
                                                                                              685            -           685
        16,600               -      16,600

                                                        Retail - Building
                                                1.49%  Products
                                                        Home Depot Inc (a)
       136,575               -     136,575                                                  4,888            -         4,888
                                                        Lowe's Cos Inc
        19,510               -      19,510                                                  1,184            -         1,184
                                                                                    -------------- ------------ -------------

                                                                                            6,072            -         6,072
                                                                                    -------------- ------------ -------------
                                                0.22%   Retail - Consumer
                                                       Electronics
                                                        Best Buy Co Inc
        16,020               -      16,020                                                    878            -           878

                                                0.15%   Retail - Discount
                                                        Target Corp
                             -                                                                               -           624
        12,770                      12,770                                                    624

                                                1.35%   Retail - Drug Store
                                                        CVS Corp
                       147,600                                                                                         5,517
        32,100                     179,700                                                    986        4,531

                                                        Retail - Major Department
                                                0.22%  Store
                                                        JC Penney Co Inc
        13,030               -      13,030                                                    880            -           880

                                                1.28%   Retail - Office Supplies
                                                        Staples Inc
       120,965          92,750     213,715                                                  2,942        2,256         5,198

                                                        Retail - Regional
                                                1.10%  Department Store
                                                        Federated Department
             -          48,000      48,000             Stores Inc (a)                           -        1,757         1,757
                                                        Kohl's Corp (a)(b)
        13,200          33,000      46,200                                                    780        1,951         2,731
                                                                                    -------------- ------------ -------------

                                                                                              780        3,708         4,488
                                                                                    -------------- ------------ -------------
                                                1.39%   Retail - Restaurants
                                                        McDonald's Corp
             -          72,100      72,100                                                      -        2,423         2,423
                                                        Starbucks Corp (b)
        85,515               -      85,515                                                  3,229            -         3,229
                                                                                    -------------- ------------ -------------

                                                                                            3,229        2,423         5,652
                                                                                    -------------- ------------ -------------
                                                0.21%   Schools
                                                        Apollo Group Inc (a)(b)
        16,410               -      16,410                                                    848            -           848

                                                        Semiconductor Component -
                                                0.61%  Integrated Circuits
                                                        Linear Technology Corp
        16,300               -      16,300             (a)                                    546            -           546
                                                        Marvell Technology Group
        11,600          32,200      43,800             Ltd (b)                                514        1,427         1,941
                                                                                    -------------- ------------ -------------

                                                                                            1,060        1,427         2,487
                                                                                    -------------- ------------ -------------
                                                0.25%   Soap & Cleaning Products
                                                        Reckitt Benckiser PLC
        27,750               -      27,750                                                  1,037            -         1,037

                                                0.48%   Steel - Producers
                                                        Nucor Corp
             -          36,000      36,000                                                      -        1,953         1,953

                                                0.49%   Steel - Specialty
                                                        Allegheny Technologies
             -          28,679      28,679             Inc                                      -        1,986         1,986

                                                        Telecommunication
                                                0.56%  Equipment
                                                        Tellabs Inc (b)
             -         171,000     171,000                                                      -        2,276         2,276

                                                        Telecommunication
                                                0.22%  Equipment - Fiber Optics
                                                        Corning Inc (b)
        36,100               -      36,100                                                    873            -           873

                                                        Telecommunication
                                                0.20%  Services
                                                        Amdocs Ltd (b)
        22,300               -      22,300                                                    816            -           816

                                                0.19%   Telephone - Integrated
                                                        Sprint Nextel Corp
                                                                                                             -           783
        39,170               -      39,170                                                    783

                                                1.24%   Therapeutics
                                                        Gilead Sciences Inc (b)
        31,740          53,600      85,340                                                  1,878        3,171         5,049

                                                0.45%   Transport - Services
                                                        Expeditors International
         7,780               -       7,780             Washington Inc                         436            -           436
                                                        FedEx Corp
                             -                                                                               -
        12,070                      12,070                                                  1,410                      1,410
                                                                                    -------------- ------------ -------------

                                                                                            1,846            -         1,846
                                                                                    -------------- ------------ -------------
                                                4.50%   Web Portals
                                                        Google Inc (b)
                        12,690                                                                                         9,282
         9,445                      22,135                                                  3,961        5,321
                                                        Yahoo! Inc (b)
       274,935               -     274,935                                                  9,073            -         9,073
                                                                                    -------------- ------------ -------------

                                                                                           13,034        5,321        18,355
                                                                                    -------------- ------------ -------------
                                                4.96%   Wireless Equipment
                                                        American Tower Corp (b)
        28,300               -      28,300                                                    881            -           881
                                                        Crown Castle
        14,900               -      14,900             International Corp (b)                 514            -           514
                                                        Motorola Inc
       247,680         112,500     360,180                                                  4,991        2,267         7,258
                                                        Nokia OYJ ADR
        19,500         163,000     182,500                                                    395        3,302         3,697
                                                        Qualcomm Inc
       141,300          37,000     178,300                                                  5,662        1,482         7,144
                                                        Telefonaktiebolaget LM
        21,800               -      21,800             Ericsson                               720            -           720
                                                                                    -------------- ------------ -------------

                                                                                           13,163        7,051        20,214
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                        TOTAL COMMON STOCKS            $  281,022   $             $  397,282
                                                                                                       116,260
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
     Principal       Principal
                                 Principal
        Amount          Amount   Amount                 U.S. GOVERNMENT &                   Value   Value              Value
        (000s)          (000s)      (000s)             GOVERNMENT AGENCY                   (000s)       (000s)        (000s)
                                                1.45%  OBLIGATIONS
--------------- --------------- -----------                                         -------------- ------------ -------------
                                                        Federal Home Loan Bank
     $   5,900        $      -    $  5,900              4.95%, 7/ 3/2006                $   5,898      $     -     $   5,898
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                        TOTAL U.S. GOVERNMENT &
                                                       GOVERNMENT AGENCY
                                                       OBLIGATIONS                      $   5,898      $     -     $   5,898
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                4.10%   SHORT TERM INVESTMENTS
                                                        Commercial Paper
                                                        Investment in Joint
                                                       Trading Account; HSBC
                                                       Funding
                                                        5.27%, 7/ 3/2006
             -           1,883       1,883                                                      -        1,883         1,883
                                                        Mellon GSL DBT II
        14,867               -      14,867             Collateral Fund (c)                 14,867            -        14,867
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                        TOTAL SHORT TERM                $  14,867    $   1,883     $  16,750
                                                       INVESTMENTS
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                2.58%   MONEY MARKET FUNDS
                                                        BNY Institutional Cash
                        10,527      10,527             Reserve Fund (c)                                 10,527        10,527
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                        TOTAL MONEY MARKET FUNDS          $     -    $  10,527     $  10,527
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                0.60%   REPURCHASE AGREEMENTS
                                                        Agreement with Morgan
                                                       Stanley, 4.700% dated
                                                       06/30/2006, to be
                                                       repurchased at $2,453,000
                                                       on 07/03/2006
                                                       (collateralized by U.S.
                                                       Treasury Note, 3.875% due
                                                       01/15/2009, market value
         2,452               -       2,452             $2,533,000)                          2,452            -         2,452
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                                                                        $   2,452      $     -     $   2,452
--------------- --------------- ----------- ---------- ---------------------------- -------------- ------------ -------------
                                              106.12%   Total Investments              $  304,239   $             $  432,909
                                                                                                       128,670
                                                        Liabilities in Excess of
                                               -6.12%  Other Assets, Net                 (15,149)      (9,811)      (24,960)
                                                                                    -------------- ------------ -------------
                                                        TOTAL NET ASSETS                            $
                                              100.00%                                  $  289,090      118,859    $  407,949
                                                                                    ============== ============ =============

 (a) Security or a portion of the security was on loan at the end of the period.
 (b) Non-Income Producing Security
 (c) Security was purchased with the cash proceeds from securities loans.

   Unrealized Appreciation
  (Depreciation)
   Unrealized Appreciation      $              $            $
                               33,227         16,417       49,644
   Unrealized Depreciation
                               (10,944)       (2,004)      (12,948)
                               -------------- ------------ -------------
   Net Unrealized
  Appreciation                 22,283         14,413       36,696
  (Depreciation)
   Cost for federal income
  tax purposes                 281,956        114,257      396,213


            WM VT GROWTH FUND SCHEDULE OF FOREIGN CURRENCY CONTRACTS
Local Foreign   Delivery Date   Contracts   In          Value        Net
   Currency                     to Deliver  Exchange             Unrealized
                                               For              Appreciation
Sell:

                                                                   $
GBP                 07/03/2006  71               $128   $131         (3)

As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                             Schedule of Investments
                            June 30, 2006 (unaudited)

                       PVC
                    LargeCap                                                           WMVT Growth
   WMVT Growth &      Blend                                                             & Income      PVC LargeCa
     Income Fund     Account     Combined                                                 Fund       Blend Account       Combined
          Shares      Shares       Shares                                                 Value           Value           Value
            Held       Held         Held                                                 (000's)         (000's)         (000's)
                                                97.72%  COMMON STOCKS
                                                        Advertising Agencies (0.22%)
                          4,000      4,000       0.09%  Omnicom Group Inc
               -                                                                                  -             356              356

                                                        Advertising Sales
                          6,700      6,700       0.09%  Lamar Advertising Co (a)
               -                                                                                  -             361              361

                                                 2.63%  Aerospace & Defense (1.19%)
          55,000          9,500     64,500              Boeing Co                             4,505
                                                                                                                778            5,283
                          8,200      8,200              General Dynamics Corp
               -                                                                                  -             537              537
          59,000                    59,000              Lockheed Martin Corp                  4,233
                  -                                                                                               -            4,233
                         10,900     10,900              Rockwell Collins Inc
               -                                                                                  -                              609
                                                                                                                609

                                                                                              8,738           1,924           10,662

                                                 0.22%  Aerospace & Defense Equipment
                          8,400      8,400              Goodrich Corp
               -                                                                                  -             339              339
                          8,700      8,700              United Technologies Corp
               -                                                                                  -             552              552

                                                                                                                891              891
                                                                                                  -

                                                 0.13%  Agricultural Chemicals
                          4,400      4,400              Monsanto Co
               -                                                                                  -             370              370
                          1,600      1,600              Potash Corp of Saskatchewan (b)
               -                                                                                  -             138              138

                                                                                                  -             508              508

                                                 0.53%  Airlines
          73,000                    73,000              AMR Corp (a) (b)                      1,856
                  -                                                                                               -            1,856
                         16,900     16,900              Southwest Airlines Co
               -                                                                                  -             277              277

                                                                                              1,856             277            2,133

                                                 1.98%  Applications Software
         199,000        136,300    335,300              Microsoft Corp                        4,637
                                                                                                              3,176            7,813
                          9,200      9,200              Red Hat Inc (a)(b)
               -                                                                                  -             215              215

                                                                                              4,637           3,391            8,028

                                                 0.06%  Athletic Footwear
                          2,800      2,800              Nike Inc
               -                                                                                  -             227              227

                                                 0.03%  Audio & Video Products
                          1,200      1,200              Harman International
               -                                        Industries Inc                            -             102              102

                                                 0.18%  Auto - Car & Light Trucks
                         24,900     24,900              General Motors Corp (b)
               -                                                                                  -             742              742

                                                 2.02%  Beverages - Non-alcoholic
                         33,500     33,500              Coca-Cola Co/The
               -                                                                                              1,441            1,441
                                                                                                  -
                          7,500      7,500              Coca-Cola Enterprises Inc
               -                                                                                  -             153              153
          85,000         24,900    109,900              PepsiCo Inc                           5,103
                                                                                                              1,495            6,598
                                                                                              5,103           3,089            8,192

                                                 0.14%  Brewery
                         12,700     12,700              Anheuser-Busch Cos Inc (b)
               -                                                                                  -             579              579

                                                 0.02%  Broadcasting Services &
                                                        Programming
                            985        985              Liberty Media Holding Corp -
               -                                        Capital (a)                               -              83               83

                                                 0.13%  Building - Residential &
                                                        Commercial
                          8,800      8,800              DR Horton Inc (b)
               -                                                                                  -             210              210
                          5,800      5,800              Lennar Corp
               -                                                                                  -             257              257
                          2,400      2,400              Standard-Pacific Corp (b)
               -                                                                                  -              62               62

                                                                                                                529              529
                                                                                                  -

                                                 0.08%  Building Products - Air &
                                                        Heating
                          7,200      7,200              American Standard Cos Inc
               -                                                                                  -                              312
                                                                                                                312

                                                 1.14%  Cable TV
          94,000         29,700    123,700              Comcast Corp (a)                      3,078
                                                                                                                972            4,050
                          8,100      8,100              EchoStar Communications Corp
               -                                        (a)                                       -             250              250
                          7,800      7,800              Rogers Communications Inc
               -                                                                                  -             315              315

                                                                                                              1,537            4,615
                                                                                              3,078

                                                 0.09%  Casino Hotels
                          3,800      3,800              Harrah's Entertainment Inc
               -                                                                                  -             270
                                                                                                                                 270
                          1,400      1,400              Wynn Resorts Ltd (a)(b)
               -                                                                                  -             103              103

                                                                                                  -             373              373

                                                 0.09%  Casino Services
                          9,400      9,400              International Game Technology
               -                                                                                  -             357              357

                                                 0.72%  Chemicals - Diversified
                         13,800     13,800              Dow Chemical Co/The
               -                                                                                  -             539              539
          43,000         14,000     57,000              EI Du Pont de Nemours & Co            1,789
                                                                                                                582            2,371
                                                                                              1,789           1,121            2,910

                                                 0.06%  Chemicals - Specialty
                          4,400      4,400              Ecolab Inc
               -                                                                                  -             179              179
                            900        900              Sigma-Aldrich Corp (b)
               -                                                                                  -              65               65

                                                                                                  -             244              244

                                                 0.04%  Coal
                          3,400      3,400              Consol Energy Inc (b)
               -                                                                                  -             159              159

                                                 0.33%  Commercial Banks
                         15,400     15,400              First Horizon National Corp
               -                                                                                  -             619              619
                         27,200     27,200              Synovus Financial Corp
               -                                                                                  -             728              728

                                                                                                  -           1,347            1,347

                                                 0.04%  Commercial Services - Finance
                          3,300      3,300              Moody's Corp
               -                                                                                  -             180              180

                                                 0.61%  Computer Aided Design
          72,000                    72,000              Autodesk Inc (a)                      2,481
                  -                                                                                               -            2,481

                                                 0.02%  Computer Services
                          1,700      1,700              Affiliated Computer Services
               -                                        Inc (a)(b)                                -              88               88

                                                 3.49%  Computers
          20,000         24,300     44,300              Apple Computer Inc (a)                1,142
                                                                                                              1,388            2,530
                         34,100     34,100              Dell Inc (a)(b)
               -                                                                                  -             832              832
         146,000                   146,000              Hewlett-Packard Co                    4,625
                  -                                                                                               -            4,625
          57,000         13,700     70,700              International Business                4,379
                                                        Machines Corp                                         1,052            5,431
                        177,200    177,200              Sun Microsystems Inc (a)
               -                                                                                  -             735              735
                                                                                             10,146           4,007           14,153

                                                 0.09%  Computers  -Memory Devices
                         32,200     32,200              EMC Corp/Massachusetts (a)
               -                                                                                  -             353              353

                                                 0.08%  Consulting Services
                         10,800     10,800              Accenture Ltd
               -                                                                                  -             306
                                                                                                                                 306

                                                 0.14%  Consumer Products -
                                                        Miscellaneous
                          2,000      2,000              Clorox Co
               -                                                                                  -             122              122
                          1,800      1,800              Fortune Brands Inc
               -                                                                                  -             128              128
                          4,900      4,900              Kimberly-Clark Corp
               -                                                                                  -             302              302

                                                                                                  -             552              552

                                                 2.09%  Cosmetics & Toiletries
                         10,000     10,000              Avon Products Inc
               -                                                                                  -             310              310
                          7,500      7,500              Colgate-Palmolive Co
               -                                                                                  -             449              449
          88,000         50,892    138,892              Procter & Gamble Co                   4,893
                                                                                                              2,830
                                                                                                                               7,723
                                                                                              4,893           3,589            8,482

                                                 1.41%  Cruise Lines
         129,000          7,900    136,900              Carnival Corp (b)                     5,384
                                                                                                                330            5,714

                                                 1.71%  Data Processing & Management
                         10,900     10,900              Automatic Data Processing Inc
               -                                                                                  -             494              494
         126,000         11,100    137,100              First Data Corp                       5,675
                                                                                                                500
                                                                                                                               6,175
                          1,600      1,600              Fiserv Inc (a)
               -                                                                                  -              73               73
                          4,500      4,500              NAVTEQ Corp (a)(b)
               -                                                                                                201              201

                                                                                              5,675           1,268            6,943

                                                 0.02%  Dental Supplies & Equipment
                          2,900      2,900              Patterson Cos Inc (a)(b)
               -                                                                                  -             101              101

                                                 0.01%  Dialysis Centers
                          1,000      1,000              DaVita Inc (a)
               -                                                                                  -              50               50

                                                 0.03%  Distribution & Wholesale
                          2,100      2,100              CDW Corp
               -                                                                                  -             115              115

                                                 6.74%  Diversified Manufacturing
                                                        Operations
                          5,000      5,000              3M Co
               -                                                                                  -             404              404
                         22,100     22,100              Danaher Corp
               -                                                                                  -           1,421            1,421
                          2,400      2,400              Eaton Corp
               -                                                                                  -             181              181
         210,000        151,100    361,100              General Electric Co                   6,921
                                                                                                              4,980           11,901
         149,000         25,500    174,500              Honeywell International Inc           6,005
                                                                                                              1,028            7,033
                         16,400     16,400              Illinois Tool Works Inc
               -                                                                                  -             779              779
         146,000         58,700    204,700              Tyco International Ltd                4,015
                                                                                                              1,614            5,629
                                                                                             16,941          10,407           27,348

                                                 0.38%  Diversified Minerals
          58,000                    58,000              Anglo American PLC ADR                1,185
                  -                                                                                               -            1,185
                          8,200      8,200              BHP Billiton Ltd ADR (b)
               -                                                                                  -             353              353
                                                                                              1,185             353            1,538

                                                 0.07%  Diversified Operations &
                                                        Commercial Services
                         18,400     18,400              Cendant Corp (b)
               -                                                                                  -             300              300

                                                 0.11%  E-Commerce - Products
                         11,100     11,100              Amazon.Com Inc (a)(b)
               -                                                                                  -             429              429

                                                 0.02%  E-Commerce - Services
                          4,925      4,925              Liberty Media Holding Corp -
               -                                        Interactive (a)                           -              85               85

                                                 0.09%  Electric - Generation
                         19,000     19,000              AES Corp/The (a)
               -                                                                                                351              351
                                                                                                  -

                                                 2.72%  Electric - Integrated
                          2,700      2,700              Constellation Energy Group Inc
               -                                                                                  -             147
                                                                                                                                 147
                         21,500     21,500              Duke Energy Corp
               -                                                                                  -             631              631
                          8,400      8,400              Edison International
               -                                                                                  -                              328
                                                                                                                328
                          9,300      9,300              Entergy Corp
               -                                                                                  -             658              658
                         18,800     18,800              Exelon Corp
               -                                                                                  -           1,068            1,068
                          4,800      4,800              FirstEnergy Corp
               -                                                                                  -             260              260
          98,000                    98,000              FPL Group Inc (b)                     4,055
                  -                                                                                               -            4,055
          70,000          6,000     76,000              Pinnacle West Capital Corp            2,794
                                                                                                                239            3,033
                         11,400     11,400              PPL Corp
               -                                                                                  -                              368
                                                                                                                368
                         12,000     12,000              TECO Energy Inc
               -                                                                                  -             179              179
                          5,500      5,500              TXU Corp (b)
               -                                                                                  -             329              329

                                                                                              6,849           4,207           11,056

                                                 0.13%  Electronic Components -
                                                        Miscellaneous
                         20,500     20,500              Flextronics International Ltd
               -                                        (a)                                       -             218              218
                         11,400     11,400              Jabil Circuit Inc
               -                                                                                  -             292
                                                                                                                                 292

                                                                                                  -             510              510

                                                 1.34%  Electronic Components -
                                                        Semiconductors
                          5,000      5,000              Broadcom Corp (a)
               -                                                                                                150              150
                                                                                                  -
          64,000        105,700    169,700              Intel Corp                            1,213
                                                                                                              2,003            3,216
          48,000                    48,000              Microchip Technology Inc              1,610
                  -                                                                                               -            1,610
                         19,900     19,900              Xilinx Inc (b)
               -                                                                                  -             451              451

                                                                                              2,823           2,604            5,427

                                                 0.51%  Electronic Forms
          61,000          7,800     68,800              Adobe Systems Inc (a)                 1,852
                                                                                                                237            2,089

                                                 0.07%  Electronic Measurement
                                                        Instruments
                          9,500      9,500              Tektronix Inc
               -                                                                                  -             279              279

                                                 0.03%  Engineering - Research &
                                                        Development Services
                          1,500      1,500              Fluor Corp
               -                                                                                  -             139              139

                                                 0.19%  Enterprise Software & Services
                         52,400     52,400              Oracle Corp (a)
               -                                                                                  -             759              759

                                                 0.04%  Entertainment Software
                          3,400      3,400              Electronic Arts Inc (a)(b)
               -                                                                                  -             146              146

                                                 0.18%  Fiduciary Banks
                          5,800      5,800              Investors Financial Services
               -                                        Corp                                      -             260              260
                          7,800      7,800              State Street Corp
               -                                                                                                453              453
                                                                                                  -

                                                                                                  -             713              713

                                                 0.05%  Filtration & Separation
                                                        Products
                          7,800      7,800              Pall Corp
               -                                                                                  -             218              218

                                                 0.16%  Finance - Consumer Loans
                         12,600     12,600              SLM Corp
               -                                                                                  -             667              667

                                                 0.31%  Finance - Credit Card
                         15,400     15,400              American Express Co
               -                                                                                  -             820              820
                          5,200      5,200              Capital One Financial Corp
               -                                                                                  -             444              444

                                                                                                  -           1,264            1,264

                                                 5.57%  Finance - Investment Banker &
                                                        Broker
         143,000         69,260    212,260              Citigroup Inc                         5,789
                                                                                                              3,341            9,130
                         32,100     32,100              E*Trade Financial Corp (a)
               -                                                                                  -             733              733
                          9,400      9,400              Goldman Sachs Group Inc
               -                                                                                  -           1,414            1,414
         143,000         77,588    220,588              JPMorgan Chase & Co                   6,006
                                                                                                                               9,265
                                                                                                              3,259
                          9,800      9,800              Lehman Brothers Holdings Inc
               -                                                                                  -             638              638
                          3,900      3,900              Merrill Lynch & Co Inc
               -                                                                                  -             271              271
                         12,700     12,700              Morgan Stanley
               -                                                                                  -             803              803
                         23,700     23,700              TD Ameritrade Holding Corp (b)
               -                                                                                  -             351              351

                                                                                             11,795          10,810           22,605

                                                 1.36%  Finance - Mortgage Loan/Banker
                         19,300     19,300              Countrywide Financial Corp
               -                                                                                  -             735              735
          84,000                    84,000              Freddie Mac                           4,789
                  -                                                                                               -            4,789
                                                                                              4,789             735            5,524

                                                 0.16%  Finance - Other Services
                          2,300      2,300              Cbot Holdings Inc (a)(b)
               -                                                                                  -             275              275
                            800        800              Chicago Mercantile Exchange
               -                                        Holdings Inc                              -             393              393

                                                                                                  -             668              668

                                                 0.09%  Finland
                         17,100     17,100              Nokia OYJ ADR
               -                                                                                  -             346              346

                                                 0.77%  Food - Confectionery
          56,700                    56,700              Hershey Co/The (b)                    3,123
                                                                                                                  -            3,123
                  -

                                                 0.28%  Food -
                                                        Miscellaneous/Diversified
                          4,500      4,500              Campbell Soup Co
               -                                                                                  -             167              167
                         10,500     10,500              General Mills Inc
               -                                                                                  -             542              542
                          1,900      1,900              HJ Heinz Co
               -                                                                                  -              78               78
                          6,200      6,200              Kellogg Co
               -                                                                                  -             300              300
                          1,500      1,500              McCormick & Co Inc
               -                                                                                  -              50               50

                                                                                                  -           1,137            1,137

                                                 0.65%  Food - Retail
         115,400          5,800    121,200              Kroger Co/The                         2,523
                                                                                                                127            2,650

                                                 0.08%  Food - Wholesale &
                                                        Distribution
                         10,900     10,900              Sysco Corp
               -                                                                                  -             333              333

                                                 0.07%  Forestry
                          4,700      4,700              Weyerhaeuser Co (b)
               -                                                                                  -             293              293

                                                 0.13%  Gas - Distribution
                          4,900      4,900              AGL Resources Inc
               -                                                                                  -             187              187
                         14,700     14,700              NiSource Inc
               -                                                                                  -             321              321

                                                                                                  -             508              508

                                                 0.09%  Gold Mining
                          7,100      7,100              Newmont Mining Corp
               -                                                                                                376              376
                                                                                                  -

                                                 0.06%  Hotels & Motels
                          6,600      6,600              Marriott International Inc
               -                                                                                  -             252
                                                                                                                                 252

                                                 0.06%  Human Resources
                          3,000      3,000              Monster Worldwide Inc (a)
               -                                                                                  -             128              128
                          3,000      3,000              Robert Half International Inc
               -                                                                                  -             126              126

                                                                                                  -             254              254

                                                 0.09%  Identification Systems -
                                                        Development
                         34,800     34,800              Symbol Technologies Inc
               -                                                                                  -             375              375

                                                 0.07%  Independent Power Producer
                         25,900     25,900              Dynegy Inc (a)
               -                                                                                  -             142              142
                          3,100      3,100              NRG Energy Inc (a)(b)
               -                                                                                  -             149              149

                                                                                                  -             291              291

                                                 0.44%  Industrial Automation & Robots
          25,000                    25,000              Rockwell Automation Inc               1,800
                  -                                                                                               -            1,800

                                                 0.02%  Instruments - Controls
                          2,800      2,800              Thermo Electron Corp (a)
               -                                                                                  -             101              101

                                                 0.03%  Instruments - Scientific
                          1,500      1,500              Fisher Scientific
               -                                        International Inc (a)                     -             110              110

                                                 0.14%  Insurance Brokers
                         17,500     17,500              Marsh & McLennan Cos Inc
               -                                                                                  -             471              471
                          3,000      3,000              Willis Group Holdings Ltd
               -                                                                                  -              96               96

                                                                                                  -             567              567

                                                 0.01%  Internet Content - Information
                                                        & News
                          4,900      4,900              CNET Networks Inc (a)(b)
               -                                                                                  -              39               39


                                                 0.16%  Internet Security
                         16,800     16,800              McAfee Inc (a)
               -                                                                                                408              408
                                                                                                  -
                          9,791      9,791              Symantec Corp (a)
               -                                                                                  -             152              152
                          3,400      3,400              VeriSign Inc (a)(b)
               -                                                                                  -              79               79

                                                                                                  -             639              639

                                                 0.27%  Investment Management &
                                                        Advisory Services
                          1,600      1,600              Affiliated Managers Group Inc
               -                                        (a)(b)                                    -             139              139
                          6,520      6,520              Ameriprise Financial Inc
               -                                                                                  -             291              291
                          2,500      2,500              Franklin Resources Inc
               -                                                                                  -             217              217
                          3,100      3,100              Janus Capital Group Inc
               -                                                                                  -              55               55
                          4,000      4,000              Legg Mason Inc
               -                                                                                  -             398              398

                                                                                                              1,100            1,100
                                                                                                  -

                                                 0.02%  Leisure & Recreation Products
                          2,900      2,900              Brunswick Corp
               -                                                                                  -              96
                                                                                                                                  96

                                                 0.74%  Life & Health Insurance
          26,000          7,600     33,600              Aflac Inc                             1,205
                                                                                                                352            1,557
                          4,200      4,200              Cigna Corp
               -                                                                                  -             414              414
                          6,126      6,126              Lincoln National Corp
               -                                                                                  -             346              346
                          9,000      9,000              Prudential Financial Inc
               -                                                                                  -             699              699

                                                                                              1,205           1,811            3,016

                                                 0.01%  Linen Supply & Related Items
                          1,300      1,300              Cintas Corp
               -                                                                                  -              52               52

                                                 0.76%  Machinery - Construction &
                                                        Mining
          37,000          4,400     41,400              Caterpillar Inc                       2,756
                                                                                                                328            3,084

                                                 0.41%  Medical - Biomedical/Gene
                         16,800     16,800              Amgen Inc (a)
               -                                                                                  -           1,096            1,096
                          6,500      6,500              Biogen Idec Inc (a)
               -                                                                                  -             301              301
                          1,400      1,400              Genentech Inc (a)
               -                                                                                  -             115              115
                          2,800      2,800              Genzyme Corp (a)
               -                                                                                  -             171              171

                                                                                                  -           1,683            1,683

                                                 3.15%  Medical - Drugs
                         20,600     20,600              Abbott Laboratories
               -                                                                                  -             898              898
                          3,600      3,600              Allergan Inc
               -                                                                                  -                              386
                                                                                                                386
          58,900          6,300     65,200              Bristol-Myers Squibb Co               1,523
                                                                                                                163            1,686
                          1,400      1,400              Cephalon Inc (a)(b)
               -                                                                                  -              84               84
          24,000         17,100     41,100              Eli Lilly & Co                        1,327
                                                                                                                945            2,272
                         31,100     31,100              Merck & Co Inc
               -                                                                                  -           1,133
                                                                                                                               1,133
         103,000        101,100    204,100              Pfizer Inc                            2,417
                                                                                                              2,373            4,790
                         20,900     20,900              Schering-Plough Corp
               -                                                                                  -             398              398
                            900        900              Sepracor Inc (a)(b)
               -                                                                                  -              51               51
                          5,300      5,300              Shire PLC ADR (b)
               -                                                                                  -             234
                                                                                                                                 234
                         19,400     19,400              Wyeth
               -                                                                                  -             862              862

                                                                                              5,267           7,527           12,794

                                                 1.33%  Medical - Generic Drugs
                          1,300      1,300              Barr Pharmaceuticals Inc (a)
               -                                                                                  -              62               62
         169,000                   169,000              Teva Pharmaceutical Industries        5,339
                  -                                     Ltd ADR                                                   -            5,339
                                                                                              5,339              62            5,401

                                                 1.08%  Medical - HMO
                         13,100     13,100              Aetna Inc
               -                                                                                  -                              523
                                                                                                                523
                          2,600      2,600              Coventry Health Care Inc (a)
               -                                                                                  -             143              143
                          6,900      6,900              Humana Inc (a)
               -                                                                                                371              371
                                                                                                  -
                         17,700     17,700              UnitedHealth Group Inc
               -                                                                                  -             793              793
          29,000          6,000     35,000              WellPoint Inc (a)                     2,110
                                                                                                                437            2,547

                                                                                              2,110           2,267            4,377

                                                 0.02%  Medical - Hospitals
                          2,400      2,400              Community Health Systems Inc
               -                                        (a)                                       -              88               88

                                                 1.12%  Medical - Wholesale Drug
                                                        Distribution
          63,000          7,600     70,600              Cardinal Health Inc                   4,053
                                                                                                                489            4,542

                                                 1.63%  Medical Instruments
                         30,200     30,200              Boston Scientific Corp (a)
               -                                                                                  -             509              509
         104,000         20,700    124,700              Medtronic Inc                         4,880
                                                                                                                971            5,851
                          8,100      8,100              St Jude Medical Inc (a)
               -                                                                                  -             263              263

                                                                                              4,880           1,743            6,623

                                                 2.47%  Medical Products
          66,000         10,300     76,300              Baxter International Inc              2,426
                                                                                                                379            2,805
          20,000                    20,000              Becton Dickinson & Co                 1,223
                  -                                                                                               -            1,223
          51,000         43,400     94,400              Johnson & Johnson                     3,056
                                                                                                              2,601            5,657
                          2,200      2,200              Stryker Corp
               -                                                                                                 93               93
                                                                                                  -
                          4,600      4,600              Zimmer Holdings Inc (a)(b)
               -                                                                                  -             261              261

                                                                                              6,705                           10,039
                                                                                                              3,334

                                                 1.16%  Metal - Aluminum
                          3,600      3,600              Alcan Inc
               -                                                                                  -             169              169
         135,000          5,500    140,500              Alcoa Inc                             4,369
                                                                                                                178            4,547
                                                                                              4,369             347            4,716

                                                 5.06%  Multi-line Insurance
          97,000                    97,000              ACE Ltd                               4,907
                  -                                                                                               -
                                                                                                                               4,907
         101,000                   101,000              Allstate Corp/The                     5,528
                  -                                                                                               -            5,528
          66,000         41,500    107,500              American International Group          3,897
                                                        Inc                                                   2,451            6,348
                         11,800     11,800              Genworth Financial Inc
               -                                                                                  -             411              411
          26,000          9,500     35,500              Hartford Financial Services           2,200
                                                        Group Inc                                               804            3,004
                          2,700      2,700              Metlife Inc
               -                                                                                  -             138              138
                          3,700      3,700              XL Capital Ltd
               -                                                                                  -             227
                                                                                                                                 227

                                                                                             16,532           4,031           20,563

                                                 1.18%  Multimedia
                          2,000      2,000              EW Scripps Co
               -                                                                                  -              86               86
                          3,400      3,400              McGraw-Hill Cos Inc/The
               -                                                                                  -             171              171
                            500        500              Meredith Corp
               -                                                                                  -              25               25
                         49,400     49,400              Time Warner Inc
               -                                                                                  -             855              855
          60,000         21,450     81,450              Viacom Inc (a)                        2,150
                                                                                                                               2,919
                                                                                                                769
                         25,000     25,000              Walt Disney Co
               -                                                                                  -             750              750

                                                                                              2,150           2,656            4,806

                                                 0.56%  Networking Products
                         91,400     91,400              Cisco Systems Inc (a)
               -                                                                                  -           1,785            1,785
                         29,700     29,700              Juniper Networks Inc (a)(b)
               -                                                                                  -             475              475

                                                                                                  -           2,260            2,260

                                                 0.52%  Non-hazardous Waste Disposal
                          6,100      6,100              Republic Services Inc
               -                                                                                  -             246              246
          45,000          6,800     51,800              Waste Management Inc                  1,614
                                                                                                                244            1,858
                                                                                              1,614             490            2,104

                                                 0.06%  Office Automation & Equipment
                          5,600      5,600              Pitney Bowes Inc
               -                                                                                  -             231              231

                                                 0.06%  Office Supplies & Forms
                          4,500      4,500              Avery Dennison Corp
               -                                                                                  -             261              261

                                                 2.09%  Oil - Field Services
                          6,700      6,700              Baker Hughes Inc
               -                                                                                  -             548              548
                          6,700      6,700              BJ Services Co
               -                                                                                  -             250
                                                                                                                                 250
                          4,300      4,300              Halliburton Co
               -                                                                                  -             319              319
          86,000         27,300    113,300              Schlumberger Ltd                      5,599
                                                                                                              1,778            7,377
                                                                                              5,599           2,895            8,494

                                                 2.38%  Oil & Gas Drilling
          65,400                    65,400              ENSCO International Inc               3,010
                  -                                                                                               -            3,010
         102,000                   102,000              GlobalSantaFe Corp                    5,891
                  -                                                                                               -            5,891
                          6,600      6,600              Nabors Industries Ltd (a)(b)
               -                                                                                  -             223              223
                          6,500      6,500              Transocean Inc (a)
               -                                                                                  -             522              522

                                                                                              8,901             745            9,646

                                                 0.43%  Oil Company - Exploration &
                                                        Production
                          9,000      9,000              Anadarko Petroleum Corp
               -                                                                                  -             429              429
                          4,000      4,000              Devon Energy Corp
               -                                                                                  -             242              242
                          3,800      3,800              EOG Resources Inc
               -                                                                                  -             263              263
                          9,400      9,400              Murphy Oil Corp
               -                                                                                  -             525              525
                          6,500      6,500              XTO Energy Inc
               -                                                                                  -             288              288

                                                                                                  -                            1,747
                                                                                                              1,747

                                                 4.69%  Oil Company - Integrated
          68,000                    68,000              BP PLC ADR                            4,734
                  -                                                                                               -            4,734
                         31,000     31,000              Chevron Corp
               -                                                                                  -           1,924            1,924
                         17,600     17,600              ConocoPhillips
               -                                                                                  -           1,153            1,153
          81,000         89,200    170,200              Exxon Mobil Corp                      4,969
                                                                                                              5,472           10,441
                          4,100      4,100              Occidental Petroleum Corp
               -                                                                                  -             420              420
                          5,400      5,400              Total SA ADR
               -                                                                                  -             354              354

                                                                                              9,703           9,323           19,026

                                                 0.75%  Oil Field Machinery &
                                                        Equipment
                          5,600      5,600              FMC Technologies Inc (a)
               -                                                                                  -             378              378
                          7,200      7,200              Grant Prideco Inc (a)
               -                                                                                  -             322              322
          35,000          2,100     37,100              National Oilwell Varco Inc            2,216
                                                        (a)(b)                                                  133            2,349
                                                                                              2,216             833            3,049

                                                 0.12%  Oil Refining & Marketing
                          7,600      7,600              Valero Energy Corp
               -                                                                                  -             506              506

                                                 0.03%  Optical Supplies
                          1,400      1,400              Alcon Inc
               -                                                                                  -             138              138

                                                 0.13%  Paper & Related Products
                          2,400      2,400              Bowater Inc (b)
               -                                                                                  -              55
                                                                                                                                  55
                         13,000     13,000              International Paper Co
               -                                                                                  -             420              420
                          1,197      1,197              Potlatch Corp
               -                                                                                  -                               45
                                                                                                                 45

                                                                                                  -             520              520

                                                 0.92%  Pharmacy Services
                          9,700      9,700              Caremark Rx Inc
               -                                                                                  -             484              484
                          6,900      6,900              Medco Health Solutions Inc (a)
               -                                                                                  -             395              395
          59,900                    59,900              Omnicare Inc                          2,840
                         -                                                                                        -            2,840
                                                                                              2,840             879            3,719

                                                 0.72%  Pipelines
          24,000                    24,000              Kinder Morgan Inc                     2,397
                  -                                                                                                            2,397
                                                                                                                  -
                         22,700     22,700              Williams Cos Inc
               -                                                                                  -             530              530

                                                                                              2,397             530            2,927

                                                 0.02%  Power Converter & Supply
                                                        Equipment
                          3,400      3,400              American Power Conversion Corp
               -                                                                                  -              66               66

                                                 0.51%  Property & Casualty Insurance
          34,900                    34,900              Fidelity National Financial Inc       1,359
                  -                                                                                               -            1,359
                         11,000     11,000              Progressive Corp/The
               -                                                                                                283              283
                                                                                                  -
                          9,915      9,915              St Paul Travelers Cos Inc/The
               -                                                                                  -             442              442

                                                                                              1,359             725            2,084

                                                 0.12%  Publishing - Newspapers
                          1,300      1,300              Dow Jones & Co Inc (b)
               -                                                                                  -              46               46
                          4,200      4,200              Gannett Co Inc (b)
               -                                                                                  -             235              235
                          3,500      3,500              Tribune Co (b)
               -                                                                                  -             114              114
                            100        100              Washington Post Co/The
               -                                                                                  -              78               78

                                                                                                  -             473              473

                                                 5.78%  Regional Banks
         127,000         35,786    162,786              Bank of America Corp                  6,109
                                                                                                              1,721            7,830
                         40,200     40,200              Fifth Third Bancorp
               -                                                                                  -           1,485            1,485
                         21,700     21,700              National City Corp
               -                                                                                  -             785              785
                          1,400      1,400              PNC Financial Services Group
               -                                        Inc                                       -              98               98
                          8,000      8,000              SunTrust Banks Inc
               -                                                                                  -             610              610
                         28,700     28,700              US Bancorp
               -                                                                                  -             886              886
          95,000                    95,000              Wachovia Corp                         5,137
                  -                                                                                                            5,137
          76,000         23,000     99,000              Wells Fargo & Co                      5,098
                                                                                                              1,543            6,641
                                                                                             16,344           7,128           23,472

                                                 0.77%  Retail - Regional Department
                                                        Store
          53,000                    53,000              Kohl's Corp (a)                       3,133
                  -                                                                                               -            3,133

                                                 0.03%  Reinsurance
                          4,800      4,800              Axis Capital Holdings Ltd
               -                                                                                  -             137              137

                                                 0.12%  REITS - Apartments
                          9,800      9,800              Archstone-Smith Trust
               -                                                                                  -             499              499

                                                 0.09%  REITS - Mortgage
                         15,789     15,789              CapitalSource Inc
               -                                                                                  -             370              370

                                                 0.12%  REITS - Office Property
                          5,300      5,300              Boston Properties Inc
               -                                                                                  -                              479
                                                                                                                479

                                                 0.05%  REITS - Regional Malls
                          2,400      2,400              Simon Property Group Inc
               -                                                                                  -             199              199

                                                 0.02%  REITS - Shopping Centers
                          2,400      2,400              Kimco Realty Corp
               -                                                                                  -              88               88

                                                 0.07%  REITS - Warehouse & Industrial
                          5,800      5,800              Prologis
               -                                                                                  -             302              302

                                                 0.07%  Retail - Apparel & Shoe
                          9,800      9,800              Ross Stores Inc
               -                                                                                  -             275              275

                                                 0.11%  Retail - Bedding
                         13,400     13,400              Bed Bath & Beyond Inc (a)
               -                                                                                  -             445              445

                                                 0.45%  Retail - Building Products
                         35,100     35,100              Home Depot Inc
               -                                                                                  -           1,256            1,256
                          9,600      9,600              Lowe's Cos Inc
               -                                                                                  -             582              582

                                                                                                  -           1,838            1,838

                                                 0.09%  Retail - Consumer Electronics
                          6,650      6,650              Best Buy Co Inc
               -                                                                                  -             365              365

                                                 2.73%  Retail - Discount
          58,000          5,500     63,500              Costco Wholesale Corp                 3,313
                                                                                                                314            3,627
                         17,800     17,800              Target Corp
               -                                                                                  -             870              870
                         22,400     22,400              TJX Cos Inc
               -                                                                                                512              512
                                                                                                  -
          82,000         44,000    126,000              Wal-Mart Stores Inc                   3,950
                                                                                                              2,119            6,069
                                                                                              7,263           3,815           11,078

                                                 0.28%  Retail - Drug Store
                         11,600     11,600              CVS Corp
               -                                                                                  -             356              356
                         17,500     17,500              Walgreen Co
               -                                                                                  -             785              785

                                                                                                  -           1,141            1,141

                                                 0.07%  Retail - Office Supplies
                         11,000     11,000              Staples Inc
               -                                                                                                268              268
                                                                                                  -

                                                 0.38%  Retail - Regional Department
                                                        Store
                         26,000     26,000              Kohl's Corp (a)(b)
               -                                                                                  -           1,537
                                                                                                                               1,537

                                                 0.10%  Retail - Restaurants
                          2,000      2,000              Panera Bread Co (a)
               -                                                                                  -             135              135
                          6,700      6,700              Starbucks Corp (a)(b)
               -                                                                                  -             253              253

                                                                                                  -             388              388

                                                 0.07%  Savings & Loans - Thrifts
                          6,300      6,300              Washington Mutual Inc
               -                                                                                  -             287              287

                                                 0.02%  Schools
                          1,300      1,300              Apollo Group Inc (a)(b)
               -                                                                                  -              67               67

                                                 0.34%  Semiconductor Component -
                                                        Integrated Circuits
                         16,900     16,900              Analog Devices Inc
               -                                                                                  -             543              543
                          4,000      4,000              Linear Technology Corp (b)
               -                                                                                  -             134              134
                          6,700      6,700              Marvell Technology Group Ltd
               -                                        (a)                                       -             297              297
                         13,100     13,100              Maxim Integrated Products Inc
               -                                                                                  -             421              421

                                                                                                  -           1,395            1,395

                                                 0.15%  Semiconductor Equipment
                         37,300     37,300              Applied Materials Inc (b)
               -                                                                                  -                              607
                                                                                                                607

                                                 0.10%  Steel - Producers
                          7,200      7,200              Nucor Corp
               -                                                                                  -             391              391

                                                 0.10%  Telecommunication Equipment
                          2,600      2,600              Comverse Technology Inc (a)(b)
               -                                                                                  -              51               51
                        139,000    139,000              Lucent Technologies Inc (a)(b)
               -                                                                                  -             336              336

                                                                                                  -             387              387

                                                 0.05%  Telecommunication Equipment -
                                                        Fiber Optics
                          8,400      8,400              Corning Inc (a)
               -                                                                                  -             203              203

                                                 0.18%  Telecommunication Services
                         18,500     18,500              TELUS Corp
               -                                                                                  -             747              747

                                                 2.22%  Telephone - Integrated
                          6,300      6,300              Alltel Corp
               -                                                                                  -             402              402
         136,000                   136,000              AT&T Inc                              3,793
                  -                                                                                               -            3,793
                         15,200     15,200              BellSouth Corp
               -                                                                                  -             550              550
                         29,745     29,745              Sprint Nextel Corp
               -                                                                                  -             595              595
          75,000         35,800    110,800              Verizon Communications Inc            2,512
                                                                                                              1,199
                                                                                                                               3,711
                                                                                              6,305           2,746            9,051

                                                 0.57%  Television
          77,000                    77,000              CBS Corp                              2,083
                  -                                                                                               -            2,083
                          7,200      7,200              Univision Communications Inc
               -                                        (a)                                       -             241              241

                                                                                              2,083             241            2,324

                                                 0.12%  Therapeutics
                          8,200      8,200              Gilead Sciences Inc (a)
                                                                                                  -             485              485
               -

                                                 0.66%  Tobacco
                         36,700     36,700              Altria Group Inc
               -                                                                                              2,695            2,695
                                                                                                  -

                                                 0.03%  Toys
                          7,500      7,500              Mattel Inc
               -                                                                                  -             124              124

                                                 0.31%  Transport - Rail
                          9,000      9,000              Norfolk Southern Corp
               -                                                                                  -             479              479
                          8,600      8,600              Union Pacific Corp
               -                                                                                                799              799
                                                                                                  -

                                                                                                  -           1,278            1,278

                                                 0.35%  Transport - Services
                         17,400     17,400              United Parcel Service Inc
               -                                                                                  -           1,433            1,433

                                                 0.52%  Web Portals
                          3,500      3,500              Google Inc (a)
               -                                                                                  -           1,468            1,468
                         19,100     19,100              Yahoo! Inc (a)(b)
               -                                                                                  -             630              630

                                                                                                  -           2,098            2,098

                                                 2.07%  Wireless Equipment
                         23,760     23,760              American Tower Corp (a)
               -                                                                                  -             739              739
                         21,000     21,000              Crown Castle International
               -                                        Corp (a)                                  -             726              726
         223,000         19,500    242,500              Motorola Inc                          4,494
                                                                                                                393            4,887
          46,000          5,900     51,900              Qualcomm Inc                          1,843
                                                                                                                236            2,079
                                                                                              6,337           2,094            8,431

                                                        TOTAL COMMON STOCKS
                                                                                            238,920         157,865          396,785
       Principal    Principal    Principal                                                Value           Value           Value
   Amount (000s)  Amount (000s)  Amount                                                  (000's)         (000's)         (000's)
                                  (000s)
                                                 0.02%  U.S. GOVERNMENT & GOVERNMENT
                                                        AGENCY OBLIGATIONS (0.06%)
                                                        U.S. Treasury Bill
       $       -                                        4.505%, 7/ 6/2006 (c)              $      -       $     100       $      100
                  $              $
                  100            -
                                                        TOTAL U.S. GOVERNMENT &            $      -               $       $      100
                                                        GOVERNMENT AGENCY OBLIGATIONS                           100

                                                 3.74%  SHORT TERM INVESTMENTS
                                                        Other Short Term Investments
                                                        Mellon GSL DBT II Collateral
          15,170  -              -                      Fund (d)                                                  -           15,170
                                                                                             15,170
                                                        TOTAL SHORT TERM INVESTMENTS     $   15,170        $      -      $    15,170

                                                 2.97%  MONEY MARKET FUNDS
                         12,040                         BNY Institutional Cash Reserve
               -                 -                      Fund (d)                                  -          12,040           12,040
                                                        TOTAL MONEY MARKET FUNDS           $      -      $   12,040      $    12,040

                                                 1.25%  REPURCHASE AGREEMENTS
                                                        Agreement with Morgan Stanley,
                                                        4.700% dated 06/30/2006, to be
                                                        repurchased at $5,091,000 on
                                                        07/03/2006 (collateralized by
                                                        U.S. Treasury Note, 3.875% due
                                                        01/15/2009, market value
           5,089  -              5,089                  $5,257,000)                           5,089               -            5,089
                                                        TOTAL REPURCHASE AGREEMENTS      $    5,089        $      -      $     5,089

                                               105.70%  Total Investments
                                                                                            259,179         170,005          429,184
                                                -5.70%  Liabilities in Excess of Other
                                                        Assets, Net                        (14,313)         (8,824)         (23,137)
                                               100.00%  TOTAL NET ASSETS                $   244,866     $   161,181

(a) Non-Income Producing Security
(b) Security or a portion of the security was on loan at the end of the period.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $100 (in thousands) or 0.02% of net assets.
(d) Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation
(Depreciation)
Unrealized Appreciation             $   57,751      $   14,984      $    72,735
Unrealized Depreciation
                                       (5,159)         (7,330)         (12,489)
Net Unrealized Appreciation
(Depreciation)                          52,592           7,654           60,246
Cost for federal income tax
purposes                               206,587         162,351          368,938



                          PVC LargeCap Blend Account -
                          SCHEDULE OF FUTURES CONTRACTS
                                                      Current       Unrealized
                                          Original    Market      Appreciation/
                           Number of        Value      Value      (Depreciation)
 Type                      Contracts       (000s)     (000s)          (000s)
 Buy:
 S&P 500 eMini;            21              $1,355      $1,343         ($12)
 September 2006

As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                             Schedule of Investments
                            June 30, 2006 (unaudited)

          WMVT             PVC                                                                       WMVT             PVC
 International     Diversified                                                              International     Diversified
        Growth   International       Combined                                                      Growth   International  Combined
--------------- --------------- --------------                                            ---------------- -------------------------
        Shares          Shares         Shares                                                Value (000s)    Value (000s)    Value
                                                                                                                            (000s)
                                                                                          ------------ --------------- -----------
          Held            Held           Held       97.77%  COMMON STOCKS
--------------- --------------- --------------
                                                     0.00%  Advertising Agencies
            70                                              Cheil Communications Inc        $      14         $     -    $     14
                             -             70

                                                     0.02%  Advertising Sales
        39,000                                              Clear Media Ltd (b)
                             -         39,000                                                      45               -          45
                         1,516                              Teleperformance
             -                          1,516                                                       -              61          61
                                                                                          ------------ --------------- -----------

                                                                                                   45              61         106
                                                                                          ------------ --------------- -----------

                                                     0.03%  Advertising Services
                         4,184                              Publicis Groupe
             -                          4,184                                                       -             162         162

                                                     0.41%  Aerospace & Defense
        99,600                                              BAE Systems PLC
                             -         99,600                                                     681               -         681
                     7,254,230                              Rolls-Royce Group PLC - B
             -                      7,254,230               Shares                                  -              13          13
                       134,837                              Rolls-Royce Group PLC
             -                        134,837                                                       -           1,034       1,034
         4,800                                              Thales SA
                             -          4,800                                                     188               -         188
                                                                                          ------------ --------------- -----------

                                                                                                  869           1,047       1,916
                                                                                          ------------ --------------- -----------

                                                     0.22%  Aerospace & Defense
                                                            Equipment
                       328,149                              Cobham PLC
             -                        328,149                                                       -           1,018       1,018

                                                     0.14%  Agricultural Chemicals
         7,800                                              Potash Corp of Saskatchewan
                             -          7,800                                                     668               -         668

                                                     0.07%  Agricultural Operations
                       172,500                              Astra Agro Lestari Tbk PT
             -                        172,500                                                       -             121         121
                         8,653                              Astral Foods Ltd
             -                          8,653                                                       -              99          99
        20,700                                              IOI Corp BHD
                             -         20,700                                                      80               -          80
                           337                              Provimi SA
             -                            337                                                       -              11          11
                                                                                          ------------ --------------- -----------

                                                                                                   80             231         311
                                                                                          ------------ --------------- -----------

                                                     0.08%  Airlines
        92,700                                              AirAsia BHD
                             -         92,700                                                      38                          38
                                                                                                                    -
        14,490                                              Asiana Airlines (b)
                             -         14,490                                                     102               -         102
                         3,222                              Deutsche Lufthansa AG
             -                          3,222                                                       -              59          59
       232,000                                              Eva Airways Corp (b)
                             -        232,000                                                      99               -          99
        17,400          81,700                              Thai Airways International
                                       99,100               Public Limited (a)(b)                  18              84         102
                                                                                          ------------ --------------- -----------

                                                                                                  257             143         400
                                                                                          ------------ --------------- -----------

                                                     0.03%  Airport Development &
                                                            Maintenance
        64,000                         64,000               Beijing Capital
                             -                              International Airport Co Ltd           41               -          41
         1,500                          1,500               Grupo Aeroportuario del
                             -                              Pacifico SA de                         48               -          48
        17,700                         17,700               Transmile Group BHD
                             -                                                                     62               -          62
                                                                                          ------------ --------------- -----------

                                                                                                  151               -         151
                                                                                          ------------ --------------- -----------

                                                     0.26%  Apparel Manufacturers
                           163            163               Adolfo Dominguez
             -                                                                                      -               9           9
                           254            254               Gerry Weber International
             -                                              AG                                      -               6           6
                        19,952         19,952               Gildan Activewear (b)
             -                                                                                      -                         947
                                                                                                                  947
                         1,730          1,730               Handsome Co Ltd
             -                                                                                      -              29          29
                           649            649               Mariella Burani SpA
             -                                                                                      -              16          16
                           799            799               Sanei-International Co Ltd
             -                                                                                      -              35          35
                         1,304          1,304               Valentino Fashion Group SpA
             -                                                                                      -              38          38
                        34,560         34,560               Youngone Corp
             -                                                                                      -             158         158
                                                                                          ------------ --------------- -----------

                                                                                                    -           1,238       1,238
                                                                                          ------------ --------------- -----------

                                                     0.00%  Appliances
                            17                              Schulthess Group
             -                                                                                      -               8           8

                                                     0.44%  Applications Software
        10,200             534         10,734               Infosys Technologies Ltd
                                                            ADR (c)                               779              36         815
                       241,197        241,197               Sage Group PLC
             -                                                                                                  1,030       1,030
                                                                                                    -
                         3,970          3,970               Satyam Computer Services
             -                                              Ltd ADR (c)                             -             132         132
         7,200                          7,200               Wipro Ltd ADR (c)
                             -                                                                     92               -          92
                                                                                          ------------ --------------- -----------

                                                                                                  871           1,198       2,069
                                                                                          ------------ --------------- -----------

                                                     0.86%  Audio & Video Products
                         1,263          1,263               Canon Electronics Inc
             -                                                                                      -              44          44
                         5,462          5,462               D&M Holdings Inc
             -                                                                                      -              17          17
                        86,000         86,000               Matsushita Electric
             -                                              Industrial Co Ltd                       -           1,817       1,817
         4,442          44,700         49,142               Sony Corp
                                                                                                  196           1,975       2,171
                                                                                          ------------ --------------- -----------

                                                                                                  196           3,853       4,049
                                                                                          ------------ --------------- -----------

                                                     2.35%  Auto - Car & Light Trucks
         4,100          29,207         33,307               Bayerische Motoren Werke AG
                                                                                                  205           1,458       1,663
        32,800                         32,800               Chongqing Changan
                             -                              Automobile Co Ltd                      17               -          17
         7,700                          7,700               DaimlerChrysler AG (c)
                             -                                                                    380               -         380
       138,000                        138,000               Dongfeng Motor Group Co Ltd
                             -                              (b)                                    64               -          64
         2,360           1,797          4,157               Hyundai Motor Co
                                                                                                  200             153         353
                         8,465          8,465               Maruti Udyog Ltd
             -                                                                                      -             146         146
        80,200                         80,200               Nissan Motor Co Ltd
                             -                                                                    876               -         876
         5,300                          5,300               Renault SA
                             -                                                                    569               -         569
        54,500                         54,500               Suzuki Motor Corp
                             -                                                                  1,179               -       1,179
         3,100          93,333         96,433               Toyota Motor Corp
                                                                                                  162           4,890       5,052
        11,200                         11,200               Volkswagen AG (c)
                             -                                                                    785               -         785
                                                                                          ------------ --------------- -----------

                                                                                                4,437           6,647      11,084
                                                                                          ------------ --------------- -----------

                                                     0.10%  Auto - Medium & Heavy Duty
                                                            Trucks
                        12,770         12,770               Mahindra & Mahindra Ltd
             -                                                                                      -             172         172
         6,600                          6,600               Scania AB
                             -                                                                    300               -         300
                                                                                          ------------ --------------- -----------

                                                                                                  300             172         472
                                                                                          ------------ --------------- -----------

                                                     0.96%  Auto/Truck Parts &
                                                            Equipment - Original
                         2,263          2,263               Brembo SpA
             -                                                                                      -              22          22
         6,800          54,200         61,000               Denso Corp
                                                                                                  222           1,773       1,995
                         2,387          2,387               Futaba Industrial Co Ltd (c)
             -                                                                                      -              55          55
                           875            875               Haldex AB
             -                                                                                      -              19          19
                        15,110         15,110               Halla Climate Control
             -                                                                                      -             158         158
           840           1,432          2,272               Hyundai Mobis
                                                                                                   71             121         192
         1,900                          1,900               Magna International Inc
                             -                                                                    135               -         135
                         1,339          1,339               Mikuni Corp
             -                                                                                      -               6           6
                         1,335          1,335               Mitsuba Corp (c)
             -                                                                                      -              14          14
        15,000          73,000         88,000               NGK Spark Plug Co Ltd
                                                                                                  302           1,469       1,771
                         1,512          1,512               Nippon Seiki Co Ltd
             -                                                                                      -              30          30
                         2,741          2,741               Nissin Kogyo Co Ltd
             -                                                                                      -              51          51
        63,000                         63,000               TI Automotive Ltd (b) (f)
                             -                                                                      -               -           -
        43,000                         43,000               Tong Yang Industry Co Ltd
                             -                                                                     41               -          41
        24,200                         24,200               UMW Holdings Bhd
                             -                                                                     50               -          50
                                                                                          ------------ --------------- -----------

                                                                                                  821           3,718       4,539
                                                                                          ------------ --------------- -----------

                                                     0.01%  Auto/Truck Parts &
                                                            Equipment - Replacement
        12,000                                              Weichai Power Co Ltd
                             -         12,000                                                      25               -          25

                                                     0.14%  Beverages - Non-alcoholic
                         1,576                              Asahi Soft Drinks Co Ltd
             -                          1,576                                                       -              24          24
                        17,500                              Coca Cola Hellenic Bottling
             -                         17,500               Co SA                                   -             521         521
         7,900                                              Coca-Cola Icecek Uretim AS
                             -          7,900               (b)                                    36               -          36
                           294                              Dydo Drinco Inc
             -                            294                                                       -              13          13
         4,300                                              Embotelladora Andina SA
                             -          4,300                                                      58               -          58
                                                                                          ------------ --------------- -----------

                                                                                                   94             558         652
                                                                                          ------------ --------------- -----------

                                                     0.44%  Beverages - Wine & Spirits
                         8,363                              C&C Group PLC
                                        8,363                                                       -              72          72
             -
                        40,300                              Davide Campari-Milano SpA
             -                         40,300                                                       -                         418
                                                                                                                  418
                        90,529                              Diageo PLC
             -                         90,529                                                       -           1,523       1,523
                        13,322                              Mercian Corp
             -                         13,322                                                                      34          34
                                                                                                    -
         7,500                                              McDowell & Co Ltd GDR (b)
                             -          7,500                                                      35               -          35
                                                                                          ------------ --------------- -----------

                                                                                                   35           2,047       2,082
                                                                                          ------------ --------------- -----------

                                                     1.09%  Brewery
         4,291                                              Anadolu Efes Biracilik Ve
                             -          4,291               Malt Sanayii AS                       117                         117
                                                                                                                    -
        50,012                                              Foster's Group Ltd
                             -         50,012                                                     203               -         203
         6,250                                              Heineken Holding NV
                             -          6,250                                                     230               -         230
        19,500                                              Heineken NV
                             -         19,500                                                     827               -         827
                        29,583                              InBev NV
             -                         29,583                                                       -           1,450       1,450
                       115,000                              Kirin Brewery Co Ltd
             -                        115,000                                                       -           1,810       1,810
       762,000         894,000                              Thai Beverage PCL
                                    1,656,000                                                     128             150         278
        76,000                                              Tsingtao Brewery Co Ltd
                             -         76,000                                                      85               -          85
        61,000                                              UBS Beijing Yanjing Brewery
                             -         61,000               - Warrants                             65               -          65
                         3,983                              Wolverhampton & Dudley Brew
             -                          3,983               PLC                                     -              95          95
                                                                                          ------------ --------------- -----------

                                                                                                1,655           3,505       5,160
                                                                                          ------------ --------------- -----------

                                                     0.05%  Broadcasting Services &
                                                            Programming
        11,100                                              Grupo Televisa SA
                             -         11,100                                                     214               -         214

                                                     0.93%  Building - Heavy
                                                            Construction
                        59,416         59,416               ACS Actividades Cons y Serv
             -                                                                                      -           2,477       2,477
                        16,978         16,978               Aker Kvaerner ASA
             -                                                                                      -           1,593       1,593
                            11             11               CFE (CIE Francois D'enter)
             -                                                                                      -              11          11
                           107            107               Lemminkainen Oyj
             -                                                                                      -               4           4
                         1,561          1,561               Maeda Road Construction Co
             -                                              Ltd                                     -              12          12
                         3,720          3,720               NCC AB
             -                                                                                      -              90          90
                         1,160          1,160               Severfield-Rowen PLC
             -                                                                                      -              27          27
                           598            598               Veidekke ASA
             -                                                                                      -              20          20
                       105,800        105,800               YTL Corp Bhd
             -                                                                                      -             140         140
                                                                                          ------------ --------------- -----------

                                                                                                    -           4,374       4,374
                                                                                          ------------ --------------- -----------

                                                     0.02%  Building - Maintenance &
                                                            Service
                        15,959         15,959               Babcock International Group
             -                                                                                      -              98          98

                                                     0.14%  Building - Residential &
                                                            Commercial
                        20,200         20,200               Consorcio ARA SA de CV
             -                                                                                      -              84          84
        15,000                         15,000               Daiwa House Industry Co Ltd
                             -                                                                    240               -         240
                        16,000         16,000               Haseko Corp (b)
             -                                                                                      -              54          54
         1,960                          1,960               Hyundai Development Co
                                                                                                   85               -          85
                           549            549               Kaufman & Broad SA
             -                                                                                      -              30          30
                         6,230          6,230               Persimmon PLC
             -                                                                                      -             142         142
                         2,663          2,663               Sunland Group Ltd
             -                                                                                      -               4           4
                                                                                          ------------ --------------- -----------

                                                                                                  325             314         639
                                                                                          ------------ --------------- -----------

                                                     0.88%  Building & Construction -
                                                            Miscellaneous
        17,900                         17,900               Aveng Ltd
                             -                                                                     54               -          54
        24,706          37,358         62,064               Bouygues (c) (d)
                                                                                                1,270           1,920       3,190
                         7,420          7,420               Galliford Try PLC
             -                                                                                      -              16          16
         1,440                          1,440               GS Engineering &
                             -                              Construction Corp                      93               -          93
                         7,612          7,612               JM AB
             -                                                                                                    121         121
                                                                                                    -
                           760            760               Kolon Engineering &
             -                                              Construction Co Ltd                     -              11          11
                         4,941          4,941               Leighton Holdings Ltd
             -                                                                                      -              64          64
                         2,349                              Morgan Sindall PLC
             -                          2,349                                                       -              50          50
        27,484                                              Murray & Roberts Holdings
                             -         27,484               Ltd                                    97               -          97
         4,400           2,815                              Orascom Construction
                                        7,215               Industries                            268              86         354
                         1,827                              United Group Ltd
             -                          1,827                                                       -              19          19
                         2,853                              YIT OYJ
             -                          2,853                                                       -              70          70
                                                                                          ------------ --------------- -----------

                                                                                                1,782           2,357       4,139
                                                                                          ------------ --------------- -----------

                                                     0.08%  Building & Construction
                                                            Products - Miscellaneous
                                                            (0.07%)
                        19,015                              CSR Ltd
             -                         19,015                                                       -              47          47
        57,800                                              IJM Corp BHD
                             -         57,800                                                      88               -          88
                         3,290                              Kingspan Group PLC
             -                          3,290                                                       -              57          57
         5,100                                              Naim Cendera Holdings Bhd
                             -          5,100                                                       4               -           4
                         4,000                              Nichias Corp
             -                          4,000                                                       -              27          27
                         3,594                              Okabe Co Ltd
             -                          3,594                                                       -              15          15
                            88                              Sika AG (b)
             -                             88                                                       -              98          98
         3,014                                              Wilson Bayly Holmes-Ovcon
                             -          3,014               Ltd                                    22               -          22
                                                                                          ------------ --------------- -----------

                                                                                                  114             244         358
                                                                                          ------------ --------------- -----------

                                                     0.04%  Building-Heavy Construction
        97,500                         97,500               Carso Infraestructura y
                             -                              Construccion SA de CV (b)              59               -          59
        43,300                         43,300               Empresas ICA Sociedad
                             -                              Controladora SA de CV (b)             122               -         122
                                                                                          ------------ --------------- -----------

                                                                                                  181               -         181
                                                                                          ------------ --------------- -----------


                                                     1.49%  Building Products - Cement
                                                            & Aggregate
                        24,713         24,713               Adelaide Brighton Ltd
             -                                                                                      -              47          47
        88,000                         88,000               Anhui Conch Cement Co Ltd
                             -                                                                    143               -         143
       111,000                        111,000               Asia Cement Corp
                             -                                                                     83               -          83
                        11,526         11,526               Associated Cement Co Ltd
             -                                                                                      -             196         196
          5947          84,083         90,030               Cemex SA de CV (b)
                                                                                                   65             482         547
        20,085                         20,085               CRH PLC
                             -                                                                    653               -         653
        47,300                         47,300               Gujarat Ambuja Cements
                             -                              Limited, Sponsored GDR                102               -         102
        14,907          24,912         39,819               Holcim Ltd
                                                                                                1,143           1,905       3,048
         5,800                          5,800               Lafarge SA
                             -                                                                    728                         728
                                                                                                                    -
         2,700                          2,700               Lehman CW08 Anhui Conch
                             -                              Cement Company Ltd - Warrant            5               -           5
                         2,760          2,760               Pretoria Portland Cement Co
             -                                              Ltd                                     -             142         142
        50,128          45,626         95,754               Rinker Group Ltd
                                                                                                  611             556       1,167
                         1,161          1,161               Semapa-Sociedade de
             -                                              Investimento e Gestao                   -              12          12
         6,900                          6,900               Siam City Cement Pcl
                             -                                                                     40               -          40
         1,110                          1,110               Sungshin Cement Co Ltd
                             -                                                                     16               -          16
       129,000                        129,000               Taiwan Cement Corp
                             -                                                                     95               -          95
                                                                                          ------------ --------------- -----------

                                                                                                3,684           3,340       7,024
                                                                                          ------------ --------------- -----------

                                                     0.02%  Cable TV
                         6,835          6,835               Vivax SA (b)
             -                                                                                      -              98          98

                                                     0.06%  Casino Hotels
         2,000          42,859         44,859               Genting Bhd
                                                                                                   13             276         289

                                                     2.77%  Cellular Telecommunications
        55,200          19,011         74,211               America Movil SA de CV ADR
                                                                                                1,836             632       2,468
                       416,314        416,314               China Mobile Ltd
             -                                                                                      -           2,380       2,380
                        23,760         23,760               Cosmote Mobile
             -                                              Telecommunications SA                   -             535         535
                        38,987         38,987               Digi.Com BHD (b)
             -                                                                                                    116         116
                                                                                                    -
         3,400                          3,400               Egyptian Co for Mobile
                                                            Services                               76               -          76
                       140,600        140,600               Far EasTone
             -                                              Telecommunications Co Ltd               -             157         157
                       118,602        118,602               LG Telecom Ltd (b)
             -                                                                                      -           1,550       1,550
                        23,040         23,040               MobileOne Ltd
             -                                                                                      -              30          30
         2,000                          2,000               Mobile Telesystems OJSC ADR
                             -                                                                     59               -          59
                             7              7               Okinawa Cellular Telephone
             -                                              Co                                      -              17          17
         5,900                          5,900               Partner Communications
                             -                                                                     49                          49
           700           1,440          2,140               SK Telecom Co Ltd
                                                                                                   16             310         326
         2,000                          2,000               Telemig Celular
                             -                              Participacoes SA  ADR                  71               -
                                                                                                                               71
    25,886,000                     25,886,000               Tim Participacoes SA ADR
                             -                                                                     98               -          98
         5,700                          5,700               Tim Participacoes SA
                             -                                                                    157               -         157
         1,600           4,630          6,230               Vimpel-Communications ADR
                                                            (b)                                    73             212         285
             1                              1               Vivo Participacoes SA (b)
                             -                                                                      -               -           -
     1,351,998         841,708      2,193,706               Vodafone Group PLC
                                                                                                2,881           1,794       4,675
                                                                                          ------------ --------------- -----------

                                                                                                5,316           7,733      13,049
                                                                                          ------------ --------------- -----------

                                                     1.30%  Chemicals - Diversified
         8,200                          8,200               Bayer AG
                             -                                                                    377               -         377
                        13,415         13,415               K+S AG
             -                                                                                      -           1,082       1,082
                         4,132          4,132               Kanto Denka Kogyo Co Ltd
             -                                                                                      -              38          38
                         2,433          2,433               Lanxess AG (b)
             -                                                                                      -              96          96
                       149,342        149,342               Mitsubishi Gas Chemical Co
             -                                              Inc                                     -           1,714       1,714
        15,600                         15,600               Nitto Denko Corp
                             -                                                                  1,111               -       1,111
                       142,000        142,000               Nan Ya Plastics Corp
             -                                                                                      -             209         209
                        10,267         10,267               NOF Corp
             -                                                                                      -              60          60
         7,000                          7,000               Shin-Etsu Chemical Co Ltd
                             -                                                                    381               -
                                                                                                                              381
                       125,904        125,904               Sumitomo Chemical Co Ltd
             -                                                                                      -           1,051       1,051
                                                                                          ------------ --------------- -----------

                                                                                                1,869           4,250       6,119
                                                                                          ------------ --------------- -----------

                                                     0.00%  Chemicals - Other
         3,500                          3,500               Kingboard Chemical Holdings
                             -                              Ltd                                    10               -          10

                                                     0.02%  Chemicals - Plastics
                        12,207         12,207               Sumitomo Bakelite Co Ltd
             -                                                                                      -             115         115

                                                     0.29%  Chemicals - Specialty
                         5,714          5,714               Elementis Plc
             -                                                                                      -               8           8
         9,800                          9,800               Methanex Corp
                             -                                                                    207               -         207
                         8,322          8,322               Umicore
             -                                                                                      -           1,111       1,111
                         3,169          3,169               Victrex Plc
             -                                                                                      -              45          45
                                                                                          ------------ --------------- -----------

                                                                                                  207           1,164       1,371
                                                                                          ------------ --------------- -----------

                                                     0.01%  Circuit Boards (0.01%)
                         2,232          2,232               Simm Tech Co Ltd
             -                                                                                      -              24
                                                                                                                               24

                                                     0.01%  Coal
         6,700                          6,700               Banpu PCL
                             -                                                                     23               -          23
         4,000                          4,000               CIC Energy Corp (b)
                             -                                                                                      -          27
                                                                                                   27
                                                                                          ------------ --------------- -----------

                                                                                                   50               -          50
                                                                                          ------------ --------------- -----------

                                                     0.00%  Coatings & Paint
                         4,143          4,143               Wattyl Ltd
             -                                                                                      -              11          11

                                                    16.72%  Commercial Banks
        26,580                         26,580               ABN AMRO Holding NV
                             -                                                                    727               -         727
         7,600                          7,600               ABSA Group Ltd
                             -                                                                    106               -         106
        32,627                         32,627               Akbank TAS
                             -                                                                    157               -         157
                        60,708         60,708               Allied Irish Banks Plc
             -                                                                                      -           1,456       1,456
                           475            475               Attijariwafa Bank
             -                                                                                      -                         101
                                                                                                                  101
                        81,830         81,830               Australia & New Zealand
             -                                              Banking Group Ltd                       -           1,616       1,616
        37,900         272,390        310,290               Banca Intesa SpA
                                                                                                                1,595       1,817
                                                                                                  222
                        46,171         46,171               Banca Popolare di Verona e
             -                                              Novara Scrl                             -           1,237       1,237
        58,700         126,173        184,873               Banco Bilbao Vizcaya
                                                            Argentaria SA                       1,207           2,594       3,801
                        14,038         14,038               Banco do Brasil SA
             -                                                                                      -             324         324
         3,000                          3,000               Banco Nossa Caixa SA
                             -                                                                     63               -          63
                         3,620          3,620               Banco Macro Bansud SA ADR
             -                                                                                      -              74          74
                         5,684          5,684               Banco Sabadell SA
             -                                                                                      -             199         199
        70,700         242,510        313,210               Banco Santander Central
                                                            Hispano SA                          1,033           3,541       4,574
                         5,384          5,384               BanColombia SA ADR
             -                                                                                      -             130         130
        88,000                         88,000               Bank Central Asia Tbk PT
                             -                                                                     39               -          39
         6,500          31,066         37,566               Bank Hapoalim BM
                                                                                                   28             132         160
       663,500                        663,500               Bank Mandiri Persero Tbk PT
                             -                                                                    123                         123
                                                                                                                    -
         3,300                          3,300               Bank Muscat SAOG
                             -                                                                     33               -          33
       168,500                        168,500               Bank Rakyat Indonesia
                             -                                                                     75               -          75
        55,800                         55,800               Bank of Ayudhya Pcl
                             -                                                                     25               -          25
                       273,000        273,000               Bank of Communications Co
             -                                              Ltd (c)(d)                              -             177         177
        70,800                         70,800               Bank of East Asia Ltd
                             -                                                                    291               -         291
                           233            233               Bank of Iwate Ltd/The
             -                                                                                      -              14          14
                         1,323          1,323               Bank of Nagoya Ltd/The
             -                                                                                      -               9           9
                       163,213        163,213               Bank of the Philippine
             -                                              Islands                                 -             154         154
                       634,500        634,500               Bank Rakyat Indonesia
             -                                                                                      -             281         281
                       283,407        283,407               Barclays PLC
             -                                                                                      -           3,221       3,221
        15,950          39,374         55,324               BNP Paribas (c)
                                                                                                1,527           3,768       5,295
       112,000                        112,000               BOC Hong Kong Holdings Ltd
                             -                                                                    219               -         219
        57,800                         57,800               Bumiputra-Commerce Holdings
                             -                              Bhd                                    94               -          94
         3,200          17,192         20,392               Canadian Imperial Bank of
                                                            Commerce (b)                          214           1,155       1,369
                           300            300               Canadian Western Bank
             -                                                                                      -              11          11
       112,000                        112,000               China Construction Bank (b)
                             -                                                                     51               -          51
         7,600                          7,600               Commercial International
                                                            Bank GDR                               78               -          78
                             -
         7,700          45,559         53,259               Commerzbank AG
                                                                                                  280           1,654       1,934
                        30,806         30,806               Credit Agricole SA
             -                                                                                      -           1,172       1,172
                         4,408          4,408               Credito Emiliano SpA
             -                                                                                      -              54          54
                        58,380         58,380               Daegu Bank
             -                                                                                      -           1,046       1,046
                         3,279          3,279               Daito Bank Ltd/The
             -                                                                                      -               6
                                                                                                                                6
                        30,555         30,555               Danske Bank A/S
             -                                                                                      -           1,163       1,163
         3,400                          3,400               Deutsche Bank AG
                             -                                                                    383               -         383
        20,000                         20,000               DBS Group Holdings Ltd
                             -                                                                    229               -         229
        16,200         136,182        152,382               DNB NOR ASA
                                                                                                  201           1,691       1,892
        19,100                         19,100               EON Capital Bhd
                             -                                                                     31               -          31
         4,000                          4,000               Erste Bank der
                             -                              Oesterreichischen Sparka              225               -         225
         8,400                          8,400               FirstRand Ltd
                             -                                                                     20               -          20
         4,100          55,561         59,661               Fortis
                                                                                                  140           1,891       2,031
        72,800                         72,800               HBOS PLC
                             -                                                                  1,265               -       1,265
                         2,328          2,328               HDFC Bank Ltd ADR (c)
             -                                                                                      -                         127
                                                                                                                  127
        25,400         338,590        363,990               HSBC Holdings PLC
                                                                                                  447           5,959       6,406
                        24,552         24,552               Industrial & Commercial
             -                                              Bank of China Ltd                                      36          36
                                                                                                    -
                           700            700               Jeonbuk Bank
             -                                                                                      -               6           6
                         1,889          1,889               Kagoshima Bank Ltd/The
             -                                                                                      -              14          14
        43,300                         43,300               Kasikornbank PCL
                             -                                                                     69               -          69
                        22,219         22,219               KBC Groep NV
             -                                                                                      -           2,384       2,384
                         8,463          8,463               Keiyo Bank Ltd/The
             -                                                                                      -              48          48
        11,200                         11,200               Kiatnakin Bank PCL
                             -                                                                      9               -           9
          6290           4,154         10,444               Kookmin Bank
                                                                                                  519             342         861
       280,000                        280,000               Krung Thai Bank PCL
                             -                                                                     74               -          74
        37,200                         37,200               Lloyds TSB Group PLC
                             -                                                                    366               -         366
         4,300                          4,300               Malayan Banking Bhd
                                                                                                   12               -          12
                             -
            61              81            142               Mitsubishi UFJ Financial
                                                            Group Inc                             853           1,112       1,965
         2,667                          2,667               Mizrahi Tefahot Bank Ltd (b)
                                                                                                   15               -          15
                             -
           193             430            623               Mizuho Financial Group Inc
                                                                                                1,634           3,645       5,279
                         8,321          8,321               Nedbank Group Ltd
                                                                                                    -             132         132
             -
                         1,970          1,970               Oita Bank Ltd/The
             -                                                                                      -              16          16
         1,600          22,433         24,033               Pusan Bank
                                                                                                   20             286         306
         1,000           2,128          3,128               Raiffeisen International
                                                            Bank Holding AS                        87             185         272
                        57,900         57,900               Royal Bank of Canada
             -                                                                                      -           2,359       2,359
        74,500                         74,500               Royal Bank of Scotland
                             -                              Group PLC (d)                       2,449               -       2,449
                         1,422          1,422               San-In Godo Bank Ltd/The
             -                                                                                      -              14          14
                         1,769          1,769               Serbank RF (b)
             -                                                                                      -             302         302
                         4,423          4,423               Shiga Bank Ltd/The
             -                                                                                      -              29          29
                       159,000        159,000               Shinsei Bank Ltd
             -                                                                                                  1,008       1,008
                                                                                                    -
                        79,600         79,600               Siam Commercial Bank Public
             -                                              (a)(b)                                  -             120         120
                        59,673         59,673               Skandinaviska Enskilda
             -                                              Banken AB                               -           1,421       1,421
         2,500          19,224         21,724               Societe Generale
                                                                                                  368           2,827       3,195
                         1,203          1,203               Sparebanken Midt-Norge
             -                                                                                      -              14          14
        14,600          14,522         29,122               Standard Bank Group Ltd
                                                                                                  157             157         314
        31,000                         31,000               Standard Chartered PLC
                             -                                                                    757               -         757
           278             276            554               Sumitomo Mitsui Financial
                                                            Group Inc                           2,939           2,921       5,860
                       172,000        172,000               Sumitomo Trust & Banking Co
             -                                              Ltd/The                                 -           1,881       1,881
                         2,550          2,550               Sydbank A/S
             -                                                                                      -              85
                                                                                                                               85
                       540,000        540,000               Taishin Financial Holdings
             -                                              Co Ltd                                  -             331         331
        92,800                         92,800               Tisco Bank PCL
                             -                                                                     54               -          54
                         1,265          1,265               Tokushima Bank Ltd/The
             -                                                                                      -               9           9
        18,114                         18,114               Turkiye Garanti Bankasi AS
                             -                                                                     45               -          45
        17,393                         17,393               Turkiye Is Bankasi
                             -                                                                     86               -          86
         2,300                          2,300               Unibanco - Uniao de Bancos
                             -                              Brasileiros SA  GDR                   153               -         153
        21,000                         21,000               United Overseas Bank Ltd
                             -                                                                    207               -         207
        11,800                         11,800               Westpac Banking Corp
                             -                                                                    204               -         204
                         4,464          4,464               Wing Hang Bank Ltd
             -                                                                                                     39          39
                                                                                          ------------ --------------- -----------

                                                                                               20,610          58,275      78,885
                                                                                          ------------ --------------- -----------

                                                     0.05%  Commercial Services
                        19,009         19,009               Aggreko Plc
             -                                                                                      -                         101
                                                                                                                  101
                         1,418          1,418               ITE Group PLC
             -                                                                                      -               3           3
                            85             85               SGS SA
             -                                                                                      -                          80
                                                                                                                   80
                        10,307         10,307               Venture Link Co Ltd (b)
             -                                                                                      -              34          34
                                                                                          ------------ --------------- -----------

                                                                                                    -             218         218
                                                                                          ------------ --------------- -----------

                                                     0.01%  Commercial Services -
                                                            Finance
         1,100                          1,100               Net 1 UEPS Technologies Inc
                             -                                                                     30               -          30

                                                     0.04%  Computer Aided Design
         3,500                          3,500               Dassault Systemes SA (c)
                             -                                                                    188               -         188

                                                     0.02%  Computer Services
                         1,279          1,279               Alten (b)
             -                                                                                      -              47          47
                         2,128          2,128               HIQ International AB
             -                                                                                      -              11          11
                           190            190               Sopra Group SA
             -                                                                                      -              15          15
                                                                                          ------------ --------------- -----------

                                                                                                    -              73          73
                                                                                          ------------ --------------- -----------

                                                     0.14%  Computers
         2,000          13,200         15,200               High Tech Computer Corp
                                                                                                   55             363         418
        88,000                         88,000               Lenovo Group Ltd
                             -                                                                     29               -          29
         7,000                          7,000               Quanta Computer Inc
                             -                                                                     11               -          11
                       174,000        174,000               Wistron Corp
             -                                                                                                    204         204
                                                                                          ------------ --------------- -----------

                                                                                                   95             567         662
                                                                                          ------------ --------------- -----------

                                                     0.09%  Computers - Memory Devices
        70,000                         70,000               Inotera Memories Inc (b) (d)
                             -                                                                     70               -          70
                       111,200        111,200               Quanta Storage Inc
             -                                                                                      -             186         186
         2,300                          2,300               TDK Corp
                                                                                                  175               -         175
                             -
                                                                                          ------------ --------------- -----------

                                                                                                  245             186         431
                                                                                          ------------ --------------- -----------

                                                     0.01%  Computers - Peripher
                                                            Equiptment
        56,000                         56,000               BOE Technology Group Co Ltd
                             -                                                                     10               -          10
        24,000                         24,000               TPV Technology Ltd
                             -                                                                     23               -          23
                                                                                          ------------ --------------- -----------

                                                                                                   33               -          33
                                                                                          ------------ --------------- -----------

                                                     0.02%  Consulting Services (0.03%)
                         1,982          1,982               ASK Planning Center Inc
             -                                                                                      -              14          14
                           410            410               Intage Inc
             -                                                                                      -              11          11
                         5,758          5,758               Management Consulting Group
             -                                              PLC                                     -               6           6
                           363            363               Poyry Oyj
             -                                                                                      -               4           4
                         7,410          7,410               Savills PLC
             -                                                                                      -              80          80
                                                                                          ------------ --------------- -----------

                                                                                                    -             115         115
                                                                                          ------------ --------------- -----------

                                                     0.04%  Containers - Paper/Plastic
        42,200                         42,200               Amcor Ltd
                             -                                                                    209               -         209

                                                     0.27%  Cosmetics & Toiletries
        14,000                         14,000               Kao Corp
                             -                                                                    366               -         366
         8,100                          8,100               L'Oreal SA
                             -                                                                    765               -         765
                           335            335               Milbon Co Ltd
             -                                                                                      -              14          14
         5,000                          5,000               Natura Cosmeticos SA
                             -                                                                     51               -          51
                         1,668          1,668               Oriflame Cosmetics SA
             -                                                                                      -              55          55
                                                                                          ------------ --------------- -----------

                                                                                                1,182              69       1,251
                                                                                          ------------ --------------- -----------

                                                     0.07%  Cruise Lines
         8,200                          8,200               Carnival PLC
                                                                                                  334               -         334
                             -

                                                     0.00%  Diagnostic Equipment
                           227            227               Draegerwerk AG
             -                                                                                                     15          15
                                                                                                    -

                                                     0.16%  Distribution & Wholesale
                         1,625          1,625               Inabata & Co Ltd
             -                                                                                      -              13
                                                                                                                               13
                        12,546         12,546               Inchcape Plc
             -                                                                                      -             110         110
       161,000                        161,000               Li & Fung Ltd
                             -                                                                    325               -         325
                        15,000         15,000               Tat Hong Holdings Ltd
             -                                                                                      -              10          10
                         1,787          1,787               Univar NV
             -                                                                                      -                          85
                                                                                                                   85
        10,600                         10,600               Wolseley PLC
                             -                                                                    234               -         234
                                                                                          ------------ --------------- -----------

                                                                                                  559             218         777
                                                                                          ------------ --------------- -----------

                                                     0.59%  Diversified Financial
                                                            Services
                        17,992         17,992               Acta Holding ASA
             -                                                                                      -              57          57
         16830         100,000        116,830               Cathay Financial Holding Co
                                                            Ltd                                   171             219         390
        24,000                         24,000               Fubon Financial Holding Co
                             -                              Ltd                                   208               -         208
                         3,762          3,762               Hana Financial Group Inc
                                                                                                    -             177         177
             -
                         1,951          1,951               Investec PLC
             -                                                                                      -              93          93
                        43,822         43,822               Irish Life & Permanent Plc
             -                                                                                      -           1,042       1,042
                         4,700          4,700               Korea Investment Holdings
             -                                              Co Ltd                                  -             154         154
                        95,379         95,379               Shin Kong Financial Holding
             -                                              Co Ltd                                  -             105         105
         3,140           3,342          6,482               Shinhan Financial Group Co
                                                            Ltd                                   147             157         304
                         7,269          7,269               Tower Ltd (b)
             -                                                                                      -              15          15
         2,460          11,480         13,940               Woori Finance Holdings Co
                                                            Ltd                                    46             216         262
                                                                                          ------------ --------------- -----------

                                                                                                  572           2,235       2,807
                                                                                          ------------ --------------- -----------

                                                     0.60%  Diversified Manufacturing
                                                            Operations
                       112,987        112,987               Charter PLC (b)
             -                                                                                      -           1,684       1,684
        48,000                         48,000               Mitsubishi Heavy Industries
                             -                              Ltd                                   207               -         207
        10,100                         10,100               Siemens AG
                             -                                                                    879               -         879
                         7,276          7,276               Senior PLC
             -                                                                                      -               8           8
                         1,460          1,460               SKC Co Ltd
             -                                                                                      -              32          32
                                                                                          ------------ --------------- -----------

                                                                                                1,086           1,724       2,810
                                                                                          ------------ --------------- -----------

                                                     2.11%  Diversified Minerals
          8600          22,210         30,810               Anglo American PLC
                                                                                                  352             912       1,264
                        40,825         40,825               Antofagasta PLC
             -                                                                                                    316         316
                                                                                                    -
        14,637         203,928        218,565               BHP Billiton PLC
                                                                                                  284           3,960       4,244
         3,600                          3,600               Cia Vale do Rio Doce
                             -                                                                     87               -          87
                        28,283         28,283               EuroZinc Mining Corp (b)
             -                                                                                      -              68          68
                         2,289          2,289               Inmet Mining Corp
             -                                                                                      -              86          86
        12,900                         12,900               Oxus Gold PLC (b)
                             -                                                                     13               -          13
                        55,000         55,000               Sumitomo Metal Mining Co
             -                                              Ltd                                     -             718         718
                        27,409         27,409               Teck Cominco Ltd
             -                                                                                      -           1,473       1,473
         9,400          35,210         44,610               Xstrata PLC
                                                                                                  356           1,332       1,688
                                                                                          ------------ --------------- -----------

                                                                                                1,092           8,865       9,957
                                                                                          ------------ --------------- -----------

                                                     0.20%  Diversified Operations
         1,700                          1,700               Ayala Corp
                             -                                                                     12               -          12
        10,000                         10,000               Beijing Enterprises
                             -                              Holdings Ltd                           17               -          17
                           717            717               Bergman & Beving AB
             -                                                                                      -              15          15
         6,000                          6,000               China Merchants Holdings
                             -                              International Co Ltd                   18               -          18
        16,000                         16,000               China Resources Enterprise
                             -                                                                     33               -          33
        28,000                         28,000               Guangdong Investment Ltd
                             -                                                                     11               -          11
                        74,600         74,600               Grupo Carso SA de CV
             -                                                                                      -             173         173
                         3,340          3,340               GS Holdings Corp
                                                                                                    -             105         105
             -
                         7,899          7,899               Hunting Plc
             -                                                                                      -              56          56
        13,600                         13,600               Impulsora Del Desarrollo Y
                             -                              El Empleo en America Latina            12               -          12
                                                            SA de CV (b)
         1,000                          1,000               Melco International
                             -                              Development                             3               -           3
        49,000                         49,000               Swire Pacific Ltd
                             -                                                                    506               -         506
                                                                                          ------------ --------------- -----------

                                                                                                  612             349         961
                                                                                          ------------ --------------- -----------

                                                     0.07%  Diversified Operations -
                                                            Commercial Services
        15,876                         15,876               Brambles Industries Ltd (c)
                             -                                                                    130               -
                                                                                                                              130
        22,800                         22,800               Brambles Industries PLC
                             -                                                                    181               -         181
                                                                                          ------------ --------------- -----------

                                                                                                  311               -         311
                                                                                          ------------ --------------- -----------

                                                     0.01%  E-Commerce - Products
         1,500                          1,500               Submarino SA
                             -                                                                     30               -          30

                                                     0.01%  E-Commerce - Services
           600                            600               Ctrip.com International Ltd
                             -                                                                     31               -          31

                                                     0.30%  Electric - Distribution
                       128,143        128,143               National Grid PLC
             -                                                                                      -           1,386       1,386
                        25,352         25,352               SP AusNet
             -                                                                                      -              24          24
                                                                                          ------------ --------------- -----------

                                                                                                    -           1,410       1,410
                                                                                          ------------ --------------- -----------

                                                     0.31%  Electric - Generation
                        79,622         79,622               British Energy Group PLC (b)
             -                                                                                      -             991         991
        30,800                         30,800               Electricity Generating PCL
                             -                                                                     59               -          59
                         4,480          4,480               CEZ
             -                                                                                      -                         151
                                                                                                                  151
                       101,022        101,022               Glow Energy PCL (a)
             -                                                                                      -              70          70
        14,700                         14,700               Ratchaburi Electricity
                             -                              Generating Holding PCL                 13               -          13
                        25,413         25,413               Tractebel Energia SA
             -                                                                                      -             202         202
                                                                                          ------------ --------------- -----------

                                                                                                                1,414       1,486
                                                                                                   72
                                                                                          ------------ --------------- -----------

                                                     2.20%  Electric - Integrated
                         4,810          4,810               ASM
             -                                                                                      -              18          18
         2,300                          2,300               Enersis SA/Chile
                             -                                                                     26               -          26
         2,900          27,628         30,528               E.ON AG
                                                                                                  334           3,179       3,513
                         2,553          2,553               Fortis Inc
                                                                                                    -              51          51
             -
                        65,784         65,784               Fortum Oyj
             -                                                                                      -           1,682       1,682
        11,500                         11,500               Iberdrola SA (c)
                             -                                                                    396               -         396
                       384,301        384,301               International Power PLC
             -                                                                                      -           2,022
                                                                                                                            2,022
        22,400                         22,400               Kansai Electric Power Co
                             -                              Inc/The                               501               -         501
                         5,370          5,370               Korea Electric Power Corp
             -                                                                                      -             199         199
     1,378,000                      1,378,000               Light SA (b)
                             -                                                                      9               -           9
                           231            231               MVV Energie AG
             -                                                                                                      6           6
                                                                                                    -
         4,400                          4,400               Reliance Energy Ltd GDR
                             -                                                                    130               -         130
                         9,293          9,293               RWE AG
             -                                                                                      -             774         774
        19,600                         19,600               Scottish & Southern Energy
                             -                              PLC                                   417               -         417
        11,600                         11,600               Tenaga Nasional Bhd
                             -                                                                     29               -          29
         7,800                          7,800               Tokyo Electric Power Co
                             -                              Inc/The                               215               -         215
         5,600                          5,600               Unified Energy System GDR
                             -                                                                    387               -         387
                                                                                          ------------ --------------- -----------

                                                                                                2,444           7,931      10,375
                                                                                          ------------ --------------- -----------

                                                     0.18%  Electric Products -
                                                            Miscellaneous
       144,000                        144,000               Johnson Electric Holdings
                             -                              Ltd                                   105               -         105
                         3,530          3,530               LG Electronics Inc
             -                                                                                      -             214         214
                         3,000          3,000               Nippon Signal Co Ltd
             -                                                                                      -              29          29
                            44             44               Solar Holdings A/S
             -                                                                                      -               4           4
        70,000                         70,000               Toshiba Corp (c)
                             -                                                                    457               -         457
                         2,505          2,505               Ultra Electronics Holdings
             -                                                                                      -              45          45
                                                                                          ------------ --------------- -----------

                                                                                                  562             292         854
                                                                                          ------------ --------------- -----------

                                                     0.03%  Electric - Transmission
                         1,643          1,643               Red Electrica de Espana
             -                                                                                      -              57          57
                        40,206         40,206               Terna SpA
             -                                                                                      -             107         107
                                                                                          ------------ --------------- -----------

                                                                                                    -             164         164
                                                                                          ------------ --------------- -----------

                                                     0.99%  Electronic Components -
                                                            Miscellaneous
         9,000                          9,000               Asustek Computer Inc
                             -                                                                     22               -          22
         9,000                          9,000               Asustek Computer Inc GDR
                             -                                                                     22               -          22
        12,800                         12,800               AU Optronics Corporation,
                             -                              ADR                                   182               -         182
         3,100                          3,100               Chi Mei Optoelectronics
                             -                              Corp GDR                               34                          34
                                                                                                                    -
                         1,850          1,850               Chemring Group PLC
             -                                                                                      -              40          40
         9,100                          9,100               Fanuc Ltd
                             -                                                                    817               -         817
        46,000          96,857        142,857               HON HAI Precision Industry
                                                            Co Ltd                                568             598       1,166
         8,400          28,300         36,700               Hoya Corp (c)
                                                                                                  299           1,008       1,307
                         3,619          3,619               Koa Corp
             -                                                                                      -              50          50
         7,600                          7,600               LG.Philips LCD Co Ltd ADR
                             -                              (b)                                   138               -         138
         3,300                          3,300               Murata Manufacturing Co Ltd
                             -                                                                    214               -         214
                         1,116          1,116               Nihon Dempa Kogyo Co Ltd
             -                                                                                      -              35          35
        28,000                         28,000               Nippon Electric Glass Co Ltd
                             -                                                                    562               -         562
                         4,116          4,116               Star Micronics Co Ltd
             -                                                                                      -              83          83
                         1,444          1,444               U-Shin Ltd
             -                                                                                      -              13          13
                                                                                          ------------ --------------- -----------

                                                                                                2,858           1,827       4,685
                                                                                          ------------ --------------- -----------

                                                     1.28%  Electronic Components -
                                                            Semiconductors
        31,000                         31,000               ARM Holdings Plc
                             -                                                                     65               -          65
           950           9,007          9,957               Hynix Semiconductor Inc (b)
                                                                                                   31             292         323
         6,200                          6,200               Infineon Technologies AG (b)
                             -                                                                     69               -          69
        11,000          21,900         32,900               MediaTek Inc
                                                                                                  102             203         305
                         1,446          1,446               Mimasu Semiconductor
             -                                              Industry Co Ltd                                        27          27
                                                                                                    -
         3,400                          3,400               Rohm Co Ltd
                             -                                                                    304               -         304
         3,998           1,712          5,710               Samsung Electronics Co Ltd
                                                                                                                1,088       3,629
                                                                                                2,541
                         1,624          1,624               Shinko Electric Industries
             -                                                                                      -              47          47
                        42,891         42,891               SOITEC (b)
             -                                                                                      -           1,269       1,269
           500                            500               Zoran Corp (b)
                             -                                                                     12               -          12
                                                                                          ------------ --------------- -----------

                                                                                                3,124           2,926       6,050
                                                                                          ------------ --------------- -----------

                                                     0.05%  Electronic Connectors
         2,100                          2,100               Hirose Electric Co Ltd
                             -                                                                    255               -         255

                                                     0.12%  Electronic Measurement
                                                            Instruments
         4,800                          4,800               Advantest Corp
                             -                                                                    489               -         489
                           125            125               Sartorius AG
                                                                                                    -               5           5
                             5              5               V Technology Co Ltd
             -                                                                                      -              68          68
                                                                                          ------------ --------------- -----------

                                                                                                  489              73         562
                                                                                          ------------ --------------- -----------

                                                     0.01%  Electronic Parts
                                                            Distribution
                           267            267               Macnica Inc
             -                                                                                      -               7           7
        24,000                         24,000               Synnex Technology
                             -                              International Corp                     26               -          26
                                                                                          ------------ --------------- -----------

                                                                                                   26               7          33
                                                                                          ------------ --------------- -----------

                                                     0.03%  Electronics - Military
         6,900                          6,900               Safran SA
                             -                                                                    150               -         150

                                                     0.69%  Engineering - Research &
                                                            Development Services (0.94%)
                       171,495        171,495               ABB Ltd
             -                                                                                      -           2,226       2,226
                           791            791               Arcadis NV
             -                                                                                      -              37          37
                         4,108          4,108               Bradken Ltd
             -                                                                                      -              16          16
                         8,265          8,265               Downer EDI Ltd
             -                                                                                      -              46          46
                         1,930          1,930               Keller Group PLC
                                                                                                    -              21          21
             -
                         6,314          6,314               Macmahon Holdings Ltd
             -                                                                                      -               4
                                                                                                                                4
                         1,054          1,054               Meisei Industrial Co Ltd
             -                                                                                      -               6           6
         3,130                          3,130               Samsung Engineering Co Ltd
                             -                                                                    140               -         140
                        51,860         51,860               WorleyParsons Ltd
             -                                                                                      -             774         774
                           801            801               WSP Group PLC
                                                                                                    -               6           6
                                                                                          ------------ --------------- -----------

                                                                                                  140           3,136       3,276
                                                                                          ------------ --------------- -----------

                                                     0.19%  Enterprise Software &
                                                            Services
                         6,172          6,172               Autonomy Corp PLC (b)
             -                                                                                      -              47          47
                           147            147               Linedata Services
             -                                                                                      -               4           4
         6,000                          6,000               SAP AG
                             -                                                                    775               -         775
                         5,435          5,435               Totvs SA (b)
             -                                                                                      -              81          81
                                                                                          ------------ --------------- -----------

                                                                                                  775             132         907
                                                                                          ------------ --------------- -----------

                                                     0.00%  Environmental Monitoring &
                                                            Detection (0.01%)
                           595            595               Munters AB
             -                                                                                      -              20          20

                                                     0.00%  E-Services - Consulting
                         1,637          1,637               Transcom WorldWide SA
             -                                                                                      -              18          18

                                                     0.05%  Feminine Health Care
                                                            Products
                       145,796        145,796               Hengan International Group
             -                                              Co Ltd                                  -             237         237

                                                     0.00%  Finance - Commercial
        27,200                         27,200               Thanachart Capital PCL
                             -                                                                     10               -          10

                                                     0.05%  Finance - Consumer Loans
                        56,276         56,276               African Bank Investments
             -                                              Ltd                                     -             221         221


                                                     0.03%  Finance - Credit Card
                         3,280          3,280               LG Card Co Ltd
             -                                                                                                    162         162
                                                                                                    -

                                                     2.42%  Finance - Investment Banker
                                                            & Broker
                         6,564          6,564               Babcock & Brown
             -                                              International Pty Ltd                   -             106         106
                         2,874          2,874               Binck NV
             -                                                                                      -              50          50
                         1,165          1,165               Canaccord Capital Inc
             -                                                                                      -              19          19
         9,605          60,371         69,976               Credit Suisse Group
                                                                                                  537           3,371       3,908
                        87,000         87,000               Daiwa Securities Group Inc
             -                                                                                                  1,038       1,038
                                                                                                    -
         7,099                          7,099               Macquarie Bank Ltd
                             -                                                                    364               -         364
                       108,538        108,538               Nomura Holdings Inc
             -                                                                                      -           2,037       2,037
           430                            430               Samsung Securities Co Ltd
                             -                                                                     23               -          23
                         4,006          4,006               Takagi Securities Co Ltd
             -                                                                                      -              22          22
         1,837          33,481         35,318               UBS AG
                                                                                                  201           3,662       3,863
                                                                                          ------------ --------------- -----------

                                                                                                1,125          10,305      11,430
                                                                                          ------------ --------------- -----------

                                                     0.99%  Finance - Leasing Company
                         2,453          2,453               Banca Italease
             -                                                                                      -             123         123
                           959            959               Fuyo General Lease Co Ltd
                                                                                                    -              38          38
             -
         5,490           9,272         14,762               ORIX Corp
                                                                                                1,341           2,267       3,608
                           268            268               STB Leasing Co Ltd
             -                                                                                      -               4           4
                        16,400         16,400               Sumisho Lease Co Ltd
             -                                                                                      -             911         911
                                                                                          ------------ --------------- -----------

                                                                                                1,341           3,343       4,684
                                                                                          ------------ --------------- -----------

                                                     0.01%  Finance - Mortgage
                                                            Loan/Banker (0.01%)
                         3,538          3,538               Paragon Group of Cos PLC
             -                                                                                                     43          43
                                                                                                    -

                                                     0.83%  Finance - Other Services
                         2,414          2,414               Australian Stock Exchange
             -                                              Ltd (c)                                 -              58          58
                         1,194          1,194               Datamonitor Plc
             -                                                                                      -               8           8
         1,989          12,834         14,823               Deutsche Boerse AG (c)
                                                                                                  271           1,751       2,022
        17,493                         17,493               Grupo Financiero Banorte SA
                             -                              de CV                                  41               -          41
         7,700                          7,700               Grupo Financiero Inbursa SA
                             -                                                                                      -          12
                                                                                                   12
                         3,173          3,173               Hellenic Exchanges Holding
             -                                              SA (b)                                  -              51          51
                        37,026         37,026               Man Group Plc
             -                                                                                      -           1,746       1,746
                                                                                          ------------ --------------- -----------

                                                                                                  324           3,614       3,938
                                                                                          ------------ --------------- -----------

                                                     0.29%  Fisheries
                         4,178          4,178               Cermaq ASA
             -                                                                                      -              56          56
                         9,098          9,098               Katokichi Co Ltd
             -                                                                                      -              92          92
                     1,148,216      1,148,216               PAN Fish ASA (b)
             -                                                                                      -           1,244       1,244
                                                                                          ------------ --------------- -----------

                                                                                                    -           1,392       1,392
                                                                                          ------------ --------------- -----------

                                                     0.00%  Food - Baking
                             5              5               Hiestand Holding AG
             -                                                                                      -               5           5

                                                     0.06%  Food - Dairy Products
        85,000                         85,000               China Mengniu Dairy Co Ltd
                             -                                                                    101               -         101
                         1,473          1,473               Robert Wiseman Dairies Plc
             -                                                                                      -              10          10
                         4,644          4,644               Wimm-Bill-Dann Foods OJSC
             -                                              ADR (c)                                 -             182         182
                                                                                          ------------ --------------- -----------

                                                                                                  101             192         293
                                                                                          ------------ --------------- -----------

                                                     0.00%  Food - Flour & Grain
                            74             74               Samyang Genex Co Ltd
             -                                                                                      -               7           7

                                                     0.00%  Food - Meat Products
           210                            210               Perdigao SA
                             -                                                                      2               -           2

                                                     1.56%  Food -
                                                            Miscellaneous/Diversified
        21,143                         21,143               Cadbury Schweppes PLC
                                                                                                  204               -         204
                         2,548          2,548               Daesang Corp
                                                                                                    -              36          36
         3,000          18,483         21,483               Groupe Danone
                                                                                                  381           2,348       2,729
         3,775           7,424         11,199               Nestle SA
                                                                                                1,186           2,327       3,513
           100                            100               Nong Shim Co Ltd
                                                                                                   26               -          26
                         1,000          1,000               Q'Sai Co Ltd
                                                                                                    -              14          14
         5,322                          5,322               Royal Numico NV
                                                                                                  239               -         239
                         4,794          4,794               Tiger Brands Ltd
                                                                                                    -              96          96
                           560            560               Unicharm Petcare Corp
                                                                                                    -              24          24
        13,500                         13,500               Unilever NV
                                                                                                  306                         306
                                                                                                                    -
         2,605                          2,605               Unilever PLC
                                                                                                   59               -          59
                       335,000        335,000               Universal Robina Corp
                                                                                                                  114         114
                                                                                          ------------ --------------- -----------

                                                                                                                4,959       7,360
                                                                                                2,401
                                                                                          ------------ --------------- -----------

                                                     0.15%  Food - Retail
        22,000                         22,000               Lianhua Supermarket
                             -                              Holdings Co Ltd                        23               -
                                                                                                                               23
         2,800                          2,800               Pyaterochka Holding NV GDR
                             -                                                                     47               -          47
        18,200                         18,200               Super-Sol Ltd
                             -                                                                     50               -          50
        31,000                         31,000               Tesco PLC
                             -                                                                    191               -         191
        24,986                         24,986               Woolworths Ltd
                             -                                                                    374                         374
                                                                                                                    -
                                                                                          ------------ --------------- -----------

                                                                                                  685               -         685
                                                                                          ------------ --------------- -----------

                                                     0.02%  Food - Wholesale &
                                                            Distribution
                        30,080         30,080               Metcash Ltd
             -                                                                                      -              83          83
                         1,253          1,253               Valor Co Ltd
             -                                                                                      -              23          23
                                                                                          ------------ --------------- -----------

                                                                                                    -             106         106
                                                                                          ------------ --------------- -----------

                                                     0.01%  Footwear & Related Apparel
                                                            (0.01%)
                        44,704         44,704               Prime Success International
             -                                              Group                                   -              28          28

                                                     0.23%  Gambling (Non-Hotel)
         6,300          23,257         29,557               OPAP SA
                                                                                                  228             842       1,070

                                                     0.06%  Gas - Distribution
                         4,646          4,646               Alinta Ltd
             -                                                                                      -              36          36
        52,000                         52,000               Tokyo Gas Co Ltd
                             -                                                                    245               -         245
                                                                                          ------------ --------------- -----------

                                                                                                  245              36         281
                                                                                          ------------ --------------- -----------

                                                     0.38%  Gold Mining
           900                            900               AngloGold Ashanti Ltd
                             -                                                                     45               -          45
         1,700                          1,700               AngloGold Ashanti Ltd ADR
                                                                                                   82               -          82
         1,200                          1,200               Banro Corp (b)
                                                                                                   12               -
                                                                                                                               12
        26,100                         26,100               Barrick Gold Corp
                                                                                                  773               -         773
         8,600          13,179         21,779               Gold Fields Ltd
                                                                                                  194             299         493
        16,400                         16,400               Harmony Gold Mining Co Ltd
                             -                              (b)                                   261               -         261
                         6,072          6,072               Northgate Minerals Corp (b)
             -                                                                                      -              22          22
                       176,000        176,000               Zijin Mining Group Co Ltd
             -                                                                                      -              88          88
                                                                                          ------------ --------------- -----------

                                                                                                1,367             409       1,776
                                                                                          ------------ --------------- -----------

                                                     0.00%  Hazardous Waste Disposal
                           700            700               Newalta Income Fund
             -                                                                                      -              21          21

                                                     0.01%  Home Furnishings
                         1,698          1,698               Nobia AB
             -                                                                                      -              55          55

                                                     0.11%  Hotels & Motels
                                                                                                                    -
         4,600                          4,600               Accor SA (c)
                             -                                                                    280               -         280
        35,000                         35,000               Banyan Tree Holdings Ltd (b)
                             -                                                                     20               -          20
         3,700                          3,700               Kingdom Hotel Investments
                             -                                                                     26               -          26
         7,200                          7,200               Minor International PCL
                             -                                                                      2               -           2
        74,000                         74,000               Shangri-La Asia Ltd
                             -                                                                    142               -         142
                         2,886          2,886               Sol Melia SA
                                                                                                    -              47
                                                                                                                               47
                                                                                          ------------ --------------- -----------

                                                                                                  470              47         517
                                                                                          ------------ --------------- -----------

                                                     0.27%  Human Resources
         3,800                          3,800               Adecco SA
                             -                                                                    225               -         225
                           626            626               Brunel International
             -                                                                                      -              23          23
                       134,879        134,879               Michael Page International
             -                                              Plc                                     -             874         874
                         4,299          4,299               Robert Walters Plc
             -                                                                                      -              19          19
                         1,484          1,484               USG People NV
             -                                                                                      -             113         113
                                                                                          ------------ --------------- -----------

                                                                                                  225           1,029       1,254
                                                                                          ------------ --------------- -----------

                                                     1.48%  Import & Export
                           458            458               Daewoo International Corp
             -                                                                                      -              16          16
                       150,000        150,000               Itochu Corp
             -                                                                                      -           1,319       1,319
        27,700          96,535        124,235               Mitsubishi Corp
                                                                                                  553           1,930       2,483
        17,000                         17,000               Mitsui & Co Ltd
                             -                                                                    240               -         240
        59,000         161,000        220,000               Sumitomo Corp
                                                                                                  778           2,125       2,903
        35,000                         35,000               Test-Rite International Co
                             -                                                                     23               -          23
                                                                                          ------------ --------------- -----------

                                                                                                                5,390       6,984
                                                                                                1,594
                                                                                          ------------ --------------- -----------

                                                     0.02%  Industrial Automation &
                                                            Robots
                         6,000          6,000               CKD Corp
             -                                                                                      -              93          93

                                                     0.07%  Industrial Gases
         1,672                          1,672               Air Liquide
                             -                                                                    326               -         326

                                                     0.01%  Instruments - Scientific
                         1,165          1,165               Ulvac Inc
             -                                                                                      -              40          40

                                                     0.00%  Internet Brokers
                           928            928               Comdirect Bank AG
             -                                                                                      -               9           9

                                                     0.01%  Internet Content -
                                                            Entertainment
                         7,526          7,526               Buongiorno SpA (b)
             -                                                                                      -                          39
                                                                                                                   39

                                                     0.00%  Internet Gambling
                           789            789               IG Group Holdings PLC
             -                                                                                      -               3           3

                                                     0.35%  Internet Incubators
        74,700                         74,700               Softbank Corp (c)
                             -                                                                  1,674               -       1,674

                                                     0.10%  Internet Security
                             7              7               Digital Arts Inc (b)
             -                                                                                      -              22          22
        13,000                         13,000               Trend Micro Inc
                             -                                                                    439               -         439
                                                                                          ------------ --------------- -----------

                                                                                                  439              22         461
                                                                                          ------------ --------------- -----------

                                                     0.03%  Investment Companies
                         6,419          6,419               ABG Sundal Collier ASA
             -                                                                                      -              10
                                                                                                                               10
                        13,112         13,112               Bure Equity AB (b)
             -                                                                                      -               5           5
         4,700                          4,700               Macquarie Korea
                             -                              Infrastructure Fund (b)                34               -          34
         4,200                          4,200               Macquarie Korea
                             -                              Infrastructure Fund, GDR (b)           30               -          30
         5,000                          5,000               SM Investments Corp
                             -                                                                     20               -          20
         7,900                          7,900               Suramericana de Inversiones
                             -                              SA                                     37               -          37
                                                                                          ------------ --------------- -----------

                                                                                                  121              15         136
                                                                                          ------------ --------------- -----------

                                                     0.06%  Investment Management &
                                                            Advisory Services
                        33,296         33,296               Aberdeen Asset Management
             -                                              PLC                                     -              94          94
                            25             25               Kenedix Inc
             -                                                                                      -             109         109
                         2,352          2,352               MFS Ltd
             -                                                                                      -               7           7
                         6,743          6,743               Record Investments Ltd
             -                                                                                      -              62          62
                             6              6               Risa Partners Inc
             -                                                                                      -              24          24
                                                                                          ------------ --------------- -----------

                                                                                                    -             296         296
                                                                                          ------------ --------------- -----------

                                                     0.25%  Leisure & Recreation
                                                            Products
                           447            447               CTS Eventim AG
             -                                                                                      -              14          14
        12,000                         12,000               Li Ning Co Ltd
                             -                                                                     12               -          12
                        31,500         31,500               Sega Sammy Holdings Inc
             -                                                                                      -           1,168       1,168
                                                                                          ------------ --------------- -----------

                                                                                                   12           1,182       1,194
                                                                                          ------------ --------------- -----------

                                                     0.41%  Life & Health Insurance
       107,000                        107,000               China Life Insurance Co Ltd
                             -                              (b)                                   169               -         169
         5,600                          5,600               Manulife Financial Corp (c)
                             -                                                                    177               -         177
                        97,810         97,810               Metropolitan Holdings Ltd
             -                                                                                      -             162         162
                        67,294         67,294               Resolution Plc
             -                                                                                      -             834         834
                       111,503        111,503               Sanlam Ltd
             -                                                                                      -             227         227
                           446            446               Swiss Life Holding (b)
             -                                                                                      -             104         104
         3,200                          3,200               T&D Holdings Inc
                             -                                                                    259                         259
                                                                                          ------------ --------------- -----------

                                                                                                  605           1,327       1,932
                                                                                          ------------ --------------- -----------

                                                     0.05%  Lighting Products & Systems
        10,100                         10,100               Ushio Inc
                             -                                                                    213               -
                                                                                                                              213

                                                     0.01%  Lottery Services
           300                            300               Tanjong Plc
                             -                                                                      1               -           1
                        21,130         21,130               Tattersall's Ltd
             -                                                                                      -              44          44
                                                                                          ------------ --------------- -----------

                                                                                                    1              44          45
                                                                                          ------------ --------------- -----------

                                                     0.83%  Machinery - Construction &
                                                            Mining
                         1,973          1,973               Aichi Corp
                                                                                                    -              18          18
             -
        11,700          38,534         50,234               Atlas Copco AB
                                                                                                  325           1,070       1,395
                        32,700         32,700               Hitachi Construction
             -                                              Machinery Co Ltd                        -             788         788
                        84,000         84,000               Komatsu Ltd
             -                                                                                      -           1,672       1,672
                           101            101               Palfinger AG
             -                                                                                      -               9           9
                           400            400               Takeuchi Manufacturing Co
             -                                              Ltd                                     -              18          18
                           671            671               Wajax Income Fund
             -                                                                                      -              24          24
                                                                                          ------------ --------------- -----------

                                                                                                  325           3,599       3,924
                                                                                          ------------ --------------- -----------

                                                     0.24%  Machinery - Electrical
                           614            614               Disco Corp
             -                                                                                      -              34          34
         2,800                          2,800               Nidec Corp
                             -                                                                                      -         201
                                                                                                  201
         6,300                          6,300               SMC Corp/Japan
                             -                                                                    891               -         891
                                                                                          ------------ --------------- -----------

                                                                                                1,092              34       1,126
                                                                                          ------------ --------------- -----------

                                                     0.54%  Machinery - General
                                                            Industry
                           618            618               Andritz AG
             -                                                                                      -             102         102
           300                            300               Doosan Heavy Industries and
                             -                              Construction Co Ltd                    11               -          11
         7,850                          7,850               Doosan Infracore Co Ltd
                             -                                                                    130               -         130
                           714            714               Frigoglass SA
             -                                                                                      -              10          10
                         9,946          9,946               Furukawa Co Ltd
             -                                                                                      -              20          20
                         2,985          2,985               Haulotte Group
             -                                                                                      -              86          86
                           128            128               Hyundai Elevator Co Ltd
             -                                                                                      -              10          10
                        27,237         27,237               MAN AG
             -                                                                                      -           1,974       1,974
                        65,423         65,423               MMI Holding Ltd
             -                                                                                      -              30          30
                        94,000         94,000               Shanghai Prime Machinery Co
             -                                              Ltd                                    34                          34
                         3,041          3,041               Sintokogio Ltd
             -                                                                                      -                          41
                                                                                                                   41
                         9,432          9,432               Toshiba Machine Co Ltd
             -                                                                                      -             107         107
                                                                                          ------------ --------------- -----------

                                                                                                  175           2,380       2,555
                                                                                          ------------ --------------- -----------

                                                     0.01%  Machinery - Material
                                                            Handling
                         2,084          2,084               Fuji Machine Manufacturing
             -                                              Co Ltd                                  -              50          50

                                                     0.00%  Machinery - Pumps
                           366            366               Pfeiffer Vacuum Technology
             -                                              AG                                      -              23          23

                                                     0.00%  Machinery - Thermal
                                                            Processing
                         1,259          1,259               Denyo Co Ltd
             -                                                                                      -              18          18

                                                     0.21%  Machinery Tools & Related
                                                            Products
                        33,723         33,723               Mori Seiki Co Ltd
             -                                                                                      -             730         730
        23,000                         23,000               Sandvik AB
                             -                                                                    268               -         268
                                                                                          ------------ --------------- -----------

                                                                                                  268             730         998
                                                                                          ------------ --------------- -----------

                                                     0.00%  Medical - Biomedical/Gene
                           167            167               Fornix Biosciences NV
             -                                                                                      -               5           5

                                                     6.20%  Medical - Drugs
         3,300                          3,300               Altana AG
                             -                                                                    184               -         184
         4,500                          4,500               Astellas Pharma Inc
                             -                                                                                      -         165
                                                                                                  165
        30,400          65,459         95,859               AstraZeneca PLC
                                                                                                1,835           3,951       5,786
                           413            413               Daewoong Pharmaceutical Co
             -                                              Ltd                                                    16          16
                                                                                                    -
        11,000                         11,000               Daiichi Sankyo Co Ltd (b)
                             -                                                                    303               -         303
                         6,385          6,385               Dr Reddy's Laboratories Ltd
             -                                              ADR (c)                                 -             177         177
                        83,529         83,529               GlaxoSmithKline PLC
             -                                                                                      -           2,334       2,334
                           696            696               Kobayashi Pharmaceutical Co
             -                                              Ltd                                     -              28          28
                         6,213          6,213               Merck KGaA
             -                                                                                      -             566         566
                         1,558          1,558               Nippon Shinyaku Co Ltd
             -                                                                                      -              13          13
        33,065          60,085         93,150               Novartis AG
                                                                                                1,791           3,247       5,038
         6,300                          6,300               Novo-Nordisk A/S
                             -                                                                    401               -         401
        11,978                         11,978               Ranbaxy Laboratories Ltd
                             -                                                                     93               -
                                                                                                                               93
                         5,286          5,286               Recordati SpA
             -                                                                                                     39          39
         4,479          26,601         31,080               Roche Holding AG
                                                                                                  740           4,389       5,129
                        57,317         57,317               Rohto Pharmaceutical Co Ltd
             -                                                                                                    604         604
        25,300          24,649         49,949               Sanofi-Aventis
                                                                                                2,469           2,405       4,874
                           523            523               Seikagaku Corp
             -                                                                                                      6           6
         9,100          20,300         29,400               Takeda Pharmaceutical Co
                                                            Ltd                                   566           1,264       1,830
        19,600                         19,600               Teva Pharmaceutical
                             -                              Industries Ltd ADR                    619               -         619
                         1,500          1,500               TopoTarget A/S (b)
             -                                                                                      -               9           9
                        24,000         24,000               Tsumura & Co
             -                                                                                      -             684         684
         6,300                          6,300               UCB SA
                             -                                                                    341               -         341
                                                                                          ------------ --------------- -----------

                                                                                                9,507          19,732      29,239
                                                                                          ------------ --------------- -----------

                                                     0.07%  Medical - Generic Drugs
                         1,360          1,360               Sawai Pharmaceutical Co Ltd
             -                                                                                      -              69          69
                         8,141          8,141               Teva Pharmaceutical
             -                                              Industries Ltd ADR                      -             257         257
                           401            401               Towa Pharmaceutical Co Ltd
             -                                                                                                     10          10
                                                                                                    -
                                                                                          ------------ --------------- -----------

                                                                                                    -             336         336
                                                                                          ------------ --------------- -----------

                                                     0.00%  Medical - Hospitals
        15,590                         15,590               Network Healthcare Holdings
                             -                              Ltd                                    21               -          21

                                                     0.01%  Medical - Nursing Homes
                           451            451               Orpea (b)
             -                                                                                      -              31          31

                                                     0.01%  Medical - Wholesale Drug
                                                            Distribution
                         2,186          2,186               Meda AB
             -                                                                                      -              46          46
         6,000                          6,000               Selcuk Ecza Deposu Ticaret
                             -                              ve Sanayi AS (b)                       17               -          17
                                                                                          ------------ --------------- -----------

                                                                                                   17              46          63
                                                                                          ------------ --------------- -----------

                                                     0.02%  Medical Instruments
                           150            150               Biacore International AB
             -                                                                                      -               7           7
                         7,642          7,642               Gyrus Group PLC (b)
             -                                                                                      -              49          49
                         2,233          2,233               Nihon Kohden Corp
             -                                                                                      -              37          37
                                                                                          ------------ --------------- -----------

                                                                                                    -              93          93
                                                                                          ------------ --------------- -----------

                                                     0.01%  Medical Laboratory &
                                                            Testing Service
                           388            388               BioMerieux
             -                                                                                      -              23          23
                           463            463               BML Inc
             -                                                                                      -              10          10
                                                                                          ------------ --------------- -----------

                                                                                                    -              33          33
                                                                                          ------------ --------------- -----------

                                                     0.43%  Medical Products
         5,000                          5,000               Aspen Pharmacare Holdings
                             -                              Ltd                                    25               -          25
                        25,116         25,116               Phonak Holding AG
             -                                                                                      -           1,567       1,567
        26,700                         26,700               Smith & Nephew PLC
                             -                                                                    206               -         206
         1,700                          1,700               Synthes Inc
                             -                                                                    205               -         205
                           800            800               Q-Med AB
             -                                                                                      -              10          10
                                                                                          ------------ --------------- -----------

                                                                                                  436           1,577       2,013
                                                                                          ------------ --------------- -----------

                                                     0.34%  Metal - Aluminum
        28,700                         28,700               Alcan Inc (c)
                             -                                                                  1,344               -       1,344
                       158,000        158,000               Aluminum Corp of China Ltd
                                                                                                    -             117         117
             -
                         1,585          1,585               Aluminum of Greece S.A.I.C.
             -                                                                                      -              33          33
                        33,252         33,252               Hindalco Industries Ltd
             -                                              (b)(d)                                  -             127         127
                                                                                          ------------ --------------- -----------

                                                                                                1,344             277       1,621
                                                                                          ------------ --------------- -----------

                                                     0.01%  Metal - Copper
         1,300                          1,300               Kazakhmys PLC
                             -                                                                     29               -          29

                                                     1.37%  Metal - Diversified
                         5,186          5,186               AUR Resources Inc
             -                                                                                      -              83          83
                         7,148          7,148               Breakwater Resources Ltd (b)
             -                                                                                      -               8           8
           200                            200               Freeport-McMoRan Copper &
                             -                              Gold Inc                               11               -          11
         8,100                          8,100               Inco Ltd
                             -                                                                                      -         534
                                                                                                  534
         8,600                          8,600               Ivanhoe Mines Ltd/CA (b)
                             -                                                                     58               -          58
                         2,780          2,780               JSC MMC Norilsk Nickel -
             -                                              ADR (a)(b)                              -             120         120
                         9,746          9,746               Kumba Resources Ltd
             -                                                                                      -             175         175
           900           2,696          3,596               MMC Norilsk Nickel ADR
                                                                                                  117             348         465
         7,400          55,707         63,107               Rio Tinto PLC
                                                                                                  391           2,947       3,338
                        32,773         32,773               Vedanta Resources PLC
             -                                                                                      -             827         827
                       112,717        112,717               Zinifex Ltd
             -                                                                                      -             839         839
                                                                                          ------------ --------------- -----------

                                                                                                1,111           5,347       6,458
                                                                                          ------------ --------------- -----------

                                                     0.09%  Metal - Iron
         5,700          12,469         18,169               Novolipetsk Steel (a)
                                                                                                  128             274         402

                                                     0.36%  Metal Processors &
                                                            Fabrication
        12,900                         12,900               Assa Abloy AB
                             -                                                                    217               -         217
                        21,904         21,904               Catcher Technology Co Ltd
             -                                                                                      -             232         232
                        13,376         13,376               Lupatech SA (b)
             -                                                                                      -             131         131
                           502            502               Martinrea International Inc
             -                                              (b)                                     -               3           3
                         1,036          1,036               Nippon Filcon Co Ltd/Tokyo
             -                                                                                      -              16          16
                       124,000        124,000               NSK Ltd
                                                                                                    -           1,029       1,029
             -
                         5,190          5,190               Ryobi Ltd
             -                                                                                      -              34          34
                         1,053          1,053               Tocalo Co Ltd
                                                                                                    -              33          33
             -
                                                                                          ------------ --------------- -----------

                                                                                                  217           1,478       1,695
                                                                                          ------------ --------------- -----------

                                                     0.01%  Metal Products -
                                                            Distribution
                         1,617          1,617               Daiichi Jitsugyo Co Ltd
             -                                                                                      -               8           8
                           644            644               Furusato Industries Ltd
             -                                                                                      -              11          11
                           251            251               Onoken Co Ltd
             -                                                                                      -               4           4
                           722            722               Sato Shoji Corp
             -                                                                                      -               7           7
                                                                                          ------------ --------------- -----------

                                                                                                    -              30          30
                                                                                          ------------ --------------- -----------

                                                     0.02%  Miscellaneous Manufacturers
                         2,875          2,875               Fenner Plc
             -                                                                                      -              11          11
                           855            855               Mecalux SA (b)
             -                                                                                      -              30          30
                         1,703          1,703               RHI AG (b)
             -                                                                                      -              55          55
                            12             12               Sia Abrasives Holding AG
             -                                                                                      -               4
                                                                                                                                4
                                                                                          ------------ --------------- -----------

                                                                                                    -             100         100
                                                                                          ------------ --------------- -----------

                                                     0.32%  Mortgage Banks
                        17,229         17,229               Bradford & Bingley PLC
             -                                                                                                    148         148
                                                                                                    -
                        18,819         18,819               Hypo Real Estate Holding AG
             -                                                                                      -           1,141       1,141
        12,000                         12,000               Northern Rock PLC
                             -                                                                    222               -         222
                                                                                          ------------ --------------- -----------

                                                                                                  222           1,289       1,511
                                                                                          ------------ --------------- -----------

                                                     2.72%  Multi-line Insurance
        30,523                         30,523               Aegon NV
                             -                                                                    522               -         522
         4,200                          4,200               Allianz AG
                             -                                                                    663               -         663
         7,333          74,509         81,842               AXA SA
                                                                                                  241           2,445       2,686
                        17,758         17,758               Baloise Holding AG
             -                                                                                      -           1,362       1,362
                        12,133         12,133               CNP Assurances
             -                                                                                      -           1,153       1,153
                        25,078         25,078               Fondiaria-Sai SpA
             -                                                                                      -           1,025       1,025
        37,731          92,893        130,624               ING Groep NV
                                                                                                1,483           3,650       5,133
         2,000          14,284         16,284               Porto Seguro SA (b)
                                                                                                   34             244         278
                                                                                          ------------ --------------- -----------

                                                                                                2,943           9,879      12,822
                                                                                          ------------ --------------- -----------

                                                     0.64%  Multimedia
        43,500                         43,500               Astro All Asia Networks PLC
                             -                                                                     53               -          53
                         1,181          1,181               Corus Entertainment - B
             -                                              Shares (b)                              -              38          38
         5,707                          5,707               Dogan Yayin Holding (b)
                             -                                                                     19                          19
                                                                                                                    -
                         7,737          7,737               Naspers Ltd
             -                                                                                      -             132         132
         7,932                          7,932               News Corp
                             -                                                                    152                         152
                                                                                                                    -
        18,300                         18,300               Pearson PLC
                             -                                                                    249               -         249
        10,400          57,010         67,410               Vivendi SA
                                                                                                  364           1,997
                                                                                                                            2,361
                                                                                          ------------ --------------- -----------

                                                                                                  837           2,167       3,004
                                                                                          ------------ --------------- -----------

                                                     0.31%  Non-Ferrous Metals
        25,900                         25,900               Cameco Corp
                             -                                                                  1,032               -       1,032
                        85,128         85,128               Grupo Mexico SAB de CV
             -                                                                                      -             244         244
                         7,821          7,821               Hudbay Minerals (b)
             -                                                                                      -             100         100
                           432            432               Korea Zinc Co Ltd
             -                                                                                      -              34          34
                         1,898          1,898               Poongsan Corp
             -                                                                                      -              39          39
                                                                                          ------------ --------------- -----------

                                                                                                1,032             417       1,449
                                                                                          ------------ --------------- -----------

                                                     0.99%  Office Automation &
                                                            Equipment
         5,700          64,560         70,260               Canon Inc
                                                                                                  279           3,168       3,447
                         7,969          7,969               Neopost SA
             -                                                                                      -             908         908
        17,000                         17,000               Ricoh Co Ltd
                             -                                                                    334               -         334
                                                                                          ------------ --------------- -----------

                                                                                                  613           4,076       4,689
                                                                                          ------------ --------------- -----------

                                                     0.44%  Oil - Field Services
                           934            934               CCS Income Trust
             -                                                                                      -              31          31
                        26,623         26,623               Fugro NV
             -                                                                                      -           1,148
                                                                                                                            1,148
                           298            298               Peak Energy Services Trust
             -                                                                                      -               3           3
                           718            718               Petroleum Geo-Services ASA
             -                                              (b)                                     -              41          41
                        42,156         42,156               Trican Well Service Ltd
             -                                                                                      -             845         845
                                                                                          ------------ --------------- -----------

                                                                                                    -           2,068       2,068
                                                                                          ------------ --------------- -----------

                                                     0.20%  Oil & Gas Drilling
                         3,271          3,271               AOC Holdings Inc
             -                                                                                      -              56          56
                        43,138         43,138               Ensign Energy Services Inc
             -                                                                                      -             890         890
                                                                                          ------------ --------------- -----------

                                                                                                    -             946         946
                                                                                          ------------ --------------- -----------

                                                     0.93%  Oil Company - Exploration &
                                                            Production
        18,100                         18,100               Canadian Natural Resources
                             -                              Ltd (c)                             1,001               -       1,001
                         5,685          5,685               Dana Petroleum Plc (b)
             -                                                                                      -             118         118
                        18,258         18,258               EnCana
             -                                                                                      -             965         965
                         4,991          4,991               JKX Oil & Gas PLC
             -                                                                                      -              36          36
        85,000                         85,000               Medco Energi Internasional
                             -                              Tbk PT                                 34               -          34
                         4,032          4,032               Oao Gazprom (a)(b)(d)
             -                                                                                      -             431         431
         5,818           9,634         15,452               Oao Gazprom (a)(b)
                                                                                                  245             412         657
                        26,257         26,257               PTT Public Company Limited
                                                            (a)(b)                                  -             156         156
             -
                         1,004          1,004               Synenco Energy Inc (b)
             -                                                                                      -              20          20
         1,900                          1,900               Transmeridian Exploration
                             -                              Inc. (b) (c)                           11               -          11
                       138,552        138,552               Tullow Oil PLC
             -                                                                                                    979         979
                                                                                                    -
                                                                                          ------------ --------------- -----------

                                                                                                1,291           3,117       4,408
                                                                                          ------------ --------------- -----------

                                                     6.75%  Oil Company - Integrated
                       226,320        226,320               BG Group PLC
             -                                                                                      -           3,026       3,026
                       303,991        303,991               BP PLC
             -                                                                                      -           3,545       3,545
                       535,566        535,566               China Petroleum & Chemical
             -                                              Corp                                    -             307         307
         7,150         111,319        118,469               ENI SpA
                                                                                                  211           3,278       3,489
                        10,055         10,055               LUKOIL ADR
             -                                                                                      -             840         840
           100           1,600          1,700               MOL Hungarian Oil and Gas
                                                            PLC                                    10             164         174
                        54,130         54,130               Norsk Hydro ASA
             -                                                                                      -           1,435       1,435
          2100                          2,100               Petroleo Brasileiro SA, ADR
                             -                                                                    178               -         178
       144,000         627,219        771,219               PetroChina Co Ltd
                                                                                                  154             670         824
                         9,771          9,771               Petroleo Brasileiro SA ADR
             -                                                                                                    873         873
        28,000                         28,000               Repsol YPF SA
                                                                                                  802               -         802
                             -
        64,469          24,888         89,357               Royal Dutch Shell PLC - A
                                                            Shares                              2,169             837       3,006
         2,900          66,741         69,641               Royal Dutch Shell PLC - B
                                                            Shares                                194           2,333       2,527
        50,100           7,650         57,750               Sasol Ltd
                                                                                                1,922             295       2,217
                         2,475          2,475               Star Energy Group PLC (b)
             -                                                                                      -              13          13
                        70,250         70,250               Statoil ASA
             -                                                                                      -           1,993       1,993
         5,400          21,370         26,770               Suncor Energy Inc (b)
                                                                                                  437           1,736       2,173
         8,560          59,003         67,563               Total SA
                                                                                                  563           3,882       4,445
                                                                                          ------------ --------------- -----------

                                                                                                6,640          25,227      31,867
                                                                                          ------------ --------------- -----------

                                                     0.02%  Oil Field Machinery &
                                                            Equipment
                             1              1               KS Energy Services Ltd
             -                                                                                      -               -           -
                           477            477               Schoeller-Bleckmann
             -                                              Oilfield Equipment                      -              18          18
                         1,410          1,410               Total Energy Services Trust
             -                                                                                      -                          20
                                                                                                                   20
                         2,539          2,539               Western Lakota Energy
             -                                              Services Inc (b)                        -              34          34
                                                                                          ------------ --------------- -----------

                                                                                                    -              72          72
                                                                                          ------------ --------------- -----------

                                                     0.00%  Oil - Field Services
        34,000                         34,000               China Oilfield Services Ltd
                             -                                                                     17               -          17

                                                     0.17%  Oil Refining & Marketing
         5,900                          5,900               Neste Oil OYJ
                             -                                                                    208               -         208
         3,674                          3,674               Reliance Industries Ltd GDR
                             -                                                                    169               -         169
                        13,000         13,000               Singapore Petroleum Co Ltd
             -                                                                                      -              42          42
           480           2,390          2,870               SK Corp
                                                                                                   31             154         185
                        90,715         90,715               Thai Oil Public (a)(b)
             -                                                                                      -             151         151
         3,468                          3,468               Tupras Turkiye Petrol Rafine
                             -                                                                     58               -          58
                                                                                          ------------ --------------- -----------

                                                                                                  466             347         813
                                                                                          ------------ --------------- -----------

                                                     0.08%  Optical Supplies
         2,000           1,617          3,617               Cie Generale d'Optique
                                                            Essilor International SA              201             163         364

                                                     0.34%  Paper & Related Products
        21,600                         21,600               Abitibi-Consolidated Inc
                             -                              (c)                                    58               -          58
        12,400                         12,400               Kimberly-Clark de Mexico SA
                             -                              de CV                                  39               -
                                                                                                                               39
                         1,185          1,185               Holmen AB
             -                                                                                      -              48          48
       111,000                        111,000               Nine Dragons Paper Holdings
                             -                              Ltd (b)                                90                          90
                                                                                                                    -
         7,284                          7,284               Norske Skogindustrier ASA
                             -                              (c)                                   107               -         107
                       106,412        106,412               Rengo Co Ltd
             -                                                                                                    805         805
                                                                                                    -
         2,000                          2,000               Sappi Ltd
                             -                                                                     25               -          25
        20,800                         20,800               UPM-Kymmene Oyj
                             -                                                                    448               -         448
                                                                                          ------------ --------------- -----------

                                                                                                  767             853       1,620
                                                                                          ------------ --------------- -----------

                                                     0.13%  Photo Equipment & Supplies
                        23,000         23,000               Olympus Corp
             -                                                                                      -             616         616
                           781            781               Tamron Co Ltd
             -                                                                                      -              13          13
                                                                                          ------------ --------------- -----------

                                                                                                    -             629         629
                                                                                          ------------ --------------- -----------

                                                     0.18%  Platinum
           900                            900               Anglo Platinum Ltd
                             -                                                                     95               -          95
         1,000           2,031          3,031               Impala Platinum Holdings
                                                            Ltd                                   184             376         560
         1,600                          1,600               Lonmin Plc
                             -                                                                     83               -          83
        14,240                         14,240               Mvelaphanda Resources Ltd
                             -                              (b)                                    72               -          72
                         9,060          9,060               Northam Platinum Ltd
             -                                                                                      -              48          48
                                                                                          ------------ --------------- -----------

                                                                                                  434             424         858
                                                                                          ------------ --------------- -----------

                                                     0.68%  Power Converter & Supply
                                                            Equipment
                         4,912          4,912               Bharat Heavy Electricals
             -                                                                                      -             208         208
        38,850          73,500        112,350               Delta Electronics Inc
                                                                                                  110             209         319
                       192,000        192,000               Harbin Power Equipment
             -                                                                                      -             229         229
         9,800          13,754         23,554               Schneider Electric SA
                                                                                                1,022           1,433       2,455
                                                                                          ------------ --------------- -----------

                                                                                                1,132           2,079       3,211
                                                                                          ------------ --------------- -----------

                                                     0.01%  Precious Metals
                         3,622          3,622               Gammon Lake Resources Inc
             -                                              (b)                                     -                          50
                                                                                                                   50

                                                     0.01%  Printing - Commercial
                         1,437          1,437               Nissha Printing Co Ltd
             -                                                                                      -              54          54

                                                     0.88%  Property & Casualty
                                                            Insurance
                        95,641         95,641               Amlin PLC
             -                                                                                      -             417         417
                         8,695          8,695               Dongbu Insurance Co Ltd
             -                                                                                      -             218         218
        74,105                         74,105               Insurance Australia Group
                             -                              Ltd                                   295               -         295
                         3,150          3,150               Meritz Fire & Marine
             -                                              Insurance Co Ltd                        -              19          19
            37                             37               Millea Holdings Inc
                             -                                                                    689               -         689
        14,000                         14,000               Mitsui Sumitomo Insurance
                             -                              Co Ltd                                176               -         176
                       364,000        364,000               PICC Property & Casualty Co
                                                            Ltd                                     -             134
                                                                                                                              134
        28,800                         28,800               Promina Group Ltd
                                                                                                  120               -         120
        14,000          77,711         91,711               QBE Insurance Group Ltd
                                                                                                  213           1,184       1,397
         1,760                          1,760               Samsung Fire & Marine
                             -                              Insurance Co Ltd                      237               -         237
        32,000                         32,000               Sompo Japan Insurance Inc
                             -                                                                    447               -         447
                                                                                          ------------ --------------- -----------

                                                                                                2,177           1,972       4,149
                                                                                          ------------ --------------- -----------

                                                     0.00%  Property Trust
                        10,383         10,383               Babcock & Brown Japan
             -                                              Property Trust                          -              13          13
                         6,595          6,595               Kiwi Income Property Trust
             -                                                                                      -               6           6
                                                                                          ------------ --------------- -----------

                                                                                                    -              19          19
                                                                                          ------------ --------------- -----------

                                                     0.01%  Public Thoroughfares
         6,000                          6,000               Cia de Concessoes
                             -                              Rodoviarias                            49               -          49

                                                     0.29%  Publishing - Books
        18,000                         18,000               Reed Elsevier NV
                             -                                                                    271               -         271
        77,800                         77,800               Reed Elsevier PLC
                             -                                                                    786               -         786
        31,800                         31,800               Yell Group PLC
                             -                                                                    301               -         301
                                                                                          ------------ --------------- -----------

                                                                                                1,358               -       1,358
                                                                                          ------------ --------------- -----------

                                                     0.10%  Publishing - Periodicals
        15,600                         15,600               Johnston Press PLC
                             -                                                                    120               -         120
        10,104                         10,104               Hurriyet Gazetecilik AS
                             -                                                                     21               -          21
                        11,205         11,205               United Business Media PLC
             -                                                                                      -             134         134
                         5,575          5,575               Wolters Kluwer NV
             -                                                                                      -             132         132
                         3,690          3,690               Woongjin Thinkbig Co Ltd
             -                                                                                      -              63          63
                                                                                          ------------ --------------- -----------

                                                                                                  141             329         470
                                                                                          ------------ --------------- -----------

                                                     0.50%  Real Estate Magagement &
                                                            Services
                            26             26               Ardepro Co Ltd
             -                                                                                      -              42          42
                        10,238         10,238               Countrywide PLC
             -                                                                                      -              94          94
                            14             14               Creed Corp
             -                                                                                      -              55          55
                        18,800         18,800               Daito Trust Construction Co
             -                                              Ltd                                     -           1,043       1,043
                         3,298          3,298               DTZ Holdings PLC
             -                                                                                      -              41          41
                         7,249          7,249               Erinaceous Group PLC
             -                                                                                      -              40          40
                         2,313          2,313               IVG Immobilien AG
             -                                                                                      -              71          71
                             7              7               LAND Co Ltd
             -                                                                                      -              13          13
        43,000                         43,000               Mitsubishi Estate Co Ltd
                             -                                                                    913               -         913
                            88             88               Pierre & Vacances
             -                                                                                                     10          10
                                                                                                    -
                            18             18               Tosei Corp
             -                                                                                      -              16          16
                                                                                          ------------ --------------- -----------

                                                                                                  913           1,425
                                                                                                                            2,338
                                                                                          ------------ --------------- -----------

                                                     1.94%  Real Estate Operator &
                                                            Developer
        18,000         232,000        250,000               Agile Property Holdings Ltd
                                                                                                   11             139         150
                        25,000         25,000               Ascott Group Ltd/The
             -                                                                                      -              16          16
        60,800                         60,800               Ayala Land Inc
                             -                                                                     13               -          13
        12,000           4,074         16,074               British Land Co PLC
                                                                                                  280              95         375
                        61,903         61,903               Brookfield Asset Management
             -                                              Inc (b)                                 -           2,497       2,497
                       436,000        436,000               CapitaLand Ltd
             -                                                                                      -           1,241       1,241
        14,000                         14,000               China Overseas Land &
                             -                              Investment Ltd                          9               -           9
         1,750                          1,750               China Overseas Land &
                             -                              Investment Ltd - Warrants               -               -           -
       119,000                        119,000               Ciputra Surya Tbk PT
                             -                                                                      8               -           8
                           930            930               CLS Holdings Plc (b)
             -                                                                                      -              10          10
                         3,023          3,023               Fadesa Inmobiliaria SA
                                                                                                    -             104         104
             -
                         3,011          3,011               FKP Property Group
             -                                                                                      -              12
                                                                                                                               12
                         2,227          2,227               GEK Group of Cos SA
             -                                                                                      -              19          19
                        65,755         65,755               Hammerson Plc
             -                                                                                      -           1,439       1,439
        62,000                         62,000               Hang Lung Group Ltd
                             -                                                                    134               -         134
       113,500                        113,500               Hang Lung Properties Ltd
                             -                                                                    203               -         203
                         2,020          2,020               Inmobiliaria Urbis SA
             -                                                                                      -              53          53
                         9,200          9,200               IRSA Inversiones y
             -                                              Representaciones SA (b)(c)              -             103         103
                         2,604          2,604               Joint Corp
             -                                                                                      -              85          85
        11,000          81,000         92,000               Mitsui Fudosan Co Ltd
                                                                                                  239           1,761       2,000
       148,000                        148,000               Shanghai Forte Land Co
                             -                                                                     60               -          60
        58,600                         58,600               SP Setia Bhd
                                                                                                   60               -          60
                             -
        10,000                         10,000               Sumitomo Realty &
                             -                              Development Co Ltd                    246               -         246
        23,000                         23,000               Sun Hung Kai Properties Ltd
                             -                                                                    235               -         235
                         1,309          1,309               Unite Group Plc
                                                                                                    -              10          10
                        10,000         10,000               UOL Group Ltd
                                                                                                    -              18          18
                           761            761               Vivacon AG (b)
                                                                                                    -              17          17
                        28,415         28,415               Wing Tai Holdings Ltd
                                                                                                    -              26          26
        13,000                         13,000               Yanlord Land Group Ltd (b)
                             -                                                                      9               -           9
                                                                                          ------------ --------------- -----------

                                                                                                1,507           7,645       9,152
                                                                                          ------------ --------------- -----------

                                                     0.02%  Recycling
                         2,319          2,319               Asahi Pretec Corp
             -                                                                                      -              74
                                                                                                                               74

                                                     0.23%  Reinsurance
                            72             72               Korean Reinsurance Co
             -                                                                                      -               1           1
        15,182                         15,182               Swiss Reinsurance
                             -                                                                  1,061               -       1,061
                                                                                          ------------ --------------- -----------

                                                                                                1,061               1       1,062
                                                                                          ------------ --------------- -----------

                                                     0.03%  REITS - Diversified
                           103            103               Bail Investissement
             -                                              Fonciere                                -               6           6
                           670            670               Unibail
             -                                                                                      -             117         117
                                                                                          ------------ --------------- -----------

                                                                                                    -             123         123
                                                                                          ------------ --------------- -----------

                                                     0.22%  Rental - Auto & Equipment
                       244,702        244,702               Ashtead Group PLC
             -                                                                                      -             759         759
                        11,781         11,781               Boom Logistics Ltd
             -                                                                                      -              39          39
                         7,100          7,100               Localiza Rent A CAR
             -                                                                                      -             135         135
                           208            208               Nishio Rent All Co Ltd
             -                                                                                      -               4           4
                         2,344          2,344               Northgate Plc
             -                                                                                                     45          45
                                                                                                    -
                           792            792               Ramirent Oyj
             -                                                                                      -              31          31
                           659            659               Sixt AG
             -                                                                                                     38          38
                                                                                                    -
                                                                                          ------------ --------------- -----------

                                                                                                    -           1,051       1,051
                                                                                          ------------ --------------- -----------

                                                     0.01%  Resorts & Theme Parks
        12,800                         12,800               Resorts World Bhd
                             -                                                                     41               -          41

                                                     0.44%  Retail - Apparel & Shoe
         8,400          23,077         31,477               Edgars Consolidated Stores
                                                            Ltd                                    34              94         128
                           128            128               Etam Developpement SA
             -                                                                                      -               8           8
         7,500          25,884         33,384               Inditex SA (c)
                                                                                                  316           1,092       1,408
                        16,082         16,082               Just Group Ltd
             -                                                                                      -              41          41
                         4,169          4,169               Lindex AB
             -                                                                                      -              59          59
         2,300           1,818          4,118               Lojas Renner SA
                                                                                                  122              97         219
                           228            228               Pal Co Ltd
             -                                                                                      -              13          13
         1,600                          1,600               Shimamura Co Ltd
                             -                                                                    175               -         175
         2,500                          2,500               Truworths International Ltd
                             -                                                                      7               -           7
                                                                                          ------------ --------------- -----------

                                                                                                  654           1,404       2,058
                                                                                          ------------ --------------- -----------

                                                     0.01%  Retail - Automobile
                           502            502               European Motor Holdings Plc
             -                                                                                      -               4           4
                           610            610               Lookers Plc
             -                                                                                      -               9           9
                         4,654          4,654               Pendragon Plc
             -                                                                                      -              52          52
                                                                                          ------------ --------------- -----------

                                                                                                    -              65          65
                                                                                          ------------ --------------- -----------

                                                     0.01%  Retail - Bookstore
                         3,410          3,410               Culture Convenience Club Co
             -                                              Ltd                                     -              39          39

                                                     0.06%  Retail - Building Products
                         1,447          1,447               Homac Corp
                                                                                                    -              24          24
             -
        55,500                         55,500               Kingfisher PLC
                             -                                                                    245               -         245
                                                                                          ------------ --------------- -----------

                                                                                                  245              24         269
                                                                                          ------------ --------------- -----------

                                                     0.01%  Retail - Catalog Shopping
                         5,213          5,213               N Brown Group PLC
             -                                                                                      -              21          21
                           529            529               Senshukai Co Ltd
             -                                                                                      -               6           6
                                                                                          ------------ --------------- -----------

                                                                                                    -              27          27
                                                                                          ------------ --------------- -----------

                                                     0.31%  Retail - Consumer
                                                            Electronics
        20,000                         20,000               China Paradise Electronics
                             -                              Retail Ltd (b)                          5               -           5
        41,000                         41,000               GOME Electrical Appliances
                                                            Holdings Ltd                           35               -          35
                             -
                         4,987          4,987               Joshin Denki Co Ltd
             -                                                                                      -              37          37
         5,500           8,200         13,700               Yamada Denki Co Ltd
                                                                                                  561             837       1,398
                                                                                          ------------ --------------- -----------

                                                                                                  601             874       1,475
                                                                                          ------------ --------------- -----------

                                                     0.17%  Retail - Convenience Store
                        33,700         33,700               Alimentation Couche Tard
             -                                              Inc                                     -             727         727
        13,000                         13,000               CP Seven Eleven PCL
                             -                                                                      2               -           2
        37,000                         37,000               President Chain Store Corp
                             -                                                                     81               -          81
                                                                                          ------------ --------------- -----------

                                                                                                   83             727         810
                                                                                          ------------ --------------- -----------

                                                     0.01%  Retail - Discount
           130                            130               Shinsegae Co Ltd
                             -                                                                     65               -          65

                                                     0.00%  Retail - Drug Store
                           862            862               Cosmos Pharmaceutical Corp
             -                                                                                      -              21          21

                                                     0.06%  Retail - Home Furnishings
                           813            813               Beter BED Holdings NV
             -                                                                                      -              20          20
                        16,544         16,544               Ellerine Holdings Ltd
             -                                                                                      -             152         152
                        11,278         11,278               JD Group Ltd
             -                                                                                      -             105         105
                                                                                          ------------ --------------- -----------

                                                                                                    -             277         277
                                                                                          ------------ --------------- -----------

                                                     0.12%  Retail - Hypermarkets
        15,000          65,189         80,189               Controladora Comercial
                                                            Mexicana SA de CV                      25             111         136
       134,600                        134,600               Wal-Mart de Mexico SA de CV
                             -                                                                    376               -         376
        17,000                         17,000               Wumart Stores Inc
                             -                                                                     59               -          59
                                                                                          ------------ --------------- -----------

                                                                                                                  111         571
                                                                                                  460
                                                                                          ------------ --------------- -----------

                                                     0.30%  Retail - Jewelry
        28,783                         28,783               Compagnie Financiere
                             -                              Richemont AG                        1,318               -
                                                                                                                            1,318
                           669            669               Swatch Group AG
             -                                                                                      -             113         113
                                                                                          ------------ --------------- -----------

                                                                                                1,318             113       1,431
                                                                                          ------------ --------------- -----------

                                                     0.00%  Retail - Mail Order
                           238            238               Takkt AG
             -                                                                                      -               4           4

                                                     0.76%  Retail - Major Department
                                                            Store
        13,000                         13,000               Daimaru Inc
                             -                                                                    172               -         172
         4,600          62,124         66,724               Grupo Famsa SA (b)
                                                                                                    9             124         133
                         2,086          2,086               Hyundai Department Store Co
             -                                              Ltd                                     -             161         161
           180          48,460         48,640               Lotte Shopping Co (b)(d)
                                                                                                   70             942       1,012
                       193,883        193,883               Marks & Spencer Group PLC
             -                                                                                      -           2,105       2,105
       167,000                        167,000               Ramayana Lestari Sentosa
                             -                              Tbk PT                                 14               -
                                                                                                                               14
                                                                                          ------------ --------------- -----------

                                                                                                  265           3,332       3,597
                                                                                          ------------ --------------- -----------

                                                     0.42%  Retail -
                                                            Miscellaneous/Diversified
        27,000          51,300         78,300               Aeon Co Ltd
                                                                                                  592           1,126       1,718
                         6,409          6,409               Amplifon SpA
             -                                                                                      -              55          55
            90                             90               CJ Home Shopping
                             -                                                                      7               -           7
                           221            221               Hyundai H&S Co Ltd
             -                                                                                      -              14          14
                         1,768          1,768               Izumi Co Ltd
             -                                                                                                     64          64
                                                                                                    -
                           495            495               Macintosh Retail Group NV
             -                                                                                      -              17          17
         8,900                          8,900               Massmart Holdings Ltd
                             -                                                                     58               -          58
                        17,901         17,901               Miller's Retail Ltd
             -                                                                                      -              20          20
         5,000                          5,000               Mr Price Group Ltd
                             -                                                                     12               -          12
                                                                                          ------------ --------------- -----------

                                                                                                  669           1,296       1,965
                                                                                          ------------ --------------- -----------

                                                     0.48%  Retail - Pubs
                        14,104         14,104               Mitchells & Butlers PLC
             -                                                                                      -             134         134
                       130,637        130,637               Punch Taverns PLC
             -                                                                                      -           2,111       2,111
                                                                                          ------------ --------------- -----------

                                                                                                    -           2,245       2,245
                                                                                          ------------ --------------- -----------

                                                     0.00%  Retail - Regional
                                                            Department Store
                           912            912               Gruppo Coin SpA (b)
             -                                                                                      -               5           5

                                                     0.00%  Retail - Toy Store
                           953            953               JUMBO SA
             -                                                                                      -              12          12

                                                     0.01%  Retail - Video Rental
                            25             25               Geo Co Ltd
             -                                                                                      -              44          44

                                                     0.51%  Rubber - Tires
                        22,478         22,478               Continental AG
             -                                                                                      -           2,300       2,300
         8,730                          8,730               Hankook Tire Co Ltd
                             -                                                                    103               -         103
                                                                                          ------------ --------------- -----------

                                                                                                  103           2,300       2,403
                                                                                          ------------ --------------- -----------

                                                     0.04%  Satellite Telecommunications
        12,400                         12,400               SES Global SA
                             -                                                                    176                         176
                                                                                                                    -

                                                     0.00%  Schools
                         6,381          6,381               Raffles Education Corp Ltd
             -                                                                                      -              10          10

                                                     0.00%  Security Services
                           461            461               Garda World Security Corp
             -                                              (b)                                     -               9           9

                                                     0.96%  Semiconductor Component -
                                                            Integrated Circuits
        16,000         177,000        193,000               Advanced Semiconductor
                                                            Engineering Inc                         3             175         178
                        65,752         65,752               CSR PLC (b)
             -                                                                                      -           1,532       1,532
                       136,000        136,000               Holtek Semiconductor Inc
             -                                                                                      -             254         254
                       122,000        122,000               Siliconware Precision
             -                                              Industries Co                           -             150         150
        82,821         366,315        449,136               Taiwan Semiconductor
                                                            Manufacturing Co Ltd                  760             661       1,421
                       118,707        118,707               Wolfson Microelectronics
             -                                              PLC (b)                                 -             985         985
                                                                                          ------------ --------------- -----------

                                                                                                  763           3,757       4,520
                                                                                          ------------ --------------- -----------

                                                     0.25%  Semiconductor Equipment
        17,000                         17,000               Tokyo Electron Ltd
                             -                                                                  1,188                       1,188

                                                     0.03%  Shipbuilding
                         1,230          1,230               Aker Yards AS
             -                                                                                      -              87          87
           310                            310               Daewoo Shipbuilding &
                             -                              Marine Engineering Co Ltd               9               -           9
           270                            270               Hyundai Heavy Industries
                             -                                                                     30               -          30
           270                            270               Hyundai Mipo Dockyard
                             -                                                                     27               -          27
           140                            140               Samsung Heavy Industries Co
                             -                              Ltd                                     3               -           3
                                                                                          ------------ --------------- -----------

                                                                                                   69              87         156
                                                                                          ------------ --------------- -----------

                                                     0.01%  Silver Mining
                         5,056          5,056               Silver Wheaton Corp (b)(c)
             -                                                                                      -              48          48

                                                     0.41%  Soap & Cleaning Products
                         1,537          1,537               Henkel KGaA
             -                                                                                      -             176         176
                        19,366         19,366               Hindustan Lever Ltd
             -                                                                                      -              96          96
                        44,443         44,443               Reckitt Benckiser PLC
             -                                                                                      -           1,660       1,660
                                                                                          ------------ --------------- -----------

                                                                                                    -           1,932       1,932
                                                                                          ------------ --------------- -----------

                                                     0.07%  Special Purpose Banks
        19,400                         19,400               Depfa Bank PLC
                             -                                                                    322               -         322

                                                     1.59%  Steel - Producers
        25,700         262,000        287,700               Angang New Steel Co Ltd (c)
                                                                                                                  248         272
                                                                                                   24
         8,100                          8,100               Baosteel Company Ltd -
                             -                              Warrant                                 4               -           4
                         1,296          1,296               Boehler-Uddeholm AG
             -                                                                                      -              71          71
         3,000                          3,000               China Steel Corp
                             -                                                                     60               -          60
         1,000           4,934          5,934               Cia Siderurgica Nacional SA
                                                            ADR (c)                                32             159         191
         1,000          10,003         11,003               Evraz Group SA (a)(d)
                                                                                                   25             250         275
         3,100                          3,100               Evraz Group SA GDR
                             -                                                                     77               -          77
         2,000                          2,000               Gerdau SA ADR
                             -                                                                     30               -          30
         1,010           1,495          2,505               Hyundai Steel Co
                                                                                                   36              54          90
                        13,534         13,534               IPSCO
             -                                                                                      -           1,301       1,301
         1,100                          1,100               Mittal Steel South Africa
                             -                              Ltd                                    11               -          11
                         1,149          1,149               Osaka Steel Co Ltd
             -                                                                                      -              21          21
           300           5,368          5,668               POSCO ADR (c)
                                                                                                   20             359         379
           320                            320               POSCO
                             -                                                                     86               -          86
                        11,874         11,874               Salzgitter AG
             -                                                                                      -           1,001       1,001
        84,000         390,000        474,000               Sumitomo Metal Industries
                                                            Ltd                                   346           1,610       1,956
                         3,440          3,440               Tenaris SA ADR
             -                                                                                      -             139         139
         2,400                          2,400               Ternium SA
                             -                                                                     58               -          58
                        42,730         42,730               ThyssenKrupp AG
             -                                                                                      -           1,459       1,459
                           697            697               Tubos Reunidos SA
             -                                                                                      -              11          11
           800                            800               Usinas Siderurgicas de
                             -                              Minas Gerais SA                        31               -          31
                                                                                          ------------ --------------- -----------

                                                                                                  840           6,683       7,523
                                                                                          ------------ --------------- -----------

                                                     0.01%  Steel - Specialty
                         7,190          7,190               Sanyo Special Steel Co Ltd
             -                                                                                      -              59          59

                                                     0.48%  Steel Pipe & Tube
                         1,890          1,890               Vallourec
             -                                                                                      -           2,272       2,272

                                                     0.00%  Storage & Warehousing
                         2,253          2,253               Big Yellow Group PLC
             -                                                                                      -              17          17

                                                     0.03%  Tea
                         7,093          7,093               Tata Tea Ltd
             -                                                                                      -             118         118

                                                     0.28%  Telecommunication Equipment
        66,000          95,829        161,829               Foxconn International
                                                            Holdings Ltd (b)                      141             205         346
                           716            716               INTOPS Co Ltd
             -                                                                                      -              17          17
                        37,256         37,256               Option NV (b)(c)
             -                                                                                      -             893         893
                           400            400               PKC Group OYJ
             -                                                                                      -               7           7
        18,200                         18,200               ZTE Corp
                             -                                                                     58               -          58
                                                                                          ------------ --------------- -----------

                                                                                                  199           1,122
                                                                                                                            1,321
                                                                                          ------------ --------------- -----------

                                                     0.94%  Telecommunication Services
         6,400                          6,400               Maxis Communications Bhd
                             -                                                                     15               -          15
       316,000                        316,000               PCCW Ltd
                             -                                                                    226               -         226
       293,215                        293,215               Singapore
                             -                              Telecommunications Ltd (c)            472               -
                                                                                                                              472
                       656,823        656,823               StarHub Ltd
             -                                                                                      -             947         947
       787,000         182,000        969,000               Telekomunikasi Indonesia
                                                            Tbk PT                                624             144         768
                         1,285          1,285               Telenet Group Holding NV (b)
             -                                                                                      -              27          27
                       143,400        143,400               Telenor ASA
             -                                                                                      -           1,734       1,734
         5,900                          5,900               TELUS Corp (c)
                             -                                                                    238               -         238
                                                                                          ------------ --------------- -----------

                                                                                                1,575           2,852       4,427
                                                                                          ------------ --------------- -----------

                                                     0.93%  Telephone - Integrated
        38,300                         38,300               Bezeq Israeli
                             -                              Telecommunication Corp Ltd             45                          45
        14,500         204,402        218,902               China Netcom Group Corp
                                                            Hong Kong Ltd                          25             358         383
            53                             53               Nippon Telegraph &
                             -                              Telephone Corp                        260                         260
        75,800         145,684        221,484               Royal KPN NV
                                                                                                  852           1,637       2,489
         1,490                          1,490               Swisscom AG
                             -                                                                    491                         491
        19,769                         19,769               Telefonica SA
                             -                                                                                                329
                                                                                                  329
                        13,798         13,798               Telefonos de Mexico SA de
             -                                              CV ADR                                                287         287
         3,323                          3,323               Telekom Austria AG
                             -                                                                     74                          74
        16,429                         16,429               Telstra Corp Ltd
                             -                                                                     45                          45
                                                                                          ------------ --------------- -----------

                                                                                                2,121           2,282       4,403
                                                                                          ------------ --------------- -----------

                                                     0.39%  Television
                           248            248               Carrere Group (b)
             -                                                                                      -               6           6
         1,800                          1,800               CTC Media, Inc (b)
                             -                                                                     33               -          33
                        32,443         32,443               Modern Times Group - B
             -                                              Shares                                  -           1,705       1,705
                        32,443         32,443               Modern Times Group -
             -                                              Redemption Shares (b)                   -              78          78
                                                                                          ------------ --------------- -----------

                                                                                                   33           1,789       1,822
                                                                                          ------------ --------------- -----------

                                                     0.01%  Textile - Apparel
                         4,190          4,190               Descente Ltd
             -                                                                                      -              22          22
         8,000                          8,000               Weiqiao Textile Co
                             -                                                                     10               -          10
                                                                                          ------------ --------------- -----------

                                                                                                   10              22          32
                                                                                          ------------ --------------- -----------

                                                     0.00%  Theaters
        17,100                         17,100               Major Cineplex Group PCL
                             -                                                                      8                           8
                                                                                                                    -

                                                     1.06%  Tobacco
         7,100                          7,100               Altadis SA (c)
                             -                                                                    336               -         336
                       113,826        113,826               British American Tobacco
             -                                              PLC                                     -           2,869       2,869
                        50,009         50,009               Imperial Tobacco Group PLC
             -                                                                                      -           1,544       1,544
            63                             63               Japan Tobacco Inc
                             -                                                                    230               -         230
           420                            420               KT&G Corp
                             -                                                                     25               -          25
                                                                                          ------------ --------------- -----------

                                                                                                  591           4,413       5,004
                                                                                          ------------ --------------- -----------

                                                     0.02%  Tools - Hand Held
                         6,289          6,289               Hitachi Koki Co Ltd
             -                                                                                      -                          96
                                                                                                                   96
                           396            396               Hitachi Tool Engineering
             -                                              Ltd                                     -               8           8
                                                                                          ------------ --------------- -----------

                                                                                                    -             104
                                                                                                                              104
                                                                                          ------------ --------------- -----------

                                                     0.21%  Toys
         6,000                          6,000               Nintendo Co Ltd
                             -                                                                  1,007               -       1,007

                                                     0.01%  Transport - Air Freight
                         1,148          1,148               Yusen Air & Sea Service Co
             -                                              Ltd                                     -              27          27

                                                     0.06%  Transport - Marine
                        27,401         27,401               Cosco Corp Singapore Ltd
             -                                                                                      -              22          22
                            23             23               Geodis
             -                                                                                      -               4           4
                           201            201               Horizon North Logistics Inc
                                                            (a)(b)                                  -               -           -
             -
                         2,714          2,714               Hyundai Merchant Marine Co
             -                                              Ltd - Rights (a)(b)                     -              12          12
                        53,612         53,612               Labroy Marine Ltd
             -                                                                                                     47          47
        11,400                         11,400               MISC BHD
                             -                                                                     24               -          24
                           718            718               Petrojarl Asa (b)
             -                                                                                      -               5           5
                         6,309          6,309               Shinwa Kaiun Kaisha Ltd
             -                                                                                      -              16          16
                           247            247               Smit Internationale NV
             -                                                                                      -              17          17
                       276,000        276,000               STX Pan Ocean Co Ltd
             -                                                                                      -             113         113
                             1              1               Wan Hai Lines Ltd
             -                                                                                      -               -           -
                                                                                          ------------ --------------- -----------

                                                                                                   24             236         260
                                                                                          ------------ --------------- -----------

                                                     0.80%  Transport - Rail
                        40,400         40,400               Canadian National Railway
             -                                                                                      -           1,771       1,771
                           184            184               East Japan Railway Co
             -                                                                                      -           1,368       1,368
        37,000                         37,000               Odakyu Electric Railway Co
                             -                              Ltd                                   239               -         239
        66,000                         66,000               Tokyu Corp
                             -                                                                    385               -         385
                                                                                          ------------ --------------- -----------

                                                                                                  624           3,139       3,763
                                                                                          ------------ --------------- -----------

                                                     0.12%  Transport - Services
        11,400                         11,400               Deutsche Post AG
                             -                                                                    306               -         306
                           690            690               Hanjin Transportation Co
             -                                              Ltd                                     -              19          19
        10,000                         10,000               Tianjin Port Development
                             -                              Holdings Ltd (b)                        3               -           3
         6,500                          6,500               TNT NV
                                                                                                  233               -         233
                             -
                                                                                          ------------ --------------- -----------

                                                                                                  542              19         561
                                                                                          ------------ --------------- -----------

                                                     0.14%  Transport - Truck
                            54             54               Norbert Dentressangle
                                                                                                    -               4           4
             -
        37,200                         37,200               Yamato Holdings Co Ltd
                             -                                                                    660               -
                                                                                                                              660
                                                                                          ------------ --------------- -----------

                                                                                                  660               4         664
                                                                                          ------------ --------------- -----------

                                                     0.01%  Travel Services
                           506            506               Hana Tour Service Inc
             -                                                                                      -                          38
                                                                                                                   38

                                                     0.00%  Trucking & Leasing
                           700            700               Mullen Group Income Fund
             -                                                                                      -              18          18

                                                     0.09%  Water
         7,000                          7,000               Companhia de Saneamento de
                             -                              Minas Gerais (b)                       58               -          58
         7,400                          7,400               Veolia Environnement
                             -                                                                                      -         383
                                                                                                  383
                                                                                          ------------ --------------- -----------

                                                                                                  441               -         441
                                                                                          ------------ --------------- -----------
                                                     0.01%  Water Treatment Systems
        66,000                         66,000               Bio-Treat Technology Ltd
                             -                                                                     45               -          45

                                                     0.12%  Web Portals
                           450            450               Neowiz Corp
             -                                                                                      -              42          42
                           143            143               NHN Corp
             -                                                                                      -              50          50
           914                            914               Yahoo! Japan Corp
                             -                                                                    484               -         484
                                                                                          ------------ --------------- -----------

                                                                                                  484              92         576
                                                                                          ------------ --------------- -----------

                                                     0.01%  Warehousing & Harbor
                                                            Transport Services
        82,000                         82,000               Dalian Port Co. Ltd. (b)
                             -                                                                     38               -          38

                                                     0.30%  Wire & Cable Products
                         1,829          1,829               Leoni AG
             -                                                                                      -              69
                                                                                                                               69
         1,680           4,510          6,190               LS Cable Ltd
                                                                                                   59             159         218
                        77,200         77,200               Sumitomo Electric
             -                                              Industries Ltd                          -           1,132
                                                                                                                            1,132
                                                                                          ------------ --------------- -----------

                                                                                                   59           1,360       1,419
                                                                                          ------------ --------------- -----------

                                                     1.02%  Wireless Equipment
        14,300                         14,300               Nokia OYJ ADR
                             -                                                                    290               -         290
        40,800         163,488        204,288               Nokia OYJ
                                                                                                  833           3,336       4,169
       103,000                        103,000               Telefonaktiebolaget LM
                             -                              Ericsson                              340               -         340
                                                                                          ------------ --------------- -----------

                                                                                                1,463           3,336       4,799
                                                                                          ------------ --------------- -----------

--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------
                                                            TOTAL COMMON STOCKS           $   132,163      $  329,230     461,393
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------

                                                     0.51%  PREFERRED STOCKS
                                                     0.04%  Airlines
                         6,926          6,926               Tam SA
             -                                                                                      -             188         188

                                                     0.01%  Building & Construction
                                                            Products Miscellaneous
         4,000                          4,000               Duratex SA
                             -                                                                     36               -          36

                                                     0.09%  Brewery
         9,700                          9,700               Companhia de Bebidas das
                             -                              Americas, ADR                         400               -         400

                                                     0.00%  Cellular Telecommunications
             1                              1               Vivo Participacoes SA
                             -                                                                                      -           -
                                                                                                    -

                                                     0.04%  Commercial Banks
                         6,522          6,522               Banco Bradesco SA
             -                                                                                      -             203         203

                                                     0.03%  Dialysis Centers
                           866            866               Fresenius AG
             -                                                                                      -             144         144

                                                     0.09%  Diversified Minerals
         2,000          18,578         20,578               Cia Vale do Rio Doce
                                                                                                   41             378         419

                                                     0.04%  Diversified Operations
         1,000                          1,000               Bradespar SA
                             -                                                                     34               -          34
        34,219                         34,219               Investimentos Itau SA
                             -                                                                    137               -         137
                                                                                          ------------ --------------- -----------

                                                                                                  171               -
                                                                                                                              171
                                                                                          ------------ --------------- -----------

                                                     0.04%  Electric - Integrated
       547,000       4,200,000      4,747,000               Cia Energetica de Minas
                                                            Gerais                                 23             179         202

                                                     0.01%  Electronic Components -
                                                            Semiconductor
           130                            130               Samsung Electronics Co Ltd
                             -                                                                     64               -          64

                                                     0.00%  Investment Companies
                           862            862               Lereko Mobility Pty Ltd
             -                                                                                      -               5           5

                                                     0.01%  Machinery - General
                                                            Industrial
        13,000                         13,000               Weg SA
                             -                                                                                      -          50
                                                                                                   50

                                                     0.00%  Machinery - Material
                                                            Handling
                           363            363               Jungheinrich AG
             -                                                                                      -              12          12

                                                     0.10%  Steel - Producers
                        13,899         13,899               Gerdau SA
             -                                                                                      -             207         207
         1,800           5,500          7,300               Usinas Siderurgicas de
                                                            Minas Gerais SA                        65             197         262
                                                                                          ------------ --------------- -----------

                                                                                                   65             404         469
                                                                                          ------------ --------------- -----------

                                                     0.01%  Television
                         2,315          2,315               ProSiebenSat.1 Media AG
             -                                                                                      -              58          58

--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------
                                                            TOTAL PREFERRED STOCKS          $     850       $   1,571       2,421
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------

--------------- --------------- --------------
     Principal       Principal      Principal
Amount (000's)          Amount         Amount                                              Value (000s)    Value (000s)       Value
                       (000's)        (000's)                                                                              (000s)
--------------- --------------- --------------                                            ------------ --------------- -----------
                                                     0.02%  BONDS
      $    146        $      -       $    146               Argentina Government            $      55         $     -    $     55
                                                            International Bond

                                                            Brazilian Government
            20               -             20               International Bond                     21               -          21

--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------
                                                            TOTAL BONDS                     $      76         $     -    $     76
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------

                                                     3.04%  SHORT TERM INVESTMENTS
                                                     0.90%  Commercial Paper
                                                            Investment in Joint Trading
                                                            Account; HSBC Funding
                         4,233          4,233               5.27%, 7/ 3/2006
             -                                                                                      -           4,233       4,233
                                                     2.14%  Other Short Term Investments
                                                            Mellon GSL DBT II
        10,155               -         10,155               Collateral Fund (e)                10,155               -      10,155
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------
                                                            TOTAL SHORT TERM              $    10,155       $   4,233    $ 14,388
                                                            INVESTMENTS
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------

                                                     0.57%  MONEY MARKET FUNDS
                         2,672          2,672               BNY Institutional Cash
             -                                              Reserve Fund (e)                        -           2,672       2,672
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------
                                                            TOTAL MONEY MARKET FUNDS         $      -       $   2,672    $  2,672
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------

                                                     0.69%  REPURCHASE AGREEMENT
                                                             Agreement with Credit
                                                            Suissse First Boston Corp,
                                                            4.700% dated 06/30/2006, to
                                                            be repurchased at
                                                            $3,242,000 on 07/03/2006
                                                            (collateralized by U.S.
                                                            Treasury Note, 3.875% due
                                                            01/15/2009 market value
         3,241               -          3,241               $3,348,000)                         3,241               -       3,241
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------
                                                             TOTAL REPURCHASE              $    3,241         $     -     $ 3,241
                                                            AGREEMENTS
--------------- --------------- -------------- ------------ ----------------------------- ------------ --------------- -----------

                                                   102.60%  Total Investments              $  146,485       $ 337,706     484,191
                                                    -2.60%  Liabilities in Excess of
                                                            Other Assets, Net - (0.87)%       (9,361)         (2,908)    (12,269)
                                                                                          ------------ --------------- -----------
                                                   100.00%  TOTAL NET ASSETS - 100.00%     $  137,124       $ 334,798   $ 471,922
                                                                                          ============ =============== ===========

(a) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,079 (in thousands) or 0.44% of net assets.

(b)  Non-Income Producing Security

(c) Security or a portion of the security was on loan at the end of the period.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $7,731 (in thousands) or 1.64% of net assets.

(e) Security was purchased with the cash proceeds from securities loans.

(f)  Security is restricted and illiquid

Unrealized Appreciation
(Depreciation)
Unrealized Appreciation           $    34,565      $   57,520     $   92,085
Unrealized Depreciation
                                      (3,038)         (6,855)        (9,893)
                              ---------------- --------------- --------------
Net Unrealized Appreciation
(Depreciation)                         31,527          50,665         82,192
Cost for federal income tax
purposes                              114,958         287,040        401,998

Portfolio Summary
(unaudited)
----------------------------- ---------------- --------------- --------------
Country                               Percent         Percent        Percent
----------------------------- ---------------- --------------- --------------
Japan                                  23.66%          19.45%         20.70%
United Kingdom                         11.65%          19.63%         17.15%
France                                  8.74%           9.14%          9.00%
Switzerland                             6.75%           7.71%          7.40%
Germany                                 4.30%           5.72%          5.30%
Canada                                  5.04%           5.21%          5.20%
United States                           9.95%           2.06%          4.40%
Netherlands                             5.87%           3.02%          3.80%
Korea, Republic Of                      3.87%           2.86%          3.20%
Spain                                   3.22%           3.05%          3.10%
Italy                                   0.32%           2.41%          1.80%
Belgium                                 0.48%           2.32%          1.80%
Australia                               2.02%           1.72%          1.80%
Finland                                 1.30%           1.53%          1.50%
Taiwan, Province Of China               2.06%           1.27%          1.50%
South Africa                            2.56%           0.87%          1.40%
Sweden                                  1.06%           1.43%          1.30%
Brazil                                  1.50%           1.10%          1.20%
Hong Kong                               1.91%           0.96%          1.20%
Mexico                                  2.08%           0.64%          1.10%
Russian Federation                      0.84%           1.01%          1.00%
Ireland                                 0.71%           0.78%          0.80%
China                                   1.18%           0.65%          0.80%
Singapore                               0.68%           0.73%          0.70%
India                                   1.02%           0.46%          0.60%
Greece                                  0.17%           0.60%          0.50%
Denmark                                 0.29%           0.38%          0.40%
Thailand                                0.39%           0.22%          0.30%
Indonesia                               0.67%           0.16%          0.30%
Israel                                  0.59%           0.12%          0.30%
Norway                                  0.22%           2.98%          2.20%
Malaysia                                0.47%           0.16%          0.20%
Austria                                 0.28%           0.13%          0.20%
Philippines                             0.03%           0.08%          0.10%
Luxembourg                              0.05%           0.06%          0.10%
Egypt                                   0.31%           0.03%          0.10%
Turkey                                  0.41%                          0.10%
                                                            -
Argentina                               0.04%           0.05%          0.05%
Hungary                                 0.01%           0.05%          0.00%
Czech Republic                                          0.04%          0.00%
                                            -
Colombia                                0.03%           0.04%          0.00%
Morocco                                                 0.03%          0.00%
                                            -
New Zealand                                             0.01%          0.00%
                                            -
Portugal                                                0.00%          0.00%
                                            -
Chile                                   0.06%                          0.00%
                                                            -
Oman                                    0.02%                          0.00%
                                                            -
United Arab Emirates                    0.02%                          0.00%
                                                            -
Liabilities in Excess of               -6.83%        (-0.87%)         -2.60%
Other Assets, Net
                              ---------------- --------------- --------------
TOTAL NET ASSETS                      100.00%         100.00%        100.00%
                              ================ =============== ==============


     WM VT INTERNATIONAL GROWTH FUND SCHEDULE OF FOREIGN CURRENCY CONTRACTS
                                                  In
 Local Foreign      Delivery  Contracts to      Exchange          Net Unrealized
      Currency          Date  Deliver              For    Value    Appreciation
          Buy:
           AUD    07/21/2006                       $ 425   $
                              576                            427      $       2
           GBP    09/26/2006
                              259                    469   479               10
                                                                  --------------
                                                                      $      12

         Sell:
           EUR    07/03/2006
                                                          $
                              37                  $   47    48       $      (1)
           ZAR    07/03/2006

                              80                      11    11                -
           JPY    07/05/2006
                              5,059                   44    44                -
           ZAR    07/05/2006
                              457                     63    64              (1)
           ZAR    07/06/2006
                              277                     38    39              (1)
           ZAR    07/07/2006
                              299                     49    41                8
           ZAR    07/19/2006
                              328                     53    46                7
           EUR    07/21/2006
                              345                    425   442             (17)
           CHF    09/26/2006
                              583                    469   481             (12)
                                                                  --------------
                                                                    $      (17)



As of June 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                             Schedule of Investments
                            June 30, 2006 (unaudited)
                                                                                 WMVT
                  PVC Money                                                        Money       PVC Money
  WMVT Money       Market                                                         Market        Market
 Market Fund      Account       Combined                                           Fund        Account       Combined
--------------- ------------- ------------                                      ------------ ------------- ------------
   Principal      Principal    Principal                                         Value           Value      Value
Amount (000s)      Amount       Amount
                   (000s)       (000s)                                            (000s)        (000s)       (000s)
--------------- ------------- ------------                                      ------------ ------------- ------------
                                             88.94%   COMMERCIAL PAPER
                                              5.79%   Asset Backed Securities
                                                      CAFCO
       $     -     $   1,100    $   1,100             5.03%, 7/13/2006              $     -     $   1,098    $   1,098
                                                      5.03%, 7/21/2006
             -           950          950                                                 -           947          947
                                                      5.01%, 8/ 3/2006
             -         1,100        1,100                                                 -         1,095        1,095
                                                      5.29%, 8/ 9/2006
                         700                                                                          696
             -                        700                                                 -                        696
                                                      5.16%, 8/25/2006
                       1,000                                                                          992
             -                      1,000                                                 -                        992
                                                      FCAR Owner Trust I
                                                      4.99%, 7/18/2006
             -         1,000        1,000                                                 -           998          998
                                                      4.91%, 7/20/2006
             -           900          900                                                 -           898          898
                                                      Windmill Funding
                                                      4.99%, 7/14/2006
             -           800          800                                                 -           799          799
                                                      5.11%, 8/10/2006
             -         1,000        1,000                                                 -           994          994
                                                      5.18%, 8/14/2006
             -         1,000        1,000                                                 -           994          994
                                                      5.15%, 8/24/2006
             -           800          800                                                 -           793          793
                                                                                ------------ ------------- ------------

                                                                                          -        10,304       10,304
                                                                                ------------ ------------- ------------
                                             11.55%   Commercial Banks
                                                      BNP Paribas Finance
           510             -          510                                               506             -          506
                                                      5.05%, 8/28/2006
                                                      Caylon North America
                                                      4.69%, 7/10/2006
             -           800          800                                                 -           799          799
                                                      5.05%, 8/ 2/2006
             -         1,000        1,000                                                 -           996          996
                                                      5.195%, 8/ 2/2006
             -           900          900                                                 -           896          896
                                                      5.29%, 8/29/2006
             -         1,000        1,000                                                 -           991          991
                                                      Nordea North America
                                                      5.075%, 8/ 1/2006
                       1,000
             -                      1,000                                                 -           996          996
                                                      5.06%, 8/10/2006
             -         1,115        1,115                                                 -         1,109        1,109
                                                      5.15%, 9/ 1/2006
                         900                                                                          892
             -                        900                                                 -                        892
                                                      5.195%, 9/11/2006
             -         1,000        1,000                                                 -           990          990
                                                      Skandinaviska Enskilda
                                                     Banken
                                                      5.03%, 7/26/2006
             -         1,885        1,885                                                 -         1,878        1,878
                                                      5.15%, 7/26/2006
             -         1,000        1,000                                                 -           996          996
                                                      5.02%, 7/31/2006
             -         1,000        1,000                                                 -           996          996
                                                      Societe Generale North
                                                     America Inc
                                                      5.03%, 10/ 6/2006
           600             -          600                                               592             -          592
                                                      5.05%, 7/ 3/2006
             -         1,000        1,000                                                 -         1,000        1,000
                                                      5.28%, 7/ 3/2006
                         665                                                                          665
             -                        665                                                 -                        665
                                                      5.00%, 7/ 6/2006
             -           600          600                                                 -           600          600
                                                      Svenska Handelsbanken
                                                      5.08%, 8/ 7/2006
             -           900          900                                                 -           895          895
                                                      5.14%, 8/22/2006
             -           900          900                                                 -           893          893
                                                      5.29%, 9/11/2006
             -         1,100        1,100                                                 -         1,088        1,088
                                                      Westpac Banking Corp
                                                      5.08%, 8/18/2006
             -           900          900                                                 -           894          894
                                                      5.12%, 8/18/2006
             -         1,000        1,000                                                 -           993          993
                                                      Westpac Trust
                                                     Securities Ltd.
                                                      4.89%, 7/24/2006
             -           900          900                                                 -           897          897
                                                                                ------------ ------------- ------------

                                                                                      1,098        19,464       20,562
                                                                                ------------ ------------- ------------
                                              0.49%   Distribution &
                                                     Wholesale
                                                      Louis Dreyfus
                                                      5.17%, 7/18/2006
             -           880          880                                                 -           878          878

                                                      Diversified Financial
                                              4.05%  Services
                                                      Amstel Funding
                                                      4.95%, 7/11/2006
             -           675          675                                                 -           674          674
                                                      5.32%, 9/15/2006
             -         1,040        1,040                                                 -         1,028        1,028
                                                      5.40%, 9/15/2006
             -           920          920                                                 -           910          910
                                                      5.40%, 9/29/2006
             -           900          900                                                 -           888          888
                                                      General Electric
                                                     Capital
                                                      4.86%, 7/12/2006
             -           930          930                                                 -           929          929
                                                      4.97%, 7/17/2006
             -           860          860                                                 -           858          858
                                                      5.10%, 9/ 1/2006
             -           940          940                                                 -           932          932
                                                      5.22%, 9/14/2006
             -         1,000        1,000                                                 -           988          988
                                                                                ------------ ------------- ------------

                                                                                          -         7,207        7,207
                                                                                ------------ ------------- ------------
                                              2.57%   Finance - Auto Loans
                                                      Paccar Financial
                                                      4.90%, 7/ 5/2006
             -         1,000        1,000                                                 -           999          999
                                                      5.05%, 8/11/2006
             -         1,000        1,000                                                 -           994          994
                                                      5.10%, 8/15/2006
             -           900          900                                                 -           894          894
                                                      5.24%, 9/13/2006
             -         1,000        1,000                                                 -           989          989
                                                      5.34%, 9/25/2006
             -           700          700                                                 -           692          692
                                                                                ------------ ------------- ------------

                                                                                          -         4,568        4,568
                                                                                ------------ ------------- ------------
                                              2.36%   Finance - Commercial
                                                      CIT Group
                                                      5.05%, 8/ 1/2006
             -         1,130        1,130                                                 -         1,125        1,125
                                                      5.05%, 8/ 4/2006
                       1,000
             -                      1,000                                                 -           995          995
                                                      5.09%, 8/21/2006
             -         1,000        1,000                                                 -           993          993
                                                      5.16%, 8/24/2006
                       1,100                                                                        1,092
             -                      1,100                                                 -                      1,092
                                                                                ------------ ------------- ------------

                                                                                          -         4,205        4,205
                                                                                ------------ ------------- ------------
                                              0.96%   Finance - Consumer
                                                     Loans
                                                      American General
                                                     Finance
                                                      5.07%, 7/20/2006
             -           825          825                                                 -           823          823
                                                      5.31%, 8/28/2006
                         900                                                                          892
             -                        900                                                 -                        892
                                                                                ------------ ------------- ------------

                                                                                          -         1,715        1,715
                                                                                ------------ ------------- ------------
                                              1.41%   Finance - Credit Card
                                                      American Express Credit
                                                      4.99%, 7/10/2006
             -           890          890                                                 -           889          889
                                                      5.02%, 7/12/2006
             -           900          900                                                 -           899          899
                                                      5.05%, 7/17/2006
             -           725          725                                                 -           723          723
                                                                                ------------ ------------- ------------

                                                                                          -         2,511        2,511
                                                                                ------------ ------------- ------------
                                              6.39%   Finance - Investment
                                                     Banker & Broker
                                                      Bear Stearns
                                                      5.09%, 8/ 7/2006
             -           900          900                                                 -           895          895
                                                      5.07%, 8/25/2006
             -         1,100        1,100                                                 -         1,091        1,091
                                                      5.21%, 8/28/2006
             -         1,000        1,000                                                 -           992          992
                                                      5.36%, 9/12/2006
             -         1,000        1,000                                                 -           989          989
                                                      Citigroup Funding
                                                      5.25%, 7/28/2006
             -         1,100        1,100                                                 -         1,096        1,096
                                                      Credit Suisse First
                                                     Boston (b)
                                                      4.72%, 7/ 3/2006
           500             -          500                                               499             -          499
                                                      ING U.S. Funding
                                                      4.93%, 7/17/2006
             -           800          800                                                 -           798          798
                                                      5.02%, 7/19/2006
             -           900          900                                                 -           898          898
                                                      5.11%, 8/ 8/2006
             -           900          900                                                 -           895          895
                                                      5.06%, 8/23/2006
             -         1,100        1,100                                                 -         1,092        1,092
                                                      Merrill Lynch & Co Inc
                                                      4.90%, 7/ 6/2006
             -         1,135        1,135                                                 -         1,134        1,134
                                                      4.93%, 7/ 7/2006
                       1,000                                                                          999
             -                      1,000                                                 -                        999
                                                                                ------------ ------------- ------------

                                                                                        499        10,879       11,378
                                                                                ------------ ------------- ------------
                                              2.58%   Finance - Leasing
                                                     Company
                                                      International Lease
                                                     Finance
                                                      4.88%, 7/11/2006
                         900                                                                          899
             -                        900                                                 -                        899
                                                      5.06%, 8/ 8/2006
             -           900          900                                                 -           895          895
                                                      5.07%, 8/17/2006
             -           920          920                                                 -           914          914
                                                      5.27%, 8/31/2006
             -         1,000        1,000                                                 -           991          991
                                                      River Fuel Funding
                                                      5.25%, 7/31/2006
             -           900          900                                                 -           896          896
                                                                                ------------ ------------- ------------

                                                                                          -         4,595        4,595
                                                                                ------------ ------------- ------------
                                             12.32%   Finance - Other
                                                     Services
                                                      Commoloco
                                                      5.05%, 7/24/2006
             -           900          900                                                 -           897          897
                                                      CRC Funding
                                                      5.03%, 7/12/2006
             -           935          935                                                 -           934          934
                                                      5.02%, 7/19/2006
             -           900          900                                                 -           898          898
                                                      5.03%, 7/24/2006
                                                                                                      897
             -           900          900                                                 -                        897
                                                      5.24%, 8/24/2006
             -           900          900                                                 -           893          893
                                                      5.27%, 8/30/2006
             -           900          900                                                 -           892          892
                                                      HSBC Funding
                                                      5.04%, 7/10/2006
             -           940          940                                                 -           939          939
                                                      5.01%, 7/27/2006
             -           900          900                                                 -           897          897
                                                      5.10%, 8/14/2006
             -           990          990                                                 -           984          984
                                                      5.25%, 8/21/2006
             -           900          900                                                 -           893          893
                                                      Park Avenue Receivables
                                                     Company
                                                      5.14%, 7/17/2006
             -           970          970                                                 -           968          968
                                                      5.23%, 7/21/2006
             -         1,000        1,000                                                 -           997          997
                                                      5.27%, 7/25/2006
             -           850          850                                                 -           847          847
                                                      5.28%, 7/26/2006
                         900                                                                          897
             -                        900                                                 -                        897
                                                      5.28%, 7/28/2006
             -           815          815                                                 -           812          812
                                                      Private Export Funding
                                                      4.84%, 7/13/2006
             -           850          850                                                 -           849          849
                                                      5.02%, 7/27/2006
             -           840          840                                                 -           837          837
                                                      5.04%, 7/27/2006
             -         1,000        1,000                                                 -           996          996
                                                      5.00%, 8/ 1/2006
             -           900          900                                                 -           896          896
                                                      4.88%, 8/ 2/2006
             -           900          900                                                 -           896          896
                                                      5.01%, 8/ 3/2006
             -           770          770                                                 -           766          766
                                                      5.035%, 8/ 8/2006
             -         1,000        1,000                                                 -           995          995
                                                      5.27%, 8/23/2006
             -         1,070        1,070                                                 -         1,062        1,062
                                                      5.12%, 8/30/2006
             -         1,000        1,000                                                 -           990          990
                                                                                ------------ ------------- ------------

                                                                                          -        21,932       21,932
                                                                                ------------ ------------- ------------
                                              7.46%   Money Center Banks
                                                      Bank of America
                                                      4.88%, 7/ 7/2006
             -           900          900                                                 -           899          899
                                                      5.02%, 7/28/2006
             -           880          880                                                 -           877          877
                                                      5.105%, 8/30/2006
             -           900          900                                                 -           892          892
                                                      Bank of America N.A.
                                                      5.07%, 7/21/2006
             -           800          800                                                 -           800          800
                                                      BNP Paribas Finance
                                                      4.948%, 7/18/2006
                         800                                                                          798
             -                        800                                                 -                        798
                                                      5.05%, 8/28/2006
             -           820          820                                                 -           813          813
                                                      5.23%, 9/14/2006
             -         1,000        1,000                                                 -           989          989
                                                      HBOS Treasury Services
                                                      4.94%, 7/13/2006
                         800
             -                        800                                                 -           799          799
                                                      5.085%, 8/15/2006
             -         1,045        1,045                                                 -         1,038        1,038
                                                      5.15%, 9/ 7/2006
                       1,000                                                                          990
             -                      1,000                                                 -                        990
                                                      5.39%, 10/ 6/2006
             -           900          900                                                 -           887          887
                                                      UBS Finance Delaware
                                                     LLC
                                                      4.93%, 7/ 6/2006
             -         1,010        1,010                                                 -         1,009        1,009
                                                      4.925%, 7/10/2006
                                                                                                      899
             -           900          900                                                 -                        899
                                                      5.11%, 8/22/2006
           700             -          700                                               695             -          695
                                                      5.255%, 7/31/2006
             -           900          900                                                 -           897          897
                                                                                ------------ ------------- ------------

                                                                                        695        12,587       13,282
                                                                                ------------ ------------- ------------

                                              2.68%   Multi-line Insurance
                                                      Genworth Financial
                                                      5.03%, 7/11/2006
                         900
             -                        900                                                 -           899          899
                                                      5.06%, 7/25/2006
             -           900          900                                                 -           897          897
                                                      5.23%, 8/17/2006
             -         1,100        1,100                                                 -         1,092        1,092
                                                      5.26%, 8/21/2006
             -           900          900                                                 -           893          893
                                                      5.30%, 8/25/2006
             -         1,000        1,000                                                 -           992          992
                                                                                ------------ ------------- ------------

                                                                                          -         4,773        4,773
                                                                                ------------ ------------- ------------
                                              0.56%   Oil Company -
                                                     Integrated
                                                      Total Capital
                                                      4.955%, 7/25/2006
             -         1,000        1,000                                                 -           997          997

                                              0.34%   Regional Banks
                                                      Landesbank
           600             -          600            Baden-Wurttemberg                  593             -          593
                                                      5.35%, 9/19/2006

                                              0.92%   Special Purpose Banks
                                                      Dexia Delaware LLC
                                                      5.22%, 8/16/2006
           700             -          700                                               696             -          696
                                                      Scaldis Capital
                                                      5.39%, 9/20/2006
             -           955          955                                                 -           943          943
                                                                                ------------ ------------- ------------

                                                                                        696           943        1,639
                                                                                ------------ ------------- ------------
                                             23.77%   Special Purpose Entity
                                                      Barclays U.S. Funding
                                                      5.025%, 8/ 2/2006
             -           745          745                                                 -           742          742
                                                      5.05%, 8/ 9/2006
             -         1,100        1,100                                                 -         1,094        1,094
                                                      5.105%, 8/22/2006
                       1,100                                                                        1,092
             -                      1,100                                                 -                      1,092
                                                      5.11%, 8/23/2006
             -         1,000        1,000                                                 -           992          992
                                                      Charta LLC
                                                      5.01%, 7/ 7/2006
             -         1,000        1,000                                                 -           999          999
                                                      5.04%, 7/11/2006
             -         1,000        1,000                                                 -           999          999
                                                      4.91%, 7/14/2006
                       1,000                                                                          998
             -                      1,000                                                 -                        998
                                                      5.16%, 8/15/2006
             -         1,000        1,000                                                 -           994          994
                                                      5.37%, 9/21/2006
             -           800          800                                                 -           790          790
                                                      Compass Securitization
                                                      5.06%, 7/18/2006
             -         1,000        1,000                                                 -           998          998
                                                      5.27%, 9/15/2006
             -           900          900                                                 -           890          890
                                                      Cortez Capital Corp
                                                      5.13%, 7/ 6/2006
             -           830          830                                                 -           829          829
                                                      Galaxy Funding
                                                      5.15%, 8/10/2006
                       1,300                                                                        1,293
             -                      1,300                                                 -                      1,293
                                                      5.27%, 8/31/2006
             -         1,000        1,000                                                 -           991          991
                                                      5.16%, 9/ 5/2006
             -         1,100        1,100                                                 -         1,090        1,090
                                                      5.30%, 9/18/2006
             -           950          950                                                 -           939          939
                                                      Grampian Funding
                                                      4.96%, 7/19/2006
                       1,000                                                                          998
             -                      1,000                                                 -                        998
                                                      4.83%, 7/21/2006
             -           900          900                                                 -           898          898
                                                      5.06%, 8/16/2006
             -           900          900                                                 -           894          894
                                                      5.11%, 8/29/2006
                       1,000
             -                      1,000                                                 -           992          992
                                                      5.38%, 9/28/2006
             -         1,000        1,000                                                 -           987          987
                                                      Ranger Funding
                                                      4.88%, 7/ 3/2006
             -         1,000        1,000                                                 -         1,000        1,000
                                                      5.12%, 7/13/2006
             -           945          945                                                 -           943          943
                                                      5.12%, 7/20/2006
             -           700          700                                                 -           698          698
                                                      5.03%, 8/ 7/2006
             -           900          900                                                 -           895          895
                                                      5.21%, 9/11/2006
             -         1,000        1,000                                                 -           990          990
                                                      Scaldis Capital
                                                      4.89%, 7/ 5/2006
             -           900          900                                                 -           900          900
                                                      5.12%, 8/31/2006
             -         1,000        1,000                                                 -           991          991
                                                      5.33%, 9/20/2006
             -           900          900                                                 -           889          889
                                                      5.38%, 9/22/2006
             -           870          870                                                 -           859          859
                                                      Sheffield Receivables
                                                      5.08%, 8/ 3/2006
                         900                                                                          896
             -                        900                                                 -                        896
                                                      5.30%, 9/ 6/2006
             -         1,100        1,100                                                 -         1,089        1,089
                                                      5.34%, 9/ 6/2006
             -           900          900                                                 -           891          891
                                                      Southern Company
                                                     Funding
                                                      5.17%, 7/12/2006
             -           950          950                                                 -           948          948
                                                      5.12%, 8/ 4/2006
             -         1,330        1,330                                                 -         1,324        1,324
                                                      Surrey Funding
                                                      4.89%, 7/ 5/2006
             -           900          900                                                 -           900          900
                                                      5.03%, 7/20/2006
             -           900          900                                                 -           898          898
                                                      5.28%, 8/22/2006
             -           900          900                                                 -           893          893
                                                      5.365%, 9/29/2006
             -           900          900                                                 -           888          888
                                                      Variable Funding
                                                     Capital Corp LLC
                                                      5.23%, 7/24/2006
             -           915          915                                                 -           912          912
                                                      White Pine Finance
                                                      5.18%, 8/14/2006
             -         1,000        1,000                                                 -           993          993
                                                      5.31%, 8/18/2006
             -         1,000        1,000                                                 -           992          992
                                                      5.12%, 8/29/2006
             -         1,000        1,000                                                 -           991          991
                                                      5.16%, 9/ 8/2006
             -         1,050        1,050                                                 -         1,039        1,039
                                                                                ------------ ------------- ------------

                                                                                          -        42,318       42,318
                                                                                ------------ ------------- ------------
                                              1.62%   Supranational Bank
                                                      Corp Andina de Fomento
                                                      5.04%, 7/14/2006
             -         1,100        1,100                                                 -         1,098        1,098
                                                      5.20%, 8/11/2006
             -         1,000        1,000                                                 -           994          994
                                                      5.15%, 8/17/2006
             -           800          800                                                 -           795          795
                                                                                ------------ ------------- ------------

                                                                                          -         2,887        2,887
                                                                                ------------ ------------- ------------
                                              0.56%   Telecommunication
                                                     Services
                                                      Verizon Global Funding
                                                      5.44%, 1/12/2007 (a)
             -         1,000        1,000                                                 -         1,000        1,000

                                              0.56%   Tools - Hand held
                                                      Stanley Works
                                                      5.03%, 8/ 4/2006
             -         1,000        1,000                                                 -           996          996
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                                      TOTAL COMMERCIAL PAPER      $   3,581     $ 154,759    $ 158,340
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                              2.35%   CERTIFICATE OF DEPOSIT
                                              2.01%   Commercial Banks
                                                      Canadian Imperial Bank
                                                     of Commerce/New York (a)
                                                      5.17%, 4/27/2007
           500             -          500                                               500             -          500
                                                      Citibank
                                                      5.18%, 8/28/2006
             -         1,000        1,000                                                 -         1,000        1,000
                                                      5.23%, 9/ 6/2006
             -         1,000        1,000                                                 -         1,000        1,000
                                                      State Street Bank &
                                                     Trust Co (a)
                                                      5.2063%, 12/11/2006
           580             -          580                                               579             -          579
                                                      Toronto Dominion Bank
                                                      5.3%, 4/13/2007
           500             -          500                                               500             -          500
                                                                                ------------ ------------- ------------

                                                                                      1,579         2,000        3,579
                                              0.34%   Regional Banks
                                                      Wells Fargo & Co

           600             -          600                                               600             -          600
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                                      TOTAL CERTIFICATE OF        $   2,179     $   2,000    $   4,179
                                                     DEPOSIT
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                              5.09%   BONDS
                                              0.28%   Asset Backed Securities
                                                      Caterpillar Financial
                                                     Asset Trust
                                                      5.46%, 6/25/2007
                         500                                                                          500
             -                        500                                                 -                        500

                                              1.09%   Automobile Sequential
                                                      Capital One Auto
                                                     Finance Trust
                                                      5.12%, 11/15/2006
             -           494          494                                                 -           494          494
                                                      Household Automotive
                                                     Trust
                                                      5.28%, 6/18/2007
             -           700          700                                                 -           700          700
                                                      Hyundai Auto
                                                     Receivables Trust
                                                      4.84%, 9/15/2006
                          87                                                                           87
             -                         87                                                 -                         87
                                                      Triad Auto Receivables
                                                     Owner Trust
                                                      4.57%, 7/12/2006
             -           130          130                                                 -           130          130
                                                      5.14%, 11/13/2006
             -           430          430                                                 -           430          430
                                                      USAA Auto Owner Trust
                                                      4.17%, 7/17/2006 (a)
             -            15           15                                                 -            15           15
                                                      4.40%, 8/15/2006
                          88                                                                           89
             -                         88                                                 -                         89
                                                                                ------------ ------------- ------------

                                                                                          -         1,945        1,945
                                                                                ------------ ------------- ------------
                                              0.28%   Commercial Banks
                                                      US Bank NA
                                                      2.85%, 11/15/2006
           500             -          500                                               496             -          496

                                                      Finance - Consumer
                                              0.40%  Loans
                                                      HSBC Finance Corp
                                                      5.75%, 1/30/2007
                                                                                        703             -          703
           700             -          700

                                                      Finance - Investment
                                              0.90%  Banker & Broker
                                                      JPMorgan Chase & Co
                                                      5.11%, 7/ 3/2006
             -           500          500                                                 -           500          500
                                                      Merrill Lynch & Co Inc
                                                      5.46%, 7/27/2007
             -           700          700                                                 -           700          700
                                                      Morgan Stanley Group
                                                     Inc
                                                      6.88%, 3/ 1/2007
             -           400          400                                                 -           405          405
                                                                                ------------ ------------- ------------

                                                                                          -         1,605        1,605
                                                                                ------------ ------------- ------------
                                              0.43%   Medical - Outpatient &
                                                     Home Medical Care
                                                      Everett Clinic PS
                                                      5.3%, 5/ 1/2022
           754             -          754                                               754             -          754

                                              0.39%   Publishing - Newspapers
                                                      Gannett Co Inc
                                                      5.50%, 4/ 1/2007
             -           700          700                                                 -           700          700

                                              1.32%   Special Purpose Entity
                                                      ACF Parking Ltd
                                                      5.35%, 5/ 1/2022
           800             -          800                                               800             -          800
                                                      Allstate Life Global
                                                     Funding Trusts
                                                      5.11%, 7/ 5/2006 (a)
             -           700          700                                                 -           700          700
                                                      Lauren Co LLC (b)
                                                      5.37%, 7/ 1/2033
           855             -          855                                               855                        855
                                                                                ------------ ------------- ------------

                                                                                      1,655           700        2,355
                                                                                ------------ ------------- ------------
--------------- ------------- ------------ --------- --------------------------
                                                      TOTAL BONDS                 $   3,608     $   5,450    $   9,058
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                              3.02%   TAXABLE MUNICIPAL BONDS
                                                      Government
                                                      California Statewide
                                                     Communities Development
                                                     Authority (FNMA
                                                     Collateral)
                                                      5.43%, 12/15/2036
           750             -          750                                               750             -          750
                                                      County of Sacramento CA
                                                      5.43%, 7/ 1/2022
           705             -          705                                               705             -          705
                                                      Illinois Health
                                                     Facilities Authority
                                                      5.39%, 7/ 1/2024
                                                                                        855             -          855
           855             -          855
                                                      Michigan State Housing
                                                     Development Authority
                                                      5.33%, 6/ 1/2034
           590             -          590                                               590             -          590
                                                      New York State Housing
                                                     Finance Agency (FNMA
                                                     Collateral)
                                                      5.35%, 5/15/2033
           720             -          720                                               720             -          720
                                                      Oakland-Alameda County
                                                     Coliseum Authority/CA
                                                      5.35%, 2/ 1/2011
           600             -          600                                               600             -          600
                                                      Washington State
                                                     Housing Finance
                                                     Commission
                                                      5.36%, 7/ 1/2030
                           -                                                                            -          715
           715                        715                                               715
                                                      Washington State
                                                     Housing Finance
                                                     Commission (FNMA
                                                     Collateral)
                                                      5.38%,  5/15/2033
           445             -          445                                               445             -          445
                                                                                ------------ ------------- ------------

                                                                                      5,380             -        5,380
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                                      TOTAL TAXABLE MUNICIPAL     $   5,380       $     -    $   5,380
                                                     BONDS
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                              0.28%   OTHER
                                                      Funding Agreements
                                                      New York Life Insurance
                                                     (a)(b)(c)(d)
                                                      5.16%, 8/ 2/2006
           500             -          500                                               500             -          500
                                                                                ------------ ------------- ------------

                                                                                        500             -          500
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                                      TOTAL FUNDING AGREEMENT      $    500       $     -     $    500
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                              0.76%   REPURCHASE AGREEMENT
                                                      Agreement with Morgan
                                                     Stanley, 4.700% dated
                                                     06/30/2006, to be
                                                     repurchased at
                                                     $1,362,000 on 07/03/2006
                                                     (collateralized by U.S.
                                                     Treasury Note, 3.875%
                                                     due 01/15/2009, market
         1,361             -        1,361            value $1,406,000)                1,361             -        1,361
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                                      TOTAL REPURCHASE            $   1,361       $     -    $   1,361
                                                     AGREEMENT
--------------- ------------- ------------ --------- -------------------------- ------------ ------------- ------------
                                            100.44%   Total Investments           $  16,609     $ 162,209    $ 178,818
                                                      Liabilities in Excess
                                             -0.44%  of Other Assets, Net               469       (1,247)        (778)
                                                                                ------------ ------------- ------------
                                                      TOTAL NET ASSETS            $  17,078     $ 160,962    $ 178,040
                                            100.00%
                                                                                ============ ============= ============

(a) Variable Rate
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactionss exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are considered illiquid. At the end of the period, the value of these securites totaled $1,854 (in thousands) or 1.04% of net assets
(c) Security is Illiquid
(d) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $500 (in thousands) or .28% of net assets.


As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                             Schedule of Investments
                            June 30, 2006 (unaudited)
               PVC Real                                                                              PVC Real
              Estate                                                                                   Estate
   WMVT REIT  Securities                                                             WMVT REIT     Securities
        Fund     Account     Combined                                                      Fund       Account       Combined
------------- ----------- ------------                                              ------------ ------------- --------------
      Shares      Shares       Shares
        Held        Held         Held                                                Value              Value          Value
                                                                                         (000s)        (000s)         (000s)
------------- ----------- ------------                                              ------------ ------------- --------------
                                           96.77%  COMMON STOCKS
                                            0.14%  Building -
                                                   Residential/Commercial
      15,567           -       15,567              DR Horton Inc                       $    371       $     -      $     371

                                            0.34%  Finance - Mortgage Loan/Banker
      23,300           -       23,300              Countrywide Financial Corp               887             -            887

                                            0.34%  Forestry
      24,900           -       24,900              Plum Creek Timber Co Inc                 884             -            884

                                            3.17%  Hotels & Motels
           -     137,300      137,300              Starwood Hotels & Resorts                  -         8,285          8,285
                                                   Worldwide Inc

                                            0.36%  Oil Company - Exploration &
                                                   Production
      11,600           -       11,600              Enerplus Resources Fund (a)              652             -            652
      10,100           -       10,100              Harvest Energy Trust                     301             -            301
                                                                                    ------------ ------------- --------------
                                                                                            953             -            953
                                                                                    ------------ ------------- --------------
                                            0.47%  Property/Casualty Insurance
      10,000           -       10,000              Fidelity National Financial Inc          390             -            390
      42,115           -       42,115              Fidelity National Title Group            828             -            828
                                                   Inc (a)
                                                                                    ------------ ------------- --------------
                                                                                          1,218             -          1,218
                                                                                    ------------ ------------- --------------
                                            1.51%  Real Estate Operator &
                                                   Developer
           -     123,050      123,050              Brookfield Properties Corp                 -         3,959          3,959

                                           22.95%  REITS - Apartments
           -     269,377      269,377              Archstone-Smith Trust                      -        13,703         13,703
      13,500     126,200      139,700              AvalonBay Communities Inc              1,493        13,960         15,453
           -      81,352       81,352              BRE Properties Inc                         -         4,474          4,474
           -      75,640       75,640              Camden Property Trust                      -         5,563          5,563
      43,800     179,500      223,300              Equity Residential                     1,959         8,029          9,988
                  53,797       53,797              Essex Property Trust Inc                             6,007          6,007
      11,400      11,400       22,800              Mid-America Apartment                    636           636          1,272
                                                   Communities Inc
      62,700      63,405      126,105              United Dominion Realty Trust           1,756         1,776          3,532
                                                   Inc (a)
                                                                                    ------------ ------------- --------------
                                                                                          5,844        54,148         59,992
                                                                                    ------------ ------------- --------------
                                            5.61%  REITS - Diversified
      14,000      95,100      109,100              Vornado Realty Trust (a)               1,366         9,277         10,643
      31,100           -       31,100              iStar Financial Inc                    1,174             -          1,174
      24,600           -       24,600              Duke Realty Corp                         865             -            865
      29,800           -       29,800              Entertainment Properties Trust         1,283             -          1,283
      15,100           -       15,100              Global Signal Inc                        699             -            699
                                                                                    ------------ ------------- --------------
                                                                                          5,387         9,277         14,664
                                                                                    ------------ ------------- --------------
                                            3.99%  REITS - Healthcare
           -     186,660      186,660              Ventas Inc                                 -         6,324          6,324
      45,700           -       45,700              Health Care Property Investors         1,222             -          1,222
                                                   Inc
       8,000           -        8,000              Health Care REIT Inc                     280             -            280
      30,800           -       30,800              Healthcare Realty Trust Inc              981             -            981
      54,200           -       54,200              Nationwide Health Properties           1,220             -          1,220
                                                   Inc
      30,200           -       30,200              Omega Healthcare Investors Inc           399             -            399
                                                                                    ------------ ------------- --------------
                                                                                          4,102         6,324         10,426
                                                                                    ------------ ------------- --------------
                                            7.61%  REITS - Hotels
      64,800           -       64,800              Equity Inns Inc                        1,073             -          1,073
      24,300           -       24,300              Hospitality Properties Trust           1,067             -          1,067
      48,100     344,986      393,086              Host Hotels & Resorts Inc              1,052         7,545          8,597
           -     117,283      117,283              LaSalle Hotel Properties                   -         5,430          5,430
           -     106,454      106,454              Sunstone Hotel Investors Inc               -         3,094          3,094
      50,600           -       50,600              Winston Hotels Inc                       620             -            620
                                                                                    ------------ ------------- --------------
                                                                                          3,812        16,069         19,881
                                                                                    ------------ ------------- --------------
                                            0.48%  REITS-Mortgage
      25,900           -       25,900              Redwood Trust Inc (a)                  1,265             -          1,265

                                           19.85%  REITS - Office Property
      22,400      29,858       52,258              Alexandria Real Estate                 1,986         2,648          4,634
                                                   Equities Inc
           -     146,067      146,067              BioMed Realty Trust Inc                    -         4,373          4,373
      16,400     111,902      128,302              Boston Properties Inc                  1,483        10,116         11,599
      46,700     100,810      147,510              Corporate Office Properties            1,965         4,242          6,207
                                                   Trust SBI MD
           -     127,922      127,922              Equity Office Properties Trust             -         4,670          4,670
           -      80,917       80,917              Kilroy Realty Corp                         -         5,846          5,846
      19,500     113,469      132,969              SL Green Realty Corp (a)               2,135        12,421         14,556
                                                                                    ------------ ------------- --------------
                                                                                          7,569        44,316         51,885
                                                                                    ------------ ------------- --------------
                                            7.07%  REITS - Regional Malls
      38,500           -       38,500              General Growth Properties Inc          1,735             -          1,735
      26,600           -       26,600              Macerich Co/The                        1,867             -          1,867
      23,700     148,395      172,095              Simon Property Group Inc               1,966        12,308         14,274
           -       7,013        7,013              Taubman Centers Inc                        -           287            287
      13,300           -       13,300              Mills Corp/The                           306             -            306
                                                                                    ------------ ------------- --------------
                                                                                          5,874        12,595         18,469
                                                                                    ------------ ------------- --------------
                                           13.62%  REITS - Shopping Centers
           -      79,531       79,531              Acadia Realty Trust                        -         1,881          1,881
      36,400      98,042      134,442              Developers Diversified Realty          1,899         5,116          7,015
                                                   Corp
      20,900           -       20,900              Equity One Inc                           437             -            437
           -      75,579       75,579              Federal Realty Invs Trust                  -         5,291          5,291
      51,000     263,900      314,900              Kimco Realty Corp (a)                  1,861         9,630         11,491
      19,300      53,231       72,531              Pan Pacific Retail Properties          1,339         3,693          5,032
                                                   Inc
           -      37,452       37,452              Regency Centers Corp                       -         2,328          2,328
           -      30,712       30,712              Tanger Factory Outlet Centers              -           994            994
                                                   Inc
      29,400           -       29,400              Weingarten Realty Investors            1,125             -          1,125
                                                                                    ------------ ------------- --------------
                                                                                          6,661        28,933         35,594
                                                                                    ------------ ------------- --------------
                                            0.33%  REITS-Single Tenant
      42,600           -       42,600              National Retail Properties Inc           850             -            850

                                            1.85%  REITS - Storage
      11,900      51,900       63,800              Public Storage Inc (a)                   903         3,939          4,842

                                            7.08%  REITS - Warehouse & Industrial
      21,300      81,247      102,547              AMB Property Corp                      1,077         4,107          5,184
      13,400      25,745       39,145              EastGroup Properties Inc                 625         1,202          1,827
      35,200     185,254      220,454              Prologis                               1,835         9,655         11,490
                                                                                    ------------ ------------- --------------
                                                                                          3,537        14,964         18,501
                                                                                    ------------ ------------- --------------

------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------
                                                   TOTAL COMMON STOCKS                $  50,117    $  202,809     $  252,926
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------
   Principal                Principal
               Principal
      Amount   Amount      Amount                                                        Value         Value          Value
      (000s)      (000s)       (000s)                                                    (000s)        (000s)         (000s)
------------- ----------- ------------                                              ------------ ------------- --------------
                                            4.48%  SHORT TERM INVESTMENTS
                                                   Commercial Paper
                                                   Investment in Joint Trading
                                                   Account; HSBC Funding
      $    -    $  5,098     $  5,098              5.27%, 7/ 3/2006                     $     -     $   5,098     $    5,098
                                                   Other Short Term
       6,615           -        6,615              Mellon GSL DBT II Collateral            6615             -          6,615
                                                   Fund (b)
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------
                                                   TOTAL SHORT TERM INVESTMENTS       $   6,615     $   5,098     $   11,713
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------

                                            1.82%  MONEY MARKET FUNDS
           -       4,769        4,769              BNY Institutional Cash Reserve             -         4,769          4,769
                                                   Fund (b)
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------
                                                   TOTAL MONEY MARKET FUNDS             $     -     $   4,769     $    4,769
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------

                                            1.03%   REPURCHASE AGREEMENTS
                                                   Agreement with Morgan Stanley,
                                                   4.700% dated 06/30/2006, to be
                                                   repurchased at $2,705,000 on
                                                   07/03/2006 (collateralized by
                                                   U.S. Treasury Note, 3.875% due
                                                   01/15/2009, market value
       2,704           -        2,704              $2,793,000)                            2,704             -          2,704
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------
                                                   TOTAL REPURCHASE AGREEMENTS        $   2,704       $     -     $    2,704
------------- ----------- ------------ ----------- -------------------------------- ------------ ------------- --------------
                                          104.10%  Total Investments                  $  59,436    $  212,676     $  272,112
                                           -4.10%  Liabilities in Excess of Other       (6,499)       (4,223)       (10,722)
                                                   Assets, Net
                                                                                    ------------ ------------- --------------
                                          100.00%  TOTAL NET ASSETS                   $  52,937    $  208,453     $  261,390
                                                                                    ============ ============= ==============


     (a) Security or a portion of the security was on loan at the end of the period.

     (b)  Security was purchased with the cash proceeds from securities loans.

  Unrealized Appreciation
  (Depreciation)
  Unrealized Appreciation            $  18,656     $  62,050     $   80,706
  Unrealized Depreciation                (224)         (240)          (464)
                                   ------------ ------------- --------------
  Net Unrealized Appreciation           18,432        61,810         80,242
  (Depreciation)
  Cost for federal income tax           41,004       150,866        191,870
  purposes


As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                             Schedule of Investments
                            June 30, 2006 (unaudited)
                                                                                 WMVT
               PVC                                                              Small       PVC
  WMVT Small  SmallCap                                                          Cap        SmallCap
  Cap Growth  Growth                                                            Growth     Growth
        Fund     Account   Combined                                             Fund       Account     Combined
------------- ----------- ----------                                            ---------- ----------- ----------
      Shares      Shares     Shares
        Held        Held       Held           COMMON STOCKS                      Value      Value       Value
                                     96.84%                                        (000s)      (000s)     (000s)
------------- ----------- ----------                                            ---------- ----------- ----------
                                      1.09%   Advanced Materials & Products
                                              Ceradyne Inc (b)                   $              $   -   $
      21,214           -     21,214                                                 1,050                  1,050
                                              Hexcel Corp (b)
      15,800           -     15,800                                                   248           -        248
                                                                                ---------- ----------- ----------

                                                                                    1,298           -      1,298
                                                                                ---------- ----------- ----------
                                      0.78%   Advertising Sales
                                              Focus Media Holding Ltd (b)
      14,400           -     14,400                                                   938           -        938

                                      0.40%   Advertising Services
                                              inVentiv Health Inc (b)
      10,666           -     10,666                                                   307           -        307
                                              Marchex Inc (b)
      10,236           -     10,236                                                   168           -        168
                                                                                ---------- ----------- ----------

                                                                                      475           -        475
                                                                                ---------- ----------- ----------
                                      0.98%   Aerospace & Defense Equipment
                                              AAR Corp (a)(b)
           -      16,965     16,965                                                     -         377        377
                                              BE Aerospace Inc (a)(b)
           -      27,753     27,753                                                     -         634        634
                                              DRS Technologies Inc
           -       3,183      3,183                                                     -         156        156
                                                                                ---------- ----------- ----------

                                                                                        -       1,167      1,167
                                                                                ---------- ----------- ----------
                                      1.98%   Apparel Manufacturers
                                              Carter's Inc (b)
      15,800           -     15,800                                                   418           -        418
                                              Coach Inc (b)
      16,000           -     16,000                                                   478           -        478
                                              Guess ? Inc (b)
           -       4,628      4,628                                                     -         193        193
                                              Gymboree Corp (b)
      12,100           -     12,100                                                   421           -        421
                                              Phillips-Van Heusen
           -      15,328     15,328                                                     -         585        585
                                              Volcom Inc (b)
       8,700           -      8,700                                                   278           -        278
                                                                                ---------- ----------- ----------

                                                                                    1,595         778      2,373
                                                                                ---------- ----------- ----------
                                      1.54%   Applications Software
                                              MRO Software Inc (b)
       3,300      15,411     18,711                                                    66         309        375
                                              Nuance Communications Inc
                  39,512                     (a)(b)                                               397
           -                 39,512                                                     -                    397
                                              PDF Solutions Inc (a)(b)
       8,203       4,241     12,444                                                   102          53        155
                                              Progress Software Corp (b)
                  17,759                                                                          416
           -                 17,759                                                     -                    416
                                              Retalix Ltd (b)
       4,100           -      4,100                                                    92           -         92
                                              VA Software Corp (b)
           -      24,785     24,785                                                     -          96         96
                                              Verint Systems Inc (b)
           -      10,492     10,492                                                     -         307        307
                                                                                ---------- ----------- ----------

                                                                                                1,578      1,838
                                                                                      260
                                                                                ---------- ----------- ----------
                                      0.19%   Athletic Equipment
                                              Nautilus Inc (a)
           -      14,361     14,361                                                     -         226        226

                                              Auto - Medium & Heavy Duty
                                      0.36%  Trucks
                                              ASV Inc (b)
      18,926           -     18,926                                                   436           -        436

                                              Auto/Truck Parts & Equipment -
                                      0.04%  Original
                                              American Axle & Manufacturing
           -       2,965      2,965          Holdings                                   -          51         51

                                      0.11%   B2B - E-Commerce
                                              webMethods Inc (b)
           -      13,667     13,667                                                     -         135        135

                                      0.17%   Batteries & Battery Systems
                                              Energy Conversion Devices Inc
                   5,581                     (a)(b)                                               203
           -                  5,581                                                     -                    203

                                      0.17%   Beverages - Non-alcoholic
                                              Hansen Natural Corp (a)(b)
           -       1,100      1,100                                                     -         209        209

                                              Building - Mobil Home &
                                      0.17%  Manufactured Housing
                                              William Scotsman International
       9,100           -      9,100          Inc (b)                                  199           -        199

                                              Building - Residential &
                                      0.52%  Commercial
                                              Desarrolladora Homex SA de CV
       7,512           -      7,512          (b)                                      247           -        247
                                              Hovnanian Enterprises Inc
                   5,953                     (a)(b)                                               179
           -                  5,953                                                     -                    179
                                              Technical Olympic USA Inc
           -      13,538     13,538                                                     -         194        194
                                                                                ---------- ----------- ----------

                                                                                      247         373        620
                                                                                ---------- ----------- ----------
                                      0.10%   Building & Construction -
                                             Miscellaneous
                                              Layne Christensen Co (b)
           -       4,442      4,442                                                     -         126        126

                                              Building & Construction
                                      0.47%  Products - Miscellaneous
                                              Drew Industries Inc (b)
           -       3,943      3,943                                                     -         128        128
                                              NCI Building Systems Inc (b)
       8,100           -      8,100                                                   431           -        431
                                                                                ---------- ----------- ----------

                                                                                      431         128        559
                                                                                ---------- ----------- ----------
                                      0.15%   Building Products - Air &
                                             Heating
                                              Comfort Systems USA Inc
           -      12,300     12,300                                                     -         176        176

                                              Building Products - Light
                                      0.39%  Fixtures
                                              Genlyte Group Inc (b)
           -       6,474      6,474                                                     -         469        469

                                      0.18%   Casino Services
                                              Shuffle Master Inc (b)
       6,600           -      6,600                                                   216           -        216

                                      0.20%   Chemicals - Fibers
                                              Zoltek Cos Inc (b)
                       -                                                                            -
       8,000                  8,000                                                   239                    239

                                      0.07%   Chemicals - Other
                                              American Vanguard Corp
           -       5,399      5,399                                                     -          84         84

                                      0.13%   Chemicals - Plastics
                                              Landec Corp (b)
           -      17,140     17,140                                                     -         159        159

                                      0.13%   Circuit Boards
                                              Merix Corp (b)
           -      14,014     14,014                                                     -         154        154

                                      0.10%   Coffee
                                              Peet's Coffee & Tea Inc (b)
           -       3,907      3,907                                                     -         118        118

                                      2.00%   Commercial Banks
                                              AmericanWest Bancorp
           -       3,951      3,951                                                     -          89         89
                                              Midwest Banc Holdings Inc
      11,400           -     11,400                                                   253           -        253
                                              Prosperity Bancshares Inc
           -       7,600      7,600                                                     -         250        250
                                              Signature Bank/New York NY (b)
      10,100           -     10,100                                                   327           -        327
                                              Sterling Financial Corp/WA
       4,000           -      4,000                                                   122           -        122
                                              Texas Capital Bancshares Inc
                  10,400                     (b)
           -                 10,400                                                     -         242        242
                                              UCBH Holdings Inc
           -      43,493     43,493                                                     -         719        719
                                              Wilshire Bancorp Inc
           -      11,570     11,570                                                     -         209        209
                                              Yardville National Bancorp
           -       4,900      4,900                                                     -         176        176
                                                                                ---------- ----------- ----------

                                                                                      702       1,685      2,387
                                                                                ---------- ----------- ----------
                                      0.40%   Commercial Services
                                              HMS Holdings Corp (b)
           -      11,282     11,282                                                     -         121        121
                                              Providence Service Corp/The (b)
           -      13,267     13,267                                                     -         361        361
                                                                                ---------- ----------- ----------

                                                                                        -         482        482
                                                                                ---------- ----------- ----------
                                      0.58%   Commercial Services - Finance
                                              Euronet Worldwide Inc (b)
      17,985           -     17,985                                                   690           -        690

                                      0.42%   Communications Software
                                              Smith Micro Software Inc (a)(b)
           -      18,700     18,700                                                     -         300        300
                                              Witness Systems Inc (b)
       9,800           -      9,800                                                   198           -        198
                                                                                ---------- ----------- ----------

                                                                                      198         300        498
                                                                                ---------- ----------- ----------
                                      0.27%   Computer Aided Design
                                              Ansys Inc (b)
           -       6,700      6,700                                                     -         320        320

                                      0.54%   Computer Graphics
                                              Trident Microsystems Inc (b)
                       -                                                                            -
      34,098                 34,098                                                   647                    647

                                      1.42%   Computer Services
                                              CACI International Inc (b)
                   8,460                                                                          493
           -                  8,460                                                     -                    493
                                              Cognizant Technology Solutions
           -       7,100      7,100          Corp (b)                                   -         478        478
                                              Factset Research Systems Inc
       5,900       7,359     13,259                                                   279         348        627
                                              LivePerson Inc (b)
           -      19,960     19,960                                                     -          98         98
                                                                                ---------- ----------- ----------

                                                                                      279       1,417      1,696
                                                                                ---------- ----------- ----------
                                      0.07%   Computer Software
                                              Omniture Inc (b)
           -      11,300     11,300                                                     -          82         82

                                      0.20%   Computers
                                              Rackable Systems Inc (b)
       6,000           -      6,000                                                   237           -        237

                                      0.39%   Computers - Integrated Systems
                                              Micros Systems Inc (b)
           -       2,751      2,751                                                     -         120        120
                                              Radiant Systems Inc (a)(b)
           -       8,700      8,700                                                     -          92         92
                                              Radisys Corp (a)(b)
           -      11,608     11,608                                                     -         255        255
                                                                                ---------- ----------- ----------

                                                                                        -         467        467
                                                                                ---------- ----------- ----------
                                      0.32%   Computers - Memory Devices
                                              M-Systems Flash Disk Pioneers
                  13,100                     (a)(b)                                               388
           -                 13,100                                                     -                    388

                                              Computers - Peripheral
                                      0.05%  Equipment
                                              Rimage Corp (b)
           -       3,250      3,250                                                     -          66         66

                                      0.15%   Computers - Voice Recognition
                                              Talx Corp
       8,422           -      8,422                                                   184           -        184

                                      1.32%   Consulting Services
                                              Advisory Board Co/The (b)
       6,400           -      6,400                                                   308           -        308
                                              Answerthink Inc (b)
           -      18,145     18,145                                                     -          73         73
                                              CRA International Inc (b)
       5,126       8,706     13,832                                                   231         393        624
                                              DiamondCluster International
           -      18,600     18,600          Inc (b)                                    -         147        147
                                              LECG Corp (b)
      13,903           -     13,903                                                   257           -        257
                                              Navigant Consulting Inc (a)(b)
           -       7,500      7,500                                                     -         170        170
                                                                                ---------- ----------- ----------

                                                                                      796         783      1,579
                                                                                ---------- ----------- ----------

                                              Consumer Products -
                                      0.36%  Miscellaneous
                                              Central Garden and Pet Co (b)
           -       9,897      9,897                                                     -         426        426

                                      0.03%   Cosmetics & Toiletries
                                              Parlux Fragrances Inc (b)
       4,228           -      4,228                                                    41           -         41

                                      0.37%   Data Processing & Management
                                              Fair Isaac Corp
           -       6,920      6,920                                                     -         251        251
                                              FalconStor Software Inc (b)
      16,100           -     16,100                                                   112           -        112
                                              Schawk Inc
           -       4,264      4,264                                                     -          75         75
                                                                                ---------- ----------- ----------

                                                                                                  326        438
                                                                                      112
                                                                                ---------- ----------- ----------
                                      0.40%   Decision Support Software
                                              Interactive Intelligence Inc
           -      11,742     11,742          (b)                                        -         166        166
                                              SPSS Inc (b)
           -       9,800      9,800                                                     -         315        315
                                                                                ---------- ----------- ----------

                                                                                        -         481        481
                                                                                ---------- ----------- ----------
                                      0.16%   Dental Supplies & Equipment
                                              Align Technology (b)
      26,094           -     26,094                                                   193           -        193

                                      1.15%   Diagnostic Equipment
                                              Adeza Biomedical Corp (b)
      11,479         400     11,879                                                   161           6        167
                                              Gen-Probe Inc (b)
                   9,500
           -                  9,500                                                     -         513        513
                                              Immucor Inc (b)
      14,400      15,626     30,026                                                   277         300        577
                                              Neurometrix Inc (b)
                   3,900                                                                          119
           -                  3,900                                                     -                    119
                                                                                ---------- ----------- ----------

                                                                                      438         938      1,376
                                                                                ---------- ----------- ----------
                                      0.13%   Diagnostic Kits
                                              Quidel Corp (b)
       2,100           -      2,100                                                    20           -         20
                                              Meridian Bioscience Inc
           -       5,268      5,268                                                     -         131        131
                                                                                ---------- ----------- ----------

                                                                                       20         131        151
                                                                                ---------- ----------- ----------
                                      1.57%   Distribution & Wholesale
                                              Beacon Roofing Supply Inc
           -       8,259      8,259          (a)(b)                                     -         182        182
                                              Central European Distribution
      14,400           -     14,400          Corp (b)                                 362           -        362
                                              Directed Electronics Inc (b)
                                                                                                    -
       7,800           -      7,800                                                   102                    102
                                              LKQ Corp (b)
           -      15,031     15,031                                                     -         286        286
                                              WESCO International Inc (b)
           -      13,700     13,700                                                     -         945        945
                                                                                ---------- ----------- ----------

                                                                                      464       1,413      1,877
                                                                                ---------- ----------- ----------
                                      1.29%   Diversified Manufacturing
                                             Operations
                                              Ameron International Corp
           -       2,170      2,170                                                     -         145        145
                                              ESCO Technologies Inc (a)(b)
       6,200      19,838     26,038                                                   332       1,061      1,393
                                                                                ---------- ----------- ----------

                                                                                      332       1,206      1,538
                                                                                ---------- ----------- ----------
                                      0.10%   Diversified Minerals
                                              Charles & Colvard Ltd
      11,146           -     11,146                                                   117           -        117

                                      0.80%   Drug Delivery Systems
                                              Conor Medsystems Inc (b)
       7,696           -      7,696                                                   212           -        212
                                              I-Flow Corp (a)(b)
           -       7,300      7,300                                                     -          79         79
                                              Nastech Pharmaceutical Co Inc
                                             (b)                                                    -
      25,800           -     25,800                                                   408                    408
                                              Penwest Pharmaceuticals Co
           -      11,831     11,831          (a)(b)                                     -         258        258
                                                                                ---------- ----------- ----------

                                                                                      620                    957
                                                                                                  337
                                                                                ---------- ----------- ----------
                                      1.15%   E-Commerce - Products
                                              Gmarket Inc (b)
       8,800           -      8,800                                                   135           -        135
                                              Nutri/System Inc (a)(b)
           -      14,600     14,600                                                     -         907        907
                                              Stamps.com Inc (b)
       7,767       4,236     12,003                                                   216         118        334
                                                                                ---------- ----------- ----------

                                                                                      351       1,025      1,376
                                                                                ---------- ----------- ----------
                                      0.49%   E-Commerce - Services
                                              Ctrip.com International Ltd
                       -                                                              260                    260
       5,100                  5,100                                                                 -
                                              Priceline.com Inc (b)
      11,000           -     11,000                                                   328           -        328
                                                                                ---------- ----------- ----------

                                                                                      588           -        588
                                                                                ---------- ----------- ----------
                                      0.60%   Educational Software
                                              Blackboard Inc (b)
           -      20,110     20,110                                                     -         582        582
                                              SkillSoft PLC ADR (b)
           -      21,690     21,690                                                     -         133        133
                                                                                ---------- ----------- ----------

                                                                                        -         715        715
                                                                                ---------- ----------- ----------
                                      0.10%   Electric Products -
                                             Miscellaneous
                                              Lamson & Sessions Co/The (b)
           -       4,215      4,215                                                     -         120        120

                                              Electronic Components -
                                      0.93%  Miscellaneous
                                              Benchmark Electronics Inc (b)
           -      20,407     20,407                                                     -         492        492
                                              Daktronics Inc
       6,300           -      6,300                                                   182           -        182
                                              Planar Systems Inc (b)
           -       8,006      8,006                                                     -          96         96
                                              Technitrol Inc
           -      14,900     14,900                                                     -         346        346
                                                                                ---------- ----------- ----------

                                                                                      182         934      1,116
                                                                                ---------- ----------- ----------
                                      2.73%   Electronic Components -
                                             Semiconductors
                                              Amkor Technology Inc (b)
           -      19,389     19,389                                                     -         183        183
                                              Cree Inc (a)(b)
           -       4,316      4,316                                                     -         103        103
                                              Emcore Corp (a)(b)
           -      17,700     17,700                                                     -         170        170
                                              Fairchild Semiconductor
           -       6,800      6,800          International Inc (b)                      -         124        124
                                              Ikanos Communications Inc (b)
       8,700      17,704     26,404                                                   132         269        401
                                              Microsemi Corp (a)(b)
      14,600      25,820     40,420                                                   356         629        985
                                              Mindspeed Technologies Inc
           -      20,500     20,500          (a)(b)                                     -          49         49
                                              Silicon Image Inc (b)
           -      28,722     28,722                                                     -         310        310
                                              Sirf Technology Holdings Inc
       7,200       4,400     11,600          (a)(b)                                   232         142        374
                                              Supertex Inc (b)
       6,100           -      6,100                                                   244           -        244
                                              Zoran Corp (b)
      13,100           -     13,100                                                   319           -        319
                                                                                ---------- ----------- ----------

                                                                                    1,283       1,979      3,262
                                                                                ---------- ----------- ----------
                                      0.16%   Electronic Design Automation
                                              Ansoft Corp (a)(b)
                   9,200
           -                  9,200                                                     -         188        188

                                              Electronic Measurement
                                      0.07%  Instruments
                                              Measurement Specialties Inc (b)
           -       3,905      3,905                                                     -          87         87

                                      0.34%   Electronic Security Devices
                                              American Science & Engineering
       1,748       2,000      3,748          Inc (a)(b)                               101         116        217
                                              Taser International Inc (a)(b)
           -      24,000     24,000                                                     -         190        190
                                                                                ---------- ----------- ----------

                                                                                      101         306        407
                                                                                ---------- ----------- ----------
                                      0.94%   E-Marketing & Information
                                              24/7 Real Media Inc (b)
           -      28,413     28,413                                                     -         249        249
                                              aQuantive Inc (b)
      22,689           -     22,689                                                   575           -        575
                                              Valueclick Inc (b)
      19,303           -     19,303                                                   296           -        296
                                                                                ---------- ----------- ----------


                                                                                      871         249      1,120
                                                                                ---------- ----------- ----------
                                      0.17%   Energy - Alternate Sources
                                              KFX Inc (a)(b)
           -      13,400     13,400                                                     -         205        205

                                              Engineering - Research &
                                      0.34%  Development Services
                                              EMCOR Group Inc (b)
           -       8,260      8,260                                                     -         402        402

                                      1.65%   Enterprise Software & Services
                                              Concur Technologies Inc (b)
      18,000       6,630     24,630                                                   278         103        381
                                              Informatica Corp (b)
      23,800           -     23,800                                                   313           -        313
                                              Neoware Inc (a)(b)
       9,700      27,742     37,442                                                   119         341        460
                                              Omnicell Inc (b)
           -      11,823     11,823                                                     -         163        163
                                              Opnet Technologies Inc (b)
           -      24,903     24,903                                                     -         323        323
                                              Ultimate Software Group Inc (b)
                  17,522                                                                          335
           -                 17,522                                                     -                    335
                                                                                ---------- ----------- ----------

                                                                                      710       1,265      1,975
                                                                                ---------- ----------- ----------
                                      0.21%   Entertainment Software
                                              THQ Inc (a)(b)
           -      11,510     11,510                                                     -         249        249

                                              Environmental Monitoring &
                                      0.09%  Detection
                                              Mine Safety Appliances Co
       2,700           -      2,700                                                   109           -        109

                                      1.08%   E-Services - Consulting
                                              Corillian Corp (b)
           -      35,578     35,578                                                     -         106        106
                                              Digital Insight Corp (b)
           -      10,802     10,802                                                     -         370        370
                                              Perficient Inc (b)
           -      13,162     13,162                                                     -         163        163
                                              RightNow Technologies Inc (b)

       9,950           -      9,950                                                   166           -        166
                                              Saba Software Inc (b)
           -      13,876     13,876                                                     -          76         76
                                              WebSideStory Inc (b)
      16,800      17,177     33,977                                                   205         210        415
                                                                                ---------- ----------- ----------

                                                                                      371         925      1,296
                                                                                ---------- ----------- ----------
                                      0.49%   Fiduciary Banks
                                              Investors Financial Services
           -      12,947     12,947          Corp                                       -         581        581

                                      0.40%   Finance - Consumer Loans
                                              Portfolio Recovery Associates
       7,500       2,964     10,464          (b)                                      343         135        478

                                              Finance - Investment Banker &
                                      0.30%  Broker
                                              Thomas Weisel Partners Group
           -       7,900      7,900          Inc (a)(b)                                 -         150        150
                                              TradeStation Group Inc (b)
      16,300           -     16,300                                                   207           -        207
                                                                                ---------- ----------- ----------

                                                                                      207         150        357
                                                                                ---------- ----------- ----------
                                      0.17%   Firearms & Ammunition
                                              Smith & Wesson Holding Corp
                  25,600                     (a)(b)                                               210
           -                 25,600                                                     -                    210

                                      0.15%   Food - Retail
                                              Wild Oats Markets Inc (b)
           -       9,329      9,329                                                     -         183        183

                                      0.10%   Food - Wholesale & Distribution
                                              United Natural Foods Inc (b)
           -       3,471      3,471                                                     -         115        115

                                      0.73%   Footwear & Related Apparel
                                              Bakers Footwear Group Inc (b)
           -       4,352      4,352                                                     -          61         61
                                              CROCS Inc (b)
       6,800           -      6,800                                                   171           -        171
                                              Iconix Brand Group Inc (a)(b)
      10,700      20,500     31,200                                                   175         335        510
                                              Steven Madden Ltd (b)
       4,500           -      4,500                                                   133           -        133
                                                                                ---------- ----------- ----------

                                                                                      479         396        875
                                                                                ---------- ----------- ----------
                                      0.13%   Gambling (Non-Hotel)
                                              Pinnacle Entertainment Inc (b)
           -       5,100      5,100                                                     -         156        156

                                      0.18%   Hazardous Waste Disposal
                                              American Ecology Corp
       8,000           -      8,000                                                   212           -        212

                                      0.25%   Health Care Cost Containment
                                              Healthspring Inc (b)
      15,900           -     15,900                                                   298           -        298

                                      0.52%   Hotels & Motels
                                              Morgans Hotel Group Co (b)
           -       3,800      3,800                                                     -          59         59
                                              Orient-Express Hotels Ltd
           -      14,584     14,584                                                     -         567        567
                                                                                ---------- ----------- ----------

                                                                                        -         626        626
                                                                                ---------- ----------- ----------
                                      0.24%   Housewares
                                              Lifetime Brands Inc
           -      12,995     12,995                                                     -         282        282

                                      1.34%   Human Resources
                                              Gevity HR Inc
           -       5,950      5,950                                                     -         158        158
                                              Kenexa Corp (b)
       8,900       8,418     17,318                                                   283         268        551
                                              Korn/Ferry International (b)
           -       7,367      7,367                                                     -         144        144
                                              Labor Ready Inc (a)(b)
           -      22,174     22,174                                                     -         503        503
                                              Resources Connection Inc (b)
       9,648           -      9,648                                                   241           -        241
                                                                                ---------- ----------- ----------

                                                                                      524       1,073      1,597
                                                                                ---------- ----------- ----------
                                      0.34%   Industrial Automation & Robots
                                              Cognex Corp
           -      15,552     15,552                                                     -         405        405

                                      0.59%   Industrial Gases
                                              Airgas Inc
           -      18,900     18,900                                                     -         704        704

                                      0.52%   Internet Application Software
                                              Cybersource Corp (b)
           -      12,553     12,553                                                     -         147        147
                                              DealerTrack Holdings Inc (b)
      11,500           -     11,500                                                   254           -        254
                                              @Road Inc (b)
           -      19,951     19,951                                                     -         110        110
                                              WebEx Communications Inc (b)
           -       3,000      3,000                                                     -         107        107
                                                                                ---------- ----------- ----------

                                                                                      254         364        618
                                                                                ---------- ----------- ----------
                                      0.41%   Internet Connectivity Services
                                              Internap Network Services Corp
           -      96,900     96,900          (a)(b)                                     -         102        102
                                              Redback Networks Inc (b)
                   9,900                                                                          181
      11,100                 21,000                                                   204                    385
                                                                                ---------- ----------- ----------

                                                                                      204         283        487
                                                                                ---------- ----------- ----------
                                      0.35%   Internet Content - Information
                                             & News
                                              Jupitermedia Corp (b)
      15,000           -     15,000                                                   195           -        195
                                              LoopNet Inc (a)(b)
           -         600        600                                                     -          11         11
                                              TheStreet.com Inc
           -      16,632     16,632                                                     -         213        213
                                                                                ---------- ----------- ----------

                                                                                      195         224        419
                                                                                ---------- ----------- ----------
                                      0.21%   Internet Financial Services
                                              Online Resources Corp (b)
      16,036       8,103     24,139                                                   166          84        250

                                              Internet Infrastructure
                                      0.83%  Software
                                              Akamai Technologies Inc (b)
      11,326           -     11,326                                                   410           -        410
                                              Openwave Systems Inc (b)
                       -                                                                            -
      18,321                 18,321                                                   211                    211
                                              Opsware Inc (a)(b)
           -      17,300     17,300                                                     -         143        143
                                              TIBCO Software Inc (b)
      32,500           -     32,500                                                   229           -        229
                                                                                ---------- ----------- ----------

                                                                                      850         143        993
                                                                                ---------- ----------- ----------
                                      0.70%   Internet Security
                                              RSA Security Inc (b)
                  16,147                                                                          439
           -                 16,147                                                     -                    439
                                              Secure Computing Corp (a)(b)
           -      20,314     20,314                                                     -         175        175
                                              Vasco Data Security
      26,200           -     26,200          International (b)                        219           -        219
                                                                                ---------- ----------- ----------

                                                                                      219         614        833
                                                                                ---------- ----------- ----------
                                      0.43%   Internet Telephony
                                              j2 Global Communications Inc
           -      16,400     16,400          (a)(b)                                     -         512        512

                                      0.50%   Lasers - Systems & Components
                                              Cymer Inc (b)
       5,600           -      5,600                                                   260           -        260
                                              II-VI Inc (b)
           -      18,321     18,321                                                     -         335        335
                                                                                ---------- ----------- ----------

                                                                                      260         335        595
                                                                                ---------- ----------- ----------
                                      0.51%   Life & Health Insurance
                                              American Equity Investment Life
                       -                     Holding Co
       9,800                  9,800                                                   104           -        104
                                              Delphi Financial Group
      13,836           -     13,836                                                   503           -        503
                                                                                ---------- ----------- ----------

                                                                                      607           -        607
                                                                                ---------- ----------- ----------
                                      0.10%   Lighting Products & Systems
                                              Color Kinetics Inc (b)
           -       6,503      6,503                                                     -         123        123

                                              Machinery - Construction &
                                      0.83%  Mining
                                              Bucyrus International Inc
       4,850       5,190     10,040                                                   245         262        507
                                              JLG Industries Inc
           -      21,412     21,412                                                     -         482        482
                                                                                ---------- ----------- ----------

                                                                                      245         744        989
                                                                                ---------- ----------- ----------
                                      0.68%   Machinery - General Industry
                                              Intevac Inc (b)
           -       6,015      6,015                                                     -         130        130
                                              Middleby Corp (a)(b)
           -       4,167      4,167                                                     -         361        361
                                              Wabtec Corp
           -       8,700      8,700                                                     -         325        325
                                                                                ---------- ----------- ----------

                                                                                        -         816        816
                                                                                ---------- ----------- ----------
                                      0.10%   Machinery - Material Handling
                                              Columbus McKinnon Corp/NY (b)
                   5,661                                                                          123
           -                  5,661                                                     -                    123

                                      0.06%   Machinery - Print Trade
                                              Presstek Inc (b)
           -       7,839      7,839                                                     -          73         73

                                      0.18%   Machinery - Thermal Processing
                                              TurboChef Technologies Inc (b)
      19,601           -     19,601                                                   218           -        218

                                              Machinery Tools & Related
                                      0.71%  Products
                                              Kennametal Inc
           -       5,200      5,200                                                     -         324        324
                                              Lincoln Electric Holdings Inc
       8,433           -      8,433                                                   528           -        528
                                                                                ---------- ----------- ----------

                                                                                      528         324        852
                                                                                ---------- ----------- ----------
                                      3.43%   Medical - Biomedical/Gene
                                              Affymetrix Inc (a)(b)
           -       4,093      4,093                                                     -         105        105
                                              Alexion Pharmaceuticals Inc
           -       5,506      5,506          (a)(b)                                     -         199        199
                                              Charles River Laboratories
           -       3,476      3,476          International (b)                          -         128        128
                                              Digene Corp (a)(b)
       9,500       7,800     17,300                                                   368         302        670
                                              Illumina Inc (b)
           -      21,614     21,614                                                     -         641        641
                                              Keryx Biopharmaceuticals Inc
      16,500      17,331     33,831          (a)(b)                                   234         246        480
                                              Lifecell Corp (a)(b)
           -      15,800     15,800                                                     -         489        489
                                              Nektar Therapeutics (b)
      20,869           -     20,869                                                   383           -        383
                                              PDL BioPharma Inc (b)
      16,102           -     16,102                                                   296           -        296
                                              Telik Inc (a)(b)
      19,900      22,901     42,801                                                   328         377        705
                                                                                ---------- ----------- ----------

                                                                                    1,609       2,487      4,096
                                                                                ---------- ----------- ----------
                                      2.31%   Medical - Drugs
                                              Adams Respiratory Therapeutics
                       -                     Inc (b)                                                -
      10,500                 10,500                                                   469                    469
                                              Aspreva Pharmaceuticals Corp
      20,900           -     20,900          (b)                                      567           -        567
                                              Cardiome Pharma Corp (b)
           -       1,350      1,350                                                     -          12         12
                                              Combinatorx Inc (b)
       7,800           -      7,800                                                    69           -         69
                                              Cubist Pharmaceuticals Inc
                  15,000                     (a)(b)                                               378
           -                 15,000                                                     -                    378
                                              Kos Pharmaceuticals Inc (b)

       5,650           -      5,650                                                   213           -        213
                                              Rigel Pharmaceuticals Inc (b)
      18,000           -     18,000                                                   175           -        175
                                              Salix Pharmaceuticals Ltd (b)
      16,337           -     16,337                                                   201           -        201
                                              Sciele Pharma Inc (a)(b)
      12,046      16,965     29,011                                                   279         393        672
                                                                                ---------- ----------- ----------

                                                                                    1,973         783      2,756
                                                                                ---------- ----------- ----------
                                      0.18%   Medical - HMO
                                              Centene Corp (b)
       9,014           -      9,014                                                   212           -        212

                                      0.48%   Medical - Hospitals
                                              Horizon Health Corp (a)(b)
           -       8,400      8,400                                                     -         175        175
                                              United Surgical Partners
           -      13,431     13,431          International (a)(b)                       -         404        404
                                                                                ---------- ----------- ----------

                                                                                        -         579        579
                                                                                ---------- ----------- ----------
                                      0.07%   Medical - Outpatient & Home
                                             Medical Care
                                              NovaMed Inc (b)
           -      13,036     13,036                                                     -          88         88

                                      0.30%   Medical Imaging Systems
                                              Merge Technologies Inc (a)(b)
       2,250       8,483     10,733                                                    28         104        132
                                              Vital Images Inc (b)
       4,300       4,686      8,986                                                   106         116        222
                                                                                ---------- ----------- ----------

                                                                                      134         220        354
                                                                                ---------- ----------- ----------
                                      0.35%   Medical Information Systems
                                              Allscripts Healthcare Solutions
       6,100      17,900     24,000          Inc (a)(b)                               107         314        421

                                      2.34%   Medical Instruments
                                              Abaxis Inc (b)
                       -                                                                            -
       7,200                  7,200                                                   161                    161
                                              Arthrocare Corp (a)(b)
       9,588      11,534     21,122                                                   403         485        888
                                              Conceptus Inc (b)
      16,754           -     16,754                                                   228           -        228
                                              DexCom Inc (b)
           -       5,655      5,655                                                     -          77         77
                                              DJO Inc (b)
           -       3,700      3,700                                                     -         136        136
                                              Kyphon Inc (b)
      10,748       7,147     17,895                                                   412         274        686
                                              Micrus Endovascular Corp (b)
      18,400       8,500     26,900                                                   222         103        325
                                              Natus Medical Inc (b)
       6,700       6,480     13,180                                                    66          64        130
                                              Spectranetics Corp (b)
           -       7,700      7,700                                                     -          83         83
                                              Stereotaxis Inc (b)
           -       7,472      7,472                                                     -          80         80
                                                                                ---------- ----------- ----------

                                                                                    1,492       1,302      2,794
                                                                                ---------- ----------- ----------
                                      1.02%   Medical Laser Systems
                                              Biolase Technology Inc
           -      14,059     14,059                                                     -         118        118
                                              Intralase Corp (b)
      13,798       6,900     20,698                                                   231         116        347
                                              LCA-Vision Inc
       9,339           -      9,339                                                   494           -        494
                                              Palomar Medical Technologies
       5,600           -      5,600          Inc (b)                                  256           -        256
                                                                                ---------- ----------- ----------

                                                                                      981                  1,215
                                                                                                  234
                                                                                ---------- ----------- ----------
                                      0.85%   Medical Products
                                              Luminex Corp (b)
           -      11,918     11,918                                                     -         207        207
                                              Syneron Medical Ltd (b)
      12,097           -     12,097                                                   253           -        253
                                              ThermoGenesis Corp (b)
           -      21,200     21,200                                                     -          87         87
                                              Viasys Healthcare Inc (b)
           -      18,305     18,305                                                     -         469        469
                                                                                ---------- ----------- ----------

                                                                                      253         763      1,016
                                                                                ---------- ----------- ----------
                                      0.70%   Metal Processors & Fabrication
                                              Dynamic Materials Corp
      11,600           -     11,600                                                   391           -        391
                                              Ladish Co Inc (b)
       7,000       4,773     11,773                                                   262         179        441
                                                                                ---------- ----------- ----------

                                                                                      653         179        832
                                                                                ---------- ----------- ----------
                                      0.05%   Miscellaneous Manufacturers
                                              Portec Rail Products Inc
           -       4,024      4,024                                                     -          56         56

                                      0.08%   Motion Pictures & Services
                                              Lions Gate Entertainment Corp
           -      10,800     10,800          (a)(b)                                     -          92         92

                                              MRI - Medical Diagnostic
                                      0.11%  Imaging
                                              Nighthawk Radiology Holdings
       7,500           -      7,500          Inc (b)                                  135           -        135

                                      0.10%   Multi-line Insurance
                                              United Fire & Casualty Co
       3,900           -      3,900                                                   118           -        118

                                      1.15%   Networking Products
                                              Atheros Communications Inc (b)
           -      26,098     26,098                                                     -         495        495
                                              Foundry Networks Inc (b)
           -      15,775     15,775                                                     -         168        168
                                              Ixia (b)
                  23,000                                                                          207
       9,500                 32,500                                                    86                    293
                                              Polycom Inc (b)
      16,500           -     16,500                                                   362           -        362
                                              Zhone Technologies Inc (b)
      29,800           -     29,800                                                    61           -         61
                                                                                ---------- ----------- ----------

                                                                                      509         870      1,379
                                                                                ---------- ----------- ----------
                                      3.32%   Oil - Field Services
                                              Basic Energy Services Inc (b)
      12,300           -     12,300                                                   376           -        376
                                              Core Laboratories NV (b)
           -       4,518      4,518                                                     -         276        276
                                              Helix Energy Solutions Group
           -       8,000      8,000          Inc (b)                                    -         323        323
                                              Hercules Offshore Inc (a)(b)
       8,200       9,000     17,200                                                   287         315        602
                                              Hornbeck Offshore Services Inc
           -       3,000      3,000          (b)                                        -         107        107
                                              Newpark Resources (b)
           -      24,152     24,152                                                     -         149        149
                                              SEACOR Holdings Inc (b)
       3,700           -      3,700                                                   304           -        304
                                              Superior Energy Services (b)
           -      14,000     14,000                                                     -         475        475
                                              Tetra Technologies Inc (b)
           -      33,968     33,968                                                     -       1,028      1,028
                                              W-H Energy Services Inc (b)
       5,500           -      5,500                                                   280           -        280
                                              Warrior Energy Service Corp (b)
           -       2,300      2,300                                                     -          55         55
                                                                                ---------- ----------- ----------

                                                                                    1,247       2,728      3,975
                                                                                ---------- ----------- ----------
                                      0.93%   Oil & Gas Drilling
                                              Atwood Oceanics Inc (a)(b)
           -       3,600      3,600                                                     -         179        179
                                              Bronco Drilling Co Inc (b)
      14,700           -     14,700                                                   307           -        307
                                              Patterson-UTI Energy Inc
           -      13,989     13,989                                                     -         396        396
                                              Pioneer Drilling Co (b)
      14,900           -     14,900                                                   230           -        230
                                                                                ---------- ----------- ----------

                                                                                      537         575      1,112
                                                                                ---------- ----------- ----------
                                      2.27%   Oil Company - Exploration &
                                             Production
                                              ATP Oil & Gas Corp (b)
       8,800           -      8,800                                                   369           -        369
                                              Carrizo Oil & Gas Inc (b)
      21,200           -     21,200                                                   664           -        664
                                              EXCO Resources Inc (a)(b)
           -      33,545     33,545                                                     -         382        382
                                              KCS Energy Inc (a)(b)
           -      23,439     23,439                                                     -         696        696
                                              Parallel Petroleum Corp (b)
           -       2,000      2,000                                                     -          49         49
                                              PetroHawk Energy Corp (b)
                                                                                                    -
      24,900           -     24,900                                                   314                    314
                                              Quicksilver Resources Inc
           -       6,585      6,585          (a)(b)                                     -         243        243
                                                                                ---------- ----------- ----------

                                                                                    1,347       1,370      2,717
                                                                                ---------- ----------- ----------
                                      1.11%   Oil Field Machinery & Equipment
                                              CARBO Ceramics Inc
       6,400           -      6,400                                                   314           -        314
                                              Dresser-Rand Group Inc (a)(b)
           -       9,152      9,152                                                     -         215        215
                                              Dril-Quip Inc (b)
       6,200           -      6,200                                                   511           -        511
                                              Lufkin Industries Inc
       4,900           -      4,900                                                   291           -        291
                                                                                ---------- ----------- ----------

                                                                                    1,116         215      1,331
                                                                                ---------- ----------- ----------
                                      0.09%   Optical Recognition Equipment
                                              Optimal Group (b)
       8,300           -      8,300                                                   112           -        112

                                      0.09%   Paper & Related Products
                                              Glatfelter
           -       6,653      6,653                                                     -         106        106

                                      0.42%   Patient Monitoring Equipment
                                              Aspect Medical Systems Inc
       7,527      13,891     21,418          (a)(b)                                   131         242        373
                                              Somanetics Corp (b)
           -       5,803      5,803                                                     -         111        111
                                              Visicu Inc (b)
           -         893        893                                                     -          16         16
                                                                                ---------- ----------- ----------

                                                                                      131         369        500
                                                                                ---------- ----------- ----------
                                      0.29%   Pharmacy Services
                                              HealthExtras Inc (b)
      11,500           -     11,500                                                   348           -        348

                                              Physical Therapy &
                                      0.90%  Rehabilitation Centers
                                              Psychiatric Solutions Inc
           -      37,612     37,612          (a)(b)                                     -       1,078      1,078

                                      0.98%   Physician Practice Management
                                              Healthways Inc (b)
       4,978           -      4,978                                                   262           -        262
                                              Pediatrix Medical Group Inc (b)
           -      19,987     19,987                                                     -         905        905
                                                                                ---------- ----------- ----------

                                                                                      262         905      1,167
                                                                                ---------- ----------- ----------
                                      0.37%   Property & Casualty Insurance
                                              Amerisafe Inc (b)
                       -                                                                            -
      16,700                 16,700                                                   208                    208
                                              Argonaut Group Inc (b)
           -       4,287      4,287                                                     -         129        129
                                              United America Indemnity Ltd
           -       5,300      5,300          (b)                                        -         110        110
                                                                                ---------- ----------- ----------

                                                                                      208         239        447
                                                                                ---------- ----------- ----------
                                      0.30%   Publicly Traded Investment Fund
                                              iShares Russell 2000 Index Fund
                   5,000                     (a)                                                  360
           -                  5,000                                                     -                    360

                                      0.21%   Recreational Centers
                                              Life Time Fitness Inc (b)
       5,400           -      5,400                                                   250           -        250

                                      0.45%   REITS - Healthcare
                                              Ventas Inc
           -      15,849     15,849                                                     -         537        537

                                      0.27%   REITS - Hotels
                                              Strategic Hotels & Resorts Inc
                       -
      15,400                 15,400                                                   319           -        319

                                      0.27%   REITS - Mortgage
                                              RAIT Investment Trust
      10,950           -     10,950                                                   320           -        320

                                      0.21%   REITS - Office Property
                                              BioMed Realty Trust Inc
           -       8,632      8,632                                                     -         258        258

                                      0.57%   Rental - Auto & Equipment
                                              Aaron Rents Inc
           -      17,500     17,500                                                     -         470        470
                                              H&E Equipment Services Inc
           -       7,000      7,000          (a)(b)                                     -         207        207
                                                                                ---------- ----------- ----------

                                                                                        -         677        677
                                                                                ---------- ----------- ----------
                                      0.22%   Research & Development
                                              Kendle International Inc (b)
           -       7,170      7,170                                                     -         263        263

                                      0.49%   Respiratory Products
                                              Resmed Inc (b)
           -      12,516     12,516                                                     -         588        588

                                      2.95%   Retail - Apparel & Shoe
                                              Aeropostale Inc (b)
           -      20,798     20,798                                                     -         601        601
                                              Cache Inc. (a)(b)
           -      11,100     11,100                                                     -         192        192
                                              Childrens Place Retail Stores
           -      10,269     10,269          Inc/The (b)                                -         617        617
                                              Christopher & Banks Corp
           -      26,112     26,112                                                     -         757        757
                                              Dress Barn Inc (b)
           -       4,501      4,501                                                     -         114        114
                                              DSW Inc (a)(b)
                   4,390                                                                          160
           -                  4,390                                                     -                    160
                                              HOT Topic Inc (b)
      10,300           -     10,300                                                   119           -        119
                                              J Crew Group Inc (b)
           -       1,300      1,300                                                     -          36         36
                                              Stein Mart Inc
           -       7,800      7,800                                                     -         115        115
                                              Under Armour Inc. - Class A (a)
      12,400           -     12,400                                                   529           -        529
                                              Urban Outfitters Inc (b)
       8,776           -      8,776                                                   154           -        154
                                              Wet Seal Inc/The (a)(b)
           -      27,600     27,600                                                     -         135        135
                                                                                ---------- ----------- ----------

                                                                                      802       2,727      3,529
                                                                                ---------- ----------- ----------
                                      0.10%   Retail - Discount
                                              Citi Trends Inc (b)
       2,900           -      2,900                                                   124           -        124

                                              Retail - Gardening Products
                                      0.20%                                                         -
                                              Tractor Supply Co (b)
       4,403           -      4,403                                                   243           -        243

                                      0.47%   Retail - Music Store
                                              Guitar Center Inc (a)(b)
       5,783       6,920     12,703                                                   257         308        565

                                      0.38%   Retail - Pawn Shops
                                              First Cash Financial Services
      23,100           -     23,100          Inc (b)                                  456           -        456

                                      0.22%   Retail - Pet Food & Supplies
                                              Petco Animal Supplies Inc (b)
           -      12,724     12,724                                                     -         260        260

                                      0.08%   Retail - Petroleum Products
                                              World Fuel Services Corp
           -       2,000      2,000                                                     -          91         91

                                      1.60%   Retail - Restaurants
                                              BJ's Restaurants Inc (b)
      12,600           -     12,600                                                   282           -        282
                                              California Pizza Kitchen Inc
           -      15,031     15,031          (b)                                        -         413        413
                                              CKE Restaurants Inc (a)
           -      31,252     31,252                                                     -         519        519
                                              Cosi Inc (b)
           -      10,541     10,541                                                     -          66         66
                                              Panera Bread Co (b)
           -       2,567      2,567                                                     -         172        172
                                              Ruby Tuesday Inc
       6,400           -      6,400                                                   156           -        156
                                              Sonic Corp (b)
      14,553           -     14,553                                                   303           -        303
                                                                                ---------- ----------- ----------

                                                                                      741       1,170      1,911
                                                                                ---------- ----------- ----------
                                      0.46%   Retail - Sporting Goods
                                              Hibbett Sporting Goods Inc (b)
      14,122       3,950     18,072                                                   338          94        432
                                              Zumiez Inc (b)
       3,100           -      3,100                                                   116           -        116
                                                                                ---------- ----------- ----------

                                                                                      454          94        548
                                                                                ---------- ----------- ----------
                                      0.20%   Rubber & Plastic Products
                                              PW Eagle Inc (a)
           -       7,786      7,786                                                     -         235        235

                                      0.43%   Savings & Loans - Thrifts
                                              Bankunited Financial Corp
           -       6,771      6,771                                                     -         207        207
                                              Brookline Bancorp Inc
      11,242           -     11,242                                                   155           -        155
                                              Harbor Florida Bancshares Inc
           -       4,018      4,018          (a)                                        -         149        149
                                                                                ---------- ----------- ----------

                                                                                      155         356        511
                                                                                ---------- ----------- ----------
                                      0.05%   Schools
                                              Educate Inc (b)
           -       8,678      8,678                                                     -          66         66

                                      0.54%   Seismic Data Collection
                                              Input/Output Inc (b)
      31,100           -     31,100                                                   294           -        294
                                              Veritas DGC Inc (b)
       6,756           -      6,756                                                   348           -        348
                                                                                ---------- ----------- ----------

                                                                                      642           -        642
                                                                                ---------- ----------- ----------
                                      0.87%   Semiconductor Component -
                                             Integrated Circuits
                                              Anadigics Inc (b)
      15,000      26,632     41,632                                                   101         179        280
                                              Exar Corp (b)
           -      13,595     13,595                                                     -         180        180
                                              O2Micro International Ltd (b)
      27,363           -     27,363                                                   210           -        210
                                              Power Integrations Inc (b)
           -      10,641     10,641                                                     -         186        186
                                              Standard Microsystems Corp
           -       8,260      8,260          (a)(b)                                     -         181        181
                                                                                ---------- ----------- ----------

                                                                                      311         726      1,037
                                                                                ---------- ----------- ----------
                                      2.08%   Semiconductor Equipment
                                              BTU International Inc (b)
           -       6,182      6,182                                                     -          84         84
                                              Cohu Inc
           -       4,000      4,000                                                     -          70         70
                                              Entegris Inc (b)
           -      13,400     13,400                                                     -         128        128
                                              Formfactor Inc (a)(b)
           -       8,201      8,201                                                     -         366        366
                                              LTX Corp (b)
           -      15,771     15,771                                                     -         111        111
                                              Nextest Systems Corp (b)
                   5,730                                                                           93
           -                  5,730                                                     -                     93
                                              Photronics Inc (b)
           -      13,468     13,468                                                     -         199        199
                                              Rudolph Technologies Inc (b)
           -      19,356     19,356                                                     -         281        281
                                              Semitool Inc (b)
           -      19,716     19,716                                                     -         178        178
                                              Tessera Technologies Inc (b)

      14,925           -     14,925                                                   411           -        411
                                              Varian Semiconductor Equipment
       6,100       7,750     13,850          Associates Inc (a)(b)                    199         253        452
                                              Veeco Instruments Inc (b)
           -       4,900      4,900                                                     -         116        116
                                                                                ---------- ----------- ----------

                                                                                      610       1,879      2,489
                                                                                ---------- ----------- ----------
                                      0.45%   Steel - Producers
                                              Steel Dynamics Inc
           -       8,111      8,111                                                     -         533        533

                                      0.26%   Steel - Specialty
                                              Allegheny Technologies Inc
           -       4,400      4,400                                                     -         305        305

                                      0.10%   Storage & Warehousing
                                              Mobile Mini Inc (a)(b)
           -       4,000      4,000                                                     -         117        117

                                              Superconductor Production &
                                      0.13%  Systems
                                              Intermagnetics General Corp (b)
           -       5,745      5,745                                                     -         155        155

                                      1.07%   Telecommunication Equipment
                                              Arris Group Inc (b)
           -      19,100     19,100                                                     -         251        251
                                              Nice Systems Ltd ADR (b)
           -      21,281     21,281                                                     -         599        599
                                              Sirenza Microdevices Inc (b)
                  14,721                                                                          179
           -                 14,721                                                     -                    179
                                              Symmetricom Inc (b)
      30,600           -     30,600                                                   216           -        216
                                              Tut Systems Inc (b)
           -      13,900     13,900                                                     -          33         33
                                                                                ---------- ----------- ----------

                                                                                      216       1,062      1,278
                                                                                ---------- ----------- ----------
                                      0.81%   Telecommunication Equipment -
                                             Fiber Optics
                                              Essex Corp (b)
      14,000           -     14,000                                                   258           -        258
                                              Exfo Electro Optical
           -       9,500      9,500          Engineering Inc (b)                        -          59         59
                                              Finisar Corp (a)(b)
           -      55,900     55,900                                                     -         183        183
                                              Oplink Communications Inc
      13,600      12,100     25,700          (a)(b)                                   249         221        470
                                                                                ---------- ----------- ----------

                                                                                      507         463        970
                                                                                ---------- ----------- ----------
                                      0.25%   Telecommunication Services
                                              First Avenue Networks Inc
           -       4,700      4,700          (a)(b)                                     -          51         51
                                              NeuStar Inc (a)(b)
           -       7,218      7,218                                                     -         244        244
                                                                                ---------- ----------- ----------

                                                                                        -         295        295
                                                                                ---------- ----------- ----------
                                      1.56%   Therapeutics
                                              Anadys Pharmaceuticals Inc (b)
      17,800           -     17,800                                                    52           -         52
                                              CV Therapeutics Inc (a)(b)
      16,166      10,400     26,566                                                   226         145        371
                                              Isis Pharmaceuticals Inc (a)(b)
                  23,067                                                                          140
           -                 23,067                                                     -                    140
                                              MGI Pharma Inc (b)
      19,638           -     19,638                                                   422           -        422
                                              Neurocrine Biosciences Inc
           -       3,123      3,123          (a)(b)                                     -          33         33
                                              Nuvelo Inc (b)
           -      10,715     10,715                                                     -         178        178
                                              Renovis Inc (a)(b)
           -      11,757     11,757                                                     -         180        180
                                              United Therapeutics Corp (b)
       8,368           -      8,368                                                   483           -        483
                                                                                ---------- ----------- ----------

                                                                                    1,183         676      1,859
                                                                                ---------- ----------- ----------
                                      0.10%   Toys
                                              Marvel Entertainment Inc (a)(b)
           -       6,200      6,200                                                     -         124        124

                                      0.46%   Transactional Software
                                              Bottomline Technologies Inc (b)
           -       7,261      7,261                                                     -          59         59
                                              Open Solutions Inc (b)
       2,600           -      2,600                                                    69           -         69
                                              VeriFone Holdings Inc (b)
      13,900           -     13,900                                                   424           -        424
                                                                                ---------- ----------- ----------

                                                                                      493          59        552
                                                                                ---------- ----------- ----------
                                      1.03%   Transport - Services
                                              Dynamex Inc (b)
           -       7,282      7,282                                                     -         159        159
                                              HUB Group Inc (b)
                  19,793                                                                          486
           -                 19,793                                                     -                    486
                                              Universal Truckload Services
       6,805           -      6,805          Inc (b)                                  232           -        232
                                              UTi Worldwide Inc
           -      14,063     14,063                                                     -         354        354
                                                                                ---------- ----------- ----------

                                                                                      232         999      1,231
                                                                                ---------- ----------- ----------
                                      1.57%   Transport - Truck
                                              Forward Air Corp
           -      11,581     11,581                                                     -         472        472
                                              Knight Transportation Inc
      12,300           -     12,300                                                   249           -        249
                                              Landstar System Inc
           -      14,436     14,436                                                     -         682        682
                                              Old Dominion Freight Line (b)
           -      12,550     12,550                                                     -         471        471
                                                                                ---------- ----------- ----------

                                                                                      249       1,625      1,874
                                                                                ---------- ----------- ----------
                                      0.82%   Veterinary Diagnostics
                                              Neogen Corp (b)
                   5,365                                                                          103
           -                  5,365                                                     -                    103
                                              VCA Antech Inc (b)
           -      27,532     27,532                                                     -         879        879
                                                                                ---------- ----------- ----------

                                                                                        -         982        982
                                                                                ---------- ----------- ----------
                                      0.06%   Water Treatment Systems
                                              Basin Water Inc (b)
       7,500           -      7,500                                                    75           -         75

                                      0.11%   Web Hosting & Design
                                              NIC Inc (b)
           -      18,051     18,051                                                     -         131        131

                                      0.10%   Web Portals
                                              Earthlink Inc (a)(b)
                  13,400                                                                          115
           -                 13,400                                                     -                    115

                                      0.97%   Wireless Equipment
                                              Carrier Access Corp (b)
      10,000           -     10,000                                                    83           -         83
                                              Glenayre Technologies Inc (b)
      39,065           -     39,065                                                   103           -        103
                                              SBA Communications Corp (b)
                   6,500                                                                          170
           -                  6,500                                                     -                    170
                                              Sierra Wireless (b)
      13,100       9,915     23,015                                                   236         179        415
                                              Stratex Networks Inc (b)
      14,600      46,374     60,974                                                    49         157        206
                                              Viasat Inc (a)(b)
           -       7,100      7,100                                                     -         182        182
                                                                                ---------- ----------- ----------

                                                                                      471         688      1,159
                                                                                ---------- ----------- ----------
                                      0.07%   Wound,Burn&Skin Care
                                              NUCRYST Pharmaceuticals Corp
           -       6,500      6,500          (b)                                        -          82         82

------------- ----------- ---------- ------- ---------------------------------- ---------- ----------- ----------
                                              TOTAL COMMON STOCKS                $           $ 70,367
                                                                                   45,373               $115,740
------------- ----------- ---------- ------- ---------------------------------- ---------- ----------- ----------
   Principal
               Principal  Principal
      Amount   Amount      Amount                                                Value      Value       Value
      (000s)      (000s)     (000s)                                                (000s)      (000s)     (000s)
------------- ----------- ----------                                            ---------- ----------- ----------
                                     14.36%   MONEY MARKET FUNDS
                $ 17,154   $                  BNY Institutional Cash Reserve
       $   -                 17,154          Fund (c)                                   -      17,154     17,154
------------- ----------- ---------- ------- ---------------------------------- ---------- ----------- ----------
                                              TOTAL MONEY MARKET FUNDS                                  $
                                                                                    $   -    $ 17,154     17,154
------------- ----------- ---------- ------- ---------------------------------- ---------- ----------- ----------
                                      1.34%   REPURCHASE AGREEMENTS
                                              Agreement with Morgan Stanley,
                                             4.700% dated 06/30/2006, to be
                                             repurchased at $1,604,000 on
                                             07/03/2006 (collateralized by
                                             U.S. Treasury Note, 3.875% due
                                             01/15/2009, market value
       1,603           -      1,603          $1,656,000)                            1,603           -      1,603
------------- ----------- ---------- ------- ---------------------------------- ---------- ----------- ----------
                                              TOTAL REPURCHASE AGREEMENTS        $                      $
                                                                                    1,603       $   -      1,603
------------- ----------- ---------- ------- ---------------------------------- ---------- ----------- ----------
                                     112.54%  Total Investments                  $           $ 87,521
                                                                                   46,976               $134,497
                                              Liabilities in Excess of Other
                                     -12.54% Assets, Net                            (131)    (14,851)   (14,982)
                                                                                ---------- ----------- ----------
                                              TOTAL NET ASSETS                   $
                                     100.00%                                       46,845    $ 72,670   $119,515
                                                                                ========== =========== ==========

(a) Security or a portion of the security was on loan at the end of the period.
(b) Non-Income Producing Security
(c) Security was purchased with the cash proceeds from securities loans.

 Unrealized Appreciation
(Depreciation)
 Unrealized Appreciation            $           $ 14,683   $
                                       8,752                 23,435
 Unrealized Depreciation
                                     (2,545)     (4,032)    (6,577)
                                   ---------- ----------- ----------
 Net Unrealized Appreciation
(Depreciation)                         6,207      10,651     16,858
 Cost for federal income tax
purposes                              40,769      76,870    117,639

As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                        Schedule of Investments
                       June 30, 2006 (unaudited)

 WMVT Small Cap  PVC SmallCap      Combined                                        WMVT Small Cap   PVC SmallCap           Combined
    Value  Fund Value Account                                                         Value  Fund  Value Account
    Shares Held   Shares Held   Shares Held     96.52%   COMMON STOCKS               Value (000s)   Value (000s)       Value (000s)
                                                 0.14%   Advanced Materials &
                                                        Products
                                                         Ceradyne Inc (a)(b)          $         -    $       139        $       139
              -         2,800         2,800
                                                         Hexcel Corp (b)
              -         6,400         6,400                                                     -                               101
                                                                                                             101

                                                                                                -            240                240
                                                 0.26%   Aerospace & Defense
                                                         Armor Holdings Inc
              -                       1,300             (a)(b)                                  -             71                 71
                        1,300
                                                         Esterline
              -         7,600                           Technologies Corp (b)                   -            316                316
                                      7,600
                                                         Teledyne
              -         2,700         2,700             Technologies Inc (b)                    -             89                 89

                                                                                                -            476                476
                                                 1.49%   Aerospace & Defense
                                                        Equipment
                                                         AAR Corp (a)(b)
              -         6,000         6,000                                                     -            133                133
                                                         Curtiss-Wright Corp
                       13,300        13,300                                                     -            411                411
              -
                                                         DRS Technologies
         10,700         3,400        14,100             Inc                                   521            166                687
                                                         Heico Corp
              -         3,400         3,400                                                     -             96                 96
                                                         Kaman Corp
              -        13,600        13,600                                                     -            248                248
                                                         Moog Inc (a)(b)
              -        18,450        18,450                                                     -            631
                                                                                                                                631
                                                         Orbital Sciences
              -        16,500        16,500             Corp (b)                                -            266                266
                                                         Triumph Group Inc
              -         5,800         5,800                                                     -            279                279

                                                                                              521                             2,751
                                                                                                           2,230
                                                 0.10%   Agricultural
                                                        Chemicals
                                                         UAP Holding Corp
              -         8,800         8,800                                                     -                               192
                                                                                                             192

                                                 0.00%   Agricultural
                                                        Operations
                                                         Delta & Pine Land
              -           200           200             Co                                                     6                  6
                                                                                                -

                                                 2.02%   Airlines
                                                         Alaska Air Group Inc
         11,200         8,300        19,500             (b)                                                  327                769
                                                                                              442
                                                         AMR Corp
         23,300             -        23,300                                                   592              -                592
                                                         Continental Airlines
         20,200         8,700        28,900             Inc (a)(b)                            602            259                861
                                                         ExpressJet Holdings
                       25,300        25,300             Inc (a)(b)                              -            175                175
              -
                                                         Frontier Airlines
         66,200                      66,200             Holdings Inc                          477              -                477
                            -
                                                         Mesa Air Group Inc
              -        15,200                           (a)(b)                                  -            150                150
                                     15,200
                                                         Republic Airways
              -        11,300        11,300             Holdings Inc (b)                        -            192                192
                                                         Skywest Inc
              -        20,400        20,400                                                     -            506                506

                                                                                            2,113          1,609              3,722
                                                 0.32%   Apparel
                                                        Manufacturers
                                                         Carter's Inc (a)(b)
              -         3,300         3,300                                                     -             87                 87
                                                         Maidenform Brands
              -           400           400             Inc (b)                                 -              5                  5
                                                         Oxford Industries
              -           900           900             Inc                                     -             36                 36
                                                         Phillips-Van Heusen
              -         5,200         5,200                                                                  199                199
                                                                                                -
                                                         Quiksilver Inc (b)
              -        13,200        13,200                                                     -            161                161
                                                         Russell Corp (a)
              -         5,600         5,600                                                     -            102                102

                                                                                                -            590                590
                                                 0.15%   Applications
                                                        Software
                                                         American
              -         1,500         1,500             Reprographics Co (b)                    -             54                 54
                                                         Intervideo Inc
              -         5,900         5,900             (a)(b)                                                58                 58
                                                                                                -
                                                         Progress Software
              -         6,100         6,100             Corp (a)(b)                             -            143                143
                                                         Quest Software Inc
              -         2,000         2,000             (b)                                     -             28
                                                                                                                                 28

                                                                                                -            283                283
                                                 0.05%   Audio & Video
                                                        Products
                                                         Audiovox Corp (b)
              -         6,200         6,200                                                     -             85                 85

                                                 0.46%   Auto - Medium &
                                                        Heavy Duty Trucks
                                                         New Flyer Industries
        113,100                     113,100             Inc                                   839              -                839
                            -

                                                 1.13%   Auto/Truck Parts &
                                                        Equipment - Original
                                                         Accuride Corp
         48,500             -        48,500                                                   605              -                605
                                                         American Axle &
              -                       6,400             Manufacturing                           -            110                110
                        6,400                           Holdings
                                                         ArvinMeritor Inc
              -        20,100                                                                   -            346                346
                                     20,100
                                                         Keystone Automotive
              -         3,100         3,100             Industries Inc (a)(b)                   -            131                131
                                                         Modine Manufacturing
              -         9,000         9,000             Co                                                   210                210
                                                                                                -
                                                         Tenneco Inc (a)(b)
          3,600        18,500        22,100                                                    94            481                575
                                                         TRW Automotive
              -         3,300         3,300             Holdings Corp (b)                       -             90                 90
                                                         Visteon Corp (b)
              -         2,100         2,100                                                     -             15                 15

                                                                                                           1,383              2,082
                                                                                              699
                                                 0.18%   Auto/Truck Parts &
                                                        Equipment -
                                                        Replacement
                                                         Aftermarket
              -         9,300         9,300             Technology Corp (b)                     -            231                231
                                                         Commercial Vehicle
              -         2,600         2,600             Group Inc (b)                                         54                 54
                                                                                                -
                                                         Standard Motor
              -         6,300         6,300             Products Inc (a)                        -             53                 53

                                                                                                -            338                338
                                                 0.12%   B2B - E-Commerce
                                                         Ariba Inc (a)(b)
              -        10,900        10,900                                                     -             90                 90
                                                         webMethods Inc (b)
              -        14,200                                                                   -            140                140
                                     14,200

                                                                                                -            230                230
                                                 0.01%   Batteries & Battery
                                                        Systems
                                                         Greatbatch Inc (b)
              -           600           600                                                     -             14                 14

                                                 0.02%   Broadcasting
                                                        Services &
                                                        Programming
                                                         Gray Television Inc
              -         5,950         5,950             (a)                                     -                                35
                                                                                                              35

                                                 0.38%   Building - Heavy
                                                        Construction
                                                         Granite Construction
              -         6,800         6,800             Inc                                                  308                308
                                                                                                -
                                                         Washington Group
              -         7,300         7,300             International Inc                       -            389                389

                                                                                                -            697                697
                                                 0.11%   Building -
                                                        Maintenance &
                                                        Service
                                                         ABM Industries Inc
              -         4,000         4,000                                                     -             69                 69
                                                         Healthcare Services
              -         6,820         6,820             Group                                   -            143                143

                                                                                                -            212
                                                                                                                                212
                                                 0.22%   Building -
                                                        Residential &
                                                        Commercial
                                                         Levitt Corp (a)
              -         6,075         6,075                                                     -             97                 97
                                                         M/I Homes Inc
              -         1,300         1,300                                                     -             46                 46
                                                         WCI Communities Inc
              -        12,900        12,900             (a)(b)                                  -            260                260

                                                                                                             403                403
                                                                                                -
                                                 0.03%   Building &
                                                        Construction -
                                                        Miscellaneous
                                                         Builders FirstSource
              -         3,000         3,000             Inc (a)(b)                              -             61                 61

                                                 0.23%   Building &
                                                        Construction Products
                                                        - Miscellaneous
                                                         NCI Building Systems
              -         6,500         6,500             Inc (b)                                 -            346                346
                                                         USG Corp (a)(b)
              -         1,000         1,000                                                     -             73                 73

                                                                                                -            419                419
                                                 0.33%   Building Products -
                                                        Cement & Aggregate
                                                         Eagle Materials Inc
              -        10,450        10,450                                                     -            496                496
                                                         Texas Industries Inc
              -         2,100         2,100             (a)                                     -            112                112

                                                                                                             608                608
                                                                                                -
                                                 0.08%   Building Products -
                                                        Doors & Windows
                                                         Apogee Enterprises
              -        10,200        10,200             Inc                                     -            150                150

                                                 0.18%   Building Products -
                                                        Light Fixtures
                                                         Genlyte Group Inc
              -         2,500                           (b)                                     -            181                181
                                      2,500
                                                         LSI Industries Inc
              -         8,900         8,900                                                     -            151                151

                                                                                                -            332                332
                                                 0.46%   Building Products -
                                                        Wood
                                                         Universal Forest
              -        13,400        13,400             Products Inc                            -            841                841

                                                 0.24%   Cable TV
                                                         Charter
              -       125,700       125,700             Communications Inc                      -            142                142
                                                        (a)(b)
                                                         Lodgenet
                       16,000        16,000             Entertainment Corp                      -            299                299
              -                                         (b)

                                                                                                -            441                441
                                                 0.01%   Capacitors
                                                         Kemet Corp (b)
              -         1,600         1,600                                                     -             15                 15

                                                 0.21%   Casino Hotels
                                                         Ameristar Casinos
              -         5,300         5,300             Inc (a)                                              103                103
                                                                                                -
                                                         Aztar Corp (b)
              -         3,900         3,900                                                     -            203                203
                                                         Monarch Casino &
              -         2,700         2,700             Resort Inc (a)(b)                       -             76                 76

                                                                                                -            382                382
                                                 0.17%   Cellular
                                                        Telecommunications
                                                         Centennial
              -         8,300         8,300             Communications Corp                     -             43                 43
                                                         Dobson
              -        21,800        21,800             Communications Corp                     -            169                169
                                                        (a)(b)
                                                         Leap Wireless
              -         2,000         2,000             International Inc (b)                   -             95                 95

                                                                                                -            307                307
                                                 0.46%   Chemicals -
                                                        Diversified
                                                         FMC Corp
              -         7,600         7,600                                                     -            489                489
                                                         Georgia Gulf Corp
              -                       3,200                                                     -             80                 80
                        3,200
                                                         Rockwood Holdings
              -         9,200         9,200             Inc (b)                                 -            212                212
                                                         Westlake Chemical
              -         2,000         2,000             Corp (a)                                -             60                 60

                                                                                                -            841                841
                                                 0.03%   Chemicals - Fibers
                                                         Wellman Inc (a)
              -        14,000        14,000                                                     -             57                 57

                                                 0.22%   Chemicals -
                                                        Plastics
                                                         PolyOne Corp (b)
              -        32,400        32,400                                                     -            285                285
                                                         Spartech Corp
              -         5,300         5,300                                                     -            120                120

                                                                                                -                               405
                                                                                                             405
                                                 1.14%   Chemicals -
                                                        Specialty
                                                         Arch Chemicals Inc
              -         2,100         2,100                                                     -                                76
                                                                                                              76
                                                         HB Fuller Co
              -        14,400        14,400                                                     -            628                628
                                                         Hercules Inc (b)
              -        28,300        28,300                                                     -            432                432
                                                         Minerals
              -                       4,200             Technologies Inc                        -            218                218
                        4,200
                                                         NewMarket Corp
              -         7,800                                                                   -            383                383
                                      7,800
                                                         OM Group Inc (b)
              -           400           400                                                     -             12                 12
                                                         Sensient
              -         6,200         6,200             Technologies Corp                       -            130                130
                                                         Terra Industries Inc
              -         7,800         7,800             (a)(b)                                  -             50                 50
                                                         WR Grace & Co (a)(b)
              -        14,000        14,000                                                     -            164                164

                                                                                                -          2,093              2,093
                                                 0.16%   Circuit Boards
                                                         Park Electrochemical
              -         3,500         3,500             Corp                                    -             90                 90
                                                         TTM Technologies Inc
              -        13,800        13,800             (a)(b)                                  -            200                200

                                                                                                -            290                290
                                                 0.64%   Collectibles
                                                         Lenox Group Inc
         64,000             -        64,000                                                   454              -                454
                                                         RC2 Corp (b)
         12,200         6,800        19,000                                                   472            263                735

                                                                                              926            263              1,189
                                                 9.92%   Commercial Banks
                                                         1st Source Corp
              -         2,400         2,400                                                     -             81                 81
                                                         Amcore Financial Inc
              -         4,200         4,200             (a)                                     -            123                123
                                                         AmericanWest Bancorp
              -         2,500         2,500             (a)                                     -             57                 57
                                                         Ameris Bancorp
              -         4,440         4,440                                                     -            103                103
                                                         Associated
              -         4,700         4,700             Banc-Corp                               -            148                148
                                                         Bancfirst Corp
              -         2,500         2,500                                                     -            112
                                                                                                                                112
                                                         Bancorp
              -         1,800         1,800             Inc/Wilmington DE                       -             45                 45
                                                        (a)(b)
                                                         Bancorpsouth Inc
              -         3,200         3,200                                                     -             87                 87
                                                         Bank of the Ozarks
              -                       2,400             Inc (a)                                 -             80                 80
                        2,400
                                                         Banner Corp
              -         2,100                                                                   -             81                 81
                                      2,100
                                                         Capital Corp of the
         13,780         2,100        15,880             West (a)                              441             67                508
                                                         Capital Crossing
              -           300           300             Bank (a)(b)                             -              7                  7
                                                         Capitol Bancorp Ltd
              -         4,000         4,000             (a)                                     -            156                156
                                                         Cardinal Financial
              -         6,100         6,100             Corp                                    -             71                 71
                                                         Cathay General
              -         3,900         3,900             Bancorp (a)                             -            142                142
                                                         Central Pacific
              -        12,600        12,600             Financial Corp (a)                      -            488                488
                                                         Chemical Financial
          4,100         5,793         9,893             Corp (a)                               97            177                274
                                                         Citizens Banking
              -         2,200         2,200             Corp (a)                                -             54                 54
                                                         City Bank/Lynnwood
              -         1,400         1,400             WA (a)                                                65                 65
                                                                                                -
                                                         City Holding Co
              -         6,800         6,800                                                     -            246                246
                                                         Colonial BancGroup
              -        15,300        15,300             Inc/The                                 -            393                393
                                                         Columbia Banking
              -         7,257         7,257             System Inc                              -            271                271
                                                         Community Bancorp/NV
              -         1,800         1,800             (a)(b)                                  -             56                 56
                                                         Community Bank
              -         5,900         5,900             System Inc                              -            119                119
                                                         Community Trust
              -         6,263         6,263             Bancorp Inc                             -            219                219
                                                         Corus Bankshares Inc
              -        32,600        32,600             (a)                                     -            853                853
                                                         Cullen/Frost Bankers
              -         7,700         7,700             Inc                                     -            441                441
                                                         CVB Financial Corp
              -         3,650         3,650                                                     -             57
                                                                                                                                 57
                                                         EuroBancshares Inc
              -         7,800         7,800             (a)(b)                                  -             75                 75
                                                         Farmers Capital Bank
                          200           200             Corp (a)                                -              7                  7
              -
                                                         Financial
              -           300           300             Institutions Inc (a)                    -              6                  6
                                                         First Bancorp/Puerto
              -        20,100        20,100             Rico                                    -            187                187
                                                         First Charter Corp
              -         2,600         2,600                                                     -             64                 64
                                                         First Citizens
              -         2,100         2,100             BancShares Inc/NC                       -            421                421
                                                         First Community
              -         1,600         1,600             Bancorp Inc/CA (a)                      -             95                 95
                                                         First Community
              -           100           100             Bancshares Inc/VA                       -                                 3
                                                                                                               3
                                                         First Oak Brook
              -         1,250         1,250             Bancshares Inc                          -             46
                                                                                                                                 46
                                                         First Regional
              -           100           100             Bancorp/Los Angeles                     -              9                  9
                                                        CA (b)
                                                         First Republic
              -        11,750        11,750             Bank/San Francisco CA                   -            538                538
                                                        (a)
                                                         FNB Corp/PA (a)
                        3,500         3,500                                                     -             55                 55
              -
                                                         FNB Corp (a)
              -         1,200         1,200                                                     -             44                 44
                                                         Fremont General
              -         4,800         4,800             Corp                                    -             89                 89
                                                         Great Southern
              -         3,000         3,000             Bancorp Inc                                           92                 92
                                                                                                -
                                                         Greater Bay Bancorp
              -        17,000        17,000                                                     -                               489
                                                                                                             489
                                                         Greene County
              -         1,200         1,200             Bancshares Inc                          -             37
                                                                                                                                 37
                                                         Hanmi Financial
              -        44,000        44,000             Corp                                    -            855                855
                                                         Heartland Financial
              -         2,300         2,300             USA Inc (a)                             -             61                 61
                                                         Heritage Commerce
              -                       1,100             Corp (a)                                -             27                 27
                        1,100
                                                         Horizon Financial
              -         2,100         2,100             Corp (a)                                -             58                 58
                                                         IBERIABANK Corp
              -        12,200        12,200                                                     -            702                702
                                                         Independent Bank
              -        11,935        11,935             Corp/MI                                 -            314                314
                                                         Independent Bank
              -        11,700        11,700             Corp/Rockland MA                        -            380                380
                                                         Intervest Bancshares
              -           500           500             Corp (b)                                -             20                 20
                                                         Irwin Financial
              -        16,800        16,800             Corp                                    -            326                326
                                                         Lakeland Financial
              -         1,400         1,400             Corp (a)                                -             34                 34
                                                         MainSource Financial
              -         4,392         4,392             Group Inc (a)                           -             77                 77
                                                         MB Financial Inc (a)
              -         2,650         2,650                                                     -             94                 94
                                                         MBT Financial Corp
              -         2,900         2,900                                                                   46                 46
                                                                                                -
                                                         Mercantile Bank
              -         4,061         4,061             Corp                                    -                               162
                                                                                                             162
                                                         Mid-State
              -         5,900         5,900             Bancshares                              -            165                165
                                                         Midwest Banc
              -         1,137         1,137             Holdings Inc (a)                        -             25                 25
                                                         Nara Bancorp Inc
              -         1,900         1,900                                                     -             36                 36
                                                         National Penn
              -         2,600         2,600             Bancshares Inc                          -             52                 52
                                                         Old Second Bancorp
              -           532           532             Inc                                     -             16                 16
                                                         Oriental Financial
         41,340         8,270        49,610             Group (a)                             528            106                634
                                                         Pacific Capital
              -         8,900         8,900             Bancorp                                 -                               277
                                                                                                             277
                                                         Peoples Bancorp
              -         1,265         1,265             Inc/OH                                  -             38
                                                                                                                                 38
                                                         Prosperity
              -         5,100         5,100             Bancshares Inc                          -            168                168
                                                         Provident Bankshares
                       11,000        11,000             Corp                                    -            400                400
              -
                                                         Republic Bancorp
              -                       1,272             Inc/KY (a)                              -             26                 26
                        1,272
                                                         Republic Bancorp
              -        30,120        30,120             Inc/MI (a)                              -            373                373
                                                         R-G Financial Corp
              -        23,550        23,550             (a)                                     -            202                202
                                                         Royal Bancshares of
              -         1,201         1,201             Pennsylvania (a)                                      29                 29
                                                                                                -
                                                         Santander BanCorp
              -           900           900             (a)                                     -             22                 22
                                                         SCBT Financial Corp
              -         1,050         1,050             (a)                                     -             37                 37
                                                         Security Bank
              -         4,200         4,200             Corp/Macon GA (a)                       -             94                 94
                                                         Sierra Bancorp (a)
                          500           500                                                     -             13                 13
              -
                                                         Simmons First
              -         4,300         4,300             National Corp                           -            125                125
                                                         Southside Bancshares
              -         2,838         2,838             Inc (a)                                 -             63                 63
                                                         Southwest Bancorp
              -         4,900         4,900             Inc/Stillwater OK                       -            125                125
                                                         Sterling Bancshares
              -        22,700        22,700             Inc/TX                                               426                426
                                                                                                -
                                                         Sterling Financial
              -         8,531         8,531             Corp/PA (a)                             -                               187
                                                                                                             187
                                                         Sterling Financial
              -        25,820        25,820             Corp/WA                                 -            788
                                                                                                                                788
                                                         Summit Bancshares
              -         6,200         6,200             Inc/TX (a)                              -            132                132
                                                         Sun Bancorp Inc/NJ
                        2,266         2,266             (a)(b)                                  -             37                 37
              -
                                                         Taylor Capital Group
              -                       5,000             Inc                                     -            204                204
                        5,000
                                                         Texas Regional
              -         9,650         9,650             Bancshares Inc                          -            366                366
                                                         Trico Bancshares
              -         3,700         3,700                                                     -            101                101
                                                         Trustco Bank Corp NY
         43,100             -        43,100                                                   475                               475
                                                                                                               -
                                                         Umpqua Holdings
              -        13,293        13,293             Corp                                    -            341
                                                                                                                                341
                                                         Union Bankshares
              -         2,700         2,700             Corp/VA (a)                             -            116                116
                                                         United Bankshares
                        3,400         3,400             Inc                                     -            125                125
              -
                                                         United Community
              -         3,700         3,700             Banks Inc/GA                            -            113                113
                                                         USB Holding Co Inc
         16,920             -        16,920                                                   381              -                381
                                                         W Holding Co Inc
              -        30,592        30,592                                                                  203                203
                                                                                                -
                                                         West Coast
              -        18,500        18,500             Bancorp/OR                              -            545                545
                                                         Whitney Holding
              -         2,400         2,400             Corp                                    -             85                 85

                                                                                            1,922         16,373             18,295
                                                 0.32%   Commercial Services
                                                         Arbitron Inc (a)
              -         1,200         1,200                                                     -             46                 46
                                                         First Advantage Corp
              -         4,700         4,700             (a)(b)                                               109                109
                                                                                                -
                                                         Sourcecorp (a)(b)
              -         4,200         4,200                                                     -            104                104
                                                         Startek Inc
              -         5,800         5,800                                                     -             87                 87
                                                         TeleTech Holdings
                       16,000        16,000             Inc (b)                                 -            203                203
              -
                                                         Vertrue Inc (a)(b)
              -                       1,000                                                     -             43                 43
                        1,000

                                                                                                -            592                592
                                                 0.17%   Commercial Services
                                                        - Finance
                                                         CBIZ Inc (a)(b)
              -        10,200        10,200                                                     -             76                 76
                                                         Deluxe Corp (a)
              -         2,700         2,700                                                     -             47                 47
                                                         Dollar Financial
              -         6,528         6,528             Corp (b)                                -            118                118
                                                         NCO Group Inc (a)(b)
              -         2,900         2,900                                                     -             77                 77

                                                                                                -            318                318
                                                 0.15%   Communications
                                                        Software
                                                         Digi International
              -         6,800         6,800             Inc (b)                                 -                                85
                                                                                                              85
                                                         Inter-Tel Inc
              -         9,400         9,400                                                     -            198                198

                                                                                                -            283                283
                                                 0.14%   Computer Aided
                                                        Design
                                                         Aspen Technology Inc
              -         6,200         6,200             (b)                                     -             81                 81
                                                         Parametric
              -        14,280        14,280             Technology Corp (b)                     -            181                181

                                                                                                -            262                262
                                                 0.45%   Computer Services
                                                         Ciber Inc (a)(b)
              -        16,300        16,300                                                     -            107                107
                                                         Covansys Corp (a)(b)
              -         9,300         9,300                                                     -            117                117
                                                         Perot Systems Corp
              -        21,700                           (b)                                     -            314                314
                                     21,700
                                                         SI International Inc
              -         2,500         2,500             (b)                                     -             77                 77
                                                         SYKES Enterprises
              -         7,400         7,400             Inc (b)                                 -            120                120
                                                         Tyler Technologies
              -         8,300         8,300             Inc (a)(b)                              -             93                 93

                                                                                                -            828                828
                                                 0.04%   Computer Software
                                                         Blackbaud Inc
              -         2,900         2,900                                                     -             66                 66
                                                         Phoenix Technologies
              -         3,000         3,000             Ltd (a)(b)                              -             14                 14

                                                                                                -             80                 80
                                                 0.19%   Computers
                                                         Gateway Inc (a)(b)
              -        18,300        18,300                                                     -             35                 35
                                                         Palm Inc (a)(b)
                       19,880        19,880                                                     -            320                320
              -

                                                                                                -            355                355
                                                 0.70%   Computers -
                                                        Integrated Systems
                                                         Agilysys Inc
              -        17,400        17,400                                                     -            313                313
                                                         Brocade
              -        65,600        65,600             Communications                          -            403                403
                                                        Systems Inc (b)
                                                         Intergraph Corp (b)
              -         5,700         5,700                                                     -            179                179
                                                         Kronos Inc/MA (a)(b)
              -         1,400         1,400                                                     -             51                 51
                                                         McData Corp - A
              -                      44,600             Shares (b)                              -            182                182
                       44,600
                                                         MTS Systems Corp
              -         1,900                                                                   -             75                 75
                                      1,900
                                                         Radisys Corp (b)
              -         4,000         4,000                                                     -             88                 88

              -                                                                                 -          1,291              1,291
                                                 0.82%   Computers - Memory
                                                        Devices
                                                         Hutchinson
         20,800         8,500        29,300             Technology Inc (a)(b)                 450            184                634
                                                         Imation Corp
              -         8,200         8,200                                                     -            337                337
                                                         Komag Inc (a)(b)
              -                       6,400                                                     -            296                296
                        6,400
                                                         Quantum Corp (b)
              -        81,600        81,600                                                     -            214                214
                                                         Silicon Storage
              -         7,200         7,200             Technology Inc (b)                      -             29                 29

                                                                                              450          1,060              1,510
                                                 0.34%   Computers -
                                                        Peripheral Equipment
                                                         Electronics for
         16,000        13,900        29,900             Imaging (b)                           334            290                624

                                                 0.05%   Computers - Voice
                                                        Recognition
                                                         Talx Corp
              -         4,000         4,000                                                     -             87                 87

                                                 0.45%   Consulting Services
                                                        (0.56%)
                                                         BearingPoint Inc
              -        53,500        53,500             (a)(b)                                  -            448                448
                                                         Clark Inc (a)
              -         3,600         3,600                                                     -             48                 48
                                                         CRA International
              -         1,200         1,200             Inc (b)                                 -             54                 54
                                                         Gartner Inc (a)(b)
              -        12,900        12,900                                                     -            183                183
                                                         MAXIMUS Inc (a)
              -         3,800         3,800                                                     -             88                 88
                                                         Watson Wyatt
              -           400           400             Worldwide Inc                           -             14                 14

                                                                                                -            835                835
                                                 0.92%   Consumer Products -
                                                        Miscellaneous
                                                         Central Garden and
                            -        12,300             Pet Co                                530              -                530
         12,300
                                                         CNS Inc (a)
              -                       2,900                                                     -             71                 71
                        2,900
                                                         Jarden Corp
         13,249             -        13,249                                                   403              -                403
                                                         Prestige Brands
              -         3,300         3,300             Holdings Inc (b)                                      33                 33
                                                                                                -
                                                         Spectrum Brands Inc
              -           200           200             (b)                                     -                                 3
                                                                                                               3
                                                         Tupperware Brands
              -        30,500        30,500             Corp                                    -            601
                                                                                                                                601
                                                         Yankee Candle Co Inc
              -         2,400         2,400             (a)                                     -             60                 60

                                                                                              933            768              1,701
                                                 0.60%   Containers - Metal &
                                                        Glass
                                                         Greif Inc
              -         5,900         5,900                                                     -            442                442
                                                         Silgan Holdings Inc
              -        18,100        18,100                                                     -                               670
                                                                                                             670

                                                                                                -          1,112              1,112
                                                 0.04%   Containers - Paper &
                                                        Plastic
                                                         Chesapeake Corp
              -         4,050         4,050                                                     -             66                 66

                                                 0.13%   Cosmetics &
                                                        Toiletries
                                                         Chattem Inc (a)(b)
                        1,800         1,800                                                     -             55                 55
              -
                                                         Elizabeth Arden Inc
              -        10,600        10,600             (a)(b)                                  -            190                190

                                                                                                -            245                245
                                                 0.20%   Data Processing &
                                                        Management
                                                         CSG Systems
              -         7,500         7,500             International Inc (b)                   -                               186
                                                                                                             186
                                                         eFunds Corp (b)
              -         3,000         3,000                                                     -             66                 66
                                                         Filenet Corp (a)(b)
              -         3,200         3,200                                                     -             86                 86
                                                         infoUSA Inc (a)
              -         2,700         2,700                                                     -             28                 28

                                                                                                -                               366
                                                                                                             366
                                                 0.06%   Decision Support
                                                        Software
                                                         NetIQ Corp (a)(b)
              -         4,000         4,000                                                     -                                49
                                                                                                              49
                                                         QAD Inc (a)
              -         2,900         2,900                                                     -             22                 22
                                                         SPSS Inc (b)
              -         1,200         1,200                                                     -             39                 39

                                                                                                             110                110
                                                                                                -
                                                 0.06%   Diagnostic Equipment
                                                         Neurometrix Inc (b)
              -         3,500         3,500                                                                  107                107
                                                                                                -

                                                 0.05%   Diagnostic Kits
                                                         Biosite Inc (a)(b)
              -         2,200         2,200                                                     -            100                100

                                                 0.04%   Disposable Medical
                                                        Products
                                                         ICU Medical Inc
              -         1,200         1,200             (a)(b)                                  -             51                 51
                                                         Medical Action
              -           800           800             Industries Inc (b)                      -             18                 18

                                                                                                -             69                 69
                                                 1.00%   Distribution &
                                                        Wholesale
                                                         Aviall Inc (a)(b)
              -        12,200        12,200                                                     -            580                580
                                                         Bell Microproducts
              -         7,600         7,600             Inc (a)(b)                              -             41                 41
                                                         Brightpoint Inc (b)
              -         9,960         9,960                                                     -            135                135
                                                         Building Material
              -        15,000        15,000             Holding Corp                            -            418                418
                                                         United Stationers
              -        10,000        10,000             Inc (b)                                              493                493
                                                                                                -
                                                         Watsco Inc
              -         3,000         3,000                                                     -            179                179

                                                                                                -          1,846              1,846
                                                 1.54%   Diversified
                                                        Manufacturing
                                                        Operations
                                                         Actuant Corp (a)
              -                       4,100                                                     -            205                205
                        4,100
                                                         Acuity Brands Inc
              -        10,900        10,900             (a)                                     -            424                424
                                                         Ameron International
              -         3,000         3,000             Corp                                    -            201                201
                                                         AO Smith Corp (a)
              -         8,400         8,400                                                     -                               389
                                                                                                             389
                                                         Barnes Group Inc
              -        25,200        25,200                                                     -            503                503
                                                         Blount International
              -         5,900         5,900             Inc (a)(b)                              -             71                 71
                                                         EnPro Industries Inc
              -        10,400        10,400             (b)                                     -            349                349
                                                         ESCO Technologies
              -         1,200         1,200             Inc (a)(b)                              -             64                 64
                                                         Griffon Corp (a)(b)
         14,700         7,710        22,410                                                   384            201                585
                                                         Jacuzzi Brands Inc
              -         6,000         6,000             (a)(b)                                                53                 53
                                                                                                -

                                                                                              384          2,460              2,844
                                                 0.19%   Diversified
                                                        Operations &
                                                        Commercial Services
                                                         Viad Corp
              -         7,700         7,700                                                     -            241                241
                                                         Volt Information
              -                       2,300             Sciences Inc (b)                        -            107                107
                        2,300

                                                                                                -                               348
                                                                                                             348
                                                 0.10%   E-Commerce -
                                                        Products
                                                         FTD Group Inc (b)
              -        13,800        13,800                                                     -                               186
                                                                                                             186

                                                 2.04%   Electric -
                                                        Integrated
                                                         Allete Inc (a)
              -         3,300         3,300                                                     -            156                156
                                                         Avista Corp (a)
              -         6,600         6,600                                                     -            151
                                                                                                                                151
                                                         Black Hills Corp (a)
              -         8,400         8,400                                                     -            288                288
                                                         CH Energy Group Inc
              -         4,100         4,100                                                     -            197                197
                                                         Cleco Corp (a)
              -        17,800        17,800                                                     -            414                414
                                                         El Paso Electric Co
              -        24,100        24,100             (b)                                     -            486                486
                                                         Great Plains Energy
              -         2,900         2,900             Inc (a)                                 -             81                 81
                                                         Idacorp Inc
              -        12,100        12,100                                                     -            415                415
                                                         Sierra Pacific
              -        23,500        23,500             Resources (b)                           -            329                329
                                                         UIL Holdings Corp
                        1,200         1,200                                                     -             68                 68
              -
                                                         Unisource Energy
              -                      25,000             Corp                                    -            779                779
                       25,000
                                                         Westar Energy Inc
              -        19,300        19,300                                                     -            406                406

                                                                                                -          3,770              3,770
                                                 0.74%   Electronic
                                                        Components -
                                                        Miscellaneous
                                                         Bel Fuse Inc
         13,000         4,000        17,000                                                   427            131                558
                                                         Benchmark
                       13,000        13,000             Electronics Inc (b)                     -            314                314
              -
                                                         CTS Corp
              -                      13,700                                                     -            204                204
                       13,700
                                                         Methode Electronics
              -         4,900         4,900             Inc                                     -             51                 51
                                                         Plexus Corp (a)(b)
              -         3,100         3,100                                                                  106                106
                                                                                                -
                                                         Solectron Corp
              -        12,000        12,000             (a)(b)                                  -             41                 41
                                                         Sypris Solutions
              -         5,000         5,000             Inc                                     -             47                 47
                                                         Technitrol Inc
              -         1,600         1,600                                                     -             37                 37

                                                                                                             931              1,358
                                                                                              427
                                                 1.13%   Electronic
                                                        Components -
                                                        Semiconductors
                                                         Actel Corp (b)
              -         5,200         5,200                                                     -             75                 75
                                                         AMIS Holdings Inc
              -         5,300         5,300             (a)(b)                                  -             53                 53
                                                         Amkor Technology Inc
              -        18,000        18,000             (a)(b)                                  -            170                170
                                                         Applied Micro
              -        37,600        37,600             Circuits Corp (b)                       -            103                103
                                                         Conexant Systems Inc
              -       112,100       112,100             (b)                                     -            280                280
                                                         DSP Group Inc (b)
              -                       5,100                                                     -            127                127
                        5,100
                                                         Fairchild
              -         5,500         5,500             Semiconductor                           -            100                100
                                                        International Inc (b)
                                                         Integrated Silicon
              -         6,800         6,800             Solution Inc (b)                        -             37                 37
                                                         Kopin Corp (a)(b)
              -        13,100        13,100                                                                   47                 47
                                                                                                -
                                                         Lattice
              -        14,000        14,000             Semiconductor Corp                      -             87                 87
                                                        (a)(b)
                                                         Omnivision
              -         2,400         2,400             Technologies Inc                        -             51                 51
                                                        (a)(b)
                                                         ON Semiconductor
              -        14,500        14,500             Corp (a)(b)                             -             85                 85
                                                         Portalplayer Inc
         51,400         2,200        53,600             (a)(b)                                504             22                526
                                                         Silicon Image Inc
              -         6,100         6,100             (a)(b)                                  -             66                 66
                                                         Skyworks Solutions
              -        21,300                           Inc (a)(b)                              -            117                117
                                     21,300
                                                         Zoran Corp (a)(b)
              -         6,200         6,200                                                     -            151                151

                                                                                              504          1,571              2,075
                                                 0.17%   Electronic Design
                                                        Automation
                                                         Magma Design
              -         8,500         8,500             Automation Inc (a)(b)                   -             62                 62
                                                         Mentor Graphics Corp
                       19,800        19,800             (a)(b)                                  -            257                257
              -

              -                                                                                 -            319                319
                                                 0.36%   Electronic
                                                        Measurement
                                                        Instruments
                                                         Analogic Corp (a)
              -         2,700         2,700                                                     -            126                126
                                                         LeCroy Corp
         33,800                      33,800                                                   485              -                485
                                                         Molecular Devices
              -         2,000         2,000             Corp (b)                                -             61                 61

                                                                                              485            187                672
                                                 0.13%   Energy - Alternate
                                                        Sources
                                                         Headwaters Inc
          9,500                       9,500                                                   243              -                243
                                                         Quantum Fuel Systems
              -           900           900             Technologies World                                     3                  3
                                                        (b)                                     -

                                                                                              243              3                246
                                                 0.30%   Engineering -
                                                        Research &
                                                        Development Services
                                                         EMCOR Group Inc (b)
              -         2,700         2,700                                                     -            131                131
                                                         Shaw Group Inc/The
              -         5,800         5,800             (a)(b)                                  -            161                161
                                                         URS Corp (b)
              -         6,400                                                                   -            269                269
                                      6,400

                                                                                                -            561                561
                                                 0.02%   Engines - Internal
                                                        Combustion
                                                         Briggs & Stratton
              -         1,200         1,200             Corp (a)                                -             37
                                                                                                                                 37

                                                 0.39%   Enterprise Software
                                                        & Services
                                                         JDA Software Group
              -         5,600         5,600             Inc (a)(b)                              -                                79
                                                                                                              79
                                                         Lawson Software Inc
              -        25,600        25,600             (b)                                     -            172
                                                                                                                                172
                                                         Mantech
              -         3,800         3,800             International Corp                      -            117                117
                                                        (b)
                                                         Sybase Inc (b)
                       17,600        17,600                                                     -            341                341
              -
                                                         SYNNEX Corp (b)
              -         1,000         1,000                                                     -             19                 19

                                                                                                -            728
                                                                                                                                728
                                                 0.01%   Environmental
                                                        Consulting &
                                                        Engineering
                                                         Tetra Tech Inc (b)
              -         1,000         1,000                                                     -             18                 18

                                                 0.05%   Fiduciary Banks
                                                         Boston Private
              -         3,200         3,200             Financial Holdings                      -             89                 89
                                                        Inc (a)

                                                 0.04%   Filtration &
                                                        Separation Products
                                                         Clarcor Inc
              -         2,700         2,700                                                     -             80                 80

                                                 0.39%   Finance - Consumer
                                                        Loans
                                                         Encore Capital Group
              -         5,800         5,800             Inc (a)(b)                              -             71                 71
                                                         Ocwen Financial Corp
              -         9,600         9,600             (a)(b)                                  -            122                122
                                                         World Acceptance
              -        14,600        14,600             Corp (b)                                -            519                519

                                                                                                -            712                712
                                                 0.30%   Finance - Credit
                                                        Card
                                                         Advanta Corp - B
              -         8,800         8,800             Shares                                  -            316                316
                                                         CompuCredit Corp
              -         6,300         6,300             (a)(b)                                  -            242                242

                                                                                                -            558
                                                                                                                                558
                                                 0.51%   Finance - Investment
                                                        Banker & Broker
                                                         Greenhill & Co Inc
              -           400           400             (a)                                     -                                24
                                                                                                              24
                                                         Investment
              -         2,000         2,000             Technology Group Inc                    -            102
                                                        (b)                                                                     102
                                                         Jefferies Group Inc
              -         3,000         3,000             (a)                                     -             89                 89
                                                         Knight Capital Group
                       26,100        26,100             Inc (a)(b)                              -            398                398
              -
                                                         LaBranche & Co Inc
              -                      13,800             (a)(b)                                  -            167                167
                       13,800
                                                         Piper Jaffray Cos
              -         2,600         2,600             (b)                                     -            159                159

                                                                                                -            939                939
                                                 0.17%   Finance - Leasing
                                                        Company
                                                         Financial Federal
              -         7,350         7,350             Corp                                    -            204                204
                                                         Marlin Business
              -         5,100         5,100             Services Corp (b)                       -            115                115

                                                                                                -            319                319
                                                 0.30%   Finance - Mortgage
                                                        Loan/Banker
                                                         Accredited Home
              -         5,700         5,700             Lenders Holding Co                      -            273                273
                                                        (a)(b)
                                                         CharterMac
              -         8,000         8,000                                                                  150                150
                                                                                                -
                                                         Doral Financial Corp
              -        11,000        11,000             (a)                                     -                                71
                                                                                                              71
                                                         Federal Agricultural
              -         2,200         2,200             Mortgage Corp (a)                       -             61                 61

                                                                                                -            555                555
                                                 0.00%   Finance - Other
                                                        Services
                                                         eSpeed Inc (b)
              -         1,000         1,000                                                     -              8                  8

                                                 0.15%   Food - Baking
                                                         Flowers Foods Inc
              -                       9,625                                                     -            276                276
                        9,625

                                                 0.35%   Food - Canned
                                                         Connors Brothers
         61,400                      61,400             Income Fund                           638              -                638
                            -

                                                 0.00%   Food - Meat
                                                        Products
                                                         Premium Standard
                          500           500             Farms Inc                               -              8                  8
              -

                                                 0.79%   Food -
                                                        Miscellaneous/Diversified
                                                         American Italian
              -         6,400         6,400             Pasta Co (a)(b)                         -             55                 55
                                                         B&G Foods Inc
         27,300                      27,300                                                   443              -                443
                                                         Chiquita Brands
              -        25,900                           International Inc                       -            357                357
                                     25,900
                                                         Corn Products
              -        10,000        10,000             International Inc                       -            306                306
                                                         J&J Snack Foods
              -         2,500         2,500             Corp                                                  83                 83
                                                                                                -
                                                         Ralcorp Holdings Inc
              -         5,000         5,000             (b)                                     -                               213
                                                                                                             213

                                                                                              443          1,014              1,457
                                                 0.08%   Food - Retail
                                                         Great Atlantic &
              -         3,600         3,600             Pacific Tea Co (a)                      -             82                 82
                                                         Ruddick Corp
              -         2,500                                                                   -             61                 61
                                      2,500

                                                                                                -            143                143
                                                 0.32%   Food - Wholesale &
                                                        Distribution
                                                         Fresh Del Monte
         20,500                      20,500             Produce Inc                           354              -                354
                                                         Nash Finch Co (a)
                        2,500         2,500                                                     -             53                 53
              -
                                                         Performance Food
              -         3,100         3,100             Group Co (b)                            -             94                 94
                                                         Spartan Stores Inc
              -         6,300         6,300             (a)                                     -             92                 92

                                                                                              354            239                593
                                                 0.43%   Footwear & Related
                                                        Apparel
                                                         Deckers Outdoor Corp
              -         1,900         1,900             (b)                                     -             73                 73
                                                         Rocky Brands Inc
         18,600             -        18,600                                                   395              -                395
                                                         Skechers U.S.A. Inc
              -        11,200        11,200             (a)(b)                                  -            270                270
                                                         Wolverine World Wide
              -         2,700                           Inc                                     -             63                 63
                                      2,700

                                                                                              395            406                801
                                                 0.20%   Funeral Services &
                                                        Related Items
                                                         Alderwoods Group Inc
              -         7,100         7,100             (a)(b)                                  -            138                138
                                                         Stewart Enterprises
              -        38,800        38,800             Inc                                     -            223                223

                                                                                                -            361                361
                                                 0.00%   Garden Products
                                                         Toro Co
              -           200           200                                                     -              9                  9

                                                 1.62%   Gas - Distribution
                                                         Atmos Energy Corp
              -         2,900         2,900             (a)                                     -             81                 81
                                                         Laclede Group
              -         2,200         2,200             Inc/The                                               76                 76
                                                                                                -
                                                         New Jersey Resources
              -        15,800        15,800             Corp                                    -                               739
                                                                                                             739
                                                         Nicor Inc
              -        10,100        10,100                                                     -            419                419
                                                         Northwest Natural
              -         8,900         8,900             Gas Co (a)                              -            330                330
                                                         Piedmont Natural Gas
              -         2,700         2,700             Co (a)                                  -             66                 66
                                                         South Jersey
              -        19,800        19,800             Industries Inc                          -            542                542
                                                         Southwest Gas Corp
              -        21,000        21,000             (a)                                     -            658                658
                                                         WGL Holdings Inc
              -         2,500         2,500                                                                   72                 72
                                                                                                -

                                                                                                -          2,983              2,983
                                                 0.64%   Gold Mining
                                                         Kingsgate
        188,000             -       188,000             Consolidated Ltd                      718              -                718
                                                         Randgold Resources
         21,800             -        21,800             Ltd                                   458              -                458

                                                                                            1,176              -              1,176
                                                 0.03%   Health Care Cost
                                                        Containment
                                                         Healthspring Inc (b)
              -         3,200         3,200                                                     -             60                 60

                                                 0.50%   Home Furnishings
                                                         Ethan Allen
              -         7,700         7,700             Interiors Inc                           -            281                281
                                                         Furniture Brands
              -        16,800        16,800             International Inc (a)                   -            350                350
                                                         Kimball
              -         8,200         8,200             International Inc                       -            162                162
                                                         Sealy Corp
              -         9,200         9,200                                                     -            122                122

                                                                                                -            915                915
                                                 0.24%   Human Resources
                                                         AMN Healthcare
              -           600           600             Services Inc (b)                        -                                12
                                                                                                              12
                                                         Hewitt Associates
              -         2,800         2,800             Inc (a)(b)                              -             63                 63
                                                         MPS Group Inc (b)
              -         8,050         8,050                                                     -            121                121
                                                         Spherion Corp (b)
                       27,700        27,700                                                     -            253                253
              -

                                                                                                -            449                449
                                                 0.15%   Identification
                                                        Systems -
                                                        Development
                                                         Checkpoint Systems
              -        11,100        11,100             Inc (b)                                              247                247
                                                                                                -
                                                         Paxar Corp (a)(b)
              -         1,100         1,100                                                     -             23                 23

                                                                                                -            270                270
                                                 0.14%   Instruments -
                                                        Controls
                                                         Watts Water
              -         7,700         7,700             Technologies Inc (a)                    -            258                258

                                                 0.51%   Internet Application
                                                        Software
                                                         Interwoven Inc
                       14,000        14,000             (a)(b)                                  -            120                120
              -
                                                         Lionbridge
         62,600                      62,600             Technologies                          346              -                346
                                                         RealNetworks Inc
         40,500                      40,500                                                   433                               433
                                                                                                               -
                                                         Stellent Inc
              -         3,500         3,500                                                     -             33                 33

                                                                                              779            153                932
                                                 0.05%   Internet
                                                        Connectivity
                                                        Services
                                                         Redback Networks Inc
              -         5,500                           (b)                                     -            101                101
                                      5,500

                                                 0.04%   Internet Content -
                                                        Information & News
                                                         ProQuest Co (a)(b)
              -         5,300         5,300                                                     -             65                 65

                                                 0.09%   Internet
                                                        Infrastructure
                                                        Equipment
                                                         Avocent Corp (b)
              -         6,600         6,600                                                     -            173                173

                                                 0.06%   Internet
                                                        Infrastructure
                                                        Software
                                                         AsiaInfo Holdings
              -         2,800         2,800             Inc (a)(b)                              -             12                 12
                                                         TIBCO Software Inc
              -        15,100        15,100             (a)(b)                                  -            106                106

                                                                                                             118                118
                                                                                                -
                                                 0.13%   Internet Security
                                                         Internet Security
              -           900           900             Systems (a)(b)                          -             17                 17
                                                         Ipass Inc (a)(b)
              -         6,800         6,800                                                     -                                38
                                                                                                              38
                                                         RSA Security Inc (b)
              -         3,200         3,200                                                     -             87
                                                                                                                                 87
                                                         SonicWALL Inc (b)
              -        11,300        11,300                                                     -            102                102

                                                                                                             244                244
                                                                                                -
                                                 0.20%   Investment Companies
                                                         Medallion Financial
              -           200           200             Corp                                    -              3                  3
                                                         Technology
              -        24,679        24,679             Investment Capital                                   362                362
                                                        Corp (a)                                -

                                                                                                -            365                365
                                                 0.04%   Investment
                                                        Management & Advisory
                                                        Services
                                                         Calamos Asset
              -         2,700         2,700             Management Inc                          -             78                 78

                                                 0.25%   Lasers - Systems &
                                                        Components
                                                         Coherent Inc (b)
              -         6,100         6,100                                                     -            206                206
                                                         Cymer Inc (a)(b)
              -         1,100         1,100                                                     -             51                 51
                                                         Electro Scientific
              -                       2,600             Industries Inc (b)                      -             47                 47
                        2,600
                                                         Rofin-Sinar
              -         2,700         2,700             Technologies Inc (b)                    -            155                155

                                                                                                -            459                459
                                                 0.13%   Leisure & Recreation
                                                        Products
                                                         K2 Inc (b)
              -        22,400        22,400                                                     -            245                245

                                                 0.65%   Life & Health
                                                        Insurance
                                                         Delphi Financial
              -        24,750        24,750             Group                                   -                               900
                                                                                                             900
                                                         Phoenix Cos Inc/The
              -         9,100         9,100                                                     -            128                128
                                                         Scottish Re Group
              -         5,000         5,000             Ltd                                     -             83                 83
                                                         Universal American
              -         6,200         6,200             Financial Corp (b)                      -             82                 82

                                                                                                -          1,193              1,193
                                                 0.21%   Linen Supply &
                                                        Related Items
                                                         Angelica Corp
              -        13,200        13,200                                                     -            232                232
                                                         Unifirst Corp/MA
              -         4,300         4,300                                                     -            148                148

                                                                                                -            380                380
                                                 0.05%   Machinery -
                                                        Construction &
                                                        Mining
                                                         Astec Industries Inc
              -                       2,500             (b)                                     -             85                 85
                        2,500

                                                 0.13%   Machinery -
                                                        Electrical
                                                         Regal-Beloit Corp
              -         5,500         5,500                                                     -            243                243

                                                 0.13%   Machinery - Farm
                                                         AGCO Corp (a)(b)
                        6,200         6,200                                                     -            163                163
              -
                                                         Alamo Group Inc (a)
              -         1,200         1,200                                                     -             25                 25
                                                         Gehl Co (a)(b)
              -         2,300         2,300                                                     -             59                 59

                                                                                                -            247                247
                                                 1.02%   Machinery - General
                                                        Industry
                                                         Albany International
              -         2,300         2,300             Corp                                    -             97                 97
                                                         Applied Industrial
              -        40,350        40,350             Technologies Inc                        -            981                981
                                                         Gardner Denver Inc
          2,100        15,200        17,300             (a)(b)                                 81            585                666
                                                         Kadant Inc (a)(b)
              -           800           800                                                     -             18                 18
                                                         Sauer-Danfoss Inc
              -         4,000         4,000                                                     -            102                102
                                                         Tennant Co
              -           500           500                                                     -             25                 25

                                                                                               81          1,808              1,889
                                                 0.19%   Machinery - Material
                                                        Handling
                                                         Cascade Corp
              -         4,200         4,200                                                     -            166                166
                                                         NACCO Industries Inc
              -         1,300                           (a)                                     -            179                179
                                      1,300

                                                                                                -            345                345
                                                 0.15%   Machinery - Pumps
                                                         Flowserve Corp (b)
              -         3,700         3,700                                                     -            211                211
                                                         Graco Inc
              -         1,200         1,200                                                     -             55                 55
                                                         Tecumseh Products Co
              -                       1,000             (a)                                     -             19                 19
                        1,000

                                                                                                -            285                285
                                                 0.47%   Machinery Tools &
                                                        Related Products
                                                         Kennametal Inc
              -         7,450         7,450                                                     -                               464
                                                                                                             464
                                                         Lincoln Electric
              -         6,500         6,500             Holdings Inc                            -            407
                                                                                                                                407

                                                                                                -            871                871
                                                 0.12%   Medical  -
                                                        Outpatient & Home
                                                        Medical Care
                                                         Allied Healthcare
              -                       6,500             International Inc (b)                   -             17                 17
                        6,500
                                                         Apria Healthcare
              -         3,400         3,400             Group Inc (b)                           -             64                 64
                                                         Gentiva Health
              -         4,800         4,800             Services Inc (b)                        -             77                 77
                                                         Res-Care Inc (b)
              -         3,200         3,200                                                                   64                 64
                                                                                                -

                                                                                                -            222                222
                                                 0.86%   Medical -
                                                        Biomedical/Gene
                                                         Alexion
              -         3,900         3,900             Pharmaceuticals Inc                     -            141                141
                                                        (a)(b)
                                                         Applera Corp -
              -         4,200         4,200             Celera Genomics Group                   -             54                 54
                                                        (a)(b)
                                                         Arena
              -         2,800         2,800             Pharmaceuticals Inc                     -             32                 32
                                                        (a)(b)
                                                         Bio-Rad Laboratories
              -         5,000         5,000             Inc (a)(b)                              -            325                325
                                                         Gene Logic Inc
          8,400             -         8,400                                                    11              -                 11
                                                         GTx Inc (a)(b)
              -         6,100         6,100                                                     -             56                 56
                                                         Human Genome
              -         2,700         2,700             Sciences Inc (a)(b)                     -                                29
                                                                                                              29
                                                         Lifecell Corp (a)(b)
              -         5,900         5,900                                                     -            182                182
                                                         Martek Biosciences
              -           100           100             Corp (b)                                -              3                  3
                                                         Myogen Inc (a)(b)
              -         3,300         3,300                                                     -             96                 96
                                                         Nektar Therapeutics
              -         6,000         6,000             (a)(b)                                  -            110                110
                                                         Seattle Genetics Inc
              -         4,000         4,000             /WA (a)(b)                              -             18                 18
                                                         Vertex
              -        14,200        14,200             Pharmaceuticals Inc                     -            521                521
                                                        (a)(b)

                                                                                               11          1,567              1,578
                                                 0.66%   Medical - Drugs
                                                         Adams Respiratory
              -         3,300         3,300             Therapeutics Inc (b)                    -            147                147
                                                         Adolor Corp (a)(b)
              -         5,739         5,739                                                     -            144                144
                                                         Bradley
         53,200             -        53,200             Pharmaceuticals Inc                   543              -                543
                                                         Cubist
              -         5,500         5,500             Pharmaceuticals Inc                     -            138                138
                                                        (a)(b)
                                                         Lannett Co Inc
         22,400             -        22,400                                                                    -                127
                                                                                              127
                                                         Pharmion Corp (a)(b)
              -         3,100         3,100                                                     -             53                 53
                                                         Valeant
              -         3,900         3,900             Pharmaceuticals                         -             66
                                                        International                                                            66

                                                                                              670            548              1,218
                                                 0.21%   Medical - Generic
                                                        Drugs
                                                         Alpharma Inc
              -        11,000                                                                   -            264                264
                                     11,000
                                                         Perrigo Co
              -         8,200         8,200                                                                  132                132
                                                                                                -

                                                                                                -            396                396
                                                 0.40%   Medical - HMO
                                                         AMERIGROUP Corp (b)
                        8,200         8,200                                                     -            255                255
              -
                                                         Magellan Health
              -         8,600         8,600             Services Inc (a)(b)                     -            390                390
                                                         Molina Healthcare
              -         2,300                           Inc (a)(b)                              -             88                 88
                                      2,300

                                                                                                -            733                733
                                                 0.11%   Medical - Hospitals
                                                         LifePoint Hospitals
          6,100                       6,100             Inc                                   196              -                196

                                                 0.54%   Medical - Nursing
                                                        Homes
                                                         Genesis HealthCare
              -           300           300             Corp (b)                                -             14
                                                                                                                                 14
                                                         Kindred Healthcare
         25,000        12,800        37,800             Inc (a)(b)                            650            333                983

                                                                                              650            347                997
                                                 0.32%   Medical Information
                                                        Systems
                                                         Computer Programs &
              -         5,200         5,200             Systems Inc (a)                         -            208                208
                                                         Per-Se Technologies
              -        15,100        15,100             Inc (a)(b)                                           380                380
                                                                                                -

                                                                                                -            588                588
                                                 0.09%   Medical Instruments
                                                         Conmed Corp (a)(b)
                        7,200         7,200                                                     -            149                149
              -
                                                         SurModics Inc (a)(b)
              -           400           400                                                     -             14                 14

                                                                                                -            163                163
                                                 0.10%   Medical Laser
                                                        Systems
                                                         LCA-Vision Inc
              -         3,400         3,400                                                     -            180                180

                                                 0.32%   Medical Products
                                                         Haemonetics
              -         2,000         2,000             Corp/Mass (b)                           -                                93
                                                                                                              93
                                                         HealthTronics Inc
              -        21,600        21,600             (b)                                     -            165                165
                                                         Invacare Corp
              -         2,300         2,300                                                     -             57                 57
                                                         PSS World Medical
              -        11,700        11,700             Inc (a)(b)                              -            207                207
                                                         Viasys Healthcare
              -         2,700         2,700             Inc (b)                                 -             69                 69

                                                                                                -            591
                                                                                                                                591
                                                 0.10%   Medical
                                                        Sterilization
                                                        Products
                                                         STERIS Corp
              -         8,300         8,300                                                     -            190
                                                                                                                                190

                                                 0.18%   Metal - Aluminum
                                                         Century Aluminum Co
          9,100             -         9,100                                                   325              -                325

                                                 1.21%   Metal Processors &
                                                        Fabrication
                                                         CIRCOR International
              -         4,800         4,800             Inc (a)                                 -            146                146
                                                         Commercial Metals
              -        37,400        37,400             Co                                      -            961                961
                                                         Mueller Industries
              -         8,500         8,500             Inc                                     -            281                281
                                                         NN Inc
              -        11,600        11,600                                                     -            143                143
                                                         Quanex Corp
              -        16,075        16,075                                                     -            692                692

                                                                                                -          2,223              2,223
                                                 0.35%   Miscellaneous
                                                        Manufacturers
                                                         Arctic Glacier
         59,300             -        59,300             Income Fund                           635              -
                                                                                                                                635
                                                         Reddy Ice Holdings
              -           100           100             Inc                                     -              2                  2

                                                                                              635              2                637
                                                 0.05%   Motion Pictures &
                                                        Services
                                                         Macrovision Corp (b)
              -         4,200         4,200                                                     -             90                 90

                                                 0.03%   MRI - Medical
                                                        Diagnostic Imaging
                                                         Alliance Imaging Inc
              -         8,300                           (a)(b)                                  -             53                 53
                                      8,300

                                                 0.36%   Multi-line Insurance
                                                         Direct General Corp
              -                       4,800             (a)                                     -             81                 81
                        4,800
                                                         United Fire &
         19,400             -        19,400             Casualty Co                           585              -                585

                                                                                              585             81                666
                                                 0.14%   Multimedia
                                                         Entravision
              -         6,600         6,600             Communications Corp                     -             57                 57
                                                        (b)
                                                         Journal
              -         8,200         8,200             Communications Inc                      -             92                 92
                                                         Media General Inc
              -         2,700         2,700             (a)                                     -            113                113

                                                                                                -            262                262
                                                 0.07%   Music
                                                         Steinway Musical
              -         4,900         4,900             Instruments (a)(b)                      -                               120
                                                                                                             120

                                                 0.77%   Networking Products
                                                         Adaptec Inc (b)
              -        20,700        20,700                                                     -             90                 90
                                                         Aeroflex Inc (b)
              -        13,200        13,200                                                     -            154
                                                                                                                                154
                                                         Anixter
              -         8,400         8,400             International Inc (a)                   -            399                399
                                                         Black Box Corp
                        5,100         5,100                                                     -            195                195
              -
                                                         Foundry Networks Inc
              -        12,000        12,000             (b)                                     -            128                128
                                                         Hypercom Corp (a)(b)
              -         7,500         7,500                                                     -             70                 70
                                                         Netgear Inc (a)(b)
              -         2,600         2,600                                                                   56                 56
                                                                                                -
                                                         Polycom Inc (a)(b)
              -         9,100         9,100                                                     -            199                199
                                                         SafeNet Inc (a)(b)
              -         7,576         7,576                                                     -            134                134

                                                                                                -          1,425              1,425
                                                 0.42%   Non-Ferrous Metals
                                                         Minara Resources Ltd
        394,200             -       394,200                                                   712              -                712
                                                         USEC Inc (a)
              -         5,200         5,200                                                     -             62                 62

                                                                                              712             62                774
                                                 0.02%   Non-hazardous Waste
                                                        Disposal
                                                         Waste Services Inc
              -         3,867         3,867             (b)                                     -             35                 35

                                                 0.20%   Office Automation &
                                                        Equipment
                                                         Global Imaging
              -           600           600             Systems Inc (b)                         -             25                 25
                                                         IKON Office
              -        26,700        26,700             Solutions Inc                           -            336                336

                                                                                                -                               361
                                                                                                             361
                                                 0.35%   Office Supplies &
                                                        Forms
                                                         Ennis Inc
              -         3,400         3,400                                                     -                                67
                                                                                                              67
                                                         John H Harland Co
              -        13,100        13,100             (a)                                     -            570                570

                                                                                                -            637                637
                                                 0.71%   Oil - Field Services
                                                         Basic Energy
              -         2,200         2,200             Services Inc (b)                        -             67                 67
                                                         Hanover Compressor
              -         5,200         5,200             Co (a)(b)                               -             98                 98
                                                         Helix Energy
              -         2,700         2,700             Solutions Group Inc                                  109                109
                                                        (b)                                     -
                                                         Oceaneering
              -         2,300         2,300             International Inc (b)                   -            105                105
                                                         Oil States
              -        11,700        11,700             International Inc                       -            401                401
                                                        (a)(b)
                                                         RPC Inc (a)
              -         7,075         7,075                                                     -            172                172
                                                         Trico Marine
                        1,000         1,000             Services Inc (b)                        -             34                 34
              -
                                                         Union Drilling Inc
              -                       1,800             (b)                                     -             27                 27
                        1,800
                                                         Universal
              -         4,550         4,550             Compression Holdings                    -            287                287
                                                        Inc (b)

                                                                                                -          1,300
                                                                                                                              1,300
                                                 0.40%   Oil & Gas Drilling
                                                         Todco (a)
              -        17,900        17,900                                                     -            731                731

                                                 3.49%   Oil Company -
                                                        Exploration &
                                                        Production
                                                         Bois d'Arc Energy
              -         5,900         5,900             Inc (a)(b)                              -                                97
                                                                                                              97
                                                         Cabot Oil & Gas
              -         4,900         4,900             Corp                                    -            240                240
                                                         Callon Petroleum Co
              -         7,200         7,200             (b)                                     -            139                139
                                                         Cimarex Energy Co
         16,100        13,565        29,665                                                   692            583              1,275
                                                         Comstock Resources
         14,000         7,000        21,000             Inc (b)                               418            209                627
                                                         Edge Petroleum Corp
              -         3,500         3,500             (b)                                     -             70                 70
                                                         Encore Acquisition
         11,800             -        11,800             Co                                    317                               317
                                                                                                               -
                                                         Energy Partners Ltd
              -        10,200        10,200             (a)(b)                                  -            193
                                                                                                                                193
                                                         Harvest Energy Trust
         17,000             -        17,000                                                   506              -                506
                                                         Harvest Natural
              -        10,100        10,100             Resources Inc (a)(b)                    -            137                137
                                                         Houston Exploration
              -                       5,900             Co (a)(b)                               -            361                361
                        5,900
                                                         PetroHawk Energy
              -         9,300                           Corp (a)(b)                             -            117                117
                                      9,300
                                                         Remington Oil & Gas
              -         1,700         1,700             Corp (a)(b)                             -             75                 75
                                                         Rosetta Resources
              -           500           500             Inc (b)                                                8                  8
                                                                                                -
                                                         St Mary Land &
          9,800         3,500        13,300             Exploration Co (a)                    394                               535
                                                                                                             141
                                                         Stone Energy Corp
              -         8,900         8,900             (b)                                     -            414
                                                                                                                                414
                                                         Swift Energy Co
              -         9,200         9,200             (a)(b)                                  -            395                395
                                                         Vermillion Energy
         23,300             -        23,300             Trust                                 721              -                721
                                                         Zargon Energy Trust
          7,700             -         7,700                                                   211              -                211

                                                                                            3,259          3,179              6,438
                                                 0.30%   Oil Field Machinery
                                                        & Equipment
                                                         Dril-Quip Inc (a)(b)
              -         1,100         1,100                                                     -             91                 91
                                                         Lone Star
              -         3,900         3,900             Technologies Inc (b)                    -            211                211
                                                         Maverick Tube Corp
              -         4,000         4,000             (a)(b)                                  -            253                253

                                                                                                             555                555
                                                                                                -
                                                 0.32%   Oil Refining &
                                                        Marketing
                                                         Alon USA Energy Inc
              -         3,000         3,000             (a)                                     -             94                 94
                                                         Frontier Oil Corp
              -         1,700         1,700                                                     -                                55
                                                                                                              55
                                                         Giant Industries Inc
          3,800         2,400         6,200             (b)                                   253            160                413
                                                         Western Refining
              -           900           900             Inc                                     -             19                 19

                                                                                              253            328                581
                                                 0.03%   Optical Supplies
                                                         Oakley Inc (a)
              -         3,100         3,100                                                                   52                 52
                                                                                                -

                                                 0.32%   Paper & Related
                                                        Products
                                                         Glatfelter
              -         7,000         7,000                                                     -            111                111
                                                         Potlatch Corp (a)
              -         1,236         1,236                                                     -             47                 47
                                                         Rock-Tenn Co
              -        12,300        12,300                                                     -            196                196
                                                         Schweitzer-Mauduit
              -        11,100        11,100             International Inc                       -            240                240

                                                                                                -            594                594
                                                 0.17%   Physician Practice
                                                        Management
                                                         Pediatrix Medical
              -         7,000         7,000             Group Inc (b)                           -            317                317

                                                 0.02%   Poultry
                                                         Gold Kist Inc (a)(b)
              -         3,200         3,200                                                     -             43                 43

                                                 0.04%   Power Converter &
                                                        Supply Equipment
                                                         Advanced Energy
              -                       5,700             Industries Inc (a)(b)                   -             75                 75
                        5,700

                                                 0.19%   Printing -
                                                        Commercial
                                                         Banta Corp
              -         1,000         1,000                                                     -             46                 46
                                                         Consolidated
              -         4,000         4,000             Graphics Inc (b)                        -            208                208
                                                         Valassis
              -         4,000         4,000             Communications Inc                      -             94                 94
                                                        (b)

                                                                                                -            348                348
                                                 0.16%   Private Corrections
                                                         Geo Group Inc/The
              -         8,300         8,300             (b)                                     -            291                291

                                                 3.56%   Property & Casualty
                                                        Insurance
                                                         American Physicians
              -         5,100         5,100             Capital Inc (a)(b)                      -            268                268
                                                         Argonaut Group Inc
              -        11,000        11,000             (a)(b)                                  -            330
                                                                                                                                330
                                                         Baldwin & Lyons Inc
              -           775           775             (a)                                     -             20                 20
                                                         Harleysville Group
                          700           700             Inc                                     -             22                 22
              -
                                                         Infinity Property &
              -                       6,100             Casualty Corp (a)                       -            250                250
                        6,100
                                                         LandAmerica
              -         9,900         9,900             Financial Group Inc                     -            640                640
                                                        (a)
                                                         Midland Co/The
              -         1,900         1,900                                                     -             72                 72
                                                         Navigators Group Inc
         12,600         4,500        17,100             (b)                                   552            197                749
                                                         Ohio Casualty Corp
              -        14,600        14,600                                                     -            434                434
                                                         PMA Capital Corp (b)
              -        47,400        47,400                                                     -            488                488
                                                         ProAssurance Corp
                          900           900             (a)(b)                                  -             43                 43
              -
                                                         RLI Corp
              -                       1,600                                                     -             77                 77
                        1,600
                                                         Safety Insurance
         10,200         8,000        18,200             Group Inc                             485            380                865
                                                         SeaBright Insurance
              -         3,800         3,800             Holdings Inc (b)                        -             61                 61
                                                         Selective Insurance
              -         8,000         8,000             Group (a)                               -            447                447
                                                         State Auto Financial
         12,300         3,300        15,600             Corp                                  400            107                507
                                                         Stewart Information
          4,800        10,300        15,100             Services Corp (a)                     174            374                548
                                                         Zenith National
              -        18,500        18,500             Insurance Corp                          -            734                734

                                                                                                           4,944              6,555
                                                                                            1,611
                                                 0.53%   Publicly Traded
                                                        Investment Fund
                                                         iShares Russell 2000
              -        13,400        13,400             Value Index Fund (a)                    -            970                970

                                                 0.17%   Publishing - Books
                                                         Scholastic Corp (b)
              -        12,400        12,400                                                     -            322                322

                                                 0.07%   Publishing -
                                                        Newspapers
                                                         Journal Register Co
              -         9,600         9,600             (a)                                     -             86                 86
                                                         Lee Enterprises Inc
              -         1,900         1,900                                                     -             51                 51

                                                                                                -            137                137
                                                 0.23%   Radio
                                                         Cox Radio Inc (b)
              -         1,600         1,600                                                     -             23                 23
                                                         Entercom
              -           300           300             Communications Corp                     -              8                  8
                                                         Radio One Inc -
              -        44,100        44,100             Class D (a)(b)                          -            326                326
                                                         Saga Communications
              -         1,600         1,600             Inc (a)(b)                              -             14                 14
                                                         Westwood One Inc
              -         6,500         6,500                                                     -             49                 49

                                                                                                -            420                420
                                                 0.02%   Real Estate
                                                        Magagement &
                                                        Services
                                                         Housevalues Inc (b)
              -         4,500         4,500                                                     -             31                 31

                                                 0.36%   Recycling
                                                         Metal Management
         20,000         2,000        22,000             Inc                                   612             61                673

                                                 0.20%   Reinsurance
                                                         Endurance Specialty
              -         2,700         2,700             Holdings Ltd                            -             86                 86
                                                         Odyssey Re Holdings
              -         5,300         5,300             Corp (a)                                -            140                140
                                                         Platinum
              -         4,900         4,900             Underwriters Holdings                   -            137                137
                                                        Ltd

                                                                                                -            363                363
                                                 0.87%   REITS - Apartments
                                                         Mid-America
              -        16,700        16,700             Apartment Communities                                931                931
                                                        Inc                                     -
                                                         Post Properties Inc
              -        14,800        14,800                                                     -            671                671

                                                                                                -          1,602              1,602
                                                 1.07%   REITS - Diversified
                                                         CentraCore
              -         1,800         1,800             Properties Trust                        -             45                 45
                                                         Colonial Properties
              -         2,700         2,700             Trust (a)                               -            133                133
                                                         Entertainment
         12,000         2,500        14,500             Properties Trust                      516            108                624
                                                         Lexington Corporate
              -        53,230        53,230             Properties Trust (a)                               1,150              1,150
                                                                                                -
                                                         Spirit Finance Corp
              -         2,500         2,500                                                     -             28                 28

                                                                                              516          1,464              1,980
                                                 1.01%   REITS - Healthcare
                                                         Health Care REIT Inc
              -         2,400         2,400             (a)                                     -             84                 84
                                                         LTC Properties Inc
              -         9,500         9,500                                                     -            212                212
                                                         National Health
              -        21,600        21,600             Investors Inc                                        581                581
                                                                                                -
                                                         Nationwide Health
         10,400             -        10,400             Properties Inc                        234              -                234
                                                         Omega Healthcare
                        5,000        26,200             Investors Inc                         280             66                346
         21,200
                                                         Senior Housing
              -        22,500        22,500             Properties Trust                        -            403                403

                                                                                              514          1,346              1,860
                                                 2.04%   REITS - Hotels
                                                         Ashford Hospitality
              -        21,000        21,000             Trust Inc                               -            265                265
                                                         Boykin Lodging Co
              -         4,600         4,600             (b)                                     -             50                 50
                                                         Equity Inns Inc
         23,800        16,600        40,400                                                                  275                669
                                                                                              394
                                                         FelCor Lodging Trust
              -        23,900        23,900             Inc                                     -            520                520
                                                         Hersha Hospitality
              -         1,300         1,300             Trust                                   -             12                 12
                                                         Highland Hospitality
              -        11,400        11,400             Corp                                    -            161
                                                                                                                                161
                                                         Innkeepers USA
              -        37,000        37,000             Trust                                   -            639                639
                                                         LaSalle Hotel
              -         8,100         8,100             Properties                              -            375                375
                                                         Sunstone Hotel
                       21,400        21,400             Investors Inc                           -            622                622
              -
                                                         Winston Hotels Inc
         30,500         6,400        36,900                                                   374             78                452

                                                                                              768          2,997              3,765
                                                 1.57%   REITS - Mortgage
                                                         American Home
              -        19,659        19,659             Mortgage Investment                     -            725                725
                                                        Corp
                                                         Anthracite Capital
              -        42,500        42,500             Inc                                     -            517                517
                                                         Capital Trust Inc/NY
              -         3,900         3,900                                                     -            139                139
                                                         IMPAC Mortgage
              -        20,700        20,700             Holdings Inc                                         231                231
                                                                                                -
                                                         MFA Mortgage
              -        12,837        12,837             Investments Inc (a)                     -             88                 88
                                                         Newcastle Investment
              -         2,700         2,700             Corp                                    -                                68
                                                                                                              68
                                                         Novastar Financial
              -         4,100         4,100             Inc (a)                                 -            130                130
                                                         RAIT Investment
              -        18,200        18,200             Trust                                   -            531                531
                                                         Redwood Trust Inc
          9,700             -         9,700                                                   474              -                474

                                                                                              474          2,429              2,903
                                                 1.72%   REITS - Office
                                                        Property
                                                         BioMed Realty Trust
              -         7,200                           Inc                                     -            216                216
                                      7,200
                                                         Brandywine Realty
              -         3,800         3,800             Trust                                   -            122                122
                                                         CarrAmerica Realty
              -        17,900        17,900             Corp                                    -            797                797
                                                         Columbia Equity
              -         3,000         3,000             Trust Inc                               -             46                 46
                                                         Glenborough Realty
              -         9,100         9,100             Trust Inc                               -            196                196
                                                         Government
              -        13,500        13,500             Properties Trust Inc                    -            128                128
                                                         Kilroy Realty Corp
              -        15,200        15,200                                                     -          1,098              1,098
                                                         Maguire Properties
              -         5,900         5,900             Inc                                                  208                208
                                                                                                -
                                                         Parkway Properties
              -         7,800         7,800             Inc/Md                                  -            355                355

                                                                                                -          3,166              3,166
                                                 0.55%   REITS - Regional
                                                        Malls
                                                         Pennsylvania Real
              -        25,100        25,100             Estate Investment                       -          1,013
                                                        Trust                                                                 1,013

                                                 0.38%   REITS - Shopping
                                                        Centers
                                                         Equity One Inc
              -         6,300         6,300                                                                  132                132
                                                                                                -
                                                         Kite Realty Group
              -         9,100         9,100             Trust                                   -            142                142
                                                         Saul Centers Inc
              -        10,500        10,500                                                     -            428                428

                                                                                                -            702                702
                                                 0.04%   REITS - Single
                                                        Tenant
                                                         National Retail
                        3,300         3,300             Properties Inc                          -             66                 66
              -

                                                 0.04%   REITS - Storage
                                                         Extra Space Storage
              -         4,000         4,000             Inc (a)                                 -             65                 65

                                                 0.23%   REITS - Warehouse &
                                                        Industrial
                                                         First Potomac Realty
              -        14,300        14,300             Trust                                   -            426                426

                                                 0.83%   Rental - Auto &
                                                        Equipment
                                                         Aaron Rents Inc
              -        13,625        13,625                                                     -            366                366
                                                         Dollar Thrifty
              -         9,200         9,200             Automotive Group                        -            415                415
                                                        (a)(b)
                                                         Electro Rent Corp
              -         3,600         3,600             (b)                                     -             58                 58
                                                         Mcgrath Rentcorp
         18,800             -        18,800                                                   523              -                523
                                                         Rent-A-Center Inc
              -         2,600         2,600             (b)                                     -             65                 65
                                                         Rent-Way Inc (a)(b)
              -        14,200        14,200                                                                  105                105
                                                                                                -

                                                                                              523          1,009              1,532
                                                 0.03%   Research &
                                                        Development
                                                         PRA International
              -         2,700         2,700             (a)(b)                                  -             60                 60

              -
                                                 1.85%   Retail - Apparel &
                                                        Shoe
                                                         Brown Shoe Co Inc
              -        15,800        15,800             (a)                                     -            538                538
                                                         Cato Corp/The
              -         4,200         4,200                                                                  109                109
                                                                                                -
                                                         Charming Shoppes Inc
              -        70,000        70,000             (a)(b)                                  -            787                787
                                                         Childrens Place
          2,437         1,310         3,747             Retail Stores Inc/The                 146             79                225
                                                        (b)
                                                         Dress Barn Inc
              -         5,800         5,800             (a)(b)                                  -            147                147
                                                         Finish Line
              -         6,700         6,700                                                     -             79                 79
                                                         Genesco Inc (a)(b)
              -         6,000         6,000                                                     -            203                203
                                                         Kenneth Cole
                        4,600         4,600             Productions Inc (a)                     -            103                103
              -
                                                         Payless Shoesource
              -        14,600        14,600             Inc (b)                                 -            397                397
                                                         Shoe Carnival Inc
              -                       2,600             (b)                                     -             62                 62
                        2,600
                                                         Stage Stores Inc
              -        12,050        12,050                                                     -            398                398
                                                         Stein Mart Inc (a)
              -         2,800         2,800                                                     -             41                 41
                                                         Too Inc (a)(b)
              -         8,600         8,600                                                     -            330                330

                                                                                              146          3,273              3,419
                                                 0.08%   Retail - Auto Parts
                                                         CSK Auto Corp (a)(b)
              -        12,400        12,400                                                     -            148
                                                                                                                                148

                                                 0.99%   Retail - Automobile
                                                         Asbury Automotive
              -        23,800        23,800             Group Inc                                            498                498
                                                                                                -
                                                         Group 1 Automotive
              -         6,600         6,600             Inc                                     -            372                372
                                                         Lithia Motors Inc
              -        25,300        25,300                                                     -            767                767
                                                         Sonic Automotive
              -         7,900         7,900             Inc                                     -            175
                                                                                                                                175
                                                         United Auto Group
              -           800           800             Inc (a)                                 -             17                 17

                                                                                                -          1,829              1,829
                                                 0.13%   Retail - Computer
                                                        Equipment
                                                         GameStop Corp (b)
              -                       2,100                                                     -             72                 72
                        2,100
                                                         Insight Enterprises
              -         4,800         4,800             Inc (a)(b)                              -             91                 91
                                                         Systemax Inc (b)
              -         9,700         9,700                                                     -             76                 76

                                                                                                -            239
                                                                                                                                239
                                                 0.23%   Retail - Convenience
                                                        Store
                                                         Casey's General
              -        10,500        10,500             Stores Inc (a)                          -            263                263
                                                         Pantry Inc/The
              -         2,700         2,700             (a)(b)                                  -            155                155

              -                                                                                 -            418                418
                                                 0.10%   Retail - Discount
                                                         Big Lots Inc (b)
              -        11,000        11,000                                                     -            188                188

                                                 0.04%   Retail - Drug Store
                                                         Longs Drug Stores
              -         1,600         1,600             Corp (a)                                -             73                 73

              -
                                                 0.08%   Retail -
                                                        Hypermarkets
                                                         Smart & Final Inc
              -         9,100         9,100             (b)                                     -            153                153

                                                 0.09%   Retail - Jewelry
                                                         Movado Group Inc
              -         7,000         7,000                                                     -            161                161

                                                 0.35%   Retail - Pawn Shops
                                                         Cash America
              -        19,900        19,900             International Inc                       -                               637
                                                                                                             637

                                                 0.18%   Retail - Propane
                                                        Distribution
                                                         Suburban Propane
         10,700             -        10,700             Partners LP                           337              -                337

                                                 0.10%   Retail - Regional
                                                        Department Store
                                                         Bon-Ton Stores
              -         1,100         1,100             Inc/The                                 -             24                 24
                                                         Retail Ventures Inc
                        9,500         9,500             (a)(b)                                  -            169                169
              -

                                                                                                             193                193
                                                                                                -
                                                 0.88%   Retail -
                                                        Restaurants
                                                         Applebees
              -         2,729         2,729             International Inc                       -             52                 52
                                                         Bob Evans Farms Inc
              -           100           100                                                     -              3                  3
                                                         Domino's Pizza Inc
              -         2,900         2,900                                                     -             72                 72
                                                         Jack in the Box Inc
              -        13,900        13,900             (a)(b)                                  -            545                545
                                                         Landry's Restaurants
              -        16,600        16,600             Inc (a)                                 -            539                539
                                                         Lone Star Steakhouse
              -         4,700         4,700             & Saloon Inc                            -                               123
                                                                                                             123
                                                         Papa John's
              -         7,500         7,500             International Inc                       -            249                249
                                                        (a)(b)
                                                         Ryan's Restaurant
              -         2,650         2,650             Group Inc (b)                           -             32                 32

                                                                                                -          1,615              1,615
                                                 0.04%   Retail - Toy Store
                                                         Build-A-Bear
              -         3,000         3,000             Workshop Inc (a)(b)                     -             65                 65

                                                 0.57%   Retail - Video
                                                        Rental
                                                         Blockbuster Inc
         49,200           100        49,300                                                   245              1                246
                                                         Movie Gallery Inc
        130,300             -       130,300                                                   809              -                809

                                                                                            1,054              1              1,055
                                                 0.08%   Rubber & Plastic
                                                        Products
                                                         Myers Industries
              -         8,600                           Inc                                     -            148                148
                                      8,600

                                                 0.27%   Satellite
                                                        Telecommunications
                                                         Asia Satellite
         30,100             -        30,100             Telecommunications                    507              -                507
                                                        Holdi

                                                 2.17%   Savings & Loans -
                                                        Thrifts
                                                         BankAtlantic Bancorp
              -         3,600         3,600             Inc                                     -                                53
                                                                                                              53
                                                         Bankunited Financial
              -        13,300        13,300             Corp                                    -            406                406
                                                         Berkshire Hills
              -         1,400         1,400             Bancorp Inc (a)                         -             50
                                                                                                                                 50
                                                         Commercial Capital
              -         3,599         3,599             Bancorp Inc (a)                         -             57
                                                                                                                                 57
                                                         Dime Community
         26,900         8,925        35,825             Bancshares (a)                        365            121                486
                                                         Downey Financial
              -           300           300             Corp                                    -             20                 20
                                                         First Financial
                        2,500         2,500             Holdings Inc                            -             80                 80
              -
                                                         First Niagara
              -        41,146        41,146             Financial Group Inc                     -            577                577
                                                         First Place
              -         5,500         5,500             Financial Corp/OH (a)                   -            127                127
                                                         FirstFed Financial
              -                       4,900             Corp (a)(b)                             -            283                283
                        4,900
                                                         Flagstar Bancorp
              -         9,400         9,400             Inc                                     -            150                150
                                                         ITLA Capital Corp
              -         1,300         1,300                                                     -             68                 68
                                                         KNBT Bancorp Inc (a)
              -         3,700         3,700                                                     -             61                 61
                                                         MAF Bancorp Inc
              -         8,118         8,118                                                                  348                348
                                                                                                -
                                                         NewAlliance
              -         5,400         5,400             Bancshares Inc (a)                      -             77                 77
                                                         Partners Trust
              -        16,500        16,500             Financial Group Inc                     -            188                188
                                                        (a)
                                                         Provident Financial
              -         5,100         5,100             Services Inc                            -             92                 92
                                                         TierOne Corp (a)
              -         6,900         6,900                                                     -            233                233
                                                         Washington Federal
         17,700                      17,700             Inc                                   410              -                410
                                                         WSFS Financial Corp
                        3,700         3,700                                                     -            227                227
              -

                                                                                                           3,218              3,993
                                                                                              775
                                                 0.18%   Seismic Data
                                                        Collection
                                                         Veritas DGC Inc
              -         6,600         6,600             (a)(b)                                  -            340                340

                                                 0.27%   Semiconductor
                                                        Component -
                                                        Integrated Circuits
                                                         Cirrus Logic Inc (b)
                       12,300        12,300                                                     -            100                100
              -
                                                         Emulex Corp (b)
              -         9,700         9,700                                                     -            158                158
                                                         Exar Corp (b)
              -         3,200         3,200                                                     -             42                 42
                                                         Genesis Microchip
              -         3,200         3,200             Inc (a)(b)                              -             37                 37
                                                         Pericom
              -         2,900         2,900             Semiconductor Corp                      -             24                 24
                                                        (a)(b)
                                                         Standard
              -         5,500         5,500             Microsystems Corp (b)                   -            120                120
                                                         Vitesse
              -        11,500        11,500             Semiconductor Corp                      -             17                 17
                                                        (a)(b)

                                                                                                -            498                498
                                                 1.11%   Semiconductor
                                                        Equipment
                                                         Asyst Technologies
              -        20,300        20,300             Inc (a)(b)                              -                               153
                                                                                                             153
                                                         Axcelis Technologies
         76,500        17,600        94,100             Inc (a)(b)                            451            104                555
                                                         Brooks Automation
              -         2,300         2,300             Inc (b)                                 -             27
                                                                                                                                 27
                                                         Cabot
              -         2,400         2,400             Microelectronics Corp                   -             73                 73
                                                        (a)(b)
                                                         Cohu Inc
              -         5,700         5,700                                                     -            100                100
                                                         Credence Systems
         63,000        10,900        73,900             Corp (b)                              221             38                259
                                                         Entegris Inc (b)
              -                      27,339                                                     -            261                261
                       27,339
                                                         Kulicke & Soffa
              -         9,100                           Industries Inc (b)                      -             67                 67
                                      9,100
                                                         LTX Corp (b)
              -        24,600        24,600                                                     -            172                172
                                                         Mattson Technology
              -         8,800         8,800             Inc (a)(b)                              -             86                 86
                                                         MKS Instruments Inc
              -         9,700         9,700             (b)                                     -            195                195
                                                         Photronics Inc (b)
              -         7,200         7,200                                                     -            107                107

                                                                                              672          1,383              2,055
                                                 0.05%   Software Tools
                                                         Altiris Inc (b)
              -         5,300         5,300                                                     -             96                 96

                                          -                                                                                       -
                                                 1.01%   Steel - Producers
                                          -                                                                                       -
                                                         Carpenter Technology
              -         1,100         1,100             Corp                                    -            127                127
                                                         Chaparral Steel Co
              -         5,400         5,400             (a)(b)                                  -            389                389
                                                         Reliance Steel &
              -         4,300                           Aluminum Co                             -            357                357
                                      4,300
                                                         Ryerson Inc
              -         5,000         5,000                                                     -            135                135
                                                         Schnitzer Steel
              -         3,150         3,150             Industries Inc                          -            112                112
                                                         Steel Dynamics Inc
              -        10,700        10,700                                                     -            703                703
                                                         Steel Technologies
              -         2,400         2,400             Inc (a)                                 -             47                 47

                                                                                                -          1,870              1,870
                                                 0.09%   Steel - Specialty
                                                         Oregon Steel Mills
              -         3,400         3,400             Inc (b)                                 -            172                172

                                                 0.43%   Steel Pipe & Tube
                                                         NS Group Inc (a)(b)
              -         5,200         5,200                                                     -            286                286
                                                         Valmont Industries
              -        10,800        10,800             Inc                                                  502                502
                                                                                                -

                                                                                                -            788                788
                                                 0.18%   Storage &
                                                        Warehousing
                                                         Versacold Income
         42,900             -        42,900             Fund                                  341              -                341

                                                 0.37%   Telecommunication
                                                        Equipment
                                                         Arris Group Inc (b)
              -         7,200         7,200                                                                   94                 94
                                                                                                -
                                                         CommScope Inc (a)(b)
              -        11,500        11,500                                                     -                               361
                                                                                                             361
                                                         Comtech
              -         2,000         2,000             Telecommunications                      -                                59
                                                        Corp (a)(b)                                           59
                                                         Ditech Networks Inc
              -         6,100         6,100             (b)                                     -             53                 53
                                                         North Pittsburgh
              -           800           800             Systems Inc                             -             22
                                                                                                                                 22
                                                         Utstarcom Inc (a)(b)
              -         8,200         8,200                                                     -             64                 64
                                                         Westell Technologies
              -        13,300        13,300             Inc (b)                                 -             29                 29

                                                                                                -            682                682
                                                 0.52%   Telecommunication
                                                        Equipment - Fiber
                                                        Optics
                                                         C-COR Inc (b)
              -                       4,100                                                     -             32                 32
                        4,100
                                                         Ciena Corp (a)(b)
              -       123,300                                                                   -            593                593
                                    123,300
                                                         Finisar Corp (a)(b)
              -        12,200        12,200                                                     -             40                 40
                                                         MRV Communications
              -         7,000         7,000             Inc (a)(b)                              -             22                 22
                                                         Newport Corp (a)(b)
              -        11,800        11,800                                                     -            190                190
                                                         Optical
              -        12,300        12,300             Communication                           -             25                 25
                                                        Products Inc (b)
                                                         Sycamore Networks
              -        13,400        13,400             Inc (b)                                 -             54                 54

                                                                                                -            956                956
                                                 1.00%   Telecommunication
                                                        Services
                                                         Commonwealth
              -         3,000         3,000             Telephone Enterprises                   -             99                 99
                                                        Inc
                                                         Consolidated
              -         3,600         3,600             Communications                          -             60                 60
                                                        Holdings Inc
                                                         Iowa
         16,400             -        16,400             Telecommunications                    310                               310
                                                        Services Inc                                           -
                                                         Lightbridge Inc (b)
              -           400           400                                                     -              5                  5
                                                         Mastec Inc (a)(b)
              -        10,500        10,500                                                     -            139                139
                                                         NeuStar Inc (a)(b)
              -         3,300         3,300                                                     -            111                111
                                                         Premiere Global
                       55,600        55,600             Services Inc (b)                        -            420                420
              -
                                                         Time Warner Telecom
              -        18,800        18,800             Inc (a)(b)                              -            279                279
                                                         USA Mobility Inc
         24,800                      24,800                                                   412              -                412
                            -

                                                                                              722                             1,835
                                                                                                           1,113
                                                 1.57%   Telephone -
                                                        Integrated
                                                         Broadwing Corp
              -        13,930        13,930             (a)(b)                                               144                144
                                                                                                -
                                                         Cincinnati Bell Inc
              -       138,600       138,600             (b)                                     -            568                568
                                                         CT Communications
              -        17,700        17,700             Inc                                     -            405                405
                                                         General
              -        10,800        10,800             Communication Inc (b)                   -            133
                                                                                                                                133
                                                         Level 3
              -       160,200       160,200             Communications Inc                      -            711                711
                                                        (a)(b)
                                                         SureWest
              -         2,700         2,700             Communications (a)                      -             52                 52
                                                         Talk America
              -         7,800         7,800             Holdings Inc (a)(b)                     -             48                 48
                                                         Valor Communications
                       73,600        73,600             Group Inc                               -            843                843
              -

                                                                                                -          2,904              2,904
                                                 0.04%   Television
                                                         Lin TV Corp (b)
              -         6,300         6,300                                                     -             48                 48
                                                         Sinclair Broadcast
              -         3,500         3,500             Group Inc                               -             30                 30

                                                                                                -             78                 78
                                                 0.03%   Textile - Apparel
                                                         Perry Ellis
              -         2,100         2,100             International Inc (b)                   -                                53
                                                                                                              53

                                                 0.13%   Theaters
                                                         Carmike Cinemas Inc
          8,300         3,000        11,300             (a)                                   175             63                238

                                                 0.36%   Therapeutics
                                                         Atherogenics Inc
              -                       3,889             (a)(b)                                  -             51                 51
                        3,889
                                                         AVANIR
              -        15,700        15,700             Pharmaceuticals                         -            107                107
                                                        (a)(b)
                                                         Cypress Bioscience
              -        16,000                           Inc (b)                                 -             98                 98
                                     16,000
                                                         MGI Pharma Inc (b)
              -         2,500         2,500                                                     -             54                 54
                                                         Nuvelo Inc (b)
              -         3,100         3,100                                                     -             52                 52
                                                         Progenics
              -         4,700         4,700             Pharmaceuticals Inc                     -            113                113
                                                        (a)(b)
                                                         Renovis Inc (a)(b)
              -         4,100         4,100                                                     -             63                 63
                                                         United Therapeutics
              -         2,100         2,100             Corp (a)(b)                             -            121                121

                                                                                                -            659                659
                                                 0.41%   Tobacco
                                                         Alliance One
              -        26,300        26,300             International Inc                       -            117                117
                                                         Universal
              -        17,100        17,100             Corp/Richmond VA                        -            636
                                                                                                                                636

                                                                                                -            753                753
                                                 0.22%   Toys
                                                         Jakks Pacific Inc
              -        16,500        16,500             (a)(b)                                  -            331                331
                                                         Marvel Entertainment
              -         3,750                           Inc (a)(b)                              -             75                 75
                                      3,750

                                                                                                -            406                406
                                                 0.37%   Transport -
                                                        Equipment & Leasing
                                                         Amerco Inc (a)(b)
              -         2,200         2,200                                                                  221                221
                                                                                                -
                                                         GATX Corp
              -         6,400         6,400                                                     -                               272
                                                                                                             272
                                                         Greenbrier Cos Inc
              -         2,500         2,500                                                     -             82
                                                                                                                                 82
                                                         Interpool Inc
              -         5,000         5,000                                                     -            111                111

                                                                                                -            686                686
                                                 0.51%   Transport - Marine
                                                         D/S Torm A/S
         11,000             -        11,000                                                   518              -                518
                                                         General Maritime
              -         2,500         2,500             Corp (a)                                -             92                 92
                                                         OMI Corp
         15,100             -        15,100                                                   327              -                327

                                                                                              845             92                937
                                                 0.53%   Transport - Rail
                                                         Genesee & Wyoming
              -        23,025        23,025             Inc (a)(b)                              -            817                817
                                                         RailAmerica Inc
              -        15,700        15,700             (a)(b)                                  -            164                164

                                                                                                -            981                981
                                                 0.19%   Transport - Services
                                                         Bristow Group Inc
              -         3,900                           (a)(b)                                  -            140                140
                                      3,900
                                                         Pacer International
              -         3,600         3,600             Inc                                     -            117                117
                                                         SIRVA Inc (a)(b)
              -        15,500        15,500                                                     -            100                100

                                                                                                -            357                357
                                                 0.38%   Transport - Truck
                                                         Arkansas Best Corp
              -         1,400         1,400                                                     -             70
                                                                                                                                 70
                                                         Marten Transport Ltd
              -           550           550             (b)                                     -             12                 12
                                                         SCS Transportation
              -        10,650        10,650             Inc (a)(b)                              -            293                293
                                                         US Xpress
              -         5,100         5,100             Enterprises Inc                         -            138                138
                                                        (a)(b)
                                                         Werner Enterprises
                        8,807         8,807             Inc                                     -            179                179
              -

                                                                                                -            692                692
                                                 0.02%   Travel Services
                                                         Navigant
              -         2,200         2,200             International Inc (b)                   -             35                 35

                                                 0.24%   Vitamins & Nutrition
                                                        Products
                                                         NBTY Inc (b)
                       18,200        18,200                                                     -            435                435
              -

                                                 0.12%   Water
                                                         American States
              -         3,000         3,000             Water Co (a)                            -            107                107
                                                         California Water
              -         3,000         3,000             Service Group (a)                       -            107                107
                                                         SJW Corp (a)
              -           600           600                                                     -             15                 15

                                                                                                -            229                229
                                                 0.14%   Web Portals
                                                         Earthlink Inc (a)(b)
              -         8,100         8,100                                                     -             70                 70
                                                         United Online Inc
              -        15,450        15,450             (a)                                     -            185                185

                                                                                                -            255                255
                                                 0.31%   Wire & Cable
                                                        Products
                                                         Belden CDT Inc
              -           100           100                                                     -              3                  3
                                                         Encore Wire Corp
              -         4,150         4,150             (a)(b)                                  -            149                149
                                                         General Cable Corp
              -         9,600         9,600             (a)(b)                                  -            336                336
                                                         Superior Essex Inc
              -         2,900         2,900             (b)                                     -             87                 87

                                                                                                -            575                575
                                                 0.25%   Wireless Equipment
                                                         Glenayre
              -         4,600                           Technologies Inc                        -             12                 12
                                      4,600             (a)(b)
                                                         Powerwave
              -        20,900        20,900             Technologies Inc                        -            191                191
                                                        (a)(b)
                                                         RF Micro Devices Inc
              -        35,900        35,900             (a)(b)                                  -            214                214
                                                         Spectralink Corp (a)
              -         4,100         4,100                                                     -             36                 36

                                                                                                -            453                453
                                                         TOTAL COMMON STOCKS
                                                                                           32,534        145,444            177,978
      Contracts     Contracts     Contracts      0.21%   PURCHASED PUT               Value (000s)   Value (000s)       Value (000s)
                                                        OPTIONS
                                                 0.21%   Publicly Tranded
                                                        Investment Fund
                                                         iShares Russell 2000
                                                        Index
                                                              Expires January         $        99    $         -        $        99
          3,950             -         3,950             2007 @ $49
                                                              Expires January
            810             -           810             2007 @ $56                             50              -                 50
                                                              Expires January
          1,400             -         1,400             2008 @ $55                            231              -                231

                                                                                              380              -                380
                                                         TOTAL PURCHASE PUT           $       380    $         -        $       380
                                                        OPTIONS
      Principal     Principal     Principal
  Amount (000s) Amount (000s)  mount (000s)      2.55%   SHORT TERM                  Value (000s)   Value (000s)       Value (000s)
                                                        INVESTMENTS
                                                 2.55%   Other Short Term
                                                        Investments
   $      4,708   $         -         4,708              Mellon GSL DBT II
                                                        Collateral Fund (d)                 4,708              -              4,708
                                                         TOTAL SHORT TERM            $      4,708              $       $      4,708
                                                        INVESTMENTS
                                                                                                               -

                                                 0.15%   U.S. GOVERNMENT &
                                                        GOVERNMENT AGENCY
                                                        OBLIGATIONS
                                                 0.15%   U.S. Treasury
                                                         2.88%, 11/30/2006
              -           280           280             (c)                                     -            277                277
                                                         TOTAL U.S.                   $         -    $       277        $       277
                                                        GOVERNMENT &
                                                        GOVERNMENT AGENCY
                                                        OBLIGATIONS

                                                22.41%   MONEY MARKET FUNDS
                                                         BNY Institutional
              -        41,315        41,315             Cash Reserve Fund (d)                   -         41,315             41,315
                                                         TOTAL MONEY MARKET           $         -  $      41,315      $      41,315
                                                        FUNDS

                                                 0.87%   REPURCHASE
                                                        AGREEMENTS
                                                         Agreement with
                                                        Morgan Stanley,
                                                        4.70%  dated
                                                        6/30/2006, to be
                                                        repurchased at $1609
                                                        on 7/3/2006
                                                        (collateralized by
                                                        U.S. Treasury Note,
                                                        3.875% due 1/15/2009,
          1,608             -         1,608             market value $1,661)                1,608              -              1,608
                                                         TOTAL REPURCHASE
                                                        AGREEMENTS                          1,608              -              1,608
                                               122.71%   Total Investments          $      39,230  $     187,036      $     226,266
                                               -22.71%   Liabilities in
                                                        Excess of Other                   (4,412)       (37,466)           (41,878)
                                                        Assets, Net
                                               100.00%   TOTAL NET ASSETS           $      34,818  $     149,570      $     184,388


(a)  Security or a portion of the security was on loan at the end of the period.
(b)  Non-Income Producing Security
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $277 (in thousands) or 0.15% of net assets.
(d)  Security was purchased with the cash proceeds from securities loans.

  Unrealized
 Appreciation
 (Depreciation)
  Unrealized                  $      6,121  $      31,545      $      37,666
 Appreciation
  Unrealized
 Depreciation                      (4,039)        (7,254)           (11,293)
  Net Unrealized
 Appreciation                        2,082         24,291             26,373
 (Depreciation)
  Cost for federal
 income tax purposes                37,148        162,745            199,893



                     SCHEDULE OF FUTURES CONTRACTS


                                                                                                                     Unrealized
                                                                                                                  Appreciation/
      Number of     Number of           Number of                              Original Value  Current Market     (Depreciation)
      Contracts     Contracts           Contracts    Type                              (000s)   Value (000s)             (000s)
                                                     Buy:
                                                     Russell 2000;               $      3,199   $      3,292        $        93
              -                                 9   September 2006
                            9


As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                     Pro Forma Notes to Financial Statements
                                  June 30, 2006
                                   (unaudited)

1. Description of the Funds

Diversified International Account, Equity Income Account I, Growth Account, LargeCap Blend Account, Money Market Account, Real Estate Securities Account, SmallCap Growth Account, and SmallCap Value Account (the "Acquiring Funds"), are series of Principal Variable Contracts Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.  Basis of Combination

On August 11, 2006, the Board of Trustees of WM Variable Trust (the "Acquired Funds") approved an Agreement and Plan of Reorganization whereby, subject to approval by the shareholders of each Acquired Fund, Principal Variable Contracts Fund, Inc. will acquire all the assets of each Acquired Fund subject to the liabilities of such Acquired Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Acquiring Funds (the "Reorganization"), as set forth below.
--------------------------------- -----------------------------------------
Acquired Fund                     Acquiring Fund
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT Growth Fund                  PVC Growth Account
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT Growth & Income Fund         PVC LargeCap Blend Account
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT International Growth Fund    PVC Diversified International Account
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT Money Market Fund            PVC Money Market Account
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT REIT Fund                    PVC Real Estate Securities Account
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT Small Cap Growth Fund        PVC SmallCap Growth Account
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
WMVT S mall Cap Value Fund        PVC SmallCap Value Account
--------------------------------- -----------------------------------------

WMVT Equity Income Fund and PVC Equity Income Account will be acquired by PVC Equity Income Account I.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2006. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Acquired Funds and the Acquiring Funds at June 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of the Acquired Funds and the Acquiring Funds for the twelve months ended June 30, 2006. The statements have been derived from the funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Acquired Funds and the Acquiring Funds under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Funds for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and Acquiring Funds incorporated by reference in the Statements of Additional Information.

Principal Management Corp. and WM Advisors, Inc. have agreed to pay the expenses of the Reorganization so neither the WM Variable Trust shareholders nor the Principal Variable Contracts Fund, Inc. shareholders will bear these costs.

3.  Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  June 30, 2006
                                   (unaudited)

4.  Security Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectus and statements of additional information.

The Acquiring Funds (with the exception of Money Market Account) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts' net asset values are ordinarily not reflected in the Accounts' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts' net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Accounts.

5. Currency Translation

The Acquiring Funds' foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Accounts' holdings are translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

                                  June 30, 2006
                                   (unaudited)

6. Futures Contracts

The Acquiring Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.

7. Repurchase Agreements

The Acquiring Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Accounts' securities lending program, the collateral is in the possession of the Accounts' lending agent or a third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

8. Securities Lending

The Acquiring Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the fund on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

9. Foreign Currency Contracts

The Acquiring Funds may invest in foreign currency contracts. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

10. Capital Shares

The pro forma net asset value per share assumes issuance of shares of the Acquiring Funds that would have been issued at June 30, 2006, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of the Acquired Funds, as of June 30, 2006, divided by the net asset value per share of the Acquiring Funds as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statements of assets and liabilities.

11. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on June 30, 2006. The expenses of the Acquired Funds were adjusted assuming the fee structure of the Acquiring Funds was in effect for the twelve months ended June 30, 2006.

12. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
The Acquired Funds will distribute substantially all of their net investment income and any realized gains prior to the reorganization date.

FUND HISTORY


The Principal Variable Contracts Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:
.. February 13, 1998 to add the International SmallCap; MidCap Growth, Real
  Estate; SmallCap; SmallCap Growth; SmallCap Value and Utilities Accounts;
.. February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts;
.. July 27, 2000 to add the International Emerging Markets, LargeCap Growth
  Equity and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account;
.. May 1, 2001 to change the name of the Aggressive Growth Account to the Equity
  Growth Account;
.. February 1, 2002 to add the LargeCap Blend and LargeCap Value Accounts; and .. February 4, 2003 to add the Limited Term Bond Account.
.. March 1, 2004 to change the name of the Real Estate Account to Real Estate
  Securities Account and the Utilities Account to the Equity Income Account.
.. October 12, 2004 to add the Equity Value, LifeTime 2010, LifeTime 2020,
  LifeTime 2030, P LifeTime 2040, LifeTime 2050 and LifeTime Strategic Income Accounts.
.. April 11, 2005 to change the name of the International Account to Diversified
  International Account.
.. September 30, 2005 to change the name of the Government Securities Account to Government & High Quality Bond Account and to change the name of the Limited Term Bond Account to Short-Term Bond Account.
.. October 2, 2006 to rename the existing share class of each series of the Corporation as Class 1 shares, to add Class 2 shares to the Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth and SmallCap Value series; to add the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio and West Coast Equity series, to the Corporation, and add Class 1 and Class 2 shares for each such series.

Each of the Accounts offer Class 1 shares. Class 2 shares are offered by the following Accounts:

 Diversified International    Short-Term Income
 Equity Income I              SmallCap Growth
 Growth                       SmallCap Value
 Income                       SAM Balanced Portfolio
 LargeCap Blend               SAM Conservative Balanced Portfolio
 MidCap Stock                 SAM Conservative Growth Portofolio
 Money Market                 SAM Flexible Income Portfolio
 Mortgage Securities          SAM Strategic Growth Portfolio
 Real Estate Securities       West Coast Equity Portfolio



DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, investment strategies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Account and, except as described below as "Fundamental Restrictions," the investment strategies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account's prospectus or Statement of Additional Information.


FUND INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account.

 7) Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities Account.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of the Accounts, except the Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, International SmallCap and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap Stock Index Account may invest in foreign securities to the extent that the relevant index is so invested, and the Government & High Quality Bond Account may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Account (except Asset Allocation, Balanced, Capital Value, Diversified International, Equity Income, Growth, Income, International Emerging Markets and Short-Term Income) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Money Market Account) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Account's assets is not invested and are earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects.

As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------
The Accounts may each engage in the practices described under this heading.

.. Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account's custodian or on the Account's records. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

  . Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.


    The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account's records, cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

  . Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.


    In using futures contracts, the Account may seek to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keeps the Account's net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.

    Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account's exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


    When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------
The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Account sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


An Account's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.


An Account also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account's repurchase of the underlying security. An Account's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account's forward commitment to repurchase the subject security.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.


High-Yield/High-Risk Bonds
--------------------------
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock,
 MidCap Value, Short-Term Bond and West Coast Equity Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced and Bond Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond, Equity Income, Equity Income I, Government & High Quality Bond, Income, MidCap Stock, Mortgage Securities and West Coast Equity Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Swap Agreements and Options on Swap Agreements
----------------------------------------------
Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements ("swap options").

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account's investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.


An Account may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a "net basis." Consequently, an Account's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Account's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Account's investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account's total assets.


Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account's Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.

For purposes of applying the Accounts' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Zero-coupon securities
----------------------
The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account's other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.


When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Other Investment Companies
--------------------------
Each Account reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs") and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, a Account would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Accounts and Strategic Asset Managment Portfolios concentrate its investments in the mutual fund industry. Each of the other Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated.

For purposes of applying the LargeCap Growth Equity Account and SmallCap Growth Account (portion sub-advised by Emerald) industry concentration restrictions, the Accounts use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. Each of the Accounts sub-advised by WM Advisors, and the portion of the SmallCap Growth Account sub-advised by UBS use the S&P Global Industry Classification Standards (GICS) sector and industry classifications. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The Equity Value Account uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")." The Accounts interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Accounts take the position that such securities do not represent interests in any particular "industry" or group of industries.


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Equity Growth (2005 - 51.6%; 2004 - 147.7%): The Account's sub-advisor was changed effective August 24, 2004. Bringing the portfolio in line with the strategy of the new portfolio manager resulted in the variation noted.
.. Government & High Quality Bond (2005 - 262.1%; 2004 - 67.2%): The portfolio managers increased the allocation to certain fixed-income sectors, such as commercial mortgage-backed securities and asset-backed securities, for diversification purposes. The allocation to Treasury and mortgage-backed securities decreased throughout the year to enhance the portfolio's diversification. In addition, the portfolio managers purchased short duration securities, that in turn require more reinvestment as they mature, and utilized mortgage-backed forward purchases (referred to as dollar rolls), which require monthly reinvestment.
.. Real Estate Securities (2005 - 23.6%; 2004 - 58.8%): The Account experienced lower turnover as market conditions warranted less need for portfolio repositioning. The management approach remains consistent and thus turnover levels may increase as conditions change going forward.

MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund's business and affairs. The Board meets several times during the year to fulfill this responsibility Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the two investment companies (with a total of 112 portfolios) sponsored by Principal Life: the Fund and Principal Investors Fund, Inc. (collectively, the "Fund Complex").

Each officer of the Fund holds the same position with respect to Principal Investors Fund, Inc.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS AND                                                                                   OVERSEEN          HELD
    YEAR OF BIRTH       POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
  -----------------              FUND           TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
                        ---------------------   -----------         -----------------------          ----------    -------------
Elizabeth Ballantine    Director                Since 2004    Principal, EBA Associates since 1998   112           The McClatchy
1113 Basil Road         Member Audit and                      (consulting and investments)                            Company
McLean, Virginia        Nominating Committee
1948

Richard W. Gilbert      Director                Since 1997    President, Gilbert Communications,     112
5040 Arbor Lane, #302   Member Audit and                      Inc. since 1993. (management and                     Calamos Asset
Northfield, Illinois    Nominating Committee                  advisory services)                                  Management, Inc.
1940

Mark A. Grimmett        Director                Since 2004    Executive Vice President and CFO,      112
6310 Deerfield Avenue   Member Audit and                      Merle Norman Cosmetics, Inc., since                       None
San Gabriel,            Nominating Committee                  2000. Prior thereto, Vice President
California                                                    and CFO. (manufactorer and
1960                                                          distributor of skin care products)

Fritz S. Hirsch         Director                Since 2005    President and CEO, Sassy, Inc.         112
Suite 203               Member Audit and                      (manufacturer of infant and juvenile
2101 Waukegan Road      Nominating Committee                  products)                                                 None
Bannockburn, Illinois
60015
1951

William C. Kimball      Director                Since 1999    Former Chairman and CEO, Medicap       112
3094 104th              Member Audit and                      Pharmacies, Inc. (chain of retail                   Casey's General
Urbandale, Iowa         Nominating Committee                  pharmacies)                                           Stores, Inc.
1947

Barbara A. Lukavsky     Director                Since 1997    President and CEO, Barbican            112
100 Market, #314        Member Audit and                      Enterprises, Inc. since 1997.                             None
Des Moines IA           Nominating Committee                  (holding company for franchises in
1940                    Member Executive                      the cosmetics industry)
                        Committee

The following directors are considered to be Interested Directors because they
------------------------------------------------------------------------------
are affiliated persons of Principal Management Corporation (the "Manager") or
-----------------------------------------------------------------------------
Princor Financial Services Corporation ("Princor"), the principal underwriter
-----------------------------------------------------------------------------
for the Fund.
-------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS AND                                                                                      OVERSEEN        HELD
    YEAR OF BIRTH       POSITION(S) HELD WITH    LENGTH OF            PRINCIPAL OCCUPATION(S)               BY            BY
  -----------------              FUND           TIME SERVED             DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
                        ---------------------   -----------           -----------------------           ----------   -------------
Ralph C. Eucher         Director                Since 1999   Director and President, the Manager since  112              None
711 High Street         President and CEO                    1999. Director, Princor since 1999.
Des Moines, Iowa 50392  Member Executive                     President, Princor 1999-2005. Senior Vice
1952                    Committee                            President, Principal Life, since 2002.
                                                             Prior thereto, Vice President.


Larry D. Zimpleman      Director                Since 2001   Chairman and Director, the Manager         112
711 High Street         Chairman of the Board                and Princor since 2001. President and                       None
Des Moines, Iowa 50392  Member Executive                     Chief Operating Officer, Principal Life
1951                    Committee                            since 2006. President, Retirement and
                                                             Investor Services, Principal Financial
                                                             Group, Inc. 2003-2006. Executive Vice
                                                             President, 2001-2003, and prior thereto,
                                                             Senior Vice President, Principal Life



The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended December 31, 2005, the committee met once.


Officers of the Fund
--------------------

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

  NAME, ADDRESS AND      POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
    YEAR OF BIRTH                FUND                 DURING PAST 5 YEARS
  -----------------      ---------------------      -----------------------
Craig L. Bassett        Treasurer (since 1997)    Vice President and Treasurer,
711 High Street                                   Principal Life
Des Moines, Iowa 50392
1952

Michael J. Beer         Executive Vice            Executive Vice President and
711 High Street         President                 Chief Operating Officer, the
Des Moines, Iowa 50392  Principal Accounting      Manager; President, Princor,
1961                    Officer                   since 2005
                        (since 1997)

Randy L. Bergstrom      Assistant Tax Counsel     Counsel, Principal Life
711 High Street         (since 2005)
Des Moines, Iowa 50392
1955

David J. Brown          Chief Compliance          Vice President, Product &
711 High Street         Officer                   Distribution Compliance,
Des Moines, Iowa 50392  (since 2004)              Principal Life; Senior Vice
1960                                              President, the Manager since
                                                  2004; Second Vice President,
                                                  Princor, since 2003, and
                                                  prior thereto, Vice
                                                  President, the Manager and
                                                  Princor

Jill R. Brown           Vice President            Second Vice President,
711 High Street         Chief Financial Officer   Principal Financial Group and
Des Moines, Iowa 50392  (since 2003)              Senior Vice President, the
1967                                              Manager and Princor, since
                                                  2006, Chief Financial
                                                  Officer, Princor since 2003,
                                                  Vice President, Princor
                                                  2003-2006. Prior thereto,
                                                  Assistant Financial
                                                  Controller, Principal Life

Ernest H. Gillum        Vice President            Vice President and Chief
711 High Street         Assistant Secretary       Compliance Officer, the
Des Moines, Iowa 50392  (since 1997)              Manager, since 2004, and
1955                                              prior thereto, Vice
                                                  President, Compliance and
                                                  Product Development, the
                                                  Manager

Jane E. Karli           Assistant Treasurer       Assistant Treasurer,
711 High Street         (since 1997)              Principal Life
Des Moines, Iowa 50392
1957

Patrick A. Kirchner     Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2002)
Des Moines, Iowa 50392
1960

Carolyn F. Kolks        Assistant Tax Counsel     Counsel, Principal Life,
711 High Street         (since 2005)              since 2003 and prior thereto,
Des Moines, Iowa 50392                            Attorney
1962

Thomas J. Loftus        Assistant Counsel         Counsel, Principal Life,
711 High Street         (since 2002)              since 2002, and prior
Des Moines, Iowa 50392                            thereto, Counsel, Merrill
1953                                              Lynch Insurance Group

Sarah J. Pitts          Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2000)
Des Moines, Iowa 50392
1945

Layne A. Rasmussen      Vice President and        Vice President and Controller
711 High Street         Controller                - Mutual Funds, the Manager
Des Moines, Iowa 50392  (since 1997)
1958

Michael D. Roughton     Counsel (since 1997)      Vice President and Senior
711 High Street                                   Securities Counsel, Principal
Des Moines, Iowa 50392                            Financial Group, Inc.; Senior
1951                                              Vice President and Counsel,
                                                  the Manager and Princor; and
                                                  Counsel, Principal Global

James F. Sager          Assistant Secretary       Vice President, the Manager
711 High Street         (since 2005)              and Princor
Des Moines, Iowa 50392
1950

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


BOARD COMMITTEES . The Fund's board has an Audit and Nominating Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. The committee also receives reports about accounting and financial matters affecting the Fund.

The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by shareholders of the Fund. Recommendations should be submitted in writing to Principal Variable Contracts Fund at 680 8th Street, Des Moines, Iowa 50392-2080. the Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decisions is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.


The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2005. The Fund Complex currently includes the Fund and the separate series of Principal Investors Fund, Inc.


For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc. Directors who beneficially owned shares of the series of Principal Variable Contracts Fund, Inc. did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (not considered to be "Interested Persons")

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
 PRINCIPAL INVESTORS FUND         BALLANTINE  GILBERT  GRIMMETT   HIRSCH   KIMBALL    LUKAVSKY
 ------------------------         ----------  -------  --------   ------   -------    --------
Bond & Mortgage Securities            A          D         C         A        A           E
Disciplined LargeCap Blend            A          B         A         A        A           A
Diversified International             C          C         A         A        A           E
Equity Income                         A          C         A         A        E           A
Government & High Quality Bond        A          B         A         A        A           A
Inflation Protection                  A          A         C         A        A           A
International Emerging Markets        C          A         A         A        A           A
LargeCap Growth                       A          D         A         A        A           A
LargeCap Value                        A          C         A         A        A           A
MidCap Blend                          A          D         C         A        A           A
Money Market                          A          B         C         A        A           C
Partners LargeCap Blend I             A          B         C         A        A           A
Partners LargeCap Value               C          A         A         A        A           A
Preferred Securities                  A          A         A         A        D           A
Principal LifeTime 2050               A          A         A         B        A           A
Real Estate Securities                C          A         A         A        D           A
Short-Term Bond                       A          A         A         A        E           E
Tax-Exempt Bond                       A          A         C         A        A           A

  TOTAL FUND COMPLEX                  D          E         D         B        E           E

Directors considered to be "Interested Persons"

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
                                                          RALPH C.                         LARRY D.
 PRINCIPAL INVESTORS FUND                                  EUCHER                         ZIMPLEMAN
 ------------------------                                  ------                         ---------
Bond & Mortgage Securities                                   A                                A
Disciplined LargeCap Blend                                   A                                A
Diversified International                                    C                                A
Equity Income                                                C                                A
Government & High Quality Bond                               C                                A
LargeCap Growth                                              D                                A
LargeCap S&P 500 Index                                       E                                A
LargeCap Value                                               A                                A
MidCap Blend                                                 E                                A
Money Market                                                 E                                A
Partners LargeCap Blend                                      D                                A
Partners LargeCap Blend I                                    C                                A
Partners LargeCap Growth I                                   C                                A
Partners LargeCap Growth II                                  C                                A
Partners LargeCap Value                                      D                                A
Partners MidCap Growth                                       A                                A
Real Estate Securities                                       A                                A
Short-Term Bond                                              A                                A
Tax-Exempt Bond                                              D                                A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE BENEFIT PLAN)
Bond & Mortgage Securities                                   C                                A
Diversified International                                    A                                A
Government & High Quality Bond                               C                                A
International Emerging Markets                               A                                A
LargeCap Growth                                              A                                A
LargeCap S&P 500 Index                                       D                                A
LargeCap Value                                               D                                A
MidCap Blend                                                 C                                A
Partners LargeCap Blend I                                    A                                A
Partners LargeCap Growth I                                   A                                A
Partners LargeCap Value                                      A                                A
Partners MidCap Growth                                       A                                A
Principal LifeTime 2020                                      A                                E
Principal LifeTime Strategic Income                          A                                A
Real Estate Securities                                       A                                A
SmallCap S&P 600 Index                                       A                                A

  TOTAL FUND COMPLEX                                         E                                E

COMPENSATION . The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.


The following table provides information regarding the compensation received by the Independent Directors from the Fund and the from the Fund Complex during the fiscal year ended December 31, 2005. On that date, there were 2 funds (with a total of 86 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

       DIRECTOR                  THE FUND                    FUND COMPLEX
       --------                  --------                    ------------
                        $                           $
 Elizabeth Ballantine   51,219.61                   80,250.00
                        $                           $
 James D. Davis*        46,481.64                   72,000.00
                        $                           $
 Frizt Hirsch**         12,151.17                   19,000.00
                        $                           $
 Richard W. Gilbert     45,790.47                   71,500.00
                        $                           $
 Mark A. Grimmett       46,110.36                   72,000.00
                        $                           $
 William C. Kimball     46,110.36                   72,000.00
                        $                           $
 Barbara A. Lukavsky    46,110.36                   72,000.00
* Mr. Davis retired effective March 14, 2006.
** Mr. Hirsch did not become a Director until September 2005.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation ("Principal"), a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of both Princor and Principal is the Principal Financial Group, Des Moines, Iowa 50392-2080. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by Principal.


Accounts: LargeCap Value
Sub-Advisor: AllianceBernstein L.P. ("AllianceBernstein"). As of December 31,
         2005, AllianceBernstein managed $579 billion in assets.
         AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Accounts: Equity Value
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

Accounts: Growth
Sub-Advisor: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

Accounts: SmallCap Growth
Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

Sub-Advisor: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.

Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

Accounts: SmallCap Value
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

Accounts: MidCap Growth and SmallCap Value
Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

Accounts: Asset Allocation
Sub-Advisor: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York, 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies, had approximately $434.0 billion in asset under management.

Accounts: MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Sub-Advisor: Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.

Accounts: Balanced, Capital Value, Diversified International, Government & High
         Quality Bond, Equity Income, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-Term Bond and SmallCap.
Sub-Advisor: Principal Global Investors, LLC ("PGI") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, PGI, together with its affiliated asset management companies, had approximately $159 billion in asset under management. PGI's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Accounts: Real Estate Securities
Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

Accounts: Equity Growth, LargeCap Growth Equity and  LargeCap Blend - T. Rowe
         Price
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Accounts: Equity Income I,  Income, MidCap Stock, Mortgage Securities,
         Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity
Sub-Advisor: WM Advisors, LLC ("WM Advisors") is a wholly owned subsidiary of Principal Global Investors, LLC and a member of the Principal Financial Group. WM Advisors has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

THE SUB-SUB-ADVISORS
PGI, has entered into a sub-sub-advisory agreement with Post Advisory Group, LLC ("Post") for the Bond Account, with Spectrum Asset Management, Inc. ("Spectrum") for the Bond and Equity Income Accounts and Principal -REI for the Equity Income Account. Under the agreements, the sub-sub-advisors agree to manage the day-to-day investment of the Accounts' assets allocated to it consistent with the Accounts' investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by PGI and oversight by the Board. Each firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Accounts.

Under the agreements, PGI pays each sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by each respective firm). Entering into these agreements does not change the management fee that the Account pays Principal under its Management Agreement or the sub-advisory fee that Principal pays Principal under its sub-advisory agreement. PGI, and not the Account, will bear the expenses of the services that each of the sub-sub-advisors provides to the Account under the agreements.


See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Account for a description of the firm.

Sub-Advisor: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had approximately $8.1 billion in asset under management.

Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI named below, together with the capacities in which such person is affiliated:

 NAME                  OFFICE HELD WITH THE    OFFICE HELD WITH PRINCIPAL/PGI
 ----                  FUND                    ------------------------------
                       --------------------
 Craig L. Bassett      Treasurer               Treasurer (Principal)
                       Executive Vice
                       President and           Executive Vice President and
 Michael J. Beer       Principal               Chief Operating Officer
                       Accounting Officer       (Principal)
                       Chief Compliance        Senior Vice President
 David J. Brown        Officer                 (Prinicpal)
                       Vice President and
                       Chief Financial         Senior Vice President and Chief
 Jill R. Brown         Officer                 Financial Officer (Principal)
                       Director, President     Director and President
 Ralph C. Eucher       and CEO                 (Principal)
                       Vice President and      Vice President and Chief
 Ernest H. Gillum      Assistant Secretary     Compliance Officer (Principal)
                       Vice President and      Vice President  and Controller
 Layne A. Rasmussen    Controller              (Principal)
                                               Senior Vice President and
                                               Counsel (Principal); counsel
 Michael D. Roughton   Counsel                 (PGI)
 James F. Sager        Assistant Secretary     Vice President (Principal)
                       Director and Chairman   Director and Chairman of the
 Larry D. Zimpleman    of the Board            Board (Principal)


CODES OF ETHICS
The Fund, Principal, each of the Sub-Advisors and Princor) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy will also be provided upon request, which may be made by contacting the Fund.

PROXY VOTING POLICIES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to that Account's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


COST OF MANAGER'S SERVICES


For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Capital Value and
 Growth                     0.60%         0.55%         0.50%         0.45%         0.40%
 LargeCap Blend and
 LargeCap Value             0.75          0.70          0.65          0.60          0.55
 Diversified
 International and
 Equity Value               0.85          0.80          0.75          0.70          0.65
 International
 Emerging Markets           1.25          1.20          1.15          1.10          1.05
 MidCap Value               1.05          1.00          0.95          0.90          0.85


                        FIRST $100  NEXT $100  FIRST $100  NEXT $100   OVER $400
 ACCOUNT                 MILLION     MILLION    MILLION     MILLION     MILLION
 -------                 -------     -------    -------     -------     -------
Equity Income I           0.60%       0.55%      0.50%       0.45%       0.40%

 ACCOUNT                         FIRST $2 BILLION          OVER $2 BILLION
 -------                         ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
 ACCOUNT                        BILLION     BILLION     BILLION      BILLION
 -------                        -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
 ACCOUNT                          MILLION         MILLION          MILLION
 -------                          -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%


                                    FIRST $500                OVER $500
 ACCOUNT                             MILLION                   MILLION
 -------                             -------                   -------
West Coast Equity                     0.625%                   0.500%


                                 FIRST $1                     OVER $1
 ACCOUNT                         BILLION                      BILLION
 -------                         -------                      -------
SAM Balanced Portfolio
*                                 0.25%                        0.20%
SAM Conservative
Balanced Portfolio *
SAM Conservative
Growth Portfolio *
SAM Flexible Income
Portfolio *
SAM Strategic Growth
Portfolio *
* Breakpoints based on aggregate SAM Portfolio net assets


                          OVERALL
 ACCOUNT                    FEE
 -------                   ----
 LargeCap Growth Equity     1.00%
 LargeCap Stock Index       0.25
 Principal LifeTime
 2010                     0.1225
 Principal LifeTime
 2020                     0.1225
 Principal LifeTime
 2030                     0.1225
 Principal LifeTime
 2040                     0.1225
 Principal LifeTime
 2050                     0.1225
 Principal LifeTime
 Strategic Income         0.1225

                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Asset Allocation and
 Equity Growth              0.80%         0.75%         0.70%         0.65%         0.60%
 Balanced and Equity
 Income                     0.60          0.55          0.50          0.45          0.40
 International
 SmallCap                   1.20          1.15          1.10          1.05          1.00
 SmallCap Growth            1.00          0.95          0.90          0.85          0.80
 MidCap                     0.65          0.60          0.55          0.50          0.45
 MidCap Growth and
 Real Estate
 Securities                 0.90          0.85          0.80          0.75          0.70
 SmallCap                   0.85          0.80          0.75          0.70          0.65
 SmallCap Value             1.10          1.05          1.00          0.95          0.90
 All Other                  0.50          0.45          0.40          0.35          0.30


There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

                        NET ASSETS AS OF              MANAGEMENT FEE
 ACCOUNT                DECEMBER 31, 2005   FOR PERIODS ENDED DECEMBER 31, 2005
 -------                -----------------   -----------------------------------
 Asset Allocation         $100,637,258                     0.80%
 Balanced                  116,927,248                     0.59
 Bond                      338,043,816                     0.45
 Capital Value             258,490,061                     0.60
 Diversified
 International             293,647,093                     0.85
 Equity Growth             274,191,746                     0.76
 Equity Income              91,488,956                     0.60
 Equity Value                3,721,557                     0.85
 Government & High
 Quality Bond              316,047,443                     0.44
 Growth                    124,254,046                     0.60
 International
 Emerging Markets           71,638,896                     1.25
 International
 SmallCap                  143,454,186                     1.19
 LargeCap Blend            135,072,477                     0.75
 LargeCap Growth
 Equity                     36,911,889                     1.00
 LargeCap Stock Index      179,143,046                     0.35
 LargeCap Value            122,220,922                     0.75
 MidCap                    420,811,644                     0.57
 MidCap Growth              68,470,760                     0.90
 MidCap Value              112,436,561                     1.05
 Money Market              150,653,430                     0.49
 Principal LifeTime
 2010                       12,929,978                     0.12
 Principal LifeTime
 2020                       26,753,137                     0.12
 Principal LifeTime
 2030                        3,917,775                     0.12
 Principal LifeTime
 2040                        1,893,385                     0.12
 Principal LifeTime
 2050                        1,160,328                     0.12
 Principal LifeTime
 Strategic Income            5,463,480                     0.12
 Real Estate
 Securities                178,922,205                     0.88
 Short-Term Bond            83,822,116                     0.50
 SmallCap                   94,475,932                     0.85
 SmallCap Growth            66,655,747                     1.00
 SmallCap Value            132,035,121                     1.09

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.


Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.


For the periods ended December 31, Principal waived a portion of its fee from the following:

 ACCOUNT                                  2005          2004           2003
 -------                                  ----          ----           ----
 Equity Value                            $  955        $1,456
 International Emerging Markets             N/A           N/A        $12,743
 Principal LifeTime 2010                  1,572           349
 Principal LifeTime 2020                  2,576           350
 Principal LifeTime 2030                  2,697           343
 Principal LifeTime 2040                  3,068           345
 Principal LifeTime 2050                  3,122           348
 Principal LifeTime Strategic Income      2,733           349

The expense limits in place through the period ended April 30, 2006 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:

 ACCOUNT
 -------
 Equity Value               1.10%
 Principal LifeTime
 2010                       0.16
 Principal LifeTime
 2020                       0.13
 Principal LifeTime
 2030                       0.16
 Principal LifeTime
 2040                       0.13
 Principal LifeTime
 2050                       0.12
 Principal LifeTime
 Strategic Income           0.14

Principal has contractually agreed to limit the Fund's expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

                                       CLASS 1   CLASS 2        EXPIRATION
                                       -------   -------        ----------
 Diversified International               1.04       1.29     February 28, 2008
 Equity Income I                         0.66       0.91     February 28, 2008
 Equity Value                            1.05                 April 30, 2007
 Equity Value                            0.90                 April 29, 2008
 Growth                                  0.80       1.05     February 28, 2008
 Income                                  0.55       0.80     February 28, 2008
 LargeCap Blend                          0.78       1.03     February 28, 2008
 MidCap Stock                            0.80       1.05     February 28, 2008
 Money Market                            0.72       0.97     February 28, 2008
 Mortgage Securities                     0.54       0.79     February 28, 2008
 Principal LifeTime 2010                 0.16                 April 30, 2007
 Principal LifeTime 2020                 0.13                 April 30, 2007
 Principal LifeTime 2030                 0.16                 April 30, 2007
 Principal LifeTime 2040                 0.13                 April 30, 2007
 Principal LifeTime 2050                 0.12                 April 30, 2007
 Principal LifeTime Strategic Income     0.14                 April 30, 2007
 Real Estate Securities                  0.90       1.15     February 28, 2008
 SAM Balanced Portfolio                  0.28       0.53     February 28, 2008
 SAM Conservative Balanced Portfolio     0.35       0.60     February 28, 2008
 SAM Conservative Growth Portfolio       0.29       0.54     February 28, 2008
 SAM Flexible Income Portfolio           0.30       0.55     February 28, 2008
 SAM Strategic Growth Portfolio          0.30       0.55     February 28, 2008
 Short-Term Income                       0.61       0.86     February 28, 2008
 SmallCap Growth                         1.02       1.27     February 28, 2008
 SmallCap Value                          1.01       1.26      April 29, 2008
 West Coast Equity                       0.68       0.93     February 28, 2008



Fees paid for investment management services during the periods indicated were as follows:

             MANAGEMENT FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                              2005         2004         2003
 -------                              ----         ----         ----
 Asset Allocation                  $  794,369   $  794,336   $  684,764
 Balanced                             711,012      737,265      670,500
 Bond                               1,370,420    1,239,048    1,164,438
 Capital Value                      1,547,178    1,506,086    1,307,704
 Diversified
 International                      2,099,980    1,594,080    1,113,831
 Equity Growth                      2,016,294    2,028,524    1,798,319
 Equity Income                        371,535      214,226      159,295
 Equity Value                          23,031*       6,032*           -
 Government & High Quality Bond     1,435,824    1,512,695    1,633,416
 Growth                               760,105      812,984      773,354
 International Emerging Markets       698,756      399,404      185,777*
 International SmallCap             1,392,029      949,855      566,727
 LargeCap Blend                       813,224      531,456      225,306
 LargeCap Growth Equity               325,795      275,666       77,701
 LargeCap Stock Index                 577,607      479,784      306,803
 LargeCap Value                       735,546      465,940      196,493
 MidCap                             2,291,867    2,075,365    1,654,689
 MidCap Growth                        555,783      495,611      275,040
 MidCap Value                         977,864      643,832      369,527
 Money Market                         687,456      698,379      858,412
 Principal LifeTime 2010                5,196*           4*           -
 Principal LifeTime 2020               10,624*           5*           -
 Principal LifeTime 2030                1,519*          22*           -
 Principal LifeTime 2040                  893*          32*           -
 Principal LifeTime 2050                  389*          31*           -
 Principal LifeTime Strategic
 Income                                 2,641*           4*           -
 Real Estate Securities             1,389,887      972,586      588,499
 Short-Term Bond                      337,343      200,782       38,467
 SmallCap                             754,056      605,273      347,933
 SmallCap Growth                      626,217      572,912      414,201
 SmallCap Value                     1,274,392      998,160      637,097
 *before reimbursement from
 Manager

Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:


ACCOUNTS FOR WHICH PGI SERVES AS SUB-ADVISOR . PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds); and .. assets of the Principal Balanced Fund, Inc.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by PGI and .. (b) Principal Life sponsored mutual fund sub-advised by PGI.

For any Account for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                        PGI SUB-ADVISED ACCOUNTS
                                            TABLE A
                                    NET ASSET VALUE OF FUND
                        ------------------------------------------------
                           FIRST        NEXT        NEXT        OVER
 ACCOUNT                 $5 BILLION  $1 BILLION  $4 BILLION  $10 BILLION
                        -----------  ----------  ----------  -----------
 Balanced, Bond,
 Government & High
 Quality Bond
 and Short-Term Bond      0.1126%     0.0979%     0.0930%      0.0881%


                                                                              TABLE B
                                                                    NET ASSET VALUE OF ACCOUNT
                                  -----------------------------------------------------------------------------------------------
                                     FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT                           $50 MILLION  $50 MILLION  $100 MILLION  $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 -------                          ------------  -----------  ------------  ------------  ------------  ------------   ------------
 Capital Value and Equity Income    0.2643%       0.2448%      0.2154%       0.1762%       0.1273%       0.0881%        0.0587%
 Diversified International          0.3427        0.2741       0.1958        0.1566        0.1175        0.0979         0.0783

                                                                TABLE B
                                                      NET ASSET VALUE OF ACCOUNT
                    -----------------------------------------------------------------------------------------------
                       FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT             $25 MILLION  $75 MILLION  $100 MILLION  $300 MILLION  $500 MILLION  $500 MILLION   $1.5 BILLION
 -------            ------------  -----------  ------------  ------------  ------------  ------------   ------------
 MidCap               0.3916%       0.3133%      0.2643%       0.2252%       0.1762%       0.1273%        0.0783%
 SmallCap             0.4699        0.3524       0.2643        0.2448        0.2154        0.1762         0.1175


                        TABLE C
                                            SUB-ADVISOR
                                            PERCENTAGE
 ACCOUNT                                        FEE
 -------                                    -----------
 International Emerging Markets               0.4895%
 International SmallCap                       0.4895
 Money Market                                 0.0734
 LargeCap Stock Index                         0.0147
 Principal LifeTime 2010                      0.0416
 Principal LifeTime 2020                      0.0416
 Principal LifeTime 2030                      0.0416
 Principal LifeTime 2040                      0.0416
 Principal LifeTime 2050                      0.0416
 Principal LifeTime Strategic Income          0.0416




ACCOUNTS FOR WHICH WM ADVISORS SERVES AS SUB-ADVISOR . WM Advisors is Sub-Advisor for each Account identified below in Tables A, B and C. Principal pays WM Advisors a fee, computed and paid monthly, at an annual rate as shown below.


In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insruance Company and any investment company sponsored by Principal Life Insurance Company to which WM Advisors or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.


In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which WM Advisors or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

                      WM ADVISORS SUB-ADVISED ACCOUNTS
                                                 TABLE A
                                        NET ASSET VALUE OF ACCOUNT
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 ACCOUNT                      $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 -------                     -----------  ----------  ----------   -----------
 Income, Mortgage
 Securities and Short-Term
 Income                        0.1126%     0.0979%     0.0930%       0.0881%


                                                               TABLE B
                                                     NET ASSET VALUE OF ACCOUNT
                  -------------------------------------------------------------------------------------------------
                     FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 ACCOUNT           $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 -------          ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Equity Income I    0.2643%       0.2448%       0.2154%        0.1762%       0.1273%       0.0881%        0.0587%



                         FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                      $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                      -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Stock and
 West Coast Equity    0.3916%           0.3133%          0.2643%           0.2252%           0.1762%                   0.1273%
                           OVER
                       $1.5 BILLION
                       ------------
 MidCap Stock and      0.0783%
 West Coast Equity

                                                 TABLE C
 ACCOUNT                           SUB-ADVISOR FEE AS A % OF NET ASSETS
 -------                           ------------
 SAM Balanced
 Portfolio                                       0.0416%
 SAM Conservative
 Balanced Portfolio                              0.0416
 SAM Conservative
 Growth Portfolio                                0.0416
 SAM Flexible Income
 Portfolio                                       0.0416
 SAM Strategic Growth Portfolio                  0.0416



ALL OTHER ACCOUNTS.

In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

                                      NET ASSET VALUE OF ACCOUNT
                        -----------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 ACCOUNT                 $40 MILLION  $160 MILLION  $100 MILLION   $300 MILLION
 -------                ------------  ------------  ------------   ------------
 Asset Allocation          0.45%         0.30%         0.25%          0.20%



 The Sub-Advisory Fee on all Equity Growth Account assets through the period ending July 31, 2006 is 0.35%. Thereafter:
                                                                        NET ASSET VALUE OF ACCOUNT
                                                 --------------------------------------------------------------
                                                          FIRST                    NEXT                      OVER
 ACCOUNT                                               $250 MILLION            $250 MILLION              $500 MILLION
 -------                                              -------------            ------------              ------------
 Equity Growth                                            0.40%                   0.375%                     0.35%


                                      NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 ACCOUNT                 $200 MILLION  $300 MILLION  $250 MILLION   $750 MILLION
 -------                -------------  ------------  ------------   ------------
 Equity Value               0.40%         0.35%         0.30%          0.28%

                                                      NET ASSET VALUE OF ACCOUNT
                       FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT             $50 MILLION  $50 MILLION  $100 MILLION  $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 -------            ------------  -----------  ------------  ------------  ------------  ------------   ------------
 Growth                0.27%         0.25%        0.22%         0.18%         0.13%         0.09%          0.06%


                                                   NET ASSET VALUE OF ACCOUNT
                          ----------------------------------------------------------------------------
                             FIRST          NEXT          NEXT          NEXT               OVER
 ACCOUNT                   $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION        $1 BILLION
 -------                  ------------  ------------  ------------  ------------        ----------
                                                                                  0.275 % on
 LargeCap Blend              0.40%         0.35%         0.30%         0.275%     all assets


                                        NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 ACCOUNT                 $250 MILLION  $250 MILLION  $500 MILLION    $1 BILLION
 -------                -------------  ------------  ------------    ----------
 LargeCap Growth
 Equity                     0.41%         0.33%         0.25%      0.20 % on all assets


                                                 NET ASSET VALUE OF ACCOUNT
                 -------------------------------------------------------------------------------------------
                    FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 ACCOUNT          $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 -------         ------------  -----------  -----------  -----------  -----------  -----------   ------------
 LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%

                                   NET ASSET VALUE OF ACCOUNT
                                   ---------------------------
                                       FIRST          OVER
 ACCOUNT                            $50 MILLION   $50 MILLION
 -------                           ------------   -----------
 MidCap Growth                         0.40%         0.35%


                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 MidCap Value
 - Neuberger Berman         0.50%         0.475%        0.45%         0.425%        0.40%


                                                   NET ASSET VALUE OF FUND
                                                 ----------------------------
                                                     FIRST           OVER
 FUND                                             $100 MILLION    $100 MILLION
 ----                                            -------------   -------------
 MidCap Value - Jacobs Levy                          0.65%           0.50%



                                                   ----------------------------
 ACCOUNT                                            NET ASSET VALUE OF ACCOUNT
 -------                                            --------------------------
 Real Estate Securities - PREI                                0.55%


                                          NET ASSET VALUE OF ACCOUNT
                                  ------------------------------------------
                                      FIRST          NEXT            OVER
 ACCOUNT                           $50 MILLION   $250 MILLION    $300 MILLION
 -------                          ------------   ------------    ------------
 SmallCap Growth
 - UBS                                0.60%          0.55%           0.45%


                                       NET ASSET VALUE OF FUND
                         ----------------------------------------------------
                            FIRST         NEXT         NEXT           OVER
 FUND                     $50 MILLION  $50 MILLION  $50 MILLION   $150 MILLION
 ----                    ------------  -----------  -----------   ------------
 SmallCap Growth -
 Essex                      0.70%         0.60%        0.55%         0.50%


                                     NET ASSET VALUE OF ACCOUNT
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 ACCOUNT                 $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 -------                ------------  -----------  ------------   ------------
 SmallCap Growth -
 Emerald                   0.75%         0.60%        0.50%          0.45%


                                          NET ASSET VALUE OF ACCOUNT
                                  ------------------------------------------
                                      FIRST          NEXT            OVER
 ACCOUNT                           $100 MILLION  $200 MILLION    $300 MILLION
 -------                          -------------  ------------    ------------
 SmallCap Value
 - Mellon Equity/Morgan               0.50%          0.45%           0.35%



Fees paid for Sub-Advisory services during the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                       2005                 2004                 2003
 -------                       ----                 ----                 ----
 Asset Allocation            $357,978             $358,964             $316,910
 Balanced                     126,028              127,684              102,307
 Bond                         217,117*                   -                    -
 Capital Value                358,111              328,396              215,037
 Diversified
 International                247,925              200,560              140,055
 Equity Growth                899,715              826,575              749,065
 Equity Income                106,498               71,338               18,310
 Equity Value                  10,838                2,849                    -
 Government & High
 Quality Bond                 340,937              363,825              377,766
 Growth                       170,822              166,883               89,509
 International
 Emerging Markets             269,798              154,000               69,527
 International
 SmallCap                     565,335              386,951              225,589
 LargeCap Blend               321,517              243,712              108,749
 LargeCap Growth
 Equity                       124,438              111,181               34,989
 LargeCap Stock Index          24,167               20,151               12,633
 LargeCap Value               208,538              199,688              136,201
 MidCap                       573,398              496,500              267,108
 MidCap Growth                221,801              209,408              122,357
 MidCap Value                 430,137              299,828              176,123
 Money Market                  69,458*                   -                    -
 Principal LifeTime
 2010                           1,570                    0                    -
 Principal LifeTime
 2020                           3,179                    0                    -
 Principal LifeTime
 2030                             456                    4                    -
 Principal LifeTime
 2040                             274                    7                    -
 Principal LifeTime
 2050                             116                    9                    -
 Principal LifeTime
 Strategic Income               1,570                    0                    -
 Real Estate
 Securities                   594,787*                   -                    -
 Short-Term Bond               69,334               40,291                    0
 SmallCap                     169,636              142,249               98,871
 SmallCap Growth              339,255              315,599              234,954
 SmallCap Value               577,223              525,787              342,873
*Period from May 26, 2005, date the Account began utilizing a Sub-Advisor, through
 December 31, 2005

Custodian
---------
The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York, 100 Church Street, 10th Floor, Brooklyn, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
All orders for the purchase or sale of portfolio securities are placed on behalf of a Account by the Account's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of each Account's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   ACCOUNT                         AMOUNT OF TRANSACTIONS   COMMISSIONS PAID
   -------                         ----------------------   ----------------
   Balanced                             $ 43,482,430            $ 26,084
   Capital Value                         356,595,829             280,437
   Diversified International             134,156,954             112,452
   Equity Income                          38,985,639              18,026
   Growth                                 31,443,769              36,592
   International Emerging Markets         68,460,466              81,710
   International SmallCap                122,896,994              59,852
   LargeCap Stock Index                    4,515,650                 779
   LargeCap Value                             33,866                  59
   MidCap                                130,357,978             107,804
   MidCap Growth                          16,812,806              22,752
   MidCap Value                           16,807,829              22,155
   Real Estate Securities                 35,483,571              25,806
   SmallCap                               92,723,076              60,919
   SmallCap Growth                         7,703,177              14,040


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


The Board has also approved procedures that permit a Account's sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account's procedures.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an


Account. It provides a way to gain control over the commission expenses incurred by an Account's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accountsmay participate in a program through a relationship with Frank Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.


The following table shows the brokerage commissions paid during the periods indicated.

                                     TOTAL BROKERAGE COMMISSIONS PAID
                                       FOR PERIODS ENDED DECEMBER 31
 ACCOUNT                             2005         2004             2003
 -------                             ----         ----             ----
 Asset Allocation                 $   35,452   $   32,842       $  137,183
 Balanced                            126,012      203,332          303,483
 Capital Value                       797,323    1,392,434        1,004,105
 Diversified International         1,220,449    1,348,767          702,806
 Equity Growth                       328,962      857,167          901,138
 Equity Income                       158,195      157,343           16,250
 Equity Value                            822         595/(1)/
 Growth                              238,697      295,144          148,663
 International Emerging Markets      567,487      379,974          139,853
 International SmallCap              621,674      507,642          311,164
 LargeCap Blend                      114,933      138,909           61,404
 LargeCap Growth Equity               25,869       58,177           25,798
 LargeCap Stock Index                 11,824       22,811           17,972
 LargeCap Value                       56,822       89,929           62,968
 MidCap                              566,537      436,158          405,297
 MidCap Growth                       133,296       67,970           69,231
 MidCap Value                        139,692      115,251           87,313
 Real Estate Securities               93,466      193,422          141,989
 SmallCap                            371,599      521,340          331,111
 SmallCap Growth                     134,978       78,134           68,630
 SmallCap Value                      151,715      109,148          131,174


 /(1) /Period from August 30, 2004 (date operations commenced) through December
  31, 2004.

Certain broker-dealers are considered to be affiliates of the Fund.
.. Archipelago Securities, LLC, Goldman Sachs Execution & Clearing L.P. (fka
  Spear, Leeds & Kellogg Specialist LLC) and Goldman Sachs JBWere, Inc. are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management is a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

.. BNY Broker, Inc. and Pershing, LLC are affiliates of BNY Investments which serves as a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

.. Cazenove, Inc. is an affiliate of American Century which serves as sub-advisor to the Equity Value Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

.. J.P. Morgan Securities, Inc. is an affiliate of J.P.Morgan Investment
  Management Inc. which a sub-advisor for the SmallCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of Principal Investors Fund, Inc.

.. Fidelity Brokerage Services, LLC and National Financial Services LLC are affiliates of Fidelity Management & Research Company which serves as a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

.. Lehman Brothers Inc. and Neuberger Berman Management Inc. are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. is a sub-advisor for the MidCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of the Principal Investors Fund, Inc.

.. Morgan Stanley DW, Inc. and Dean Witter Reynolds, Inc. are affiliates with
  Morgan Stanley Investment Management, which acts as sub-advisor to the Asset Allocation Account of Principal Variable Contracts Fund, Inc.

.. Sanford C. Bernstein & Co., LLC are affiliates of AllianceBernstein L.P.
  sub-advises the LargeCap Value Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several portfolios of the Principal Investors Fund, Inc. and several accounts of the Principal Variable Contracts Fund, Inc.

.. UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS
  Global AM which serves as sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

                                COMMISSIONS PAID TO ARCHIPELAGO SECURITIES LLC
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2005                         16              0.00                     0.04
 2004                        127              0.01                     0.12
 Equity Value
 2005                          4              0.52                     3.83
 2004                          2              0.36                     2.07
 LargeCap Blend
 2005                         62              0.05                     0.09
 2004                         69              0.05                     0.18
 MidCap Growth
 2005                        965              0.72                     1.45
 SmallCap Value
 2005                        314              0.21                     0.42
 2004                        327              0.30                     0.43
 2003                        124              0.09                     0.17


                                     COMMISSIONS PAID TO BNY BROKER, INC.
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Balanced
 2005                         885             0.70                     0.38
 Capital Value
 2005                       4,747             0.60                     0.61
 Diversified
 International
 2005                          10             0.00                     0.00
 Equity Growth
 2005                         792             0.24                     0.19
 Equity Income
 2005                         845             0.53                     0.28
 Growth
 2005                       1,160             0.49                     0.67
 International
 Emerging Markets
 2005                          50             0.01                     0.03
 LargeCap Blend
 2005                         258             0.22                     0.34
 LargeCap Stock Index
 2005                          40             0.33                     0.29
 MidCap
 2005                       3,613             0.64                     0.64
 MidCap Growth
 2005                         513             0.38                     0.51
 SmallCap
 2005                         892             0.24                     0.14
 SmallCap Value
 2005                          45             0.03                     0.01


                                      COMMISSIONS PAID TO CAZENOVE, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Diversified
 International
 2005                       8,653             0.71                     0.79
 International
 Emerging Markets
 2005                         280             0.05                     0.08
 International
 SmallCap
 2005                       4,648             0.75                     0.87

                                COMMISSIONS PAID TO DEAN WITTER REYNOLDS, INC.
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 SmallCap Growth
 2005                        75               0.06                     0.04
 2004                        69               0.09                     0.04


                             COMMISSIONS PAID TO FIDELITY BROKERAGE SERVICES, LLC
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Income
 2005                        188              0.12                     0.08
 SmallCap
 2005                        474              0.13                     0.08


                         COMMISSIONS PAID TO GOLDMAN SACHS EXECUTION & CLEARING L.P.
                                 (FKA SPEER, LEEDS & KELLOGG SPECIALIST LLC)
                         ---------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2005                       1,554             0.47                     1.37
 2004                          40             0.00                     0.04
 Equity Value
 2005                          18             2.22                     2.93
 2004                           2             0.29                     0.27
 LargeCap Blend
 2005                         618             0.54                     1.06
 2004                         245             0.18                     0.34
 MidCap Value
 2005                          50             0.04                     0.04
 2004                         270             0.23                     0.17
 SmallCap Growth
 2005                         438             0.32                     0.73
 2004                         380             0.49                     0.24


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2005                       5,570            15.71                     20.40
 2004                       9,998            30.44                     33.81
 2003                       5,626             4.10                      4.98
 Balanced
 2005                       7,575             6.01                      2.68
 2004                       6,639             3.26                      1.94
 2003                      11,377             3.75                      2.73
 Capital Value
 2005                      85,642            10.74                      6.57
 2004                      69,769             5.01                      4.35
 2003                      42,501             4.23                      2.68
 Diversified
 International
 2005                      57,309             4.70                      4.67
 2004                      39,744             2.95                      2.64
 2003                      37,111             5.28                      4.89
 Equity Growth
 2005                       5,646             1.72                      1.77
 2004                      27,748             3.24                      2.63
 2003                      41,345             4.59                      4.23
 Equity Income
 2005                       3,616             2.29                      1.62
 2004                       4,083             2.60                      2.25
 Equity Value
 2005                          33             4.06                      1.38
 2004                           3             0.56                      0.15
 Growth
 2005                       7,236             3.03                      4.17
 2004                      19,289             6.54                      3.67
 2003                       7,310             4.92                      4.77
 International
 Emerging Markets
 2005                      12,844             2.26                      2.24
 2004                         350             0.09                      0.12
 2003                         364             0.26                      0.27
 International
 SmallCap
 2005                      15,582             2.51                      2.44
 2004                      11,436             2.25                      2.25
 2003                      12,270             3.94                      3.69
 LargeCap Blend
 2005                       3,988             3.47                      3.78
 2004                       2,231             1.61                      1.28
 2003                       1,889             3.08                      1.61
 LargeCap Growth
 Equity
 2005                       2,740            10.59                      9.17
 2004                       3,226             5.54                      4.48
 2003                         532             2.06                      1.42
 LargeCap Stock Index
 2005                         161             1.36                      0.58
 2004                          27             0.12                      0.13
 LargeCap Value
 2005                      11,907            20.95                     15.17
 2004                      15,821            17.59                     18.17
 2003                       1,789             2.84                      3.08
 MidCap
 2005                       9,838             1.74                      1.73
 2004                      14,147             3.24                      3.27
 2003                      13,810             3.41                      3.42
 MidCap Growth
 2005                      11,784             8.84                      7.49
 2004                      13,974            20.56                     18.59
 2003                       4,884             7.05                     12.47
 MidCap Value
 2005                       2,497             1.79                      1.64
 2004                       1,920             1.67                      1.79
 2003                         227             0.25                      0.32
 Real Estate
 Securities
 2005                       7,876             8.43                      7.00
 2004                       8,511             4.40                      2.14
 2003                       2,904             2.04                      1.61
 SmallCap
 2005                       5,209             1.40                      1.11
 2004                      13,564             2.60                      2.48
 2003                      19,199             5.80                      5.51
 SmallCap Growth
 2005                         780             0.58                      1.55
 2004                       1,405             1.80                      1.74
 2003                         250             0.36                      0.31
 SmallCap Value
 2005                       7,252             4.78                      6.02
 2004                       4,044             3.70                      3.30
 2003                       6,607             5.04                      5.71

                                COMMISSIONS PAID TO GOLDMAN SACHS JBWERE, INC.
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 International
 SmallCap
 2004                        507              0.10                     0.07


                              COMMISSIONS PAID TO J. P. MORGAN SECURITIES, INC.
                              ---------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       2,405             1.75                     1.26
 Balanced
 2005                       1,486             1.18                     0.62
 2004                       2,023             1.00                     0.69
 2003                       3,971             1.31                     0.85
 Capital Value
 2005                      13,040             1.64                     1.69
 2004                      24,970             1.79                     2.09
 2003                       6,904             0.69                     0.70
 Diversified
 International
 2005                      33,218             2.72                     2.38
 2004                      85,389             6.33                     5.72
 2003                      28,759             4.09                     3.53
 Equity Growth
 2005                      10,478             3.19                     3.78
 2004                      19,204             2.24                     2.27
 2003                      28,396             3.15                     3.40
 Equity Income
 2005                       1,852             1.17                     0.85
 2004                       4,142             2.63                     1.60
 Equity Value
 2005                           3             0.36                     0.12
 Growth
 2005                         240             0.10                     0.10
 2004                       1,764             0.60                     0.49
 2003                       2,240             1.51                     0.71
 International
 Emerging Markets
 2005                      25,847             4.55                     4.29
 2004                      18,546             4.88                     4.60
 2003                      19,086            13.65                     9.40
 International
 SmallCap
 2005                      14,974             2.41                     2.58
 2004                      22,955             4.52                     4.95
 2003                       3,107             1.00                     0.96
 LargeCap Blend
 2005                       4,180             3.64                     2.85
 2004                         867             0.62                     0.46
 2003                       1,190             1.94                     0.91
 LargeCap Growth
 Equity
 2005                         900             3.48                     2.70
 2004                          58             0.10                     0.05
 2003                         256             0.99                     0.68
 LargeCap Value
 2004                         120             0.13                     0.03
 2003                         132             0.21                     0.03
 MidCap
 2005                      17,398             3.07                     3.55
 2004                      11,723             2.69                     2.79
 2003                       8,446             2.08                     1.58
 MidCap Growth
 2005                       6,685             5.02                     4.60
 2004                       2,982             4.39                     2.43
 MidCap Value
 2005                       2,626             1.88                     1.50
 2004                       2,180             1.89                     1.86
 2003                       1,341             1.54                     1.43
 Real Estate
 Securities
 2005                         142             0.15                     0.21
 2004                       1,520             0.79                     0.62
 2003                       5,210             3.67                     3.05
 SmallCap
 2005                       5,189             1.40                     1.02
 2004                       2,998             0.58                     0.38
 2003                       2,695             0.81                     1.00
 SmallCap Growth
 2005                       5,291             3.92                     2.04
 2004                         255             0.33                     0.30
 2003                         635             0.93                     0.69
 SmallCap Value
 2005                       1,432             0.94                     0.55

                                   COMMISSIONS PAID TO LEHMAN BROTHERS INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2004                        1,486            4.52                      5.60
 2003                       15,593           11.37                     10.85
 Balanced
 2005                        8,144            6.46                      5.50
 2004                       11,247            5.53                      5.02
 2003                       15,580            5.13                      4.85
 Capital Value
 2005                       58,269            7.31                      6.59
 2004                      109,944            7.90                      8.05
 2003                       70,924            7.06                      8.09
 Diversified
 International
 2005                       38,343            3.14                      3.26
 2004                       96,626            7.16                      6.51
 2003                       31,035            4.42                      4.56
 Equity Growth
 2005                        9,581            2.91                      3.26
 2004                       51,660            6.03                      5.73
 2003                       45,924            5.10                      5.00
 Equity Income
 2005                        8,916            5.64                     12.92
 2004                       13,509            8.59                      7.32
 Equity Value
 2005                           14            1.73                      0.59
 2004                            1            0.13                      0.03
 Growth
 2005                       42,047           17.62                     14.78
 2004                       13,099            4.44                      3.57
 2003                       21,698           14.60                     13.90
 International
 Emerging Markets
 2005                       16,067            2.83                      2.68
 2004                       17,167            4.52                      4.49
 2003                          406            0.29                      0.38
 International
 SmallCap
 2005                       13,898            2.24                      2.36
 2004                       13,101            2.58                      2.61
 2003                        7,078            2.27                      2.52
 LargeCap Blend
 2005                        4,671            4.06                      4.52
 2004                        6,487            4.67                      5.44
 2003                       12,113           19.73                     40.33
 LargeCap Growth
 Equity
 2005                        2,861           11.06                      9.30
 2004                          808            1.39                      1.43
 2003                          334            1.29                      1.10
 LargeCap Stock Index
 2005                        3,074           26.00                     27.47
 2004                       14,546           63.76                     50.15
 2003                       12,646           70.37                     62.21
 LargeCap Value
 2004                           63            0.07                      0.09
 2003                          785            1.25                      0.98
 MidCap
 2005                       50,872            8.98                      8.89
 2004                       46,442           10.65                     10.75
 2003                       31,625            7.80                      5.94
 MidCap Growth
 2005                        9,107            6.83                      6.51
 2004                        1,098            1.62                      1.18
 2003                          420            0.61                      0.23
 MidCap Value
 2005                       24,894           17.82                     15.69
 2004                       22,663           19.66                     19.04
 2003                        1,741            1.99                      2.65
 Real Estate
 Securities
 2005                       15,314           16.38                     21.17
 2004                       21,221           10.97                     16.86
 2003                       19,839           13.97                     10.73
 SmallCap
 2005                       16,812            4.52                      5.33
 2004                       16,550            3.17                      3.09
 2003                       18,379            5.55                      3.72
 SmallCap Growth
 2005                        1,510            1.12                      0.92
 2004                        2,968            3.80                      2.53
 2003                        1,345            1.96                      1.57
 SmallCap Value
 2005                        3,403            2.24                      2.17
 2004                        2,576            2.36                      2.84
 2003                        2,586            1.97                      1.79

                                  COMMISSIONS PAID TO MORGAN STANLEY DW INC.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                           63            0.05                      0.04
 Balanced
 2005                        6,968            5.53                      7.84
 2004                       10,429            5.13                      5.33
 2003                       21,239            7.00                      6.51
 Capital Value
 2005                       33,184            4.16                      6.25
 2004                       52,943            3.80                      3.72
 2003                       73,609            7.33                      6.64
 Diversified
 International
 2005                       78,904            6.47                      6.28
 2004                      115,073            8.53                      7.62
 2003                       69,681            9.91                     10.38
 Equity Growth
 2005                       13,884            4.22                      4.45
 2004                       15,984            1.86                      1.29
 2003                        3,749            0.42                      0.58
 Equity Income
 2005                        3,193            2.02                      2.17
 2004                        2,879            1.83                      2.75
 Equity Value
 2005                            5            0.66                      0.39
 2004                          380           63.81                     80.89
 Growth
 2005                        6,473            2.71                      2.88
 2004                        5,448            1.85                      1.62
 2003                        7,332            4.93                      6.20
 International
 Emerging Markets
 2005                       49,626            8.74                     10.66
 2004                       42,993           11.31                     11.29
 2003                       17,407           12.45                     16.69
 International
 SmallCap
 2005                       44,995            7.24                      6.90
 2004                       29,272            5.77                      5.27
 2003                       17,176            5.52                      4.94
 LargeCap Blend
 2005                        4,408            3.84                      4.28
 2004                        5,416            3.90                      3.89
 2003                        4,492            7.32                      3.64
 LargeCap Growth
 Equity
 2005                          675            2.61                      2.67
 2004                        2,424            4.17                      3.52
 2003                        1,284            4.98                      4.60
 LargeCap Stock Index
 2005                        2,888           24.42                     25.30
 2004                        1,805            7.91                      9.75
 2003                           19            0.11                      0.14
 LargeCap Value
 2005                          517            0.91                      2.94
 2003                          513            0.81                      0.24
 MidCap
 2005                       24,275            4.28                      2.62
 2004                       13,964            3.20                      3.16
 2003                        8,025            1.98                      4.27
 MidCap Growth
 2005                        7,585            5.69                      5.02
 2004                        2,374            3.49                      3.79
 2003                        9,287           13.41                     16.57
 MidCap Value
 2005                        2,547            1.82                      2.79
 2004                        1,909            1.66                      1.63
 2003                          729            0.83                      0.71
 Real Estate
 Securities
 2005                        1,732            1.85                      0.55
 2004                        4,414            2.28                      3.38
 2003                        4,463            3.14                      5.30
 SmallCap
 2005                        8,836            2.38                      5.73
 2004                       18,858            3.62                      5.72
 2003                       17,231            5.20                      4.42
 SmallCap Growth
 2005                        1,283            0.95                      1.95
 2004                        1,170            1.50                      1.06
 2003                        2,555            3.72                      2.24
 SmallCap Value
 2005                       11,214            7.39                     10.25
 2004                        8,864            8.12                      8.14
 2003                       10,275            7.83                      8.07

                             COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Blend
 2005                         132             0.11                     0.04
 2004                         205             0.15                     0.06
 MidCap Value
 2005                         255             0.18                     0.13
 SmallCap Value
 2005                         295             0.19                     0.25
 2004                       3,180             2.91                     2.21


                                     COMMISSIONS PAID TO NEUBERGER BERMAN
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                         515             0.38                      0.29
 Equity Growth
 2003                       1,440             0.16                      0.17
 MidCap Value
 2005                         510             0.37                      0.09
 2004                         152             0.13                      0.15
 2003                      43,708            50.06                     47.69



                                      COMMISSIONS PAID TO PERSHING, LLC
                                      ---------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2005                         148             0.04                     0.04
 LargeCap Value
 2005                         366             0.64                     0.52
 MidCap Value
 2005                       2,326             1.67                     0.64
 SmallCap Growth
 2005                         810             0.60                     0.26

                                   COMMISSIONS PAID TO SANFORD C. BERNSTEIN
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       3,646             2.66                      1.93
 Balanced
 2005                       4,586             3.64                      2.93
 2004                       4,410             2.17                      2.15
 2003                       8,693             2.86                      3.32
 Capital Value
 2005                       8,537             1.07                      1.08
 2004                       8,175             0.59                      0.60
 2003                      20,011             1.99                      2.59
 Diversified
 International
 2004                       2,568             0.19                      0.20
 Equity Growth
 2005                       9,696             2.95                      1.93
 2004                      14,693             1.71                      1.29
 2003                      15,950             1.77                      1.80
 Equity Income
 2005                       1,025             0.65                      0.48
 2004                         152             0.10                      0.29
 2003                         935             0.66                      0.56
 Equity Value
 2005                         173            21.06                     26.85
 Growth
 2005                       1,819             0.76                      0.76
 2004                       6,033             2.04                      1.85
 2003                       5,288             3.56                      2.48
 LargeCap Blend
 2005                       4,302             3.74                      2.99
 2004                       2,015             1.45                      1.03
 LargeCap Growth
 Equity
 2003                         123             0.48                      0.42
 LargeCap Stock Index
 2003                          35             0.20                      0.26
 LargeCap Value
 2005                      35,845            63.08                     59.69
 2004                      56,234            62.53                     63.25
 2003                      38,590            61.28                     67.61
 MidCap
 2005                      10,570             1.87                      1.63
 2004                       3,531             0.81                      1.24
 2003                      11,216             2.77                      3.55
 MidCap Growth
 2005                         448             0.34                      0.48
 MidCap Value
 2005                       5,155             3.69                      3.17
 2004                       4,285             3.72                      3.78
 2003                       1,805             2.07                      1.73
 SmallCap
 2005                       1,289             0.35                      0.49
 2004                      11,082             2.13                      2.50
 2003                      19,669             5.94                      9.69
 SmallCap Growth
 2005                         300             0.22                      0.40
 2004                         255             0.33                      0.77
 2003                         785             1.14                      0.82
 SmallCap Value
 2005                       6,032             3.98                      5.67
 2004                         897             0.82                      0.81
 2003                       4,666             3.56                      3.36

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Income
 2005                      24,297             15.36                    11.76
 2004                       4,145              2.63                     4.62
 2003                      16,250            100.00                   100.00


                               COMMISSIONS PAID TO UBS FINANCIAL SERVICES INC.
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Growth
 Equity
 2003                        125              0.48                     0.26
 SmallCap Growth
 2005                        595              0.44                     0.20
 2004                        226              0.29                     0.30
 2003                        936              1.36                     1.33
 SmallCap Value
 2003                        297              0.23                     0.19


                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                                    --------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2005                        4,353           12.28                     18.06
 2004                        5,801           17.66                     17.13
 2003                       46,382           33.81                     39.17
 Balanced
 2005                        7,064            5.61                      5.55
 2004                       12,868            6.33                      8.96
 2003                       33,899           11.17                     15.37
 Capital Value
 2005                       60,571            7.60                      8.34
 2004                      104,579            7.51                      8.87
 2003                       87,090            8.67                     10.86
 Diversified
 International
 2005                      160,448           13.15                     15.16
 2004                      194,788           14.44                     18.26
 2003                       86,477           12.30                     13.09
 Equity Growth
 2005                       26,355            8.01                      6.40
 2004                       47,642            5.56                      5.76
 2003                       57,221            6.35                      6.01
 Equity Income
 2005                       19,629           12.41                     13.70
 2004                       19,369           12.31                      9.05
 Equity Value
 2005                           18            2.19                      0.66
 2004                            2            0.34                      0.10
 Growth
 2005                       13,560            5.68                      3.71
 2004                        9,409            3.19                      3.00
 2003                        5,564            3.74                      3.50
 International
 Emerging Markets
 2005                       76,236           13.43                     14.10
 2004                       43,829           11.53                     13.81
 2003                       14,588           10.43                     12.65
 International
 SmallCap
 2005                       71,751           11.54                     12.82
 2004                       55,236           10.88                     11.31
 2003                       38,541           12.39                     12.46
 LargeCap Blend
 2005                        6,302            5.48                      6.26
 2004                       14,853           10.69                      8.02
 2003                          805            1.31                      1.08
 LargeCap Growth
 Equity
 2005                        1,349            5.21                      4.07
 2004                        1,765            3.03                      2.25
 2003                          258            1.00                      1.43
 LargeCap Stock Index
 2005                           47            0.40                      0.41
 2004                          891            3.90                      4.86
 2003                          101            0.56                      0.73
 LargeCap Value
 2005                          691            1.22                      5.79
 2004                        4,717            5.24                      3.96
 MidCap
 2005                       17,814            3.14                      3.12
 2004                       25,361            5.81                      6.08
 2003                       30,964            7.64                      9.11
 MidCap Growth
 2005                        1,596            1.20                      1.08
 MidCap Value
 2005                        1,614            1.16                      1.08
 2004                        2,055            1.78                      1.64
 2003                        1,782            2.04                      2.38
 Real Estate
 Securities
 2005                        2,100            2.25                      1.71
 2004                       13,426            6.94                      5.39
 2003                        5,801            4.09                      3.36
 SmallCap
 2005                       20,872            5.62                      5.47
 2004                       23,783            4.56                      7.20
 SmallCap Growth
 2005                        1,939            1.44                      2.38
 SmallCap Value
 2005                        5,015            3.31                      2.52
 2004                       11,317           10.37                     10.20

ALLOCATION OF TRADES BY THE SUB-ADVISORS
Each Sub-Advisor manages a number of accounts other than the Account's portfolios. Each Sub-Advisor has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Account portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open, at the close of business of the Exchange (normally 3:00 p.m. Central time). The NAV of Account shares is not determined on days the NYSE is closed

(generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

For all Accounts except the Money Market Account
                            --------------------


In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.


Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.


Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.


A Fund's securities may be traded on foreign securities markets that close each day prior to the time the New York Stock Exchange closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.


Money Market Account
--------------------
The share priceof shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Board of Directors have established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly consider what action, if any, will be initiated. In the event the Board of Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


CALCULATION OF PERFORMANCE DATA


FOR ALL ACCOUNTS EXCEPT THE MONEY MARKET ACCOUNT
An Account's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of an Account's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in an Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. In addition, the calculations of total return and yield for the Accounts do not include any separate account expenses or contract level expenses.

Comparative performance information may be used from time to time in advertising the Accounts, including appropriate market indices including the benchmarks shown in the prospectus for the Account or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Account may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Accounts; 5) descriptions of investment strategies for one or more of the Accounts; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Accounts; 7) comparisons of investment products (including the Accounts) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Account's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Account may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Accounts.

Money Market Account Yield
--------------------------
The Money Market Account may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 2005, the Money Market Account's yield was 3.42%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 2005, the Money Market Account's effective yield was 3.47%.


The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.


Total Return for all other Accounts
-----------------------------------
When advertising total return figures, each of the other Accounts will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

Principal Underwriter
---------------------
Princor Financial Services Corporation ("Princor") is the principal underwriter of the Fund and offers shares of each Account on a continuous basis. As principal underwriter, Princor is paid for the distribution of the Fund. For the last three fiscal years, Princor has received and returned the following commissions:

        2005                   2004                    2003
        ----                   ----                    ----
     $42,488,646            $38,938,760             $30,520,667



Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Each Account offers Class 1 shares. The Accounts that offer Class 2 shares are identified in the chart included under the heading "Fund History".


The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.


Rule 12b-1 Fees / Distribution Plans and Agreements
---------------------------------------------------
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement.

In adopting the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


The Plan provides that each Account makes payments to Princor from assets of the Class 2 shares to compensate Princor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Account. Such services may include:

.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Account reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Account pays Princor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

Princor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.


At least quarterly, Princor will provide to the Fund's Board of Directors, and the Board will review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Under the Plan, the Accounts have no legal obligation to pay any amount that exceeds the compensation limit. The Accounts do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with the Plan. All fees paid under a Account's Rule 12b-1 Plan are paid to Princor which may not use such fees to finance the distribution of the shares of another Account.


TAX STATUS


It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account.


For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.


The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.


GENERAL INFORMATION


LargeCap Stock Index Account only
---------------------------------
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PORTFOLIO HOLDINGS DISCLOSURE

A mutual fund and its investment adviser may disclose information regarding the Account's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The portfolio information included in these filings is as of the last calendar day of the respective fiscal quarter. The information is public information upon filing with the SEC. The Fund also publishes portfolio holdings information as of the end of the most recent calendar quarter for each of the Fund's portfolios on the principal.com website. The information will be published on the first business day of the second month following the end of the calendar quarter (e.g. June 30 portfolio holdings information would be published on the website on the first business day of August). The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default; or similar events on portfolio holdings. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.


POLICY. The Fund and the Manager have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

 1) Daily to the Fund's portfolio pricing services to obtain prices for portfolio securities;


 2) Upon proper request to government regulatory agencies or to self regulatory organizations;

 3) As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

 4) To the Account adviser's or sub-adviser's proxy service provider to facilitate voting of proxies;

 5) To the Account's custodians in connection with the services provided by the custodian to the Account; and

 6) To such other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Account's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's CCO must approve such disclosure, in writing before it occurs.

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.


The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Rating Definitions:


Long-Term Obligation Ratings


Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. they address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B: Obligations rated B are considered speculative and are subject to high credit risk.


Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicate a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generate rating category.


SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings:


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.


A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES
The Proxy voting policies applicable to each Account follow.

                                  OCTOBER 2005

                        ALLIANCE CAPITAL MANAGEMENT L.P.

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

                                  INTRODUCTION




As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.


CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES
-----------------------

PROXY VOTING COMMITTEES
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


 CONFLICTS OF INTEREST
----------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


PROXIES OF CERTAIN NON-US ISSUERS
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period).
 Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.
 Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

LOANED SECURITIES
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


PROXY VOTING RECORDS
--------------------

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.




                          AMERICAN CENTURY INVESTMENTS
                             PROXY VOTING POLICIES




American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the "Adviser") are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.


GENERAL PRINCIPLES
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A.ROUTINE MATTERS

 1) ELECTION OF DIRECTORS


  a)
    GENERALLY. THE ADVISER will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

  b) COMMITTEE SERVICE. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

  C)
    CLASSIFICATION OF BOARDS. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

  D)
    MAJORITY INDEPENDENT BOARD. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

  E)WITHHOLDING CAMPAIGNS. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

 2) RATIFICATION OF SELECTION OF AUDITORS

The Adviser will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.


B. EQUITY-BASED COMPENSATION PLANS

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.


The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


The Adviser will generally vote against the adoption of plans or plan amendments that:

.. provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);. reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
.. establish restriction periods shorter than three years for restricted stock grants;
.. do not reasonably associate awards to performance of the company; and .. are excessively dilutive to the company.

C.ANTI-TAKEOVER PROPOSALS

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.


 1) CUMULATIVE VOTING


The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.


 2) STAGGERED BOARD

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.


 3) BLANK CHECK" PREFERRED STOCK

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.


 4) ELIMINATION OF PREEMPTIVE RIGHTS

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

 5) NON-TARGETED SHARE REPURCHASE

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.


 6) INCREASE IN AUTHORIZED COMMON STOCK

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.


 7) "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.


 8) "FAIR PRICE" AMENDMENTS

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.


 9)  LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.


 10) POISON PILLS OR SHAREHOLDER RIGHTS PLANS

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.


We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.


 11)  GOLDEN PARACHUTES

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.


 12)  REINCORPORATION

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.


 13)  CONFIDENTIAL VOTING

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.


 14)  OPTING IN OR OUT OF STATE TAKEOVER LAWS

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.

C. OTHER MATTERS

 1) SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS


The Adviser will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser's clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.


 2) ANTI-GREENMAIL PROPOSALS

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.


 3) INDEMNIFICATION

The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.


 4) NON-STOCK INCENTIVE PLANS

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.


 5) DIRECTOR TENURE

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.


 6) DIRECTORS' STOCK OPTIONS PLANS

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

 7) DIRECTOR SHARE OWNERSHIP

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Adviser's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser's clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).


************************************************************


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by the Adviser's staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.





Original 6/1/1989


Revised 12/05/1991


Revised 2/15/1997


Revised 8/1/1999


Revised 7/1/2003


Revised 12/13/2005

                           COLUMBUS CIRCLE INVESTORS
                              PROXY VOTING POLICY
                                      2006

I. PROCEDURES
   ----------

  Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.


  For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.


  In addition to voting proxies for clients, Columbus Circle:


 1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;


 2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

 3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

 4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

 5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;

  Frank Cuttita, Columbus Circle's Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle's proxy voting process.
   Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.


 II. VOTING GUIDELINES
     -----------------

  Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.


  To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.


  Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A. MANAGEMENT PROPOSALS:

  1.When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

    . "Normal" elections of directors
    . Approval of auditors/CPA
    . Directors' liability and indemnification
    . General updating/corrective amendments to charter
    . Elimination of cumulative voting
    . Elimination of preemptive rights

   2.When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

    . Capitalization changes that eliminate other classes of stock and voting rights
    . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
    . Stock purchase plans with an exercise price of not less than 85% FMV
    . Stock option plans that are incentive based and not excessive
    . Reductions in supermajority vote requirements
    . Adoption of antigreenmail provisions

  3.When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

    . Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
    . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
    . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
    . Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
    . Classified or single-slate boards of directors
    . Reincorporation into a state that has more stringent anti-takeover and related provisions
    . Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
    .  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
    . Amending articles to relax quorum requirements for special resolutions
    . ^ Re-election of director(s) directly responsible for a company's fraudulent or criminal act
    . ^ Re-election of director(s) who holds offices of chairman and CEO
    . Re-election of director(s) who serve on audit, compensation and nominating committees
    . ^ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
    . ^ Adoption of option plans/grants to directors or employees of related companies
    . ^ Lengthening internal auditors' term in office to four years

B. SHAREHOLDER PROPOSALS:

  Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.


  1.When voting shareholder proposals, in general, initiatives related to the following items are supported:

    . Auditors should attend the annual meeting of shareholders
    . ^Election of the board on an annual basis
    .  Equal access to proxy process
    . ^Submit shareholder rights plan poison pill to vote or redeem
    . ^Undo various anti-takeover related provisions
    . ^Reduction or elimination of super-majority vote requirements
    . Anti-greenmail provisions
    . ^ Submit audit firm ratification to shareholder votes
    . Audit firm rotations every five or more years
    . Requirement to expense stock options
    . ^ Establishment of holding periods limiting executive stock sales . ^ Report on executive retirement benefit plans
    . ^ Require two-thirds of board to be independent
    . ^ Separation of chairman and chief executive posts

  2.When voting shareholder proposals, in general, initiatives related to the following items are not supported:

    . Requiring directors to own large amounts of stock before being eligible to be elected
    . Restoring cumulative voting in the election of directors
    . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
    . Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as
      specific     boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
    . Restrictions banning future stock option grants to executives except in extreme cases

  3.Additional shareholder proposals require case-by-case analysis

    . Prohibition or restriction of auditors from engaging in non-audit services
      (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
    . Requirements that stock options be performance-based
    . Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval
    . Shareholder access to nominate board members^
    . Requiring offshore companies to reincorporate into the United States

  Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

  Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time.
   Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.


III. CONFLICTS OF INTEREST

  Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.


  Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.


  In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.





  Eff. 01/20/2006

                             EMERALD ADVISERS, INC.
                              PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI's policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund's management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:


 1) Selecting proper directors

 2) Insuring that these directors have properly supervised management
 3) Resolve issues of natural conflict between shareholders and managers
  a) Compensation
  b) Corporate Expansion
  c) Dividend Policy
  d) Free Cash Flow
  e) Various Restrictive Corporate Governance Issues, Control Issues, etc.
  f) Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.


I. BOARD OF DIRECTORS

  In theory, the Board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders' ongoing financial interest and to properly conduct a board member's oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision-making on behalf of the owners of the corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.


  A. ELECTION OF DIRECTORS, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
    . Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
    . Votes should be case in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
    . Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
    . Votes should be withheld for directors who nay have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
    . Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
    . Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for absences.
    . Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
    . Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders' views, review management, and provide oversight of the board and their directors.

  B. SELECTION OF ACCOUNTANTS: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

  C. INCENTIVE STOCK PLANS. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

  D. CORPORATE RESTRUCTURING PLANS or company name changes, will generally be evaluated on a case by case basis.

  E. ANNUAL MEETING LOCATION.

    This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. RESOLUTION: EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.


  F.   PREEMPTIVE RIGHTS.

    This is usually a shareholder request enabling shareholders to participate first in any new offering of company common stock. RESOLUTION: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.


  G.  MERGERS AND/OR ACQUISITIONS.

    Each Merger and/or acquisition has numerous ramifications for long term shareholder value. RESOLUTION: After in-depth valuation EAI will vote its shares on a case by case basis.


II.  CORPORATE GOVERNANCE ISSUES

  These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.


  A. PROVISIONS RESTRICTING SHAREHOLDER RIGHTS.

    These provisions would hamper shareholders' ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. RESOLUTION: Vote AGAINST
                                                     ------------------------
    management proposals to implement such restrictions and vote For shareholder
    ----------------------------------------------------------------------------
    proposals to eliminate them.
    ----------------------------


  B. ANTI-SHAREHOLDER MEASURES

    These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interest of shareholders since they do not allow for the most productive use of corporate assets.


    1. CLASSIFICATION OF THE BOARD OF DIRECTORS:
      A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. RESOLUTION: Vote AGAINST proposals to classify the Board and
                    ------------------------------------------------------------
      support proposals (usually shareholder initiated) to implement annual
      ---------------------------------------------------------------------
      election of the Board.
      ----------------------


    2. SHAREHOLDER RIGHTS PLANS (POISON PILLS):
      Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.
      RESOLUTION: Vote Against proposals to adopt Shareholder Rights Plans, and
      -------------------------------------------------------------------------
      vote For Shareholder proposals eliminating such plans.
      ------------------------------------------------------


    3. UNEQUAL VOTING RIGHTS:
      A takeover defense, also known as superstock, which give holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. RESOLUTION: Vote AGAINST proposals creating different classes of
               ----------------------------------------------------------------
      stock with unequal voting privileges.
      -------------------------------------

    4. SUPERMAJORITY CLAUSES:
      These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. RESOLUTION: Vote AGAINST management proposals
                                  ---------------------------------------------
      to implement supermajority clauses and support shareholder proposals to
      -----------------------------------------------------------------------
      eliminate them.
      ---------------


    5. FAIR PRICE PROVISIONS:
      These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. RESOLUTION: Vote AGAINST management
                                          -----------------------------------
      proposals to implement fair price provisions and vote FOR shareholder
      ---------------------------------------------------------------------
      proposals to eliminate them. CAVEAT: Certain fair price provisions are
      ---------------------------
      legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholders' interest.


    6. INCREASES IN AUTHORIZED SHARES AND/OR CREATION OF NEW CLASSES OF COMMON AND PREFERRED STOCK:
      a. INCREASING AUTHORIZED SHARES.
        EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would indicate stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case by case basis, vote AGAINST management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its rights to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.


      b. CREATION OF NEW CLASSES OF STOCK.
        Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Resolution: EAI would vote AGAINST
                                            ----------------------------------
        management in allowing the Board the discretion to issue any type of
        --------------------------------------------------------------------
        "blank check" stock without shareholder approval.
        -------------------------------------------------


  C. DIRECTORS AND MANAGEMENT LIABILITY AND INDEMNIFICATION

    These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case by case basis,
                                         ------------------------------------
    EAI votes AGAINST attempts by management to eliminate director's and
    --------------------------------------------------------------------
    management liability for their duty of care.
    --------------------------------------------


  D. COMPENSATION PLANS (INCENTIVE PLANS)

    Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
    Resolution: On a case by case basis, vote AGAINST attempts by management to
    ---------------------------------------------------------------------------
    adopt proposals that are specifically designed to grossly or unduly benefit
    ---------------------------------------------------------------------------
    members of executive management in the event of an acquisition.
    ---------------------------------------------------------------


  E. GREENMAIL

    EAI would not support management in the payment of greenmail. Resolution:
                                                                  -----------
    EAI would vote FOR any shareholder resolution that would eliminate the
    ----------------------------------------------------------------------
    possibility of the payment of greenmail.
    ----------------------------------------

  F. CUMULATIVE VOTING

    Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Resolution: Cumulative voting tends to serve special
                           ----------------------------------------------------
    interests and not those of shareholders, therefore EAI will vote AGAINST any
    ----------------------------------------------------------------------------
    proposals establishing cumulative voting and For any proposal to eliminate
    --------------------------------------------------------------------------
    it.
    ---


  G. PROPOSALS DESIGNED TO DISCOURAGE MERGERS & ACQUISTIONS IN ADVANCE

    These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluation takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluation an acquisition proposal". Directors are elected to primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviated from those interests. Resolution: EAI will vote AGAINST proposals
                                   -------------------------------------------
    that would discourage the most productive use of corporate assets in
    --------------------------------------------------------------------
    advance.
    --------


  H. CONFIDENTIAL VOTING

    A company that does not have a secret ballot provision had the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote FOR
                                                           --------------------
    proposals to establish secret ballot voting.
    --------------------------------------------


  I.   DISCLOSURE

    Resolution: EAI will vote AGAINST proposals that would require any kind of
                --------------------------------------------------------------
    unnecessary disclosure of business records. EAI will vote For proposals that
    ----------------------------------------------------------------------------
    require disclosure of records concerning unfair labor practices or records
    --------------------------------------------------------------------------
    dealing with the public safety.
    -------------------------------


  J.   SWEETENERS

    Resolution: EAI will vote AGAINST proposals that include what are called
    ------------------------------------------------------------------------
    "sweeteners" used to entice shareholders to vote for a proposal that
    --------------------------------------------------------------------
    includes other items that may not be in the shareholders' best interest. For
    ----------------------------------------------------------------------------
    instance, including a stock split in the same proposal as a classified
    ----------------------------------------------------------------------
    Board, or declaring an extraordinary dividend in the same proposal
    ------------------------------------------------------------------
    installing a shareholders' rights plan (Poison Pill).
    -----------------------------------------------------


  K. CHANGING THE STATE OF INCORPORATION

    If management sets forth a proposal to change the State of Incorporation, the reason for the change is usually to take advantage of another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: ON
                                                                 --------------
    A CASE BY CASE BASIS, EAI will vote AGAINST proposals changing the State of
    ---------------------------------------------------------------------------
    Incorporation for the purposes of their anti-shareholder provisions and will
    ----------------------------------------------------------------------------
    support shareholder proposals calling for reincorporation into a
    ----------------------------------------------------------------
    jurisdiction more favorable to shareholder democracy.
    -----------------------------------------------------


  L. EQUAL ACCESS TO PROXY STATEMENTS

    EAI supports stockholders' rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI
                                                                ---------------
    will support any proposal calling for equal access to proxy statements.
    -----------------------------------------------------------------------

  M.  ABSTENTION VOTES

    EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal
                                                 --------------------
    should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company's
                ---------------------------------------------------------------
    by-laws or articles of incorporation to reflect the proper account for
    ----------------------------------------------------------------------
    abstention votes.
    -----------------


III.  OTHER ISSUES

  On other major issues involving questions of community interest, moral and
  social     concern, fiduciary trust and respect for the law such as:

  A. Human Rights

  B. Nuclear Issues

  C. Defense Issues

  D. Social Responsibility

  EAI, in general supports the position of management. Exceptions to this policy include:


    1. SOUTH AFRICA
      EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.


    2. NORTHERN IRELAND
      EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.


The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex.
 If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote
proxies for that client.    If a particular client for whom Essex has investment
discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies. .


VOTING AGENT
Essex has contracted with an independent third party, Institutional Shareholders Services ("ISS"), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting. ISS researches proxy issues and then independent from Essex executes votes.

Essex has adopted ISS' proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. There are three sets of ISS proxy voting policy guidelines adopted by Essex, two for Taft-Hartley Union/Public Plan Sponsor clients (PVS or SIRS proxy voting policy and guidelines) and another, for all other clients, covering U.S. and global
proxies.    It is the client's decision as to which set of guidelines will be used to vote its proxies.


Details of ISS' proxy voting policy guidelines are available upon request.


In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.


PROXY VOTING COMMITTEE
Essex's Proxy Voting Committee is responsible for deciding what is in the best
interests of clients when determining how proxies are voted.   The Committee
meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), ISS' proxy voting policies as Essex's own proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

CONFLICTS OF INTEREST
As noted, Essex has an agreement with ISS as an independent proxy voting agent and Essex has adopted the ISS proxy voting policies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex's clients' behalf. In those situations, ISS will fully or partially abstain from voting and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Compliance Officer must approve any decision made on such vote prior to the vote being cast.


Essex's Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from
ISS.    In both of the preceding circumstances, the Committee and Essex's
Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.


HOW TO OBTAIN VOTING INFORMATION
Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                              GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")
                      PROXY VOTING POLICIES AND PROCEDURES




I.INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.


This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.


GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.


II.PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:


 1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;


 2) ensure that proxies are voted and submitted in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A.
 GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.


Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.


III.PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

 1) Implementing and updating the applicable domestic and global ISS proxy voting guidelines;


 2) Overseeing the proxy voting process; and

 3) Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.


IV.CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.


In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.


In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:


 1) GMO has a business relationship or potential relationship with the issuer;


 2) GMO has a business relationship with the proponent of the proxy proposal; or

 3) GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.


V.RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures which shall be made available to clients, upon request;


 2) a record of each vote cast (which ISS maintains on GMO's behalf); and

 3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.


VII.DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.


Effective:  August 6, 2003




                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.





1.AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

.. . An auditor has a financial interest in or association with the company, and is therefore not independent
.. . Fees for non-audit services are excessive, or .. . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.




CLASSIFICATION/DECLASSIFICATION OF THE BOARD


Vote AGAINST proposals to classify the board.


Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent
..
SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.


6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.


7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
.. . It is intended for financing purposes with minimal or no dilution to current shareholders
.. . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.


Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.




MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
.. . Historic trading patterns

.. . Rationale for the repricing
.. . Value-for-value exchange
.. . Option vesting
.. . Term of the option
.. . Exercise price
.. . Participation



EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
.. . Purchase price is at least 85 percent of fair market value
.. . Offering period is 27 months or less, and .. . Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION


Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


10.SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.


In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.




                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

Following is a concise summary of general policies for voting global proxies.
 In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
.. . there are concerns about the accounts presented or audit procedures used; or .. . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
..

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
.. . there are serious concerns about the accounts presented or the audit procedures used;
.. . the auditors are being changed without explanation; or .. . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
.. . there are serious concerns about the statutory reports presented or the audit procedures used;
.. . questions exist concerning any of the statutory auditors being appointed; or .. . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
.. . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
.. . the payout is excessive given the company's financial position.



STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
.. . there are clear concerns about the past performance of the company or the board; or
.. . the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.


Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.


Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.


Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
.. . there are serious questions about actions of the board or management for the year in question; or
.. . legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.



BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



SHARE ISSUANCE REQUESTS
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.



INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
.. . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or .. . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.




CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.



PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.



SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
.. . clear evidence of past abuse of the authority is available; or .. . the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
.. . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or .. . the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.


ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.


Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      JACOBS LEVY EQUITY MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES




                             AS OF JANUARY 1, 2006



I.POLICY



 Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients and in accordance with these policies and procedures.


II.PROXY VOTING PROCEDURES



 Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting.
  Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Compliance Officer. Portfolio Accountants will:



  a) download share information from client's custodian through ADP Proxy Edge;



  b) reconcile share information between Jacobs Levy's accounting records and the custodian's records and resolve any variances; and

  c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge.
     Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary).
     Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.

 Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.


III.VOTING GUIDELINES

 Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.


 Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS' recommendations, except as provided in (a) - (d) below:



  a) There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

  b) It is Jacobs Levy's belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

  c) In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

  d) Any issue with a new ISS proxy issue code will be forwarded to one of the Principals or the Compliance Officer for review and determination of how the proxy should be voted.

IV.CONFLICTS OF INTEREST

  a) The Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

  b) If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

V.DISCLOSURE

  a) Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Peter A. Rudolph, via email or telephone at pete.rudolph@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.

  b) A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.

VI. RECORDKEEPING

 The Manager of Portfolio Accounting and Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

  a) Copies of these proxy voting policies and procedures, and any amendments thereto.



  b) A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

  c) A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

  d) A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

  e) A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

                                   EXHIBIT A
                     VOTING POLICY ON SPECIFIC PROXY ISSUES

                      MANAGEMENT PROPOSALS - ROUTINE/BUSINESS
       ISSUE
        CODE                        DESCRIPTION                         VOTE
       -----                        -----------
      M0101     Ratify Auditors                                      For
      M0106     Amend Articles/Charter-General Matters               For
      M0111     Change Company Name                                  For
      M0117     Designate Inspector or Shareholder Rep. of Minutes
                of Meetings                                          For
      M0119     Reimburse Proxy Contest Expense                      Against
      M0124     Approve Stock Dividend Program                       For
      M0125     Other Business                                       Against
      M0129     Approve Minutes of Meeting                           For
      M0136     Approve Auditors and Authorize Board to Fix
                Remuneration of Auditors                             For
      M1050     Receive Financial Statements and Statutory Reports   For


                     MANAGEMENT PROPOSALS - DIRECTOR RELATED
       ISSUE
        CODE                       DESCRIPTION                        VOTE
       -----                       -----------                        ----
      M0201     Elect Directors                                    For
      M0205     Allow Board to Set its Own Size                    Against
      M0206     Classify the Board of Directors                    Against
      M0207     Eliminate Cumulative Voting                        For
      M0215     Declassify the Board of Directors                  For
      M0218     Elect Directors to Represent Class X Shareholders  For
      M0226     Classify Board and Elect Directors                 Against


                      MANAGEMENT PROPOSALS - CAPITALIZATION
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      M0304     Increase Authorized Common Stock                    For
      M0308     Approve Reverse Stock Split                         For
      M0309     Approve Increase in Common Stock and a Stock Split  For
      M0314     Eliminate Preemptive Rights                         For
      M0316     Amend Votes Per Share of Existing Stock             Against
      M0320     Eliminate Class of Preferred Stock                  For
      M0322     Cancel Company Treasury Shares                      For
      M0325     Reduce Authorized Common Stock                      For
      M0374     Approve Reduction in Share Capital                  For


                   MANAGEMENT PROPOSALS - NON-SALARY COMP.
       ISSUE
        CODE                     DESCRIPTION                       VOTE
       -----                     -----------                       ----
      M0510     Approve Employee Stock Purchase Plan            For
      M0512     Amend Employee Stock Purchase Plan              For
      M0534     Approve/Amend 401(k)/Savings Plan               For
      M0537     Approve/Amend Supplemental Retirement Plan      For

                   MANAGEMENT PROPOSALS - ANTI-TAKEOVER RELATED
       ISSUE
        CODE                        DESCRIPTION                         VOTE
       -----                        -----------                         ----
      M0604     Provide Directors May Only be Removed For Cause      Against
      M0605     Adopt or Increase Supermajority Vote Requirement
                for Amendments                                       Against
      M0606     Adopt or Increase Supermajority Vote Requirement
                for Mergers                                          Against
      M0607     Adopt or Increase Supermajority Vote Requirement
                for Removal of Directors                             Against
      M0608     Reduce Supermajority Vote Requirement                For
      M0618     Eliminate Right to Call Special Meeting              Against
      M0622     Consider Non-Financial Effects of Mergers            Against
      M0627     Permit Board to Amend Bylaws Without  Shareholder
                Consent                                              Against
      M0653     Authorize Board to Issue Shares in the Event of a
                Public Tender Offer or Share Exchange Offer          Against


                   SHAREHOLDER PROPOSALS - ROUTINE/BUSINESS
       ISSUE
        CODE                     DESCRIPTION                       VOTE
       -----                     -----------                       ----
      S0102     Change Date/Time of Annual Meeting              Against
      S0106     Initiate Payment of Cash Dividend               Against
      S0110     Establish Shareholder Advisory Committee        Against


                     SHAREHOLDER PROPOSALS - DIRECTOR RELATED
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      S0201     Declassify the Board of Directors                   For
      S0202     Establish Term Limits for Directors                 Against
      S0207     Restore or Provide for Cumulative Voting            Against
      S0209     Establish Director Stock Ownership Requirement      Against
      S0211     Establish Mandatory Retirement Age for Directors    Against
      S0214     Remove Existing Directors                           Against
      S0215     Require Majority of Independent Directors on Board  Against


                     SHAREHOLDER PROPOSALS - CORP GOVERNANCE
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      S0304     Provide for Confidential Voting                     For
      S0306     Submit All Acquisition Offers for Shareholder Vote  Against
      S0307     Restore Preemptive Rights of Shareholders           Against
      S0311     Reduce Supermajority Vote Requirement               For
      S0320     Submit Preferred Stock Issuance to Vote             For

                       SHAREHOLDER PROPOSALS - COMPENSATION
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      S0501     Restrict Executive Compensation Plan Awards         Against
      S0503     Increase Disclosure of Executive Compensation       Against
      S0504     Limit Executive Compensation                        Against
      S0505     Terminate Executive Compensation Plan               Against
      S0510     Link Executive Compensation to Social Issues        Against
      S0512     Performance-Based/Index Option                      Against
      S0513     Put Repricing of Stock Options to Shareholder Vote  For


               SHAREHOLDER PROPOSALS - GENERAL ECONOMIC ISSUES
       ISSUE
        CODE                      DESCRIPTION                      VOTE
       -----                      -----------                      ----
      S0602     Report of Bank Lending Policies                  Against


                        SHAREHOLDER PROPOSALS - OTHER/MISC.
       ISSUE
        CODE                        DESCRIPTION                         VOTE
       -----                        -----------                         ----
      S0805     Report on Government Service of Employees             Against
      S0806     Report on Charitable Contributions                    Against
      S0807     Report on Corporate Political
                Contributions/Activities                              Against

                           JPMORGAN ASSET MANAGEMENT
             GLOBAL PROXY VOTING PROCEDURES AND GUIDELINES SUMMARY
                                  2005 EDITION
                                 APRIL 6, 2005







As an investment adviser, J.P. Morgan Investment Management Inc. ("J.P. Morgan") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.


J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.


Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.


To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY
                              (APPROVED 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").


2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.


3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.


4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.


5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.


6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.


  With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.


7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.


8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.


9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.


10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.


11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES




I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
------------
procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
-----------------------
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.





Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process
---------------------------------------------
is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.


II.GENERAL PROXY VOTING GUIDELINES
----------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.





III.GUIDELINES
--------------

    A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


      i. General.
         --------

     1.Generally, routine management proposals will be supported. The following are examples of routine management proposals:

       . . Approval of financial statements, director and auditor reports.
       . . General updating/corrective amendments to the charter.
       . . Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.


    3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.


    4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.


    5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.


    6. Proposals to require the company to expense stock options will be supported.


    7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.


    8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.


    9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.





    ii. Election of Directors.  In situations where no conflict exists and where
        ----------------------
      no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.The following proposals generally will be supported:

       . . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.
       . . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

    2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:


    (a)If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;


    (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


    (c) A direct conflict exists between the interests of the nominee and the public shareholders;


    (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;


    (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or


    (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).





    iii. Auditors
         --------


    1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.


    2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.


    3. Proposals to indemnify auditors will not be supported.





    iv. Anti-Takeover Matters
        ---------------------


    1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.


    2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


    3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.





    B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:. Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

      . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
      . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
      . Proposals for share repurchase plans.
      . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
      . Proposals to effect stock splits.
      . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.
         Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.




    2. The following proposals generally will not be supported (notwithstanding management support).

      . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.
      . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
      . Proposals to create  "blank check" preferred stock.
      . Proposals relating to changes in capitalization by 100% or more.




    C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:

      . Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.
      . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
      . Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
      . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.


    3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.





    4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.





    D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

    2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.





    E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE


    The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.


    i. Corporate Transactions
       ----------------------

      . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.
         Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

    ii. Compensation
        ------------

      . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
         With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.
      . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.
      . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

    iii. Other
         -----

      . Proposals for higher dividend payouts.
      . Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.
      . Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.
      . Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.
      . Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY




    A. PROXY REVIEW COMMITTEE


    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.


     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.


    (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.


    (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific
      direction has not been provided in this Policy.   Split votes generally
      will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.


    (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.





    B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST





    1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.


    2. A material conflict of interest could exist in the following situations, among others:

    (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;


    (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or


    (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).





    C. PROXY VOTING REPORTS


    (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.


    (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                             NEUBERGER BERMAN, LLC
                        NEUBERGER BERMAN MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                        NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

 A) Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.


 B) NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

 C) NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

 D) In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

 E) In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

 F) There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

 A) NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:


 1) developing, authorizing, implementing and updating NB's policies and procedures;


 2) overseeing the proxy voting process; and

 3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

 B) Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

 C) The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

 D) In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.  PROXY VOTING GUIDELINES

 A) NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.


 B) Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

 C) There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  PROXY VOTING PROCEDURES

 A) NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.


 B) At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

 1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;


 2) vote and submit proxies in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

 C) Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

 D) Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.  CONFLICTS OF INTEREST

 A) NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.


 B) ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

 C) In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

  The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.


 D) In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or
  (iii) engage another independent third party to determine how proxies should be voted.


 E) Material conflicts cannot be resolved by simply abstaining from voting.

VI.  RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures, which shall be made available to clients upon request;


 2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

 3) a record of each vote cast (which ISS maintains on NB's behalf);

 4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

 5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

 6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.


VII.  DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                              EFFECTIVE JUNE 2003

                            POST ADVISORY GROUP, LLC

                       PROXY AND CORPORATE ACTION VOTING
                            POLICIES AND PROCEDURES

                                     POLICY

Post Advisory Group, LLC ("Post") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.


When voting proxies or acting on corporate actions for clients, Post's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.


PURPOSE


The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").


PROCEDURES


Post's Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.


Where a proxy proposal raises a material conflict of interest between Post's interests and the client's, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client's account.


The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.


RECORD KEEPING


In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post.
 Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


GUIDELINES


Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.


VOTE AGAINST

  a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

    (i)Proposals to stagger board members' terms;


    (ii)Proposals to limit the ability of shareholders to call special meetings;


    (iii)Proposals to require super majority votes;


    (iv)Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;


    (v)Proposals regarding "fair price" provisions;


    (vi)Proposals regarding "poison pill" provisions; and


    (vii)Permitting "green mail."

  b) Providing cumulative voting rights.

VOTE FOR

  a) Election of directors recommended by management, except if there is a proxy fight.
  b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
  c) Date and place of annual meeting.
  d) Rotation of annual meeting place.
  e) Limitation on charitable contributions or fees paid to lawyers.
  f) Ratification of directors' actions on routine matters since previous annual meeting.
  g) Confidential voting.
  h) Limiting directors' liability.

CASE-BY-CASE


Proposals to:


  (1 Pay directors solely in stock.


  (2) Eliminate director mandatory retirement policy.


  (3) Mandatory retirement age for directors.

  (4) Rotate annual meeting location/date.


  (5) Option and stock grants to management and directors.


  (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

                   PRINCIPAL GLOBAL INVESTORS, LLC   ("PGI")*
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PGI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation,reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


GENERAL OVERVIEW
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PGI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PGI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                 APPENDIX XV-A

                    PROXY VOTING POLICIES AND PROCEDURES FOR
                            PRINCIPAL INVESTORS FUND
                       PRINCIPAL VARIABLE CONTRACTS FUND
                             PRINCIPAL RETAIL FUNDS
                              (DECEMBER 15, 2003)




It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.


The advisor or sub-advisor must provide, on a quarterly basis:


 1) Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor's vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and


 2) Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:


 1) Identification of the issuer of the security;


 2) Exchange ticker symbol of the security;

 3) CUSIP number of the security;

 4) The date of the shareholder meeting;

 5) A brief description of the subject of the vote;

 6) Whether the proposal was put forward by the issuer or a shareholder;

 7) Whether and how the vote was cast;

 8) Whether the vote was cast for or against management of the issuer.

                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




PREI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PREI has the authority to vote proxies, PREI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PREI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PREI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PREI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PREI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of PREI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters.

Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PREI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PREI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PREI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PREI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PREI may hire other service providers to replace or supplement ISS with respect to any of the services PREI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest
Pursuant to this Policy, PREI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PREI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PREI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PREI management into potential conflicts of interest., PREI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PREI places client assets with managers outside of PREI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PREI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PREI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PREI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                        SPECTRUM ASSET MANAGEMENT, INC.
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).
 While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum's standards aim to ensure the following in keeping with the best interests of its clients:

  . . That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
  . . That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
  . . That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  . . That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  . . That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.  Following ISS' Recommendations


Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the "Guidelines"). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


Spectrum generally votes proxies in accordance with ISS' recommendations. When Spectrum follows ISS' recommendations, it need not follow the conflict of interest procedures in Section B, below.


From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers' securities. Because this practice may present a conflict of interest for ISS, Spectrum's Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS' voting recommendations.


B.  Disregarding ISS' Recommendations


Should Spectrum determine not to follow ISS' recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.


Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.


Identifying a Conflict of Interest.  There may be a material conflict of
-----------------------------------
interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer's proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients' best interest and are not the product of a material conflict.


Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible
-------------------------------------
for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum's material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a "portfolio company") to assess which, if any, could give rise to a conflict of interest. CCO's review will focus on the following three categories:

  . . Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser's relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  . . Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  . . Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  . . A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  . . Publicly available information.
  . . Information generally known within Spectrum.
  . . Information actually known by senior executives or portfolio managers.
    When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

..Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).


The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI's CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.


Determining Whether a Conflict of Interest is "Material" - On a regular basis,
--------------------------------------------------------
CCO will monitor conflicts of interest to determine whether any may be "material" and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be "material" for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a "material" matter is one that is reasonably likely to be viewed as important by the average shareholder.


Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:


 1) Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.
   For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum's annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).



 2) Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI's CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum's investment team to determine whether potential conflicts of interest may be material.


Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.


Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum's Compliance Department.

PROXY VOTING GUIDELINES
-----------------------

CATEGORY I:  ROUTINE ADMINISTRATIVE ITEMS
-----------------------------------------

Philosophy:  Spectrum is willing to defer to management on matters of a routine
-----------
administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.
 Examples of issues on which we will normally defer to management's recommendation include:


 1) selection of auditors


 2) increasing the authorized number of common shares

 3) election of unopposed directors

CATEGORY II:  SPECIAL INTEREST ISSUES
-------------------------------------

Philosophy:  While there are many social, political, environmental and other
-----------
special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum's clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III:  ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
--------------------------------------------------------------------------

Philosophy:  Spectrum is not willing to defer to management on proposals which
-----------
have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors.   Rather than electing all directors
    -------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.
   In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors.  Most corporations provide that shareholders
 ---------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

 3) Prevention of Greenmail.  These proposals seek to prevent the practice of
    ------------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.

  Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions.  These corporate charter amendments generally
 ----------------------------
  require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

 5) Defensive Strategies.  These proposals will be analyzed on a case by case
    ---------------------
  basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring.  These proposals will be analyzed on
 ------------------------------------------
  a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation.  These proposals will be analyzed on a
 --------------------------------------
  case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.




Policy Established May, 2003


Revised January, 2006

                         T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote.
 As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.


T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.



FIDUCIARY CONSIDERATIONS. . It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.



CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. . One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.


ADMINISTRATION OF POLICIES AND PROCEDURES


PROXY COMMITTEE. . T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues.
The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

INVESTMENT SERVICES GROUP. . The Investment Services Group ("Investment Services Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.



PROXY ADMINISTRATOR. . The Investment Services Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.


HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.


MEETING NOTIFICATION

T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.


VOTE DETERMINATION

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.


Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast
against management.   The portfolio managers are also given the option of
reviewing and determining the votes on all proxies without utilizing the vote
guidelines of the Proxy Committee.   In all cases, the portfolio managers may
elect to receive current reports summarizing all proxy votes in his or her
client accounts.   Portfolio managers who vote their proxies inconsistent with
T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.


T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:


Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.


..Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.


..Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the
company's peer group.   We generally oppose efforts to reprice options in the
event of a decline in value of the underlying stock.


..Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  . . Corporate environmental practices;
  . . Board diversity;
  . . Employment practices and employment opportunity;
  . . Military, nuclear power and related energy issues;
  . . Tobacco, alcohol, infant formula and safety in advertising practices; . . Economic conversion and diversification;
  . . International labor practices and operating policies;
  . . Genetically-modified foods;
  . . Animal rights; and
  . . Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.


Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast.
 Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.


Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.


Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a
proxy has been voted.     Shareblocking typically takes place between one and
fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.


Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.


VOTE EXECUTION AND MONITORING OF VOTING PROCESS

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.


On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent
with policy will not be permitted.    In addition, T. Rowe Price has voting
authority for proxies of the holdings of certain T. Rowe Price funds that invest
in other T. Rowe Price funds.   In cases where the underlying fund of a T. Rowe
Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.
 Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.


T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                     AND PROXY VOTING GUIDELINES AND POLICY



                                 POLICY SUMMARY

Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholding inmaking our views felt.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governanace practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and theregby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries with UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

                         RISKS ADDRESSED BY THIS POLICY

The policy is designed to address the following risks:

  . Failure to provided required disclosures for investment advisers and registered investment companies

  . Failure to vote proxies in best interest of clients and funds

  . Failure to identify and address conflicts of interest

  . Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy


 A) General Corporate Governance Benchmarks 2


 B) Proxy Voting Guidelines oe Macro Rationales 4

 C) Proxy Voting Disclosure Guidelines 8

 D) Proxy Voting Conflict Guidelines 9

 E) Special Disclosure Guidelines for Registered Investment Companies 9

 F) Documentation 11

 G) Compliance Dates 11

 H) Other Policies 12

 I)  Disclosures 12

GLOBALPROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value.Thus, we expect board members of companies we have invested in (the -company" or -companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


 A) General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, -UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment.While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY

MANAGEMENT GUIDELINES:
  . Board exercises judgment independently of management.
  . Separate Chairman and Chief Executive.
  . Board has access to senior management members.
  . Board is comprised of a significant number of independent outsiders.
  . Outside directors meet independently.
  . CEO performance standards are in place.
  . CEO performance is reviewed annually by the full board.
  . CEO succession plan is in place.
  . Board involvement in ratifying major strategic initiatives.
  . Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2:  QUALITY OF BOARD

MEMBERSHIP GUIDELINES:
  . Board determines necessary board member skills, knowledge and experience. . Board conducts the screening and selection process for new directors.
  . Shareholders should have the ability to nominate directors.
  . Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
  . Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
  . Board meets regularly (at least four times annually).




PRINCIPLE 3:  APPROPRIATE MANAGEMENT OF CHANGE IN

CONTROL GUIDELINES:
  . Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

  . Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
  . Employment contracts should not entrench management.
  . Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4:  REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER

INTERESTS GUIDELINES:
  . Executive remuneration should be commensurate with responsibilities and performance.
  . Incentive schemes should align management with shareholder objectives.
  . Employment policies should encourage significant shareholding by management and board members.
  . Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
  . Long-term incentives should be linked to transparent long-term performance criteria.
  . Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE

INDEPENDENT GUIDELINES:
  . Auditors are approved by shareholders at the annual meeting.
  . Audit, consulting and other fees to the auditor are explicitly disclosed. . The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
  . Periodic (every 5 years) tender of the audit firm or audit partner.

 B) Proxy Voting Guidelines - Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue.The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

 1) General Guidelines


  .a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


  .b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

  .c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

  .d. In general, we oppose proposals, which in our view, act to entrench management.

  .e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

  .f. We will vote in favor of shareholder resolutions for confidential voting.

 2) Board of Directors and Auditors

  .a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


  .b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

  .c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

  .d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

  .e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

 3) Compensation

  .a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.


  .b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

  .c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

  .d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

  .e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposessuch that management is rewarded for poor performance or further entrenches its position.

  .f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

 4) Governance Provisions

  .a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.


  .b. We believe that -poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

  .c. Any substantial new share issuance should require prior shareholder approval.

  .d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

  .e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

  .f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

  .g. We will support proposals that enable shareholders to directly nominate directors.

 5) Capital Structure and Corporate Restructuring

  .a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


  .b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.We support shareholder proposals to eliminate dual class schemes.

 6) Mergers, Tender Offers and Proxy Contests

  .a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


 7) Social, Environmental, Political and Cultural

  .a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


  .b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution.While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.We prefer to address these issues through engagement.

  .c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

 8) Administrative and Operations

  .a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


  .b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

 9) Miscellaneous

  .a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


  .b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

  .c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

  .d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

 C) Proxy Voting Disclosure Guidelines
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.
  . Upon request or as required by law or regulation, UBS Global AMwill disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline.If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committeeand regional Legal and Compliance representative.
  . Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


 D) Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  . UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (-Affiliates") have policies in place prohibiting the sharing of certain sensitive information.These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate.Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.[Note:Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

 E) Special Disclosure Guidelines for Registered Investment Company Clients

 1) Registration Statement (Open-End and Closed-End Funds)Management is responsible for ensuring the following:

  . That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI).Theprocedures may be described in the SAI or attached as an exhibit to the registration statement.
  . That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
  . That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
    (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and
    (ii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

 2) Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
  . That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and

   .(ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.


 3) Form N-CSR (Closed-End Fund Annual Reports Only)Management is responsible for ensuring the following:
  . That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing.However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
  . That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

 4) Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund files its complete proxy voting record on Form N-PX for the
    12 month period ended June 30 by no later than August 31 of each year.
  . Fund management is responsible for reporting to the Funds' Chief Compliance
    Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

 5) Oversight of Disclosure The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with.The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                              RESPONSIBLE PARTIES

The following parties will be responsible for implementing and enforcing this policy:
THE CHIEF COMPLIANCE OFFICER AND HIS/HER DESIGNEES

                                 DOCUMENTATION

Monitoring and testing of this policy will be documented in the following ways:

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE VOTING COMMITTEE

                                COMPLIANCE DATES

The following compliance dates should be added to the Complaince Calendar:

  . FILE FORM N-PX BY AUGUST 31 FOR EACH REGISTERED INVESTMENT COMPANY CLIENT

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . FORM N-CSR, SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORTS, AND ANNUAL UPDATES
    TO FUND REGISTRATION STATEMENTS AS APPLICABLE

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE PROXY VOTING COMMITTEE


                                 OTHER POLICIES

Other policies that this policy may affect include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

Other policies that may affect this policy include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

17244038

                               WM ADVISORS, INC.

           PROXY VOTING POLICIES AND PROCEDURES OF WM ADVISORS, INC.

THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client.


THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.


ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.


CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.


PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.


The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.


WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.


The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors.
 In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.


DOMESTIC (U.S.) PROXIES

 1) AUDITORS

  . Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent;
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
  . Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
  . Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:
    . Tenure of the audit firm
    . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
    . Length of the rotation period advocated in the proposal
    . Significant audit-related issues
    . Number of audit committee meetings held each year
    . Number of financial experts serving on the committee

 2) BOARD OF DIRECTORS
  . Voting on Director Nominees in Uncontested Elections
    Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
    . Insiders and affiliated outsiders on boards that are not at least majority independent
    . Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
    . Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
    . Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
    . Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
  . Classification/Declassification of the Board
    . Vote AGAINST proposals to classify the board.
    . Vote FOR proposals to repeal classified boards and to elect all directors annually.
  . Independent Chairman (Separate Chairman/CEO)

    . Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
  . Majority of Independent Directors/Establishment of Committees
    . Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

 3) SHAREHOLDER RIGHTS
  . Shareholder Ability to Act by Written Consent
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
    . Vote FOR proposals to allow or make easier shareholder action by written consent.
  . Shareholder Ability to Call Special Meetings
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
  . Supermajority Vote Requirements
    . Vote AGAINST proposals to require a supermajority shareholder vote.
    . Vote FOR proposals to lower supermajority vote requirements.
  . Cumulative Voting
    . Vote AGAINST proposals to eliminate cumulative voting.
    . Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

.. Confidential Voting

    . Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
    . Vote FOR management proposals to adopt confidential voting.

 4) PROXY CONTESTS
  . Voting for Director Nominees in Contested Elections
    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
  . Reimbursing Proxy Solicitation Expenses
    . Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

 5) POISON PILLS
  . Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

 6) MERGERS AND CORPORATE RESTRUCTURINGS
  . Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

 7) REINCORPORATION PROPOSALS
  . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

 8) CAPITAL STRUCTURE
  . Common Stock Authorization
    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
  . Dual-class Stock
    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.
    . Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
      . It is intended for financing purposes with minimal or no dilution to current shareholders; or
      .It is not designed to preserve the voting power of an insider or significant shareholder.

 9) EXECUTIVE AND DIRECTOR COMPENSATION
    . Votes with respect to compensation plans should be determined on a
      CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
    . Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
    . Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
      .The plan expressly permits repricing of underwater options without shareholder approval; or
      .
        There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
      .The company's most recent three-year burn rate is excessive and is an outlier within its peer group
  . Management Proposals Seeking Approval to Reprice Options
    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      .  Historic trading patterns
      .  Rationale for the repricing
      .  Value-for-value exchange
      .  Option vesting
      .  Term of the option
      .  Exercise price
      . Participation
      .  Treatment of surrendered options
  . Qualified Employee Stock Purchase Plans
    . Votes on employee stock purchase plans should be determined on a
      CASE-BY-CASE basis.
    . Vote FOR employee stock purchase plans where all of the following apply:
      .  Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution (VPD) is ten percent or less.
    . Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
  . Nonqualified Employee Stock Purchase Plans
    . Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
    . Vote FOR nonqualified plans with all the following features:
      .  Broad-based participation
      .Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
      .Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      .No discount on the stock price on the date of purchase since there is a company matching contribution
    . Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
  . Shareholder Proposals on Compensation
    . Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
      .Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
      .Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

 10) SOCIAL AND ENVIRONMENTAL ISSUES
    . These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:
      .FOR proposals for the company to amend its Equal Employment Opportunity
        (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
      .AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
      .CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

FOREIGN (NON-U.S.) PROXIES

 1) FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

  . Vote FOR approval of financial statements and director and auditor reports, unless:
    . There are concerns about the accounts presented or audit procedures used;
      or
    . The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

 2) APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
  . Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
    . There are serious concerns about the accounts presented or the audit procedures used;
    . The auditors are being changed without explanation; or . Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
  . Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  . ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

 3) APPOINTMENT OF INTERNAL STATUTORY AUDITORS
  . Vote FOR the appointment or reelection of statutory auditors, unless:
    . There are serious concerns about the statutory reports presented or the audit procedures used;
    . Questions exist concerning any of the statutory auditors being appointed;
      or
    . The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

 4) ALLOCATION OF INCOME
  . Vote FOR approval of the allocation of income, unless:
    . The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
    . The payout is excessive given the company's financial position.

 5) STOCK (SCRIP) DIVIDEND ALTERNATIVE
  . Vote FOR most stock (scrip) dividend proposals.
  . Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

 6) AMENDMENTS TO ARTICLES OF ASSOCIATION
  . Vote amendments to the articles of association on a CASE-BY-CASE basis.

 7) CHANGE IN COMPANY FISCAL TERM
  . Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

 8) LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
  . Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

 9) AMEND QUORUM REQUIREMENTS
  . Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

 10) TRANSACT OTHER BUSINESS
  . Vote AGAINST other business when it appears as a voting item.

 11) DIRECTOR ELECTIONS
  . Vote FOR management nominees in the election of directors, unless:
    . Adequate disclosure has not been met in a timely fashion;
    . There are clear concerns over questionable finances or restatements;
    . There have been questionable transactions with conflicts of interest;
    . There are any records of abuses against minority shareholder interests;
      and
    . there are clear concerns about the past performance of the company or the board; or
    . The board fails to meet minimum corporate governance standards.
  . Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  . Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
  . Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).
  . Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

 12) DIRECTOR COMPENSATION
  . Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  . Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  . Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

 13) DISCHARGE OF BOARD AND MANAGEMENT
    . Vote FOR discharge of the board and management, unless:
    . there are serious questions about actions of the board or management for the year in question; or
    . legal action is being taken against the board by other shareholders.
  . Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

 14) DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS . Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to indemnify auditors.

 15) BOARD STRUCTURE

  . Vote FOR proposals to fix board size.
  . Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  . Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

 16) SHARE ISSUANCE REQUESTS
  . General Issuances
    . Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
    . Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
  . Specific Issuances
    . Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

 17) INCREASES IN AUTHORIZED CAPITAL
  . Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  . Vote FOR specific proposals to increase authorized capital to any amount, unless:
  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  . Vote AGAINST proposals to adopt unlimited capital authorizations.

 18) REDUCTION OF CAPITAL
  . Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  . Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

 19) CAPITAL STRUCTURES
  . Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
  . Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

 20) PREFERRED STOCK
  . Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
  . Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  . Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  . Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

 21) DEBT ISSUANCE REQUESTS
  . Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  . Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

 22) PLEDGING OF ASSETS FOR DEBT
  . Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

 23) INCREASE IN BORROWING POWERS
  . Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

 24) SHARE REPURCHASE PLANS:

  . Vote FOR share repurchase plans, unless:
    . clear evidence of past abuse of the authority is available; or . the plan contains no safeguards against selective buybacks.

 25) REISSUANCE OF SHARES REPURCHASED:
  . Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

 26) CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
  . Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

 27) REORGANIZATIONS/RESTRUCTURINGS:
  . Vote reorganizations and restructurings on a CASE-BY-CASE basis.

 28) MERGERS AND ACQUISITIONS:
  . Vote FOR mergers and acquisitions, unless:
    . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or . the company's structure following the acquisition or merger does not reflect good corporate governance.
  . Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
  . ABSTAIN if there is insufficient information available to make an informed voting decision.

 29) MANDATORY TAKEOVER BID WAIVERS:
  . Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

 30) REINCORPORATION PROPOSALS:
  . Vote reincorporation proposals on a CASE-BY-CASE basis.

 31) EXPANSION OF BUSINESS ACTIVITIES:
  . Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

 32) RELATED-PARTY TRANSACTIONS:
  . Vote related-party transactions on a CASE-BY-CASE basis.

 33) COMPENSATION PLANS:
  . Vote compensation plans on a CASE-BY-CASE basis.

 34) ANTI-TAKEOVER MECHANISMS:
  . Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

 35) SHAREHOLDER PROPOSALS:
  . Vote all shareholder proposals on a CASE-BY-CASE basis.
  . Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  . Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Updated May 12, 2005

APPENDIX C


PORTFOLIO MANAGER DISCLOSURES
Information relating to the portfolio managers for each of the funds follows.


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - Large Cap Value
                                  Name of Fund
             Marilyn Fedak, John Mahedy, John Phillips, Chris Marx
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             AllianceBernstein L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            26                      19,569,405,957
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            31                      949,214,413
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           239                      10,449,652,880
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                      6,235,831,629
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                      0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                      828,560,626
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading. Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Manager Compensation

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year and hence, is not particularly sensitive to performance.

(ii)Discretionary  incentive  compensation  in the form of an annual cash bonus:
AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)  Discretionary   incentive  compensation  in  the  form  of  awards  under
AllianceBernstein's    Partners    Compensation   Plan   ("deferred    awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

(iv)Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.






/s/Jennifer Bergenfeld                                 3/23/06
__________________________________________             _______
(Signature of person authorized to                     (Date)
 sign on behalf of the Sub-Advisor)


                              Jennifer Bergenfeld
                        (Printed Name of person signing)


                            Vice President & Counsel
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Principal Equity Value Account
                              Name of Fund/Account
                                  Brendan Healy
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,892,739,511
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $218,205,025
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Principal Equity Value Account.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of December 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                     March 24, 2006
----------------------------------------              --------------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                                 --------------
                           (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Principal Equity Value Account
                              Name of Fund/Account
                                   Mark Mallon
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,892,739,511
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $218,205,025
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Principal Equity Value Account.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of December 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                       March 23, 2006
----------------------------------------                --------------
(Signature of person authorized to sign                     (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                                ---------------
                           (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Principal Equity Value Account
                              Name of Fund/Account
                                 Charles Ritter
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,892,739,511
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $218,205,025
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Principal Equity Value Account.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of December 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                      March 23, 2006
----------------------------------------               --------------
(Signature of person authorized to sign                    (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                                 --------------
                           (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal SmallCap growth Account (Variable Contracts) Fund, Inc.
                                  Name of Fund
                                Joseph W. Garner
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             Emerald Advisers, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                   $472 mm
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                   0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           104                  $1,893 mm
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                   0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                   0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                   0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

     The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey. Emerald's marketing staff is paid commissions based on (1) new dollars flowing into the firm and (2) the retention of assets over the long-term.

     The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance relative to the Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range from zero to 200% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating unit: Portfolio Management, Research, Marketing and Operations. Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews, and with a sign-off from the Compensation Committee.

The final portion of the new plan is a Long-Term Incentive Plan. The Plan will award phantom stock to key employees, based on their job performance and the importance of their role within the organization. The Plan is completely discretionary and any phantom stock awards will be decided by the company's Compensation Committee. Prior to the implementation of the Plan, Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Joseph W. Garner                                    3/27/06
-----------------------------------------              --------
(Signature of person authorized to sign                 (Date)
     on behalf of the Sub-Advisor)


                                Joseph W. Garner
                        (Printed Name of person signing)


                       Portfolio Manager/Dir. of Research
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Small Cap Growth Account (Variable Contracts) Fund, Inc.
                                  Name of Fund
                            Kenneth G. Mertz II, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             Emerald Advisers, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                       $472 mm
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           104                      $1,893 mm
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                       0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

     The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey. Emerald's marketing staff is paid commissions based on (1) new dollars flowing into the firm and (2) the retention of assets over the long-term.

     The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance relative to the Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range from zero to 200% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating unit: Portfolio Management, Research, Marketing and Operations. Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews, and with a sign-off from the Compensation Committee.

     The final portion of the new plan is a Long-Term Incentive Plan. The Plan will award phantom stock to key employees, based on their job performance and the importance of their role within the organization. The Plan is completely discretionary and any phantom stock awards will be decided by the company's Compensation Committee. Prior to the implementation of the Plan, Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Kenneth G. Mertz, II                               3/27/06
----------------------------------------              -------
(Signature of person authorized to sign               (Date)
     on behalf of the Sub-Advisor)


                            Kenneth G. Mertz II, CFA
                        (Printed Name of person signing)


                                President & CIO
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Small Cap Growth Account (Variable Contracts) Fund, Inc.
                                  Name of Fund
                                Stacey L. Sears
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             Emerald Advisers, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                       $472 mm
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           104                      $1,893 mm
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                       0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

     The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey. Emerald's marketing staff is paid commissions based on (1) new dollars flowing into the firm and (2) the retention of assets over the long-term.

     The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance relative to the Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range from zero to 200% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating unit: Portfolio Management, Research, Marketing and Operations. Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews, and with a sign-off from the Compensation Committee.

     The final portion of the new plan is a Long-Term Incentive Plan. The Plan will award phantom stock to key employees, based on their job performance and the importance of their role within the organization. The Plan is completely discretionary and any phantom stock awards will be decided by the company's Compensation Committee. Prior to the implementation of the Plan, Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Stacey L. Sears                                       3/27/06
----------------------------------------                 -------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                Stacey L. Sears
                        (Printed Name of person signing)


                    Portfolio Manager/Senior Vice President
                            (Title of person signing)



                                   Page 3 of 2
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - SmallCap Growth Account
                                  Name of Fund
                                   Nancy Prial
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    Essex Investment Management Company, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 3/31/06 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                      99,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                      27,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            60                     570,000,000
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

        N/A  Nancy  does  not  manage  any   accounts   with  a        NUMBER OF                     TOTAL
        performance fee.                                                ACCOUNTS                    ASSETS
                                                                        --------                    ------

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

placeEssex is not aware of any material conflicts of interest in connection with the PM's management of the Fund's investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of placeEssex's internal controls in order to prevent such conflicts of interest from arising.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

         The professionals at placeEssex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and placeEssex's composite performance relative to our peers and benchmark. Third, placeEssex offers a competitive benefit package including comprehensive family health coverage.

         placeEssex's yearly investment performance drives the portfolio managers' incentive portion ("bonus") of their compensation package. The portfolio managers' bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. We also incent them on their 1,2 and 3 year performance track record.

         As an added retention mechanism, placeEssex offers ownership to both existing and prospective employees. The current ownership structure allows placeEssex to capitalize a portion of its free cash flow each year and transform it into stock ownership. placeEssex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

         Finally, placeEssex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                          /s/Deborah Coulter 06/29/2006

  (Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


                                Deborah Coulter

                        (Printed Name of person signing)


           Director of Finance and Administration, Compliance Manager
                            (Title of person signing)




Logo                    Grantham, Mayo, Van Otterloo & Co. LLC
                        40 Rowes Whart - Boston, MA 02110
                        T: (617) 330-7500 - F: (617) 261-0134 - www.gmo.com



March 23, 2006

Amy McCann
Princor Financial Services Corporation
711 High Street, N-004-E20
Des Moines, IA 50392-2080

Dear Ms. McCann:

I hereby certify that to the best of my knowledge, the information provided in the attached Portfolio Manager Questionnaire for the PVC - LargeCap Growth Equity account is accurate.

Sincerely,

/s/Brian Bellerby

Brian Bellerby
Compliance Specialist


------------------------------ ----------------------------------------------- --------------------------------------------------
Senior Member of                Other registered investment companies managed           Other pooled investment vehicles
GMO Quantitative Division          (including other non-GMO mutual fund                    managed (world-wide)
                                         subadvisory relationships)

------------------------------ ----------------------------------------------- --------------------------------------------------
------------------------------ ------------------- --------------------------- ----------------- --------------------------------
                               Number of accounts         Total assets            Number of               Total assets
                                                                                   accounts
------------------------------ ------------------- --------------------------- ----------------- --------------------------------
------------------------------ ------------------- --------------------------- ----------------- --------------------------------

Sam Wilderman                          25              $21,029,754,610.31             6                 $1,611,842,995.73

------------------------------ ------------------- --------------------------- ----------------- --------------------------------
------------------------------ ----------------------------------------------- --------------------------------------------------
                                  Other registered investment                       Other pooled investment vehicles
                                  companies managed for which                       managed (world-wide) for which GMO
                                 GMO receives a performance-                        receives a performance-based fee
                                 based fee (including other
                                 non-GMO mutual fund
                                 subadvisory relationships)

------------------------------ ----------------------------------------------- --------------------------------------------------
------------------------------ ------------------- --------------------------- ----------------- --------------------------------
                                   Number of             Total assets*            Number of               Total assets*
                                   accounts*                                      accounts*

------------------------------ ------------------- --------------------------- ----------------- --------------------------------
------------------------------ ------------------- --------------------------- ----------------- --------------------------------

Sam Wilderman                          3               $4,289,764,993.92              5                 $1,551,639,226.07

------------------------------ ------------------- --------------------------- ----------------- --------------------------------
* Subset of accounts and assets noted above



------------------------------ -------------------------------------------------
                                        Separate accounts managed
                                              (world-wide)


------------------------------ -------------------------------------------------
------------------------------ -------------- ----------------------------------
                                 Number of              Total assets
                                 accounts
------------------------------ -------------- ----------------------------------
------------------------------ -------------- ----------------------------------

Sam Wilderman                       22                $3,028,078,801.06

------------------------------ -------------- ----------------------------------
------------------------------ -------------------------------------------------
                               Separate accounts managed (world-wide) for which GMO receives a performance-based fee

------------------------------ -------------------------------------------------
------------------------------ -------------- ----------------------------------
                                 Number of              Total assets*
                                 accounts*

------------------------------ -------------- ----------------------------------
------------------------------ -------------- ----------------------------------

Sam Wilderman                        8                $1,473,310,270.77

------------------------------ -------------- ----------------------------------
* Subset of accounts and assets noted above

Description of material conflicts: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

Description of the structure of, and the method used to determine, the compensation of each member of the fund's portfolio management team: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

Dollar range of fund securities owned by each member of the fund's portfolio management team: As of the portfolios' most recently completed fiscal year, the senior member has no beneficial interest in the portfolios' shares.


                     Principal Variable Contracts Fund, Inc.
                             Small Cap Value Account
                       Information as of December 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                          Principal Variable Contracts Fund, Inc.
                                             Small Cap Value Account ("Fund")
                                    J.P. Morgan Investment Management, Inc. ("Adviser")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------ -----------------------------
(a)(1) Identify       (a)(2) For each person identified in column (a)(1),   (a)(3) For each of the categories in column (a)(2),
portfolio manager(s)  provide number of other accounts managed by the       provide number of accounts and the total assets in the
of the Adviser        person within each category below and                 accounts with respect to which the advisory fee is
to be named in the    the total assets in the accounts managed within each  based prospectus on the performance of the account
Fund                  category below
------------------ ------------------------------------------------------------ ----------------------------------------------------
------------------ -------------------- -------------------- ------------------ -------------- -------------------- ----------------
                   Registered            Other Pooled         Other Accounts     Registered     Other Pooled         Other Accounts
                   Investment            Investment                              Investment     Investment
                   Companies             Vehicles                                Companies      Vehicles
------------------ -------------------- -------------------- ------------------ -------------- -------------------- ----------------
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
                   Number     Total     Number     Total     Number     Total   Number  Total  Number       Total   Number    Total
                   of         Assets    of         Assets    Of         Assets  of      Assets  of          Assets  of        Assets
                   Accounts   (mm)      Accounts   (mm)       Accounts  (mm)    Accounts        Accounts            Accounts
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
Christopher Blum   16         3,720.00  9          1,112.00  7          599.00  N/A     N/A    N/A          N/A     N/A       N/A
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
Dennis Ruhl        16         3,720.00  9          1,112.00  7          599.00  N/A     N/A    N/A          N/A     N/A       N/A
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------


(a)(4) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 12/31/05 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(b) Portfolio Manager Compensation

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

(c) Ownership of Securities

--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
Portfolio Manager     None      $1-$10,000    $10,001-$50,000    $50,001-$100,000     $100,001-$500,000    $500,001 -    over
                                                                                                           $1,000,000    $1,000,000
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
Christopher Blum      N/A       N/A           N/A                N/A                  N/A                  N/A           N/A
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
Dennis Ruhl           N/A       N/A           N/A                N/A                  N/A                  N/A           N/A
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - MidCap Value Account
                                  Name of Fund
                                 Bruce I. Jacobs
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Jacobs Levy Equity Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Bruce Jacobs and Ken Levy are jointly responsible for the leadership of the Jacobs Levy investment strategies and the management of all client portfolios.

Please provide the following information as of 5/31/06:

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts*:..............................           108                   $21,451,140,611
                                                                 -----------------------    ------------------------

         *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise outside institutional funds only for Principal Financial
         Group and one other client as separate accounts in a multi-manager format.

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            20                   $3,476,967,854
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The two Principals/Portfolio Managers are owners of the firm. Their compensation is primarily through their equity share of the firm's operating and financial success, which is determined in large part by the performance of our strategies.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager held no securities in the Fund.





/s/Peter A. Rudolph                           7/7/06
-----------------------------------           --------
(Signature of person authorized               (Date)
to sign on behalf of the Sub-Advisor)


                                Peter A. Rudolph
                                ----------------
                        (Printed Name of person signing)


                Chief Financial Officer/Chief Compliance Officer
                            (Title of person signing)





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - MidCap Value Account
                                  Name of Fund
                                 Kenneth N. Levy
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Jacobs Levy Equity Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Bruce Jacobs and Ken Levy are jointly responsible for the leadership of the Jacobs Levy investment strategies and the management of all client portfolios.

Please provide the following information as of 5/31/06:

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts*:..............................           108                   $21,451,140,611
                                                                 -----------------------    ------------------------

         *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise outside institutional funds only for Principal Financial
         Group and one other client as separate accounts in a multi-manager format.

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            20                   $3,476,967,854
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The two Principals/Portfolio Managers are owners of the firm. Their compensation is primarily through their equity share of the firm's operating and financial success, which is determined in large part by the performance of our strategies.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager held no securities in the Fund.





/s/Peter A. Rudolph                             7/7/06
-----------------------------------            ---------
(Signature of person authorized                (Date)
to sign on behalf of the Sub-Advisor)


                                Peter A. Rudolph
                                ----------------
                        (Printed Name of person signing)


                Chief Financial Officer/Chief Compliance Officer
                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contracts - MidCap Growth Account
                                  Name of Fund
                               Adam T. Logan, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                      1,134,580,049
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            11                       348,534,393
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio Manager Compensation

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Adam T. Logan                                    3/22/06
-----------------------------------------           -------
(Signature of person authorized to sign             (Date)
     on behalf of the Sub-Advisor)


                                   Adam T.Logan, CFA


                                   Portfolio Manager

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contracts - MidCap Growth Account
                                  Name of Fund
                              John R. O'Toole, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                      1,794,152,374
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                         94,479,651
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            21                       479,705,885
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                         47,426,111
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/John R. O'Toole                                 3/22/2006
----------------------------------------           ---------
(Signature of person authorized to sign             (Date)
    on behalf of the Sub-Advisor)


                                 John R. O'Toole, CFA


                               Senior Portfolio Manager

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contracts - SmallCap Value Fund I
                                  Name of Fund
                               Ronald P. Gala, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                     1,087,796,112
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            13                    1,089,771,722
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                      391,420,657
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio Manager Compensation

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Ronald P. Gala                                   3/22/06
----------------------------------------            -------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)


                                  Ronald P. Gala, CFA


                               Senior Portfolio Manager

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Variable Contracts - SmallCap Value Fund
                                  Name of Fund
                              Peter D. Goslin, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                      306,620,708
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                      181,524,761
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                      222,035,381
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio Manager Compensation

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Peter D. Goslin                                 3/22/06
----------------------------------------           -------
(Signature of person authorized to sign             (Date)
     on behalf of the Sub-Advisor)


                                  Peter D. Goslin, CFA


                                   Portfolio Manager

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PVC - Asset Allocation Account
                                  Name of Fund
                                Francine Bovich
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    Morgan Stanley Investment Management Inc
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             4                   $653 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             1                   $160 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            16                   $5.7 billion
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................             1                   $216 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Because the portfolio manager manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the subadviser may receive fees from certain accounts that are higher than the fee it receives from the Asset Allocation Account, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Asset Allocation Account. The subadviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.



2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - CASH BONUS;

     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu. The Fund currently is not included in the IMDCP fund menu.

     - VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Subadviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None- The portfolio manager does not hold shares of the Fund. The Fund is a variable annuity and does not match the investment objectives of the manager



/s/Greg Dotzman                                    3/23/06
----------------------------------------           -------
(Signature of person authorized to sign             (Date)
      on behalf of the Sub-Advisor)


                                  Greg Dotzman
                        (Printed Name of person signing)


                          Associate - Fund Governance
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Variable Contracts Fund, Inc. - MidCap Value Account
                                  Name of Fund

                                  Basu Mullick
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                        Neuberer Berman Management Inc.
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of Decemer 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            13                     $7,561 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             1                     $15 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

     Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In addition, there are additional stock and option award programs available. We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None - Sub-advisory Relationship


/s/Kevin A. Pemberton                                4/5/2006
----------------------------------------             ---------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)


                               Kevin A. Pemberton
                        (Printed Name of person signing)

                   VP, Compliance Officer, Sub-advised Funds
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - Balanced Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o    Investment   performance  is  based  on  gross  performance  versus  a
          benchmark,  peer  group or both,  depending  on the  client  mandate

     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                 2/28/06
---------------------------------------            -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                              William C. Armstrong

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $1,899,969,047
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                    $6,769,048,641
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            17                   $1,003,402,607
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                    $1,068,531,167
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/William C. Armstrong                                  2/28/06
----------------------------------------                 -------
(Signature of person authorized to sign                  (Date)
     on behalf of the Sub-Advisor)

                                    William C. Armstrong
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                               Timothy R. Warrick

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $1,899,969,047
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                    $6,769,048,641
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            21                   $1,262,384,680
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                    $1,068,531,167
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Timothy R. Warrick                                    2/28/06
----------------------------------------                 -------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)

                                    Timothy R. Warrick
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Capital Value Account

                                  John Pihlblad

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $1,668,394,133
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                     $454,717,640
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/John Pihliblad                                     2/28/06
----------------------------------------              -------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                    John Pihlblad
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - International Account

                              Paul H. Blankenhagen

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $861,706,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $2,659,584,897
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $46,737,158
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Paul H. Blankenhagen                                2/28/06
----------------------------------------               -------
(Signature of person authorized to sign                 (Date)
   on behalf of the Sub-Advisor)

                                    Paul H. Blankenhagen
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - International Account

                                   Juliet Cohn

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $861,706,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $2,659,584,897
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $137,264,211
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Juliet Cohn                                   2/28/06
----------------------------------------         -------
(Signature of person authorized to sign           (Date)
     on behalf of the Sub-Advisor)

                                    Juliet Cohn
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - International Account

                                Christopher Ibach

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $861,706,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $2,659,584,897
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                     $228,129,902
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Christopher Ibach                            2/28/06
----------------------------------------        -------
(Signature of person authorized to sign          (Date)
     on behalf of the Sub-Advisor)

                                    Christopher Ibach
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Income Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    Principal Variable Contracts Fund, Inc. -
                    Government and High Quality Bond Account

                                 Brad Fredericks

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $742,711,664
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $994,252,672
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Brad Fredericks                               2/28/06
----------------------------------------         -------
(Signature of person authorized to sign           (Date)
     on behalf of the Sub-Advisor)

                                    Brad Fredericks
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    Principal Variable Contracts Fund, Inc. -
                    Government and High Quality Bond Account

                                 Lisa A. Stange

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $742,711,664
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $994,252,672
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Lisa A. Stange                                 2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)

                                    Lisa A. Stange
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


Principal Variable Contracts Fund, Inc. - International Emerging Markets Account

                               Michael A. Marusiak

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $234,974,902
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $601,235,650
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $499,520,372
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Michael A. Marusiak                           2/28/06
----------------------------------------         -------
(Signature of person authorized to sign           (Date)
    on behalf of the Sub-Advisor)

                               Michael A. Marusiak
                        (Printed Name of person signing)

                                Portfolio Manager
                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


Principal Variable Contracts Fund, Inc. - International Emerging Markets Account

                                Michael L. Reynal

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $234,974,902
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $601,235,650
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $499,520,372
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Michael L. Reynal                             2/28/06
----------------------------------------         -------
(Signature of person authorized to sign          (Date)
   on behalf of the Sub-Advisor)

                                Michael L. Reynal
                        (Printed Name of person signing)

                                Portfolio Manager
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


    Principal Variable Contracts Fund, Inc. - International SmallCap Account

                               Brian W. Pattinson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                     $143,478,735
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $1,448,348,725
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                     $315,215,060
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Brian W. Pattinson                             2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
   on behalf of the Sub-Advisor)

                                    Brian W. Pattinson
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     Principal Variable Contracts Fund, Inc. - LargeCap Stock Index Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     Principal Variable Contracts Fund, Inc. - LargeCap Stock Index Account

                               Mariateresa Monaco

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                    $1,375,695,071
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,691,848,462
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Mariateresa Monaco                             2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Mariateresa Monaco
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Variable Contracts Fund, Inc. - MidCap Account

                                K. William Nolin

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $1,190,642,993
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                    $1,428,675,156
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/K. William Nolin                                2/28/06
----------------------------------------           -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    K. William Nolin
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Money Market Account

                                   Tracy Reeg

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $848,957,600
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $3,230,057,674
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Tracy Reeg                                     2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Tracy Reeg
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Money Market Account

                                 Alice Robertson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $848,957,600
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $3,230,057,674
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Alice Robertson                                    2/28/06
----------------------------------------              -------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                    Alice Robertson
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2010 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2020 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2030 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk laschanzky                                 2/28/06
----------------------------------------           -------
(Signature of person authorized to sign             (Date)
    on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2040 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                 2/28/06
----------------------------------------           -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2050 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   Principal Variable Contracts Fund, Inc. - LifeTime Strategic Income Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                2/28/06
----------------------------------------          -------
(Signature of person authorized to sign           (Date)
   on behalf of the Sub-Advisor)

                                    Dirk Laschanzky
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - Short-Term Bond Account

                                    Zeid Ayer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                     $351,785,678
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                     $351,608,260
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $10,758,257
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Zeid Ayer                                          2/28/06
----------------------------------------              -------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                    Zeid Ayer
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - Short-Term Bond Account

                                  Craig Dawson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                     $351,785,678
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                     $351,608,260
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $10,758,257
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Craig Dawson                                   2/28/06
----------------------------------------          -------
(Signature of person authorized to sign           (Date)
    on behalf of the Sub-Advisor)

                                    Craig Dawson
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - Short-Term Bond Account

                                 Martin Schafer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                     $358,514,735
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                     $294,344,244
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $121,680,635
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).
     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Martin Schafer                                   2/28/06
----------------------------------------            -------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)

                                    Martin Schafer
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - SmallCap Account

                                 Thomas Morabito

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                      $54,043,838
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            6                     $302,748,055
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $39,282,741
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Thomas Morabito
------------------------------------                         4/18/06
(Signature of person authorized to
 sign on behalf of the Sub-Advisor)                          (Date)

                                 Thomas Morabito
                        (Printed Name of person signing)

                                Portfolio Manager
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - SmallCap Account

                                  Phil Nordhus

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of May 31, 2006.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $426,085,300
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $1,912,866,535
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Phil Nordhus                                     06/05/06
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                  Phil Nordhus
                                 --------------
                        (Printed Name of person signing)

                                Portfolio Manager
                              --------------------
                            (Title of person signing)













                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                                  Larry A. Post

                            Post Advisory Group, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                      508,757,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            10                    1,400,412,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            55                    6,172,031,000
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                     1,242,130,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            16                    1,213,351,000
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the senior investment professionals is comprised of base salary (50%), bonus pool (35%) and certain other performance incentives (15%). Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm. One hundred percent of the performance incentives for the portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

     We have established a pool of 30% of the net revenue to compensate employees for contributions to the success of the organization. The management team makes the final determination of the relative amount allocated to each individual. We feel this environment fosters a strong sense of teamwork, which enables us to continue to attract exceptional and passionate investment professionals.

     One hundred percent of the performance incentives for the portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

     Post believes our compensation structure is competitive with other top-tier investment firms, which is demonstrated by our talented team of professionals and the absence of investment professional turnover. There has been no turnover of key investment professionals since the beginning of Post Advisory Group and its predecessor in 1992. The reliance on ownership and profit sharing in the compensation package aligns the interests of clients and senior management and, we believe, will virtually eliminate voluntary turnover.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Larry A. Post                                        2/28/06
----------------------------------------                -------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)

                                    Larry A. Post
                           (Printed Name of person signing)

                                    Portfolio Manager
                                (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                                Allan Schweitzer

                            Post Advisory Group, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                      508,757,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            10                    1,400,412,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            55                    6,172,031,000
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                     1,242,130,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            16                    1,213,351,000
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the senior investment professionals is comprised of base salary (50%), bonus pool (35%) and certain other performance incentives (15%). Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm. One hundred percent of the performance incentives for the portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

     We have established a pool of 30% of the net revenue to compensate employees for contributions to the success of the organization. The management team makes the final determination of the relative amount allocated to each individual. We feel this environment fosters a strong sense of teamwork, which enables us to continue to attract exceptional and passionate investment professionals.

     One hundred percent of the performance incentives for the portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

     Post believes our compensation structure is competitive with other top-tier investment firms, which is demonstrated by our talented team of professionals and the absence of investment professional turnover. There has been no turnover of key investment professionals since the beginning of Post Advisory Group and its predecessor in 1992. The reliance on ownership and profit sharing in the compensation package aligns the interests of clients and senior management and, we believe, will virtually eliminate voluntary turnover.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Allan Schweitzer                                   2/28/06
----------------------------------------              -------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                    Allan Schweitzer
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                                L. Phillip Jacoby

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                    8,115,708,905
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            16                    2,515,026,464
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            38                    2,574,884,668
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.

     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/L. Phillip Jacoby                                   2/28/06
----------------------------------------               -------
(Signature of person authorized to sign                 (Date)
      on behalf of the Sub-Advisor)

                                    L. Phillip Jacoby
                            (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contract Fund, Inc. - Bond Account

                               Bernard M. Sussman

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                    8,115,708,905
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            16                    2,515,026,464
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            42                    2,578,870,334
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.

     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Bernard M. Sussman                                2/28/06
----------------------------------------             -------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)

                                    Bernard M. Sussman
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Income Account

                                  Kelly D. Rush

                      Principal Real Estate Investors, LLC


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $1,023,742,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                      $86,807,637
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $137,678,605
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $29,665,853
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Real Estate Investors is a member of Principal Global Investors ("Principal Global"), whose compensation policies and practices apply to Principal's Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

     Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.

     In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Kelly D. Rush                                  2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)

                                    Kelly D. Rush
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Income Account

                                  Fernando Diaz

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                         9,317
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.

     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Fernando Diaz                                 2/28/06
----------------------------------------         -------
(Signature of person authorized to sign           (Date)
     on behalf of the Sub-Advisor)

                                    Fernando Diaz
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Income Account

                               Joseph J. Urciuoli

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                        399,755
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.

     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Joseph J. Urciuoli                             2/28/06
----------------------------------------          -------
(Signature of person authorized to sign            (Date)
    on behalf of the Sub-Advisor)

                                    Joseph J. Urciuoli
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   Principal Variable Contracts Fund, Inc. - Principal LifeTime 2010 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2020 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2030 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2040 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2050 Account
     Principal Variable Contracts Fund, Inc. - Principal LifeTime Strategic
                                 Income Account
                                  Name of Fund

                            Douglas A. Loeffler, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                        Principal Management Corporation
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            n/a                       n/a
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            n/a                       n/a
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or aset levels.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The portfolio manager does not have any Variable Annuity investments, but has invested between $10,001 - $50,000 in the Principal Investors LifeTime 2020 fund. This portfolio is managed in an identical style to the Principal Variable Contracts Fund, Inc.-Principal LifeTime 2020 Account.



/s/ Douglas A. Loeffler                            3/28/2006
----------------------------------------           ---------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)


                              Douglas A. Loeffler
                        (Printed Name of person signing)


                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


    Principal Variable Contracts Fund, Inc. - Real Estate Securities Account

                                  Kelly D. Rush

                      Principal Real Estate Investors, LLC


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $1,023,742,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                      $86,807,637
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $137,678,605
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $29,665,853
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Real Estate Investors is a member of Principal Global Investors ("Principal Global"), whose compensation policies and practices apply to Principal's Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

     Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.

     In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Kelly D. Rush                                       2/28/06
----------------------------------------               -------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                    Kelly D. Rush
                           (Printed Name of person signing)

                                    Portfolio Manager
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Growth Series
                                  Name of Fund

                                Robert W. Sharps
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                   $1,626,211,131
                                                                                               (excludes PVC-Equity
                                                                                                Growth Series)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                   $556,623,203
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           10                   $2,416,853,735
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's Form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None.



/s/Darrell N. Braman                                 3/23/2006
----------------------------------------             ---------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - LargeCap Blend Series
                                  Name of Fund

                              William J. Stromberg
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                  $1,312,564,567
                                                                                              (excludes PVC- LargeCap
                                                                                               Blend Series)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                  $983,546,426
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           21                  $3,973,275,412
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's Form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Darrell N. Braman                              3/23/2006
----------------------------------------          ---------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - LargeCap Blend Series
                                  Name of Fund

                               Richard T. Whitney
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                   $1.461.337.942
                                                                                               (excludes PVC-LargeCap
                                                                                                Blend Series)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:..............................             0                           0
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's Form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Darrell N. Braman                                  3/23/2006
----------------------------------------              ---------
(Signature of person authorized to sign                 (Date)
    on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



        Principal Variable Contracts Fund, Inc. Small Cap Growth Account

                                  Name of Fund

                           Paul Graham / David Wabnik

                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)


                   UBS Global Asset Management (Americas) Inc.

                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            5                     $876,744,294

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            2                     $380,951,732

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            31                    $239,846,489

                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

       >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            1                      $55,631,943

                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.
     -    Annual  bonus,   tied  to  individual   contributions  and  investment
          performance.
     -    UBS  equity  awards,   promoting  company-wide  success  and  employee
          retention.
     - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

UBS AG equity. Senior investment professionals, including each portfolio manager of the portfolio, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


     The portfolio managers do not own any shares of the Principal Variable Contracts Fund, Inc. Small Cap Growth Account.





/s/Rachel M Wood/Mary T. Capasso                      4/12/06
----------------------------------------             ---------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)


                         RAchel M Wood/Mary T. Capasso
                        (Printed Name of person signing)


                            Assoc. Director/Director
                            (Title of person signing)


ADDITIONAL INFORMATION REGARDING WM ADVISORS

The table below identifies, as of December 31, 2005, (i) the Funds (other than the Money Market Fund) or Portfolios managed by each of WM Advisor's portfolio managers; (ii) the number of other registered investment companies managed by the portfolio managers, the total assets of such companies, and the number and total assets of such companies with respect to which the advisory fee is based on performance; (iii) the number of other pooled investment vehicles managed by the portfolio managers, the total assets of such vehicles, and the number and total assets of such vehicles with respect of which the advisory fee is based on performance; and (iv) the number of other accounts managed by the portfolio managers, the number and total assets of such accounts, and the number and total assets of such accounts with respect to which the advisory fee is based on performance.

The following information represents the number and total assets of all accounts managed by each portfolio manager as of December 31, 2005, other than the Portfolios and Funds included in this SAI. None of the accounts pay performance-based advisory fees.

---------------------------------------- --------------------------------- --------------------- --------------
                                         OTHER REGISTERED INVESTMENT          OTHER POOLED       OTHER
                                         COMPANIES                               ACCOUNTS        ACCOUNTS
          PORTFOLIO MANAGER/                                     TOTAL                 TOTAL
           PORTFOLIO OR FUND                   NUMBER           ASSETS     NUMBER     ASSETS
                                                                  (IN                   (IN
                                                               MILLIONS)             MILLIONS)
---------------------------------------- -------------------- ------------ -------- ------------ --------------
---------------------------------------- -------------------- ------------ -------- ------------ --------------

Daniel R. Coleman/                                1                $861.6     0              $0      None
     Mid Cap Stock Fund
Philip M. Foreman/                                1               1,693.5     0               0      None
     West Coast Equity Fund
John R. Friedl/                                   1               1,224.2     0               0      None
     Income Fund
Michael D. Meighan/                               6              12,164.8     0               0      None
     Each of the Portfolios
Gary J. Pokrzywinski/                             3               2,500.0     0               0      None
     Income Fund
David W. Simpson/                                 2                 752.7     0               0      None
     REIT Fund
     Small Cap Value Fund
Craig V. Sosey/                                   2               2,082.0     0               0      None
     Short Term Income Fund
     U.S. Government Securities Fund
Stephen Q. Spencer/                               2               2,754.3     0               0      None
     Growth & Income Fund
Joseph T. Suty/                                   1               2,853.3     0               0      None
     Equity Income Fund
Randall L. Yoakum/                                6              12,164.8     0               0      None
     Each of the Portfolios

---------------------------------------- -------------------- ------------ -------- ------------ --------------


COMPENSATION OF PORTFOLIO MANAGERS

WM Advisors believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisors is used as reference when determining salary.

The incentive-based portion of the portfolio managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, quality and intensity of research, distribution support and annuity asset management, and is inherently subjective. Investment performance is based on a comparison of the portfolio managers' investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's investment performance is based on the percentile rankings of the Funds or Portfolios for which the manager is primarily responsible as well as the Funds or Portfolios to whose management the manager contributes, with the performance of the Funds or Portfolios for which the manager is primarily responsible being weighted more heavily. Incentive compensation can be targeted up to 125% of a portfolio manager's total compensation. Certain portfolio managers receive an additional amount that is credited to a deferred compensation account which vests after three years. The value of this account is adjusted as though the account had been invested directly in the Funds or Portfolios for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the Funds or Portfolios for which the manager is primarily responsible being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio. In addition, portfolio managers may receive additional compensation in the form of long-term incentive awards consisting of Washington Mutual, Inc. stock options and restricted stock. Stock option and restricted stock awards vest over a three year period, vesting 1/3 each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement plans.

OWNERSHIP OF SHARES BY PORTFOLIO MANAGER

The table below shows the dollar range of equity securities of the Portfolios and Funds (other than the Money Market Fund) beneficially owned by each portfolio manager as of December 31, 2005. The Portfolios and Funds are only offered through insurance products and retirement plans. Each Portfolio and Fund is managed in a manner substantially similar to a publicly offered mutual fund advised by the same portfolio manager. The dollar range of investments beneficially owned by each portfolio manager in the other similarly managed mutual fund is also listed below. As described above, portfolio managers employed by the Advisor earn deferred compensation that is deposited in an account, the value of which is adjusted as though the account had been invested in the relevant publicly offered mutual fund.

------------------------------ ------------------------------- -------------------------------------------------------
                                                                             DOLLAR RANGE OF INVESTMENT
                                                               -------------------------------------------------------
                                                               -------------- -------------- -------------- ----------
      PORTFOLIO MANAGER              WM VARIABLE TRUST             TRUST         SIMILAR       DEFERRED       TOTAL
                                     PORTFOLIO OR FUND                          PUBLICLY
                                       MANAGED BY THE                            OFFERED     COMPENSATION
                                     PORTFOLIO MANAGER            SHARES       MUTUAL FUND      ACCOUNT
------------------------------ ------------------------------- -------------- -------------- -------------- ----------
------------------------------ ------------------------------- -------------- -------------- -------------- ----------

Daniel R. Coleman              Mid Cap Stock Fund                  None             D              D            D
Philip M. Foreman              West Coast Equity Fund              None             E              C            D
John R. Friedl                 Income Fund                         None           None             A            A
Michael D. Meighan             Flexible Income Portfolio           None           None           None         None
                               Conservative Balanced               None           None           None         None
                               Portfolio
                               Balanced Portfolio                    A            None             C            C
                               Conservative Growth Portfolio         C            None             C            C
                               Strategic Growth Portfolio          None           None           None         None
Gary J. Pokrzywinski           Income Fund                         None           None             C            C
David W. Simpson               REIT Fund                           None           None             A            A
                               Small Cap Value Fund                None             E              D            D
Craig V. Sosey                 Short Term Income Fund              None           None             B            B
                               U.S. Government Securities          None           None             B            B
                               Fund
Stephen Q. Spencer             Growth & Income Fund                None             C              D            D
Joseph T. Suty                 Equity Income Fund                  None           None           None         None
Randall L. Yoakum              Flexible Income Portfolio           None           None           None         None
                               Conservative Balanced               None           None           None         None
                               Portfolio
                               Balanced Portfolio                    D            None             D            D
                               Conservative Growth Portfolio       None           None           None         None
                               Strategic Growth Portfolio          None           None           None         None
------------------------------ ------------------------------- -------------- -------------- -------------- ----------
----------------------------------------------------------------------------------------------------------------------

A -$1-$10,000
B -$10,001-$50,000
C -$50,001-$100,000
D -$100,001-$500,000
E -$500,001-$1,000,000
F- over $1,000,000

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification

         Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1. Was committed in bad faith; or

               2. Was the result of active and deliberate dishonesty; or

       (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

      (iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

         If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to
Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

         The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1944, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1944, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1944, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1944, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 16. Exhibits.

* Unless otherwise stated, all filing references are to File No. 44-59474

1      (1)    (a)   Amendment and Restatement of the Articles of Incorporation (filed
                    10/24/2000 and  4/27/06)
              (b)   Articles of Amendment *

                 (1) Articles Supplementary (filed 2/14/2002)
                 (2) Articles Supplementary dated 12/15/04 (filed 2/26/2004)
                 (4) Articles Supplementary dated 6/14/04 (filed 8/27/04)
                 (4) Certificate of Correction of Articles Supplementary dated
                     10/7/04 (filed 2/24/05)
                 (5) Articles Supplementary dated 12/14/04 (filed 4/29/05)
                 (6) Articles Supplementary  *

2                   By-laws (filed 12/41/04)

4                   Not Applicable

4                   Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the
                    Proxy Statement/Prospectus).

5                   Included in Exhibits 1 and 2 hereto.

6                (1)  Management Agreement (filed 10/24/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (4)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Fourth Amendment to Management Agreement (filed 12/41/04)
                 (6)  Amended & Restated Management Agreement (filed 12/41/04)
                 (7)  Amended & Restated Management Agreement dated 4/11/04 (filed 6/15/2004)
                 (8)  Amended & Restated Management Agreement dated 6/14/04 (filed 8/27/04)
                 (9)  Amended & Restated Management Agreement dated 12/14/04 (filed 2/24/05)
                 (10) Amended & Restated Management Agreement dated 9/40/05 (filed 4/27/06)
                 (10)(a) Form of Amended & Restated Investment Management Agreement *
                 (11) Investment Service Agreement (filed 10/24/97)
                 (12) Amended & Restated Investment Service Agreement dated 4/1/04 (filed 6/15/2004)
                 (14) Sub-Advisory Agreement - Invista (filed 10/24/97)
                 (14) First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)
                 (15) Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (16) Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (17) Sub-Advisory Agreement - Morgan Stanley Asset Mgmt. (filed 10/24/97)
                 (18) Sub-Advisory Agreement - Berger Assoc. (filed 4/14/98)
                 (19) Sub-Advisory Agreement - Dreyfus Corp. (filed 4/14/98)
                 (20) Sub-Advisory Agreement - Goldman Sachs (filed 4/14/98)
                 (21) Sub-Advisory Agreement - JP Morgan (filed 4/14/98)
                 (22) Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (24) Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (24) Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (25) Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (26) Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (27) Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (28) 6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (29) 2nd Amdt. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (40) Sub-Advisory Agreement - Putnam (filed 02/14/04)
                 (41) Amended & Restated Sub-Adv. - Federated dated 11/21/04 (filed 2/26/04)
                 (42) Sub-Advisory Agreement - Neuberger Berman dated 10/41/04 (filed 2/26/04)
                 (44) Amended & Restated Sub-Adv. - Dreyfus dated 11/25/04 (filed 2/26/04)
                 (44) Sub-Advisory  Agreement - Grantham,  Mayo, Van Otterloo dated 4/1/04 (filed
                      4/29/04)
                 (45) Sub-Advisory Agreement - T. Rowe Price dated 4/8/04 (filed 6/15/2004)
                 (46) Amended & Restated Sub-Adv - PGI dated 4/1/04 (filed 6/15/2004)
                 (47) Sub-Advisory Agreement - UBS dated 9/40/02 (filed 6/15/2004)
                 (48) Amended & Restated  Sub-Advisory  Agreement - Bernstein dated 7/1/04 (filed
                      8/27/04)
                 (49) Amended &  Restated  Sub-Advisory  Agreement  - MSAM dated  6/40/04  (filed
                      8/27/04)
                 (40) Amended & Restated Sub-Advisory Agreement - PGI dated 6/40/04(filed 8/27/04)
                 (41) Amended & Restated  Sub-Advisory  Agreement - Neuberger Berman dated 6/40/04
                      (filed 8/27/04)
                 (42) Amended  & Restated  Sub-Advisory  Agreement - T. Rowe Price  dated  8/24/04
                      (filed 8/27/04)
                 (44) Sub-Advisory Agreement - American Century dated 8/18/04 (filed 8/27/04)
                 (44) Amended & Restated  Sub-Advisory  Agreement - Morgan Stanley dated 11/25/04
                      (filed 2/24/05)
                 (45) Amended  & Restated  Sub-Advisory  Agreement - UBS Global Asset dated 7/8/04
                      (filed 2/24/05)
                 (46) Amended  & Restated  Sub-Advisory  Agreement - JP Morgan dated 7/2/04 (filed
                      2/24/05)
                 (47) Amended & Restated  Sub-Advisory  Agreement - Neuberger Berman dated 6/25/04
                      (filed 2/24/05)
                 (48) Amended  &  Restated  Sub-Advisory  Agreement  - PGI dated  4/11/04  (filed
                      2/24/05)
                 (49) Sub-Advisory Agreement - Emerald dated 9/1/04 (filed 2/24/05)
                 (50) Amended & Restated Sub-Advisory  Agreement - The Dreyfus Group dated 7/1/04
                      (filed 2/24/05)
                 (51) Amended  & Restated  Sub-Advisory  Agreement - Morgan  Stanley dated 8/24/04
                      (filed 2/24/05)
                 (52) Amended  & Restated  Sub-Advisory  Agreement - Mellon Equity dated  12/22/04
                      (filed 2/24/05)
                 (54) Amended  & Restated  Sub-Advisory  Agreement  - PGI  dated  12/14/04  (filed
                      2/24/05)
                 (54) Amended & Restated  Sub-Advisory  Agreement - JP Morgan dated 1/5/05 (filed
                      2/24/05)
                 (55) Sub-Advisory Agreement - Columbis Circle Investors dated 1/5/05 (4/29/05)
                 (56) Amended & Restated Sub-Advisory Agreement - T. Rowe Price dated (08/01/2005)
                      (filed 4/27/06)
                 (57) Amended & Restated Sub-Advisory Agreement - Mellon Equity dated (08/08/2005)
                      (filed 4/27/06)
                 (58) Amended & Restated  Sub-Advisory  Agreement - PGI dated (07/01/2005)  (filed
                      4/27/06)
                 (59) Amended & Restated  Sub-Advisory  Agreement - PGI (dated  09/12/2005) (filed
                      4/27/06)
                 (60) Amended & Restated  Sub-Advisory  Agreement - PREI dated (07/01/2005) (filed
                      4/27/06)
                 (61) Amended & Restated Sub-Advisory  Agreement - PREI dated (09/12/2005) (filed
                      4/27/06)
                 (62) Sub-Sub-Advisory Agreement - Post dated (07/01/2005) (filed 4/27/06)
                 (64) Sub-Sub-Advisory Agreement - PREI dated (07/01/2005) (filed 4/27/06)
                 (64) Sub-Sub-Advisory Agreement - Spectrum dated (07/01/2005) (filed 4/27/06)
                 (65) Form of Amended & Restated  Sub-Advisory Agreement -Janus Capital Management
                      LLC*
                 (66) Form of Sub-Advisory Agreement -Salomon Brothers Asset Mangement *
                 (67) Form of Sub-Advisory Agreement -Oppenheimer Funds, Inc. *
                 (68) Form of Sub-Advisory Agreement -Capital Guardian Trust Company *
                 (69) Form of Sub-Advisory Agreement -Delaware Management Comapany *
                 (70) Form of Sub-Advisory Agreement -Oberweis Asset Management, Inc. *

7      (1)         a.   Distribution Agreement (filed 10/24/00)
                   b. Amended & Restated Distribution Agreement dated 6/14/04
                      (filed 8/27/04)

8                 Not Applicable

9        Custodian Agreement
                a. Domestic Custodian Agreement (filed 10/24/97)
                c. Global Custodian Agreement (filed 10/24/97)

10       Rule 12b-1 Plan
                a. Form of Distribution Plan and Agreement for Class 2 Shares *

11       Opinion and Consent of counsel, regarding legality of issuance of shares and other matters -*

12       Forms of Opinions and Consents of counsel on tax matters- To be filed by amendment.

14       Not Applicable

14       Consent of Independent Registered Public Accountants
         (a) Deloitte & Touche LLP
         (b) Ernst & Young LLP

15       Not Applicable

16     (a) Powers of Attorney.*

17     (a)  Prospectus of Principal Variable Contracts Fund, Inc. dated May 1, 2006  (filed 6/2/06)

       (b) Statement of Additional Information of Principal Variable Contracts Fund, Inc. dated May 1, 2006 (filed 6/2/06)

       (c) Annual Report of Principal Variable Contracts Fund, Inc. for the fiscal year ended December 41, 2005 (filed 2/21/06)

       (d) Semi-Annual Report of Principal Variable Contracts Fund, Inc. for the period ended June 40, 2006 (filed 8/25/06)

       (e) Prospectuses of the Acquired Funds (WM Variable Trust) dated May 1,
           2006 (filed 5/2/06)

       (f) Statements of Additional Information of the Acquired Funds (WM
           Variable Trust) dated May 1, 2006 (filed 5/2/06)

       (g) Annual Reports of the Acquired Funds (WM Variable Trust) for the fiscal years ended December 41, 2005 (filed 4/4/06)

       (h) Semi-Annual Reports of the Acquired Funds (WM Variable Trust) for the period ended June 40, 2006 (filed 8/41/06)

* Filed Herewith.


Item 17.       Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1944, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1944, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (4) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1944, the Registrant, Principal Investors Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines and State of Iowa, on the 4th day of October, 2006.

                                        Principal Variable Contracts Fund, Inc.
                                               (Registrant)

                                        By   /s/ R. C. Eucher
                                        R. C. Eucher
                                        Director, President and
                                        Chief Executive Officer

Attest:  /s/ James F. Sager
James F. Sager
Assistant Secretary

     Pursuant  to  the   requirement  of  the  Securities  Act  of  1944,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                   Title                                      Date

/s/ R. C. Eucher            Director, President and           October 4, 2006
R. C. Eucher                Chief Executive Officer
                            (Principal Executive Officer)

 (L. D. Zimpleman)*         Director and Chairman             October 4, 2006
L. D. Zimpleman                  of the Board

/s/ J. R. Brown             Vice President and                October 4, 2006
J. R. Brown                 Chief Financial Officer
                            (Principal Accounting Officer)

   (E. A. Ballantine)*      Director                          October 4, 2006
E. A. Ballantine

   (J. D. Davis)*           Director                          October 4, 2006
J. D. Davis

   (R. W. Gilbert)*         Director                          October 4, 2006
R. W. Gilbert

   (M. A. Grimmett)*        Director                          October 4, 2006
M. A. Grimmett

   (W. C. Kimball)*         Director                          October 4, 2006
W. C. Kimball

    (F.S. Hirsch)           Director                          October 4, 2006
F.S. Hirsch

   (B. A. Lukavsky)*        Director                          October 4, 2006
B. A. Lukavsky

*By    /s/ R. C. Eucher
R. C. Eucher
Director, President and Chief Executive Officer
Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX


    Exhibit No.    Description

       1(b)        Articles of Amendment

       1(6)        Articles Supplementary

         4         Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy
                   Statement/Prospectus)

      (10)(a)      Form of Amended & Restated Investment Management

       6(65)       Form of Amended & Restated Sub-Advisory Agreement -Janus Capital Management LLC

       6(66)       Form of Sub-Advisory Agreement -Salomon Brothers Asset Mangement

       6(67)       Form of Sub-Advisory Agreement -Oppenheimer Funds, Inc.

       6(68)       Form of Sub-Advisory Agreement -Capital Guardian Trust Company

       6(69)       Form of Sub-Advisory Agreement -Delaware Management Comapany

       6(70)       Form of Sub-Advisory Agreement -Oberweis Asset Management, Inc.

       10(a)       Form of Distribution Plan and Agreement for Class 2 Shares

        11         Opinion and Consent of counsel regarding legality of issuance of shares and other matters.

       14(a)       Consent of Deloitte & Touche LLP, Independent Registered Public Accountants.

       14(b)       Consent of Ernst & Young LLP, Independent Registered Public Accountants.

        16a        Powers of Attorney